UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	10.04 16.44%	11.61 18.10%	15.56 17.05%	2.14 2.14%
Class	Sales Charge		Six Months	One Year	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	10.02 16.42%	11.58 18.08%	15.61 17.16%	2.19 2.19%
Class	Sales Charge		Six Months	One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	15.02 15.94%	16.33 17.26%	16.25 16.25%	2.89 2.89%
Class	Sales Charge		Six Months	One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		16.57%	18.31%	17.41%	1.94%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception of the Fund
Russell 1000® Value Index[5]	16.31%	21.80%	16.14%
Russell 1000® Index[6]	15.05	17.17	18.11
Average Lipper Large-Cap Core Fund[7]	14.17	15.80	17.15

and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell

1000® Index represents approximately 92% of the U.S. market. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,164.40	$7.35	$1,018.00	$6.85

Class A Shares	$1,000.00	$1,164.20	$7.08	$1,018.20	$6.61

Class C Shares	$1,000.00	$1,159.40	$11.35	$1,014.30	$10.59

Class I Shares	$1,000.00	$1,165.70	$5.80	$1,019.40	$5.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.37% for Investor Class, 1.32% for Class A, 2.12% for Class C and 1.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Multi-Utilities	8.2%
Aerospace & Defense	6.6
Oil, Gas & Consumable Fuels	6.5
Pharmaceuticals	6.1
Electric Utilities	5.9
Tobacco	5.7
Commercial Services & Supplies	4.1
Diversified Telecommunication Services	3.9
Food Products	3.6
Beverages	3.3
Household Products	3.2
Media	3.2
Semiconductors & Semiconductor Equipment	3.1
Insurance	2.8
Electrical Equipment	2.6
IT Services	2.4
Computers & Peripherals	2.2
Software	1.8
Chemicals	1.7

Gas Utilities	1.7%
Leisure Equipment & Products	1.7
Food & Staples Retailing	1.5
Capital Markets	1.4
Commercial Banks	1.3
Energy Equipment & Services	1.3
Real Estate Investment Trusts	1.3
Industrial Conglomerates	1.2
Distributors	1.0
Health Care Equipment & Supplies	1.0
Hotels, Restaurants & Leisure	1.0
Specialty Retail	1.0
Diversified Financial Services	0.9
Air Freight & Logistics	0.5
Containers & Packaging	0.5
Machinery	0.5
Short-Term Investment	1.3
Other Assets, Less Liabilities	4.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Altria Group, Inc.

2.	Kimberly-Clark Corp.

3.	Mattel, Inc.

4.	AbbVie, Inc.

5.	Waste Management, Inc.
6.	Johnson & Johnson

7.	Wisconsin Energy Corp.

8.	CenturyLink, Inc.

9.	Raytheon Co.

10.	Merck & Co., Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its peers and its benchmark for the six months ended April 30, 2013?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 16.44% for Investor Class shares, 16.42% for Class A shares and 15.94% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 16.57%. All share classes outperformed the 14.17% return of the average Lipper1 large-cap core fund for the same period. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 16.31% return of the Russell 1000® Value Index2 for the six months ended April 30, 2013. The Russell 1000® Value Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, John Tobin and Kera Van Valen were added as portfolio managers.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong absolute returns that reflected growth in cash flows and shareholder yield—including dividends, share buybacks and debt reduction—from its holdings. The Fund’s absolute performance was also supported by the global rally in equities during the reporting period.

Relative to the Russell 1000® Value Index, the Fund’s emphasis on sustainable shareholder yield was a positive factor in an environment where market gains were led by defensive companies with strong shareholder-yield characteristics. The Fund’s relative returns were hurt by not owning the large banks and some information technology companies that saw a jump in share prices during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the Russell 1000® Value Index were the materials, energy and industrials sectors. (Contributions take weightings and total returns into account.) The Fund had less exposure than the Index to materials and energy companies. This positioning enhanced results, as these sectors had the weakest returns during the reporting period. The Fund’s holdings in the materials and industrials sectors appreciated more than securities in the comparable sectors of the Russell 1000® Value Index.

Results lagged the Russell 1000® Value Index in the information technology and financials sectors. While the Fund’s overweight position relative to the Index in information technology was a positive factor, stock selection in the sector detracted. Fund returns were hindered in the financials sector by the Fund’s avoidance of the large banks, many of which did not meet our shareholder-yield criteria. The Fund’s residual cash position also detracted from relative performance in a rising equity market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributors to the Fund’s absolute performance were hard disk manufacturer Seagate Technology, drug company AbbVie and health and hygiene company Kimberly-Clark. Seagate Technology reported strong results on improved pricing and stock repurchases. In January 2013, Abbott Laboratories split into two companies: Abbott Laboratories (a global health care company) and AbbVie (the biotechnology and pharmaceutical part of the business). The Fund’s position in Abbott Laboratories was also split into two parts, but AbbVie has a higher dividend commitment to its shareholders. We sold the Fund’s position in Abbott Laboratories, which has a lower dividend payment but a higher growth component. Kimberly-Clark reported strong international sales and improved profit margins. The company increased its dividend during the reporting period and has a buyback program that we believe is attractive.

During the reporting period, the most substantial detractors from the Fund’s absolute performance were Pitney Bowes, Darden Restaurants and ONEOK Partners. We sold the Fund’s position in Pitney Bowes, a company that provides hardware, software and services for physical and digital communications. The company continued to see pressure on its core businesses, and its priorities for capital allocation became unclear to us. We also sold the Fund’s position in casual dining restaurant operator Darden Restaurants after weak sales and an acquisition announcement reduced our confidence that the Fund would accumulate returns through dividends and share repurchases. Natural gas company ONEOK Partners reported a drop in earnings due to lower prices for natural gas liquids. With volumes up and new projects near completion, we continued to have confidence in the company’s ability to deliver shareholder yield, and thus held the position at the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

We added a Fund position in retail pharmacy CVS Caremark after management confirmed its intention to return $5 billion to

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Value Index.

mainstayinvestments.com	9

shareholders in 2013 through a combination of dividends and share repurchases. We believe that modest revenue growth, coupled with margin expansion, should allow CVS Caremark to continue generating strong free cash flow. We also established a Fund position in Health Care REIT, which operates a growing portfolio of medical office buildings. The company has a large dividend yield and plans on reducing its debt.

In addition to the sales already mentioned, we exited the Fund’s position in Diebold, a maker of ATMs. We sold the stock on the view that the company’s earnings and cash flows were being hurt by an intensifying slowdown among U.S. regional banks.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings are the result of buying and selling individual stocks and changed little during the reporting period. The most significant shifts were modest increases in energy and utilities and modest decreases in industrials and telecommunication services.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund had more exposure than the Russell 1000® Value Index to the consumer staples and utilities sectors, where an abundance of companies not only generate strong cash flows but also—as part of their capital-allocation decisions—emphasize returning capital to shareholders. As of the same date, the Fund remained significantly underweight in the financials sector, which makes up more than one-quarter of the Russell 1000® Value Index. Many of the larger financials, especially banks, were forced to cut dividends and issue new stock during the financial crisis. During the reporting period, many of these same banks continued to have their dividends restricted by regulators. These companies are still using cash to fortify their capital bases rather than provide shareholder yield. As a result, they are not appropriate candidates for the Fund at this time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 94.7%†
Aerospace & Defense 6.6%
Boeing Co. (The)	1,165	$106,493
General Dynamics Corp.	1,670	123,513
Honeywell International, Inc.	2,455	180,541
Lockheed Martin Corp.	2,035	201,648
♦Raytheon Co.	3,575	219,434
United Technologies Corp.	1,415	129,175

		960,804

Air Freight & Logistics 0.5%
United Parcel Service, Inc. Class B	785	67,384

Beverages 3.3%
Coca-Cola Co. (The)	3,420	144,769
Coca-Cola Enterprises, Inc.	3,320	121,612
Molson Coors Brewing Co. Class B	2,665	137,514
PepsiCo., Inc.	920	75,872

		479,767

Capital Markets 1.4%
BlackRock, Inc.	475	126,587
Waddell & Reed Financial, Inc. Class A	1,940	83,168

		209,755

Chemicals 1.7%
Dow Chemical Co. (The)	1,625	55,104
E.I. du Pont de Nemours & Co.	2,035	110,928
RPM International, Inc.	2,300	74,520

		240,552

Commercial Banks 1.3%
Bank of Hawaii Corp.	1,505	71,773
M&T Bank Corp.	1,095	109,719

		181,492

Commercial Services & Supplies 4.1%
Deluxe Corp.	3,575	136,351
R.R. Donnelley & Sons Co.	6,995	86,108
Republic Services, Inc.	3,930	133,934
♦Waste Management, Inc.	5,865	240,348

		596,741

Computers & Peripherals 2.2%
Apple, Inc.	240	106,260
Seagate Technology PLC	5,600	205,520

		311,780

Containers & Packaging 0.5%
Bemis Co., Inc.	1,805	71,027

Distributors 1.0%
Genuine Parts Co.	1,840	140,447

	Shares	Value

Diversified Financial Services 0.9%
CME Group, Inc.	2,203	$134,075

Diversified Telecommunication Services 3.9%
AT&T, Inc.	4,395	164,637
♦CenturyLink, Inc.	5,855	219,972
Verizon Communications, Inc.	3,390	182,755

		567,364

Electric Utilities 5.9%
Duke Energy Corp.	2,810	211,312
Entergy Corp.	1,030	73,367
Northeast Utilities	3,323	150,631
PPL Corp.	5,380	179,584
Southern Co.	2,655	128,051
Westar Energy, Inc.	3,155	110,299

		853,244

Electrical Equipment 2.6%
Eaton Corp. PLC	2,890	177,475
Emerson Electric Co.	3,455	191,787

		369,262

Energy Equipment & Services 1.3%
Diamond Offshore Drilling, Inc.	2,709	187,192

Food & Staples Retailing 1.5%
CVS Caremark Corp.	1,260	73,307
Wal-Mart Stores, Inc.	1,915	148,834

		222,141

Food Products 3.6%
Campbell Soup Co.	3,695	171,485
Hershey Co. (The)	1,940	172,970
Kraft Foods Group, Inc.	3,455	177,898

		522,353

Gas Utilities 1.7%
ONEOK, Inc.	2,910	149,457
WGL Holdings, Inc.	2,135	98,680

		248,137

Health Care Equipment & Supplies 1.0%
Medtronic, Inc.	2,990	139,573

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	1,350	137,889

Household Products 3.2%
Colgate-Palmolive Co.	640	76,423
♦Kimberly-Clark Corp.	2,470	254,879
Procter & Gamble Co. (The)	1,705	130,893

		462,195

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Industrial Conglomerates 1.2%
3M Co.	1,695	$177,483

Insurance 2.8%
Arthur J. Gallagher & Co.	5,070	215,221
Marsh & McLennan Cos., Inc.	2,820	107,188
Travelers Companies, Inc. (The)	975	83,275

		405,684

IT Services 2.4%
Automatic Data Processing, Inc.	2,615	176,094
Paychex, Inc.	4,540	165,302

		341,396

Leisure Equipment & Products 1.7%
♦Mattel, Inc.	5,425	247,706

Machinery 0.5%
Deere & Co.	763	68,136

Media 3.2%
Comcast Corp. Class A	4,260	167,375
Regal Entertainment Group Class A	5,975	107,192
Time Warner, Inc.	3,124	186,753

		461,320

Multi-Utilities 8.2%
CMS Energy Corp.	5,435	162,724
Dominion Resources, Inc.	2,335	144,023
Integrys Energy Group, Inc.	2,180	134,201
NiSource, Inc.	6,430	197,594
SCANA Corp.	1,980	107,316
TECO Energy, Inc.	4,960	94,885
Vectren Corp.	3,065	115,121
♦Wisconsin Energy Corp.	5,125	230,317

		1,186,181

Oil, Gas & Consumable Fuels 6.5%
Chevron Corp.	565	68,936
ConocoPhillips	2,390	144,475
Enterprise Products Partners, L.P.	1,715	104,015
Exxon Mobil Corp.	695	61,848
Kinder Morgan Energy Partners, L.P.	1,195	105,698
MarkWest Energy Partners, L.P.	1,505	95,116
ONEOK Partners, L.P.	1,715	92,781
Royal Dutch Shell PLC, ADR	2,150	146,135
Spectra Energy Corp.	3,820	120,445

		939,449

Pharmaceuticals 6.1%
♦AbbVie, Inc.	5,290	243,605
Bristol-Myers Squibb Co.	4,595	182,513
♦Johnson & Johnson	2,735	233,104
♦Merck & Co., Inc.	4,635	217,845

		877,067

	Shares	Value

Real Estate Investment Trusts 1.3%
Health Care REIT, Inc.	1,505	$112,830
Ventas, Inc.	1,010	80,426

		193,256

Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	3,230	77,358
KLA-Tencor Corp.	2,555	138,609
Linear Technology Corp.	1,750	63,875
Microchip Technology, Inc.	4,595	167,350

		447,192

Software 1.8%
Microsoft Corp.	3,905	129,256
Oracle Corp.	4,195	137,512

		266,768

Specialty Retail 1.0%
Home Depot, Inc. (The)	1,935	141,932

Tobacco 5.7%
♦Altria Group, Inc.	7,020	256,300
Lorillard, Inc.	3,575	153,332
Philip Morris International, Inc.	2,160	206,474
Reynolds American, Inc.	4,350	206,277

		822,383

Total Common Stocks (Cost $11,870,570)		13,679,127

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $182,418 (Collateralized by a Federal National Mortgage Assocation security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $190,000 and a Market Value of $189,931)	$182,418	182,418

Total Short-Term Investment (Cost $182,418)		182,418

Total Investments (Cost $12,052,988) (a)	96.0%	13,861,545
Other Assets, Less Liabilities	4.0	580,188
Net Assets	100.0%	$14,441,733

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of April 30, 2013, cost is $12,046,132 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,815,541
Gross unrealized depreciation	(128)

Net unrealized appreciation	$1,815,413

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$13,679,127	$—	$—	$13,679,127
Short-Term Investment
Repurchase Agreement	—	182,418	—	182,418

Total Investments in Securities	$13,679,127	$182,418	$—	$13,861,545

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $12,052,988)	$13,861,545
Receivables:
Fund shares sold	511,105
Investment securities sold	302,767
Dividends and interest	23,134
Manager (See Note 3)	2,224
Other assets	34,293

Total assets	14,735,068

Liabilities
Payables:
Investment securities purchased	159,055
Transfer agent (See Note 3)	51,392
Fund shares redeemed	46,647
Professional fees	22,347
Shareholder communication	9,039
NYLIFE Distributors (See Note 3)	1,231
Trustees	187
Accrued expenses	3,437

Total liabilities	293,335

Net assets	$14,441,733

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,148
Additional paid-in capital	12,374,805

12,375,953
Undistributed net investment income	94,715
Accumulated net realized gain (loss) on investments	162,508
Net unrealized appreciation (depreciation) on investments	1,808,557

Net assets	$14,441,733

Investor Class
Net assets applicable to outstanding shares	$768,925

Shares of beneficial interest outstanding	61,485

Net asset value per share outstanding	$12.51
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.24

Class A
Net assets applicable to outstanding shares	$3,671,083

Shares of beneficial interest outstanding	292,636

Net asset value per share outstanding	$12.54
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.27

Class C
Net assets applicable to outstanding shares	$670,605

Shares of beneficial interest outstanding	54,771

Net asset value and offering price per share outstanding	$12.24

Class I
Net assets applicable to outstanding shares	$9,331,120

Shares of beneficial interest outstanding	739,065

Net asset value and offering price per share outstanding	$12.63

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends	$454,264
Interest	16

Total income	454,280

Expenses
Manager (See Note 3)	81,197
Registration	29,174
Professional fees	21,167
Custodian	14,175
Transfer agent (See Note 3)	13,769
Shareholder communication	11,137
Distribution/Service—Investor Class (See Note 3)	710
Distribution/Service—Class A (See Note 3)	2,429
Distribution/Service—Class C (See Note 3)	2,277
Trustees	286
Miscellaneous	5,612

Total expenses before waiver/reimbursement	181,933
Expense waiver/reimbursement from Manager (See Note 3)	(67,351)

Net expenses	114,582

Net investment income (loss)	339,698

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	400,658
Net change in unrealized appreciation (depreciation) on investments	1,551,761

Net realized and unrealized gain (loss) on investments	1,952,419

Net increase (decrease) in net assets resulting from operations	$2,292,117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$339,698	$2,027,911
Net realized gain (loss) on investments	400,658	52,371,551
Net change in unrealized appreciation (depreciation) on investments	1,551,761	(26,396,938)

Net increase (decrease) in net assets resulting from operations	2,292,117	28,002,524

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(4,245)	(807)
Class A	(8,995)	(1,962)
Class C	(2,900)	—
Class I	(228,843)	(1,686,234)

	(244,983)	(1,689,003)

From net realized gain on investments:
Investor Class	(99,362)	(13,870)
Class A	(247,854)	(30,125)
Class C	(78,416)	(13,749)
Class I	(5,915,562)	(13,880,465)

	(6,341,194)	(13,938,209)

Total dividends and distributions to shareholders	(6,586,177)	(15,627,212)

Capital share transactions:
Net proceeds from sale of shares	3,299,544	57,657,095
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,002,164	4,407,737
Cost of shares redeemed	(27,922,850)	(304,719,709)

Increase (decrease) in net assets derived from capital share transactions	(20,621,142)	(242,654,877)

Net increase (decrease) in net assets	(24,915,202)	(230,279,565)

Net Assets
Beginning of period	39,356,935	269,636,500

End of period	$14,441,733	$39,356,935

Undistributed net investment income at end of period	$94,715	$—

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012		2011	2010***		2009
Net asset value at beginning of period	$13.54		$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.15		0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	1.62		1.46		0.51	0.81		0.30

Total from investment operations	1.77		1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.12)		(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(2.68)		(0.67)		(1.35)	—		—

Total dividends and distributions	(2.80)		(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$12.51		$13.54		$12.66	$13.51		$12.67

Total investment return (b)	16.44	%(c)	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49	%††	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.37	%††	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	2.03	%††	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	17%		50%		54%	54%		54%
Net assets at end of period (in 000’s)	$769		$444		$273	$74		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		February 3, 2009** through December 31,
	2013*		2012		2011	2010***		2009
Net asset value at beginning of period	$13.56		$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.14		0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	1.62		1.47		0.51	0.83		3.33

Total from investment operations	1.76		1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.10)		(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(2.68)		(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(2.78)		(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$12.54		$13.56		$12.68	$13.52		$12.67

Total investment return (b)	16.42	%(c)	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35	%††	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.32	%††	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.98	%††	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	17%		50%		54%	54%		54%
Net assets at end of period (in 000’s)	$3,671		$1,090		$534	$850		$127

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012		2011	2010***		2009
Net asset value at beginning of period	$13.34		$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.10		0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	1.58		1.45		0.51	0.82		0.30

Total from investment operations	1.68		1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	(0.10)		—		—	—		(0.02)
From net realized gain on investments	(2.68)		(0.67)		(1.35)	—		—

Total dividends and distributions	(2.78)		(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$12.24		$13.34		$12.53	$13.42		$12.67

Total investment return (b)	15.94	%(c)	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70	%††	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.12	%††	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.78	%††	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	17%		50%		54%	54%		54%
Net assets at end of period (in 000’s)	$671		$393		$208	$33		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008** through December 31,
	2013*		2012		2011	2010***		2009	2008
Net asset value at beginning of period	$13.62		$12.75		$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.21	(a)	0.14	(a)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.58		1.48		0.51	0.84		2.74	0.85

Total from investment operations	1.79		1.62		0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.10)		(0.08)		(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(2.68)		(0.67)		(1.35)	—		(0.88)	—

Total dividends and distributions	(2.78)		(0.75)		(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$12.63		$13.62		$12.75	$13.58		$12.70	$10.85

Total investment return (b)	16.57	%(c)	13.43%		4.43%	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.53	%††	1.06%		0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.08	%††	1.05	%(d)	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before waiver/reimbursement)	1.74	%††	1.10	%(d)	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	17%		50%		54%	54%		54%	1%
Net assets at end of period (in 000’s)	$9,331		$37,430		$268,622	$229,830		$155,231	$98,778

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a diversified fund. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and

22	MainStay Epoch U.S. Equity Yield Fund

has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the six-month period ended April 30, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.32% of its average daily net assets. New York Life Investments has agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $81,197 and waived its fees and/or reimbursed expenses in the amount of $67,351.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,108 and $3,029, respectively, for the six-month period ended April 30, 2013.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $22 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$495
Class A	1,263
Class C	395
Class I	11,616

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$37,527	4.9%
Class C	36,603	5.5

24	MainStay Epoch U.S. Equity Yield Fund

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$3,622,038
Long-Term Capital Gain	12,005,174
Total	$15,627,212

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $3,554 and $29,676, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	23,981	$288,661
Shares issued to shareholders in reinvestment of dividends and distributions	9,458	101,298
Shares redeemed	(1,670)	(19,485)

Net increase (decrease) in shares outstanding before conversion	31,769	370,474
Shares converted into Investor Class (See Note 1)	433	5,203
Shares converted from Investor Class (See Note 1)	(3,483)	(41,591)

Net increase (decrease)	28,719	$334,086

Year ended October 31, 2012:
Shares sold	17,504	$228,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	14,676
Shares redeemed	(5,600)	(71,838)

Net increase (decrease) in shares outstanding before conversion	13,118	171,397
Shares converted into Investor Class (See Note 1)	932	12,680
Shares converted from Investor Class (See Note 1)	(2,840)	(36,709)

Net increase (decrease)	11,210	$147,368

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	206,125	$2,427,776
Shares issued to shareholders in reinvestment of dividends and distributions	20,580	221,031
Shares redeemed	(17,540)	(209,616)

Net increase (decrease) in shares outstanding before conversion	209,165	2,439,191
Shares converted into Class A (See Note 1)	3,475	41,591
Shares converted from Class A (See Note 1)	(431)	(5,203)

Net increase (decrease)	212,209	$2,475,579

Year ended October 31, 2012:
Shares sold	51,809	$686,176
Shares issued to shareholders in reinvestment of dividends and distributions	2,289	27,723
Shares redeemed	(17,680)	(228,744)

Net increase (decrease) in shares outstanding before conversion	36,418	485,155
Shares converted into Class A (See Note 1)	2,836	36,709
Shares converted from Class A (See Note 1)	(931)	(12,680)

Net increase (decrease)	38,323	$509,184

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	23,047	$269,098
Shares issued to shareholders in reinvestment of dividends and distributions	7,562	79,548
Shares redeemed	(5,300)	(63,150)

Net increase (decrease)	25,309	$285,496

Year ended October 31, 2012:
Shares sold	18,487	$238,253
Shares issued to shareholders in reinvestment of distributions	1,146	13,749
Shares redeemed	(6,736)	(86,486)

Net increase (decrease)	12,897	$165,516

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	26,040	$314,009
Shares issued to shareholders in reinvestment of dividends and distributions	333,360	3,600,287
Shares redeemed	(2,368,555)	(27,630,599)

Net increase (decrease)	(2,009,155)	$(23,716,303)

Year ended October 31, 2012:
Shares sold	4,482,305	$56,504,107
Shares issued to shareholders in reinvestment of dividends and distributions	358,155	4,351,589
Shares redeemed	(23,159,858)	(304,332,641)

Net increase (decrease)	(18,319,398)	$(243,476,945)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch U.S. Equity Yield Fund

I. Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

mainstayinvestments.com	27

I. Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board also considered the recent revisions to the Fund’s name, investment objective and investment strategies, and New York Life Investments’ commitment to limit the Fund’s expenses in connection with implementing these changes.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

28	MainStay Epoch U.S. Equity Yield Fund

Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

II. Board Consideration and Approval of New Subadvisory Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto- Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch.

The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to Epoch were the result of arm’s-length negotiations. Because Epoch’s

30	MainStay Epoch U.S. Equity Yield Fund

subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch U.S. Equity Yield Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30065 MS175-13	MSEUE10-06/13 NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.26 12.45%	8.91 15.25%	–0.04 1.09%	2.50 3.25%	1.71 1.71%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.43 12.62%	9.21 15.56%	0.10 1.24%	2.74 3.61%	1.48 1.48%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.12 12.12%	13.38 14.38%	0.72 0.72%	2.73 2.73%	2.46 2.46%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		12.74%	15.83%	1.88%	3.86%	1.23%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	14.67%	16.70%	1.81%	5.11%
Average Lipper Global Multi-Cap Growth Fund[6]	12.53	11.15	0.79	4.20

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,124.50	$8.64	$1,016.70	$8.20

Class A Shares	$1,000.00	$1,126.20	$7.33	$1,017.90	$6.95

Class C Shares	$1,000.00	$1,121.20	$12.57	$1,012.90	$11.93

Class I Shares	$1,000.00	$1,127.40	$6.01	$1,019.10	$5.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.64% for Investor Class, 1.39% for Class A, 2.39% for Class C and 1.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

United States	50.8%
France	10.7
United Kingdom	9.6
Germany	8.0
Luxembourg	3.5
Republic of Korea	3.0
Japan	2.8

Switzerland	2.8%
Belgium	2.6
Australia	2.5
Israel	2.2
Other Assets, Less Liabilities	1.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	American International Group, Inc.

2.	CME Group, Inc.

3.	SCOR SE

4.	Boeing Co. (The)

5.	SES S.A.
6.	UnitedHealth Group, Inc.

7.	Safran S.A.

8.	Citigroup, Inc.

9.	Experian PLC

10.	Linde A.G.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its peers and its benchmark for the six months ended April 30, 2013?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 12.45% for Investor Class shares, 12.62% for Class A shares and 12.12% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 12.74%. Investor Class and Class C shares underperformed—and Class A and Class I shares outperformed—the 12.53% return of the average Lipper1 global multi-cap growth fund over the same period. All share classes underperformed the 14.67% return of the MSCI World Index2 for the six months ended April 30, 2013. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund did not appreciate as quickly as the MSCI World Index in the context of a broad double-digit rally in global equity markets. Several of the Fund’s technology holdings had returns that were negative or in the low single digits, hampering returns. Having no exposure to Japan was also a headwind. Aggressive fiscal and monetary policies put in place by Japan’s new prime minister and the nation’s central bank lifted that market to a 31% return for the reporting period, the best of any developed market. Our wariness about investing in Japan, however, is based on the low standing of minority shareholders among the priorities of many Japanese corporations and the uphill climb the government faces in implementing reforms needed to sustain any economic upturn. Finally, the Fund’s cash position was a drag in a fast-rising market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the MSCI World Index were the materials, energy and industrials sectors. (Contributions take weightings and total returns into account.)

During the reporting period, the largest detractors from the Fund’s relative performance were the information technology, financials and health care sectors.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media and entertainment company Time Warner and aerospace companies Rolls-Royce Holdings and Boeing. Time Warner delivered strong operating results and recently announced that it would spin off Time, Inc., its publishing division, which includes Time and Fortune magazines. The publishing division has been in decline. In our view, the transaction should improve Time Warner’s growth profile and allow management to concentrate on core assets—the company’s pay TV networks and TV studio businesses. Rolls-Royce Holdings and Boeing were strong performers, as aerospace generally did well, reinforcing our theme that certain companies will benefit from a strong replacement cycle in developed markets and new demand in emerging markets. Rolls-Royce Holdings did particularly well after announcing solid 2012 results. The company’s relatively new CEO appeared to remain focused on improving operational performance and improving free cash flow.

During the reporting period, the most substantial detractors from the Fund’s absolute performance were consumer electronics and entertainment company Apple, retail restaurant operator Yum! Brands and dialysis services provider Fresenius Medical Care. Concerns about Apple’s growth prospects and the lack of an announcement that the company would increase cash returns to shareholders weighed on Apple’s stock. While Apple’s stock underperformed, we believe it is undervalued when considering the growth prospects of the company. While the company’s growth is moderating and margins may decline as a result of product mix (for example, iPad minis have lower margins than iPads), we believe that Apple still has growth potential. In our view, smartphone penetration is in the early innings in emerging markets, and tablet penetration is in early innings globally. The market seems to be pricing Apple’s stock as a dying business—particularly when excluding cash. Yum! Brands declined after a chicken supply issue arose in China. We were concerned that the company might be impaired in China, and we exited the stock. Fresenius Medical Care declined because of concerns on health care price pressures, and we eliminated the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a number of significant purchases and sales during the reporting period. Purchases included two financial companies, AIG and Citigroup. AIG has undergone significant restructuring since the global crisis. It changed management, reduced its problematic financial products business by more than 90% and made substantial investment in enterprise risk management and underwriting information technology. Today, AIG is primarily an insurance company with 60% of its earnings coming from property and casualty and 40% from life insur

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

ance. Despite the improvement in its business profile, at the time of purchase, it traded at 9% free-cash-flow yield, which we believe should grow over time. We see meaningful growth at AIG’s property and casualty unit, driven by better underwriting and a favorable industry pricing environment. Citigroup has also shed assets since the financial crisis, notably eliminating proprietary trading, which makes results more transparent. It has also restructured its management and firmed its capital base. Citigroup is projected to generate one-third of its pre-tax earnings in the United States going forward, with the remainder split evenly among EMEA (Europe, Middle East and Africa), Latin America and Asia, giving Citigroup unparalleled exposure to capital markets growth and the global middle class.

We initiated a Fund position in United Healthcare Group, while eliminating the Fund’s position in Aetna. Over the nine months ended April 30, 2013, United Healthcare Group’s premium over Aetna narrowed considerably. Given United Healthcare Group’s exposure to unregulated businesses—approximately 25% of its earnings (compared to 0% of Aetna’s earnings)—we feel United Healthcare Group deserves to trade at a greater premium. Its unregulated businesses (health care information technology, pharmaceutical benefit management and behavioral health) are expected to grow their earnings by 40% in 2013 and could grow to 35% to 40% of United Healthcare Group’s total earnings by 2015. We sold Aetna after a period of strong performance.

In addition to the sales mentioned earlier, we sold farming equipment manufacturer Deere & Co. to fund other opportunities that in our opinion had better risk/reward characteristics.

How did the Fund’s sector weightings change during the reporting period?

The Fund had several meaningful shifts in terms of sector weightings during the reporting period. The largest increases were in materials and financials. The Fund ended the reporting period with a larger weighting than the MSCI World Index in materials. The Fund increased its position in financials from an underweight position to one that was approximately in line with the Index. The largest decreases were in health care and information technology. The Fund ended the reporting period with an underweight position relative to the MSCI World Index in both sectors.

How was the Fund positioned at the end of April 2013?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of April 30, 2013, the Fund’s most significant sector variation from the MSCI World Index was an overweight position in the industrials sector, driven by the aerospace theme, followed by materials. As of the same date, the Fund also had a greater-than-benchmark weight in the consumer discretionary sector. As of April 30, 2013, the Fund had less exposure than the MSCI World Index to the energy, consumer staples, telecommunication services, health care, utilities and information technology sectors.

We continue to seek high-quality, cash-generating businesses with sound capital allocation policies. In an environment where economic growth is slower than in past cycles, this is where we see opportunity, even if the market pauses in the near term after a period of outsized returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Australia 2.5%
Amcor, Ltd. (Containers & Packaging)	390,150	$4,000,194

Belgium 2.6%
Anheuser-Busch InBev N.V. (Beverages)	43,454	4,134,634

France 10.7%
Essilor International S.A. (Health Care Equipment & Supplies)	29,650	3,336,225
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense)	42,800	2,260,538
♦Safran S.A. (Aerospace & Defense)	109,668	5,385,695
♦SCOR SE (Insurance)	189,700	5,757,229

		16,739,687

Germany 8.0%
Bayer A.G. (Pharmaceuticals)	29,715	3,100,131
GEA Group A.G. (Machinery)	125,500	4,245,147
♦Linde A.G. (Chemicals)	27,250	5,153,359

		12,498,637

Israel 2.2%
Check Point Software Technologies, Ltd. (Software) (a)	72,750	3,391,605

Japan 2.8%
JSR Corp. (Chemicals)	193,300	4,447,575

Luxembourg 3.5%
♦SES S.A. (Media)	176,919	5,524,277

Republic of Korea 3.0%
Samsung Electronics Co., Ltd., GDR (Semiconductors & Semiconductor Equipment) (b)	6,856	4,737,496

Switzerland 2.8%
SGS S.A. (Professional Services)	1,837	4,439,384

United Kingdom 9.5%
♦Experian PLC (Professional Services)	300,350	5,281,330
Rolls-Royce Holdings PLC (Aerospace & Defense) (a)	281,450	4,940,250
WPP PLC (Media)	283,146	4,679,736

		14,901,316

	Shares	Value

United States 49.4%
♦American International Group, Inc. (Insurance) (a)	153,830	$6,371,639
Apple, Inc. (Computers & Peripherals)	11,294	5,000,418
Blackstone Group L.P. (The) (Capital Markets)	189,400	3,892,170
♦Boeing Co. (The) (Aerospace & Defense)	61,390	5,611,660
CIT Group, Inc. (Commercial Banks) (a)	109,460	4,653,145
♦Citigroup, Inc. (Diversified Financial Services)	114,945	5,363,334
♦CME Group, Inc. (Diversified Financial Services)	102,213	6,220,683
Comcast Corp. Class A (Media)	94,300	3,705,047
CVS Caremark Corp. (Food & Staples Retailing)	82,900	4,823,122
Ecolab, Inc. (Chemicals)	55,942	4,733,812
International Game Technology (Hotels, Restaurants & Leisure)	282,630	4,790,578
International Paper Co. (Paper & Forest Products)	82,650	3,882,897
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	87,319	4,911,694
National Oilwell Varco, Inc. (Energy Equipment & Services)	71,340	4,652,795
Time Warner, Inc. (Media)	58,175	3,477,701
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	90,400	5,417,672

		77,508,367

Total Common Stocks (Cost $136,050,163)		152,323,172

Preferred Stock 0.1%
United Kingdom 0.1%
Rolls-Royce Holdings PLC – Class C (Aerospace & Defense) (a)(c)	33,492,550	52,026

Total Preferred Stock (Cost $51,049)		52,026

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $2,208,609 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/7/22, with a Principal Amount of $2,270,000 and a Market Value of $2,255,399) (Capital Markets)	$2,208,608	$2,208,608

Total Short-Term Investment (Cost $2,208,608)		2,208,608

Total Investments (Cost $138,309,820) (d)	98.5%	154,583,806
Other Assets, Less Liabilities	1.5	2,407,925
Net Assets	100.0%	$156,991,731
(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—The total market value of this security as of April 30, 2013 is $52,026, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	As of April 30, 2013, cost is $138,479,563 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,197,130
Gross unrealized depreciation	(1,092,887)

Net unrealized appreciation	$16,104,243

The following abbreviation is used in the above portfolio:

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$152,323,172	$—	$—	$152,323,172
Preferred Stock (b)	—	—	52,026	52,026
Short-Term Investment
Repurchase Agreement	—	2,208,608	—	2,208,608

Total Investments in Securities	$152,323,172	$2,208,608	$52,026	$154,583,806

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $52,026 is a security listed under United Kingdom in the Aerospace and Defense industry within the Preferred Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Preferred Stock
Aerospace & Defense	$28,337	$—	$260	$644	$51,050	$(28,265)	$—	$—	$52,026	$976

Total	$28,337	$—	$260	$644	$51,050	$(28,265)	$—	$—	$52,026	$976

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$18,250,169	11.6%
Beverages	4,134,634	2.6
Capital Markets	6,100,778	3.9
Chemicals	14,334,746	9.1
Commercial Banks	4,653,145	3.0
Computers & Peripherals	5,000,418	3.2
Containers & Packaging	4,000,194	2.5
Diversified Financial Services	11,584,017	7.4
Energy Equipment & Services	4,652,795	3.0
Food & Staples Retailing	4,823,122	3.1
Health Care Equipment & Supplies	3,336,225	2.1
Health Care Providers & Services	5,417,672	3.4
Hotels, Restaurants & Leisure	9,702,272	6.2
Insurance	12,128,868	7.7
Machinery	4,245,147	2.7
Media	17,386,761	11.1
Paper & Forest Products	3,882,897	2.5
Pharmaceuticals	3,100,131	2.0
Professional Services	9,720,714	6.2
Semiconductors & Semiconductor Equipment	4,737,496	3.0
Software	3,391,605	2.2

	154,583,806	98.5
Other Assets, Less Liabilities	2,407,925	1.5

Net Assets	$156,991,731	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $138,309,820)	$154,583,806
Cash denominated in foreign currencies (identified cost $416,073)	420,351
Receivables:
Investment securities sold	3,858,578
Dividends and interest	532,440
Fund shares sold	6,375
Other assets	34,117

Total assets	159,435,667

Liabilities
Payables:
Investment securities purchased	2,278,349
Manager (See Note 3)	125,460
Professional fees	28,660
Shareholder communication	6,150
Transfer agent (See Note 3)	2,483
NYLIFE Distributors (See Note 3)	1,425
Fund shares redeemed	303
Trustees	63
Accrued expenses	1,043

Total liabilities	2,443,936

Net assets	$156,991,731

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,485
Additional paid-in capital	138,202,737

138,211,222
Undistributed net investment income	829,360
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,673,981
Net unrealized appreciation (depreciation) on investments	16,273,986
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3,182

Net assets	$156,991,731

Investor Class
Net assets applicable to outstanding shares	$439,876

Shares of beneficial interest outstanding	24,408

Net asset value per share outstanding	$18.02
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.07

Class A
Net assets applicable to outstanding shares	$4,850,285

Shares of beneficial interest outstanding	268,303

Net asset value per share outstanding	$18.08
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.13

Class C
Net assets applicable to outstanding shares	$464,989

Shares of beneficial interest outstanding	26,457

Net asset value and offering price per share outstanding	$17.58

Class I
Net assets applicable to outstanding shares	$151,236,581

Shares of beneficial interest outstanding	8,166,182

Net asset value and offering price per share outstanding	$18.52

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,611,290
Interest	364

Total income	1,611,654

Expenses
Manager (See Note 3)	616,642
Registration	26,991
Professional fees	25,485
Custodian	9,493
Shareholder communication	8,270
Distribution/Service—Investor Class (See Note 3)	438
Distribution/Service—Class A (See Note 3)	5,432
Distribution/Service—Class C (See Note 3)	1,965
Transfer agent (See Note 3)	6,949
Trustees	1,264
Miscellaneous	9,768

Total expenses	712,697

Net investment income (loss)	898,957

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	7,436,535
Foreign currency transactions	(21,499)

Net realized gain (loss) on investments and foreign currency transactions	7,415,036

Net change in unrealized appreciation (depreciation) on:
Investments	6,958,104
Translation of other assets and liabilities in foreign currencies	3,437

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,961,541

Net realized and unrealized gain (loss) on investments and foreign currency transactions	14,376,577

Net increase (decrease) in net assets resulting from operations	$15,275,534

(a)	Dividends recorded net of foreign withholding taxes in the amount of $132,224.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$898,957	$586,568
Net realized gain (loss) on investments and foreign currency transactions	7,415,036	5,134,152
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,961,541	4,279,155

Net increase (decrease) in net assets resulting from operations	15,275,534	9,999,875

Dividends to shareholders:
From net investment income:
Investor Class	(94)	—
Class A	(8,928)	(4,714)
Class I	(385,981)	(206,284)

Total dividends to shareholders	(395,003)	(210,998)

Capital share transactions:
Net proceeds from sale of shares	56,349,606	36,927,299
Net asset value of shares issued to shareholders in reinvestment of dividends	394,174	209,691
Cost of shares redeemed	(3,391,818)	(35,627,372)

Increase (decrease) in net assets derived from capital share transactions	53,351,962	1,509,618

Net increase (decrease) in net assets	68,232,493	11,298,495

Net Assets
Beginning of period	88,759,238	77,460,743

End of period	$156,991,731	$88,759,238

Undistributed net investment income at end of period	$829,360	$325,406

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012	2011		2010***		2009
Net asset value at beginning of period	$16.03		$14.21	$14.22		$13.49		$13.36

Net investment income (loss)	0.07		0.06 (a)	(0.02	)(a)	(0.02	)(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	1.93		1.77	0.01		0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00	)‡	(0.05)		(0.00	)‡

Total from investment operations	2.00		1.82	(0.01)		0.73		0.18

Less dividends:
From net investment income	(0.01)		—	—		—		(0.05)

Net asset value at end of period	$18.02		$16.03	$14.21		$14.22		$13.49

Total investment return (b)	12.45	%(c)	12.81%	(0.07%)		5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	%††	0.39%	(0.11%)		(0.17	%)††	0.03	%††
Net expenses	1.64	%††	1.71%	1.76%		1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.64	%††	1.71%	1.90%		2.10	% ††	1.72	%††
Portfolio turnover rate	63%		91%	162%		151%		74%
Net assets at end of period (in 000’s)	$440		$303	$247		$119		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.09		$14.25	$14.24	$13.49		$10.84	$17.43	$16.97

Net investment income (loss)	0.10		0.09 (a)	0.02 (a)	0.01	(a)	0.04 (a)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.93		1.78	0.00 ‡	0.79		2.70	(6.58)	1.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.05)		(0.01)	—	—

Total from investment operations	2.03		1.86	0.02	0.75		2.73	(6.56)	1.46

Less dividends and distributions:
From net investment income	(0.04)		(0.02)	(0.01)	—		(0.08)	(0.03)	(0.01)
From net realized gain on investments	—		—	—	—		—	(0.00)‡	(1.05)

Total dividends and distributions	(0.04)		(0.02)	(0.01)	—		(0.08)	(0.03)	(1.06)

Redemption fee (b)	—		—	—	—		—	—	0.06

Net asset value at end of period	$18.08		$16.09	$14.25	$14.24		$13.49	$10.84	$17.43

Total investment return (c)	12.62	%(d)	13.07%	0.15%	5.56	%(d)	25.17%	(37.63%)	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	%††	0.63%	0.13%	0.11	%††	0.30%	0.21%	0.01%
Net expenses	1.39	%††	1.48%	1.54%	1.54	%††	1.55%	1.54%	1.54%
Expenses (before waiver/reimbursement)	1.39	%††	1.48%	1.68%	1.88	%††	1.78%	1.75%	1.95%
Portfolio turnover rate	63%		91%	162%	151%		74%	47%	43%
Net assets at end of period (in 000’s)	$4,850		$3,921	$3,432	$1,855		$2,973	$339	$120

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012		2011		2010***		2009
Net asset value at beginning of period	$15.68		$14.01		$14.12		$13.49		$13.36

Net investment income (loss)	0.03		(0.05	)(a)	(0.12	)(a)	(0.10	)(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	1.87		1.73		0.01		0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.00	)‡	(0.05)		(0.00	)‡

Total from investment operations	1.90		1.67		(0.11)		0.63		0.16

Less dividends:
From net investment income	—		—		—		—		(0.03)

Net asset value at end of period	$17.58		$15.68		$14.01		$14.12		$13.49

Total investment return (b)	12.12	%(c)	11.92%		(0.78%)		4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23	%††	(0.36%)		(0.86%)		(0.92	%)††	(0.78	%)††
Net expenses	2.39	%††	2.46%		2.51%		2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.39	%††	2.46%		2.65%		2.85	% ††	2.47	% ††
Portfolio turnover rate	63%		91%		162%		151%		74%
Net assets at end of period (in 000’s)	$465		$342		$59		$38		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.50		$14.60	$14.59	$13.79		$11.06	$17.47	$16.99

Net investment income (loss)	0.12		0.12 (a)	0.05 (a)	0.04	(a)	0.07 (a)	0.05 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.98		1.83	0.01	0.81		2.76	(6.41)	1.54
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.05)		(0.01)	—	—

Total from investment operations	2.10		1.94	0.06	0.80		2.82	(6.36)	1.58

Less dividends and distributions:
From net investment income	(0.08)		(0.04)	(0.05)	—		(0.09)	(0.05)	(0.05)
From net realized gain on investments	—		—	—	—		—	(0.00)‡	(1.05)

Total dividends and distributions	(0.08)		(0.04)	(0.05)	—		(0.09)	(0.05)	(1.10)

Redemption fee (b)	—		—	—	0.00	‡	—	0.00 ‡	—

Net asset value at end of period	$18.52		$16.50	$14.60	$14.59		$13.79	$11.06	$17.47

Total investment return (c)	12.74	%(d)	13.33%	0.42%	5.80	%(d)	25.53%	(36.37%)	9.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%††	0.80%	0.33%	0.35	%††	0.62%	0.42%	0.26%
Net expenses	1.14	%††	1.23%	1.29%	1.29	%††	1.29%	1.29%	1.29%
Expenses (before waiver/reimbursement)	1.14	%††	1.23%	1.43%	1.63	%††	1.54%	1.50%	1.70%
Portfolio turnover rate	63%		91%	162%	151%		74%	47%	43%
Net assets at end of period (in 000’s)	$151,237		$84,193	$73,723	$54,695		$38,976	$56,715	$34,911

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

20	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $52,026 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state

22	MainStay Epoch Global Choice Fund

and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.54% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2014 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $616,642.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $451 and $850, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $30 and $213, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses

24	MainStay Epoch Global Choice Fund

incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$444
Class A	219
Class C	503
Class I	5,783

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$33,851	7.7%
Class C	32,984	7.1

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $5,571,312 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2018	$539 5,032	$	— —
Total	$5,571		$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$210,998

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $125,876 and $74,098, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	6,907	$119,649
Shares issued to shareholders in reinvestment of dividends	6	94
Shares redeemed	(1,428)	(24,689)

Net increase (decrease)	5,485	$95,054

Year ended October 31, 2012:
Shares sold	7,087	$108,009
Shares redeemed	(2,788)	(42,950)

Net increase (decrease) in shares outstanding before conversion	4,299	65,059
Shares converted from Investor Class (See Note 1)	(2,727)	(41,482)

Net increase (decrease)	1,572	$23,577

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	54,796	$921,976
Shares issued to shareholders in reinvestment of dividends	519	8,581
Shares redeemed	(30,721)	(514,006)

Net increase (decrease)	24,594	$416,551

Year ended October 31, 2012:
Shares sold	62,532	$954,431
Shares issued to shareholders in reinvestment of dividends	332	4,694
Shares redeemed	(62,756)	(970,557)

Net increase (decrease) in shares outstanding before conversion	108	(11,432)
Shares converted into Class A (See Note 1)	2,720	41,482

Net increase (decrease)	2,828	$30,050

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,989	$99,809
Shares redeemed	(1,368)	(22,904)

Net increase (decrease)	4,621	$76,905

Year ended October 31, 2012:
Shares sold	18,726	$277,760
Shares redeemed	(1,128)	(17,636)

Net increase (decrease)	17,598	$260,124

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	3,203,870	$55,208,172
Shares issued to shareholders in reinvestment of dividends	22,810	385,499
Shares redeemed	(163,217)	(2,830,219)

Net increase (decrease)	3,063,463	$52,763,452

Year ended October 31, 2012:
Shares sold	2,257,123	$35,587,099
Shares issued to shareholders in reinvestment of dividends	14,157	204,997
Shares redeemed	(2,219,018)	(34,596,229)

Net increase (decrease)	52,262	$1,195,867

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Global Choice Fund

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

mainstayinvestments.com	27

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the

28	MainStay Epoch Global Choice Fund

Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

II.  Board Consideration and Approval of New Subadvisory Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to

30	MainStay Epoch Global Choice Fund

Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch Global Choice Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30137 MS175-13	MSEGC10-06/13 NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.51 14.83%	12.22 18.75%	4.37 5.55%	6.29 7.11%	1.13 1.13%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.45 14.76%	12.21 18.75%	4.34 5.53%	5.41 6.30%	1.13 1.13%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.28 14.28%	16.86 17.86%	4.76 4.76%	6.23 6.23%	1.88 1.88%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		14.92%	19.05%	5.78%	7.27%	0.88%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	14.67%	16.70%	1.81%	4.32%
Average Lipper Global Multi-Cap Value Fund[6]	14.64	16.39	2.40	3.94

and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap value fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,148.30	$5.81	$1,019.40	$5.46

Class A Shares	$1,000.00	$1,147.60	$5.64	$1,019.50	$5.31

Class C Shares	$1,000.00	$1,142.80	$9.78	$1,015.70	$9.20

Class I Shares	$1,000.00	$1,149.20	$4.32	$1,020.80	$4.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.09% for Investor Class, 1.06% for Class A, 1.84% for Class C and 0.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

United States	51.2%
United Kingdom	18.7
Germany	6.5
France	5.7
Switzerland	5.1
Canada	3.6
Australia	2.1
Netherlands	1.6

Italy	1.5%
Norway	0.7
Belgium	0.7
Taiwan	0.6
Sweden	0.6
Philippines	0.6
Other Assets, Less Liabilities	0.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	BCE, Inc.

2.	Vodafone Group PLC

3.	PPL Corp.

4.	Swisscom A.G.

5.	Verizon Communications, Inc.
6.	Royal Dutch Shell PLC

7.	GlaxoSmithKline PLC

8.	Duke Energy Corp.

9.	Imperial Tobacco Group PLC

10.	CenturyLink, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its peers and its benchmark for the six months ended April 30, 2013?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 14.83% for Investor Class shares, 14.76% for Class A shares and 14.28% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 14.92%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 14.64% return of the average Lipper1 global multi-cap value fund and the 14.67% return of the MSCI World Index2 for the six months ended April 30, 2013. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong absolute returns that reflected growth in cash flows and shareholder yield (dividends, share buybacks and debt reduction) from the Fund’s holdings. The Fund’s absolute performance was also supported by the global rally in equities.

Relative to the MSCI World Index, the Fund’s emphasis on sustainable shareholder yield was a positive factor in an environment where market gains were led by defensive companies with strong shareholder-yield characteristics. Relative returns were hurt by having no exposure to Japan, which had the highest returns among developed markets. The rapid advance of Japanese stocks came on the back of aggressive monetary policies put in place by Japan’s central bank.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the MSCI World Index were the materials, information technology and health care sectors. (Contributions take weightings and total returns into account.) The Fund had less exposure than the Index to materials and information technology companies. This enhanced relative results, as these sectors had among the weakest returns during the reporting period. Even so, the Fund’s holdings in the materials, information technology and health care sectors advanced more than sector-related positions in the MSCI World Index.

The Fund’s relative results were hindered by the consumer discretionary and financials sectors. While all but one of the Fund’s consumer discretionary holdings had a positive return, the Fund’s consumer discretionary stocks did not appreciate as fast as the sector as a whole. Having less exposure than the MSCI World Index to financials also hampered returns. The Fund’s cash position was also a drag on relative results in a fast-rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were pharmaceutical maker Roche, health and hygiene company Kimberly-Clark and reinsurance company Munich Re. Roche delivered a strong 2012 earnings report at the end of January. For the year, Roche generated a 19% increase in free cash flow. The company said it expected continued growth in earnings and sales in 2013 and announced a dividend increase. Roche has now raised its dividend annually for 26 consecutive years. Over the past 10 years, Roche’s dividend has grown at a 17.6% compound annual rate. Kimberly-Clark reported strong international sales and improved its profit margins. The company has an attractive share buyback program and increased its dividend. Munich Re benefited from cyclically stronger reinsurance pricing.

During the reporting period, the most significant detractors from the Fund’s absolute performance were media company Pearson, communication technology company Pitney Bowes and financial exchange operator NYSE Euronext. Pearson reported disappointing full-year results, driven by weakness in the North American education business. The North American education business continues to be pressured by the overall macro environment and public spending cuts. Pearson also announced a restructuring plan that may be strategically sensible for the long term. Nevertheless, we believe that the plan is likely to weigh on profit and cash flow growth over the next couple of years. We sold the Fund’s position in Pitney Bowes, which provides hardware, software and services for physical and digital communications, as the company continued to see pressure on its core businesses. The company’s priorities for capital allocation also became unclear. NYSE Euronext provided disappointing operating results, which reduced our confidence in the company’s ability to continue to return attractive levels of cash to shareholders. We exited the position.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased Centrica, an integrated utility company based in the U.K. Centrica not only supplies natural gas and electricity to its residential and business customers, but it also explores for and produces natural gas. We believe that Centrica

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

has ample free cash flow to sufficiently cover its dividend and share buyback program. The Fund also purchased Health Care REIT, which operates a growing portfolio of medical office buildings. The company has a large dividend yield and plans on reducing debt.

In addition to selling Pitney Bowes and NYSE Euronext, we exited the Fund’s position in Diebold, a maker of ATMs. We sold the stock on the view that earnings and cash flows were being hurt by an accelerated slowdown among U.S. regional banks.

In January 2013, Abbott Laboratories split itself into two companies: Abbott Laboratories (a global health care company) and AbbVie (the biotechnology and pharmaceutical part of the business.) The Fund’s position in Abbott Laboratories was also split into two parts, but AbbVie has a higher dividend commitment to its shareholders. We sold the Fund’s position in Abbott Laboratories, which has a lower dividend payment but a higher growth component.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings are the result of buying and selling individual stocks. The largest shifts during the reporting period were an increase in the utilities sector and decreases in the consumer discretionary and consumer staples sectors.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund had more exposure than the MSCI World Index to the utilities and telecommunication services sectors, where an abundance of companies not only generate strong cash flows but also—as part of their capital-allocation decisions—emphasize returning capital to shareholders.

As of the same date, the Fund remained vastly underweight relative to the MSCI World Index in the financials sector, which constitutes more than one-quarter of the Index. Many of the larger financials, especially banks, were forced to cut dividends and issue new stock during the financial crisis. Many of these same banks continue to have their dividends restricted by regulators. These companies are still in the process of using cash to fortify their capital bases rather than providing shareholder yield. As a result, they are not appropriate candidates for the Fund at this time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 96.5%†
Australia 2.1%
Telstra Corp., Ltd. (Diversified Telecommunication Services)	5,432,000	$28,044,151
Westpac Banking Corp. (Commercial Banks)	586,202	20,540,792

		48,584,943

Belgium 0.7%
Anheuser-Busch InBev N.V. (Beverages)	166,200	15,813,875

Canada 3.6%
♦BCE, Inc. (Diversified Telecommunication Services)	887,000	41,547,997
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	414,250	20,431,865
Shaw Communications, Inc. (Media)	936,200	21,317,612

		83,297,474

France 5.7%
Sanofi (Pharmaceuticals)	190,796	20,910,596
SCOR SE (Insurance)	901,100	27,347,595
Total S.A. (Oil, Gas & Consumable Fuels)	609,600	30,723,654
Vinci S.A. (Construction & Engineering)	586,200	28,224,187
Vivendi S.A. (Diversified Telecommunication Services)	1,005,193	22,769,178

		129,975,210

Germany 6.5%
BASF S.E. (Chemicals)	333,500	31,148,276
Bayer A.G. (Pharmaceuticals)	149,800	15,628,457
Daimler A.G. (Automobiles)	594,500	32,894,680
Deutsche Post A.G. Registered (Air Freight & Logistics)	452,900	10,747,973
Deutsche Telekom A.G. (Diversified Telecommunication Services)	2,263,100	26,769,868
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	161,440	32,284,598

		149,473,852

Italy 1.5%
Terna S.p.A. (Electric Utilities)	7,375,700	34,521,536

Netherlands 1.6%
♦Royal Dutch Shell PLC, ADR (Oil, Gas & Consumable Fuels)	536,300	36,452,311

Norway 0.7%
Orkla ASA (Food Products)	1,765,800	15,892,659

	Shares	Value

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services)	175,531	$12,896,263

Sweden 0.6%
Svenska Handelsbanken AB Class A (Commercial Banks)	292,600	13,291,279

Switzerland 5.1%
Nestle S.A. Registered (Food Products)	308,900	22,059,540
Novartis A.G. (Pharmaceuticals)	319,516	23,728,307
Roche Holding A.G., Genusscheine (Pharmaceuticals)	134,500	33,617,767
♦Swisscom A.G. (Diversified Telecommunication Services)	81,955	38,588,835

		117,994,449

Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	723,500	13,804,380

United Kingdom 18.7%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	649,450	33,719,444
BAE Systems PLC (Aerospace & Defense)	5,499,900	32,079,973
British American Tobacco PLC (Tobacco)	332,300	18,406,912
Centrica PLC (Multi-Utilities)	4,642,500	26,754,392
Compass Group PLC (Hotels, Restaurants & Leisure)	910,800	11,983,280
Diageo PLC, Sponsored ADR (Beverages)	93,900	11,474,580
FirstGroup PLC (Road & Rail)	4,146,100	13,595,565
♦GlaxoSmithKline PLC (Pharmaceuticals)	1,412,500	36,433,140
♦Imperial Tobacco Group PLC (Tobacco)	1,012,800	36,184,352
National Grid PLC (Multi-Utilities)	2,251,103	28,655,870
Pearson PLC (Media)	1,171,000	21,300,169
Reckitt Benckiser Group PLC (Household Products)	256,300	18,695,882
Severn Trent PLC (Water Utilities)	648,300	18,338,138
SSE PLC (Electric Utilities)	1,275,500	30,848,805
Unilever PLC (Food Products)	297,200	12,861,724
United Utilities Group PLC (Water Utilities)	2,188,877	25,177,679
♦Vodafone Group PLC (Wireless Telecommunication Services)	13,289,900	40,503,260
WM Morrison Supermarkets PLC (Food & Staples Retailing)	2,331,050	10,576,754

		427,589,919

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States 48.5%
AbbVie, Inc. (Pharmaceuticals)	708,010	$32,603,861
Altria Group, Inc. (Tobacco)	953,700	34,819,587
Arthur J. Gallagher & Co. (Insurance)	311,800	13,235,910
AT&T, Inc. (Diversified Telecommunication Services)	662,355	24,811,818
Automatic Data Processing, Inc. (IT Services)	198,900	13,393,926
Bristol-Myers Squibb Co. (Pharmaceuticals)	408,400	16,221,648
♦CenturyLink, Inc. (Diversified Telecommunication Services)	942,020	35,391,691
CME Group, Inc. (Diversified Financial Services)	358,100	21,793,966
CMS Energy Corp. (Multi-Utilities)	633,000	18,952,020
Coca-Cola Co. (The) (Beverages)	289,000	12,233,370
Comcast Corp. Class A (Media)	617,900	24,277,291
ConocoPhillips (Oil, Gas & Consumable Fuels)	476,900	28,828,605
Deere & Co. (Machinery)	119,400	10,662,420
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	424,800	29,353,680
Dominion Resources, Inc. (Multi-Utilities)	278,500	17,177,880
Dow Chemical Co. (The) (Chemicals)	262,879	8,914,227
♦Duke Energy Corp. (Electric Utilities)	483,197	36,336,415
E.I. du Pont de Nemours & Co. (Chemicals)	332,300	18,113,673
Emerson Electric Co. (Electrical Equipment)	280,800	15,587,208
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	297,200	18,025,180
Health Care REIT, Inc. (Real Estate Investment Trusts)	248,100	18,600,057
Honeywell International, Inc. (Aerospace & Defense)	232,900	17,127,466
Integrys Energy Group, Inc. (Multi-Utilities)	267,940	16,494,386
Johnson & Johnson (Pharmaceuticals)	211,800	18,051,714
Kimberly-Clark Corp. (Household Products)	334,300	34,496,417
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	312,400	27,631,780
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	314,800	17,077,900
Lockheed Martin Corp. (Aerospace & Defense)	335,900	33,284,331
Lorillard, Inc. (Tobacco)	737,900	31,648,531
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	221,100	13,973,520
Mattel, Inc. (Leisure Equipment & Products)	600,350	27,411,981
McDonald’s Corp. (Hotels, Restaurants & Leisure)	165,700	16,924,598
Merck & Co., Inc. (Pharmaceuticals)	352,200	16,553,400

	Shares	Value

United States (continued)
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	693,900	$25,271,838
Microsoft Corp. (Software)	547,600	18,125,560
NiSource, Inc. (Multi-Utilities)	442,400	13,594,952
PepsiCo., Inc. (Beverages)	155,600	12,832,332
Philip Morris International, Inc. (Tobacco)	317,200	30,321,148
♦PPL Corp. (Electric Utilities)	1,207,600	40,309,688
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	1,132,800	13,944,768
Regal Entertainment Group Class A (Media)	971,280	17,424,763
Reynolds American, Inc. (Tobacco)	731,400	34,682,988
SCANA Corp. (Multi-Utilities)	245,700	13,316,940
Southern Co. (Electric Utilities)	458,700	22,123,101
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	394,300	12,432,279
TECO Energy, Inc. (Multi-Utilities)	1,174,800	22,473,924
Time Warner, Inc. (Media)	359,300	21,478,954
Travelers Companies, Inc. (The) (Insurance)	162,700	13,896,207
Vectren Corp. (Multi-Utilities)	449,400	16,879,464
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	712,600	38,416,266
Waste Management, Inc. (Commercial Services & Supplies)	587,400	24,071,652

		1,111,607,281

Total Common Stocks (Cost $1,899,294,181)		2,211,195,431

Preferred Stock 0.4%
United States 0.4%
MetLife, Inc. 6.50% (Insurance)	366,800	9,452,436

Total Preferred Stock (Cost $9,117,868)		9,452,436

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.3%
Repurchase Agreement 2.3%
United States 2.3%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $52,435,672 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $53,790,000 and a Market Value of $53,484,688) (Capital Markets)	$52,435,657	$52,435,657

Total Short-Term Investment (Cost $52,435,657)		52,435,657

Total Investments (Cost $1,960,847,706) (a)	99.2%	2,273,083,524
Other Assets, Less Liabilities	0.8	19,356,957
Net Assets	100.0%	$2,292,440,481

(a)	As of April 30, 2013, cost is $1,965,904,746 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$322,820,321
Gross unrealized depreciation	(15,641,543)

Net unrealized appreciation	$307,178,778

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,211,195,431	$—	$—	$2,211,195,431
Preferred Stock	9,452,436	—	—	9,452,436
Short-Term Investment
Repurchase Agreement	—	52,435,657	—	52,435,657

Total Investments in Securities	$2,220,647,867	$52,435,657	$—	$2,273,083,524

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and April 30, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$82,491,770	3.6%
Air Freight & Logistics	10,747,973	0.5
Automobiles	32,894,680	1.4
Beverages	52,354,157	2.3
Capital Markets	52,435,657	2.3
Chemicals	58,176,176	2.5
Commercial Banks	33,832,071	1.5
Commercial Services & Supplies	38,016,420	1.7
Construction & Engineering	28,224,187	1.2
Diversified Financial Services	21,793,966	0.9
Diversified Telecommunication Services	256,339,804	11.2
Electric Utilities	164,139,545	7.2
Electrical Equipment	15,587,208	0.7
Energy Equipment & Services	29,353,680	1.3
Food & Staples Retailing	10,576,754	0.5
Food Products	50,813,923	2.2
Hotels, Restaurants & Leisure	28,907,878	1.3
Household Products	53,192,299	2.3
Insurance	96,216,746	4.2
IT Services	13,393,926	0.6
Leisure Equipment & Products	27,411,981	1.2
Machinery	10,662,420	0.5
Media	105,798,789	4.6
Multi-Utilities	174,299,828	7.6
Oil, Gas & Consumable Fuels	168,067,329	7.3
Pharmaceuticals	247,468,334	10.8
Real Estate Investment Trusts	18,600,057	0.8
Road & Rail	13,595,565	0.6
Semiconductors & Semiconductor Equipment	56,154,118	2.4
Software	18,125,560	0.8
Tobacco	186,063,518	8.1
Water Utilities	43,515,817	1.9
Wireless Telecommunication Services	73,831,388	3.2

	2,273,083,524	99.2
Other Assets, Less Liabilities	19,356,957	0.8

Net Assets	$2,292,440,481	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,960,847,706)	$2,273,083,524
Cash denominated in foreign currencies (identified cost $573,433)	578,338
Receivables:
Investment securities sold	11,493,553
Fund shares sold	10,344,305
Dividends and interest	9,455,354
Other assets	105,856

Total assets	2,305,060,930

Liabilities
Payables:
Investment securities purchased	8,869,374
Fund shares redeemed	1,925,567
Manager (See Note 3)	1,259,354
Transfer agent (See Note 3)	231,964
NYLIFE Distributors (See Note 3)	208,715
Professional fees	40,784
Custodian	30,078
Shareholder communication	28,972
Trustees	2,240
Accrued expenses	23,401

Total liabilities	12,620,449

Net assets	$2,292,440,481

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$125,542
Additional paid-in capital	2,030,877,904

2,031,003,446
Undistributed net investment income	3,505,954
Accumulated net realized gain (loss) on investments and foreign currency transactions	(54,391,745)
Net unrealized appreciation (depreciation) on investments	312,235,818
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	87,008

Net assets	$2,292,440,481

Investor Class
Net assets applicable to outstanding shares	$5,266,545

Shares of beneficial interest outstanding	288,456

Net asset value per share outstanding	$18.26
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price per share outstanding	$19.32

Class A
Net assets applicable to outstanding shares	$541,785,640

Shares of beneficial interest outstanding	29,633,614

Net asset value per share outstanding	$18.28
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price per share outstanding	$19.34

Class C
Net assets applicable to outstanding shares	$130,304,681

Shares of beneficial interest outstanding	7,165,970

Net asset value and offering price per share outstanding	$18.18

Class I
Net assets applicable to outstanding shares	$1,615,083,615

Shares of beneficial interest outstanding	88,454,246

Net asset value and offering price per share outstanding	$18.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$45,513,096
Interest	3,125

Total income	45,516,221

Expenses
Manager (See Note 3)	6,515,508
Distribution/Service—Investor Class (See Note 3)	4,931
Distribution/Service—Class A (See Note 3)	567,799
Distribution/Service—Class C (See Note 3)	533,740
Transfer agent (See Note 3)	704,842
Registration	80,703
Custodian	67,961
Professional fees	54,148
Shareholder communication	42,884
Trustees	20,208
Miscellaneous	53,470

Total expenses	8,646,194

Net investment income (loss)	36,870,027

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	44,949,641
Foreign currency transactions	(156,292)

Net realized gain (loss) on investments and foreign currency transactions	44,793,349

Net change in unrealized appreciation (depreciation) on:
Investments	192,109,473
Translation of other assets and liabilities in foreign currencies	107,064

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	192,216,537

Net realized and unrealized gain (loss) on investments and foreign currency transactions	237,009,886

Net increase (decrease) in net assets resulting from operations	$273,879,913

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,715,923.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$36,870,027	$45,617,266
Net realized gain (loss) on investments and foreign currency transactions	44,793,349	12,685,956
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	192,216,537	68,097,990

Net increase (decrease) in net assets resulting from operations	273,879,913	126,401,212

Dividends to shareholders:
From net investment income:
Investor Class	(58,774)	(78,750)
Class A	(6,811,553)	(9,422,239)
Class C	(1,207,155)	(1,676,756)
Class I	(21,846,728)	(32,319,174)

Total dividends to shareholders	(29,924,210)	(43,496,919)

Capital share transactions:
Net proceeds from sale of shares	692,111,946	1,055,571,674
Net asset value of shares issued to shareholders in reinvestment of dividends	22,559,486	31,655,397
Cost of shares redeemed	(310,063,391)	(558,681,020)

Increase (decrease) in net assets derived from capital share transactions	404,608,041	528,546,051

Net increase (decrease) in net assets	648,563,744	611,450,344

Net Assets
Beginning of period	1,643,876,737	1,032,426,393

End of period	$2,292,440,481	$1,643,876,737

Undistributed (distribution in excess of) net investment income at end of period	$3,505,954	$(3,439,863)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012	2011	2010***		2009
Net asset value at beginning of period	$16.14		$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.33	(a)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	2.03		0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	2.36		1.42	0.94	1.39		0.34

Less dividends:
From net investment income	(0.24)		(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$18.26		$16.14	$15.19	$14.72		$13.72

Total investment return (b)	14.83	%(c)	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88	%††	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.09	%††	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	15%		23%	28%	41%		59%
Net assets at end of period (in 000’s)	$5,267		$3,402	$1,406	$230		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.16		$15.21	$14.73	$13.72		$11.52	$17.72	$17.94

Net investment income (loss)	0.32	(a)	0.50 (a)	0.50 (a)	0.36	(a)	0.44	0.59 (a)	0.69
Net realized and unrealized gain (loss) on investments	2.05		0.92	0.45	1.03		2.14	(6.18)	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—	—

Total from investment operations	2.37		1.42	0.94	1.38		2.55	(5.59)	1.48

Less dividends and distributions:
From net investment income	(0.25)		(0.47)	(0.46)	(0.37)		(\0.35)	(0.48)	(0.72)
From net realized gain on investments	—		—	—	—		—	(0.08)	(0.99)
Return of capital	—		—	—	—		—	(0.05)	—

Total dividends and distributions	(0.25)		(0.47)	(0.46)	(0.37)		(0.35)	(0.61)	(1.71)

Redemption fee (b)	—		—	—	—		0.00 ‡	0.00 ‡	0.01

Net asset value at end of period	$18.28		$16.16	$15.21	$14.73		$13.72	$11.52	$17.72

Total investment return (c)	14.76	%(d)	9.40%	6.45%	10.40	%(d)	22.47%	(32.19%)	8.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82	%††	3.17%	3.27%	3.22	%††	3.66%	4.01%	3.97%
Net expenses	1.06	%††	1.13%	1.19%	1.24	%††	1.21%	1.18%	1.16%
Expenses (before waiver/reimbursement)	1.06	%††	1.13%	1.19%	1.39	%††	1.21%	1.18%	1.16%
Portfolio turnover rate	15%		23%	28%	41%		59%	72%	47%
Net assets at end of period (in 000’s)	$541,786		$404,497	$204,366	$33,559		$23,336	$16,480	$19,390

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012	2011	2010***		2009
Net asset value at beginning of period	$16.08		$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.25	(a)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	2.04		0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	2.29		1.29	0.84	1.30		0.33

Less dividends:
From net investment income	(0.19)		(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$18.18		$16.08	$15.15	$14.68		$13.72

Total investment return (b)	14.28	%(c)	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.06	%††	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.84	%††	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.84	%††	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	15%		23%	28%	41%		59%
Net assets at end of period (in 000’s)	$130,305		$95,301	$35,975	$6,547		$36

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.14		$15.19	$14.70	$13.70		$11.53	$17.75	$18.02

Net investment income (loss)	0.34	(a)	0.54 (a)	0.52 (a)	0.41	(a)	0.44	0.66 (a)	0.77
Net realized and unrealized gain (loss) on investments	2.05		0.92	0.47	1.00		2.13	(6.24)	0.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—	—

Total from investment operations	2.39		1.46	0.98	1.40		2.54	(5.58)	1.49

Less dividends and distributions:
From net investment income	(0.27)		(0.51)	(0.49)	(0.40)		(0.37)	(0.51)	(0.77)
From net realized gain on investments	—		—	—	—		—	(0.08)	(0.99)
Return of capital	—		—	—	—		—	(0.05)	—

Total dividends and distributions	(0.27)		(0.51)	(0.49)	(0.40)		(0.37)	(0.64)	(1.76)

Redemption fee (b)	—		—	—	—		0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$18.26		$16.14	$15.19	$14.70		$13.70	$11.53	$17.75

Total investment return (c)	14.92	%(d)	9.66%	6.76%	10.54	%(d)	22.49%	(32.10%)	8.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.08	%††	3.46%	3.44%	3.61	%††	3.85%	4.40%	4.21%
Net expenses	0.81	%††	0.88%	0.94%	0.99	%††	0.96%	0.93%	0.91%
Expenses (before waiver/reimbursement)	0.81	%††	0.88%	0.94%	1.13	%††	0.96%	0.93%	0.91%
Portfolio turnover rate	15%		23%	28%	41%		59%	72%	47%
Net assets at end of period (in 000’s)	$1,615,084		$1,140,677	$790,679	$398,750		$383,228	$297,513	$535,229

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

22	MainStay Epoch Global Equity Yield Fund

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the
Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Future contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in the other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

24	MainStay Epoch Global Equity Yield Fund

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $6,515,508.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,799 and $63,275, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,257 and $18,986, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$2,137
Class A	167,375
Class C	57,775
Class I	477,555

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $97,896,172 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$23,667 74,226	$	— —
Total	$97,893		$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$43,496,919

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $709,971 and $280,492, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	102,599	$1,750,914
Shares issued to shareholders in reinvestment of dividends	3,277	55,904
Shares redeemed	(12,719)	(212,299)

Net increase (decrease) in shares outstanding before conversion	93,157	1,594,519
Shares converted into Investor Class (See Note 1)	1,314	22,964
Shares converted from Investor Class (See Note 1)	(16,858)	(284,649)

Net increase (decrease)	77,613	$1,332,834

Year ended October 31, 2012:
Shares sold	159,207	$2,480,121
Shares issued to shareholders in reinvestment of dividends	4,743	74,180
Shares redeemed	(23,057)	(359,721)

Net increase (decrease) in shares outstanding before conversion	140,893	2,194,580
Shares converted into Investor Class (See Note 1)	7,122	115,978
Shares converted from Investor Class (See Note 1)	(29,768)	(473,355)

Net increase (decrease)	118,247	$1,837,203

26	MainStay Epoch Global Equity Yield Fund

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	8,185,333	$138,013,353
Shares issued to shareholders in reinvestment of dividends	364,729	6,221,361
Shares redeemed	(3,962,951)	(66,632,284)

Net increase (decrease) in shares outstanding before conversion	4,587,111	77,602,430
Shares converted into Class A (See Note 1)	16,833	284,649
Shares converted from Class A (See Note 1)	(1,312)	(22,964)

Net increase (decrease)	4,602,632	$77,864,115

Year ended October 31, 2012:
Shares sold	18,951,953	$296,315,339
Shares issued to shareholders in reinvestment of dividends	517,618	8,108,135
Shares redeemed	(7,896,102)	(123,699,483)

Net increase (decrease) in shares outstanding before conversion	11,573,469	180,723,991
Shares converted into Class A (See Note 1)	29,732	473,355
Shares converted from Class A (See Note 1)	(7,111)	(115,978)

Net increase (decrease)	11,596,090	$181,081,368

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,757,098	$29,616,411
Shares issued to shareholders in reinvestment of dividends	41,697	710,237
Shares redeemed	(561,298)	(9,303,420)

Net increase (decrease)	1,237,497	$21,023,228

Year ended October 31, 2012:
Shares sold	4,146,007	$64,491,063
Shares issued to shareholders in reinvestment of dividends	60,225	938,654
Shares redeemed	(653,142)	(10,216,295)

Net increase (decrease)	3,553,090	$55,213,422

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	30,766,336	$522,731,268
Shares issued to shareholders in reinvestment of dividends	915,601	15,571,984
Shares redeemed	(13,905,294)	(233,915,388)

Net increase (decrease)	17,776,643	$304,387,864

Year ended October 31, 2012:
Shares sold	44,261,854	$692,285,151
Shares issued to shareholders in reinvestment of dividends	1,442,963	22,534,428
Shares redeemed	(27,078,903)	(424,405,521)

Net increase (decrease)	18,625,914	$290,414,058

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed

28	MainStay Epoch Global Equity Yield Fund

Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the

mainstayinvestments.com	29

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Epoch Global Equity Yield Fund

II.  Board Consideration and Approval of New Subadvisory

Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Invest-

mainstayinvestments.com	31

II.  Board Consideration and Approval of New Subadvisory

Agreement (Unaudited) (continued)

ments that the subadvisory fees paid by New York Life Investments to Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

32	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30138 MS175-13	MSEGEY10-06/13 NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.40 12.60%	8.42 14.73%	–0.82 0.31%	6.72 7.45%	1.76 1.76%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.48 12.68%	8.56 14.87%	–0.79 0.34%	2.84 3.71%	1.64 1.64%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.18 12.18%	12.88 13.88%	–0.28 –0.28%	6.80 6.80%	2.51 2.51%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		12.84%	15.16%	0.74%	7.88%	1.39%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Ex U.S. Small Cap Index[5]	15.13%	14.68%	2.14%	6.22%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	14.82	16.80	2.69	8.08

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,126.00	$9.44	$1,015.90	$8.95

Class A Shares	$1,000.00	$1,126.80	$8.70	$1,016.60	$8.25

Class C Shares	$1,000.00	$1,121.80	$13.36	$1,012.20	$12.67

Class I Shares	$1,000.00	$1,128.40	$7.39	$1,017.90	$7.00

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.79% for Investor Class, 1.65% for Class A, 2.54% for Class C and 1.40% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

United Kingdom	27.0%
Japan	22.9
Germany	7.0
Italy	6.8
Switzerland	6.6
France	5.2
Canada	4.8
Hong Kong	2.5
Spain	2.0
Norway	1.6
Australia	1.5
Ireland	1.3
Netherlands	1.3
Taiwan	1.3
Bermuda	1.1

Sweden	1.1%
Austria	1.0
Singapore	0.7
Brazil	0.6
Luxembourg	0.6
Monaco	0.6
Mexico	0.5
Portugal	0.5
Republic of Korea	0.5
United Arab Emirates	0.4
Philippines	0.3
Greece	0.2
United States	0.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Ashtead Group PLC

2.	ProSiebenSat.1 Media A.G.

3.	Barratt Developments PLC

4.	Playtech, Ltd.

5.	JSR Corp.
6.	Altran Technologies S.A.

7.	Intermediate Capital Group PLC

8.	Temenos Group A.G. Registered

9.	Babcock International Group PLC

10.	Sysmex Corp.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 12.60% for Investor Class shares, 12.68% for Class A shares and 12.18% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 12.84%. All share classes underperformed the 14.82% return of the average Lipper1 international small-/mid-cap growth fund and the 15.13% return of the MSCI World Ex U.S. Small Cap Index2 during the six months ended April 30, 2013. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index during the reporting period. The main detractors from relative performance were stock selection in the industrials and consumer discretionary sectors. Stock selection in the materials sector was a positive contributor during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributor to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index was the materials sector, where stock selection proved favorable. (Contributions take weightings and total returns into account.) The Fund’s overweight position and stock selection within the health care sector also helped relative performance. An overweight position in the information technology sector contributed positively to the Fund’s relative return.

Stock selection within the industrials sector was the largest detractor from the Fund’s relative results during the reporting period. Financials and consumer discretionary were large positive contributors to absolute performance, but returns relative to the MSCI World Ex U.S. Small Cap Index were hurt by stock selection in both sectors and by an underweight position in financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

U.K.-based equipment rental company Ashtead Group was a strong contributor during the reporting period and was a large position in the Fund. The company continued to deliver positive results on strong demand. Barratt Developments, which builds homes and commercial developments in the U.K., benefited from the government’s pledge to provide and guarantee billions of pounds in loans to home buyers in an effort to boost home ownership and construction. German company ProSiebenSat. 1 Media was another top contributor. Stock performance was driven by growth in the company’s digital leisure activities segment and by a special dividend resulting from the sale of the company’s Scandinavian assets.

Among the Fund’s largest detractors from absolute performance during the reporting period was Netherlands-based construction service company Royal Imtech. Shares of Royal Imtech declined after the company announced fraudulent reporting activity at its Polish subsidiary. Canadian gold producer Detour Gold saw its stock price decline as the price of gold slumped below $1,400 an ounce, dragging producers and miners further into bear-market territory.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased shares of JSR during the reporting period. This Japan-based company is mainly engaged in the manufacture and sale of elastomer and resin products. The Fund also bought shares of Japanese analyzer instruments and systems manufacturer Horiba, as signs of the country’s long overdue recovery appeared to be gaining traction under Prime Minster Abe’s aggressive stimulus policies. The Fund also established a position in Italian financial services provider Mediolanum. The purchase came as the International Monetary Fund praised the Italian banking system for taking the steps necessary to improve its governance, cut costs and meet capital adequacy requirements.

We eliminated Royal Imtech from the Fund. The company’s involvement in fraudulent reporting activity came on the heels of working-capital issues that we were already closely monitoring. Shares of Xingda, a Chinese materials company focused on the tire industry, declined after a profit warning. The announcement resulted from a tepid recovery for heavy-duty tire cords and from tax increases (that is, suppression of subsidies because of the weak fiscal condition of the local government). We eliminated the Fund’s position in the company.

How did the Fund’s sector weightings change during the reporting period?

The most significant change in the Fund’s sector weightings relative to the MSCI World Ex U.S. Small Cap Index was in the industrials sector, where we reduced an overweight position at the beginning of the reporting period to an underweight position by the end of April. The Fund’s health care exposure was also

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.

mainstayinvestments.com	9

reduced but remained significantly overweight relative to the Index. The largest increase in exposure occurred in the information technology sector, where the Fund’s weighting increased from a moderate to a significantly overweight position relative to the Index. We also increased the Fund’s allocation to the financials sector, bringing it closer to the Index weight.

How was the Fund positioned at the end of April 2013?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of April 30, 2013, the Fund was overweight relative to the MSCI World Ex U.S. Small Cap Index in the information technology sector (with positions in 14 companies compared to 11 in the Index) and in the health care sector (with positions in 11 companies compared to seven in the Index.) On the same date, the Fund remained considerably less exposed than the Index to consumer staples and financials, despite a significant increase to the latter sector during the reporting period.

We remain committed to investing in high-quality, cash-generating businesses with sound capital allocation policies. In an environment where economic growth is slower than in past cycles, this is where we see opportunity, even if the market pauses in the near term after a period of outsized returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.7%†
Australia 1.5%
Ausenco, Ltd. (Construction & Engineering)	228,984	$657,564
Challenger, Ltd. (Diversified Financial Services)	91,685	399,210
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	15,570	616,118
Pacific Brands, Ltd. (Distributors)	382,290	340,835

		2,013,727

Austria 1.0%
Andritz A.G. (Machinery)	19,590	1,276,537

Bermuda 1.1%
Validus Holdings, Ltd. (Insurance)	38,800	1,498,068

Brazil 0.6%
BR Properties S.A. (Real Estate Management & Development)	31,660	352,877
Porto Seguro S.A. (Insurance)	32,340	405,876

		758,753

Canada 4.8%
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders) (a)	97,100	767,200
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	84,833	670,277
Calfrac Well Services, Ltd. (Energy Equipment & Services)	21,050	534,686
Capstone Mining Corp. (Metals & Mining) (b)	255,060	516,475
CCL Industries, Inc. Class B (Containers & Packaging)	23,390	1,461,744
Cott Corp. (Beverages)	86,350	948,826
Dorel Industries, Inc. Class B (Household Durables)	11,870	512,527
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	93,000	954,509

		6,366,244

France 5.2%
Alten, Ltd. (IT Services)	26,660	960,607
♦Altran Technologies S.A. (IT Services) (b)	292,240	2,301,496
Eurofins Scientific (Life Sciences Tools & Services) (b)	4,720	1,025,641
IPSOS (Media)	33,830	1,133,859
JC Decaux S.A. (Media)	12,950	355,928
Mersen (Electrical Equipment)	22,900	529,276
Saft Groupe S.A. (Electrical Equipment)	24,596	605,401

		6,912,208

	Shares	Value

Germany 4.8%
Deutsche Wohnen A.G. (Real Estate Management & Development)	43,136	$760,659
Deutz A.G. (Machinery) (b)	90,400	489,067
Duerr A.G. (Machinery)	8,950	1,018,136
GFK SE (Media)	14,250	813,154
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	30,075	647,183
Krones A.G. (Machinery)	9,300	646,798
KUKA A.G. (Machinery) (b)	11,450	517,212
Morphosys A.G. (Life Sciences Tools & Services) (b)	32,850	1,491,884

		6,384,093

Greece 0.2%
Hellenic Exchanges S.A. (Diversified Financial Services)	50,230	336,706

Hong Kong 2.5%
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	790,760	419,828
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	205,320	559,592
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,442
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	1,372,300	946,091
Television Broadcasts, Ltd. (Media)	92,220	692,825
Vitasoy International Holdings, Ltd. (Food Products)	593,930	723,264

		3,343,042

Ireland 1.3%
Smurfit Kappa Group PLC (Containers & Packaging)	118,580	1,759,968

Italy 6.8%
Amplifon S.p.A. (Health Care Providers & Services)	138,150	711,373
Astaldi S.p.A. (Construction & Engineering)	168,798	1,165,956
Azimut Holding S.p.A (Capital Markets)	68,300	1,270,062
Banca Generali S.p.A. (Capital Markets)	60,503	1,246,983
Banca Popolare dell’Emilia Romagna Scrl (Commercial Banks)	39,100	331,098
Danieli & Co. S.p.A. (Machinery)	54,094	905,449
Lottomatica Group S.p.A (Hotels, Restaurants & Leisure)	15,200	387,542
Mediolanum S.p.A. (Insurance)	218,525	1,472,029

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Italy (continued)
Salvatore Ferragamo Italia S.p.A. (Textiles, Apparel & Luxury Goods)	23,680	$706,973
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	5,949	863,366

		9,060,831

Japan 22.9%
Air Water, Inc. (Chemicals)	58,160	939,652
Anritsu Corp. (Electronic Equipment, Instruments & Components)	61,900	923,881
ASKUL Corp. (Internet & Catalog Retail)	46,100	817,633
Century Tokyo Leasing Corp. (Diversified Financial Services)	22,900	675,125
Daicel Corp. (Chemicals)	148,000	1,191,773
DTS Corp. (Software)	48,000	804,062
GMO Internet, Inc. (Internet Software & Services)	131,200	1,717,302
Hitachi Zosen Corp. (Machinery)	223,000	370,580
Horiba, Ltd. (Electronic Equipment, Instruments & Components)	45,250	1,633,892
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	89	962,261
JGC Corp. (Construction & Engineering)	52,750	1,561,099
♦JSR Corp. (Chemicals)	100,800	2,319,274
Kansai Paint Co., Ltd. (Chemicals)	69,440	889,681
KYB Co., Ltd. (Auto Components)	159,000	866,072
MISUMI Group, Inc. (Trading Companies & Distributors)	13,600	414,480
Monex Group, Inc. (Capital Markets)	780	351,254
Nabtesco Corp. (Machinery)	43,800	965,995
Nifco, Inc. (Auto Components)	30,450	693,742
Nihon Kohden Corp. (Health Care Equipment & Supplies)	16,500	633,867
Nippon Shokubai Co., Ltd. (Chemicals)	131,000	1,284,669
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	78,000	1,094,568
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	8,500	425,501
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	13,600	1,755,019
Sundrug Co., Ltd. (Food & Staples Retailing)	26,600	1,167,852
Suruga Bank, Ltd. (Commercial Banks)	92,000	1,625,112
♦Sysmex Corp. (Health Care Equipment & Supplies)	29,300	1,887,511
Takata Corp. (Auto Components)	18,600	356,603
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	35,800	774,868
Toyo Tanso Co., Ltd. (Electrical Equipment)	21,600	471,506
TS Tech Co., Ltd. (Auto Components)	24,300	737,587

		30,312,421

Luxembourg 0.6%
L’Occitane International S.A. (Specialty Retail)	253,450	734,860

	Shares	Value

Mexico 0.5%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (b)	103,270	$223,001
Grupo Aeroportuario Del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	40,700	505,134

		728,135

Monaco 0.6%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels) (b)	91,600	792,340

Netherlands 1.3%
Delta Lloyd N.V. (Insurance)	50,690	971,303
Fugro N.V. (Energy Equipment & Services)	13,389	774,514

		1,745,817

Norway 1.6%
Dolphin Group ASA (Energy Equipment & Services) (b)	174,776	189,430
Petroleum Geo-Services ASA (Energy Equipment & Services)	56,660	829,291
SpareBank 1 SMN (Commercial Banks)	41,250	350,516
SpareBank 1 SR Bank ASA (Commercial Banks)	80,666	720,419

		2,089,656

Philippines 0.3%
Globe Telecom, Inc. (Wireless Telecommunication Services)	10,020	348,120

Portugal 0.5%
Banco Espirito Santo S.A. (Commercial Banks) (b)	584,460	668,873

Republic of Korea 0.5%
Daum Communications Corp. (Internet Software & Services)	7,950	649,687

Singapore 0.7%
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (b)	905,230	881,932

Spain 2.0%
Bolsas Y Mercados Espanoles S.A. (Diversified Financial Services)	45,450	1,233,021
Jazztel PLC (Diversified Telecommunication Services) (b)	191,543	1,440,363

		2,673,384

Sweden 1.1%
Modern Times Group AB Class B (Media)	33,260	1,422,558

Switzerland 6.6%
EFG International A.G. (Capital Markets) (b)	71,082	951,786
GAM Holding A.G. (Capital Markets) (b)	98,850	1,743,536

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Switzerland (continued)
Helvetia Holding A.G. (Insurance)	2,100	$880,270
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (b)	2,659	810,741
Partners Group Holding A.G. (Capital Markets)	3,700	949,075
Sulzer A.G. (Machinery)	8,450	1,441,353
♦Temenos Group A.G. Registered (Software) (b)	84,464	1,998,503

		8,775,264

Taiwan 1.3%
TXC Corp. (Electronic Equipment, Instruments & Components)	563,459	878,257
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	663,532	799,287

		1,677,544

United Arab Emirates 0.4%
Polarcus, Ltd. (Energy Equipment & Services) (b)	535,981	484,256

United Kingdom 27.0%
Aberdeen Asset Management PLC (Capital Markets)	119,280	831,367
Afren PLC (Oil, Gas & Consumable Fuels) (b)	655,400	1,365,226
Alent PLC (Chemicals) (b)	151,470	798,090
♦Ashtead Group PLC (Trading Companies & Distributors)	342,280	3,123,623
♦Babcock International Group PLC (Commercial Services & Supplies)	115,710	1,923,198
♦Barratt Developments PLC (Household Durables) (b)	607,740	2,937,830
Beazley PLC (Insurance)	224,937	784,416
Bovis Homes Group PLC (Household Durables)	67,255	802,334
Catlin Group, Ltd. (Insurance)	192,300	1,569,717
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	78,650	795,333
Enquest PLC (Oil, Gas & Consumable Fuels) (b)	317,270	635,260
Informa PLC (Media)	183,297	1,360,982
♦Intermediate Capital Group PLC (Capital Markets)	326,840	2,144,511
Lancashire Holdings, Ltd. (Insurance)	49,240	647,462
Meggitt PLC (Aerospace & Defense)	143,940	1,047,739
Micro Focus International PLC (Software)	87,523	910,211
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	134,980	1,185,690
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	158,937	771,268
♦Playtech, Ltd. (Software)	248,830	2,369,368
Premier Oil PLC (Oil, Gas & Consumable Fuels) (b)	317,630	1,839,853
Restaurant Group PLC (Hotels, Restaurants & Leisure)	166,350	1,245,228
Rexam PLC (Containers & Packaging)	182,772	1,466,389

	Shares	Value

United Kingdom (continued)
Spectris PLC (Electronic Equipment, Instruments & Components)	26,800	$878,388
SThree PLC (Professional Services)	97,894	510,173
Subsea 7 S.A. (Energy Equipment & Services)	64,731	1,394,189
Taylor Wimpey PLC (Household Durables)	628,446	907,863
Vesuvius PLC (Machinery)	82,120	443,913
Whitbread PLC (Hotels, Restaurants & Leisure)	26,050	1,033,875

		35,723,496

Total Common Stocks (Cost $104,826,065)		129,418,520

Preferred Stock 2.2%
Germany 2.2%
♦ProSiebenSat.1 Media A.G. 5.47% (Media)	76,940	2,946,565

Total Preferred Stock (Cost $1,612,468)		2,946,565

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $228,995 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $240,000 and a Market Value of $238,456) (Capital Markets)	$228,995	228,995

Total Short-Term Investment (Cost $228,995)		228,995

Total Investments (Cost $106,667,528) (d)	100.1%	132,594,080
Other Assets, Less Liabilities	(0.1)	(177,881)
Net Assets	100.0%	$132,416,199

(a)	Fair valued security—The total market value of these securities as of April 30, 2013 is $768,642, which represents 0.6% of the Fund’s net assets.

(b)	Non-income producing security.

(c)	Illiquid security—The total market value of this security as of April 30, 2013 is $1,442, which represents less than one-tenth of a percent of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

(d)	As of April 30, 2013, cost is $110,090,333 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,117,202
Gross unrealized depreciation	(6,613,455)

Net unrealized appreciation	$22,503,747

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$128,649,878	$—	$768,642	$129,418,520
Preferred Stock	2,946,565	—	—	2,946,565
Short-Term Investment
Repurchase Agreements	—	228,995	—	228,995

Total Investments in Securities	$131,596,443	$228,995	$768,642	$132,594,080

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $767,200 and $1,442 are securities listed under Canada in the Independent Power Producers & Energy Traders industry and Hong Kong in the Textiles, Apparel & Luxury Goods industry, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and April 30, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Common Stocks
Canada	$671,801	$—	$—	$95,399	$—	$—	$—	$—	$767,200	$95,399
Hong Kong	1,444	—	—	(2)	—	—	—	—	1,442	(2)

Total	$673,245	$—	$—	$95,397	$—	$—	$—	$—	$768,642	$95,397

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,047,739	0.8%
Auto Components	2,654,004	2.0
Beverages	948,826	0.7
Capital Markets	9,717,569	7.3
Chemicals	8,198,007	6.2
Commercial Banks	3,696,018	2.8
Commercial Services & Supplies	1,923,198	1.4
Construction & Engineering	3,384,619	2.5
Containers & Packaging	4,688,101	3.5
Distributors	340,835	0.3
Diversified Financial Services	2,644,062	2.0
Diversified Telecommunication Services	1,860,191	1.4
Electrical Equipment	1,606,183	1.2
Electronic Equipment, Instruments & Components	5,673,297	4.3
Energy Equipment & Services	4,206,366	3.2
Food & Staples Retailing	1,167,852	0.9
Food Products	723,264	0.5
Health Care Equipment & Supplies	3,403,310	2.6
Health Care Providers & Services	711,373	0.5
Hotels, Restaurants & Leisure	6,074,527	4.6
Household Durables	5,160,554	3.9
Independent Power Producers & Energy Traders	1,437,477	1.1
Insurance	8,229,141	6.2
Internet & Catalog Retail	817,633	0.6
Internet Software & Services	2,366,989	1.8
IT Services	3,262,103	2.5
Life Sciences Tools & Services	2,517,525	1.9
Machinery	8,075,040	6.1
Media	8,725,871	6.6
Metals & Mining	516,475	0.4
Oil, Gas & Consumable Fuels	5,587,188	4.2
Pharmaceuticals	4,444,180	3.4
Professional Services	510,173	0.4
Real Estate Investment Trusts	962,261	0.7
Real Estate Management & Development	1,113,536	0.8
Software	6,082,144	4.6
Specialty Retail	734,860	0.5
Textiles, Apparel & Luxury Goods	1,571,781	1.2
Thrifts & Mortgage Finance	771,268	0.6
Trading Companies & Distributors	3,538,103	2.7
Transportation Infrastructure	1,152,317	0.9
Wireless Telecommunication Services	348,120	0.3

	132,594,080	100.1
Other Assets, Less Liabilities	(177,881)	–0.1

Net Assets	$132,416,199	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $106,667,528)	$132,594,080
Cash denominated in foreign currencies (identified cost $620,910)	626,755
Receivables:
Dividends and interest	528,006
Investment securities sold	130,244
Fund shares sold	54,774
Other assets	33,305

Total assets	133,967,164

Liabilities
Payables:
Investment securities purchased	1,273,318
Manager (See Note 3)	116,622
Fund shares redeemed	54,697
Transfer agent (See Note 3)	48,306
Professional fees	29,823
Custodian	16,066
Shareholder communication	8,329
NYLIFE Distributors (See Note 3)	2,276
Trustees	485
Accrued expenses	1,043

Total liabilities	1,550,965

Net assets	$132,416,199

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,560
Additional paid-in capital	188,795,894

188,802,454
Distributions in excess of net investment income	(345,590)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(81,970,474)
Net unrealized appreciation (depreciation) on investments	25,926,552
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3,257

Net assets	$132,416,199

Investor Class
Net assets applicable to outstanding shares	$750,815

Shares of beneficial interest outstanding	38,380

Net asset value per share outstanding	$19.56
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.70

Class A
Net assets applicable to outstanding shares	$4,417,861

Shares of beneficial interest outstanding	225,148

Net asset value per share outstanding	$19.62
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.76

Class C
Net assets applicable to outstanding shares	$1,109,092

Shares of beneficial interest outstanding	57,539

Net asset value and offering price per share outstanding	$19.28

Class I
Net assets applicable to outstanding shares	$126,138,431

Shares of beneficial interest outstanding	6,238,878

Net asset value and offering price per share outstanding	$20.22

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,700,907
Interest (b)	36

Total income	1,700,943

Expenses
Manager (See Note 3)	812,349
Transfer agent (See Note 3)	119,254
Custodian	67,843
Registration	28,804
Professional fees	27,377
Distribution/Service—Investor Class (See Note 3)	955
Distribution/Service—Class A (See Note 3)	6,396
Distribution/Service—Class C (See Note 3)	10,191
Shareholder communication	10,764
Trustees	1,827
Miscellaneous	11,215

Total expenses before waiver/reimbursement	1,096,975
Expense waiver/reimbursement from Manager (See Note 3)	(43,071)

Net expenses	1,053,904

Net investment income (loss)	647,039

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	4,787,623
Foreign currency transactions	(77,274)

Net realized gain (loss) on investments and foreign currency transactions	4,710,349

Net change in unrealized appreciation (depreciation) on:
Investments	12,217,858
Translation of other assets and liabilities in foreign currencies	8,734

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,226,592

Net realized and unrealized gain (loss) on investments and foreign currency transactions	16,936,941

Net increase (decrease) in net assets resulting from operations	$17,583,980

(a)	Dividends recorded net of foreign withholding taxes in the amount of $93,209.
(b)	Interest recorded net of foreign withholding taxes in the amount of $5.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$647,039	$2,689,666
Net realized gain (loss) on investments and foreign currency transactions	4,710,349	48,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,226,592	15,624,876

Net increase (decrease) in net assets resulting from operations	17,583,980	18,362,546

Dividends to shareholders:
From net investment income:
Investor Class	(16,727)	—
Class A	(119,872)	—
Class C	(33,534)	—
Class I	(3,513,873)	(522,014)

Total dividends to shareholders	(3,684,006)	(522,014)

Capital share transactions:
Net proceeds from sale of shares	12,057,848	28,921,093
Net asset value of shares issued to shareholders in reinvestment of dividends	3,466,426	501,867
Cost of shares redeemed	(59,948,887)	(150,194,506)

Increase (decrease) in net assets derived from capital share transactions	(44,424,613)	(120,771,546)

Net increase (decrease) in net assets	(30,524,639)	(102,931,014)

Net Assets
Beginning of period	162,940,838	265,871,852

End of period	$132,416,199	$162,940,838

Undistributed (distributions in excess of) net investment income at end of period	$(345,590)	$2,691,377

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012		2011	2010***		2009
Net asset value at beginning of period	$17.75		$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.05		0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	2.15		1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.03)	(0.01)		—

Total from investment operations	2.19		1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.38)		—		(0.49)	—		—

Redemption fee (b)	—		—		—	—		0.00	‡

Net asset value at end of period	$19.56		$17.75		$16.30	$18.97		$15.81

Total investment return (c)	12.60	%(d)	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.79	%††	1.73	%(e)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.85	%††	1.76	%(e)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	29%		44%		69%	41%		105%
Net assets at end of period (in 000’s)	$751		$780		$807	$303		$31

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012		2011	2010***		2009	2008	2007
Net asset value at beginning of period	$17.80		$16.33		$18.95	$15.80		$10.98	$23.39	$23.49

Net investment income (loss)	0.06	(a)	0.19	(a)	0.10 (a)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)
Net realized and unrealized gain (loss) on investments	2.16		1.29		(2.24)	3.14		4.76	(11.51)	3.39
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.03)	(0.01)		—	—	—

Total from investment operations	2.21		1.47		(2.17)	3.15		4.82	(11.48)	3.35

Less dividends and distributions:
From net investment income	(0.39)		—		(0.45)	—		—	—	(0.01)
From net realized gain on investments	—		—		—	—		—	(0.94)	(3.48)

Total dividends and distributions	(0.39)		—		(0.45)	—		—	(0.94)	(3.49)

Redemption fee (b)	—		—		—	—		0.00 ‡	0.01	0.04

Net asset value at end of period	$19.62		$17.80		$16.33	$18.95		$15.80	$10.98	$23.39

Total investment return (c)	12.68	%(d)	9.00%		(11.82%)	19.94	%(d)	43.90%	(49.01%)	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	1.15%		0.53%	0.12	%††	0.42%	0.17%	(0.10%)
Net expenses	1.65	%††	1.61	%(e)	1.69%	1.89	%††	1.83%	1.74%	1.70%
Expenses (before waiver/reimbursement)	1.71	%††	1.64	%(e)	1.69%	1.92	%††	1.83%	1.74%	1.70%
Portfolio turnover rate	29%		44%		69%	41%		105%	107%	140%
Net assets at end of period (in 000’s)	$4,418		$5,536		$5,261	$5,175		$2,749	$1,098	$2,858

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2013*		2012		2011	2010***		2009
Net asset value at beginning of period	$17.44		$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.03)		0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	2.14		1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.03)	(0.01)		—

Total from investment operations	2.10		1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	(0.26)		—		(0.41)	—		—

Redemption fee (b)	—		—		—	—		0.00	‡

Net asset value at end of period	$19.28		$17.44		$16.13	$18.84		$15.79

Total investment return (c)	12.18	% (d)	8.12%		(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36	%)††	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.54	% ††	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.60	% ††	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	29%		44%		69%	41%		105%
Net assets at end of period (in 000’s)	$1,109		$2,334		$2,064	$1,476		$25

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
	2013*		2012		2011	2010***		2009	2008	2007
Net asset value at beginning of period	$18.35		$16.83		$19.51	$16.24		$11.16	$23.77	$23.91

Net investment income (loss)	0.08	(a)	0.21	(a)	0.13 (a)	0.04	(a)	0.09 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	2.23		1.35		(2.29)	3.24		4.99	(11.69)	3.31
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.03)	(0.01)		—	—	—

Total from investment operations	2.30		1.55		(2.19)	3.27		5.08	(11.63)	3.35

Less dividends and distributions:
From net investment income	(0.43)		(0.03)		(0.49)	—		—	(0.04)	(0.01)
From net realized gain on investments	—		—		—	—		—	(0.94)	(3.48)

Total dividends and distributions	(0.43)		(0.03)		(0.49)	—		—	(0.98)	(3.49)

Redemption fee (b)	—		—		—	—		—	0.00 ‡	—

Net asset value at end of period	$20.22		$18.35		$16.83	$19.51		$16.24	$11.16	$23.77

Total investment return (c)	12.84	%(d)	9.26%		(11.59%)	20.14	%(d)	45.52%	(48.89%)	14.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	%††	1.27%		0.69%	0.31	%††	0.67%	0.30%	0.15%
Net expenses	1.40	%††	1.36	%(e)	1.44%	1.65	%††	1.60%	1.49%	1.45%
Expenses (before waiver/reimbursement)	1.46	%††	1.39	%(e)	1.44%	1.67	%††	1.60%	1.49%	1.45%
Portfolio turnover rate	29%		44%		69%	41%		105%	107%	140%
Net assets at end of period (in 000’s)	$126,138		$154,291		$257,740	$178,909		$167,568	$149,505	$451,242

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $768,642 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations,

24	MainStay Epoch International Small Cap Fund

(ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)  market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the bor-

rower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(L)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

26	MainStay Epoch International Small Cap Fund

Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $812,349 and waived its fees and/or reimbursed expenses in the amount of $43,071.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $340 and $474, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $110 for the six-month period ended April 30, 2013.

(D)   Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$1,168
Class A	4,070
Class C	3,111
Class I	110,905

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $84,244,562 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017 Unlimited	$17,420 66,764 61	$	— — —
Total	$84,245		$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$522,014

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $43,338 and $89,888, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,288	$97,093
Shares issued to shareholders in reinvestment of dividends	955	16,725
Shares redeemed	(6,394)	(117,554)

Net increase (decrease) in shares outstanding before conversion	(151)	(3,736)
Shares converted into Investor Class (See Note 1)	394	7,488
Shares converted from Investor Class (See Note 1)	(5,816)	(108,249)

Net increase (decrease)	(5,573)	$(104,497)

Year ended October 31, 2012:
Shares sold	9,758	$163,883
Shares redeemed	(13,238)	(217,065)

Net increase (decrease) in shares outstanding before conversion	(3,480)	(53,182)
Shares converted into Investor Class (See Note 1)	1,571	27,593
Shares converted from Investor Class (See Note 1)	(3,667)	(63,819)

Net increase (decrease)	(5,576)	$(89,408)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	35,301	$638,406
Shares issued to shareholders in reinvestment of dividends	6,337	111,287
Shares redeemed	(132,876)	(2,464,218)

Net increase (decrease) in shares outstanding before conversion	(91,238)	(1,714,525)
Shares converted into Class A (See Note 1)	5,800	108,249
Shares converted from Class A (See Note 1)	(393)	(7,488)

Net increase (decrease)	(85,831)	$(1,613,764)

Year ended October 31, 2012:
Shares sold	58,120	$968,074
Shares redeemed	(71,415)	(1,193,803)

Net increase (decrease) in shares outstanding before conversion	(13,295)	(225,729)
Shares converted into Class A (See Note 1)	3,659	63,819
Shares converted from Class A (See Note 1)	(1,568)	(27,593)

Net increase (decrease)	(11,204)	$(189,503)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	6,541	$115,441
Shares issued to shareholders in reinvestment of dividends	1,934	33,494
Shares redeemed	(84,799)	(1,572,045)

Net increase (decrease)	(76,324)	$(1,423,110)

Year ended October 31, 2012:
Shares sold	26,078	$431,241
Shares redeemed	(20,148)	(323,265)

Net increase (decrease)	5,930	$107,976

28	MainStay Epoch International Small Cap Fund

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	578,716	$11,206,908
Shares issued to shareholders in reinvestment of dividends	182,794	3,304,920
Shares redeemed	(2,930,677)	(55,795,070)

Net increase (decrease)	(2,169,167)	$(41,283,242)

Year ended October 31, 2012:
Shares sold	1,669,355	$27,357,895
Shares issued to shareholders in reinvestment of dividends and distributions	30,903	501,867
Shares redeemed	(8,610,871)	(148,460,373)

Net increase (decrease)	(6,910,613)	$(120,600,611)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

I. Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed

30	MainStay Epoch International Small Cap Fund

Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board discussed its disappointment with the Fund’s relative investment performance over various time periods, and noted that the Board would continue to discuss with management actions that may improve the Fund’s investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the

mainstayinvestments.com	31

I. Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Epoch International Small Cap Fund

II. Board Consideration and Approval of New Subadvisory

Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto- Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to

mainstayinvestments.com	33

II. Board Consideration and Approval of New Subadvisory

Agreement (Unaudited) (continued)

Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

34	MainStay Epoch International Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30213 MS175-13	MSEISC10-06/13 NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.40 4.29%	6.57 11.59%	10.12 11.77%	0.95 0.95%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.40 4.29	6.66 11.69	10.22 11.88	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.91 3.90	9.76 10.76	10.96 10.96	1.69 1.69
Class I Shares	No Sales Charge		4.42	11.87	12.11	0.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays Municipal Bond Index[3]	1.78%	5.19%	6.43%
High Yield Municipal Bond Composite Index[4]	3.70	9.71	9.09
Average Lipper High Yield Municipal Debt Fund[5]	3.24	9.60	8.77

3.	The Barclays Municipal Bond Index includes approximately 46,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,042.90	$4.41	$1,020.50	$4.36

Class A Shares	$1,000.00	$1,042.90	$4.36	$1,020.50	$4.31

Class C Shares	$1,000.00	$1,039.00	$8.19	$1,016.80	$8.10

Class I Shares	$1,000.00	$1,044.20	$3.09	$1,021.80	$3.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Investor Class, 0.86% for Class A, 1.62% for Class C and 0.61% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

California	18.2%
Texas	10.9
Michigan	6.7
Ohio	5.7
Pennsylvania	5.1
New Jersey	4.6
New York	4.6
Florida	4.3
Virginia	3.6
Alabama	2.9
Guam	2.5
Indiana	2.5
Illinois	2.4
Iowa	2.0
Colorado	1.9
Arizona	1.6
Nebraska	1.6
Wisconsin	1.6
Tennessee	1.4
Kansas	1.3
Washington	1.3
Missouri	1.2
Louisiana	1.1
Maryland	1.1

Massachusetts	1.0%
Oregon	0.9
Alaska	0.8
District of Columbia	0.8
Oklahoma	0.8
Rhode Island	0.8
New Hampshire	0.6
Minnesota	0.5
U.S. Virgin Islands	0.5
West Virginia	0.5
Connecticut	0.4
Georgia	0.4
Nevada	0.3
Delaware	0.2
Utah	0.2
Wyoming	0.2
Kentucky	0.1
Mississippi	0.1
Multi-State	0.1
North Carolina	0.1
South Carolina	0.1
Vermont	0.1
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2013

1.	Golden State Tobacco Securitization Corp., Revenue Bonds, 4.50%–5.00%, due 6/1/27–6/1/45

2.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/28–12/15/31

3.	Harris County-Houston Sports Authority, Revenue Bonds, zero coupon–5.375%, due 11/15/13–11/15/41

4.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, zero coupon–5.375%, due 1/15/24–1/15/36

5.	Central Texas Regional Mobility Authority, Revenue Bonds, zero coupon–6.75%, due 1/1/23–1/1/41
6.	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds, 5.50%, due 11/1/38

7.	Michigan Tobacco Settlement Finance Authority, Revenue Bonds, 6.00%, due 6/1/34–6/1/48

8.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.875%, due 6/1/30–6/1/47

9.	Montgomery County Public Building Authority, Tennessee County Loan Pool, Revenue Bonds, 0.25%, due 4/1/32–7/1/38

10.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/37–9/1/42

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 4.29% for Investor Class shares and Class A shares and 3.90% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 4.42%. All share classes outperformed the 3.24% return of the average Lipper1 high yield municipal debt fund, the 1.78% return of the Barclays Municipal Bond Index2 and the 3.70% return of the High Yield Municipal Bond Composite Index.3 All share classes underperformed the 5.00% return of the Barclays High Yield Municipal Bond Index4 for the six months ended April 30, 2013. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The Barclays High Yield Municipal Bond Index is a component of the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Barclays Municipal Bond Index primarily resulted from spread5 compression of high-yield securities. These securities are part of the Fund’s investment strategy but are not included in the Index. The Fund outperformed its Lipper peer group and the High Yield Municipal Bond Composite Index primarily because of security selection among municipal bonds rated BBB6 and lower. The Fund underper-

formed the Barclays High Yield Municipal Bond Index largely because tobacco bonds produced the highest returns in the municipal market during the reporting period and the Fund carried a much lower exposure to these securities than the

Index. Our investment philosophy emphasizes diversification and risk management; and as a result, the Fund maintains an appropriately lower allocation to the tobacco sector.

What was the Fund’s duration7 strategy during the reporting period?

The Fund typically maintains a duration close to that of the Barclays High Yield Municipal Bond Index. Nevertheless, we believe that the Fund’s market sensitivity is driven more by spread duration,8 which measures the Fund’s sensitivity to changes in yield spreads, than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—based on spread—relative to the Barclays Municipal Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The expectation of a continued low-interest-rate environment and potentially higher tax rates in 2013 led investors to focus on tax-exempt income, which was beneficial for lower-quality municipal bonds. Accordingly, we continued to believe that credit spreads would tighten. The risk of year-end market illiquidity led us to raise cash levels in early December 2012. This positioning served the Fund well, as market outflows caused a temporary municipal-market sell-off during the final month of 2012. As the new year got underway, we believed that the municipal credit cycle had reached a low point, which led us to emphasize tax-backed credits that we felt would benefit from an improving economic environment.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	See footnote on page 6 for more information on the High Yield Municipal Bond Composite Index.
4.	See footnote on page 6 for more information on the Barclays High Yield Municipal Bond Index, which is a component of the High Yield Municipal Bond Composite Index.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
8.	Spread duration measures the sensitivity of a security or a portfolio to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decline for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.

mainstayinvestments.com	9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

A continuation of strong returns from the tobacco sector, driven by improved credit fundamentals and the partial settlement of the disputed MSA payments (payments under the Tobacco Master Settlement Agreement), which had been withheld by the cigarette manufacturers, resulted in MSA-backed bonds producing the strongest absolute returns in the Fund. The Fund’s absence from Puerto Rico municipal bonds was a positive contributor to relative performance, as that segment significantly underperformed the Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.) The Fund also benefited from spread compression during the reporting period, as lower-rated bonds generally produced higher returns than high-quality municipals.

Detracting from relative performance was the Fund’s underweight exposure to non-rated securities, as riskier assets exhibited the most spread compression.

Did the Fund make any significant purchases or sales during the reporting period?

As the Fund’s rate of asset accumulation moderated during the reporting period, transactions became more evenly distributed between buys and sells. Purchases tended to remain focused on sectors that we continue to favor, such as tobacco, health care, charter schools and bonds rated in the BB9 to BBB categories. We also continued to find opportunities in monoline insured bonds10 that have either had ratings withdrawn or lowered since the credit crisis. At the same time, the strong demand for income has allowed us to sell selected securities that had seen prices increase to a point that we deemed too aggressive for the issues’ credit characteristics. Another significant part of our overall strategy is to avoid Puerto Rico municipal bonds. Even after several ratings downgrades, Puerto Rico municipal bonds may still face price declines as the government struggles to resolve its fiscal imbalance.

How did the Fund’s sector weightings change during the reporting period?

The Fund continued to uncover investment opportunities spread across many different sectors of the municipal market. We increased the Fund’s exposure to certain states that were affected by negative news reports, primarily California and Michigan. Since we believed that spreads on Puerto Rico municipal bonds would widen over time, we maintained zero exposure to that segment. On a relative-weight basis, the Fund increased its exposure to tobacco, special tax, health care and education bonds. In contrast, the Fund reduced its relative exposure to corporate-backed municipals in the industrial development revenue sector.

How was the Fund positioned at the end of the reporting period?

As of April, 30, 2013, the Fund held an underweight position relative to the High Yield Municipal Bond Composite Index in tobacco bonds, securities based on land-secured infrastructure projects and industrial development revenue bonds. As of the same date, the Fund had an overweight position relative to the High Yield Municipal Bond Composite Index in the education, special tax and transportation sectors. In terms of quality breakdown, the Fund held an overweight position in BBB-rated bonds and an underweight position in B-rated11 and non-rated bonds. The Fund’s duration was slightly longer than that of the High Yield Municipal Bond Composite Index.

9.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. It is the opinion of S&P, however, that the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
10.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.
11.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P, however, that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Municipal Bonds 99.4%†
Alabama 2.9%
Alabama Water Pollution Control Authority, Revenue Bonds
Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,060,000	$1,050,640
Series B, Insured: AMBAC 4.25%, due 2/15/15	1,150,000	1,118,662
Birmingham Jefferson Civic Center, Special Tax
Series A, Insured: AMBAC 4.00%, due 7/1/13	275,000	275,006
Series A, Insured: AMBAC 4.125%, due 7/1/17	200,000	199,528
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	244,297
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	248,743
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	98,543
Colbert County-Northwest Alabama Health Care Authority, Revenue Bonds 5.75%, due 6/1/27	4,000,000	4,002,280
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,232,137
Series A, Insured: NATL-RE 5.25%, due 4/1/17	570,000	569,949
Jefferson County, Limited Obligation School, Revenue Bonds
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,582,845
Series A 4.75%, due 1/1/25	500,000	478,990
Series A 5.25%, due 1/1/14	330,000	330,330
Series A 5.25%, due 1/1/15	710,000	710,568
Series A 5.25%, due 1/1/16	240,000	240,161
Series A 5.25%, due 1/1/17	330,000	330,112
Series A 5.50%, due 1/1/21	2,250,000	2,253,690
Series A 5.50%, due 1/1/22	5,750,000	5,759,430

	Principal Amount	Value

Alabama (continued)
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/14	$1,250,000	$1,238,425
Insured: AMBAC 5.00%, due 4/1/15	1,510,000	1,476,402
Insured: AMBAC 5.00%, due 4/1/16	525,000	501,055
Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,774,375
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,030,349
Insured: AMBAC 5.125%, due 4/1/21	250,000	219,773
Montgomery Airport Authority, Revenue Bonds Insured: RADIAN 5.375%, due 8/1/32	500,000	511,480

		31,477,770

Alaska 0.8%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	9,545,000	8,554,897

Arizona 1.6%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds 5.00%, due 2/1/42	2,500,000	2,693,475
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	3,250,000	3,329,202
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	875,000	884,476
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,075,380

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds
6.00%, due 7/1/33	$1,500,000	$1,576,125
6.00%, due 7/1/43	2,250,000	2,285,168
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	85,000	85,086
Series A 5.875%, due 6/1/33	645,000	645,419
6.10%, due 6/1/45	1,100,000	1,149,863
Pima County Industrial Development Authority, Tucson Electric Power Co. Project, Revenue Bonds 4.00%, due 9/1/29	1,250,000	1,260,075
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds 5.125%, due 3/1/42	2,340,000	2,306,889
7.875%, due 3/1/42	500,000	589,100

		17,880,258

California 18.2%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,226,050
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	12,600,000	13,644,414
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: FGIC, NATL-RE (zero coupon), due 8/1/41	2,050,000	448,725
Series C, Insured: FGIC, NATL-RE (zero coupon), due 8/1/42	2,000,000	413,680
Bell Community Housing Authority, Revenue Bonds Insured: AMBAC 5.00%, due 10/1/30	1,105,000	952,742
California County Tobacco Securitization Agency, Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	9,815,000	8,830,948
California Educational Facilities Authority, Dominican University, Revenue Bonds 5.00%, due 12/1/36	1,000,000	1,043,590

	Principal Amount	Value

California (continued)
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	$1,640,000	$1,772,627
California Municipal Finance Authority, Santa Rosa Academy Project, Revenue Bonds
Series A 5.75%, due 7/1/30	1,000,000	1,038,890
Series A 6.00%, due 7/1/42	1,500,000	1,567,590
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,213,650
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	578,310
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)	7,000,000	7,202,370
California School Finance Authority, Coastal Academy Project, Revenue Bonds
Series A 5.00%, due 10/1/33	1,000,000	1,026,410
Series A 5.00%, due 10/1/42	1,240,000	1,252,016
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 4.75%, due 8/1/22	295,000	300,735
Series A 5.25%, due 8/1/42	1,700,000	1,747,532
Series A 5.30%, due 8/1/47	675,000	693,826
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	4,375,000	4,835,731
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	100,000	105,250
6.00%, due 7/1/40	2,000,000	2,113,680
6.375%, due 7/1/45	3,000,000	3,218,010
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds 7.50%, due 11/1/41	1,000,000	1,256,750

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	$500,000	$501,815
5.625%, due 11/1/33	680,000	683,482
5.875%, due 11/1/43	435,000	436,523
California Statewide Communities Development Authority, Sonoma Country Day School, Revenue Bonds 4.375%, due 7/1/29	8,100,000	5,946,291
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	561,845
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	548,782
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/45	7,400,000	893,180
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series A, Insured: RADIAN 4.375%, due 8/1/21	250,000	210,618
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,727,440
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	2,507,500
Series C (zero coupon), due 8/1/39	17,900,000	4,222,252
Series C (zero coupon), due 8/1/43	16,000,000	2,958,080
Series C (zero coupon), due 8/1/44	8,000,000	1,396,320
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
(zero coupon), due 1/15/26	15,000,000	7,083,900
Insured: NATL-RE (zero coupon), due 1/15/30	150,000	55,428
Insured: NATL-RE (zero coupon), due 1/15/31	850,000	295,401
(zero coupon), due 1/15/31	15,000,000	5,229,600
Series A, Insured: NATL-RE 5.00%, due 1/1/35	280,000	280,011
5.75%, due 1/15/40	485,000	485,223

	Principal Amount	Value

California (continued)
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/41	$10,000,000	$1,797,400
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	5,000,000	4,646,850
♦Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1 4.50%, due 6/1/27	4,050,000	3,950,775
Series A, Insured: AGC 5.00%, due 6/1/45	20,000,000	20,920,400
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,362,952
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	314,044
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,116,940
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,616,244
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,823,200
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	85,405
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	232,820
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	178,000
Sacramento Regional Art Facilities Financing Authority, Certificates of Participation Insured: AMBAC 5.00%, due 9/1/32	3,250,000	3,251,300
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation Series A, Insured: RADIAN 5.00%, due 9/1/25	50,000	50,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	$6,150,000	$7,572,556
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	506,401
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,307,160
Series C (zero coupon), due 8/1/38	2,000,000	486,360
Series C 5.00%, due 8/1/27	1,335,000	1,470,956
Series C 5.00%, due 8/1/29	655,000	716,865
♦San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	265,000	160,802
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	1,710,000	990,329
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	550,000	303,254
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	500,000	223,780
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	1,510,000	602,701
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,610,000	2,357,985
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	12,290,000	3,899,125
Series A, Insured: NATL-RE 5.25%, due 1/15/30	6,590,000	6,590,132
Series A, Insured: NATL-RE 5.375%, due 1/15/29	3,160,000	3,160,442
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	790,000	781,666
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,344,377

	Principal Amount	Value

California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: FGIC, NATL-RE 4.25%, due 9/1/15	$25,000	$24,977
Insured: FGIC, NATL-RE 4.80%, due 9/1/20	125,000	122,541
Insured: FGIC, NATL-RE 5.125%, due 9/1/30	2,900,000	2,801,226
Insured: FGIC, NATL-RE 5.25%, due 9/1/23	345,000	341,453
Insured: FGIC, NATL-RE 5.25%, due 9/1/24	100,000	98,483
Insured: FGIC, NATL-RE 5.25%, due 9/1/34	340,000	332,296
Insured: FGIC, NATL-RE 5.375%, due 9/1/21	125,000	125,024
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/1/24	190,000	159,896
Series A, Insured: RADIAN 5.25%, due 9/1/31	120,000	95,114
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	45,899
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: FGIC, NATL-RE 4.00%, due 9/1/21	75,000	69,547
Insured: FGIC, NATL-RE 4.125%, due 9/1/22	100,000	94,531
Insured: FGIC, NATL-RE 4.25%, due 9/1/24	215,000	192,874
Insured: FGIC, NATL-RE 4.25%, due 9/1/25	20,000	17,897
Insured: FGIC, NATL-RE 5.00%, due 9/1/28	2,265,000	2,164,343
Insured: FGIC, NATL-RE 5.00%, due 9/1/36	150,000	140,571
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	2,138,703
Stockton, Wastewater Systems Project, Certificates of Participation Series A, Insured: NATL-RE 5.20%, due 9/1/29	2,060,000	2,060,515

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Stockton-East Water District, Certificates of Participation
Series B, Insured: FGIC, NATL-RE (zero coupon), due 4/1/26	$100,000	$46,029
Series B, Insured: FGIC, NATL-RE (zero coupon), due 4/1/27	140,000	60,596
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	1,481,123
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	8,140,000	7,335,117
Series A 5.375%, due 6/1/38	2,100,000	1,906,821
Series A-1 5.50%, due 6/1/45	3,755,000	3,409,878
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	575,390
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,905,100

		200,074,839

Colorado 1.9%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 5.00%, due 12/1/16	25,000	26,714
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	1,000,000	994,980
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University Project, Revenue Bonds Series A, Insured: XLCA 5.00%, due 4/1/28	185,000	185,213
Colorado Health Facilities Authority, Christian Living Community, Revenue Bonds
5.125%, due 1/1/30	500,000	538,180
5.25%, due 1/1/37	750,000	802,747
Denver Convention Center Hotel Authority, Revenue Bonds
Series, Insured: XLCA 4.75%, due 12/1/35	635,000	657,035
Series, Insured: XLCA 5.00%, due 12/1/35	130,000	135,569

	Principal Amount	Value

Colorado (continued)
Denver, United Airlines Project, Revenue Bonds 5.75%, due 10/1/32 (a)	$2,000,000	$2,098,280
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	3,545,850
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	146,983
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	2,556,928
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	360,378
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	643,729
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,116,543
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	220,640
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	1,520,000	491,933
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	100,000	28,841
(zero coupon), due 9/1/40	3,450,000	869,986
(zero coupon), due 9/1/41	3,925,000	938,546
Fronterra Village Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 4.875%, due 12/1/27	500,000	493,815
Harvest Junction Metropolitan District, Limited General Obligation
5.00%, due 12/1/30	765,000	792,976
5.375%, due 12/1/37	755,000	789,488
Pitkin County Colorado Industrial Development, Aspen Skiing Co. Project, Revenue Bonds Series A 0.18%, due 4/1/16 (b)	1,700,000	1,700,000
Table Rock Metropolitan District, Limited General Obligation Insured: RADIAN 4.25%, due 12/1/27	275,000	264,704

		21,400,058

Connecticut 0.4%
Connecticut State Health & Educational Facility Authority, Hartford Health Care, Revenue Bonds Series A 5.00%, due 7/1/41	1,175,000	1,278,764

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (a)	$1,000,000	$1,003,680
Series A, Insured: ACA 6.60%, due 7/1/24 (a)	2,075,000	2,082,616

		4,365,060

Delaware 0.2%
Delaware State Economic Development Authority, Newark Charter School, Revenue Bonds 5.00%, due 9/1/42	1,350,000	1,442,839
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds Series B 5.625%, due 5/1/32	515,000	515,237

		1,958,076

District of Columbia 0.8%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,095,720
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,365,783
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,160,046
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	620,000	620,050

		9,241,599

Florida 4.3%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	575,000	576,340
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,091,470
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	3,250,000	3,234,367

	Principal Amount	Value

Florida (continued)
♦City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	$16,320,000	$16,928,083
County of St. Lucie, South Hutchison Island, Special Assessment Insured: AMBAC 5.00%, due 11/1/25	810,000	813,200
Florida Development Finance Corp., Bay Area Charter Foundation LLC, Revenue Bonds Series A 7.75%, due 6/15/42	2,000,000	2,290,640
Florida Municipal Power Agency, All Requirements Supply, Revenue Bonds Series C 0.22%, due 10/1/35 (b)	7,600,000	7,600,000
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida Project, Revenue Bonds 6.75%, due 11/15/29	865,000	915,317
Mid-Bay Bridge Authority, Revenue Bonds Series A 7.25%, due 10/1/40	2,500,000	3,194,200
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,687,110
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds
5.00%, due 6/1/36	710,000	753,828
5.125%, due 6/1/42	350,000	372,855
Pinellas County Health Facilities Authority, Hospital Facilities Bayfront Projects, Revenue Bonds
0.23%, due 7/1/34 (b)	2,500,000	2,500,000
Series A 0.23%, due 7/1/36 (b)	1,400,000	1,400,000
Sarasota Manatee Airport Authority, Revenue Bonds 0.23%, due 8/1/14 (b)	1,580,000	1,580,000
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds Series A 7.375%, due 11/15/41	750,000	862,148
Village Center Community Development District, Recreational Revenue, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 11/1/32	140,000	141,513

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Volusia County Industrial Development Authority, Student Housing-Stetson University Project, Revenue Bonds Insured: CIFG 5.00%, due 6/1/35	$1,270,000	$1,277,938

		47,219,009

Georgia 0.4%
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,239,970
McDuffie County Development Authority, Temple-Inland Forest, Revenue Bonds 6.95%, due 12/1/23 (a)	600,000	612,180

		3,852,150

Guam 2.5%
Guam Government, Business Privilege Tax, Revenue Bonds
Series B-1 5.00%, due 1/1/37	1,500,000	1,665,150
Series B-1 5.00%, due 1/1/42	2,000,000	2,217,040
Guam Government, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,290,000	1,532,817
Guam Government, Unlimited General Obligation
Series A 5.00%, due 11/15/23	555,000	574,797
Series A 5.25%, due 11/15/37	6,000,000	6,150,660
Series A 7.00%, due 11/15/39	2,040,000	2,321,234
Guam Government, Waterworks Authority, Revenue Bonds
5.875%, due 7/1/35	3,885,000	4,025,676
6.00%, due 7/1/25	3,735,000	3,895,605
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	5,030,000	5,583,954

		27,966,933

Illinois 2.4%
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds
5.00%, due 12/1/36	3,600,000	3,717,828
Series A 7.125%, due 10/1/41	1,500,000	1,770,180

	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Community Rehab Providers, Revenue Bonds Series A 5.60%, due 7/1/19	$495,000	$476,730
Illinois Finance Authority, Ingalls Health System, Revenue Bonds 5.00%, due 5/15/43	3,000,000	3,201,060
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds
Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,007,680
Series C, Insured: ACA 5.00%, due 9/1/31	2,000,000	2,001,680
Series C, Insured: ACA 5.00%, due 9/1/32	2,780,000	2,779,805
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,987,950
Illinois Finance Authority, Wesleyan University, Revenue Bonds Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	559,344
Massac County Hospital District, Limited General Obligation Insured: AGC 4.50%, due 11/1/31	110,000	115,766
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	250,000	246,533

		25,864,556

Indiana 2.5%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds
5.00%, due 10/1/24	805,000	792,595
5.00%, due 10/1/28	4,000,000	3,781,760
5.00%, due 10/1/32	2,555,000	2,366,236
Carmel Redevelopment District, Certificate of Partcipation Series C 6.50%, due 7/15/35 (c)	1,000,000	1,075,680
Hammond Local Public Improvement Bond Bank, Revenue Bonds Series A 6.75%, due 8/15/35	1,500,000	1,570,740
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	744,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	$3,900,000	$4,276,896
5.50%, due 8/15/45	1,500,000	1,642,980
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,841,631
Indiana Finance Authority, Private Activity Ohio River Bridge, Revenue Bonds Series A 5.25%, due 1/1/51 (a)	5,500,000	5,921,740

		28,014,970

Iowa 2.0%
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds Series B 5.50%, due 10/1/31	100,000	99,423
Iowa Higher Education Loan Authority, Wartburg College, Revenue Bonds
Series A 4.65%, due 10/1/15	1,000,000	1,010,990
Series A 5.00%, due 10/1/21	605,000	611,637
Series A 5.05%, due 10/1/24	250,000	251,975
Series A 5.10%, due 10/1/25	250,000	251,920
Series A 5.25%, due 10/1/30	170,000	170,454
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	5,927,467
Series C 5.625%, due 6/1/46	6,730,000	6,600,851
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.00%, due 12/1/14	280,000	289,668
Insured: AGC 4.50%, due 12/1/31	1,920,000	1,941,485
Insured: AGC 4.50%, due 12/1/41	960,000	961,229
Insured: AGC 5.00%, due 12/1/41	3,925,000	4,002,205

		22,119,304

	Principal Amount	Value

Kansas 1.3%
City Of Olathe, Kansas, Olathe Medical Center, Revenue Bonds
0.22%, due 9/1/32 (b)	$2,200,000	$2,200,000
Series B 0.22%, due 9/1/35 (b)	600,000	600,000
Wyandotte County-Kansas City Unified Government, Capital Appreciation, Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	17,340,000	11,675,716

		14,475,716

Kentucky 0.1%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,145,340

Louisiana 1.1%
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,389,450
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	1,138,932
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	101,455
Series A, Insured: AGC 5.00%, due 7/1/39	610,000	634,845
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	6,145,000	6,144,447

		12,409,129

Maryland 1.1%
Baltimore Convention Center, Revenue Bonds
Series A, Insured: XLCA 4.60%, due 9/1/30	625,000	627,937
Series A, Insured: XLCA 5.00%, due 9/1/32	2,330,000	2,362,340
Series A, Insured: XLCA 5.25%, due 9/1/23	210,000	217,812
Series A, Insured: XLCA 5.25%, due 9/1/26	180,000	185,845
Series A, Insured: XLCA 5.25%, due 9/1/27	275,000	283,498
Series A, Insured: XLCA 5.25%, due 9/1/28	100,000	102,776

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Baltimore Convention Center, Revenue Bonds (continued)
Series A, Insured: XLCA 5.25%, due 9/1/39	$2,400,000	$2,447,952
Maryland Economic Development Corp. University of Maryland College Park Project, Revenue Bonds Insured: AGC 4.50%, due 6/1/35	1,430,000	1,450,306
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,152,630
Maryland Health & Higher Educational Facilities Authority, Institute College of Art, Revenue Bonds 5.00%, due 6/1/47	1,000,000	1,094,490
Maryland Health & Higher Educational Facilities Authority, Notre Dame Maryland University, Revenue Bonds 5.00%, due 10/1/42	2,255,000	2,444,285

		12,369,871

Massachusetts 1.0%
Massachusetts Development Finance Agency, Eastern Nazarene College, Revenue Bonds 5.625%, due 4/1/19	140,000	140,431
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	100,000	100,452
Massachusetts Educational Financing Authority, Revenue Bonds
Series J 4.90%, due 7/1/28 (a)	6,500,000	6,887,660
Series J 5.00%, due 7/1/30 (a)	500,000	526,510
Massachusetts Port Authority Facilities, Delta Airlines, Inc. Project, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 1/1/21 (a)	375,000	375,041
Series A, Insured: AMBAC 5.50%, due 1/1/19 (a)	560,000	565,561
Massachusetts State Health & Educational Facilities Authority, Fisher College, Revenue Bonds Series A 5.125%, due 4/1/37	500,000	507,865

	Principal Amount	Value

Massachusetts (continued)
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	$1,945,000	$2,031,397

		11,134,917

Michigan 6.7%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	574,832
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,065,000	1,088,622
6.00%, due 6/1/33	1,000,000	1,004,440
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	291,571
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,042,209
5.125%, due 11/1/35	605,000	590,401
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	4,000,000	4,372,400
Detroit, Unlimited General Obligation
Series A-1, Insured: AMBAC 4.60%, due 4/1/24	130,000	110,438
Series B-1, Insured: AMBAC 5.00%, due 4/1/14	695,000	687,925
Series A, Insured: XLCA 5.25%, due 4/1/17	1,500,000	1,448,475
Series A, Insured: XLCA 5.25%, due 4/1/18	2,935,000	2,806,183
Series A, Insured: XLCA 5.25%, due 4/1/19	750,000	711,547
Series A-1, Insured: AMBAC 5.25%, due 4/1/22	375,000	346,012
Series A-1, Insured: AMBAC 5.25%, due 4/1/24	295,000	265,400
Series A-1, Insured: NATL-RE 5.375%, due 4/1/18	1,160,000	1,117,231
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds Series A 5.25%, due 7/1/39	1,250,000	1,267,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds Series A 8.00%, due 10/1/30	$1,250,000	$1,404,100
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	3,500,000	3,625,755
7.00%, due 10/1/31	2,120,000	2,449,342
7.00%, due 10/1/36	1,740,000	1,992,109
7.50%, due 11/1/40	855,000	987,337
7.75%, due 7/15/26	1,020,000	1,100,641
8.00%, due 7/15/41	2,000,000	2,156,580
Michigan Finance Authority, Revenue Bonds Series A 5.00%, due 6/1/39	6,920,000	7,369,316
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,532,422
6.125%, due 12/1/33	4,100,000	4,419,595
6.125%, due 12/1/37	980,000	1,055,499
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	338,317
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	564,355
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	5,105,000	5,555,312
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,475,550
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	4,250,000	4,313,495
♦Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	6,335,000	5,987,589
Series A 6.00%, due 6/1/48	9,235,000	8,623,273

		73,675,398

	Principal Amount	Value

Minnesota 0.5%
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	$1,000,000	$1,128,670
St. Paul Port Authority, Energy Park Utility Co. Project, Revenue Bonds
5.45%, due 8/1/28 (a)	250,000	261,910
5.70%, due 8/1/36 (a)	1,250,000	1,315,213
St. Paul Port Authority, Minnesota Public Radio Project, Revenue Bonds Series 7 0.21%, due 5/1/25 (b)	2,000,000	2,000,000
Winona, Health Care Facilities, Winona Health Obligation, Revenue Bonds 5.00%, due 7/1/34	400,000	422,620

		5,128,413

Mississippi 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds 5.875%, due 4/1/22	100,000	100,313
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,540,400

		1,640,713

Missouri 1.2%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	532,205
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	550,000	535,156
5.50%, due 6/1/29	3,510,000	3,299,295
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,105,280
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,725,000	1,740,214
6.00%, due 5/1/42	2,800,000	2,828,644
Lees Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,583,700

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
St. Louis County Industrial Development Authority, Friendship Village Sunset Hills, Revenue Bonds 5.00%, due 9/1/42	$1,500,000	$1,588,830

		13,213,324

Nebraska 1.6%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/42	7,715,000	8,353,570
5.25%, due 9/1/37	4,985,000	5,579,162
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,815,000	3,181,851

		17,114,583

Nevada 0.3%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: RADIAN 4.625%, due 4/1/37	1,645,000	1,599,680
Insured: RADIAN 5.00%, due 4/1/27	775,000	808,836
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	945,000	714,515
Reno, Revenue Bonds Series B, Insured: FGIC, NATL-RE (zero coupon), due 6/1/38	1,155,000	256,133

		3,379,164

New Hampshire 0.6%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: RADIAN (zero coupon), due 1/1/17	1,305,000	1,012,758
Series B, Insured: ACA (zero coupon), due 1/1/26	1,400,000	470,764
Series A, Insured: ACA 6.75%, due 1/1/14	140,000	139,955
Series A, Insured: ACA 6.75%, due 1/1/15	350,000	348,922

	Principal Amount	Value

New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$4,000,000	$4,334,600

		6,306,999

New Jersey 4.6%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	1,000,000	1,049,260
Mercer County Improvement Authority, Atlantic Foundation Project, Revenue Bonds 0.24%, due 9/1/28 (b)	500,000	500,000
Middlesex County Improvement Authority, George Street Student Housing Project, Revenue Bonds Series A 5.00%, due 8/15/35	160,000	169,531
New Jersey Economic Development Authority, Applewood Estates Project, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 10/1/25	290,000	319,014
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	4,268,194
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.125%, due 9/15/23 (a)	2,175,000	2,292,124
5.25%, due 9/15/29 (a)	8,720,000	9,188,090
5.50%, due 4/1/28 (a)	180,000	180,677
New Jersey Economic Development Authority, Continental Airlines, Revenue Bonds 5.75%, due 9/15/27 (a)	3,335,000	3,449,491
New Jersey Economic Development Authority, Paterson Charter School, Revenue Bonds
Series C 5.00%, due 7/1/32	1,125,000	1,161,686
Series C 5.30%, due 7/1/44	4,500,000	4,665,015
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	675,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds (continued)
Series A 6.00%, due 7/1/32	$650,000	$722,033
Series A 6.10%, due 7/1/44	1,900,000	2,096,156
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	196,513
New Jersey Health Care Facilities Financing Authority, Bayshore Community Hospital, Revenue Bonds Insured: RADIAN 5.125%, due 7/1/32	175,000	175,082
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	108,343
Series B (zero coupon), due 7/1/31	205,000	85,110
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.375%, due 12/1/24 (a)	4,000,000	4,597,480
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	14,000,000	12,509,140
Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 4.625%, due 6/1/26	2,460,000	2,395,351

		50,804,217

New York 4.6%
City of New York, Unlimited General Obligation Series A-6, Insured: AGM 0.35%, due 11/1/26 (b)	4,100,000	4,100,000
Erie County Tobacco Asset Securitization Corp., Tobacco Assessment, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/45	490,000	412,066

	Principal Amount	Value

New York (continued)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	$1,590,000	$1,382,712
Series A-3 5.125%, due 6/1/46	5,015,000	4,280,302
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (a)	555,000	555,011
New York City Industrial Development Agency, JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (a)(d)	6,770,000	6,769,729
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 4.75%, due 1/1/42	2,430,000	2,454,300
Insured: AMBAC 5.00%, due 1/1/46	5,975,000	6,105,076
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds
Series B 5.00%, due 12/1/28	1,000,000	1,045,300
Series B 5.25%, due 12/1/36	2,500,000	2,617,800
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,198,270
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	818,257
Series A 5.00%, due 6/15/26	960,000	1,001,395
Series A 5.50%, due 6/15/31	750,000	794,063
Onondaga Civic Development Corp., Josephs Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	9,500,000	9,853,115
Southampton Housing Authority, Revenue Bonds 3.50%, due 5/15/47	300,000	291,627

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	$1,000,000	$1,115,520
Tompkins County Development Corp., Kendall at Ithaca, Inc. Project, Revenue Bonds 4.50%, due 7/1/42	500,000	505,030
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	720,000	653,652
Series 1 5.125%, due 6/1/42	5,770,000	5,107,777

		51,061,002

North Carolina 0.1%
North Carolina State Medical Care Commission, First Mortgage-Lutheran Services, Revenue Bonds 5.00%, due 3/1/42	1,000,000	1,019,610

Ohio 5.7%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,000,000	6,442,440
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Revenue Bonds
Series A-2 5.125%, due 6/1/24	100,000	92,830
Series A-2 5.75%, due 6/1/34	9,525,000	8,354,854
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.875%, due 6/1/30	10,815,000	9,701,812
Series A-2 5.875%, due 6/1/47	5,190,000	4,637,109
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18	825,000	828,820
7.35%, due 12/1/31	6,000,000	6,057,540
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	211,560

	Principal Amount	Value

Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds (continued)
Insured: AMBAC 4.50%, due 8/1/36	$995,000	$881,948
Insured: AMBAC 5.00%, due 8/1/21	125,000	126,290
Insured: AMBAC 5.00%, due 8/1/28	110,000	108,835
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	2,330,000	2,462,507
Muskingum County, Ohio Hospital Facilities, Genesis Healthcare System Project, Revenue Bonds
5.00%, due 2/15/33	3,340,000	3,425,604
5.00%, due 2/15/44	5,550,000	5,592,347
Ohio Higher Educational Facilities Commission, Wittenberg University, Revenue Bonds Insured: AMBAC, NATL-RE 5.00%, due 6/1/29	140,000	140,444
Ohio State Environmental Facilities Revenue, Ford Motor Co. Project, Revenue Bonds 6.15%, due 6/1/30 (a)	125,000	125,250
Ohio State Water Development Authority, Firstenergy, Revenue Bonds Series C 0.25%, due 6/1/33 (b)	8,465,000	8,465,000
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.75%, due 12/1/32	1,000,000	1,103,790
6.00%, due 12/1/42	2,000,000	2,229,760
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	500,000	494,165
Summit County Development Finance Authority, Cleveland-Glats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,250,000	1,390,325

		62,873,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Oklahoma 0.8%
Norman Regional Hospital Authority, Revenue Bonds
5.125%, due 9/1/37	$7,395,000	$7,630,605
Insured: RADIAN 5.50%, due 9/1/32	55,000	55,097
Oklahoma Development Finance Authority, Duncan Regional Hospital, Revenue Bonds 0.21%, due 12/1/38 (b)	1,400,000	1,400,000

		9,085,702

Oregon 0.9%
Medford Hospital Facilities Authority, Rogue Valley Manor Project, Revenue Bonds 0.19%, due 8/15/37 (b)	9,100,000	9,100,000
Oregon State Facilities Authority Revenue, Student Housing Chief Ashland, Revenue Bonds Insured: AGM 5.00%, due 7/1/44	1,000,000	1,113,840

		10,213,840

Pennsylvania 5.0%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	1,220,000	1,281,671
5.75%, due 12/1/41	1,055,000	1,110,124
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,140,130
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	300,000	335,643
Chester County Health & Education Facilities Authority, Chester Country Hospital, Revenue Bonds Series A 6.75%, due 7/1/31	885,000	886,513
Clairton Municipal Authority, Revenue Bonds
Series B 5.00%, due 12/1/37	2,000,000	2,121,060
Series B 5.00%, due 12/1/42	1,000,000	1,058,980

	Principal Amount	Value

Pennsylvania (continued)
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds
5.25%, due 1/1/32	$1,100,000	$1,149,368
5.25%, due 1/1/41	2,600,000	2,684,786
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: RADIAN 4.50%, due 7/1/23	340,000	341,676
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (c)(d)	2,600,000	1,869,374
Harrisburg Authority, Revenue Bonds 5.25%, due 7/15/31	2,000,000	1,807,300
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	93,131
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	57,786
Series J, Insured: NATL-RE 5.00%, due 9/1/22	950,000	904,609
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 9/15/13	175,000	170,618
Series F, Insured: AMBAC (zero coupon), due 9/15/13	385,000	375,360
Series D, Insured: AMBAC (zero coupon), due 3/15/14	520,000	489,824
Series F, Insured: AMBAC (zero coupon), due 3/15/14	335,000	315,560
Series D, Insured: AMBAC (zero coupon), due 9/15/14	70,000	63,724
Series F, Insured: AMBAC (zero coupon), due 9/15/14	515,000	468,825
Series D, Insured: AMBAC (zero coupon), due 3/15/15	345,000	302,969
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	403,958
Series F, Insured: AMBAC (zero coupon), due 9/15/15	455,000	385,963
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	351,362
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	253,307
Series D, Insured: AMBAC (zero coupon), due 9/15/16	185,000	145,948
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	327,398

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/17	$35,000	$26,659
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	147,078
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	281,344
Series D, Insured: AMBAC (zero coupon), due 9/15/18	365,000	247,627
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	183,176
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	77,458
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	8,952
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	160,955
Series F, Insured: AMBAC (zero coupon), due 9/15/22	210,000	99,305
Montgomery County Higher Education & Health Authority, Holy Redeemer Health System, Revenue Bonds Series A, Insured: AMBAC 5.25%, due 10/1/27	100,000	100,101
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	1,450,000	1,571,916
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	250,000	298,580
Pennsylvania Higher Educational Facilities Authority, AICUP Financing Program, Gwynedd-Mercy College Project, Revenue Bonds Series KK1 5.375%, due 5/1/42	1,785,000	1,898,205
Pennsylvania Higher Educational Facilities Authority, AICUP Financing Program, Valley College, Revenue Bonds 5.00%, due 11/1/42	535,000	568,684
Pennsylvania Higher Educational Facilities Authority, Fortier II LLC, Revenue Bonds Series A, Insured: RADIAN 5.125%, due 4/1/33	250,000	250,528

	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	$1,000,000	$1,179,030
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	150,606
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,040,863
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds
5.00%, due 10/1/35	650,000	713,414
5.00%, due 10/1/44	1,000,000	1,084,350
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	480,000	523,608
Philadelphia Authority for Industrial Development, First Philadelphia Charter, Revenue Bonds Series A 5.85%, due 8/15/37	1,650,000	1,692,537
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,108,560
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19	405,000	396,608
5.25%, due 9/1/26	1,500,000	1,504,440
5.25%, due 9/1/31	2,425,000	2,417,749
5.25%, due 9/1/36	1,125,000	1,106,336
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds Series A 5.625%, due 7/1/42	7,000,000	7,613,270
Scranton, Unlimited General Obligation Series A 7.25%, due 9/1/23	2,000,000	1,948,120
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,415,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	$655,000	$666,011
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,494,809
York, Unlimited General Obligation 7.25%, due 11/15/41	1,370,000	1,604,475

		54,478,237

Rhode Island 0.8%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	841,215
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	287,953
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	621,735
Series A, Insured: RADIAN (zero coupon), due 9/1/30	1,835,000	577,897
Series A, Insured: RADIAN (zero coupon), due 9/1/32	1,500,000	411,285
Series A, Insured: RADIAN (zero coupon), due 9/1/34	1,000,000	234,950
Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	60,155
Series A, Insured: RADIAN (zero coupon), due 9/1/36	445,000	88,243
Providence, Special Obligation, Tax Allocation Series E, Insured: RADIAN 5.00%, due 6/1/13	600,000	600,144
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,024,950
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A 6.125%, due 6/1/32	205,000	207,029
Woonsocket, Unlimited General Obligation
Insured: FGIC, NATL-RE 5.75%, due 10/1/14	520,000	519,516
Insured: FGIC, NATL-RE 5.75%, due 10/1/15	500,000	498,135
Insured: FGIC, NATL-RE 5.75%, due 10/1/16	530,000	523,280

	Principal Amount	Value

Rhode Island (continued)
Woonsocket, Unlimited General Obligation (continued)
Insured: FGIC, NATL-RE 6.00%, due 10/1/17	$1,200,000	$1,187,808
Insured: FGIC, NATL-RE 6.00%, due 10/1/18	695,000	683,484

		8,367,779

South Carolina 0.1%
Richland County, Benedict College Project, Revenue Bonds Insured: AGM, RADIAN 5.125%, due 1/1/28	100,000	100,143
Richland County, Educational Facilities Revenue, Benedict College Project, Revenue Bonds Insured: RADIAN 5.75%, due 7/1/19	130,000	130,042
South Carolina Educational Facilities Authority, Benedict College, Revenue Bonds Insured: RADIAN 5.625%, due 7/1/31	220,000	219,113
South Carolina Jobs-Economic Development Authority, Conway Hospital Inc. Project, Revenue Bonds 4.00%, due 7/1/37	1,000,000	1,015,710

		1,465,008

Tennessee 1.4%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase I LLC, Revenue Bonds
Series A 5.125%, due 10/1/35	100,000	103,877
Series B 6.00%, due 10/1/35	500,000	524,710
Clarksville Tennessee Public Building Authority, Financing Morris Town Loans, Revenue Bonds 0.25%, due 7/1/35 (b)	650,000	650,000
Clarksville Tennessee Public Building Authority, Pooled Financing Bond Fund, Revenue Bonds 0.25%, due 7/1/31 (b)	300,000	300,000
♦Montgomery County Public Building Authority, Tennessee County Loan Pool, Revenue Bonds
0.25%, due 4/1/32 (b)	600,000	600,000
0.25%, due 7/1/38 (b)	13,425,000	13,425,000

		15,603,587

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas 10.9%
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 4.30%, due 1/1/33	$675,000	$675,196
Series A, Insured: XLCA 5.00%, due 1/1/34	8,750,000	9,078,650
♦Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,655,000	1,124,705
(zero coupon), due 1/1/33	205,000	74,971
(zero coupon), due 1/1/34	3,275,000	1,128,860
(zero coupon), due 1/1/35	3,700,000	1,195,544
(zero coupon), due 1/1/36	2,000,000	608,040
(zero coupon), due 1/1/39	3,500,000	890,995
5.00%, due 1/1/33	3,000,000	3,191,400
6.75%, due 1/1/41	7,500,000	8,823,075
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.75%, due 8/15/41	1,750,000	1,993,320
♦Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	215,000	209,019
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,178,509
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	180,000	148,837
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	850,000	630,139
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	250,689
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	285,000	189,348
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,565,000	1,528,817
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	530,000	293,721
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	299,790
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	605,000	253,434
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	425,000	167,186
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	370,000	124,731
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	86,758
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	590,000	187,036

	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	$185,000	$60,151
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	508,684
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	970,000	289,118
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	31,815,000	8,099,463
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,365,000	321,662
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,165,000	256,964
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	525,000	117,280
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	905,000	187,480
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	136,178
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	111,097
Series B, Insured: NATL-RE 5.25%, due 11/15/40	3,945,000	3,953,442
Series G, Insured: NATL-RE 5.375%, due 11/15/41	195,000	195,417
Harris County-Houston Sports Authority, Texas Higher Education Finance Corp., Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 11/15/28	550,000	554,114
Houston Airport System Revenue, Special Facilities Continental Airlines, Revenue Bonds
Series B 6.125%, due 7/15/27 (a)	175,000	175,688
Series C 6.125%, due 7/15/27 (a)	480,000	481,886
Series A 6.625%, due 7/15/38 (a)	1,000,000	1,132,670
Series E 6.75%, due 7/1/21 (a)	755,000	757,831
Series E 7.00%, due 7/1/29 (a)	500,000	502,315
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.00%, due 8/15/36	675,000	729,452
Series A 6.00%, due 8/15/41	740,000	796,388
Series A 6.875%, due 5/15/41	1,700,000	2,159,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
North Texas Education Finance Corp., Revenue Bonds Series A 5.25%, due 12/1/47	$7,255,000	$7,859,414
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,188,010
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/28	2,500,000	2,722,200
5.00%, due 12/15/30	12,000,000	12,966,360
5.00%, due 12/15/31	8,500,000	9,149,315
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,777,589
7.50%, due 6/30/33	750,000	954,480
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	3,050,000	3,675,280
Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Revenue Bonds Series A 5.375%, due 2/15/37	500,000	522,325
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	1,300,000	1,339,000
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/37	155,000	36,586
Texas Transportation Commission, First Tier, Revenue Bonds Series A 5.00%, due 8/15/41	10,500,000	11,465,160
Travis County Cultural Education Facilities Finance Corp., Wayside Schools, Revenue Bonds Series A 5.25%, due 8/15/42	1,250,000	1,265,825
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,191,540

	Principal Amount	Value

Texas (continued)
Tyler Health Facilities Development Corp., Revenue Bonds Series A 5.375%, due 11/1/37	$5,250,000	$5,651,152

		119,623,490

U.S. Virgin Islands 0.5%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	5,000,000	5,599,400

Utah 0.2%
Santa Clara Municipal Building Authority, Revenue Bonds Insured: AGC 4.125%, due 2/1/28 (c)	800,000	800,288
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds Series A 7.75%, due 3/15/39	750,000	848,678
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds Series A 7.00%, due 7/15/45	600,000	687,444

		2,336,410

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: RADIAN 4.75%, due 8/15/36	450,000	423,382
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	141,875
Vermont Educational & Health Buildings Financing Agency, Landmark College Project, Revenue Bonds Series A, Insured: RADIAN 5.00%, due 7/1/34	200,000	183,474

		748,731

Virginia 3.6%
Albermarle County Economic Development Authority, Westminster-Canterbury Blue, Revenue Bonds Series A 5.00%, due 1/1/42	1,000,000	1,026,950

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.23%, due 10/1/37 (b)	$965,000	$965,000
Norfolk, Virginia Redevelopment & Housing Authority, Old Dominion University Project, Revenue Bonds 0.23%, due 8/1/31 (b)	1,100,000	1,100,000
Route 460 Funding Corp., Senior Lien, Revenue Bonds Series A 5.00%, due 7/1/52	7,000,000	7,491,750
Stafford County & Staunton Industrial Development Authority, Chesterfield County Economic Development, Revenue Bonds Series B, Insured: XLCA 5.00%, due 8/1/37	8,775,000	9,224,894
Virginia Small Business Financing Authority, Elizabeth River, Revenue Bonds 5.50%, due 1/1/42 (a)	7,300,000	7,969,118
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (a)	1,300,000	1,500,980
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (a)	3,500,000	3,649,800
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.23%, due 7/1/30 (b)	6,400,000	6,400,000

		39,328,492

Washington 1.3%
Grant County Public Hospital District No. 3, Columbia Basin Hospital, Unlimited General Obligation
5.25%, due 12/1/29	1,150,000	1,220,656
5.50%, due 12/1/36	2,000,000	2,135,780
Greater Wenatchee Regional Events, Center Public Facilities District, Revenue Bonds
Series A 5.00%, due 9/1/27	1,000,000	1,073,590
Series A 5.25%, due 9/1/32	1,000,000	1,072,760
Series A 5.50%, due 9/1/42	2,500,000	2,679,850

	Principal Amount	Value

Washington (continued)
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	$1,000,000	$1,100,060
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (a)	2,000,000	2,056,640
Tobacco Settlement Authority of Washington, Asset-Backed, Revenue Bonds 6.625%, due 6/1/32	165,000	168,297
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,022,680

		14,530,313

West Virginia 0.5%
Brooke County, Bethany College, Revenue Bonds Series A 6.75%, due 10/1/37	2,500,000	2,931,125
Ohio County Building Commission, Brooke County, Wheeling Jesuit University Project, Revenue Bonds Series B 5.25%, due 6/1/15	525,000	537,778
Ohio County, Fort Henry Economic Opportunity, Revenue Bonds 5.75%, due 3/1/36	400,000	431,448
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	1,945,000	1,895,286

		5,795,637

Wisconsin 1.6%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	100,000	97,738
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,210,170
Public Finance Authority, Charter School Revenue, Explore Knowledge Foundation Project, Revenue Bonds
Series A 5.75%, due 7/15/32	1,820,000	1,888,305
Series A 6.00%, due 7/15/42	1,165,000	1,200,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.00%, due 4/1/22	$930,000	$970,762
5.50%, due 4/1/32	1,250,000	1,300,862
5.75%, due 4/1/42	1,500,000	1,566,915
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (a)	1,670,000	1,674,125
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	102,515
Wisconsin Health & Educational Facilities Authority, Sauk-prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	2,645,000	2,679,649
5.375%, due 2/1/48	4,945,000	4,993,164

		17,684,796

Wyoming 0.2%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	598,470
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,066,310

		1,664,780

Total Municipal Bonds (Cost $1,014,193,394)		1,094,267,307

	Shares
Unaffiliated Investment Companies 0.2%
California 0.0%‡
BlackRock MuniYield California Insured Fund, Inc.	13,566	219,226
Nuveen California Municipal Market Opportunity Fund	2,969	49,256

		268,482

Michigan 0.0%‡
Nuveen Michigan Quality Income	24,503	379,306

Multi-State 0.1%
SPDR Nuveen S&P High Yield Municipal Bond ETF	18,000	1,061,460

	Shares	Value

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	620	$9,480

Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	7,206	109,820
Nuveen Pennsylvania Premium Income Municipal Fund 2	20,000	292,200

		402,020

Total Unaffiliated Investment Companies (Cost $1,985,795)		2,120,748

Total Investments (Cost $1,016,179,189) (g)	99.6%	1,096,388,055
Other Assets, Less Liabilities	0.4	4,177,398
Net Assets	100.0%	$1,100,565,453

	Contracts Short	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2013 (10 Year) (f)	(650)	$(133,656)

Total Futures Contracts (Settlement Value $(86,683,594))		$(133,656)

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2013.

(c)	Illiquid security—The total market value of these securities as of April 30, 2013 is $3,745,342, which represents 0.3% of the Fund’s net assets.

(d)	Issue in default.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(f)	As of April 30, 2013, cash in the amount of $715,000 is on deposit with broker for futures transactions.

(g)	As of April 30, 2013, cost is $1,016,192,756 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$81,471,928
Gross unrealized depreciation	(1,276,629)

Net unrealized appreciation	$80,195,299

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

ETF—Exchange Traded Fund

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

SPDR—Standard & Poor’s Depositary Receipt

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,094,267,307	$—	$1,094,267,307
Unaffiliated Investment Companies	2,120,748	—	—	2,120,748

Total Investments in Securities	$2,120,748	$1,094,267,307	$—	$1,096,388,055

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(133,656)	$—	$—	$(133,656)

Total Other Financial Instruments	$(133,656)	$—	$—	$(133,656)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,016,179,189)	$1,096,388,055
Cash collateral on deposit at broker	715,000
Cash	292,975
Receivables:
Dividends and interest	14,898,743
Fund shares sold	6,530,884
Variation margin on futures contracts	60,938
Other assets	95,967

Total assets	1,118,982,562

Liabilities
Payables:
Investment securities purchased	13,581,929
Fund shares redeemed	2,757,619
Manager (See Note 3)	470,771
NYLIFE Distributors (See Note 3)	290,648
Transfer agent (See Note 3)	80,606
Professional fees	34,817
Shareholder communication	17,450
Custodian	4,429
Trustees	2,202
Accrued expenses	7,041
Dividend payable	1,169,597

Total liabilities	18,417,109

Net assets	$1,100,565,453

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,724
Additional paid-in capital	1,008,949,340

1,009,040,064
Distributions in excess of net investment income	(94,191)
Accumulated net realized gain (loss) on investments	11,544,370
Net unrealized appreciation (depreciation) on investments and futures contracts	80,075,210

Net assets	$1,100,565,453

Investor Class
Net assets applicable to outstanding shares	$2,452,012

Shares of beneficial interest outstanding	202,301

Net asset value per share outstanding	$12.12
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.69

Class A
Net assets applicable to outstanding shares	$458,103,313

Shares of beneficial interest outstanding	37,746,641

Net asset value per share outstanding	$12.14
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.71

Class C
Net assets applicable to outstanding shares	$241,166,932

Shares of beneficial interest outstanding	19,919,043

Net asset value and offering price per share outstanding	$12.11

Class I
Net assets applicable to outstanding shares	$398,843,196

Shares of beneficial interest outstanding	32,855,636

Net asset value and offering price per share outstanding	$12.14

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$27,290,867
Dividends	351,019

Total income	27,641,886

Expenses
Manager (See Note 3)	2,931,378
Distribution/Service—Investor Class (See Note 3)	2,672
Distribution/Service—Class A (See Note 3)	583,761
Distribution/Service—Class C (See Note 3)	1,142,601
Transfer agent (See Note 3)	303,906
Registration	69,437
Professional fees	41,727
Shareholder communication	33,196
Custodian	17,230
Trustees	11,958
Miscellaneous	18,589

Total expenses before waiver/reimbursement	5,156,455
Expense waiver/reimbursement from Manager (See Note 3)	(168,614)

Net expenses	4,987,841

Net investment income (loss)	22,654,045

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on investments	11,559,068

Net change in unrealized appreciation (depreciation) on:
Investments	9,661,372
Futures contracts	(133,656)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,527,716

Net realized and unrealized gain (loss) on investments and futures transactions	21,086,784

Net increase (decrease) in net assets resulting from operations	$43,740,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,654,045	$27,527,377
Net realized gain (loss) on investments	11,559,068	3,750,242
Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,527,716	65,370,065

Net increase (decrease) in net assets resulting from operations	43,740,829	96,647,684

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(46,169)	(67,764)
Class A	(10,104,427)	(14,157,985)
Class C	(4,064,980)	(4,513,602)
Class I	(8,438,617)	(8,856,092)

	(22,654,193)	(27,595,443)

From net realized gain on investments:
Investor Class	(4,820)	—
Class A	(1,158,741)	—
Class C	(524,093)	—
Class I	(825,321)	—

	(2,512,975)	—

Total dividends and distributions to shareholders	(25,167,168)	(27,595,443)

Capital share transactions:
Net proceeds from sale of shares	313,793,184	874,386,468
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,111,147	17,116,287
Cost of shares redeemed	(275,660,082)	(190,804,415)

Increase (decrease) in net assets derived from capital share transactions	55,244,249	700,698,340

Net increase (decrease) in net assets	73,817,910	769,750,581

Net Assets
Beginning of period	1,026,747,543	256,996,962

End of period	$1,100,565,453	$1,026,747,543

Distributions in excess of net investment income at end of period	$(94,191)	$(94,043)

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,		March 31, 2010** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$11.90		$10.57	$10.75	$10.00

Net investment income (loss)	0.26		0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.25		1.33	(0.17)	0.75

Total from investment operations	0.51		1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.26)		(0.51)	(0.55)	(0.27)
From net realized gain on investments	(0.03)		—	(0.03)	—

Total dividends and distributions	(0.29)		(0.51)	(0.58)	(0.27)

Net asset value at end of period	$12.12		$11.90	$10.57	$10.75

Total investment return (b)	4.29	%(c)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.33	%††	4.48%	5.58%	5.03	%††
Net expenses	0.87	%††	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.90	%††	0.93%	1.09%	1.73	%††
Portfolio turnover rate	42%		117%	154%	163%
Net assets at end of period (in 000’s)	$2,452		$1,902	$989	$598

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,		March 31, 2010** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$11.92		$10.58	$10.77	$10.00

Net investment income (loss)	0.26		0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.25		1.35	(0.19)	0.78

Total from investment operations	0.51		1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.26)		(0.51)	(0.55)	(0.28)
From net realized gain on investments	(0.03)		—	(0.03)	—

Total dividends and distributions	(0.29)		(0.51)	(0.58)	(0.28)

Net asset value at end of period	$12.14		$11.92	$10.58	$10.77

Total investment return (b)	4.29	%(c)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.33	%††	4.41%	5.58%	5.20	%††
Net expenses	0.86	%††	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.89	%††	0.91%	1.04%	1.58	%††
Portfolio turnover rate	42%		117%	154%	163%
Net assets at end of period (in 000’s)	$458,103		$489,759	$150,071	$23,062

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,		March 31, 2010** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$11.89		$10.56	$10.75	$10.00

Net investment income (loss)	0.21		0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.25		1.34	(0.18)	0.77

Total from investment operations	0.46		1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.48)	(0.24)
From net realized gain on investments	(0.03)		—	(0.03)	—

Total dividends and distributions	(0.24)		(0.42)	(0.51)	(0.24)

Net asset value at end of period	$12.11		$11.89	$10.56	$10.75

Total investment return (b)	3.90	%(c)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.56	%††	3.58%	4.79%	4.33	%††
Net expenses	1.62	%††	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.65	%††	1.67%	1.84%	2.48	%††
Portfolio turnover rate	42%		117%	154%	163%
Net assets at end of period (in 000’s)	$241,167		$213,253	$45,632	$5,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,		March 31, 2010** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$11.92		$10.58	$10.77	$10.00

Net investment income (loss)	0.27		0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.25		1.35	(0.18)	0.76

Total from investment operations	0.52		1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.27)		(0.54)	(0.58)	(0.28)
From net realized gain on investments	(0.03)		—	(0.03)	—

Total dividends and distributions	(0.30)		(0.54)	(0.61)	(0.28)

Net asset value at end of period	$12.14		$11.92	$10.58	$10.77

Total investment return (b)	4.42	%(c)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.58	%††	4.62%	5.88%	5.26	%††
Net expenses	0.61	%††	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.64	%††	0.66%	0.79%	1.33	%††
Portfolio turnover rate	42%		117%	154%	163%
Net assets at end of period (in 000’s)	$398,843		$321,835	$60,305	$44,720

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

40	MainStay High Yield Municipal Bond Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(133,656)	$(133,656)

Total Fair Value		$(133,656)	$(133,656)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(650)	(650)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2013, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 0.85% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points, to the other classes of the Fund.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,931,378 and waived its fees and/or reimbursed expenses in the amount of $168,614.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the

42	MainStay High Yield Municipal Bond Fund

Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,916 and $98,474, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $62,740 and $35,772, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$713
Class A	126,835
Class C	75,695
Class I	100,663

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$1,243,308
Exempt Interest Dividends	26,352,135
Total	$27,595,443

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $515,273 and $448,168, respectively.

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Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	67,007	$806,738
Shares issued to shareholders in reinvestment of dividends and distributions	4,081	49,225
Shares redeemed	(10,773)	(129,678)

Net increase (decrease) in shares outstanding before conversion	60,315	726,285
Shares converted into Investor Class (See Note 1)	6,760	81,257
Shares converted from Investor Class (See Note 1)	(24,526)	(293,380)

Net increase (decrease)	42,549	$514,162

Year ended October 31, 2012:
Shares sold	168,686	$1,914,878
Shares issued to shareholders in reinvestment of dividends	5,590	63,654
Shares redeemed	(36,778)	(418,446)

Net increase (decrease) in shares outstanding before conversion	137,498	1,560,086
Shares converted into Investor Class (See Note 1)	9,396	108,509
Shares converted from Investor Class (See Note 1)	(80,732)	(926,709)

Net increase (decrease)	66,162	$741,886

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	8,971,274	$108,080,007
Shares issued to shareholders in reinvestment of dividends and distributions	680,279	8,214,823
Shares redeemed	(13,015,746)	(156,281,013)

Net increase (decrease) in shares outstanding before conversion	(3,364,193)	(39,986,183)
Shares converted into Class A (See Note 1)	24,485	293,380
Shares converted from Class A (See Note 1)	(6,749)	(81,257)

Net increase (decrease)	(3,346,457)	$(39,774,060)

Year ended October 31, 2012:
Shares sold	35,527,707	$402,633,010
Shares issued to shareholders in reinvestment of dividends	834,193	9,546,677
Shares redeemed	(9,522,150)	(108,475,009)

Net increase (decrease) in shares outstanding before conversion	26,839,750	303,704,678
Shares converted into Class A (See Note 1)	80,650	926,709
Shares converted from Class A (See Note 1)	(9,387)	(108,509)

Net increase (decrease)	26,911,013	$304,522,878

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	3,623,565	$43,561,622
Shares issued to shareholders in reinvestment of dividends and distributions	246,122	2,965,328
Shares redeemed	(1,885,368)	(22,662,987)

Net increase (decrease)	1,984,319	$23,863,963

Year ended October 31, 2012:
Shares sold	14,346,472	$162,599,673
Shares issued to shareholders in reinvestment of dividends	235,715	2,707,769
Shares redeemed	(970,105)	(11,178,175)

Net increase (decrease)	13,612,082	$154,129,267

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	13,391,558	$161,344,817
Shares issued to shareholders in reinvestment of dividends and distributions	486,932	5,881,771
Shares redeemed	(8,018,954)	(96,586,404)

Net increase (decrease)	5,859,536	$70,640,184

Year ended October 31, 2012:
Shares sold	27,054,577	$307,238,907
Shares issued to shareholders in reinvestment of dividends	414,765	4,798,187
Shares redeemed	(6,171,160)	(70,732,785)

Net increase (decrease)	21,298,182	$241,304,309

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board noted favorably the Fund’s strong investment performance as compared to its peers since the Fund’s inception.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the

Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The

46	MainStay High Yield Municipal Bond Fund

Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board considered and approved New York Life Investments’ proposal to modify the Fund’s contractual expense limitation arrangements to reduce the subsidization by New York Life Investments of the Fund’s expenses, noting that the Fund’s management fee and total expenses would be reasonable under the revised expense limitation arrangements. The Board also noted that New York Life Investments had agreed to add a new management fee breakpoint for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay High Yield Municipal Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30096 MS175-13	MSMHY10-06/13 NL0F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.62 14.94%	10.33 16.75%	2.78 3.95%	7.54 8.15%	1.43 1.43%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.74 15.07	10.59 17.03	3.01 4.19	7.67 8.28	1.17 1.17
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.51 14.51	14.86 15.86	3.17 3.17	7.34 7.34	2.18 2.18
Class I Shares	No Sales Charge		15.23	17.35	4.50	8.59	0.92
Class R1 Shares[4]	No Sales Charge		15.17	17.27	4.40	8.49	1.02
Class R2 Shares[4]	No Sales Charge		14.99	16.91	4.12	8.21	1.27
Class R3 Shares[4]	No Sales Charge		14.85	16.64	3.87	7.94	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	16.31%	21.80%	4.17%	8.42%
S&P 500® Index[6]	14.42	16.89	5.21	7.88
Average Lipper Large-Cap Value Fund[7]	15.25	18.41	3.52	7.51

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,149.40	$7.46	$1,017.90	$7.00

Class A Shares	$1,000.00	$1,150.70	$6.29	$1,018.90	$5.91

Class C Shares	$1,000.00	$1,145.10	$11.44	$1,014.10	$10.74

Class I Shares	$1,000.00	$1,152.30	$4.80	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,151.70	$5.28	$1,019.90	$4.96

Class R2 Shares	$1,000.00	$1,149.90	$6.82	$1,018.40	$6.41

Class R3 Shares	$1,000.00	$1,148.50	$8.15	$1,017.20	$7.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.18% for Class A, 2.15% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.28% for Class R2 and 1.53% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Pharmaceuticals	10.3%
Oil, Gas & Consumable Fuels	9.1
Media	6.5
Diversified Financial Services	5.4
Health Care Equipment & Supplies	4.8
Commercial Banks	4.7
Health Care Providers & Services	4.2
Industrial Conglomerates	4.2
Wireless Telecommunication Services	3.8
Insurance	3.5
Chemicals	3.4
Semiconductors & Semiconductor Equipment	3.2
Aerospace & Defense	2.8
Consumer Finance	2.8
Hotels, Restaurants & Leisure	2.7
Machinery	2.6

Communications Equipment	2.4%
Auto Components	2.3
Beverages	2.0
Diversified Telecommunication Services	2.0
Electric Utilities	2.0
Energy Equipment & Services	2.0
Software	2.0
Food & Staples Retailing	1.8
Multiline Retail	1.8
Automobiles	1.3
Containers & Packaging	1.2
Biotechnology	0.7
Short-Term Investment	4.2
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Pfizer, Inc.

2.	Exxon Mobil Corp.

3.	Johnson & Johnson

4.	General Electric Co.

5.	Vodafone Group PLC, Sponsored ADR
6.	Time Warner, Inc.

7.	Texas Instruments, Inc.

8.	Viacom, Inc. Class B

9.	Capital One Financial Corp.

10.	Honeywell International, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay ICAP Equity Fund returned 14.94% for Investor Class shares, 15.07% for Class A shares and 14.51% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 15.23%, Class R1 shares returned 15.17%, Class R2 shares returned 14.99% and Class R3 shares returned 14.85%. All share classes underperformed the 15.25% return of the average Lipper1 large-cap value fund and the 16.31% return of the Russell 1000® Value Index2 for the six months ended April 30, 2013. The Russell 1000® Value Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the consumer discretionary and health care sectors added to the Fund’s relative performance. Stock selection in the energy and financials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the information technology sector. An underweight position in the financials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, health care and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the consumer discretionary and health care sectors. An underweight position in the utilities sector added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were financials, materials and energy. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media company Time Warner, semiconductor manufacturer Texas Instruments and diversified pharmaceutical company Pfizer. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company reported strong operational performance and provided expectations of growth in affiliate-fee revenue. Texas Instruments’ stock advanced as the company continued to exit unattractive businesses and reduce expenditures to increase operating margins. Pfizer showed strong performance during the reporting period, as investors approved of the company’s plan to divest its nutritionals and animal health businesses. All three companies returned cash to shareholders through dividends and stock buybacks. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included gold miner Barrick Gold, natural gas producer Encana and software maker Microsoft. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Encana suffered as continued low natural gas prices and increased capital expenditures weighed on the company’s results. Microsoft underperformed the Russell 1000® Value Index, as the success of Windows 8 took longer than expected for the marketplace to assess because of limited hardware availability. We eliminated the Fund’s positions in Barrick Gold and Microsoft by the end of the reporting period. Encana remained in the Fund at the end of the reporting period because we believed that the stock was attractively valued and had strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in regional bank PNC Financial because we believed that the company’s new management would improve the bank’s organic growth and strengthen cost efficiencies. We also added a position in integrated electric utility company Exelon. We anticipate that electric power prices will recover, driven by rising natural gas prices and tighter power markets.

In addition to the sales already mentioned, we sold the Fund’s holdings in integrated oil and gas producer Occidental Petroleum in favor of other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis. We sold the Fund’s position in asset manager BlackRock when the stock approached our target price and, in our view, showed limited upside potential.

1.	See footnote on page 6 for more information on Lipper Inc.

2.	See footnote on page 6 for more information on the Russell 1000® Value Index.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the utilities and consumer staples sectors. Even with the increased exposure, however, the Fund remained underweight in both sectors relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in information technology and financials. In information technology, the Fund reduced its overweight position relative to the Index. In financials, the Fund moved from an underweight position to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the health care and consumer discretionary sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 95.5%†
Aerospace & Defense 2.8%
♦Honeywell International, Inc.	377,975	$27,796,282

Auto Components 2.3%
Johnson Controls, Inc.	663,421	23,226,369

Automobiles 1.3%
Ford Motor Co.	909,000	12,462,390

Beverages 2.0%
Coca-Cola Co. (The)	464,062	19,643,744

Biotechnology 0.7%
Gilead Sciences, Inc. (a)	135,900	6,881,976

Chemicals 3.4%
Monsanto Co.	217,519	23,235,380
Mosaic Co. (The)	170,600	10,507,254

		33,742,634

Commercial Banks 4.7%
BB&T Corp.	545,565	16,787,035
PNC Financial Services Group, Inc.	325,350	22,084,758
Wells Fargo & Co.	207,556	7,882,977

		46,754,770

Communications Equipment 2.4%
Cisco Systems, Inc.	1,139,750	23,843,570

Consumer Finance 2.8%
♦Capital One Financial Corp.	483,600	27,942,408

Containers & Packaging 1.2%
Owens-Illinois, Inc. (a)	464,791	12,214,707

Diversified Financial Services 5.4%
Citigroup, Inc.	587,550	27,415,083
JPMorgan Chase & Co.	530,550	26,002,256

		53,417,339

Diversified Telecommunication Services 2.0%
BCE, Inc.	429,999	20,149,753

Electric Utilities 2.0%
Exelon Corp.	529,700	19,869,047

	Shares	Value

Energy Equipment & Services 2.0%
Halliburton Co.	474,350	$20,287,950

Food & Staples Retailing 1.8%
CVS Caremark Corp.	314,150	18,277,247

Health Care Equipment & Supplies 4.8%
Baxter International, Inc.	375,400	26,229,198
Covidien PLC	341,006	21,769,823

		47,999,021

Health Care Providers & Services 4.2%
McKesson Corp.	186,550	19,740,721
UnitedHealth Group, Inc.	372,100	22,299,953

		42,040,674

Hotels, Restaurants & Leisure 2.7%
McDonald’s Corp.	260,800	26,638,112

Industrial Conglomerates 4.2%
♦General Electric Co.	1,881,750	41,944,208

Insurance 3.5%
ACE, Ltd.	273,491	24,378,987
MetLife, Inc.	257,826	10,052,636

		34,431,623

Machinery 2.6%
Cummins, Inc.	95,500	10,160,245
Stanley Black & Decker, Inc.	214,050	16,013,081

		26,173,326

Media 6.5%
♦Time Warner, Inc.	565,142	33,784,189
♦Viacom, Inc. Class B	485,234	31,050,123

		64,834,312

Multiline Retail 1.8%
Dollar General Corp. (a)	341,700	17,799,153

Oil, Gas & Consumable Fuels 9.1%
Encana Corp.	692,700	12,780,315
♦Exxon Mobil Corp.	485,750	43,226,892
Marathon Oil Corp.	590,600	19,294,902
Southwestern Energy Co. (a)	418,050	15,643,431

		90,945,540

Pharmaceuticals 10.3%
♦Johnson & Johnson	497,050	42,363,572
Novartis A.G., ADR	209,500	15,452,720
♦Pfizer, Inc.	1,522,620	44,262,563

		102,078,855

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.2%
♦Texas Instruments, Inc.	892,338	$32,311,559

Software 2.0%
Adobe Systems, Inc. (a)	448,550	20,220,634

Wireless Telecommunication Services 3.8%
♦Vodafone Group PLC, Sponsored ADR	1,235,626	37,797,799

Total Common Stocks (Cost $715,424,598)		951,725,002

	Principal Amount	Value

Short-Term Investment 4.2%
Repurchase Agreement 4.2%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $41,714,243 (Collateralized by a Federal National Motgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $42,055,000 and a Market Value of $42,553,352)	$41,714,231	$41,714,231

Total Short-Term Investment (Cost $41,714,231)		41,714,231

Total Investments (Cost $757,138,829) (b)	99.7%	993,439,233
Other Assets, Less Liabilities	0.3	2,605,061
Net Assets	100.0%	$996,044,294

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $770,561,591 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$237,605,257
Gross unrealized depreciation	(14,727,615)

Net unrealized appreciation	$222,877,642

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$951,725,002	$—	$—	$951,725,002
Short-Term Investment
Repurchase Agreement	—	41,714,231	—	41,714,231

Total Investments in Securities	$951,725,002	$41,714,231	$—	$993,439,233

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $757,138,829)	$993,439,233
Receivables:
Investment securities sold	3,799,226
Fund shares sold	1,383,302
Dividends and interest	730,555
Other assets	49,705

Total assets	999,402,021

Liabilities
Payables:
Investment securities purchased	1,759,334
Fund shares redeemed	655,888
Manager (See Note 3)	643,756
Transfer agent (See Note 3)	143,320
Shareholder communication	77,624
Professional fees	36,675
NYLIFE Distributors (See Note 3)	23,460
Custodian	2,542
Trustees	2,382
Accrued expenses	12,746

Total liabilities	3,357,727

Net assets	$996,044,294

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,083
Additional paid-in capital	868,899,152

868,921,235
Undistributed net investment income	216,018
Accumulated net realized gain (loss) on investments and foreign currency transactions	(109,393,363)
Net unrealized appreciation (depreciation) on investments	236,300,404

Net assets	$996,044,294

Investor Class
Net assets applicable to outstanding shares	$13,091,582

Shares of beneficial interest outstanding	291,080

Net asset value per share outstanding	$44.98
Maximum sales charge (5.50% of offering price)	2.62

Maximum offering price per share outstanding	$47.60

Class A
Net assets applicable to outstanding shares	$38,758,639

Shares of beneficial interest outstanding	860,432

Net asset value per share outstanding	$45.05
Maximum sales charge (5.50% of offering price)	2.62

Maximum offering price per share outstanding	$47.67

Class C
Net assets applicable to outstanding shares	$9,797,508

Shares of beneficial interest outstanding	219,967

Net asset value and offering price per share outstanding	$44.54

Class I
Net assets applicable to outstanding shares	$906,351,622

Shares of beneficial interest outstanding	20,088,737

Net asset value and offering price per share outstanding	$45.12

Class R1
Net assets applicable to outstanding shares	$6,644,611

Shares of beneficial interest outstanding	147,209

Net asset value and offering price per share outstanding	$45.14

Class R2
Net assets applicable to outstanding shares	$18,198,853

Shares of beneficial interest outstanding	404,033

Net asset value and offering price per share outstanding	$45.04

Class R3
Net assets applicable to outstanding shares	$3,201,479

Shares of beneficial interest outstanding	71,228

Net asset value and offering price per share outstanding	$44.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,910,771
Interest	1,284

Total income	10,912,055

Expenses
Manager (See Note 3)	3,626,224
Transfer agent (See Note 3)	419,707
Distribution/Service—Investor Class (See Note 3)	15,624
Distribution/Service—Class A (See Note 3)	41,767
Distribution/Service—Class C (See Note 3)	44,546
Distribution/Service—Class R2 (See Note 3)	17,144
Distribution/Service—Class R3 (See Note 3)	7,230
Shareholder communication	49,210
Registration	44,535
Professional fees	36,274
Shareholder service (See Note 3)	11,257
Trustees	10,598
Custodian	7,008
Miscellaneous	24,004

Total expenses before waiver/reimbursement	4,355,128
Expense waiver/reimbursement from Manager (See Note 3)	(105,025)

Net expenses	4,250,103

Net investment income (loss)	6,661,952

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	45,633,546
Foreign currency transactions	726

Net realized gain (loss) on investments and foreign currency transactions	45,634,272

Net change in unrealized appreciation (depreciation) on investments	77,282,911

Net realized and unrealized gain (loss) on investments and foreign currency transactions	122,917,183

Net increase (decrease) in net assets resulting from operations	$129,579,135

(a)	Dividends recorded net of foreign withholding taxes in the amount of $269,813.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,661,952	$15,574,565
Net realized gain (loss) on investments and foreign currency transactions	45,634,272	44,752,926
Net change in unrealized appreciation (depreciation) on investments	77,282,911	60,045,827

Net increase (decrease) in net assets resulting from operations	129,579,135	120,373,318

Dividends to shareholders:
From net investment income:
Investor Class	(65,450)	(144,668)
Class A	(211,383)	(430,657)
Class C	(14,223)	(58,590)
Class I	(6,371,395)	(14,782,823)
Class R1	(43,697)	(72,230)
Class R2	(77,082)	(125,932)
Class R3	(14,132)	(34,666)

Total dividends to shareholders	(6,797,362)	(15,649,566)

Capital share transactions:
Net proceeds from sale of shares	137,023,889	336,499,969
Net asset value of shares issued to shareholders in reinvestment of dividends	6,609,289	15,241,083
Cost of shares redeemed	(150,632,423)	(362,347,043)

Increase (decrease) in net assets derived from capital share transactions	(6,999,245)	(10,605,991)

Net increase (decrease) in net assets	115,782,528	94,117,761

Net Assets
Beginning of period	880,261,766	786,144,005

End of period	$996,044,294	$880,261,766

Undistributed net investment income at end of period	$216,018	$351,428

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				April 29, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$39.34		$35.05	$33.81	$29.89	$26.95	$39.51

Net investment income (loss)	0.21	(a)	0.46 (a)	0.37 (a)	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	5.65		4.30	1.22	3.95	3.15	(12.55)

Total from investment operations	5.86		4.76	1.59	4.17	3.47	(12.28)

Less dividends:
From net investment income	(0.22)		(0.47)	(0.35)	(0.25)	(0.53)	(0.28)

Net asset value at end of period	$44.98		$39.34	$35.05	$33.81	$29.89	$26.95

Total investment return (b)	14.94	%(c)	13.61%	4.67%	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	1.22%	1.01%	0.69%	1.24%	1.54	% ††
Net expenses	1.40	%††	1.43%	1.46%	1.56%	1.29%	1.19	% ††
Expenses (before waiver/reimbursement)	1.40	%††	1.43%	1.46%	1.56%	1.69%	1.61	% ††
Portfolio turnover rate	33%		75%	74%	64%	93%	106%
Net assets at end of period (in 000’s)	$13,092		$11,979	$11,633	$12,036	$11,465	$10,798

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$39.41		$35.07	$33.84	$29.89	$26.93	$41.53		$45.01

Net investment income (loss)	0.25	(a)	0.55 (a)	0.49 (a)	0.34 (a)	0.35 (a)	0.42		0.66
Net realized and unrealized gain (loss) on investments	5.66		4.34	1.19	3.96	3.15	(14.59)		1.88

Total from investment operations	5.91		4.89	1.68	4.30	3.50	(14.17)		2.54

Less dividends and distributions:
From net investment income	(0.27)		(0.55)	(0.45)	(0.35)	(0.54)	(0.43)		(0.61)
From net realized gain on investments	—		—	—	—	—	—		(5.41)

Total dividends and distributions	(0.27)		(0.55)	(0.45)	(0.35)	(0.54)	(0.43)		(6.02)

Net asset value at end of period	$45.05		$39.41	$35.07	$33.84	$29.89	$26.93		$41.53

Total investment return (b)	15.07	%(c)	13.93%	4.94%	14.44%	13.46%	(34.38	%)(c)	5.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%††	1.46%	1.34%	1.08%	1.35%	1.38	% ††	1.22%
Net expenses	1.18	%††	1.17%	1.18%	1.18%	1.18%	1.18	% ††	1.18%
Expenses (before waiver/reimbursement)	1.18	%††	1.17%	1.18%	1.18%	1.26%	1.35	% ††	1.36%
Portfolio turnover rate	33%		75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$38,759		$29,809	$28,388	$24,138	$25,257	$21,826		$51,349

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009	2008		2007
Net asset value at beginning of period	$38.97		$34.78	$33.59	$29.78		$26.86	$41.43		$44.96

Net investment income (loss)	0.05	(a)	0.17 (a)	0.09 (a)	(0.02	) (a)	0.13 (a)	0.19		0.34
Net realized and unrealized gain (loss) on investments	5.59		4.28	1.21	3.93		3.13	(14.55)		1.85

Total from investment operations	5.64		4.45	1.30	3.91		3.26	(14.36)		2.19

Less dividends and distributions:
From net investment income	(0.07)		(0.26)	(0.11)	(0.10)		(0.34)	(0.21)		(0.31)
From net realized gain on investments	—		—	—	—		—	—		(5.41)

Total dividends and distributions	(0.07)		(0.26)	(0.11)	(0.10)		(0.34)	(0.21)		(5.72)

Net asset value at end of period	$44.54		$38.97	$34.78	$33.59		$29.78	$26.86		$41.43

Total investment return (b)	14.51	%(c)	12.77%	3.86%	13.15%		12.51%	(34.82	%)(c)	4.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	0.44%	0.26%	(0.07%)		0.52%	0.65	% ††	0.49%
Net expenses	2.15	%††	2.18%	2.21%	2.31%		2.04%	1.94	% ††	1.93%
Expenses (before waiver/reimbursement)	2.15	%††	2.18%	2.21%	2.31%		2.44%	2.30	% ††	2.11%
Portfolio turnover rate	33%		75%	74%	64%		93%	106%		71%
Net assets at end of period (in 000’s)	$9,798		$8,620	$7,872	$6,825		$5,206	$4,996		$8,606

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$39.47		$35.12	$33.89	$29.93	$26.97	$41.57		$45.03

Net investment income (loss)	0.32	(a)	0.65 (a)	0.57 (a)	0.43 (a)	0.45 (a)	0.54		0.77
Net realized and unrealized gain (loss) on investments	5.65		4.34	1.22	3.96	3.14	(14.62)		1.94

Total from investment operations	5.97		4.99	1.79	4.39	3.59	(14.08)		2.71

Less dividends and distributions:
From net investment income	(0.32)		(0.64)	(0.56)	(0.43)	(0.63)	(0.52)		(0.76)
From net realized gain on investments	—		—	—	—	—	—		(5.41)

Total dividends and distributions	(0.32)		(0.64)	(0.56)	(0.43)	(0.63)	(0.52)		(6.17)

Net asset value at end of period	$45.12		$39.47	$35.12	$33.89	$29.93	$26.97		$41.57

Total investment return (b)	15.23	%(c)	14.23%	5.23%	14.76%	13.86%	(34.18	%)(c)	6.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.72%	1.57%	1.35%	1.76%	1.79	% ††	1.63%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.83%	0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	0.93	%††	0.92%	0.93%	0.93%	1.02%	0.96	% ††	0.92%
Portfolio turnover rate	33%		75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$906,352		$809,605	$725,422	$801,517	$705,425	$732,479		$1,041,210

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$39.49		$35.14	$33.91	$29.94	$26.98	$41.59		$45.00

Net investment income (loss)	0.29	(a)	0.63 (a)	0.53 (a)	0.40 (a)	0.39 (a)	0.52		0.77
Net realized and unrealized gain (loss) on investments	5.67		4.33	1.22	3.97	3.18	(14.64)		1.94

Total from investment operations	5.96		4.96	1.75	4.37	3.57	(14.12)		2.71

Less dividends and distributions:
From net investment income	(0.31)		(0.61)	(0.52)	(0.40)	(0.61)	(0.49)		(0.71)
From net realized gain on investments	—		—	—	—	—	—		(5.41)

Total dividends and distributions	(0.31)		(0.61)	(0.52)	(0.40)	(0.61)	(0.49)		(6.12)

Net asset value at end of period	$45.14		$39.49	$35.14	$33.91	$29.94	$26.98		$41.59

Total investment return (b)	15.17	%(c)	14.13%	5.14%	14.67%	13.73%	(34.24	%)(c)	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	%††	1.65%	1.47%	1.24%	1.49%	1.66	% ††	1.72%
Net expenses	0.99	%††	0.99%	0.99%	1.01%	0.94%	0.90	% ††	0.90%
Expenses (before reimbursement/waiver)	1.03	%††	1.02%	1.03%	1.03%	1.11%	1.06	% ††	1.02%
Portfolio turnover rate	33%		75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$6,645		$4,658	$3,869	$3,351	$2,268	$1,370		$1,097

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$39.40		$35.08	$33.85	$29.90	$26.94	$41.54		$45.02

Net investment income (loss)	0.23	(a)	0.47 (a)	0.44 (a)	0.30 (a)	0.33 (a)	0.44		0.63
Net realized and unrealized gain (loss) on investments	5.66		4.37	1.21	3.97	3.17	(14.62)		1.92

Total from investment operations	5.89		4.84	1.65	4.27	3.50	(14.18)		2.55

Less dividends and distributions:
From net investment income	(0.25)		(0.52)	(0.42)	(0.32)	(0.54)	(0.42)		(0.62)
From net realized gain on investments	—		—	—	—	—	—		(5.41)

Total dividends and distributions	(0.25)		(0.52)	(0.42)	(0.32)	(0.54)	(0.42)		(6.03)

Net asset value at end of period	$45.04		$39.40	$35.08	$33.85	$29.90	$26.94		$41.54

Total investment return (b)	14.99	%(c)	13.82%	4.84%	14.36%	13.47%	(34.38	%)(c)	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%††	1.24%	1.22%	0.93%	1.27%	1.43	% ††	1.29%
Net expenses	1.28	%††	1.27%	1.28%	1.28%	1.19%	1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.28	%††	1.27%	1.28%	1.28%	1.36%	1.31	% ††	1.27%
Portfolio turnover rate	33%		75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$18,199		$12,618	$6,096	$4,313	$2,050	$781		$1,156

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$39.32		$35.04	$33.81	$29.89	$26.93	$41.52		$45.00

Net investment income (loss)	0.19	(a)	0.43 (a)	0.33 (a)	0.22 (a)	0.23 (a)	0.38		0.57
Net realized and unrealized gain (loss) on investments	5.63		4.30	1.23	3.97	3.21	(14.61)		1.86

Total from investment operations	5.82		4.73	1.56	4.19	3.44	(14.23)		2.43

Less dividends and distributions:
From net investment income	(0.19)		(0.45)	(0.33)	(0.27)	(0.48)	(0.36)		(0.50)
From net realized gain on investments	—		—	—	—	—	—		(5.41)

Total dividends and distributions	(0.19)		(0.45)	(0.33)	(0.27)	(0.48)	(0.36)		(5.91)

Net asset value at end of period	$44.95		$39.32	$35.04	$33.81	$29.89	$26.93		$41.52

Total investment return (b)	14.85	%(c)	13.52%	4.59%	14.07%	13.22%	(34.51	%)(c)	5.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	%††	1.15%	0.92%	0.70%	0.88%	1.16	% ††	0.98%
Net expenses	1.53	%††	1.52%	1.53%	1.53%	1.45%	1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.53	%††	1.52%	1.53%	1.53%	1.60%	1.57	% ††	1.52%
Portfolio turnover rate	33%		75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$3,201		$2,972	$2,864	$2,257	$365	$72		$67

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	9.14%	10.61%	3.07%	8.96%	1.43%
		Excluding sales charges	15.49	17.05	4.24	9.58	1.43
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	9.26	10.88	3.31	9.09	1.25
		Excluding sales charges	15.62	17.33	4.49	9.71	1.25
Class B Shares[5]	Maximum 5% CDSC	With sales charges	10.06	11.17	3.12	8.76	2.18
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.06	16.17	3.47	8.76	2.18
Class C Shares[4]	Maximum 1% CDSC	With sales charges	14.06	15.21	3.47	8.77	2.18
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.06	16.21	3.47	8.77	2.18
Class I Shares	No Sales Charge		15.78	17.68	4.77	10.01	1.00
Class R1 Shares[4]	No Sales Charge		15.72	17.56	4.63	9.88	1.10
Class R2 Shares[4]	No Sales Charge		15.58	17.25	4.36	9.60	1.35
Class R3 Shares[4]	No Sales Charge		15.38	16.85	4.09	9.32	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	23

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[6]	16.31%	21.80%	4.17%	8.42%
S&P 500® Index[7]	14.42	16.89	5.21	7.88
Average Lipper Large-Cap Value Fund[8]	15.25	18.41	3.52	7.51

6.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

24	MainStay ICAP Select Equity Fund

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,154.90	$7.53	$1,017.80	$7.05

Class A Shares	$1,000.00	$1,156.20	$6.31	$1,018.90	$5.91

Class B Shares	$1,000.00	$1,150.60	$11.52	$1,014.10	$10.79

Class C Shares	$1,000.00	$1,150.60	$11.52	$1,014.10	$10.79

Class I Shares	$1,000.00	$1,157.80	$4.82	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,157.20	$5.35	$1,019.80	$5.01

Class R2 Shares	$1,000.00	$1,155.80	$6.68	$1,018.60	$6.26

Class R3 Shares	$1,000.00	$1,153.80	$8.49	$1,016.90	$7.95

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.41% for Investor Class, 1.18% for Class A, 2.16% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2 and 1.59% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	25

Industry Composition as of April 30, 2013 (Unaudited)

Pharmaceuticals	11.8%
Oil, Gas & Consumable Fuels	10.6
Media	8.6
Health Care Equipment & Supplies	6.5
Diversified Financial Services	6.1
Industrial Conglomerates	5.1
Wireless Telecommunication Services	4.5
Commercial Banks	4.4
Chemicals	4.1
Semiconductors & Semiconductor Equipment	4.0
Hotels, Restaurants & Leisure	3.5
Aerospace & Defense	3.3

Auto Components	3.2%
Consumer Finance	3.2
Food & Staples Retailing	3.1
Communications Equipment	3.0
Electric Utilities	2.5
Software	2.4
Beverages	2.3
Energy Equipment & Services	2.2
Health Care Providers & Services	2.2
Short-Term Investment	3.1
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Johnson & Johnson
3.	General Electric Co.
4.	Exxon Mobil Corp.
5.	Time Warner, Inc.
6.	Vodafone Group PLC, Sponsored ADR
7.	Texas Instruments, Inc.
8.	Viacom, Inc. Class B
9.	Baxter International, Inc.
10.	McDonald’s Corp.

26	MainStay ICAP Select Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 15.49% for Investor Class shares, 15.62% for Class A shares and 15.06% for Class B and Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 15.78%, Class R1 shares returned 15.72%, Class R2 shares returned 15.58% and Class R3 shares returned 15.38%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 15.25% return of the average Lipper1 large-cap value fund for the six months ended April 30, 2013. All share classes underperformed the 16.31% return of the Russell 1000® Value Index2 for the same period. The Russell 1000® Value Index is the Fund’s broad-based securities-market index. See page 23 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the consumer discretionary and health care sectors added to the Fund’s relative performance. Stock selection in the materials and information technology sectors, however, detracted from performance relative to the Index. The Fund benefited by being overweight relative to the Russell 1000® Value Index in the information technology sector. An underweight position in the financials sector detracted from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, health care and information technology. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for consumer discretionary and health care. An overweight position in the information technology sector added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were materials, financials and energy. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media company Time Warner, semiconductor manufacturer Texas Instruments and diversified pharmaceutical company Pfizer. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company reported strong operational performance and provided expectations of growth in affiliate-fee revenue. Texas Instruments’ stock advanced as the company continued to exit unattractive businesses and reduce expenditures to increase operating margins. Pfizer showed strong performance during the reporting period, as investors approved of the company’s plan to divest its nutritionals and animal health businesses. All three companies returned cash to shareholders through dividends and stock buybacks. All three positions remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance included gold miner Barrick Gold, natural gas producer Encana and software maker Microsoft. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Encana suffered as continued low natural gas prices and increased capital expenditures weighed on the company’s results. Microsoft underperformed the Russell 1000® Value Index, as the success of Windows 8 took longer than expected for the marketplace to assess because of limited hardware availability. We eliminated the Fund’s positions in Barrick Gold and Microsoft by the end of the reporting period. Encana remained in the Fund at the end of the reporting period because we believed that the stock was attractively valued and had strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a Fund position in global restaurant company McDonald’s. In our view, McDonald’s reimaging initiative and emphasis on value could benefit the stock by improving the company’s competitive position. We also added a Fund position in pharmacy retailer CVS Caremark. In our view, the firm is well-positioned to return significant levels of cash to shareholders via share buybacks and dividends.

1.	See footnote on page 24 for more information on Lipper Inc.
2.	See footnote on page 24 for more information on the Russell 1000® Value Index.

mainstayinvestments.com	27

In addition to the sales already mentioned, we sold the Fund’s positions in integrated oil and gas producer Occidental Petroleum and in diversified global health care firm Novartis. Each was sold for other positions that we believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the Russell 1000® Value Index in the consumer staples and utilities sectors. In both sectors, the Fund maintained underweight positions relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in the information technology and financials sectors. In information technology, the Fund remained overweight relative to the Index. In financials, the Fund moved from an underweight position to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the health care and consumer discretionary sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay ICAP Select Equity Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 96.6%†
Aerospace & Defense 3.3%
Honeywell International, Inc.	2,029,124	$149,221,779

Auto Components 3.2%
Johnson Controls, Inc.	4,180,225	146,349,677

Beverages 2.3%
Coca-Cola Co. (The)	2,498,200	105,748,806

Chemicals 4.1%
Monsanto Co.	1,100,653	117,571,753
Mosaic Co. (The)	1,107,250	68,195,528

		185,767,281

Commercial Banks 4.4%
BB&T Corp.	2,508,258	77,179,099
PNC Financial Services Group, Inc.	1,798,500	122,082,180

		199,261,279

Communications Equipment 3.0%
Cisco Systems, Inc.	6,455,387	135,046,696

Consumer Finance 3.2%
Capital One Financial Corp.	2,474,572	142,980,770

Diversified Financial Services 6.1%
Citigroup, Inc.	3,032,657	141,503,775
JPMorgan Chase & Co.	2,691,184	131,894,928

		273,398,703

Electric Utilities 2.5%
Exelon Corp.	2,972,500	111,498,475

Energy Equipment & Services 2.2%
Halliburton Co.	2,342,600	100,193,002

Food & Staples Retailing 3.1%
CVS Caremark Corp.	2,374,700	138,160,046

Health Care Equipment & Supplies 6.5%
♦Baxter International, Inc.	2,348,600	164,096,682
Covidien PLC	2,050,077	130,876,916

		294,973,598

Health Care Providers & Services 2.2%
McKesson Corp.	949,350	100,460,217

Hotels, Restaurants & Leisure 3.5%
♦McDonald’s Corp.	1,545,200	157,826,728

	Shares	Value

Industrial Conglomerates 5.1%
♦General Electric Co.	10,405,165	$231,931,128

Media 8.6%
♦Time Warner, Inc.	3,605,659	215,546,295
♦Viacom, Inc. Class B	2,687,944	172,001,537

		387,547,832

Oil, Gas & Consumable Fuels 10.6%
Encana Corp.	3,578,050	66,015,022
♦Exxon Mobil Corp.	2,428,114	216,077,865
Marathon Oil Corp.	3,456,600	112,927,122
Southwestern Energy Co. (a)	2,205,066	82,513,570

		477,533,579

Pharmaceuticals 11.8%
♦Johnson & Johnson	2,770,950	236,168,069
♦Pfizer, Inc.	10,206,503	296,703,042

		532,871,111

Semiconductors & Semiconductor Equipment 4.0%
♦Texas Instruments, Inc.	4,923,450	178,278,124

Software 2.4%
Adobe Systems, Inc. (a)	2,391,150	107,793,042

Wireless Telecommunication Services 4.5%
♦Vodafone Group PLC, Sponsored ADR	6,696,901	204,858,202

Total Common Stocks (Cost $3,329,702,029)		4,361,700,075

	Principal Amount

Short-Term Investment 3.1%
Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $139,972,110 (Collateralized by Federal National Mortgage Association securities with rates between 2.08% and 2.17% and maturity dates between 11/2/22 and 11/7/22, with a Principal Amount of $141,250,000 and a Market Value of $142,774,462)	$139,972,071	$139,972,071

Total Short-Term Investment (Cost $139,972,071)		139,972,071

Total Investments (Cost $3,469,674,100) (b)	99.7%	4,501,672,146
Other Assets, Less Liabilities	0.3	15,288,771
Net Assets	100.0%	$4,516,960,917

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $3,510,714,502 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,040,172,167
Gross unrealized depreciation	(49,214,523)

Net unrealized appreciation	$990,957,644

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,361,700,075	$—	$—	$4,361,700,075
Short-Term Investment
Repurchase Agreement	—	139,972,071	—	139,972,071

Total Investments in Securities	$4,361,700,075	$139,972,071	$—	$4,501,672,146

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,469,674,100)	$4,501,672,146
Receivables:
Investment securities sold	18,946,421
Fund shares sold	11,364,572
Dividends and interest	3,560,236
Other assets	112,176

Total assets	4,535,655,551

Liabilities
Payables:
Investment securities purchased	8,785,297
Fund shares redeemed	5,330,493
Manager (See Note 3)	2,662,466
Transfer agent (See Note 3)	1,069,567
Shareholder communication	378,368
NYLIFE Distributors (See Note 3)	325,957
Professional fees	92,490
Trustees	8,562
Custodian	4,103
Accrued expenses	37,331

Total liabilities	18,694,634

Net assets	$4,516,960,917

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$104,959
Additional paid-in capital	3,836,289,981

3,836,394,940
Undistributed net investment income	1,428,969
Accumulated net realized gain (loss) on investments	(352,861,038)
Net unrealized appreciation (depreciation) on investments	1,031,998,046

Net assets	$4,516,960,917

Investor Class
Net assets applicable to outstanding shares	$190,505,084

Shares of beneficial interest outstanding	4,431,525

Net asset value per share outstanding	$42.99
Maximum sales charge (5.50% of offering price)	2.50

Maximum offering price per share outstanding	$45.49

Class A
Net assets applicable to outstanding shares	$722,929,333

Shares of beneficial interest outstanding	16,815,269

Net asset value per share outstanding	$42.99
Maximum sales charge (5.50% of offering price)	2.50

Maximum offering price per share outstanding	$45.49

Class B
Net assets applicable to outstanding shares	$52,889,026

Shares of beneficial interest outstanding	1,240,578

Net asset value and offering price per share outstanding	$42.63

Class C
Net assets applicable to outstanding shares	$103,231,669

Shares of beneficial interest outstanding	2,421,817

Net asset value and offering price per share outstanding	$42.63

Class I
Net assets applicable to outstanding shares	$3,373,476,060

Shares of beneficial interest outstanding	78,331,376

Net asset value and offering price per share outstanding	$43.07

Class R1
Net assets applicable to outstanding shares	$29,731,210

Shares of beneficial interest outstanding	690,162

Net asset value and offering price per share outstanding	$43.08

Class R2
Net assets applicable to outstanding shares	$27,412,629

Shares of beneficial interest outstanding	637,631

Net asset value and offering price per share outstanding	$42.99

Class R3
Net assets applicable to outstanding shares	$16,785,906

Shares of beneficial interest outstanding	390,986

Net asset value and offering price per share outstanding	$42.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$49,098,202
Interest	6,009

Total income	49,104,211

Expenses
Manager (See Note 3)	16,421,634
Transfer agent (See Note 3)	3,365,636
Distribution/Service—Investor Class (See Note 3)	231,057
Distribution/Service—Class A (See Note 3)	816,343
Distribution/Service—Class B (See Note 3)	262,441
Distribution/Service—Class C (See Note 3)	491,033
Distribution/Service—Class R2 (See Note 3)	29,927
Distribution/Service—Class R3 (See Note 3)	38,216
Shareholder communication	423,538
Professional fees	87,186
Registration	79,945
Trustees	46,381
Shareholder service (See Note 3)	33,715
Custodian	13,861
Miscellaneous	88,966

Total expenses before waiver/reimbursement	22,429,879
Expense waiver/reimbursement from Manager (See Note 3)	(1,519,872)

Net expenses	20,910,007

Net investment income (loss)	28,194,204

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	171,268,788
Net change in unrealized appreciation (depreciation) on investments	398,586,589

Net realized and unrealized gain (loss) on investments	569,855,377

Net increase (decrease) in net assets resulting from operations	$598,049,581

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,001,969.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,194,204	$63,278,296
Net realized gain (loss) on investments (a)	171,268,788	112,152,473
Net change in unrealized appreciation (depreciation) on investments	398,586,589	318,030,099

Net increase (decrease) in net assets resulting from operations	598,049,581	493,460,868

Dividends to shareholders:
From net investment income:
Investor Class	(912,238)	(2,358,389)
Class A	(3,992,693)	(9,073,352)
Class B	(69,883)	(365,035)
Class C	(125,707)	(579,430)
Class I	(22,731,847)	(50,860,316)
Class R1	(196,594)	(404,819)
Class R2	(137,310)	(319,966)
Class R3	(63,325)	(161,532)

Total dividends to shareholders	(28,229,597)	(64,122,839)

Capital share transactions:
Net proceeds from sale of shares	630,591,533	1,009,701,685
Net asset value of shares issued to shareholders in reinvestment of dividends	25,563,996	57,322,080
Cost of shares redeemed (b)	(597,375,817)	(1,249,569,081)

Increase (decrease) in net assets derived from capital share transactions	58,779,712	(182,545,316)

Net increase (decrease) in net assets	628,599,696	246,792,713

Net Assets
Beginning of period	3,888,361,221	3,641,568,508

End of period	$4,516,960,917	$3,888,361,221

Undistributed net investment income at end of period	$1,428,969	$1,464,362

(a)	Includes realized gains of $1,170,138 due to in-kind redemptions during the year ended October 31, 2012. (See Note 9)

(b)	Includes in-kind redemptions in the amount of $36,596,388 during the year ended October 31, 2012. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				April 29, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$37.41		$33.41	$33.06	$28.68	$25.62	$36.87

Net investment income (loss)	0.20	(a)	0.46 (a)	0.38	0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	5.58		4.01	0.32	4.38	3.10	(11.25)

Total from investment operations	5.78		4.47	0.70	4.60	3.35	(11.00)

Less dividends
From net investment income	(0.20)		(0.47)	(0.35)	(0.22)	(0.29)	(0.25)

Net asset value at end of period	$42.99		$37.41	$33.41	$33.06	$28.68	$25.62

Total investment return (b)	15.49	%(c)	13.46%	2.08%	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	%††	1.28%	1.08%	0.71%	0.99%	1.49	% ††
Net expenses	1.41	%††	1.43%	1.43%	1.47%	1.30%	1.15	% ††
Expenses (before waiver/reimbursement)	1.41	%††	1.43%	1.43%	1.51%	1.45%	1.31	% ††
Portfolio turnover rate	37%		64%	71%	55%	101%	117%
Net assets at end of period (in 000’s)	$190,505		$177,880	$181,060	$185,828	$9,808	$7,601

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$37.41		$33.42	$33.07	$28.69	$25.62	$38.79		$41.60

Net investment income (loss)	0.24	(a)	0.54 (a)	0.46	0.31 (a)	0.32	0.42	(a)	0.48 (a)
Net realized and unrealized gain (loss) on investments	5.58		4.01	0.33	4.38	3.09	(13.18)		2.23

Total from investment operations	5.82		4.55	0.79	4.69	3.41	(12.76)		2.71

Less dividends and distributions:
From net investment income	(0.24)		(0.56)	(0.44)	(0.31)	(0.34)	(0.41)		(0.51)
From net realized gain on investments	—		—	—	—	—	—		(5.01)

Total dividends and distributions	(0.24)		(0.56)	(0.44)	(0.31)	(0.34)	(0.41)		(5.52)

Net asset value at end of period	$42.99		$37.41	$33.42	$33.07	$28.69	$25.62		$38.79

Total investment return (b)	15.62	%(c)	13.71%	2.35%	16.46%	13.58%	(33.14	%)(c)	6.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	1.50%	1.33%	1.01%	1.21%	1.47	% ††	1.09%
Net expenses	1.18	%††	1.18%	1.18%	1.18%	1.09%	1.10	% ††	1.15%
Expenses (before waiver/reimbursement)	1.24	%††	1.25%	1.21%	1.23%	1.28%	1.24	% ††	1.26%
Portfolio turnover rate	37%		64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$722,929		$606,575	$542,404	$478,386	$190,956	$142,130		$161,070

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,		November 13, 2009** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$37.10		$33.15	$32.84	$29.93

Net investment income (loss)	0.06	(a)	0.21 (a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	5.52		3.95	0.34	2.99

Total from investment operations	5.58		4.16	0.44	2.98

Less dividends:
From net investment income	(0.05)		(0.21)	(0.13)	(0.07)

Net asset value at end of period	$42.63		$37.10	$33.15	$32.84

Total investment return (b)	15.06	%(c)	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28	%††	0.59%	0.35%	(0.04	%)††
Net expenses	2.16	%††	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.16	%††	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	37%		64%	71%	55%
Net assets at end of period (in 000’s)	$52,889		$52,558	$64,649	$85,952

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009	2008		2007
Net asset value at beginning of period	$37.10		$33.15	$32.84	$28.56		$25.53	$38.68		$41.56

Net investment income (loss)	0.05	(a)	0.19 (a)	0.12	(0.01	)(a)	0.07	0.18	(a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	5.53		3.97	0.33	4.36		3.09	(13.12)		2.24

Total from investment operations	5.58		4.16	0.45	4.35		3.16	(12.94)		2.38

Less dividends and distributions:
From net investment income	(0.05)		(0.21)	(0.14)	(0.07)		(0.13)	(0.21)		(0.25)
From net realized gain on investments	—		—	—	—		—	—		(5.01)

Total dividends and distributions	(0.05)		(0.21)	(0.14)	(0.07)		(0.13)	(0.21)		(5.26)

Net asset value at end of period	$42.63		$37.10	$33.15	$32.84		$28.56	$25.53		$38.68

Total investment return (b)	15.06	%(c)	12.60%	1.32%	15.25%		12.50%	(33.59	%)(c)	5.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24	%††	0.53%	0.34%	(0.02%)		0.28%	0.65	% ††	0.33%
Net expenses	2.16	%††	2.18%	2.18%	2.22%		2.05%	1.91	% ††	1.90%
Expenses (before waiver/reimbursement)	2.16	%††	2.18%	2.18%	2.26%		2.21%	2.05	% ††	2.01%
Portfolio turnover rate	37%		64%	71%	55%		101%	117%		123%
Net assets at end of period (in 000’s)	$103,232		$95,321	$95,887	$95,241		$55,841	$47,831		$45,789

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$37.48		$33.47	$33.12	$28.74	$25.67	$38.84		$41.62

Net investment income (loss)	0.30	(a)	0.65 (a)	0.55	0.41 (a)	0.37	0.51	(a)	0.64 (a)
Net realized and unrealized gain (loss) on investments	5.59		4.02	0.34	4.37	3.10	(13.20)		2.21

Total from investment operations	5.89		4.67	0.89	4.78	3.47	(12.69)		2.85

Less dividends and distributions:
From net investment income	(0.30)		(0.66)	(0.54)	(0.40)	(0.40)	(0.48)		(0.62)
From net realized gain on investments	—		—	—	—	—	—		(5.01)

Total dividends and distributions	(0.30)		(0.66)	(0.54)	(0.40)	(0.40)	(0.48)		(5.63)

Net asset value at end of period	$43.07		$37.48	$33.47	$33.12	$28.74	$25.67		$38.84

Total investment return (b)	15.78	%(c)	14.07%	2.63%	16.77%	13.89%	(32.99	%)(c)	6.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	1.81%	1.61%	1.32%	1.50%	1.78	% ††	1.44%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.83%	0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	0.99	%††	1.00%	0.96%	0.98%	1.03%	0.94	% ††	0.91%
Portfolio turnover rate	37%		64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$3,373,476		$2,892,113	$2,702,189	$2,041,651	$1,454,261	$1,296,268		$1,863,460

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$37.49		$33.48	$33.13	$28.74	$25.68	$38.85		$41.62

Net investment income (loss)	0.28	(a)	0.59 (a)	0.51	0.35 (a)	0.35	0.42	(a)	0.59 (a)
Net realized and unrealized gain (loss) on investments	5.59		4.03	0.33	4.39	3.08	(13.13)		2.24

Total from investment operations	5.87		4.62	0.84	4.74	3.43	(12.71)		2.83

Less dividends and distributions:
From net investment income	(0.28)		(0.61)	(0.49)	(0.35)	(0.37)	(0.46)		(0.59)
From net realized gain on investments	—		—	—	—	—	—		(5.01)

Total dividends and distributions	(0.28)		(0.61)	(0.49)	(0.35)	(0.37)	(0.46)		(5.60)

Net asset value at end of period	$43.08		$37.49	$33.48	$33.13	$28.74	$25.68		$38.85

Total investment return (b)	15.72	%(c)	13.91%	2.47%	16.60%	13.69%	(33.03	%)(c)	6.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	%††	1.64%	1.45%	1.12%	1.23%	1.55	% ††	1.33%
Net expenses	1.00	%††	1.03%	1.06%	1.08%	0.98%	0.91	% ††	0.90%
Expenses (before reimbursement/waiver)	1.09	%††	1.10%	1.06%	1.08%	1.13%	1.06	% ††	1.01%
Portfolio turnover rate	37%		64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$29,731		$26,903	$20,156	$15,583	$13,628	$5,286		$1,440

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$37.41		$33.42	$33.07	$28.69	$25.63	$38.80		$41.60

Net investment income (loss)	0.23	(a)	0.52 (a)	0.40	0.27 (a)	0.26	0.40	(a)	0.53 (a)
Net realized and unrealized gain (loss) on investments	5.58		3.99	0.35	4.38	3.11	(13.18)		2.18

Total from investment operations	5.81		4.51	0.75	4.65	3.37	(12.78)		2.71

Less dividends and distributions:
From net investment income	(0.23)		(0.52)	(0.40)	(0.27)	(0.31)	(0.39)		(0.50)
From net realized gain on investments	—		—	—	—	—	—		(5.01)

Total dividends and distributions	(0.23)		(0.52)	(0.40)	(0.27)	(0.31)	(0.39)		(5.51)

Net asset value at end of period	$42.99		$37.41	$33.42	$33.07	$28.69	$25.63		$38.80

Total investment return (b)	15.58	%(c)	13.59%	2.21%	16.29%	13.46%	(33.18	%)(c)	6.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	1.44%	1.21%	0.88%	1.07%	1.42	% ††	1.18%
Net expenses	1.25	%††	1.28%	1.31%	1.33%	1.22%	1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.34	%††	1.35%	1.31%	1.33%	1.38%	1.29	% ††	1.26%
Portfolio turnover rate	37%		64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$27,413		$22,433	$21,933	$24,776	$11,099	$10,796		$12,712

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

40	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$37.36		$33.38	$33.02	$28.66	$25.60	$38.76		$41.58

Net investment income (loss)	0.16	(a)	0.40 (a)	0.34	0.18 (a)	0.21	0.28	(a)	0.31 (a)
Net realized and unrealized gain (loss) on investments	5.57		3.99	0.33	4.38	3.10	(13.10)		2.29

Total from investment operations	5.73		4.39	0.67	4.56	3.31	(12.82)		2.60

Less dividends and distributions:
From net investment income	(0.16)		(0.41)	(0.31)	(0.20)	(0.25)	(0.34)		(0.41)
From net realized gain on investments	—		—	—	—	—	—		(5.01)

Total dividends and distributions	(0.16)		(0.41)	(0.31)	(0.20)	(0.25)	(0.34)		(5.42)

Net asset value at end of period	$42.93		$37.36	$33.38	$33.02	$28.66	$25.60		$38.76

Total investment return (b)	15.38	%(c)	13.24%	1.99%	15.97%	13.16%	(33.29	%)(c)	6.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	%††	1.10%	0.98%	0.58%	0.78%	1.02	% ††	0.70%
Net expenses	1.59	%††	1.60%	1.56%	1.58%	1.47%	1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.59	%††	1.60%	1.56%	1.58%	1.63%	1.55	% ††	1.51%
Portfolio turnover rate	37%		64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$16,786		$14,578	$13,291	$11,994	$4,558	$2,963		$185

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Years	Five Year	Since Inception (4/30/08)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.66 16.04%	11.28 17.75%	0.81 1.96%	0.81 1.96%	1.59 1.59%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.68 16.07	11.30 17.77	0.89 2.04	0.89 2.04	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	14.61 15.61	15.79 16.79	1.23 1.23	1.23 1.23	2.34 2.34
Class I Shares	No Sales Charge		16.21	18.05	2.28	2.28	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

42	MainStay ICAP Global Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[3]	14.67%	16.70%	1.81%	1.81%
Average Lipper Global Large-Cap Value Fund[4]	15.00	17.82	1.76	1.76

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have a below average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	43

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,160.40	$6.43	$1,018.80	$6.01

Class A Shares	$1,000.00	$1,160.70	$6.16	$1,019.10	$5.76

Class C Shares	$1,000.00	$1,156.10	$10.42	$1,015.10	$9.74

Class I Shares	$1,000.00	$1,162.10	$4.82	$1,020.30	$4.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

44	MainStay ICAP Global Fund

Country Composition as of April 30, 2013 (Unaudited)

United States	50.8%
Japan	11.8
United Kingdom	7.9
Germany	5.8
France	4.7
Switzerland	4.0
Italy	2.8
Canada	2.7

Singapore	2.4%
Israel	2.0
Norway	1.6
Netherlands	1.3
China	1.1
India	0.8
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Pfizer, Inc.

2.	Nippon Telegraph & Telephone Corp.

3.	Sanofi

4.	Vodafone Group PLC, Sponsored ADR

5.	ENI S.p.A.
6.	General Electric Co.

7.	DBS Group Holdings, Ltd.

8.	Johnson & Johnson

9.	Johnson Controls, Inc.

10.	Covidien PLC

mainstayinvestments.com	45

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay ICAP Global Fund returned 16.04% for Investor Class shares, 16.07% for Class A shares and 15.61% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 16.21%. All share classes outperformed the 15.00% return of the average Lipper1 global large-cap value fund and the 14.67% return of the MSCI World Index2 for the six months ended April 30, 2013. The MSCI World Index is the Fund’s broad-based securities-market index. See page 42 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the consumer discretionary and information technology sectors added to the Fund’s relative performance. Stock selection in the materials and health care sectors, however, detracted from the Fund’s relative performance. The Fund benefited by being overweight relative to the MSCI World Index in the health care sector. An underweight position in the consumer staples sector, detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were consumer discretionary, information technology and health care. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for the consumer discretionary and information technology sectors. An overweight position in health care added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were materials, energy and telecommunication services. Stock selection was the primary driver for the materials and telecommunication services sectors. An overweight position in energy detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media company Time Warner, global tire supplier Bridgestone and auto parts manufacturer Johnson Controls. Time Warner’s stock outpaced the MSCI World Index, as the company reported strong operational performance and provided expectations of growth in affiliate-fee revenue. Bridgestone’s results exceeded expectations because of increased pricing and profit margins, aided by a weaker yen. Johnson Controls’ stock rose as profit margins showed signs of improvement following the company’s restructuring initiatives. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included global gold mining company Barrick Gold, North American natural gas producer Encana and German steel producer ThyssenKrupp. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. We sold the Fund’s position in Barrick Gold because of the risk that these issues would continue rather than be resolved. Encana suffered as continued low natural gas prices and increased capital expenditures weighed on the company’s results. ThyssenKrupp underperformed the MSCI World Index after the company’s results and restructuring efforts suggested to some investors that a dilutive equity issuance might be forthcoming. Encana and ThyssenKrupp remained in the Fund at the end of the reporting period because we believed that these stocks were attractively valued and had strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a Fund position in diversified pharmaceutical company Teva Pharmaceutical because we believed that the stock could benefit from management’s focus on further integration of the company’s past acquisitions. We also added a Fund position in global restaurant company McDonald’s. In our view, McDonald’s reimaging initiative and emphasis on value could benefit the stock by improving the company’s competitive position.

In addition to the sales already mentioned, we sold the Fund’s positions in French food, beverage and nutrition company Danone and in software maker Microsoft. Each was sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

1.	See footnote on page 43 for more information on Lipper Inc.
2.	See footnote on page 43 for more information on the MSCI World Index.

46	MainStay ICAP Global Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI World Index in health care and financials. In health care, the Fund added to a position that was already overweight relative to the MSCI World Index. Even with the increase in financials, however, the Fund remained underweight relative to the Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the industrials and information technology sectors. In industrials, the Fund remained overweight relative to the MSCI World Index, but at a reduced level. In information technology, the Fund moved from an underweight position to one that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was most significantly overweight relative to the MSCI World Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and information technology. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	47

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.8%†
Canada 2.7%
BCE, Inc. (Diversified Telecommunication Services)	15,250	$714,615
Encana Corp. (Oil, Gas & Consumable Fuels)	47,500	876,375

		1,590,990

China 1.1%
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	665,500	638,044

France 4.7%
♦Sanofi (Pharmaceuticals)	16,000	1,753,546
Vallourec S.A. (Machinery)	20,000	961,242

		2,714,788

Germany 5.8%
Bayer A.G. (Pharmaceuticals)	9,300	970,258
SAP A.G. (Software)	7,600	603,632
Siemens A.G. (Industrial Conglomerates)	9,500	992,125
ThyssenKrupp A.G. (Metals & Mining) (a)	44,300	801,312

		3,367,327

India 0.8%
ICICI Bank, Ltd., Sponsored ADR (Commercial Banks)	10,100	472,882

Israel 2.0%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	30,850	1,181,247

Italy 2.8%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	66,950	1,601,164

Japan 11.8%
Bridgestone Corp. (Auto Components)	18,750	706,840
Mitsubishi Corp. (Trading Companies & Distributors)	67,900	1,217,512
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	27,000	876,596
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	36,700	1,816,459
Nissan Motor Co., Ltd. (Automobiles)	125,950	1,312,666
Tokio Marine Holdings, Inc. (Insurance)	29,100	922,388

		6,852,461

Netherlands 1.3%
Akzo Nobel N.V. (Chemicals)	12,499	753,565

Norway 1.6%
DnB NOR ASA (Commercial Banks)	55,100	900,577

Singapore 2.4%
♦DBS Group Holdings, Ltd. (Commercial Banks)	103,650	1,410,387

	Shares	Value

Switzerland 4.0%
ABB, Ltd. (Electrical Equipment) (a)	47,250	$1,069,706
Novartis A.G. (Pharmaceuticals)	16,800	1,247,623

		2,317,329

United Kingdom 7.9%
BP PLC (Oil, Gas & Consumable Fuels)	100,800	730,278
Lloyds Banking Group PLC (Commercial Banks) (a)	1,512,800	1,276,705
Smith & Nephew PLC (Health Care Equipment & Supplies)	72,600	828,319
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	56,600	1,731,394

		4,566,696

United States 48.9%
Adobe Systems, Inc. (Software) (a)	18,100	815,948
Baxter International, Inc. (Health Care Equipment & Supplies)	15,650	1,093,465
BB&T Corp. (Commercial Banks)	16,250	500,013
Capital One Financial Corp. (Consumer Finance)	17,900	1,034,262
Cisco Systems, Inc. (Communications Equipment)	47,850	1,001,022
Citigroup, Inc. (Diversified Financial Services)	23,700	1,105,842
Coca-Cola Co. (The) (Beverages)	15,900	673,047
♦Covidien PLC (Health Care Equipment & Supplies)	21,650	1,382,136
CVS Caremark Corp. (Food & Staples Retailing)	11,050	642,889
Exelon Corp. (Electric Utilities)	23,050	864,606
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	13,150	1,170,218
♦General Electric Co. (Industrial Conglomerates)	63,650	1,418,758
Halliburton Co. (Energy Equipment & Services)	20,150	861,816
Honeywell International, Inc. (Aerospace & Defense)	12,250	900,865
♦Johnson & Johnson (Pharmaceuticals)	16,500	1,406,295
♦Johnson Controls, Inc. (Auto Components)	39,850	1,395,148
JPMorgan Chase & Co. (Diversified Financial Services)	17,500	857,675
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	17,550	573,359
McDonald’s Corp. (Hotels, Restaurants & Leisure)	8,550	873,297
McKesson Corp. (Health Care Providers & Services)	6,600	698,412
Monsanto Co. (Chemicals)	8,500	907,970
Mosaic Co. (The) (Chemicals)	9,200	566,628
♦Pfizer, Inc. (Pharmaceuticals)	71,550	2,079,958
PNC Financial Services Group, Inc. (Commercial Banks)	14,600	991,048
Southwestern Energy Co. (Oil, Gas & Consumable Fuels) (a)	25,800	965,436
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	30,150	1,091,732
Time Warner, Inc. (Media)	18,385	1,099,055
Viacom, Inc. Class B (Media)	20,900	1,337,391

		28,308,291

Total Common Stocks (Cost $45,326,718)		56,675,748

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 1.9%
Repurchase Agreement 1.9%
United States 1.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $1,091,945 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $1,125,000 and a Market Value of $1,117,764) (Capital Markets)	$1,091,945	$1,091,945

Total Short-Term Investment (Cost $1,091,945)		1,091,945

Total Investments (Cost $46,418,663) (b)	99.7%	57,767,693
Other Assets, Less Liabilities	0.3	171,549
Net Assets	100.0%	$57,939,242

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $46,832,481 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,758,391
Gross unrealized depreciation	(823,179)

Net unrealized appreciation	$10,935,212

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$56,675,748	$—	$—	$56,675,748
Short-Term Investment
Repurchase Agreement	—	1,091,945	—	1,091,945

Total Investments in Securities	$56,675,748	$1,091,945	$—	$57,767,693

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and April 30, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$900,865	1.5%
Auto Components	2,101,988	3.6
Automobiles	1,312,666	2.3
Beverages	673,047	1.2
Capital Markets	1,091,945	1.9
Chemicals	2,228,163	3.8
Commercial Banks	5,551,612	9.6
Communications Equipment	1,001,022	1.7
Construction & Engineering	638,044	1.1
Consumer Finance	1,034,262	1.8
Diversified Financial Services	1,963,517	3.4
Diversified Telecommunication Services	2,531,074	4.4
Electric Utilities	864,606	1.5
Electrical Equipment	1,069,706	1.8
Energy Equipment & Services	861,816	1.5
Food & Staples Retailing	642,889	1.1
Health Care Equipment & Supplies	3,303,920	5.7
Health Care Providers & Services	698,412	1.2
Hotels, Restaurants & Leisure	873,297	1.5
Industrial Conglomerates	2,410,883	4.2
Insurance	922,388	1.6
Machinery	961,242	1.7
Media	2,436,446	4.2
Metals & Mining	801,312	1.4
Oil, Gas & Consumable Fuels	5,916,830	10.2
Pharmaceuticals	8,638,927	14.9
Real Estate Management & Development	876,596	1.5
Semiconductors & Semiconductor Equipment	1,091,732	1.9
Software	1,419,580	2.4
Trading Companies & Distributors	1,217,512	2.1
Wireless Telecommunication Services	1,731,394	3.0

	57,767,693	99.7
Other Assets, Less Liabilities	171,549	0.3

Net Assets	$57,939,242	100.0%

†	Percentages indicated are based on Fund net assets.

50	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $46,418,663)	$57,767,693
Cash denominated in foreign currencies (identified cost $46)	46
Receivables:
Dividends and interest	181,863
Investment securities sold	131,733
Fund shares sold	1,023
Other assets	38,834

Total assets	58,121,192

Liabilities
Payables:
Investment securities purchased	76,984
Fund shares redeemed	35,822
Professional fees	29,816
Manager (See Note 3)	27,975
Shareholder communication	4,111
Custodian	3,102
Transfer agent (See Note 3)	2,689
NYLIFE Distributors (See Note 3)	1,337
Trustees	114

Total liabilities	181,950

Net assets	$57,939,242

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,637
Additional paid-in capital	55,432,908

55,438,545
Undistributed net investment income	248,068
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,094,548)
Net unrealized appreciation (depreciation) on investments	11,349,030
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,853)

Net assets	$57,939,242

Investor Class
Net assets applicable to outstanding shares	$793,097

Shares of beneficial interest outstanding	77,434

Net asset value per share outstanding	$10.24
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.84

Class A
Net assets applicable to outstanding shares	$4,080,180

Shares of beneficial interest outstanding	397,703

Net asset value per share outstanding	$10.26
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.86

Class C
Net assets applicable to outstanding shares	$436,563

Shares of beneficial interest outstanding	42,800

Net asset value and offering price per share outstanding	$10.20

Class I
Net assets applicable to outstanding shares	$52,629,402

Shares of beneficial interest outstanding	5,119,427

Net asset value and offering price per share outstanding	$10.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$591,387
Interest	55

Total income	591,442

Expenses
Manager (See Note 3)	213,670
Registration	26,644
Professional fees	25,254
Shareholder communication	8,129
Custodian	7,476
Distribution/Service—Investor Class (See Note 3)	908
Distribution/Service—Class A (See Note 3)	4,727
Distribution/Service—Class C (See Note 3)	1,653
Transfer agent (See Note 3)	7,194
Trustees	615
Miscellaneous	7,688

Total expenses before waiver/reimbursement	303,958
Expense waiver/reimbursement from Manager (See Note 3)	(56,055)

Net expenses	247,903

Net investment income (loss)	343,539

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,103,627
Foreign currency transactions	(11,917)

Net realized gain (loss) on investments and foreign currency transactions	2,091,710

Net change in unrealized appreciation (depreciation) on:
Investments	5,628,982
Translation of other assets and liabilities in foreign currencies	745

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,629,727

Net realized and unrealized gain (loss) on investments and foreign currency transactions	7,721,437

Net increase (decrease) in net assets resulting from operations	$8,064,976

(a)	Dividends recorded net of foreign withholding taxes in the amount of $31,406.

52	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$343,539	$949,920
Net realized gain (loss) on investments and foreign currency transactions	2,091,710	92,167
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,629,727	3,523,627

Net increase (decrease) in net assets resulting from operations	8,064,976	4,565,714

Dividends to shareholders:
From net investment income:
Investor Class	(9,647)	(2,768)
Class A	(52,615)	(23,917)
Class C	(1,899)	(520)
Class I	(798,553)	(290,800)

Total dividends to shareholders	(862,714)	(318,005)

Capital share transactions:
Net proceeds from sale of shares	490,492	811,419
Net asset value of shares issued to shareholders in reinvestment of dividends	861,281	317,177
Cost of shares redeemed	(312,352)	(6,050,578)

Increase (decrease) in net assets derived from capital share transactions	1,039,421	(4,921,982)

Net increase (decrease) in net assets	8,241,683	(674,273)

Net Assets
Beginning of period	49,697,559	50,371,832

End of period	$57,939,242	$49,697,559

Undistributed net investment income at end of period	$248,068	$767,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				April 30, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.95		$8.26	$8.51	$7.67	$6.46	$10.00

Net investment income (loss)	0.05		0.14 (a)	0.13 (a)	0.10	0.11	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.37		0.59	(0.25)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.42		0.73	(0.12)	0.93	1.35	(3.49)

Less dividends:
From net investment income	(0.13)		(0.04)	(0.13)	(0.09)	(0.14)	(0.05)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$10.24		$8.95	$8.26	$8.51	$7.67	$6.46

Total investment return (c)	16.04	%(d)	8.90%	(1.56%)	12.32%	21.46%	(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	1.68%	1.50%	1.26%	1.57%	1.84	% ††
Net expenses	1.20	%††	1.20%	1.20%	1.20%	1.20%	1.20	% ††
Expenses (before waiver/reimbursement)	1.62	%††	1.59%	1.62%	1.72%	1.68%	2.18	% ††
Portfolio turnover rate	34%		89%	71%	79%	106%	75%
Net assets at end of period (in 000’s)	$793		$635	$558	$368	$209	$56

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

54	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,						April 30, 2008** through October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$8.97		$8.28	$8.52	$7.68		$6.47		$10.00

Net investment income (loss)	0.05		0.15 (a)	0.13 (a)	0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	1.37		0.58	(0.24)	0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	1.42		0.73	(0.11)	0.93		1.36		(3.48)

Less dividends:
From net investment income	(0.13)		(0.04)	(0.13)	(0.09)		(0.15)		(0.05)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$10.26		$8.97	$8.28	$8.52		$7.68		$6.47

Total investment return (c)	16.07	%(d)	8.91%	(1.40%)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	1.71%	1.46%	1.30%		1.63%		2.02	% ††
Net expenses	1.15	%††	1.15%	1.15%	1.15%		1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.36	%††	1.38%	1.42%	1.53%		1.46%		1.99	% ††
Portfolio turnover rate	34%		89%	71%	79%		106%		75%
Net assets at end of period (in 000’s)	$4,080		$3,503	$4,584	$2,398		$801		$374

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,				April 30, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.88		$8.23	$8.48	$7.65	$6.45	$10.00

Net investment income (loss)	0.01		0.08 (a)	0.06 (a)	0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	1.37		0.58	(0.24)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.38		0.66	(0.18)	0.87	1.30	(3.52)

Less dividends:
From net investment income	(0.06)		(0.01)	(0.07)	(0.04)	(0.10)	(0.03)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$10.20		$8.88	$8.23	$8.48	$7.65	$6.45

Total investment return (c)	15.61	%(d)	8.06%	(2.19%)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	%††	0.88%	0.74%	0.49%	0.71%	1.15	% ††
Net expenses	1.95	%††	1.95%	1.95%	1.95%	1.95%	1.95	% ††
Expenses (before waiver/reimbursement)	2.37	%††	2.34%	2.37%	2.47%	2.42%	2.93	% ††
Portfolio turnover rate	34%		89%	71%	79%	106%	75%
Net assets at end of period (in 000’s)	$437		$287	$357	$172	$142	$20

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

56	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,					April 30, 2008** through October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$9.00		$8.30	$8.53	$7.69		$6.47	$10.00

Net investment income (loss)	0.06		0.17 (a)	0.16 (a)	0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	1.38		0.58	(0.24)	0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.44		0.75	(0.08)	0.95		1.38	(3.48)

Less dividends:
From net investment income	(0.16)		(0.05)	(0.15)	(0.11)		(0.16)	(0.05)

Redemption fee (b)	—		—	—	0.00	‡(a)	—	0.00	‡(a)

Net asset value at end of period	$10.28		$9.00	$8.30	$8.53		$7.69	$6.47

Total investment return (c)	16.21	%(d)	9.27%	(1.23%)	12.56%		21.74%	(34.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31	%††	1.94%	1.78%	1.50%		2.02%	2.25	% ††
Net expenses	0.90	%††	0.90%	0.90%	0.90%		0.90%	0.90	% ††
Expenses (before waiver/reimbursement)	1.11	%††	1.13%	1.17%	1.27%		1.20%	1.74	% ††
Portfolio turnover rate	34%		89%	71%	79%		106%	75%
Net assets at end of period (in 000’s)	$52,629		$45,273	$44,873	$42,867		$37,680	$31,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.07 15.42%	10.12 16.53%	–1.99 –0.87%	9.52 10.14%	1.45 1.45%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.11 15.46	10.19 16.60	–1.81 –0.69	9.62 10.25	1.31 1.31
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	14.00 15.00	14.62 15.62	–1.61 –1.61	9.32 9.32	2.20 2.20
Class I Shares	No Sales Charge		15.67	17.06	–0.36	10.57	1.06
Class R1 Shares[4]	No Sales Charge		15.62	16.93	–0.48	10.45	1.16
Class R2 Shares[4]	No Sales Charge		15.40	16.51	–0.80	10.14	1.41
Class R3 Shares[4]	No Sales Charge		15.27	16.22	–1.05	9.86	1.66

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

58	MainStay ICAP International Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	16.90%	19.39%	–0.93%	9.23%
Average Lipper International Large-Cap Core Fund[6]	14.84	16.71	–1.15	8.82

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	59

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,154.20	$7.53	$1,017.80	$7.05

Class A Shares	$1,000.00	$1,154.60	$6.89	$1,018.40	$6.46

Class C Shares	$1,000.00	$1,150.00	$11.51	$1,014.10	$10.79

Class I Shares	$1,000.00	$1,156.70	$5.08	$1,020.10	$4.76

Class R1 Shares	$1,000.00	$1,156.20	$5.61	$1,019.60	$5.26

Class R2 Shares	$1,000.00	$1,154.00	$7.42	$1,017.90	$6.95

Class R3 Shares	$1,000.00	$1,152.70	$8.75	$1,016.70	$8.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.41% for Investor Class, 1.29% for Class A, 2.16% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.39% for Class R2 and 1.64% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

60	MainStay ICAP International Fund

Country Composition as of April 30, 2013 (Unaudited)

Japan	20.9%
United Kingdom	15.4
Germany	14.0
France	10.8
Switzerland	9.3
Canada	5.8
Italy	4.8
United States	4.3

Netherlands	3.5%
Singapore	3.1
Norway	3.0
Israel	2.5
China	1.3
India	1.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 64 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Novartis A.G.

2.	Vodafone Group PLC, Sponsored ADR

3.	ENI S.p.A.

4.	Sanofi

5.	Nippon Telegraph & Telephone Corp.
6.	Bayer A.G.

7.	Lloyds Banking Group PLC

8.	Mitsubishi Corp.

9.	BCE, Inc.

10.	DBS Group Holdings, Ltd.

mainstayinvestments.com	61

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay ICAP International Fund returned 15.42% for Investor Class shares, 15.46% for Class A shares and 15.00% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 15.67%, Class R1 shares returned 15.62%, Class R2 shares returned 15.40% and Class R3 shares returned 15.27%. All share classes outperformed the 14.84% return of the average Lipper1 international large-cap core fund for the six months ended April 30, 2013. All share classes underperformed the 16.90% return of the MSCI EAFE® Index2 for the same period. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 58 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the consumer discretionary and financials sectors added to the Fund’s relative performance. Stock selection in the materials and telecommunication services sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the MSCI EAFE® Index in the health care sector. An underweight position in the financials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, utilities and health care. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the consumer discretionary sector. Having an underweight position in utilities and an overweight position in health care added to the Fund’s relative performance.

The sectors that detracted most from the Fund’s performance relative to the MSCI EAFE® Index were materials, telecommunication services and energy. Stock selection was the primary driver in the materials and telecommunication services sectors. An overweight position in the energy sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were global tire supplier Bridgestone, diversified health care company Novartis and U.K. retail and commercial bank Lloyds Banking Group. Bridgestone’s results exceeded expectations because of increased pricing and profit margins, aided by a weaker yen. Novartis benefited from the success of Afinitor (a cancer treatment) and Gilenya (a multiple sclerosis treatment) as well as from signs that lingering manufacturing issues seemed closer to resolution. Lloyds Banking Group’s shares advanced on growth in core profits and improved cost control. All three positions were held by the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included global gold mining company Barrick Gold, German steel producer ThyssenKrupp and North American natural gas producer Encana. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. We sold the Fund’s position in Barrick Gold because of the risk that these issues would continue rather than be resolved. ThyssenKrupp underperformed the MSCI EAFE® Index after results and restructuring efforts suggested to some investors that a dilutive equity issuance might be forthcoming. Encana suffered as continued low natural gas prices and increased capital expenditures weighed on the company’s results. ThyssenKrupp and Encana remained in the Fund at the end of the reporting period because we believed that these stocks were attractively valued and had strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a Fund position in diversified pharmaceutical company Teva Pharmaceutical because we believe its stock could benefit from management’s focus on further integration of the company’s past acquisitions. We also added a Fund position in global orthopedics company Smith & Nephew. We believed that the stock could benefit from growth in the company’s advanced wound therapy business. This growth has been driven by the recent acquisition of Healthpoint and by continued market share gains in the negative pressure wound therapy segment.

In addition to the sales already mentioned, we sold the Fund’s position in French industrial company Schneider Electric. We sold Schneider Electric when we found other stocks that we

1.	See footnote on page 59 for more information on Lipper Inc.
2.	See footnote on page 59 for more information on the MSCI EAFE® Index.

62	MainStay ICAP International Fund

believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI EAFE® Index in health care and financials. In health care, the Fund added to a position that was already overweight relative to the MSCI EAFE® Index. Even with the increase in financials, however, the Fund remained underweight relative to the Index.

During the reporting period, the Fund decreased its allocations relative to the MSCI EAFE® Index in the consumer staples and industrials sectors. In consumer staples, the Fund moved from an underweight position to one that was more substantially underweight relative to the Index. In industrials, the Fund remained overweight relative to the Index, but at a reduced level.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	63

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 95.5%†
Canada 5.8%
♦BCE, Inc. (Diversified Telecommunication Services)	826,200	$38,715,732
Canadian Imperial Bank of Commerce (Commercial Banks)	168,200	13,459,364
Encana Corp. (Oil, Gas & Consumable Fuels)	960,200	17,715,690

		69,890,786

China 1.3%
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	16,465,000	15,785,726

France 10.8%
Danone S.A. (Food Products)	187,550	14,328,126
Pernod-Ricard S.A. (Beverages)	56,600	7,006,703
♦Sanofi (Pharmaceuticals)	500,100	54,809,269
Total S.A. (Oil, Gas & Consumable Fuels)	596,000	30,038,218
Vallourec S.A. (Machinery)	471,800	22,675,702

		128,858,018

Germany 14.0%
♦Bayer A.G. (Pharmaceuticals)	423,200	44,151,955
Bayerische Motoren Werke A.G. (Automobiles)	208,500	19,234,621
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	99,450	19,887,904
SAP A.G. (Software)	347,900	27,632,056
Siemens A.G. (Industrial Conglomerates)	339,450	35,450,180
ThyssenKrupp A.G. (Metals & Mining) (a)	1,204,630	21,789,727

		168,146,443

India 1.1%
ICICI Bank, Ltd., Sponsored ADR (Commercial Banks)	273,200	12,791,224

Israel 2.5%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	780,500	29,885,345

Italy 4.8%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	2,406,250	57,547,443

Japan 20.9%
Bridgestone Corp. (Auto Components)	894,800	33,732,267
KOMATSU, Ltd. (Machinery)	1,244,200	33,936,788
♦Mitsubishi Corp. (Trading Companies & Distributors)	2,302,750	41,290,527

	Shares	Value

Japan (continued)
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	623,900	$20,255,870
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,007,250	49,853,631
Nissan Motor Co., Ltd. (Automobiles)	3,386,400	35,293,454
Tokio Marine Holdings, Inc. (Insurance)	1,143,400	36,242,561

		250,605,098

Netherlands 3.5%
Akzo Nobel N.V. (Chemicals)	455,957	27,489,644
Wolters Kluwer N.V. (Media)	661,600	14,637,746

		42,127,390

Norway 3.0%
DnB NOR ASA (Commercial Banks)	2,162,450	35,343,954

Singapore 3.1%
♦DBS Group Holdings, Ltd. (Commercial Banks)	2,747,050	37,379,685

Switzerland 9.3%
ABB, Ltd. (Electrical Equipment) (a)	1,444,150	32,694,512
Holcim, Ltd. (Construction Materials) (a)	224,250	17,473,556
♦Novartis A.G. (Pharmaceuticals)	816,400	60,628,544

		110,796,612

United Kingdom 15.4%
BP PLC (Oil, Gas & Consumable Fuels)	2,069,600	14,993,887
GlaxoSmithKline PLC (Pharmaceuticals)	1,106,600	28,542,947
♦Lloyds Banking Group PLC (Commercial Banks) (a)	49,373,900	41,668,360
Smith & Nephew PLC (Health Care Equipment & Supplies)	2,189,500	24,980,781
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	1,902,750	58,205,122
WPP PLC (Media)	941,650	15,563,254

		183,954,351

Total Common Stocks (Cost $942,286,125)		1,143,112,075

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 4.3%
Repurchase Agreement 4.3%
United States 4.3%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $50,889,592 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $51,300,000 and a Market Value of $51,907,905) (Capital Markets)	$50,889,578	$50,889,578

Total Short-Term Investment (Cost $50,889,578)		50,889,578

Total Investments (Cost $993,175,703) (b)	99.8%	1,194,001,653
Other Assets, Less Liabilities	0.2	2,713,833
Net Assets	100.0%	$1,196,715,486

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $999,906,457 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$210,363,473
Gross unrealized depreciation	(16,268,277)

Net unrealized appreciation	$194,095,196

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,143,112,075	$—	$—	$1,143,112,075
Short-Term Investment
Repurchase Agreement	—	50,889,578	—	50,889,578

Total Investments in Securities	$1,143,112,075	$50,889,578	$—	$1,194,001,653

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and April 30, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$33,732,267	2.8%
Automobiles	54,528,075	4.6
Beverages	7,006,703	0.6
Capital Markets	50,889,578	4.3
Chemicals	27,489,644	2.3
Commercial Banks	140,642,587	11.8
Construction & Engineering	15,785,726	1.3
Construction Materials	17,473,556	1.5
Diversified Telecommunication Services	88,569,363	7.4
Electrical Equipment	32,694,512	2.7
Food Products	14,328,126	1.2
Health Care Equipment & Supplies	24,980,781	2.1
Industrial Conglomerates	35,450,180	3.0
Insurance	56,130,465	4.7
Machinery	56,612,490	4.7
Media	30,201,000	2.5
Metals & Mining	21,789,727	1.8
Oil, Gas & Consumable Fuels	120,295,238	10.0
Pharmaceuticals	218,018,060	18.2
Real Estate Management & Development	20,255,870	1.7
Software	27,632,056	2.3
Trading Companies & Distributors	41,290,527	3.4
Wireless Telecommunication Services	58,205,122	4.9

	1,194,001,653	99.8
Other Assets, Less Liabilities	2,713,833	0.2

Net Assets	$1,196,715,486	100.0%

†	Percentages indicated are based on Fund net assets.

66	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $993,175,703)	$1,194,001,653
Cash denominated in foreign currencies (identified cost $67,963)	68,693
Receivables:
Dividends and interest	5,908,223
Investment securities sold	3,567,175
Fund shares sold	2,402,502
Other assets	57,976

Total assets	1,206,006,222

Liabilities
Payables:
Investment securities purchased	4,565,582
Fund shares redeemed	3,389,143
Manager (See Note 3)	715,762
Transfer agent (See Note 3)	324,430
Shareholder communication	136,787
NYLIFE Distributors (See Note 3)	85,511
Professional fees	48,066
Custodian	18,524
Trustees	2,228
Accrued expenses	4,703

Total liabilities	9,290,736

Net assets	$1,196,715,486

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,952
Additional paid-in capital	1,222,932,916

1,222,969,868
Undistributed net investment income	8,069,885
Accumulated net realized gain (loss) on investments and foreign currency transactions	(235,095,722)
Net unrealized appreciation (depreciation) on investments	200,825,950
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(54,495)

Net assets	$1,196,715,486

Investor Class
Net assets applicable to outstanding shares	$9,838,010

Shares of beneficial interest outstanding	304,535

Net asset value per share outstanding	$32.31
Maximum sales charge (5.50% of offering price)	1.88

Maximum offering price per share outstanding	$34.19

Class A
Net assets applicable to outstanding shares	$288,175,354

Shares of beneficial interest outstanding	8,915,070

Net asset value per share outstanding	$32.32
Maximum sales charge (5.50% of offering price)	1.88

Maximum offering price per share outstanding	$34.20

Class C
Net assets applicable to outstanding shares	$15,259,770

Shares of beneficial interest outstanding	480,391

Net asset value and offering price per share outstanding	$31.77

Class I
Net assets applicable to outstanding shares	$822,566,197

Shares of beneficial interest outstanding	25,364,098

Net asset value and offering price per share outstanding	$32.43

Class R1
Net assets applicable to outstanding shares	$830,415

Shares of beneficial interest outstanding	25,647

Net asset value and offering price per share outstanding	$32.38

Class R2
Net assets applicable to outstanding shares	$47,921,764

Shares of beneficial interest outstanding	1,483,985

Net asset value and offering price per share outstanding	$32.29

Class R3
Net assets applicable to outstanding shares	$12,123,976

Shares of beneficial interest outstanding	377,871

Net asset value and offering price per share outstanding	$32.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$13,970,832
Interest	1,447

Total income	13,972,279

Expenses
Manager (See Note 3)	4,385,137
Transfer agent (See Note 3)	1,001,122
Distribution/Service—Investor Class (See Note 3)	11,544
Distribution/Service—Class A (See Note 3)	327,044
Distribution/Service—Class C (See Note 3)	71,939
Distribution/Service—Class R2 (See Note 3)	55,760
Distribution/Service—Class R3 (See Note 3)	28,222
Shareholder communication	146,180
Custodian	66,047
Registration	49,094
Professional fees	43,535
Shareholder service (See Note 3)	28,288
Trustees	12,596
Miscellaneous	28,280

Total expenses before waiver/reimbursement	6,254,788
Expense waiver/reimbursement from Manager (See Note 3)	(352,407)

Net expenses	5,902,381

Net investment income (loss)	8,069,898

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	25,316,739
Foreign currency transactions	(425,630)

Net realized gain (loss) on investments and foreign currency transactions	24,891,109

Net change in unrealized appreciation (depreciation) on:
Investments	126,073,053
Translation of other assets and liabilities in foreign currencies	20,127

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	126,093,180

Net realized and unrealized gain (loss) on investments and foreign currency transactions	150,984,289

Net increase (decrease) in net assets resulting from operations	$159,054,187

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,542,723.

68	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,069,898	$21,307,614
Net realized gain (loss) on investments and foreign currency transactions	24,891,109	(37,493,543)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	126,093,180	55,942,842

Net increase (decrease) in net assets resulting from operations	159,054,187	39,756,913

Dividends to shareholders:
From net investment income:
Investor Class	(145,660)	—
Class A	(4,362,177)	(68,568)
Class C	(123,430)	—
Class I	(15,026,192)	(1,610,668)
Class R1	(12,375)	(780)
Class R2	(725,651)	—
Class R3	(161,189)	—

Total dividends to shareholders	(20,556,674)	(1,680,016)

Capital share transactions:
Net proceeds from sale of shares	179,439,307	364,012,834
Net asset value of shares issued to shareholders in reinvestment of dividends	19,559,999	1,569,126
Cost of shares redeemed	(162,019,640)	(300,982,570)

Increase (decrease) in net assets derived from capital share transactions	36,979,666	64,599,390

Net increase (decrease) in net assets	175,477,179	102,676,287

Net Assets
Beginning of period	1,021,238,307	918,562,020

End of period	$1,196,715,486	$1,021,238,307

Undistributed net investment income at end of period	$8,069,885	$20,556,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,						April 29, 2008** through October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$28.45		$27.46	$29.15	$27.05		$22.19		$36.83

Net investment income (loss)	0.17	(a)	0.49 (a)	0.47	0.29	(a)	0.49	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	4.17		0.52	(1.69)	2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)

Total from investment operations	4.33		0.99	(1.25)	2.38		5.61		(14.10)

Less dividends:
From net investment income	(0.47)		—	(0.44)	(0.28)		(0.75)		(0.54)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.31		$28.45	$27.46	$29.15		$27.05		$22.19

Total investment return (c)	15.42	%(d)	3.61%	(4.44%)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	%††	1.78%	1.58%	1.07%		2.14%		2.96	% ††
Net expenses	1.41	%††	1.45%	1.44%	1.55%		1.38%		1.24	% ††
Expenses (before waiver/reimbursement)	1.41	%††	1.45%	1.44%	1.55%		1.62%		1.49	% ††
Portfolio turnover rate	27%		74%	62%	80%		96%		79%
Net assets at end of period (in 000’s)	$9,838		$8,849	$9,864	$10,343		$10,373		$8,674

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

70	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$28.49		$27.48	$29.18	$27.05		$22.19		$38.22		$39.09

Net investment income (loss)	0.19	(a)	0.55 (a)	0.50	0.37	(a)	0.50	(a)	0.77	(a)	0.57	(a)
Net realized and unrealized gain (loss) on investments	4.17		0.49	(1.67)	2.07		5.19		(16.22)		3.67
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.35		1.02	(1.20)	2.44		5.68		(15.46)		4.24

Less dividends and distributions:
From net investment income	(0.52)		(0.01)	(0.50)	(0.31)		(0.82)		(0.57)		(0.69)
From net realized gain on investments	—		—	—	—		—		—		(4.42)

Total dividends and distributions	(0.52)		(0.01)	(0.50)	(0.31)		(0.82)		(0.57)		(5.11)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.32		$28.49	$27.48	$29.18		$27.05		$22.19		$38.22

Total investment return (c)	15.46	%(d)	3.76%	(4.31%)	9.30%		26.36%		(40.97	%)(d)	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	%††	2.00%	1.77%	1.36%		2.13%		2.78	% ††	1.36%
Net expenses	1.29	%††	1.31%	1.29%	1.30%		1.14%		1.10	% ††	1.15%
Expenses (before waiver/reimbursement)	1.29	%††	1.31%	1.29%	1.36%		1.37%		1.31	% ††	1.33%
Portfolio turnover rate	27%		74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$288,175		$240,403	$159,275	$193,508		$138,355		$73,122		$121,098

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,							January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012		2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.87		$27.11		$28.87	$26.87		$22.02		$38.04		$39.03

Net investment income (loss)	0.05	(a)	0.28	(a)	0.27	0.08	(a)	0.29	(a)	0.54	(a)	0.25	(a)
Net realized and unrealized gain (loss) on investments	4.11		0.50		(1.69)	2.09		5.13		(16.12)		3.66
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.15		0.76		(1.45)	2.17		5.41		(15.59)		3.91

Less dividends and distributions:
From net investment income	(0.25)		—		(0.31)	(0.17)		(0.56)		(0.43)		(0.48)
From net realized gain on investments	—		—		—	—		—		—		(4.42)

Total dividends and distributions	(0.25)		—		(0.31)	(0.17)		(0.56)		(0.43)		(4.90)

Redemption fee (b)	—		—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$31.77		$27.87		$27.11	$28.87		$26.87		$22.02		$38.04

Total investment return (c)	15.00	%(d)	2.80	%(e)	(5.16%)	8.20%		25.06%		(41.39	%)(d)	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%††	1.05%		0.89%	0.31%		1.30%		1.98	% ††	0.60%
Net expenses	2.16	%††	2.20%		2.19%	2.29%		2.13%		1.96	% ††	1.90%
Expenses (before waiver/reimbursement)	2.16	%††	2.20%		2.19%	2.29%		2.37%		2.17	% ††	2.08%
Portfolio turnover rate	27%		74%		62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$15,260		$13,832		$15,931	$15,538		$19,244		$19,586		$32,652

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

72	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$28.63		$27.56	$29.26	$27.12		$22.25		$38.26		$39.10

Net investment income (loss)	0.24	(a)	0.64 (a)	0.60	0.46	(a)	0.60	(a)	0.87	(a)	0.78	(a)
Net realized and unrealized gain (loss) on investments	4.19		0.51	(1.67)	2.08		5.15		(16.26)		3.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.42		1.13	(1.10)	2.54		5.74		(15.40)		4.37

Less dividends and distributions:
From net investment income	(0.62)		(0.06)	(0.60)	(0.40)		(0.87)		(0.61)		(0.79)
From net realized gain on investments	—		—	—	—		—		—		(4.42)

Total dividends and distributions	(0.62)		(0.06)	(0.60)	(0.40)		(0.87)		(0.61)		(5.21)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.43		$28.63	$27.56	$29.26		$27.12		$22.25		$38.26

Total investment return (c)	15.67	%(d)	4.12%	(3.95%)	9.62%		26.71%		(40.81	%)(d)	11.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	2.30%	2.10%	1.70%		2.59%		3.12	% ††	1.86%
Net expenses	0.95	%††	0.95%	0.95%	0.95%		0.85%		0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	1.04	%††	1.06%	1.04%	1.11%		1.13%		1.01	% ††	0.98%
Portfolio turnover rate	27%		74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$822,566		$704,106	$685,355	$587,673		$487,411		$389,517		$753,984

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$28.57		$27.52	$29.22	$27.07		$22.22		$38.23		$39.08

Net investment income (loss)	0.24	(a)	0.64 (a)	0.54	0.40	(a)	0.59	(a)	0.82	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	4.17		0.48	(1.64)	2.10		5.12		(16.22)		3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.40		1.10	(1.13)	2.50		5.70		(15.41)		4.33

Less dividends and distributions:
From net investment income	(0.59)		(0.05)	(0.57)	(0.35)		(0.85)		(0.60)		(0.76)
From net realized gain on investments	—		—	—	—		—		—		(4.42)

Total dividends and distributions	(0.59)		(0.05)	(0.57)	(0.35)		(0.85)		(0.60)		(5.18)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.38		$28.57	$27.52	$29.22		$27.07		$22.22		$38.23

Total investment return (c)	15.62	%(d)	4.05%	(4.09%)	9.48%		26.56%		(40.89	%)(d)	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	2.30%	1.61%	1.47%		2.54%		2.95	% ††	1.12%
Net expenses	1.05	%††	1.05%	1.05%	1.10%		0.99%		0.90	% ††	0.90%
Expenses (before reimbursement/waiver)	1.14	%††	1.16%	1.14%	1.21%		1.22%		1.11	% ††	1.08%
Portfolio turnover rate	27%		74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$830		$590	$480	$949		$675		$170		$418

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

74	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$28.45		$27.45	$29.14	$27.05		$22.18		$38.20		$39.08

Net investment income (loss)	0.17	(a)	0.51 (a)	0.47	0.32	(a)	0.44	(a)	0.74	(a)	0.35	(a)
Net realized and unrealized gain (loss) on investments	4.17		0.51	(1.67)	2.07		5.23		(16.20)		3.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.33		1.00	(1.23)	2.39		5.66		(15.47)		4.23

Less dividends and distributions:
From net investment income	(0.49)		—	(0.46)	(0.30)		(0.79)		(0.55)		(0.69)
From net realized gain on investments	—		—	—	—		—		—		(4.42)

Total dividends and distributions	(0.49)		—	(0.46)	(0.30)		(0.79)		(0.55)		(5.11)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.29		$28.45	$27.45	$29.14		$27.05		$22.18		$38.20

Total investment return (c)	15.40	%(d)	3.64%	(4.37%)	9.06%		26.27%		(41.00	%)(d)	11.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	1.85%	1.63%	1.17%		1.84%		2.72	% ††	0.83%
Net expenses	1.39	%††	1.41%	1.40%	1.46%		1.27%		1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.39	%††	1.41%	1.40%	1.46%		1.47%		1.36	% ††	1.33%
Portfolio turnover rate	27%		74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$47,922		$42,435	$37,081	$39,156		$27,480		$9,445		$12,816

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	75

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$28.24		$27.31	$29.01	$26.95		$22.13		$38.13		$39.06

Net investment income (loss)	0.13	(a)	0.44 (a)	0.40	0.25	(a)	0.39	(a)	0.75	(a)	0.21	(a)
Net realized and unrealized gain (loss) on investments	4.14		0.51	(1.68)	2.08		5.19		(16.24)		3.89
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	4.26		0.93	(1.31)	2.33		5.57		(15.50)		4.10

Less dividends and distributions:
From net investment income	(0.42)		—	(0.39)	(0.27)		(0.75)		(0.50)		(0.61)
From net realized gain on investments	—		—	—	—		—		—		(4.42)

Total dividends and distributions	(0.42)		—	(0.39)	(0.27)		(0.75)		(0.50)		(5.03)

Redemption fee (b)	—		—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.08		$28.24	$27.31	$29.01		$26.95		$22.13		$38.13

Total investment return (c)	15.27	%(d)	3.41%	(4.65%)	8.85%		25.87%		(41.11	%)(d)	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%††	1.60%	1.37%	0.91%		1.60%		2.77	% ††	0.49%
Net expenses	1.64	%††	1.66%	1.65%	1.71%		1.54%		1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.64	%††	1.66%	1.65%	1.71%		1.72%		1.62	% ††	1.58%
Portfolio turnover rate	27%		74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$12,124		$11,023	$10,577	$10,208		$6,536		$1,112		$289

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

76	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes other than Investor Class, Class B and Class I shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each ICAP Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of each ICAP Fund.

To assess the appropriateness of security valuations, the Manager or the ICAP Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

mainstayinvestments.com	77

Notes to Financial Statements (Unaudited) (continued)

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for each ICAP Fund’s investments is included at the end of each ICAP Fund’s Portfolio of Investments.

The valuation techniques used by the ICAP Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The ICAP Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the ICAP Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the ICAP Funds were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less

78	MainStay ICAP Funds

(“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, at least annually. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds’ Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date, and

mainstayinvestments.com	79

Notes to Financial Statements (Unaudited) (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds did not have any portfolio securities on loan as of April 30, 2013.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$45	$45

Total Realized Gain (Loss)		$45	$45

80	MainStay ICAP Funds

ICAP International Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$36	$36

Total Realized Gain (Loss)		$36	$36

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

The MainStay ICAP Global Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the six-month period ended April 30, 2013 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

mainstayinvestments.com	81

Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$3,626,224	$105,025
MainStay ICAP Select Equity Fund	16,421,634	1,519,872
MainStay ICAP Global Fund	213,670	56,055
MainStay ICAP International Fund	4,385,137	352,407

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the six-month period ended April 30, 2013, were as follows:

MainStay ICAP Equity Fund
Class R1	$2,953
Class R2	6,858
Class R3	1,446

MainStay ICAP Select Equity Fund
Class R1	$14,101
Class R2	11,971
Class R3	7,643

MainStay ICAP International Fund
Class R1	$334
Class R2	22,309
Class R3	5,645

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2013 were as follows:

MainStay ICAP Equity Fund
Investor Class	$4,023
Class A	6,241

MainStay ICAP Select Equity Fund
Investor Class	$19,492
Class A	25,610

MainStay ICAP Global Fund
Investor Class	$719
Class A	180

82	MainStay ICAP Funds

MainStay ICAP International Fund
Investor Class	$2,854
Class A	4,598

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2013 as follows:

MainStay ICAP Equity Fund
Class A	$1
Class C	353

MainStay ICAP Select Equity Fund
Investor Class	$51
Class A	2,924
Class B	35,933
Class C	3,530

MainStay ICAP International Fund
Class C	$998

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the six-month period ended April 30, 2013, were as follows:

MainStay ICAP Equity Fund
Investor Class	$19,726
Class A	14,502
Class C	14,055
Class I	361,684
Class R1	2,566
Class R2	5,913
Class R3	1,261

MainStay ICAP Select Equity Fund
Investor Class	$295,720
Class A	490,358
Class B	84,053
Class C	157,130
Class I	2,287,739
Class R1	21,179
Class R2	17,975
Class R3	11,482

MainStay ICAP Global Fund
Investor Class	$1,028
Class A	412
Class C	467
Class I	5,287

MainStay ICAP International Fund
Investor Class	$13,809
Class A	235,591
Class C	21,506
Class I	679,241
Class R1	602
Class R2	40,198
Class R3	10,175

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$82,571,723	9.1%

MainStay ICAP Select Equity Fund
Class A	$175,721	0.0	%‡

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$53,094	1.3%
Class C	25,903	5.9
Class I	50,431,450	95.8

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

mainstayinvestments.com	83

Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP Equity Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $141,604,873 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$141,605	$—
Total	$141,605	$—

MainStay ICAP Select Equity Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $483,089,424 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$86,839 396,250	$	— —
Total	$483,089		$—

MainStay ICAP Global Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $10,772,416 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$1,637 9,135	$	— —
Total	$10,772		$—

MainStay ICAP International Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $253,259,973 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$67,705	$—
2017	146,267	—
Unlimited	18,483	20,805
Total	$232,455	$20,805

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$15,649,566	$—	$15,649,566
MainStay ICAP Select Equity Fund	64,122,839	—	64,122,839
MainStay ICAP Global Fund	318,005	—	318,005
MainStay ICAP International Fund	1,680,016	—	1,680,016

Note 5–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the ICAP Funds on the Credit Agreement during the six-month period ended April 30, 2013.

84	MainStay ICAP Funds

Note 7–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$288,832	$321,571
MainStay ICAP Select Equity Fund	1,486,166	1,536,933
MainStay ICAP Global Fund	18,600	18,144
MainStay ICAP International Fund	292,049	296,619

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	19,307	$812,716
Shares issued to shareholders in reinvestment of dividends	1,564	65,281
Shares redeemed	(25,312)	(1,062,303)

Net increase (decrease) in shares outstanding before conversion	(4,441)	(184,306)
Shares converted into Investor Class (See Note 1)	487	21,760
Shares converted from Investor Class (See Note 1)	(9,446)	(417,413)

Net increase (decrease)	(13,400)	$(579,959)

Year ended October 31, 2012:
Shares sold	44,385	$1,694,133
Shares issued to shareholders in reinvestment of dividends and distributions	3,724	144,300
Shares redeemed	(51,901)	(1,951,964)

Net increase (decrease) in shares outstanding before conversion	(3,792)	(113,531)
Shares converted into Investor Class (See Note 1)	3,476	139,430
Shares converted from Investor Class (See Note 1)	(27,104)	(1,036,462)

Net increase (decrease)	(27,420)	$(1,010,563)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	208,878	$8,894,794
Shares issued to shareholders in reinvestment of dividends	4,662	196,121
Shares redeemed	(118,509)	(4,955,948)

Net increase (decrease) in shares outstanding before conversion	95,031	4,134,967
Shares converted into Class A (See Note 1)	9,429	417,413
Shares converted from Class A (See Note 1)	(486)	(21,760)

Net increase (decrease)	103,974	$4,530,620

Year ended October 31, 2012:
Shares sold	138,146	$5,261,445
Shares issued to shareholders in reinvestment of dividends and distributions	10,139	393,620
Shares redeemed	(224,782)	(8,506,584)

Net increase (decrease) in shares outstanding before conversion	(76,497)	(2,851,519)
Shares converted into Class A (See Note 1)	27,063	1,036,462
Shares converted from Class A (See Note 1)	(3,470)	(139,430)

Net increase (decrease)	(52,904)	$(1,954,487)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	23,617	$1,004,335
Shares issued to shareholders in reinvestment of dividends	234	9,536
Shares redeemed	(25,090)	(1,021,632)

Net increase (decrease)	(1,239)	$(7,761)

Year ended October 31, 2012:
Shares sold	45,018	$1,672,637
Shares issued to shareholders in reinvestment of dividends	1,002	38,434
Shares redeemed	(51,121)	(1,892,523)

Net increase (decrease)	(5,101)	$(181,452)

mainstayinvestments.com	85

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,718,623	$117,734,476
Shares issued to shareholders in reinvestment of dividends	148,230	6,207,488
Shares redeemed	(3,291,446)	(139,686,069)

Net increase (decrease)	(424,593)	$(15,744,105)

Year ended October 31, 2012:
Shares sold	8,386,863	$316,576,344
Shares issued to shareholders in reinvestment of dividends and distributions	373,243	14,439,082
Shares redeemed	(8,900,041)	(344,048,716)

Net increase (decrease)	(139,935)	$(13,033,290)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	47,066	$1,927,873
Shares issued to shareholders in reinvestment of dividends	1,041	43,697
Shares redeemed	(18,863)	(791,350)

Net increase (decrease)	29,244	$1,180,220

Year ended October 31, 2012:
Shares sold	51,906	$1,941,159
Shares issued to shareholders in reinvestment of dividends	1,860	72,230
Shares redeemed	(45,881)	(1,642,461)

Net increase (decrease)	7,885	$370,928

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	133,995	$5,899,138
Shares issued to shareholders in reinvestment of dividends	1,748	73,034
Shares redeemed	(51,945)	(2,197,804)

Net increase (decrease)	83,798	$3,774,368

Year ended October 31, 2012:
Shares sold	218,710	$8,113,308
Shares issued to shareholders in reinvestment of dividends and distributions	3,056	118,751
Shares redeemed	(75,321)	(2,869,784)

Net increase (decrease)	146,445	$5,362,275

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	17,781	$750,557
Shares issued to shareholders in reinvestment of dividends	340	14,132
Shares redeemed	(22,476)	(917,317)

Net increase (decrease)	(4,355)	$(152,628)

Year ended October 31, 2012:
Shares sold	32,375	$1,240,943
Shares issued to shareholders in reinvestment of dividends and distributions	896	34,666
Shares redeemed	(39,434)	(1,435,011)

Net increase (decrease)	(6,163)	$(159,402)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	98,924	$4,022,121
Shares issued to shareholders in reinvestment of dividends	22,868	907,009
Shares redeemed	(316,136)	(12,698,819)

Net increase (decrease) in shares outstanding before conversion	(194,344)	(7,769,689)
Shares converted into Investor Class (See Note 1)	111,212	4,566,792
Shares converted from Investor Class (See Note 1)	(240,214)	(10,143,329)

Net increase (decrease)	(323,346)	$(13,346,226)

Year ended October 31, 2012:
Shares sold	185,395	$6,690,933
Shares issued to shareholders in reinvestment of dividends and distributions	66,711	2,344,848
Shares redeemed	(722,343)	(25,950,269)

Net increase (decrease) in shares outstanding before conversion	(470,237)	(16,914,488)
Shares converted into Investor Class (See Note 1)	313,009	11,157,641
Shares converted from Investor Class (See Note 1)	(506,628)	(18,557,836)

Net increase (decrease)	(663,856)	$(24,314,683)

86	MainStay ICAP Funds

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,974,422	$79,641,224
Shares issued to shareholders in reinvestment of dividends	78,037	3,108,664
Shares redeemed	(1,714,113)	(68,463,315)

Net increase (decrease) in shares outstanding before conversion	338,346	14,286,573
Shares converted into Class A (See Note 1)	275,855	11,600,646
Shares converted from Class A (See Note 1)	(11,449)	(488,660)

Net increase (decrease)	602,752	$25,398,559

Year ended October 31, 2012:
Shares sold	4,970,881	$178,245,091
Shares issued to shareholders in reinvestment of dividends and distributions	204,575	7,228,473
Shares redeemed	(5,805,527)	(210,387,848)

Net increase (decrease) in shares outstanding before conversion	(630,071)	(24,914,284)
Shares converted into Class A (See Note 1)	638,824	23,283,562
Shares converted from Class A (See Note 1)	(27,814)	(1,061,905)

Net increase (decrease)	(19,061)	$(2,692,627)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	71,096	$2,839,599
Shares issued to shareholders in reinvestment of dividends	1,802	68,255
Shares redeemed	(112,247)	(4,462,466)

Net increase (decrease) in shares outstanding before conversion	(39,349)	(1,554,612)
Shares converted from Class B (See Note 1)	(136,629)	(5,535,449)

Net increase (decrease)	(175,978)	$(7,090,061)

Year ended October 31, 2012:
Shares sold	158,063	$5,629,437
Shares issued to shareholders in reinvestment of dividends	10,508	356,179
Shares redeemed	(281,046)	(10,038,872)

Net increase (decrease) in shares outstanding before conversion	(112,475)	(4,053,256)
Shares converted from Class B (See Note 1)	(421,145)	(14,821,462)

Net increase (decrease)	(533,620)	$(18,874,718)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	126,639	$5,095,192
Shares issued to shareholders in reinvestment of dividends	2,169	82,179
Shares redeemed	(276,549)	(10,956,188)

Net increase (decrease)	(147,741)	$(5,778,817)

Year ended October 31, 2012:
Shares sold	274,068	$9,782,349
Shares issued to shareholders in reinvestment of dividends	10,402	353,229
Shares redeemed	(607,657)	(21,600,234)

Net increase (decrease)	(323,187)	$(11,464,656)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	12,976,863	$527,988,337
Shares issued to shareholders in reinvestment of dividends	525,496	21,012,529
Shares redeemed	(12,339,772)	(490,036,194)

Net increase (decrease)	1,162,587	$58,964,672

Year ended October 31, 2012:
Shares sold	22,029,531	$788,991,898
Shares issued to shareholders in reinvestment of dividends and distributions	1,301,310	46,191,248
Shares redeemed (a)	(26,892,686)	(962,755,371)

Net increase (decrease)	(3,561,845)	$(127,572,225)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	66,495	$2,706,735
Shares issued to shareholders in reinvestment of dividends	4,921	196,412
Shares redeemed	(98,888)	(4,009,013)

Net increase (decrease)	(27,472)	$(1,105,866)

Year ended October 31, 2012:
Shares sold	309,870	$11,520,433
Shares issued to shareholders in reinvestment of dividends	11,133	396,308
Shares redeemed	(205,429)	(7,409,970)

Net increase (decrease)	115,574	$4,506,771

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	154,091	$6,273,341
Shares issued to shareholders in reinvestment of dividends	3,239	128,870
Shares redeemed	(119,301)	(4,751,146)

Net increase (decrease)	38,029	$1,651,065

Year ended October 31, 2012:
Shares sold	152,215	$5,523,270
Shares issued to shareholders in reinvestment of dividends and distributions	8,435	298,015
Shares redeemed	(217,422)	(7,720,328)

Net increase (decrease)	(56,772)	$(1,899,043)

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Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	49,481	$2,024,984
Shares issued to shareholders in reinvestment of dividends	1,518	60,078
Shares redeemed	(50,175)	(1,998,676)

Net increase (decrease)	824	$86,386

Year ended October 31, 2012:
Shares sold	91,193	$3,318,274
Shares issued to shareholders in reinvestment of dividends and distributions	4,388	153,780
Shares redeemed	(103,641)	(3,706,189)

Net increase (decrease)	(8,060)	$(234,135)

(a)	Includes the redemption of 963,146 shares through an in-kind transfer of securities in the amount of $36,596,388. (See Note 9)

MainStay ICAP Global Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	15,562	$147,287
Shares issued to shareholders in reinvestment of dividends	1,058	9,620
Shares redeemed	(6,689)	(65,303)

Net increase (decrease) in shares outstanding before conversion	9,931	91,604
Shares converted from Investor Class (See Note 1)	(3,417)	(32,815)

Net increase (decrease)	6,514	$58,789

Year ended October 31, 2012:
Shares sold	22,319	$194,527
Shares issued to shareholders in reinvestment of dividends and distributions	338	2,768
Shares redeemed	(14,269)	(121,065)

Net increase (decrease) in shares outstanding before conversion	8,388	76,230
Shares converted into Investor Class (See Note 1)	4,181	38,164
Shares converted from Investor Class (See Note 1)	(9,170)	(81,856)

Net increase (decrease)	3,399	$32,538

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	20,581	$194,484
Shares issued to shareholders in reinvestment of dividends	5,633	51,258
Shares redeemed	(22,476)	(216,059)

Net increase (decrease) in shares outstanding before conversion	3,738	29,683
Shares converted into Class A (See Note 1)	3,414	32,815

Net increase (decrease)	7,152	$62,498

Year ended October 31, 2012:
Shares sold	31,477	$271,665
Shares issued to shareholders in reinvestment of dividends and distributions	2,823	23,123
Shares redeemed	(202,461)	(1,722,462)

Net increase (decrease) in shares outstanding before conversion	(168,161)	(1,427,674)
Shares converted into Class A (See Note 1)	9,156	81,856
Shares converted from Class A (See Note 1)	(4,175)	(38,164)

Net increase (decrease)	(163,180)	$(1,383,982)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	13,491	$133,963
Shares issued to shareholders in reinvestment of dividends	203	1,850
Shares redeemed	(3,212)	(30,990)

Net increase (decrease)	10,482	$104,823

Year ended October 31, 2012:
Shares sold	2,002	$17,607
Shares issued to shareholders in reinvestment of dividends	59	486
Shares redeemed	(13,148)	(115,163)

Net increase (decrease)	(11,087)	$(97,070)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,514	$14,758
Shares issued to shareholders in reinvestment of dividends	87,657	798,553

Net increase (decrease)	89,171	$813,311

Year ended October 31, 2012:
Shares sold	39,008	$327,620
Shares issued to shareholders in reinvestment of dividends and distributions	35,464	290,800
Shares redeemed	(453,822)	(4,091,888)

Net increase (decrease)	(379,350)	$(3,473,468)

88	MainStay ICAP Funds

MainStay ICAP International Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	22,297	$680,503
Shares issued to shareholders in reinvestment of dividends	4,979	144,550
Shares redeemed	(25,937)	(783,865)

Net increase (decrease) in shares outstanding before conversion	1,339	41,188
Shares converted into Investor Class (See Note 1)	927	28,774
Shares converted from Investor Class (See Note 1)	(8,749)	(269,103)

Net increase (decrease)	(6,483)	$(199,141)

Year ended October 31, 2012:
Shares sold	37,109	$1,024,165
Shares redeemed	(69,513)	(1,925,100)

Net increase (decrease) in shares outstanding before conversion	(32,404)	(900,935)
Shares converted into Investor Class (See Note 1)	5,639	164,356
Shares converted from Investor Class (See Note 1)	(21,398)	(599,631)

Net increase (decrease)	(48,163)	$(1,336,210)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,316,274	$40,037,050
Shares issued to shareholders in reinvestment of dividends	142,215	4,129,921
Shares redeemed	(989,180)	(29,987,161)

Net increase (decrease) in shares outstanding before conversion	469,309	14,179,810
Shares converted into Class A (See Note 1)	8,745	269,103
Shares converted from Class A (See Note 1)	(927)	(28,774)

Net increase (decrease)	477,127	$14,420,139

Year ended October 31, 2012:
Shares sold	4,630,228	$128,659,827
Shares issued to shareholders in reinvestment of dividends and distributions	2,340	63,093
Shares redeemed	(2,007,399)	(55,673,117)

Net increase (decrease) in shares outstanding before conversion	2,625,169	73,049,803
Shares converted into Class A (See Note 1)	21,386	599,631
Shares converted from Class A (See Note 1)	(5,633)	(164,356)

Net increase (decrease)	2,640,922	$73,485,078

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	33,003	$986,845
Shares issued to shareholders in reinvestment of dividends	3,806	108,957
Shares redeemed	(52,676)	(1,557,755)

Net increase (decrease)	(15,867)	$(461,953)

Year ended October 31, 2012:
Shares sold	34,585	$943,907
Shares redeemed	(126,069)	(3,397,224)

Net increase (decrease)	(91,484)	$(2,453,317)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	4,175,330	$128,153,207
Shares issued to shareholders in reinvestment of dividends	493,838	14,365,737
Shares redeemed	(3,897,526)	(118,836,485)

Net increase (decrease)	771,642	$23,682,459

Year ended October 31, 2012:
Shares sold	7,775,536	$213,435,362
Shares issued to shareholders in reinvestment of dividends and distributions	55,716	1,505,444
Shares redeemed	(8,104,700)	(223,936,471)

Net increase (decrease)	(273,448)	$(8,995,665)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,887	$182,053
Shares issued to shareholders in reinvestment of dividends	318	9,241
Shares redeemed	(1,212)	(37,487)

Net increase (decrease)	4,993	$153,807

Year ended October 31, 2012:
Shares sold	8,001	$221,437
Shares issued to shareholders in reinvestment of dividends	22	589
Shares redeemed	(4,811)	(127,378)

Net increase (decrease)	3,212	$94,648

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	233,891	$7,076,486
Shares issued to shareholders in reinvestment of dividends	22,869	663,671
Shares redeemed	(264,343)	(7,991,057)

Net increase (decrease)	(7,583)	$(250,900)

Year ended October 31, 2012:
Shares sold	563,000	$15,414,518
Shares redeemed	(422,239)	(11,715,982)

Net increase (decrease)	140,761	$3,698,536

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Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	76,275	$2,323,163
Shares issued to shareholders in reinvestment of dividends	4,779	137,922
Shares redeemed	(93,569)	(2,825,830)

Net increase (decrease)	(12,515)	$(364,745)

Year ended October 31, 2012:
Shares sold	158,450	$4,313,618
Shares redeemed	(155,298)	(4,207,298)

Net increase (decrease)	3,152	$106,320

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2012, the MainStay ICAP Select Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
3/30/12	963,146	$36,596,388	$1,170,138

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

90	MainStay ICAP Funds

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and ICAP. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and ICAP on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds, and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York

Life Investments and ICAP from their relationship with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit ICAP Fund investors; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and ICAP and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds, and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the ICAP Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the ICAP Funds, and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance, and the ICAP Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance, as well as discussions between the ICAP Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements, and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also noted that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life

92	MainStay ICAP Funds

Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the ICAP Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board also considered whether the ICAP Funds’ expense structures permitted economies of scale to be shared with ICAP Fund investors. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the ICAP Funds to New York Life Investments, since the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the ICAP Funds’ net management fees and expenses.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds.

The Board acknowledged that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and,

mainstayinvestments.com	93

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

94	MainStay ICAP Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	95

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30026 MS175-13	MSIC10-06/13 NL0E1

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.47 14.78%	6.97 13.20%	1.74 2.90%	6.04 6.64%	1.58 1.58%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.71 15.04	7.51 13.77	2.21 3.37	6.28 6.88	1.14 1.14
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.36 14.36	7.42 12.36	1.78 2.13	5.84 5.84	2.33 2.33
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.35 14.35	11.36 12.34	2.12 2.12	5.85 5.85	2.33 2.33
Class I Shares	No Sales Charge		15.18	13.98	3.63	7.29	0.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[5]	15.16%	17.21%	5.63%	8.48%
Average Lipper Multi-Cap Core Fund[6]	14.99	15.56	4.46	8.17

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,147.80	$8.47	$1,016.90	$7.95

Class A Shares	$1,000.00	$1,150.40	$6.18	$1,019.00	$5.81

Class B Shares	$1,000.00	$1,143.60	$12.44	$1,013.20	$11.68

Class C Shares	$1,000.00	$1,143.50	$12.44	$1,013.20	$11.68

Class I Shares	$1,000.00	$1,151.80	$4.86	$1,020.30	$4.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.59% for Investor Class, 1.16% for Class A, 2.34% for Class B and Class C and 0.91% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Health Care Providers & Services	6.7%
Software	6.3
Oil, Gas & Consumable Fuels	5.4
Chemicals	5.1
Aerospace & Defense	4.7
Media	4.3
Hotels, Restaurants & Leisure	4.2
Machinery	4.1
Pharmaceuticals	3.7
IT Services	3.6
Consumer Finance	3.4
Capital Markets	3.1
Food Products	3.1
Specialty Retail	3.0
Computers & Peripherals	2.9
Multi-Utilities	2.7
Diversified Financial Services	2.6
Insurance	2.5

Auto Components	2.1%
Diversified Telecommunication Services	2.1
Food & Staples Retailing	2.1
Semiconductors & Semiconductor Equipment	2.0
Beverages	1.9
Distributors	1.9
Building Products	1.7
Energy Equipment & Services	1.7
Life Sciences Tools & Services	1.7
Containers & Packaging	1.6
Multiline Retail	1.6
Commercial Banks	1.5
Health Care Equipment & Supplies	1.4
Commercial Services & Supplies	1.3
Short-Term Investment	3.4
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Boeing Co. (The)

4.	Time Warner, Inc.

5.	Exxon Mobil Corp.
6.	Visa, Inc. Class A

7.	Praxair, Inc.

8.	CenturyLink, Inc.

9.	UnitedHealth Group, Inc.

10.	CVS Caremark Corp.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 14.78% for Investor Class shares, 15.04% for Class A shares, 14.36% for Class B shares and 14.35% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 15.18%. Investor Class, Class B and Class C shares underperformed—and Class A and Class I shares outperformed—the 14.99% return of the average Lipper1 multi-cap core fund for the same period. Class I shares outperformed—and all other share classes underperformed—the 15.16% return of the Russell 3000® Index2 for the six months ended April 30, 2013. The Russell 3000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was strong during the reporting period, with the largest positive contributions coming from the industrials and materials sectors. (Contributions take weightings and total returns into account.) Stock selection in the energy sector was the greatest detractor.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Favorable stock selection made industrials and materials the Fund’s strongest positively contributing sectors relative to the Russell 3000® Index during the reporting period. Overweight positions in the consumer discretionary and health care sectors also contributed positively during the reporting period.

Stock selection in the energy sector was the biggest detractor from performance relative to the Russell 3000® Index. Poor stock selection in telecommunication services also hurt the Fund’s relative results. The Fund’s residual cash position also detracted from relative performance in a rising equity market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance were media and entertainment company Time Warner, aerospace company Boeing and asset manager BlackRock. Time Warner managed to increase its bottom line by 4% on a year-over-year basis. Boeing advanced as the glitch in its new 787 commercial aircraft’s battery system was deemed to be resolved. BlackRock, the world’s largest asset manager, saw strong inflows into its exchange-traded fund (ETF) business during the reporting period.

The most substantial detractors from absolute performance during the reporting period were consumer electronics and entertainment company Apple, department store operator Kohl’s and oilfield equipment manufacturer National Oilwell Varco. Shares of Apple fell as investors focused on slowing profit growth, even though the company reported its strongest quarterly results ever. Kohl’s suffered when the company lowered guidance for the first quarter of 2013, citing problems with proper pricing, high inventory and ineffective marketing strategies. National Oilwell Varco, which provides equipment and components for oil and gas drilling worldwide, beat expectations on revenues and earnings per share for the fourth quarter of 2012, but the company warned of short-term headwinds in 2013, putting negative pressure on the stock price.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated several new holdings during the reporting period, including a position in agricultural equipment maker AGCO. The company has a strong position in Europe, Africa, the Middle East and South America. AGCO is benefiting from a number of secular tailwinds because of growing protein consumption in the emerging markets and what we believe is a long-term trend toward farm consolidation in all markets, which ultimately requires larger equipment. The company is well positioned and attractively valued and has a history of prudent capital allocation. The Fund also purchased shares of retail pharmacy CVS Caremark during the reporting period. CVS Caremark has been a substantial beneficiary of the contract dispute between Walgreens and Express Scripts.

The Fund sold its position in agricultural and construction giant Deere & Co., as the stock met its target price after a period of strong performance. MetLife, which provides insurance, annuities and employee benefit programs throughout the world, was also among the positions the Fund eliminated during the reporting period. We feel that the company’s free cash flow will come under pressure as low rates and ongoing regulatory uncertainty continue. The Fund also sold its position in computer maker Dell, as we became disappointed with management’s stated intentions not to accelerate stock buybacks or other shareholder-friendly measures.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

Changes in sector weightings relative to the Russell 3000® Index were minimal during the reporting period. We increased the Fund’s exposure to the industrials sector, moving from a slight underweight position to an overweight position relative to the Index. We also increased the Fund’s consumer staples exposure, although the position remained significantly underweight relative to the Index. We trimmed the Fund’s energy-sector exposure, which remained underweight relative to the Index. We also decreased the Fund’s exposure to the health care sector but maintained an overweight position relative to the Index.

How was the Fund positioned at the end of April 2013?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of April 30, 2013, the Fund’s most significant deviation from the Russell 3000® Index was an overweight position in the consumer discretionary sector, where a number of holdings experienced increased revenue as aggregate consumer spending increased. The Fund was also overweight relative to the Russell 3000® Index in the health care sector, where many companies continued to benefit from an increase in plan participation rates. As of April 30, 2013, the Fund’s most significantly underweight position relative to the Russell 3000® Index was in the financials sector. The Fund also had underweight positions relative to the Index in the consumer staples, energy and information technology sectors.

We remain committed to investing in high-quality, cash- generating businesses with sound capital allocation policies. In an environment where economic growth is slower than in past cycles, this is where we see opportunity, even if the market pauses in the near term after a period of outsized returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 96.0%†
Aerospace & Defense 4.7%
♦Boeing Co. (The)	142,120	$12,991,189
Rockwell Collins, Inc.	96,610	6,078,701
United Technologies Corp.	52,000	4,747,080

		23,816,970

Auto Components 2.1%
Dana Holding Corp.	295,080	5,090,130
Visteon Corp. (a)	96,610	5,679,702

		10,769,832

Beverages 1.9%
PepsiCo., Inc.	116,850	9,636,619

Building Products 1.7%
Masco Corp.	449,270	8,733,809

Capital Markets 3.1%
Ameriprise Financial, Inc.	85,060	6,339,522
BlackRock, Inc.	34,870	9,292,855

		15,632,377

Chemicals 5.1%
E.I. du Pont de Nemours & Co.	150,920	8,226,649
Ecolab, Inc.	80,562	6,817,157
♦Praxair, Inc.	97,100	11,098,530

		26,142,336

Commercial Banks 1.5%
CIT Group, Inc. (a)	183,660	7,807,387

Commercial Services & Supplies 1.3%
Waste Connections, Inc.	175,190	6,648,461

Computers & Peripherals 2.9%
♦Apple, Inc.	33,314	14,749,773

Consumer Finance 3.4%
American Express Co.	147,407	10,084,113
Capital One Financial Corp.	122,834	7,097,348

		17,181,461

Containers & Packaging 1.6%
Rock-Tenn Co. Class A	80,730	8,084,302

Distributors 1.9%
Genuine Parts Co.	126,250	9,636,662

	Shares	Value

Diversified Financial Services 2.6%
Citigroup, Inc.	107,680	$5,024,349
CME Group, Inc.	130,545	7,944,968

		12,969,317

Diversified Telecommunication Services 2.1%
♦CenturyLink, Inc.	289,830	10,888,913

Energy Equipment & Services 1.7%
National Oilwell Varco, Inc.	129,785	8,464,578

Food & Staples Retailing 2.1%
♦CVS Caremark Corp.	180,400	10,495,672

Food Products 3.1%
Ingredion, Inc.	139,167	10,021,416
J.M. Smucker Co. (The)	55,866	5,767,047

		15,788,463

Health Care Equipment & Supplies 1.4%
Abbott Laboratories	193,550	7,145,866

Health Care Providers & Services 6.7%
Aetna, Inc.	161,900	9,299,536
DaVita HealthCare Partners, Inc. (a)	78,240	9,283,176
Laboratory Corporation of America Holdings (a)	53,403	4,985,704
♦UnitedHealth Group, Inc.	179,800	10,775,414

		34,343,830

Hotels, Restaurants & Leisure 4.2%
International Game Technology	499,270	8,462,626
Life Time Fitness, Inc. (a)	120,710	5,574,388
McDonald’s Corp.	73,740	7,531,804

		21,568,818

Insurance 2.5%
American International Group, Inc. (a)	126,250	5,229,275
Marsh & McLennan Cos., Inc.	194,290	7,384,963

		12,614,238

IT Services 3.6%
Cognizant Technology Solutions Corp. Class A (a)	18,454	1,195,819
Fidelity National Information Services, Inc.	134,710	5,664,555
♦Visa, Inc. Class A	67,158	11,313,437

		18,173,811

Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	213,145	8,832,729

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Machinery 4.1%
AGCO Corp.	111,140	$5,918,205
Ingersoll-Rand PLC	147,400	7,930,120
Wabtec Corp.	67,602	7,094,154

		20,942,479

Media 4.3%
Comcast Corp. Class A	245,140	9,631,551
♦Time Warner, Inc.	206,020	12,315,875

		21,947,426

Multi-Utilities 2.7%
Vectren Corp.	150,030	5,635,127
Wisconsin Energy Corp.	182,870	8,218,178

		13,853,305

Multiline Retail 1.6%
Kohl’s Corp.	177,950	8,374,327

Oil, Gas & Consumable Fuels 5.4%
Devon Energy Corp.	124,850	6,874,241
♦Exxon Mobil Corp.	128,250	11,412,968
Occidental Petroleum Corp.	104,327	9,312,228

		27,599,437

Pharmaceuticals 3.7%
AbbVie, Inc.	193,550	8,912,978
Endo Health Solutions, Inc. (a)	272,260	9,975,606

		18,888,584

Semiconductors & Semiconductor Equipment 2.0%
Texas Instruments, Inc.	275,158	9,963,471

Software 6.3%
Electronic Arts, Inc. (a)	258,030	4,543,908
♦Microsoft Corp.	546,320	18,083,192
Oracle Corp.	295,850	9,697,963

		32,325,063

Specialty Retail 3.0%
Staples, Inc.	412,550	5,462,162
TJX Cos., Inc.	201,700	9,836,909

		15,299,071

Total Common Stocks (Cost $391,074,534)		489,319,387

	Principal Amount	Value

Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $17,273,107 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $17,735,000 and a Market Value of $17,620,928)	$17,273,103	$17,273,103

Total Short-Term Investment (Cost $17,273,103)		17,273,103

Total Investments (Cost $408,347,637) (b)	99.4%	506,592,490
Other Assets, Less Liabilities	0.6	3,069,240
Net Assets	100.0%	$509,661,730

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $409,188,984 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$102,472,490
Gross unrealized depreciation	(5,068,984)

Net unrealized appreciation	$97,403,506

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$489,319,387	$—	$—	$489,319,387
Short-Term Investment
Repurchase Agreement	—	17,273,103	—	17,273,103

Total Investments in Securities	$489,319,387	$17,273,103	$—	$506,592,490

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $408,347,637)	$506,592,490
Receivables:
Investment securities sold	3,298,470
Dividends and interest	318,835
Fund shares sold	75,951
Other assets	41,693

Total assets	510,327,439

Liabilities
Payables:
Manager (See Note 3)	342,136
Fund shares redeemed	244,890
Professional fees	25,621
Transfer agent (See Note 3)	19,354
Shareholder communication	14,822
NYLIFE Distributors (See Note 3)	11,023
Trustees	1,226
Custodian	741
Accrued expenses	5,896

Total liabilities	665,709

Net assets	$509,661,730

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,378
Additional paid-in capital	392,726,335

392,746,713
Undistributed net investment income	1,439,668
Accumulated net realized gain (loss) on investments	17,230,496
Net unrealized appreciation (depreciation) on investments	98,244,853

Net assets	$509,661,730

Investor Class
Net assets applicable to outstanding shares	$9,272,538

Shares of beneficial interest outstanding	399,703

Net asset value per share outstanding	$23.20
Maximum sales charge (5.50% of offering price)	1.35

Maximum offering price per share outstanding	$24.55

Class A
Net assets applicable to outstanding shares	$13,217,799

Shares of beneficial interest outstanding	563,285

Net asset value per share outstanding	$23.47
Maximum sales charge (5.50% of offering price)	1.37

Maximum offering price per share outstanding	$24.84

Class B
Net assets applicable to outstanding shares	$5,228,350

Shares of beneficial interest outstanding	244,229

Net asset value and offering price per share outstanding	$21.41

Class C
Net assets applicable to outstanding shares	$2,806,170

Shares of beneficial interest outstanding	130,963

Net asset value and offering price per share outstanding	$21.43

Class I
Net assets applicable to outstanding shares	$479,136,873

Shares of beneficial interest outstanding	19,040,187

Net asset value and offering price per share outstanding	$25.16

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,765,524
Interest	647

Total income	4,766,171

Expenses
Manager (See Note 3)	1,942,937
Distribution/Service—Investor Class (See Note 3)	10,653
Distribution/Service—Class A (See Note 3)	15,131
Distribution/Service—Class B (See Note 3)	25,501
Distribution/Service—Class C (See Note 3)	12,881
Transfer agent (See Note 3)	55,142
Registration	34,478
Professional fees	28,772
Shareholder communication	18,144
Custodian	6,174
Trustees	5,335
Miscellaneous	12,806

Total expenses	2,167,954

Net investment income (loss)	2,598,217

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,071,966
Net change in unrealized appreciation (depreciation) on investments	45,085,554

Net realized and unrealized gain (loss) on investments	63,157,520

Net increase (decrease) in net assets resulting from operations	$65,755,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,598,217	$5,090,006
Net realized gain (loss) on investments	18,071,966	61,315,085
Net change in unrealized appreciation (depreciation) on investments	45,085,554	(3,367,851)

Net increase (decrease) in net assets resulting from operations	65,755,737	63,037,240

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(39,198)	—
Class A	(113,108)	(40,944)
Class I	(4,583,711)	(3,574,059)

	(4,736,017)	(3,615,003)

From net realized gain on investments:
Investor Class	(911,738)	(309,758)
Class A	(1,368,610)	(421,881)
Class B	(621,440)	(255,910)
Class C	(290,447)	(155,828)
Class I	(43,495,827)	(22,061,882)

	(46,688,062)	(23,205,259)

Total dividends and distributions to shareholders	(51,424,079)	(26,820,262)

Capital share transactions:
Net proceeds from sale of shares	64,257,481	80,671,274
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	50,907,972	26,262,518
Cost of shares redeemed	(72,609,883)	(302,663,062)

Increase (decrease) in net assets derived from capital share transactions	42,555,570	(195,729,270)

Net increase (decrease) in net assets	56,887,228	(159,512,292)

Net Assets
Beginning of period	452,774,502	612,286,794

End of period	$509,661,730	$452,774,502

Undistributed net investment income at end of period	$1,439,668	$3,577,468

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2013*		2012		2011	2010	2009		2008
Net asset value at beginning of period	$22.92		$21.68		$20.74	$17.66	$15.40		$23.34

Net investment income (loss) (a)	0.05		0.06		(0.03)	(0.01)	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	2.93		2.07		0.97	3.11	2.31		(7.81)

Total from investment operations	2.98		2.13		0.94	3.10	2.26		(7.94)

Less dividends and distributions:
From net investment income	(0.11)		—		—	(0.02)	—		—
From net realized gain on investments	(2.59)		(0.89)		—	—	—		—

Total dividends and distributions	(2.70)		(0.89)		—	(0.02)	—		—

Net asset value at end of period	$23.20		$22.92		$21.68	$20.74	$17.66		$15.40

Total investment return (b)	14.78	%(c)	10.14%		4.53%	17.56%	14.68	% (d)	(34.02	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	0.27%		(0.12%)	(0.04%)	(0.29%)		(0.88	%)††
Net expenses	1.59	%††	1.58	%(e)	1.58%	1.69%	1.67%		1.64	% ††
Expenses (before waiver/reimbursement)	1.59	%††	1.58	%(e)	1.58%	1.69%	1.96%		1.66	% ††
Portfolio turnover rate	22%		31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$9,273		$8,064		$7,659	$7,238	$6,384		$5,460

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011	2010	2009		2008
Net asset value at beginning of period	$23.20		$21.92		$20.93	$17.76	$15.42		$28.85

Net investment income (loss) (a)	0.10		0.16		0.07	0.09	0.02		(0.14)
Net realized and unrealized gain (loss) on investments	2.97		2.10		0.97	3.13	2.32		(11.05)

Total from investment operations	3.07		2.26		1.04	3.22	2.34		(11.19)

Less dividends and distributions:
From net investment income	(0.21)		(0.09)		(0.05)	(0.05)	—		—
From net realized gain on investments	(2.59)		(0.89)		—	—	—		(2.24)

Total dividends and distributions	(2.80)		(0.98)		(0.05)	(0.05)	—		(2.24)

Net asset value at end of period	$23.47		$23.20		$21.92	$20.93	$17.76		$15.42

Total investment return (b)	15.04	%(c)	10.71%		4.96%	18.15%	15.18	%(d)	(41.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95	%††	0.70%		0.30%	0.48%	0.13%		(0.59%)
Net expenses	1.16	%††	1.14	%(e)	1.15%	1.19%	1.26%		1.39%
Expenses (before waiver/reimbursement)	1.16	%††	1.14	%(e)	1.15%	1.19%	1.34%		1.40%
Portfolio turnover rate	22%		31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$13,218		$12,451		$10,466	$9,749	$14,006		$12,771

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011	2010	2009		2008
Net asset value at beginning of period	$21.31		$20.37		$19.63	$16.84	$14.80		$28.03

Net investment income (loss) (a)	(0.02)		(0.10)		(0.18)	(0.14)	(0.15)		(0.34)
Net realized and unrealized gain (loss) on investments	2.71		1.93		0.92	2.95	2.19		(10.65)

Total from investment operations	2.69		1.83		0.74	2.81	2.04		(10.99)

Less dividends and distributions:
From net investment income	—		—		—	(0.02)	—		—
From net realized gain on investments	(2.59)		(0.89)		—	—	—		(2.24)

Total dividends and distributions	(2.59)		(0.89)		—	(0.02)	—		(2.24)

Net asset value at end of period	$21.41		$21.31		$20.37	$19.63	$16.84		$14.80

Total investment return (b)	14.36	% (c)	9.34%		3.77%	16.69%	13.78	% (d)	(42.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22	%)††	(0.46%)		(0.86%)	(0.77%)	(1.04%)		(1.55%)
Net expenses	2.34	% ††	2.33	% (e)	2.33%	2.44%	2.42%		2.34%
Expenses (before waiver/reimbursement)	2.34	% ††	2.33	% (e)	2.33%	2.44%	2.71%		2.35%
Portfolio turnover rate	22%		31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$5,228		$5,137		$5,978	$6,362	$6,383		$6,191

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011	2010	2009		2008
Net asset value at beginning of period	$21.33		$20.39		$19.65	$16.86	$14.82		$28.06

Net investment income (loss) (a)	(0.03)		(0.09)		(0.18)	(0.14)	(0.15)		(0.34)
Net realized and unrealized gain (loss) on investments	2.72		1.92		0.92	2.95	2.19		(10.66)

Total from investment operations	2.69		1.83		0.74	2.81	2.04		(11.00)

Less dividends and distributions:
From net investment income	—		—		—	(0.02)	—		—
From net realized gain on investments	(2.59)		(0.89)		—	—	—		(2.24)

Total dividends and distributions	(2.59)		(0.89)		—	(0.02)	—		(2.24)

Net asset value at end of period	$21.43		$21.33		$20.39	$19.65	$16.86		$14.82

Total investment return (b)	14.35	% (c)	9.33%		3.77%	16.67%	13.77	% (d)	(42.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27	%)††	(0.45%)		(0.86%)	(0.79%)	(1.03%)		(1.55%)
Net expenses	2.34	% ††	2.33	% (e)	2.33%	2.44%	2.42%		2.34%
Expenses (before waiver/reimbursement)	2.34	% ††	2.33	% (e)	2.33%	2.44%	2.71%		2.35%
Portfolio turnover rate	22%		31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$2,806		$2,409		$3,498	$3,959	$3,514		$4,004

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011	2010	2009		2008
Net asset value at beginning of period	$24.71		$23.29		$22.24	$18.87	$16.33		$30.28

Net investment income (loss) (a)	0.14		0.23		0.13	0.13	0.07		(0.03)
Net realized and unrealized gain (loss) on investments	3.17		2.22		1.03	3.34	2.47		(11.68)

Total from investment operations	3.31		2.45		1.16	3.47	2.54		(11.71)

Less dividends and distributions:
From net investment income	(0.27)		(0.14)		(0.11)	(0.10)	—		—
From net realized gain on investments	(2.59)		(0.89)		—	—	—		(2.24)

Total dividends and distributions	(2.86)		(1.03)		(0.11)	(0.10)	—		(2.24)

Net asset value at end of period	$25.16		$24.71		$23.29	$22.24	$18.87		$16.33

Total investment return (b)	15.18	%(c)	10.96%		5.20%	18.42%	15.55	%(d)	(41.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	%††	0.98%		0.55%	0.62%	0.42%		(0.14%)
Net expenses	0.91	%††	0.89	%(e)	0.90%	0.94%	0.95%		0.93%
Expenses (before waiver/reimbursement)	0.91	%††	0.89	%(e)	0.90%	0.94%	1.09%		0.97%
Portfolio turnover rate	22%		31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$479,137		$424,714		$584,686	$510,263	$195,303		$157,222

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

22	MainStay Epoch U.S. All Cap Fund

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps

24	MainStay Epoch U.S. All Cap Fund

most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch. The closing of the Epoch Holding Merger resulted in a change of control of Epoch and an automatic termination of the previous subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended.

At a meeting held on March 21, 2013, the Board approved the continued retention of Epoch as the Fund’s subadvisor under the terms of an interim subadvisory agreement that took effect on March 27, 2013, following the closing of the Epoch Holding Merger. The Board also approved a new subadvisory agreement with Epoch that has identical terms to the previous subadvisory agreement in all material respects. Shareholder approval of the continued retention of Epoch as subadvisor and the new subadvisory agreement is required. The continued retention of Epoch as subadvisor and the new subadvisory agreement, among other proposals, are being considered by shareholders at a special meeting scheduled for July 1, 2013.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the six-month period ended April 30, 2013.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,942,937.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,113 and $2,140, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $133, $3,158 and $181, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$18,943
Class A	526
Class B	11,347
Class C	5,723
Class I	18,603

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$147,683,915	30.8%

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$3,615,003
Long Term Capital Gain	23,205,259
Total	$26,820,262

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $98,433 and $109,761, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	20,247	$446,314
Shares issued to shareholders in reinvestment of dividends and distributions	46,953	950,805
Shares redeemed	(31,099)	(682,822)

Net increase (decrease) in shares outstanding before conversion	36,101	714,297
Shares converted into Investor Class (See Note 1)	24,243	523,266
Shares converted from Investor Class (See Note 1)	(12,546)	(276,101)

Net increase (decrease)	47,798	$961,462

Year ended October 31, 2012:
Shares sold	46,781	$1,061,323
Shares issued to shareholders in reinvestment of distributions	14,664	308,737
Shares redeemed	(66,190)	(1,488,502)

Net increase (decrease) in shares outstanding before conversion	(4,745)	(118,442)
Shares converted into Investor Class (See Note 1)	40,546	908,326
Shares converted from Investor Class (See Note 1)	(37,152)	(835,306)

Net increase (decrease)	(1,351)	$(45,422)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	44,538	$997,611
Shares issued to shareholders in reinvestment of dividends and distributions	62,400	1,276,072
Shares redeemed	(94,434)	(2,045,037)

Net increase (decrease) in shares outstanding before conversion	12,504	228,646
Shares converted into Class A (See Note 1)	16,740	372,774
Shares converted from Class A (See Note 1)	(2,592)	(58,801)

Net increase (decrease)	26,652	$542,619

Year ended October 31, 2012:
Shares sold	125,997	$2,815,474
Shares issued to shareholders in reinvestment of dividends and distributions	19,782	419,789
Shares redeemed	(128,218)	(2,906,985)

Net increase (decrease) in shares outstanding before conversion	17,561	328,278
Shares converted into Class A (See Note 1)	45,898	1,043,902
Shares converted from Class A (See Note 1)	(4,244)	(99,763)

Net increase (decrease)	59,215	$1,272,417

26	MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	22,472	$455,997
Shares issued to shareholders in reinvestment of distributions	32,179	603,047
Shares redeemed	(23,324)	(478,899)

Net increase (decrease) in shares outstanding before conversion	31,327	580,145
Shares converted from Class B (See Note 1)	(28,126)	(561,138)

Net increase (decrease)	3,201	$19,007

Year ended October 31, 2012:
Shares sold	42,149	$877,730
Shares issued to shareholders in reinvestment of distributions	12,420	244,607
Shares redeemed	(58,330)	(1,213,880)

Net increase (decrease) in shares outstanding before conversion	(3,761)	(91,543)
Shares converted from Class B (See Note 1)	(48,689)	(1,017,159)

Net increase (decrease)	(52,450)	$(1,108,702)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	19,783	$394,915
Shares issued to shareholders in reinvestment of distributions	13,455	252,416
Shares redeemed	(15,206)	(313,117)

Net increase (decrease)	18,032	$334,214

Year ended October 31, 2012:
Shares sold	31,218	$648,911
Shares issued to shareholders in reinvestment of distributions	7,313	144,288
Shares redeemed	(97,170)	(2,042,595)

Net increase (decrease)	(58,639)	$(1,249,396)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,584,594	$61,962,644
Shares issued to shareholders in reinvestment of dividends and distributions	2,182,822	47,825,632
Shares redeemed	(2,914,587)	(69,090,008)

Net increase (decrease)	1,852,829	$40,698,268

Year ended October 31, 2012:
Shares sold	3,132,067	$75,267,836
Shares issued to shareholders in reinvestment of dividends and distributions	1,114,587	25,145,097
Shares redeemed	(12,158,673)	(295,011,100)

Net increase (decrease)	(7,912,019)	$(194,598,167)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

At a meeting held on March 21, 2013, the Board approved the continued retention of Epoch as the Fund’s subadvisor under the terms of an interim subadvisory agreement that took effect on March 27, 2013, following the closing of the Epoch Holding Merger (See Note 3). The Board also approved a new subadvisory agreement with Epoch that has identical terms to the previous subadvisory agreement in all material respects. Shareholder approval of the continued retention of Epoch as subadvisor and the new subadvisory agreement is required. The continued retention of Epoch as subadvisor and the new subadvisory agreement, among other proposals, are being considered by shareholders at a special meeting scheduled for July 1, 2013.

mainstayinvestments.com	27

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

28	MainStay Epoch U.S. All Cap Fund

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the

mainstayinvestments.com	29

I. Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Epoch U.S. All Cap Fund

II.  Board Consideration and Approval of Interim Subadvisory Agreement and

New Subadvisory Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved an interim Subadvisory Agreement (the “Interim Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013, as well as a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch to take effect upon approval by shareholders of the Fund. The Board was asked to approve the Interim Subadvisory Agreement and Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Interim Subadvisory Agreement and Subadvisory Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Interim Subadvisory Agreement and Subadvisory Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors;

and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Interim Subadvisory Agreement and Subadvisory Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement, and the profits to be realized by Epoch due to its relationship with the

mainstayinvestments.com	31

II. Board Consideration and Approval of Interim Subadvisory Agreement and

New Subadvisory Agreement (Unaudited) (continued)

Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with the Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch was the result of arm’s-length negotiations. Because Epoch’s subadvisory fee is paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Interim Subadvisory Agreement and Subadvisory Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Interim Subadvisory Agreement and Subadvisory Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Interim Subadvisory Agreement and Subadvisory Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement and Subadvisory Agreement.

32	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30066 MS175-13	MSEUAC10-06/13 NL0A1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	10.55%	12.58%	3.93%	6.91%	0.87%
		Excluding sales charges	13.97	16.06	4.56	7.23	0.87
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	10.64	12.71	4.01	6.95	0.68
		Excluding sales charges	14.07	16.20	4.65	7.27	0.68
Class I Shares	No Sales Charge		14.21	16.50	4.92	7.60	0.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	14.42%	16.89%	5.21%	7.88%
Average Lipper S&P 500 Index Objective Fund[6]	14.05%	16.21	4.63	7.36

5.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,139.70	$3.71	$1,021.30	$3.51

Class A Shares	$1,000.00	$1,140.70	$3.18	$1,021.80	$3.01

Class I Shares	$1,000.00	$1,142.10	$1.86	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.5%
Pharmaceuticals	5.9
Insurance	4.0
Computers & Peripherals	3.9
Diversified Financial Services	3.7
IT Services	3.6
Media	3.5
Software	3.4
Diversified Telecommunication Services	2.7
Commercial Banks	2.6
Beverages	2.4
Chemicals	2.4
Food & Staples Retailing	2.4
Aerospace & Defense	2.3
Industrial Conglomerates	2.3
Internet Software & Services	2.2
Specialty Retail	2.2
Household Products	2.1
Real Estate Investment Trusts	2.1
Biotechnology	2.0
Capital Markets	2.0
Electric Utilities	2.0
Health Care Equipment & Supplies	2.0
Semiconductors & Semiconductor Equipment	2.0
Health Care Providers & Services	1.9
Food Products	1.8
Hotels, Restaurants & Leisure	1.8
Tobacco	1.8
Communications Equipment	1.7
Energy Equipment & Services	1.7
Machinery	1.7
Multi-Utilities	1.3
Internet & Catalog Retail	1.0
Consumer Finance	0.9

Multiline Retail	0.8%
Road & Rail	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.6
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Metals & Mining	0.5
Automobiles	0.4
Electronic Equipment & Instruments	0.4
Auto Components	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Containers & Packaging	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Construction & Engineering	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	4.7
Other Assets, Less Liabilities	–1.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2013 (excluding short-term investments)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Chevron Corp.
6.	General Electric Co.

7.	Google, Inc. Class A

8.	International Business Machines Corp.

9.	Procter & Gamble Co. (The)

10.	Pfizer, Inc.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 13.97% for Investor Class shares and 14.07% for Class A shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 14.21%. Class A and Class I shares outperformed—and Investor Class shares underperformed—the 14.05% return of the average Lipper1 S&P 500 Index objective fund for the six months ended April 30, 2013. All share classes underperformed the 14.42% return of the S&P 500® Index2 for the six months ended April 30, 2013. The S&P 500® Index is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to MainStay S&P 500 Index Fund, changed its name to Cornerstone Capital Management Holdings LLC.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns were airlines, biotechnology and diversified consumer services. The S&P 500® industries with the lowest total returns were metals & mining, computers & peripherals and thrifts & mortgage finance.

During the reporting period, which industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were pharma-

ceuticals, diversified financial services, and media. (Contributions take weightings and total returns into account.) The industries that made the weakest contributions to the Fund’s performance were computers & peripherals, metals & mining and thrifts & mortgage finance.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns were Internet-based entertainment provider Netflix, health care company Tenet Healthcare and renewable energy company First Solar. The S&P 500® stocks with the lowest total returns were mining companies Cliffs Natural Resources and Newmont Mining, followed by retailer J.C. Penny.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were diversified health care company Johnson & Johnson, Internet search provider Google and software giant Microsoft. The S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were computers & peripherals company Apple and mining companies Newmont Mining and Freeport-McMoRan Copper & Gold.

Were there any changes in the S&P 500® Index during the reporting period?

During the six months ended April 30, 2013, there were six additions to and six deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included research-based pharmaceutical company AbbVie and biotechnology company Regeneron Pharmaceuticals. Significant deletions from the S&P 500® Index included global electrical products manufacturer Cooper Industries and wireless broadband provider MetroPCS Communications.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 2.3%
Boeing Co. (The)	79,550	$7,271,666
General Dynamics Corp.	38,619	2,856,261
Honeywell International, Inc.	91,413	6,722,512
L-3 Communications Holdings, Inc.	10,653	865,556
Lockheed Martin Corp.	31,367	3,108,156
Northrop Grumman Corp.	27,718	2,099,361
Precision Castparts Corp.	17,109	3,272,781
Raytheon Co.	38,031	2,334,343
Rockwell Collins, Inc.	15,964	1,004,455
Textron, Inc.	31,738	817,254
United Technologies Corp.	98,398	8,982,753

		39,335,098

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	18,809	1,117,066
Expeditors International of Washington, Inc.	24,539	881,686
FedEx Corp.	34,185	3,213,732
United Parcel Service, Inc. Class B	83,503	7,167,898

		12,380,382

Airlines 0.1%
Southwest Airlines Co.	85,108	1,165,980

Auto Components 0.3%
BorgWarner, Inc. (a)	13,661	1,067,880
Delphi Automotive PLC	34,449	1,591,888
Goodyear Tire & Rubber Co. (The) (a)	28,500	356,108
Johnson Controls, Inc.	79,651	2,788,582

		5,804,458

Automobiles 0.4%
Ford Motor Co.	458,475	6,285,692
Harley-Davidson, Inc.	26,550	1,450,958

		7,736,650

Beverages 2.4%
Beam, Inc.	18,907	1,223,472
Brown-Forman Corp. Class B	17,637	1,243,409
Coca-Cola Co. (The)	448,017	18,964,560
Coca-Cola Enterprises, Inc.	30,754	1,126,519
Constellation Brands, Inc. Class A (a)	17,823	879,565
Dr. Pepper Snapple Group, Inc.	23,803	1,162,300
Molson Coors Brewing Co. Class B	18,122	935,095
Monster Beverage Corp. (a)	16,835	949,494
PepsiCo., Inc.	180,526	14,887,979

		41,372,393

Biotechnology 2.0%
Alexion Pharmaceuticals, Inc. (a)	22,672	2,221,856
Amgen, Inc.	87,484	9,116,708

	Shares	Value

Biotechnology (continued)
Biogen Idec, Inc. (a)	27,657	$6,054,947
Celgene Corp. (a)	48,947	5,779,172
Gilead Sciences, Inc. (a)	177,954	9,011,591
Regeneron Pharmaceuticals, Inc. (a)	8,915	1,917,973

		34,102,247

Building Products 0.0%‡
Masco Corp.	41,592	808,548

Capital Markets 2.0%
Ameriprise Financial, Inc.	23,784	1,772,622
Bank of New York Mellon Corp.	136,453	3,850,704
BlackRock, Inc.	14,638	3,901,027
Charles Schwab Corp. (The)	127,602	2,164,130
E*TRADE Financial Corp. (a)	33,268	342,328
Franklin Resources, Inc.	16,096	2,489,407
Goldman Sachs Group, Inc. (The)	51,148	7,471,188
Invesco, Ltd.	51,872	1,646,417
Legg Mason, Inc.	13,415	427,402
Morgan Stanley	161,100	3,568,365
Northern Trust Corp.	25,496	1,374,744
State Street Corp.	53,405	3,122,590
T. Rowe Price Group, Inc.	30,276	2,195,010

		34,325,934

Chemicals 2.4%
Air Products & Chemicals, Inc.	24,269	2,110,432
Airgas, Inc.	8,010	774,167
CF Industries Holdings, Inc.	7,301	1,361,710
Dow Chemical Co. (The)	140,779	4,773,816
E.I. du Pont de Nemours & Co.	109,210	5,953,037
Eastman Chemical Co.	17,805	1,186,703
Ecolab, Inc.	30,989	2,622,289
FMC Corp.	15,992	970,714
International Flavors & Fragrances, Inc.	9,489	732,456
LyondellBasell Industries, N.V. Class A	44,193	2,682,515
Monsanto Co.	62,632	6,690,350
Mosaic Co. (The)	32,343	1,992,005
PPG Industries, Inc.	16,666	2,452,235
Praxair, Inc.	34,736	3,970,325
Sherwin-Williams Co. (The)	10,032	1,836,960
Sigma-Aldrich Corp.	14,066	1,106,854

		41,216,568

Commercial Banks 2.6%
BB&T Corp.	81,423	2,505,386
Comerica, Inc.	21,937	795,216
Fifth Third Bancorp	102,312	1,742,373
First Horizon National Corp.	29,001	301,610
Huntington Bancshares, Inc.	100,045	717,323

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
KeyCorp	107,991	$1,076,670
M&T Bank Corp.	14,188	1,421,638
PNC Financial Services Group, Inc.	61,662	4,185,617
Regions Financial Corp.	164,608	1,397,522
SunTrust Banks, Inc.	62,713	1,834,355
U.S. Bancorp	217,813	7,248,817
Wells Fargo & Co.	572,990	21,762,160
Zions Bancorp.	21,447	528,025

		45,516,712

Commercial Services & Supplies 0.5%
ADT Corp. (The) (a)	25,764	1,124,341
Avery Dennison Corp.	11,823	490,063
Cintas Corp.	12,538	562,580
Iron Mountain, Inc.	19,844	751,294
Pitney Bowes, Inc.	23,365	319,400
Republic Services, Inc.	34,894	1,189,187
Stericycle, Inc. (a)	10,148	1,099,231
Tyco International, Ltd.	54,347	1,745,626
Waste Management, Inc.	50,743	2,079,448

		9,361,170

Communications Equipment 1.7%
Cisco Systems, Inc.	623,260	13,038,599
F5 Networks, Inc. (a)	9,206	703,615
Harris Corp.	13,190	609,378
JDS Uniphase Corp. (a)	26,997	364,459
Juniper Networks, Inc. (a)	60,172	995,847
Motorola Solutions, Inc.	32,204	1,842,069
QUALCOMM, Inc.	200,833	12,375,329

		29,929,296

Computers & Peripherals 3.9%
♦Apple, Inc.	109,780	48,605,095
Dell, Inc.	169,686	2,273,793
EMC Corp. (a)	245,868	5,514,819
Hewlett-Packard Co.	228,255	4,702,053
NetApp, Inc. (a)	41,806	1,458,611
SanDisk Corp. (a)	28,131	1,475,190
Seagate Technology PLC	37,333	1,370,121
Western Digital Corp.	25,319	1,399,634

		66,799,316

Construction & Engineering 0.1%
Fluor Corp.	18,996	1,082,392
Jacobs Engineering Group, Inc. (a)	15,108	762,652
Quanta Services, Inc. (a)	24,881	683,730

		2,528,774

Construction Materials 0.0%‡
Vulcan Materials Co.	15,068	751,592

	Shares	Value

Consumer Finance 0.9%
American Express Co.	112,338	$7,685,043
Capital One Financial Corp.	68,059	3,932,449
Discover Financial Services	57,907	2,532,852
SLM Corp.	52,992	1,094,285

		15,244,629

Containers & Packaging 0.2%
Ball Corp.	17,670	779,600
Bemis Co., Inc.	12,030	473,381
MeadWestvaco Corp.	20,211	696,875
Owens-Illinois, Inc. (a)	19,229	505,338
Sealed Air Corp.	22,642	500,841

		2,956,035

Distributors 0.1%
Genuine Parts Co.	18,065	1,378,901

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	11,756	215,957
H&R Block, Inc.	31,574	875,863

		1,091,820

Diversified Financial Services 3.7%
Bank of America Corp.	1,264,792	15,569,589
Citigroup, Inc.	355,203	16,573,772
CME Group, Inc.	35,791	2,178,240
IntercontinentalExchange, Inc. (a)	8,475	1,380,832
JPMorgan Chase & Co.	447,396	21,926,878
Leucadia National Corp.	34,246	1,057,859
McGraw-Hill Cos., Inc. (The)	32,632	1,765,717
Moody’s Corp.	22,523	1,370,525
NASDAQ OMX Group, Inc. (The)	13,804	406,942
NYSE Euronext	28,664	1,112,450

		63,342,804

Diversified Telecommunication Services 2.7%
AT&T, Inc.	641,782	24,041,154
CenturyLink, Inc.	73,154	2,748,396
Frontier Communications Corp.	116,296	483,791
Verizon Communications, Inc.	334,106	18,011,654
Windstream Corp.	68,471	583,373

		45,868,368

Electric Utilities 2.0%
American Electric Power Co., Inc.	56,472	2,904,355
Duke Energy Corp.	82,368	6,194,074
Edison International	37,947	2,041,549
Entergy Corp.	20,648	1,470,757
Exelon Corp.	99,944	3,748,899
FirstEnergy Corp.	48,708	2,269,793
NextEra Energy, Inc.	49,386	4,051,134
Northeast Utilities	36,546	1,656,630
Pepco Holdings, Inc.	28,997	655,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Pinnacle West Capital Corp.	12,758	$776,962
PPL Corp.	67,628	2,257,423
Southern Co.	101,910	4,915,119
Xcel Energy, Inc.	56,780	1,805,036

		34,747,063

Electrical Equipment 0.6%
Eaton Corp. PLC	55,068	3,381,726
Emerson Electric Co.	84,404	4,685,266
Rockwell Automation, Inc.	16,220	1,375,131
Roper Industries, Inc.	11,621	1,390,453

		10,832,576

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	18,756	1,416,453
Corning, Inc.	172,110	2,495,595
FLIR Systems, Inc.	16,945	411,933
Jabil Circuit, Inc.	21,791	387,880
Molex, Inc.	16,033	442,030
TE Connectivity, Ltd.	49,141	2,140,090

		7,293,981

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	51,644	2,344,121
Cameron International Corp. (a)	28,972	1,783,227
Diamond Offshore Drilling, Inc.	8,096	559,434
Ensco PLC Class A	27,023	1,558,687
FMC Technologies, Inc. (a)	27,767	1,507,748
Halliburton Co.	108,921	4,658,551
Helmerich & Payne, Inc.	12,308	721,495
Nabors Industries, Ltd.	33,818	500,168
National Oilwell Varco, Inc.	49,663	3,239,021
Noble Corp.	29,420	1,103,250
Rowan Cos. PLC Class A (a)	14,465	470,546
Schlumberger, Ltd.	155,261	11,556,076

		30,002,324

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	50,922	5,521,472
CVS Caremark Corp.	143,899	8,372,044
Kroger Co. (The)	60,600	2,083,428
Safeway, Inc.	27,894	628,173
Sysco Corp.	68,924	2,402,691
Wal-Mart Stores, Inc.	195,514	15,195,348
Walgreen Co.	100,290	4,965,358
Whole Foods Market, Inc.	20,000	1,766,400

		40,934,914

Food Products 1.8%
Archer-Daniels-Midland Co.	76,707	2,603,436
Campbell Soup Co.	20,982	973,775
ConAgra Foods, Inc.	48,105	1,701,474

	Shares	Value

Food Products (continued)
Dean Foods Co. (a)	21,524	$411,969
General Mills, Inc.	75,511	3,807,265
H.J. Heinz Co.	37,295	2,700,904
Hershey Co. (The)	17,444	1,555,307
Hormel Foods Corp.	15,613	644,348
J.M. Smucker Co. (The)	12,537	1,294,194
Kellogg Co.	29,188	1,898,388
Kraft Foods Group, Inc.	69,263	3,566,352
McCormick & Co., Inc.	15,447	1,111,257
Mead Johnson Nutrition Co.	23,737	1,924,833
Mondelez International, Inc. Class A	207,389	6,522,384
Tyson Foods, Inc. Class A	33,749	831,238

		31,547,124

Gas Utilities 0.1%
AGL Resources, Inc.	13,685	600,087
ONEOK, Inc.	23,883	1,226,631

		1,826,718

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	183,598	6,778,438
Baxter International, Inc.	63,814	4,458,684
Becton, Dickinson & Co.	22,672	2,137,970
Boston Scientific Corp. (a)	160,851	1,204,774
C.R. Bard, Inc.	8,891	883,410
CareFusion Corp. (a)	25,843	864,190
Covidien PLC	55,178	3,522,564
DENTSPLY International, Inc.	16,745	709,151
Edwards Lifesciences Corp. (a)	13,484	860,144
Intuitive Surgical, Inc. (a)	4,691	2,309,332
Medtronic, Inc.	118,033	5,509,780
St. Jude Medical, Inc.	33,420	1,377,572
Stryker Corp.	33,675	2,208,407
Varian Medical Systems, Inc. (a)	12,901	840,371
Zimmer Holdings, Inc.	19,953	1,525,407

		35,190,194

Health Care Providers & Services 1.9%
Aetna, Inc.	38,340	2,202,249
AmerisourceBergen Corp.	26,913	1,456,531
Cardinal Health, Inc.	39,727	1,756,728
Cigna Corp.	33,595	2,222,981
Coventry Health Care, Inc.	15,586	772,286
DaVita HealthCare Partners, Inc. (a)	9,866	1,170,601
Express Scripts Holding Co. (a)	95,675	5,680,225
Humana, Inc.	18,398	1,363,476
Laboratory Corporation of America Holdings (a)	10,883	1,016,037
McKesson Corp.	27,222	2,880,632
Patterson Cos., Inc.	9,901	375,743
Quest Diagnostics, Inc.	18,492	1,041,654
Tenet Healthcare Corp. (a)	12,133	550,353

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	119,805	$7,179,914
WellPoint, Inc.	35,442	2,584,431

		32,253,841

Health Care Technology 0.1%
Cerner Corp. (a)	16,942	1,639,477

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	52,093	1,797,729
Chipotle Mexican Grill, Inc. (a)	3,628	1,317,653
Darden Restaurants, Inc.	14,930	770,836
International Game Technology	31,120	527,484
Marriott International, Inc. Class A	28,822	1,241,075
McDonald’s Corp.	117,175	11,968,255
Starbucks Corp.	87,587	5,328,793
Starwood Hotels & Resorts Worldwide, Inc.	22,894	1,477,121
Wyndham Worldwide Corp.	16,121	968,550
Wynn Resorts, Ltd.	9,248	1,269,750
Yum! Brands, Inc.	52,731	3,592,036

		30,259,282

Household Durables 0.3%
D.R. Horton, Inc.	32,345	843,558
Garmin, Ltd.	12,694	445,305
Harman International Industries, Inc.	7,819	349,587
Leggett & Platt, Inc.	16,366	527,640
Lennar Corp. Class A	18,952	781,201
Newell Rubbermaid, Inc.	33,646	886,236
PulteGroup, Inc. (a)	39,320	825,327
Whirlpool Corp.	9,181	1,049,205

		5,708,059

Household Products 2.1%
Clorox Co. (The)	15,332	1,322,385
Colgate-Palmolive Co.	51,389	6,136,360
Kimberly-Clark Corp.	45,310	4,675,539
♦Procter & Gamble Co. (The)	319,306	24,513,122

		36,647,406

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	72,315	1,002,286
NRG Energy, Inc.	37,473	1,044,372

		2,046,658

Industrial Conglomerates 2.3%
3M Co.	74,292	7,779,115
Danaher Corp.	67,774	4,130,148
♦General Electric Co.	1,215,463	27,092,670

		39,001,933

Insurance 4.0%
ACE, Ltd.	39,656	3,534,936
Aflac, Inc.	54,540	2,969,158

	Shares	Value

Insurance (continued)
Allstate Corp. (The)	55,809	$2,749,151
American International Group, Inc. (a)	172,289	7,136,210
Aon PLC	36,420	2,197,947
Assurant, Inc.	9,454	449,443
Berkshire Hathaway, Inc. Class B (a)	213,202	22,667,637
Chubb Corp. (The)	30,568	2,692,124
Cincinnati Financial Corp.	17,033	833,084
Genworth Financial, Inc. Class A (a)	57,255	574,268
Hartford Financial Services Group, Inc. (The)	50,755	1,425,708
Lincoln National Corp.	31,732	1,079,205
Loews Corp.	36,411	1,626,479
Marsh & McLennan Cos., Inc.	64,100	2,436,441
MetLife, Inc.	127,830	4,984,092
Principal Financial Group, Inc.	32,316	1,166,608
Progressive Corp. (The)	65,292	1,651,235
Prudential Financial, Inc.	54,278	3,279,477
Torchmark Corp.	11,118	690,094
Travelers Companies, Inc. (The)	44,179	3,773,328
Unum Group	30,935	862,777
XL Group PLC	34,478	1,073,645

		69,853,047

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	42,506	10,788,448
Expedia, Inc.	10,909	609,158
Netflix, Inc. (a)	6,466	1,397,109
Priceline.com, Inc. (a)	5,829	4,056,926
TripAdvisor, Inc. (a)	12,762	671,026

		17,522,667

Internet Software & Services 2.2%
Akamai Technologies, Inc. (a)	20,648	906,654
eBay, Inc. (a)	136,396	7,145,787
♦Google, Inc. Class A (a)	31,213	25,737,303
VeriSign, Inc. (a)	17,833	821,566
Yahoo!, Inc. (a)	113,284	2,801,513

		37,412,823

IT Services 3.6%
Accenture PLC Class A	75,340	6,135,690
Automatic Data Processing, Inc.	56,694	3,817,774
Cognizant Technology Solutions Corp. Class A (a)	35,275	2,285,820
Computer Sciences Corp.	18,099	847,938
Fidelity National Information Services, Inc.	34,272	1,441,138
Fiserv, Inc. (a)	15,602	1,421,498
♦International Business Machines Corp.	122,460	24,803,048
MasterCard, Inc. Class A	12,341	6,823,709
Paychex, Inc.	37,599	1,368,980
SAIC, Inc.	33,044	493,677
Teradata Corp. (a)	19,649	1,003,475
Total System Services, Inc.	18,841	445,024
Visa, Inc. Class A	60,281	10,154,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Western Union Co.	66,484	$984,628

		62,027,336

Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,505	639,732
Mattel, Inc.	40,270	1,838,728

		2,478,460

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	40,588	1,681,967
Life Technologies Corp. (a)	19,919	1,467,831
PerkinElmer, Inc.	13,287	407,246
Thermo Fisher Scientific, Inc.	41,803	3,372,666
Waters Corp. (a)	10,105	933,702

		7,863,412

Machinery 1.7%
Caterpillar, Inc.	76,569	6,483,097
Cummins, Inc.	20,627	2,194,506
Deere & Co.	45,626	4,074,402
Dover Corp.	20,419	1,408,503
Flowserve Corp.	5,658	894,643
Illinois Tool Works, Inc.	48,548	3,134,259
Ingersoll-Rand PLC	32,216	1,733,221
Joy Global, Inc.	12,330	696,891
PACCAR, Inc.	41,172	2,049,542
Pall Corp.	13,056	870,966
Parker Hannifin Corp.	17,407	1,541,738
Pentair, Ltd.	24,359	1,323,912
Snap-On, Inc.	6,773	583,833
Stanley Black & Decker, Inc.	18,567	1,388,997
Xylem, Inc.	21,614	599,788

		28,978,298

Media 3.5%
Cablevision Systems Corp. Class A	25,137	373,536
CBS Corp. Class B	68,395	3,131,123
Comcast Corp. Class A	308,533	12,742,413
DIRECTV Class A (a)	66,992	3,789,067
Discovery Communications, Inc. Class A (a)	28,562	2,251,257
Gannett Co., Inc.	26,959	543,493
Interpublic Group of Cos., Inc. (The)	48,521	671,531
News Corp. Class A	233,749	7,239,207
Omnicom Group, Inc.	30,556	1,826,332
Scripps Networks Interactive Class A	10,066	670,194
Time Warner Cable, Inc.	34,543	3,243,242
Time Warner, Inc.	109,268	6,532,041
Viacom, Inc. Class B	53,229	3,406,124
Walt Disney Co. (The)	211,039	13,261,691
Washington Post Co. (The) Class B	529	234,527

		59,915,778

	Shares	Value

Metals & Mining 0.5%
Alcoa, Inc.	124,247	$1,056,099
Allegheny Technologies, Inc.	12,481	336,737
Cliffs Natural Resources, Inc.	17,535	374,197
Freeport-McMoRan Copper & Gold, Inc.	110,555	3,364,189
Newmont Mining Corp.	57,784	1,872,202
Nucor Corp.	36,972	1,612,719
United States Steel Corp.	16,803	299,093

		8,915,236

Multi-Utilities 1.3%
Ameren Corp.	28,259	1,024,389
CenterPoint Energy, Inc.	49,775	1,228,447
CMS Energy Corp.	30,863	924,038
Consolidated Edison, Inc.	34,112	2,171,229
Dominion Resources, Inc.	67,366	4,155,135
DTE Energy Co.	20,001	1,457,673
Integrys Energy Group, Inc.	9,172	564,628
NiSource, Inc.	36,116	1,109,845
PG&E Corp.	51,272	2,483,616
Public Service Enterprise Group, Inc.	58,925	2,157,244
SCANA Corp.	16,265	881,563
Sempra Energy	26,425	2,189,311
TECO Energy, Inc.	23,709	453,553
Wisconsin Energy Corp.	26,846	1,206,459

		22,007,130

Multiline Retail 0.8%
Dollar General Corp. (a)	35,344	1,841,069
Dollar Tree, Inc. (a)	26,838	1,276,415
Family Dollar Stores, Inc.	11,301	693,542
J.C. Penney Co., Inc.	16,585	272,326
Kohl’s Corp.	24,694	1,162,100
Macy’s, Inc.	46,133	2,057,532
Nordstrom, Inc.	17,804	1,007,528
Target Corp.	75,951	5,359,103

		13,669,615

Office Electronics 0.1%
Xerox Corp.	143,384	1,230,235

Oil, Gas & Consumable Fuels 8.5%
Anadarko Petroleum Corp.	58,512	4,959,477
Apache Corp.	45,793	3,383,187
Cabot Oil & Gas Corp.	24,455	1,664,163
Chesapeake Energy Corp.	60,441	1,181,017
♦Chevron Corp.	227,084	27,706,519
ConocoPhillips	142,723	8,627,605
CONSOL Energy, Inc.	26,510	891,796
Denbury Resources, Inc. (a)	43,654	780,970
Devon Energy Corp.	44,136	2,430,128
EOG Resources, Inc.	31,764	3,848,526
EQT Corp.	17,419	1,308,515
♦Exxon Mobil Corp.	523,724	46,606,199

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	34,604	$2,497,717
Kinder Morgan, Inc.	73,806	2,885,815
Marathon Oil Corp.	82,725	2,702,626
Marathon Petroleum Corp.	38,742	3,035,823
Murphy Oil Corp.	21,313	1,323,324
Newfield Exploration Co. (a)	15,720	342,539
Noble Energy, Inc.	20,991	2,378,070
Occidental Petroleum Corp.	94,158	8,404,543
Peabody Energy Corp.	31,246	626,795
Phillips 66	72,649	4,427,957
Pioneer Natural Resources Co.	15,432	1,886,253
QEP Resources, Inc.	20,701	594,326
Range Resources Corp.	18,923	1,391,219
Southwestern Energy Co. (a)	41,033	1,535,455
Spectra Energy Corp.	77,687	2,449,471
Tesoro Corp.	16,292	869,993
Valero Energy Corp.	64,633	2,606,003
Williams Cos., Inc. (The)	79,665	3,037,626
WPX Energy, Inc. (a)	23,177	362,256

		146,745,913

Paper & Forest Products 0.1%
International Paper Co.	51,573	2,422,900

Personal Products 0.2%
Avon Products, Inc.	50,320	1,165,411
Estee Lauder Cos., Inc. (The) Class A	28,021	1,943,257

		3,108,668

Pharmaceuticals 5.9%
AbbVie, Inc.	184,454	8,494,107
Actavis, Inc. (a)	14,866	1,571,782
Allergan, Inc.	35,886	4,074,855
Bristol-Myers Squibb Co.	191,392	7,602,090
Eli Lilly & Co.	116,690	6,462,292
Forest Laboratories, Inc. (a)	27,229	1,018,637
Hospira, Inc. (a)	19,229	636,865
♦Johnson & Johnson	326,540	27,831,004
Merck & Co., Inc.	353,287	16,604,489
Mylan, Inc. (a)	46,236	1,345,930
Perrigo Co.	10,235	1,222,161
♦Pfizer, Inc.	840,336	24,428,568

		101,292,780

Professional Services 0.1%
Dun & Bradstreet Corp.	4,815	425,887
Equifax, Inc.	13,958	854,230
Robert Half International, Inc.	16,525	542,350

		1,822,467

	Shares	Value

Real Estate Investment Trusts 2.1%
American Tower Corp.	46,146	$3,875,802
Apartment Investment & Management Co. Class A	16,950	527,314
AvalonBay Communities, Inc.	13,299	1,769,299
Boston Properties, Inc.	17,725	1,939,647
Equity Residential	37,549	2,180,095
HCP, Inc.	52,996	2,824,687
Health Care REIT, Inc.	30,502	2,286,735
Host Hotels & Resorts, Inc.	84,140	1,537,238
Kimco Realty Corp.	47,393	1,127,005
Plum Creek Timber Co., Inc.	18,808	969,364
ProLogis, Inc.	57,687	2,419,970
Public Storage	16,784	2,769,360
Simon Property Group, Inc.	36,666	6,529,115
Ventas, Inc.	34,125	2,717,374
Vornado Realty Trust	19,926	1,744,721
Weyerhaeuser Co.	63,410	1,934,639

		37,152,365

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	35,159	851,551

Road & Rail 0.8%
CSX Corp.	119,322	2,934,128
Norfolk Southern Corp.	36,885	2,855,637
Ryder System, Inc.	5,952	345,632
Union Pacific Corp.	54,897	8,122,560

		14,257,957

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc. (a)	70,022	197,462
Altera Corp.	37,261	1,192,725
Analog Devices, Inc.	35,928	1,580,473
Applied Materials, Inc.	140,610	2,040,251
Broadcom Corp. Class A	61,190	2,202,840
First Solar, Inc. (a)	6,988	325,361
Intel Corp.	578,143	13,846,525
KLA-Tencor Corp.	19,395	1,052,179
Lam Research Corp. (a)	18,954	876,054
Linear Technology Corp.	26,809	978,529
LSI Corp. (a)	64,971	424,910
Microchip Technology, Inc.	22,551	821,307
Micron Technology, Inc. (a)	118,491	1,116,185
NVIDIA Corp.	72,126	993,175
Teradyne, Inc. (a)	21,837	359,000
Texas Instruments, Inc.	129,140	4,676,159
Xilinx, Inc.	30,537	1,157,658

		33,840,793

Software 3.4%
Adobe Systems, Inc. (a)	58,045	2,616,669
Autodesk, Inc. (a)	26,436	1,041,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Software (continued)
BMC Software, Inc. (a)	15,325	$696,981
CA, Inc.	39,141	1,055,633
Citrix Systems, Inc. (a)	21,778	1,353,938
Electronic Arts, Inc. (a)	35,163	619,220
Intuit, Inc.	32,477	1,936,928
♦Microsoft Corp.	881,197	29,167,621
Oracle Corp.	431,650	14,149,487
Red Hat, Inc. (a)	22,481	1,077,514
Salesforce.com, Inc. (a)	62,996	2,589,766
Symantec Corp. (a)	81,000	1,968,300

		58,273,107

Specialty Retail 2.2%
Abercrombie & Fitch Co. Class A	9,289	460,363
AutoNation, Inc. (a)	4,498	204,704
AutoZone, Inc. (a)	4,247	1,737,405
Bed Bath & Beyond, Inc. (a)	26,433	1,818,590
Best Buy Co., Inc.	30,976	805,066
Carmax, Inc. (a)	26,596	1,224,480
GameStop Corp. Class A	14,385	502,037
Gap, Inc. (The)	34,733	1,319,507
Home Depot, Inc. (The)	174,773	12,819,600
L Brands, Inc.	27,781	1,400,440
Lowe’s Companies, Inc.	129,748	4,984,918
O’Reilly Automotive, Inc. (a)	12,960	1,390,867
PetSmart, Inc.	12,598	859,688
Ross Stores, Inc.	26,087	1,723,568
Staples, Inc.	79,510	1,052,712
Tiffany & Co.	13,863	1,021,426
TJX Cos., Inc.	85,112	4,150,912
Urban Outfitters, Inc. (a)	12,711	526,744

		38,003,027

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	32,821	1,931,844
Fossil, Inc. (a)	6,383	626,300
NIKE, Inc. Class B	84,807	5,393,725
PVH Corp.	9,103	1,050,577
Ralph Lauren Corp.	7,115	1,291,942
VF Corp.	10,239	1,824,795

		12,119,183

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	55,359	460,033
People’s United Financial, Inc.	39,924	525,400

		985,433

Tobacco 1.8%
Altria Group, Inc.	234,934	8,577,440
Lorillard, Inc.	44,615	1,913,538
Philip Morris International, Inc.	192,612	18,411,781
Reynolds American, Inc.	37,846	1,794,657

		30,697,416

	Shares	Value

Trading Companies & Distributors 0.2%
Fastenal Co.	31,386	$1,539,483
W.W. Grainger, Inc.	6,981	1,720,607

		3,260,090

Wireless Telecommunication Services 0.3%
Crown Castle International Corp. (a)	34,129	2,627,933
MetroPCS Communications, Inc. (a)	19,140	226,618
Sprint Nextel Corp. (a)	349,402	2,463,284

		5,317,835

Total Common Stocks (Cost $838,068,988)		1,664,974,747	(b)

	Principal Amount
Short-Term Investments 4.7%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $54,200 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $55,000 and a Market Value of $55,583)	$54,200	54,200

Total Repurchase Agreement (Cost $54,200)		54,200

U.S. Government 4.7%
United States Treasury Bills
0.035% - 0.092%, due 7/11/13 (c)	17,600,000	17,599,120
0.049% - 0.074%, due 7/25/13 (c)(d)	7,000,000	6,999,160
0.056%, due 7/11/13 (c)	56,600,000	56,597,170

Total U.S. Government (Cost $81,190,931)		81,195,450

Total Short-Term Investments (Cost $81,245,131)		81,249,650

Total Investments (Cost $919,314,119) (f)	101.1%	1,746,224,397
Other Assets, Less Liabilities	(1.1)	(18,373,995)
Net Assets	100.0%	$1,727,850,402

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini June 2013	996	$2,174,600

Total Futures Contracts (Settlement Value $79,291,560) (b)		$2,174,600

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 100.9% of net assets.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(f)	As of April 30, 2013, cost is $962,346,802 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$854,150,213
Gross unrealized depreciation	(70,272,618)

Net unrealized appreciation	$783,877,595

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,664,974,747	$—	$—	$1,664,974,747
Short-Term Investments
Repurchase Agreement	—	54,200	—	54,200
U.S. Government	—	81,195,450	—	81,195,450

Total Short-Term Investments	—	81,249,650	—	81,249,650

Total Investments in Securities	1,664,974,747	81,249,650	—	1,746,224,397

Other Financial Instruments
Futures Contracts Long (b)	2,174,600	—	—	2,174,600

Total Other Financial Instruments	2,174,600	—	—	2,174,600

Total Investments in Securities and Other Financial Instruments	$1,667,149,347	$81,249,650	$—	$1,748,398,997

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $919,314,119)	$1,746,224,397
Receivables:
Fund shares sold	1,719,726
Dividends and interest	1,504,981
Variation margin on futures contracts	203,273
Investment securities sold	3,221
Other assets	40,289

Total assets	1,749,695,887

Liabilities
Payables:
Fund shares redeemed	18,873,823
Investment securities purchased	1,917,750
Transfer agent (See Note 3)	492,347
Manager (See Note 3)	240,576
NYLIFE Distributors (See Note 3)	96,852
Shareholder communication	58,724
Professional fees	50,889
Custodian	10,493
Trustees	4,277
Accrued expenses	99,754

Total liabilities	21,845,485

Net assets	$1,727,850,402

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,679
Additional paid-in capital	1,021,389,258

1,021,435,937
Undistributed net investment income	8,561,285
Accumulated net realized gain (loss) on investments and futures transactions	(131,231,698)
Net unrealized appreciation (depreciation) on investments and futures contracts	829,084,878

Net assets	$1,727,850,402

Investor Class
Net assets applicable to outstanding shares	$25,043,103

Shares of beneficial interest outstanding	681,031

Net asset value per share outstanding	$36.77
Maximum sales charge (3.00% of offering price)	1.14

Maximum offering price per share outstanding	$37.91

Class A
Net assets applicable to outstanding shares	$453,519,896

Shares of beneficial interest outstanding	12,331,938

Net asset value per share outstanding	$36.78
Maximum sales charge (3.00% of offering price)	1.14

Maximum offering price per share outstanding	$37.92

Class I
Net assets applicable to outstanding shares	$1,249,287,403

Shares of beneficial interest outstanding	33,666,373

Net asset value and offering price per share outstanding	$37.11

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$19,100,147
Interest	28,537

Total income	19,128,684

Expenses
Manager (See Note 3)	1,994,644
Transfer agent (See Note 3)	1,344,832
Distribution/Service—Investor Class (See Note 3)	28,479
Distribution/Service—Class A (See Note 3)	528,365
Shareholder communication	66,483
Professional fees	48,851
Registration	26,038
Custodian	23,302
Trustees	19,205
Miscellaneous	44,093

Total expenses before waiver/reimbursement	4,124,292
Expense waiver/reimbursement from Manager (See Note 3)	(646,206)

Net expenses	3,478,086

Net investment income (loss)	15,650,598

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	14,437,648
Futures transactions	3,851,975

Net realized gain (loss) on investments and futures transactions	18,289,623

Net change in unrealized appreciation (depreciation) on:
Investments	183,197,431
Futures contracts	5,663,867

Net change in unrealized appreciation (depreciation) on investments and futures contracts	188,861,298

Net realized and unrealized gain (loss) on investments and futures transactions	207,150,921

Net increase (decrease) in net assets resulting from operations	$222,801,519

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,410.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,650,598	$25,709,037
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	18,289,623	25,833,231
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	188,861,298	157,701,035

Net increase (decrease) in net assets resulting from operations	222,801,519	209,243,303

Dividends to shareholders:
From net investment income:
Investor Class	(311,654)	(274,408)
Class A	(6,216,050)	(2,837,215)
Class I	(21,172,320)	(18,767,421)

Total dividends to shareholders	(27,700,024)	(21,879,044)

Capital share transactions:
Net proceeds from sale of shares	172,845,953	434,971,976
Net asset value of shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	—	191,583,350
Net asset value of shares issued to shareholders in reinvestment of dividends	27,421,857	21,815,659
Cost of shares redeemed	(303,892,444)	(523,574,907)

Increase (decrease) in net assets derived from capital share transactions	(103,624,634)	124,796,078

Net increase (decrease) in net assets	91,476,861	312,160,337

Net Assets
Beginning of period	1,636,373,541	1,324,213,204

End of period	$1,727,850,402	$1,636,373,541

Undistributed net investment income at end of period	$8,561,285	$20,610,711

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$32.73		$28.98	$27.33	$23.93	$22.47	$31.35

Net investment income (loss)	0.27		0.44 (a)	0.38	0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	4.24		3.70	1.62	3.41	1.59	(9.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	—	—	—	—

Total from investment operations	4.51		4.14	2.00	3.74	1.97	(8.88)

Less dividends:
From net investment income	(0.47)		(0.39)	(0.35)	(0.34)	(0.51)	—

Net asset value at end of period	$36.77		$32.73	$28.98	$27.33	$23.93	$22.47

Total investment return (b)	13.97	%(c)	14.48%	7.35%	15.75%	9.21%	(28.33	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	%††	1.42%	1.29%	1.30%	1.75%	1.63	% ††
Net expenses	0.70	%††	0.70%	0.70%	0.70%	0.63%	0.60	% ††
Expenses (before waiver/reimbursement)	0.84	%††	0.87%	0.91%	1.01%	1.15%	1.06	% ††
Portfolio turnover rate	1%		9%	4%	11%	8%	5%
Net assets at end of period (in 000’s)	$25,043		$21,475	$20,134	$19,295	$17,822	$15,372

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$32.74		$28.99	$27.34	$23.92	$22.47	$35.79

Net investment income (loss)	0.29		0.47 (a)	0.42	0.37	0.38	0.51
Net realized and unrealized gain (loss) on investments	4.25		3.70	1.61	3.40	1.58	(13.35)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	—	—	—	—

Total from investment operations	4.54		4.17	2.03	3.77	1.96	(12.84)

Less dividends:
From net investment income	(0.50)		(0.42)	(0.38)	(0.35)	(0.51)	(0.48)

Net asset value at end of period	$36.78		$32.74	$28.99	$27.34	$23.92	$22.47

Total investment return (b)	14.07	%(c)	14.59%	7.46%	15.88%	9.18%	(36.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	1.47%	1.39%	1.40%	1.79%	1.65%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.68	%††	0.68%	0.69%	0.74%	0.86%	0.79%
Portfolio turnover rate	1%		9%	4%	11%	8%	5%
Net assets at end of period (in 000’s)	$453,520		$408,258	$195,006	$193,335	$196,774	$182,351

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$33.06		$29.28	$27.60	$24.15	$22.69	$36.14

Net investment income (loss)	0.34		0.55 (a)	0.50	0.44	0.44	0.60
Net realized and unrealized gain (loss) on investments	4.28		3.73	1.63	3.42	1.60	(13.46)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	—	—	—	—

Total from investment operations	4.62		4.28	2.13	3.86	2.04	(12.86)

Less dividends:
From net investment income	(0.57)		(0.50)	(0.45)	(0.41)	(0.58)	(0.59)

Net asset value at end of period	$37.11		$33.06	$29.28	$27.60	$24.15	$22.69

Total investment return (b)	14.21	%(c)	14.84%	7.75%	16.13%	9.55%	(36.13%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	1.77%	1.64%	1.65%	2.07%	1.95%
Net expenses	0.35	%††	0.35%	0.35%	0.35%	0.32%	0.30%
Expenses (before waiver/reimbursement)	0.43	%††	0.43%	0.44%	0.49%	0.61%	0.49%
Portfolio turnover rate	1%		9%	4%	11%	8%	5%
Net assets at end of period (in 000’s)	$1,249,287		$1,206,641	$1,109,073	$1,120,188	$1,044,598	$919,826

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor

24	MainStay S&P 500 Index Fund

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2013, the Fund did not hold any rights or warrants.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

26	MainStay S&P 500 Index Fund

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,174,600	$2,174,600

Total Fair Value		$2,174,600	$2,174,600

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$3,851,975	$3,851,975

Total Realized Gain (Loss)		$3,851,975	$3,851,975

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$5,663,867	$5,663,867

Total Change in Unrealized Appreciation (Depreciation)		$5,663,867	$5,663,867

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Long (1)	1,039	1,039

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the six-month period ended April 30, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,994,644 and waived its fees and/or reimbursed expenses in the amount of $646,206.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,295 and $5,862, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $175 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$36,982
Class A	336,862
Class I	970,988

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

28	MainStay S&P 500 Index Fund

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$159,483,204	12.8%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $109,977,905 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2014	$47,614	$—
2016	39,050	—
2018	21,698	—
2019	1,616	—
Total	$109,978	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$21,879,044

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $20,031 and $76,909, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	75,367	$2,589,772
Shares issued to shareholders in reinvestment of dividends	9,510	311,163
Shares redeemed	(49,500)	(1,689,588)

Net increase (decrease) in shares outstanding before conversion	35,377	1,211,347
Shares converted into Investor Class (See Note 1)	5,184	186,532
Shares converted from Investor Class (See Note 1)	(15,704)	(555,078)

Net increase (decrease)	24,857	$842,801

Year ended October 31, 2012:
Shares sold	107,916	$3,364,665
Shares issued to shareholders in reinvestment of dividends	9,498	273,921
Shares redeemed	(120,018)	(3,745,076)

Net increase (decrease) in shares outstanding before conversion	(2,604)	(106,490)
Shares converted into Investor Class (See Note 1)	4,057	134,215
Shares converted from Investor Class (See Note 1)	(40,040)	(1,260,732)

Net increase (decrease)	(38,587)	$(1,233,007)

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	957,682	$32,873,952
Shares issued to shareholders in reinvestment of dividends	181,761	5,945,387
Shares redeemed	(1,286,571)	(44,065,841)

Net increase (decrease) in shares outstanding before conversion	(147,128)	(5,246,502)
Shares converted into Class A (See Note 1)	15,705	555,078
Shares converted from Class A (See Note 1)	(5,184)	(186,532)

Net increase (decrease)	(136,607)	$(4,877,956)

Year ended October 31, 2012:
Shares sold	1,351,106	$41,870,871
Shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	6,311,135	191,583,350
Shares issued to shareholders in reinvestment of dividends	96,298	2,776,272
Shares redeemed	(2,051,992)	(64,006,572)

Net increase (decrease) in shares outstanding before conversion	5,706,547	172,223,921
Shares converted into Class A (See Note 1)	40,047	1,260,732
Shares converted from Class A (See Note 1)	(4,057)	(134,215)

Net increase (decrease)	5,742,537	$173,350,438

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	4,039,639	$137,382,229
Shares issued to shareholders in reinvestment of dividends	641,957	21,165,307
Shares redeemed	(7,508,871)	(258,137,015)

Net increase (decrease)	(2,827,275)	$(99,589,479)

Year ended October 31, 2012:
Shares sold	12,438,549	$389,736,440
Shares issued to shareholders in reinvestment of dividends	645,971	18,765,466
Shares redeemed	(14,474,314)	(455,823,259)

Net increase (decrease)	(1,389,794)	$(47,321,353)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled Kirschner v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions, including the Deutsche Bank action. Oral arguments on this motion were held on May 23, 2013. The Court has not yet issued a decision on the motion.

On May 17, 2013, the plaintiff in the FitzSimons action requested leave of the Court to file a Fifth Amended Complaint. The Court has not yet ruled on this matter.

These lawsuits do not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to the acquisition. (See Note 10)

At this stage of the proceedings management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s NAVs.

Note 10–Fund Acquisitions

At a meeting held on December 14, 2011, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Equity Index Fund, a series of MainStay Funds. Shareholders of MainStay Equity Index Fund approved this reorganization on May 12, 2012, which was then completed on May 25, 2012. The aggregate net assets of the Fund immediately before the acquisition were $1,432,012,589 and the combined net assets after the acquisition were $1,623,595,939.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Equity Index Fund	3,967,860	191,583,350

In exchange for the MainStay Equity Index Fund shares and net assets, the Fund issued 6,311,135 Class A shares.

30	MainStay S&P 500 Index Fund

MainStay Equity Index Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
MainStay Equity Index Fund	$191,583,350	$101,293,453	$94,828,154	$(4,615,069)	$76,812

Assuming the acquisition of MainStay Equity Index had been completed on November 1, 2011, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income (loss)	$27,882,293
Net gain on investments	$193,816,793
Net increase in net assets resulting from operations	$221,699,086

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Equity Index Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Equity Index fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

32	MainStay S&P 500 Index Fund

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

34	MainStay S&P 500 Index Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay S&P 500 Index Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30037 MS175-13	MSSP10-06/13 NL0A6

MainStay Retirement Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.77 7.69%	3.82 9.86%	3.78 4.96%	3.45 4.45%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.84 7.77	4.01 10.06	3.84 5.03	3.50 4.51	1.39 1.39
Class I Shares	No Sales Charge		7.85	10.22	5.29	4.78	1.14
Class R1 Shares[4]	No Sales Charge		7.85	10.23	5.19	4.67	1.24
Class R2 Shares[5]	No Sales Charge		7.64	9.92	4.94	4.43	1.49
Class R3 Shares[6]	No Sales Charge		7.59	9.66	4.66	4.15	1.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	14.42%	16.89%	5.21%	3.29%
MSCI EAFE® Index[8]	16.90	19.39	–0.93	–1.42
Barclays U.S. Aggregate Bond Index[9]	0.90	3.68	5.72	6.28
Retirement 2010 Composite Index[10]	7.38	10.19	5.00	4.30
Average Lipper Mixed-Asset Target 2010 Fund[11]	5.99	8.19	3.86	3.26

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,076.90	$2.42	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,077.70	$1.91	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,078.50	$0.62	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,076.40	$2.42	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,075.90	$3.71	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Retirement 2010 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 7.69% for Investor Class shares and 7.77% for Class

A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 7.85%, Class R1 shares2 returned 7.85%, Class R2 shares returned 7.64% and Class

R3 shares returned 7.59%. All share classes outperformed the 5.99% return of the average Lipper3 mixed-asset target 2010 fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index4 and the 16.90% return of the MSCI EAFE® Index.5 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outper-

formed the 0.90% return of the Barclays U.S. Aggregate Bond Index6 and the 7.38% return of the Retirement 2010 Composite Index7 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Com-

posite Index are additional benchmarks of the Fund. See page

5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. Please see the Prospectus dated February 28, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s sub-

stantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

During the reporting period, the Fund provided slightly better returns than the Retirement 2010 Composite Index and better returns than the average peer fund. The Fund’s asset-allocation policy was largely a wash. We maintained a neutral blend at the start of the reporting period, then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was almost entirely offset by a heavy allocation to emerging-market stocks, an emphasis on large-cap stocks rather than small-cap stocks, and a bias toward U.S. equities over those of other developed nations. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration8 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund proved beneficial. Other positive contributors in the equity portion of the

Fund included MainStay MAP Fund and MainStay U.S. Small Cap Fund. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on Class R1 shares.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	See footnote on page 6 for more information on the S&P 500® Index.
5.	See footnote on page 6 for more information on the MSCI EAFE® Index.
6.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
7.	See footnote on page 6 for more information on the Retirement 2010 Composite Index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes. The Fund was also significantly overweight in emerging-market economies because we believed that these markets would benefit most from gradually strengthening global economic growth. During the reporting period, however, that posture detracted significantly from performance, as emerging-market stocks generally trailed stocks in developed markets by a wide margin.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, many of the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available. MainStay Short Duration High Yield Fund was one such product. The Fund selected this Underlying Fund as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments.

There were two other changes of note. First, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. Second, we increased the Fund’s position in MainStay Common Stock Fund, as the strategy employed in that Underlying Fund has proven very effective in the post–credit crisis environment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and Vanguard FTSE Emerging Markets ETF.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay Large Cap Growth Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a small position in MainStay International Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding

10	MainStay Retirement 2010 Fund

corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contributions to the fixed-income portion of the Fund came from MainStay Floating Rate Fund and a much larger position in MainStay Intermediate Term Bond Fund. The contribution from positions in a variety of other Underlying Fixed Income Funds, including MainStay Money Market Fund and MainStay Indexed Bond Fund, was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Affiliated Investment Companies 89.2%†
Equity Funds 42.4%
MainStay Common Stock Fund Class I	254,838	$3,748,668
MainStay Cornerstone Growth Fund Class I	33,845	1,010,276
MainStay Epoch International Small Cap Fund Class I	33,645	680,306
MainStay Epoch U.S. All Cap Fund Class I	113,513	2,855,997
MainStay ICAP Equity Fund Class I	66,037	2,979,567
MainStay ICAP International Fund Class I	38,249	1,240,409
MainStay ICAP Select Equity Fund Class I	5,737	247,099
MainStay International Equity Fund Class I	42,255	532,840
MainStay Large Cap Growth Fund Class I	223,335	1,969,816
MainStay MAP Fund Class I	132,166	5,262,843
MainStay S&P 500 Index Fund Class I	68,642	2,547,299

Total Equity Funds (Cost $18,791,499)		23,075,120

Fixed Income Funds 46.8%
MainStay Floating Rate Fund Class I	268,913	2,597,699
MainStay High Yield Corporate Bond Fund Class I	114,459	711,937
MainStay High Yield Municipal Bond Fund Class I	43,611	529,440
MainStay Indexed Bond Fund Class I	634,114	7,190,853
MainStay Intermediate Term Bond Fund Class I	1,092,358	12,157,942
MainStay Money Market Fund Class A	1,275,750	1,275,750
MainStay Short Duration High Yield Fund Class I	87,664	882,776
MainStay Short Term Bond Fund Class I	9,993	96,135

Total Fixed Income Funds (Cost $24,834,430)		25,442,532

Total Affiliated Investment Companies (Cost $43,625,929)		48,517,652

	Shares	Value

Unaffiliated Investment Companies 8.4%
Equity Funds 5.5%
iShares Russell 2000 Index ETF	9,310	$876,444
Vanguard Emerging Markets ETF	47,853	2,094,047

Total Equity Funds (Cost $2,675,161)		2,970,491

Fixed Income Funds 2.9%
iShares Barclays TIPS Bond Fund ETF	7,626	931,516
Market Vectors Emerging Markets Local Currency Bond ETF	23,936	660,394

Total Fixed Income Funds (Cost $1,459,612)		1,591,910

Total Unaffiliated Investment Companies (Cost $4,134,773)		4,562,401

Total Investments (Cost $47,760,702) (a)	97.6%	53,080,053
Other Assets, Less Liabilities	2.4	1,286,326
Net Assets	100.0%	$54,366,379

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2013, cost is $48,342,849 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,319,351
Gross unrealized depreciation	(582,147)

Net unrealized appreciation	$4,737,204

The following abbreviations are used in the above portfolio:

ETF—Exchange	Traded Fund
TIPS—Treasury	Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$23,075,120	$—	$—	$23,075,120
Fixed Income Funds	25,442,532	—	—	25,442,532

Total Affiliated Investment Companies	48,517,652	—	—	48,517,652

Unaffiliated Investment Companies
Equity Funds	2,970,491	—	—	2,970,491
Fixed Income Funds	1,591,910	—	—	1,591,910

Total Unaffiliated Investment Companies	4,562,401	—	—	4,562,401

Total Investments	$53,080,053	$—	$—	$53,080,053

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $43,625,929)	$48,517,652
Investments in unaffiliated investment companies, at value (identified cost $4,134,773)	4,562,401
Cash	3,572
Receivables:
Fund shares sold	1,306,418
Manager (See Note 3)	9,945
Other assets	30,983

Total assets	54,430,971

Liabilities
Payables:
Fund shares redeemed	21,272
Transfer agent (See Note 3)	14,736
Professional fees	14,664
NYLIFE Distributors (See Note 3)	5,764
Shareholder communication	4,961
Custodian	1,312
Trustees	153
Accrued expenses	1,730

Total liabilities	64,592

Net assets	$54,366,379

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,248
Additional paid-in capital	48,046,729

48,051,977
Undistributed net investment income	101,046
Accumulated net realized gain (loss) on	894,005
Net unrealized appreciation (depreciation) on investments	5,319,351

Net assets	$54,366,379

Investor Class
Net assets applicable to outstanding shares	$1,144,182

Shares of beneficial interest outstanding	110,559

Net asset value per share outstanding	$10.35
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.95

Class A
Net assets applicable to outstanding shares	$7,971,111

Shares of beneficial interest outstanding	772,586

Net asset value per share outstanding	$10.32
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.92

Class I
Net assets applicable to outstanding shares	$25,601,791

Shares of beneficial interest outstanding	2,464,626

Net asset value and offering price per share outstanding	$10.39

Class R2
Net assets applicable to outstanding shares	$18,779,354

Shares of beneficial interest outstanding	1,816,409

Net asset value and offering price per share outstanding	$10.34

Class R3
Net assets applicable to outstanding shares	$869,941

Shares of beneficial interest outstanding	84,226

Net asset value and offering price per share outstanding	$10.33

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$642,732
Dividend distributions from unaffiliated investment companies	51,525

Total income	694,257

Expenses
Transfer agent (See Note 3)	43,574
Registration	33,663
Distribution/Service—Investor Class (See Note 3)	1,304
Distribution/Service—Class A (See Note 3)	8,502
Distribution/Service—Class R2 (See Note 3)	20,808
Distribution/Service—Class R3 (See Note 3)	2,132
Manager (See Note 3)	25,279
Professional fees	13,578
Shareholder service (See Note 3)	8,752
Shareholder communication	5,654
Custodian	3,618
Trustees	596
Miscellaneous	3,790

Total expenses before waiver/reimbursement	171,250
Expense waiver/reimbursement from Manager (See Note 3)	(97,637)

Net expenses	73,613

Net investment income (loss)	620,644

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	989,932
Unaffiliated investment company transactions	5,211
Realized capital gain distributions from affiliated investment companies	481,048

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,476,191

Net change in unrealized appreciation (depreciation) on investments	1,663,652

Net realized and unrealized gain (loss) on investments	3,139,843

Net increase (decrease) in net assets resulting from operations	$3,760,487

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$620,644	$1,328,267
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,476,191	1,182,575
Net change in unrealized appreciation (depreciation) on investments	1,663,652	3,161,791

Net increase (decrease) in net assets resulting from operations	3,760,487	5,672,633

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(27,033)	(13,271)
Class A	(171,025)	(147,448)
Class I	(750,878)	(1,032,287)
Class R2	(430,862)	(312,739)
Class R3	(20,542)	(13,876)

	(1,400,340)	(1,519,621)

From net realized gain on investments:
Investor Class	(25,105)	(35,190)
Class A	(155,612)	(370,669)
Class I	(613,760)	(2,423,295)
Class R2	(408,571)	(840,792)
Class R3	(21,515)	(40,444)

	(1,224,563)	(3,710,390)

Total dividends and distributions to shareholders	(2,624,903)	(5,230,011)

Capital share transactions:
Net proceeds from sale of shares	9,004,470	15,977,229
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,621,957	5,227,180
Cost of shares redeemed	(12,120,394)	(34,490,741)

Increase (decrease) in net assets derived from capital share transactions	(493,967)	(13,286,332)

Net increase (decrease) in net assets	641,617	(12,843,710)

Net Assets
Beginning of period	53,724,762	66,568,472

End of period	$54,366,379	$53,724,762

Undistributed net investment income at end of period	$101,046	$880,742

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.13		$10.03	$10.07	$9.15	$7.95	$9.95

Net investment income (loss) (a)	0.11		0.18	0.21	0.17	0.22	0.15
Net realized and unrealized gain (loss) on investments	0.63		0.69	0.13	0.94	1.17	(2.15)

Total from investment operations	0.74		0.87	0.34	1.11	1.39	(2.00)

Less dividends and distributions:
From net investment income	(0.27)		(0.21)	(0.24)	(0.19)	(0.19)	—
From net realized gain on investments	(0.25)		(0.56)	(0.14)	—	—	—

Total dividends and distributions	(0.52)		(0.77)	(0.38)	(0.19)	(0.19)	—

Net asset value at end of period	$10.35		$10.13	$10.03	$10.07	$9.15	$7.95

Total investment return (b)	7.69	%(c)	9.35%	3.44%	12.34%	17.90%	(20.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	1.79%	2.03%	1.82%	2.61%	2.38	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.38%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.01	%††	1.11%	1.42%	2.03%	0.89%	6.41	% ††
Portfolio turnover rate	32%		95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$1,144		$977	$601	$468	$163	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.10		$10.01	$10.04	$9.12	$7.95	$10.57

Net investment income (loss) (a)	0.12		0.19	0.22	0.19	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.63		0.68	0.14	0.92	1.15	(2.80)

Total from investment operations	0.75		0.87	0.36	1.11	1.38	(2.56)

Less dividends and distributions:
From net investment income	(0.28)		(0.22)	(0.25)	(0.19)	(0.21)	(0.05)
From net realized gain on investments	(0.25)		(0.56)	(0.14)	—	—	(0.01)

Total dividends and distributions	(0.53)		(0.78)	(0.39)	(0.19)	(0.21)	(0.06)

Net asset value at end of period	$10.32		$10.10	$10.01	$10.04	$9.12	$7.95

Total investment return (b)	7.77	%(c)	9.40%	3.54%	12.51%	17.85%	(24.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30	%††	1.93%	2.18%	2.01%	2.78%	2.46%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (d)	0.76	%††	0.69%	0.78%	1.00%	1.09%	1.81%
Portfolio turnover rate	32%		95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$7,971		$6,064	$6,358	$6,935	$6,570	$4,418

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.19		$10.08	$10.11	$9.18	$7.96	$10.58

Net investment income (loss) (a)	0.13		0.22	0.24	0.22	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.63		0.69	0.14	0.92	1.18	(2.81)

Total from investment operations	0.76		0.91	0.38	1.14	1.43	(2.55)

Less dividends and distributions:
From net investment income	(0.31)		(0.24)	(0.27)	(0.21)	(0.21)	(0.06)
From net realized gain on investments	(0.25)		(0.56)	(0.14)	—	—	(0.01)

Total dividends and distributions	(0.56)		(0.80)	(0.41)	(0.21)	(0.21)	(0.07)

Net asset value at end of period	$10.39		$10.19	$10.08	$10.11	$9.18	$7.96

Total investment return (b)	7.85	%(c)	9.72%	3.85%	12.66%	18.38%	(24.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62	%††	2.25%	2.36%	2.28%	2.98%	2.77%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (d)	0.51	%††	0.44%	0.53%	0.76%	0.84%	1.51%
Portfolio turnover rate	32%		95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$25,602		$29,583	$43,984	$35,009	$33,025	$20,105

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,			January 8, 2009** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$10.12		$10.01	$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.12		0.18	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.62		0.70	0.14	0.93	1.13

Total from investment operations	0.74		0.88	0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.27)		(0.21)	(0.24)	(0.18)	—
From net realized gain on investments	(0.25)		(0.56)	(0.14)	—	—

Total dividends and distributions	(0.52)		(0.77)	(0.38)	(0.18)	—

Net asset value at end of period	$10.34		$10.12	$10.01	$10.05	$9.12

Total investment return (b)	7.64	%(c)	9.33%	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30	%††	1.82%	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.86	%††	0.79%	0.88%	1.10%	1.18	%††
Portfolio turnover rate	32%		95%	107%	81%	76%
Net assets at end of period (in 000’s)	$18,779		$16,234	$14,890	$1,781	$1,821

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				May 1, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.09		$10.00	$10.04	$9.13	$7.93	$10.07

Net investment income (loss) (a)	0.10		0.15	0.18	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.63		0.69	0.13	0.92	1.17	(2.28)

Total from investment operations	0.73		0.84	0.31	1.08	1.37	(2.14)

Less dividends and distributions:
From net investment income	(0.24)		(0.19)	(0.21)	(0.17)	(0.17)	—
From net realized gain on investments	(0.25)		(0.56)	(0.14)	—	—	—

Total dividends and distributions	(0.49)		(0.75)	(0.35)	(0.17)	(0.17)	—

Net asset value at end of period	$10.33		$10.09	$10.00	$10.04	$9.13	$7.93

Total investment return (b)	7.59	%(c)	9.05%	3.18%	11.99%	17.62%	(21.25	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	%††	1.55%	1.82%	1.67%	2.47%	3.25	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.11	%††	1.04%	1.13%	1.35%	1.44%	1.86	% ††
Portfolio turnover rate	32%		95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$870		$867	$735	$866	$996	$887

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.34 9.35%	5.19 11.31%	3.13 4.30%	2.71 3.71%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.42 9.44	5.27 11.40	3.21 4.39	2.80 3.80	1.35 1.35
Class I Shares	No Sales Charge		9.47	11.66	4.64	4.04	1.10
Class R1 Shares[4]	No Sales Charge		9.52	11.57	4.55	3.96	1.20
Class R2 Shares[5]	No Sales Charge		9.33	11.28	4.29	3.71	1.45
Class R3 Shares[6]	No Sales Charge		9.20	10.92	4.01	3.42	1.70

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class has not yet commenced operations as of April 30, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	14.42%	16.89%	5.21%	3.29%
MSCI EAFE® Index[8]	16.90	19.39	–0.93	–1.42
Barclays U.S. Aggregate Bond Index[9]	0.90	3.68	5.72	6.28
Retirement 2020 Composite Index[10]	9.09	11.86	4.48	3.56
Average Lipper Mixed-Asset Target 2020 Fund[11]	7.62	9.90	3.68	2.59

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	23

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,093.50	$2.44	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,094.40	$1.92	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,094.70	$0.62	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,093.30	$2.44	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,092.00	$3.73	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

24	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

mainstayinvestments.com	25

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Retirement 2020 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 9.35% for Investor Class shares and 9.44% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 9.47%, Class R1 shares2 returned 9.52%, Class R2 shares returned 9.33% and Class

R3 shares returned 9.20%. All share classes outperformed the 7.62% return of the average Lipper3 mixed-asset target 2020 fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index4 and the 16.90% return of the MSCI EAFE® Index.5 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outper-

formed the 0.90% return of the Barclays U.S. Aggregate Bond Index6 and the 9.09% return of the Retirement 2020 Composite Index7 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Com-

posite Index are additional benchmarks of the Fund. See page 22 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. Please see the Prospectus dated February 28, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—

accounted for many of the challenges the Fund experienced in terms of relative performance.

Returns for the reporting period were slightly better than the Retirement 2020 Composite Index and better than those of the average peer fund. The Fund’s asset-allocation policy was largely a wash. We maintained a neutral blend at the start of the reporting period, then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was almost entirely offset by a heavy allocation to emerging-market stocks, an emphasis on large-cap stocks rather than small-cap stocks, and a bias toward U.S. equities over those of other developed nations. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration8 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund proved beneficial. Other positive contributors in the equity portion of the

Fund included MainStay MAP Fund and MainStay U.S. Small Cap Fund. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 22 for more information on Class R1 shares.
3.	See footnote on page 23 for more information on Lipper Inc.
4.	See footnote on page 23 for more information on the S&P 500® Index.
5.	See footnote on page 23 for more information on the MSCI EAFE® Index.
6.	See footnote on page 23 for more information on the Barclays U.S. Aggregate Bond Index.
7.	See footnote on page 23 for more information on the Retirement 2020 Composite Index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

26	MainStay Retirement 2020 Fund

throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes. The Fund was also significantly overweight in emerging-market economies because we believed that these markets would benefit most from gradually strengthening global economic growth. During the reporting period, however, that posture detracted significantly from performance, as emerging-market stocks generally trailed stocks in developed markets by a wide margin.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, many of the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available. MainStay Short Duration High Yield Fund was one such product. The Fund selected this Underlying Fund as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplic-

ability of tax benefits usually associated with these types of instruments.

There were two other changes of note. First, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. Second, we increased the Fund’s position in MainStay Common Stock Fund, as the strategy employed in that Underlying Fund has proven very effective in the post–credit crisis environment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and Vanguard FTSE Emerging Markets ETF.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay Large Cap Growth Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a small position in MainStay International Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate.

mainstayinvestments.com	27

Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contributions to the fixed-income portion of the Fund came from MainStay Floating Rate Fund and a much larger position in MainStay Intermediate Term Bond Fund. The contribution from positions in a variety of other Underlying Fixed Income Funds, including MainStay Money Market Fund and MainStay Indexed Bond Fund, was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 87.9%†
Equity Funds 51.9%
MainStay Common Stock Fund Class I (a)	560,270	$8,241,575
MainStay Cornerstone Growth Fund Class I	62,632	1,869,569
MainStay Epoch International Small Cap Fund Class I	91,686	1,853,894
MainStay Epoch U.S. All Cap Fund Class I	250,881	6,312,156
MainStay ICAP Equity Fund Class I	137,883	6,221,263
MainStay ICAP International Fund Class I	104,291	3,382,153
MainStay ICAP Select Equity Fund Class I	13,448	579,195
MainStay International Equity Fund Class I	114,850	1,448,263
MainStay Large Cap Growth Fund Class I	533,769	4,707,841
MainStay MAP Fund Class I	295,219	11,755,617
MainStay S&P 500 Index Fund Class I	152,340	5,653,334

Total Equity Funds (Cost $41,567,725)		52,024,860

Fixed Income Funds 36.0%
MainStay Floating Rate Fund Class I	491,896	4,751,715
MainStay High Yield Corporate Bond Fund Class I	127,451	792,745
MainStay High Yield Municipal Bond Fund Class I	80,638	978,949
MainStay Indexed Bond Fund Class I	396,317	4,494,240
MainStay Intermediate Term Bond Fund Class I	1,872,494	20,840,858
MainStay Money Market Fund Class A	2,552,554	2,552,554
MainStay Short Duration High Yield Fund Class I	154,056	1,551,346
MainStay Short Term Bond Fund Class I	14,599	140,441

Total Fixed Income Funds (Cost $35,219,907)		36,102,848

Total Affiliated Investment Companies (Cost $76,787,632)		88,127,708

	Shares	Value
Unaffiliated Investment Companies 10.5%
Equity Funds 8.1%
iShares Russell 2000 Index ETF	27,049	$2,546,393
Vanguard Emerging Markets ETF	126,917	5,553,888

Total Equity Funds (Cost $7,446,392)		8,100,281

Fixed Income Funds 2.4%
iShares Barclays TIPS Bond Fund ETF	10,521	1,285,140
Market Vectors Emerging Markets Local Currency Bond ETF	41,921	1,156,600

Total Fixed Income Funds (Cost $2,269,338)		2,441,740

Total Unaffiliated Investment Companies (Cost $9,715,730)		10,542,021

Total Investments (Cost $86,503,362) (b)	98.4%	98,669,729
Other Assets, Less Liabilities	1.6	1,643,762
Net Assets	100.0%	$100,313,491

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2013, cost is $87,583,231 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$12,194,686
Gross unrealized depreciation	(1,108,188)

Net unrealized appreciation	$11,086,498

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$52,024,860	$—	$—	$52,024,860
Fixed Income Funds	36,102,848	—	—	36,102,848

Total Affiliated Investment Companies	88,127,708	—	—	88,127,708

Unaffiliated Investment Companies
Equity Funds	8,100,281	—	—	8,100,281
Fixed Income Funds	2,441,740	—	—	2,441,740

Total Unaffiliated Investment Companies	10,542,021	—	—	10,542,021

Total Investments	$98,669,729	$—	$—	$98,669,729

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $76,787,632)	$88,127,708
Investments in unaffiliated investment companies, at value (identified cost $9,715,730)	10,542,021
Cash	4,390
Receivables:
Fund shares sold	1,684,496
Manager (See Note 3)	7,412
Other assets	31,746

Total assets	100,397,773

Liabilities
Payables:
Fund shares redeemed	29,093
Transfer agent (See Note 3)	19,681
Professional fees	14,854
NYLIFE Distributors (See Note 3)	10,333
Shareholder communication	6,580
Custodian	1,361
Trustees	256
Accrued expenses	2,124

Total liabilities	84,282

Net assets	$100,313,491

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,927
Additional paid-in capital	86,582,008

86,591,935
Undistributed net investment income	159,492
Accumulated net realized gain (loss) on investments	1,395,697
Net unrealized appreciation (depreciation) on investments	12,166,367

Net assets	$100,313,491

Investor Class
Net assets applicable to outstanding shares	$4,877,696

Shares of beneficial interest outstanding	483,127

Net asset value per share outstanding	$10.10
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.69

Class A
Net assets applicable to outstanding shares	$14,830,525

Shares of beneficial interest outstanding	1,471,863

Net asset value per share outstanding	$10.08
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.67

Class I
Net assets applicable to outstanding shares	$49,781,684

Shares of beneficial interest outstanding	4,915,108

Net asset value and offering price per share outstanding	$10.13

Class R2
Net assets applicable to outstanding shares	$28,673,740

Shares of beneficial interest outstanding	2,842,715

Net asset value and offering price per share outstanding	$10.09

Class R3
Net assets applicable to outstanding shares	$2,149,846

Shares of beneficial interest outstanding	213,694

Net asset value and offering price per share outstanding	$10.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,163,358
Dividend distributions from unaffiliated investment companies	99,760

Total income	1,263,118

Expenses
Distribution/Service—Investor Class (See Note 3)	5,316
Distribution/Service—Class A (See Note 3)	16,558
Distribution/Service—Class R2 (See Note 3)	32,462
Distribution/Service—Class R3 (See Note 3)	5,295
Transfer agent (See Note 3)	56,710
Manager (See Note 3)	45,479
Registration	34,442
Professional fees	14,284
Shareholder service (See Note 3)	14,044
Shareholder communication	8,825
Custodian	3,419
Trustees	1,066
Miscellaneous	4,483

Total expenses before waiver/reimbursement	242,383
Expense waiver/reimbursement from Manager (See Note 3)	(109,736)

Net expenses	132,647

Net investment income (loss)	1,130,471

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,704,433
Unaffiliated investment company transactions	(6,270)
Realized capital gain distributions from affiliated investment companies	777,504

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,475,667

Net change in unrealized appreciation (depreciation) on investments	4,511,785

Net realized and unrealized gain (loss) on investments	6,987,452

Net increase (decrease) in net assets resulting from operations	$8,117,923

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,130,471	$1,940,582
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	2,475,667	1,578,848
Net change in unrealized appreciation (depreciation) on investments	4,511,785	6,275,535

Net increase (decrease) in net assets resulting from operations	8,117,923	9,794,965

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(93,935)	(52,223)
Class A	(304,833)	(256,478)
Class I	(1,131,918)	(1,273,804)
Class R2	(576,562)	(370,717)
Class R3	(42,842)	(32,901)

	(2,150,090)	(1,986,123)

From net realized gain on investments:
Investor Class	(91,140)	(170,656)
Class A	(287,860)	(788,577)
Class I	(954,459)	(3,598,046)
Class R2	(567,796)	(1,213,383)
Class R3	(47,223)	(119,177)

	(1,948,478)	(5,889,839)

Total dividends and distributions to shareholders	(4,098,568)	(7,875,962)

Capital share transactions:
Net proceeds from sale of shares	12,948,803	25,441,565
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,093,040	7,874,674
Cost of shares redeemed	(16,499,707)	(43,775,211)

Increase (decrease) in net assets derived from capital share transactions	542,136	(10,458,972)

Net increase (decrease) in net assets	4,561,491	(8,539,969)

Net Assets
Beginning of period	95,752,000	104,291,969

End of period	$100,313,491	$95,752,000

Undistributed net investment income at end of period	$159,492	$1,179,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.67		$9.48	$9.54	$8.56	$7.43	$9.83

Net investment income (loss) (a)	0.11		0.15	0.16	0.12	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.77		0.73	0.12	1.01	1.13	(2.52)

Total from investment operations	0.88		0.88	0.28	1.13	1.31	(2.40)

Less dividends and distributions:
From net investment income	(0.23)		(0.16)	(0.19)	(0.15)	(0.16)	—
From net realized gain on investments	(0.22)		(0.53)	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.45)		(0.69)	(0.34)	(0.15)	(0.18)	—

Net asset value at end of period	$10.10		$9.67	$9.48	$9.54	$8.56	$7.43

Total investment return (b)	9.35	%(c)	10.08%	2.92%	13.33%	17.99%	(24.42	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28	%††	1.62%	1.71%	1.48%	2.31%	2.02	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	% ††
Expenses (before waiver/reimbursement) (d)	0.79	%††	0.81%	0.88%	1.16%	1.31%	1.48	% ††
Portfolio turnover rate	29%		95%	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$4,878		$3,803	$2,960	$1,926	$915	$342

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.65		$9.47	$9.53	$8.54	$7.44	$10.57

Net investment income (loss) (a)	0.12		0.17	0.18	0.15	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.76		0.71	0.11	0.99	1.11	(3.25)

Total from investment operations	0.88		0.88	0.29	1.14	1.30	(3.08)

Less dividends and distributions:
From net investment income	(0.23)		(0.17)	(0.20)	(0.15)	(0.18)	(0.04)
From net realized gain on investments	(0.22)		(0.53)	(0.15)	—	(0.02)	(0.01)

Total dividends and distributions	(0.45)		(0.70)	(0.35)	(0.15)	(0.20)	(0.05)

Net asset value at end of period	$10.08		$9.65	$9.47	$9.53	$8.54	$7.44

Total investment return (b)	9.44	%(c)	10.11%	3.01%	13.55%	17.97%	(29.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42	%††	1.82%	1.87%	1.67%	2.48%	1.79%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (d)	0.61	%††	0.60%	0.67%	0.86%	1.01%	1.74%
Portfolio turnover rate	29%		95%	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$14,831		$12,441	$14,032	$13,421	$11,026	$4,940

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.72		$9.52	$9.57	$8.58	$7.45	$10.57

Net investment income (loss) (a)	0.13		0.19	0.20	0.17	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.76		0.73	0.12	0.99	1.12	(3.24)

Total from investment operations	0.89		0.92	0.32	1.16	1.33	(3.05)

Less dividends and distributions:
From net investment income	(0.26)		(0.19)	(0.22)	(0.17)	(0.18)	(0.06)
From net realized gain on investments	(0.22)		(0.53)	(0.15)	—	(0.02)	(0.01)

Total dividends and distributions	(0.48)		(0.72)	(0.37)	(0.17)	(0.20)	(0.07)

Net asset value at end of period	$10.13		$9.72	$9.52	$9.57	$8.58	$7.45

Total investment return (b)	9.47	%(c)	10.47%	3.34%	13.69%	18.30%	(29.14%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63	%††	2.05%	2.03%	1.95%	2.73%	2.06%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (d)	0.36	%††	0.35%	0.42%	0.61%	0.76%	1.45%
Portfolio turnover rate	29%		95%	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$49,782		$52,164	$63,848	$47,125	$42,809	$19,743

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,			January 8, 2009** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$9.66		$9.47	$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.11		0.15	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.76		0.73	0.13	0.98	1.21

Total from investment operations	0.87		0.88	0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.22)		(0.16)	(0.18)	(0.14)	—
From net realized gain on investments	(0.22)		(0.53)	(0.15)	—	—

Total dividends and distributions	(0.44)		(0.69)	(0.33)	(0.14)	—

Net asset value at end of period	$10.09		$9.66	$9.47	$9.52	$8.54

Total investment return (b)	9.33	%(c)	9.98%	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33	%††	1.62%	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.71	%††	0.70%	0.77%	0.96%	1.09	%††
Portfolio turnover rate	29%		95%	97%	73%	68%
Net assets at end of period (in 000’s)	$28,674		$25,259	$21,392	$1,718	$1,057

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				May 1, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.62		$9.45	$9.51	$8.54	$7.42	$9.98

Net investment income (loss) (a)	0.10		0.13	0.15	0.11	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.76		0.72	0.11	0.99	1.12	(2.66)

Total from investment operations	0.86		0.85	0.26	1.10	1.29	(2.56)

Less dividends and distributions:
From net investment income	(0.20)		(0.15)	(0.17)	(0.13)	(0.15)	—
From net realized gain on investments	(0.22)		(0.53)	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.42)		(0.68)	(0.32)	(0.13)	(0.17)	—

Net asset value at end of period	$10.06		$9.62	$9.45	$9.51	$8.54	$7.42

Total investment return (b)	9.20	%(c)	9.71%	2.71%	13.02%	17.71%	(25.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	%††	1.41%	1.52%	1.33%	2.31%	2.61	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.96	%††	0.95%	1.02%	1.21%	1.37%	1.81	% ††
Portfolio turnover rate	29%		95%	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$2,150		$2,085	$2,060	$1,915	$1,713	$1,305

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.31 11.44%	6.71 12.92%	2.58 3.74%	1.93 2.93%	1.70 1.70%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.38 11.51	6.79 13.00	2.67 3.84	2.02 3.01	1.41 1.41
Class I Shares	No Sales Charge		11.73	13.21	4.10	3.27	1.16
Class R1 Shares[4]	No Sales Charge		11.59	13.17	4.00	3.16	1.26
Class R2 Shares[5]	No Sales Charge		11.53	12.89	3.73	2.90	1.51
Class R3 Shares[6]	No Sales Charge		11.25	12.61	3.49	2.66	1.76

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	39

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	14.42%	16.89%	5.21%	3.29%
MSCI EAFE® Index[8]	16.90	19.39	–0.93	–1.42
Barclays U.S. Aggregate Bond Index[9]	0.90	3.68	5.72	6.28
Retirement 2030 Composite Index[10]	11.47	14.18	4.22	3.03
Average Lipper Mixed-Asset Target 2030 Fund[11]	10.18	11.93	3.38	1.98

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

40	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,114.40	$2.46	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,115.10	$1.94	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,117.30	$0.63	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,115.30	$2.47	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,112.50	$3.77	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	41

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

42	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Retirement 2030 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 11.44% for Investor Class shares and 11.51% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 11.73%, Class R1 shares2 returned 11.59%, Class R2 shares returned 11.53% and Class R3 shares returned 11.25%. All share classes outperformed the 10.18% return of the average Lipper3 mixed-asset target 2030 fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index4 and the 16.90% return of the MSCI EAFE® Index.5 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index6 for the six months ended April 30,

2013. Over the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class and Class R3 shares underperformed—the 11.47% return of the Retirement 2030 Composite Index7 The Barclays U.S. Aggregate

Bond Index and the Retirement 2030 Composite Index are

additional benchmarks of the Fund. See page 39 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. Please see the Prospectus dated February 28, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

During the reporting period, the Fund’s performance relative to the Retirement 2030 Composite Index varied by share class but was uniformly better than the average peer fund. The Fund’s asset-allocation policy was largely a wash. We maintained a neutral blend at the start of the reporting period, then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was more than offset by a heavy allocation to emerging-market stocks, an emphasis on large-cap stocks rather than small-cap stocks, and a bias toward U.S. equities over those of other developed nations. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration8 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund proved beneficial. Other positive contributors in the equity portion of the

Fund included MainStay MAP Fund and MainStay U.S. Small Cap Fund. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 39 for more information on Class R1 shares.
3.	See footnote on page 40 for more information on Lipper Inc.
4.	See footnote on page 40 for more information on the S&P 500® Index.
5.	See footnote on page 40 for more information on the MSCI EAFE® Index.
6.	See footnote on page 40 for more information on the Barclays U.S. Aggregate Bond Index.
7.	See footnote on page 40 for more information on the Retirement 2030 Composite Index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	43

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes. The Fund was also significantly overweight in emerging-market economies because we believed that these markets would benefit most from gradually strengthening global economic growth. During the reporting period, however, that posture detracted significantly from performance, as emerging-market stocks generally trailed stocks in developed markets by a wide margin.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, many of the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available. MainStay Short Duration High Yield Fund was one such product. The Fund selected this Underlying Fund as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using pro-

ceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments.

There were two other changes of note. First, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. Second, we increased the Fund’s position in MainStay Common Stock Fund, as the strategy employed in that Underlying Fund has proven very effective in the post–credit crisis environment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and Vanguard FTSE Emerging Markets ETF.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay ICAP International Equity Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a small position in MainStay International Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal

44	MainStay Retirement 2030 Fund

Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contributions to the fixed-income portion of the Fund came from MainStay Floating Rate Fund and Market Vectors Emerging Market Bond ETF. The contribution from positions in a variety of other Underlying Fixed Income Funds, including MainStay Money Market Fund and MainStay Short Duration High Yield Fund, was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	45

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Affiliated Investment Companies 86.2%†
Equity Funds 65.5%
MainStay Common Stock Fund Class I (a)	951,300	$13,993,620
MainStay Cornerstone Growth Fund Class I	96,675	2,885,742
MainStay Epoch International Small Cap Fund Class I	162,543	3,286,620
MainStay Epoch U.S. All Cap Fund Class I	375,252	9,441,330
MainStay ICAP Equity Fund Class I	194,641	8,782,213
MainStay ICAP International Fund Class I	221,399	7,179,975
MainStay ICAP Select Equity Fund Class I	17,487	753,178
MainStay International Equity Fund Class I	240,473	3,032,359
MainStay Large Cap Growth Fund Class I	799,068	7,047,776
MainStay MAP Fund Class I	465,973	18,555,050
MainStay S&P 500 Index Fund Class I	237,304	8,806,353

Total Equity Funds (Cost $67,391,612)		83,764,216

Fixed Income Funds 20.7%
MainStay Floating Rate Fund Class I	700,598	6,767,774
MainStay High Yield Corporate Bond Fund Class I	67,435	419,447
MainStay High Yield Municipal Bond Fund Class I	103,734	1,259,331
MainStay Intermediate Term Bond Fund Class I	1,144,408	12,737,259
MainStay Money Market Fund Class A	3,169,049	3,169,049
MainStay Short Duration High Yield Fund Class I	193,950	1,953,079
MainStay Short Term Bond Fund Class I	16,852	162,117

Total Fixed Income Funds (Cost $25,835,433)		26,468,056

Total Affiliated Investment Companies (Cost $93,227,045)		110,232,272

	Shares	Value
Unaffiliated Investment Companies 13.1%
Equity Funds 11.5%
iShares Russell 2000 Index ETF	69,795	$6,570,501
Vanguard Emerging Markets ETF	186,214	8,148,725

Total Equity Funds (Cost $13,145,902)		14,719,226

Fixed Income Fund 1.6%
Market Vectors Emerging Markets Local Currency Bond ETF	75,861	2,093,005

Total Fixed Income Fund (Cost $1,990,335)		2,093,005

Total Unaffiliated Investment Companies (Cost $15,136,237)		16,812,231

Total Investments (Cost $108,363,282) (b)	99.3%	127,044,503
Other Assets, Less Liabilities	0.7	904,595
Net Assets	100.0%	$127,949,098

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2013, cost is $110,592,070 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$18,681,221
Gross unrealized depreciation	(2,228,788)

Net unrealized appreciation	$16,452,433

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$83,764,216	$—	$—	$83,764,216
Fixed Income Funds	26,468,056	—	—	26,468,056

Total Affiliated Investment Companies	110,232,272	—	—	110,232,272

Unaffiliated Investment Companies
Equity Funds	14,719,226	—	—	14,719,226
Fixed Income Fund	2,093,005	—	—	2,093,005

Total Unaffiliated Investment Companies	16,812,231	—	—	16,812,231

Total Investments	$127,044,503	$—	$—	$127,044,503

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $93,227,045)	$110,232,272
Investments in unaffiliated investment companies, at value (identified cost $15,136,237)	16,812,231
Cash	7,409
Receivables:
Fund shares sold	978,420
Manager (See Note 3)	10,919
Other assets	31,683

Total assets	128,072,934

Liabilities
Payables:
Fund shares redeemed	53,369
Transfer agent (See Note 3)	31,007
Professional fees	14,972
NYLIFE Distributors (See Note 3)	11,056
Shareholder communication	9,269
Custodian	1,455
Trustees	322
Accrued expenses	2,386

Total liabilities	123,836

Net assets	$127,949,098

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,989
Additional paid-in capital	108,728,513

108,741,502
Undistributed net investment income	107,818
Accumulated net realized gain (loss) on investments	418,557
Net unrealized appreciation (depreciation) on investments	18,681,221

Net assets	$127,949,098

Investor Class
Net assets applicable to outstanding shares	$5,902,818

Shares of beneficial interest outstanding	601,124

Net asset value per share outstanding	$9.82
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.39

Class A
Net assets applicable to outstanding shares	$14,127,691

Shares of beneficial interest outstanding	1,441,659

Net asset value per share outstanding	$9.80
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.37

Class I
Net assets applicable to outstanding shares	$78,867,723

Shares of beneficial interest outstanding	7,982,484

Net asset value and offering price per share outstanding	$9.88

Class R2
Net assets applicable to outstanding shares	$21,748,707

Shares of beneficial interest outstanding	2,220,034

Net asset value and offering price per share outstanding	$9.80

Class R3
Net assets applicable to outstanding shares	$7,302,159

Shares of beneficial interest outstanding	744,091

Net asset value and offering price per share outstanding	$9.81

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,407,650
Dividend distributions from unaffiliated investment companies	175,018

Total income	1,582,668

Expenses
Transfer agent (See Note 3)	90,250
Distribution/Service—Investor Class (See Note 3)	6,288
Distribution/Service—Class A (See Note 3)	15,880
Distribution/Service—Class R2 (See Note 3)	23,743
Distribution/Service—Class R3 (See Note 3)	17,135
Manager (See Note 3)	58,006
Registration	34,285
Professional fees	14,719
Shareholder service (See Note 3)	12,924
Shareholder communication	11,690
Custodian	3,524
Trustees	1,359
Miscellaneous	4,976

Total expenses before waiver/reimbursement	294,779
Expense waiver/reimbursement from Manager (See Note 3)	(143,793)

Net expenses	150,986

Net investment income (loss)	1,431,682

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,796,612
Unaffiliated investment company transactions	(95,010)
Realized capital gain distributions from affiliated investment companies	945,778

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,647,380

Net change in unrealized appreciation (depreciation) on investments	8,526,759

Net realized and unrealized gain (loss) on investments	11,174,139

Net increase (decrease) in net assets resulting from operations	$12,605,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,431,682	$2,171,231
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	2,647,380	207,813
Net change in unrealized appreciation (depreciation) on investments	8,526,759	10,870,200

Net increase (decrease) in net assets resulting from operations	12,605,821	13,249,244

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(95,143)	(37,649)
Class A	(252,300)	(192,901)
Class I	(1,595,374)	(1,656,570)
Class R2	(358,338)	(201,066)
Class R3	(114,083)	(68,101)

	(2,415,238)	(2,156,287)

From net realized gain on investments:
Investor Class	(72,927)	(203,972)
Class A	(189,164)	(964,934)
Class I	(1,048,849)	(7,280,971)
Class R2	(282,263)	(1,104,637)
Class R3	(102,563)	(432,560)

	(1,695,766)	(9,987,074)

Total dividends and distributions to shareholders	(4,111,004)	(12,143,361)

Capital share transactions:
Net proceeds from sale of shares	14,807,912	33,159,608
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,107,671	12,140,972
Cost of shares redeemed	(21,128,794)	(66,727,207)

Increase (decrease) in net assets derived from capital share transactions	(2,213,211)	(21,426,627)

Net increase (decrease) in net assets	6,281,606	(20,320,744)

Net Assets
Beginning of period	121,667,492	141,988,236

End of period	$127,949,098	$121,667,492

Undistributed net investment income at end of period	$107,818	$1,091,374

50	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.13		$9.03	$8.99	$7.97	$6.92	$9.60

Net investment income (loss) (a)	0.10		0.11	0.12	0.09	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.91		0.74	0.10	1.04	1.07	(2.75)

Total from investment operations	1.01		0.85	0.22	1.13	1.19	(2.68)

Less dividends and distributions:
From net investment income	(0.18)		(0.12)	(0.13)	(0.11)	(0.13)	—
From net realized gain on investments	(0.14)		(0.63)	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.32)		(0.75)	(0.18)	(0.11)	(0.14)	—

Net asset value at end of period	$9.82		$9.13	$9.03	$8.99	$7.97	$6.92

Total investment return (b)	11.44	%(c)	10.37%	2.46%	14.30%	17.67%	(27.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	%††	1.20%	1.33%	1.05%	1.75%	1.26	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	0.83	%††	0.90%	0.98%	1.34%	1.70%	1.42	% ††
Portfolio turnover rate	29%		101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$5,903		$4,447	$2,768	$1,785	$606	$104

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.11		$9.01	$8.97	$7.95	$6.92	$10.59

Net investment income (loss) (a)	0.11		0.13	0.14	0.10	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.91		0.73	0.09	1.04	1.05	(3.69)

Total from investment operations	1.02		0.86	0.23	1.14	1.20	(3.58)

Less dividends and distributions:
From net investment income	(0.19)		(0.13)	(0.14)	(0.12)	(0.16)	(0.08)
From net realized gain on investments	(0.14)		(0.63)	(0.05)	—	(0.01)	(0.01)

Total dividends and distributions	(0.33)		(0.76)	(0.19)	(0.12)	(0.17)	(0.09)

Net asset value at end of period	$9.80		$9.11	$9.01	$8.97	$7.95	$6.92

Total investment return (b)	11.51	%(c)	10.50%	2.55%	14.40%	17.63%	(33.97%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35	%††	1.49%	1.52%	1.25%	2.14%	1.22%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (d)	0.62	%††	0.61%	0.65%	0.89%	1.01%	1.76%
Portfolio turnover rate	29%		101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$14,128		$11,725	$13,573	$12,733	$10,314	$4,784

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.19		$9.08	$9.04	$8.00	$6.94	$10.60

Net investment income (loss) (a)	0.12		0.15	0.15	0.13	0.17	0.13
Net realized and unrealized gain (loss) on investments	0.93		0.73	0.10	1.04	1.04	(3.69)

Total from investment operations	1.05		0.88	0.25	1.17	1.21	(3.56)

Less dividends and distributions:
From net investment income	(0.22)		(0.14)	(0.16)	(0.13)	(0.14)	(0.09)
From net realized gain on investments	(0.14)		(0.63)	(0.05)	—	(0.01)	(0.01)

Total dividends and distributions	(0.36)		(0.77)	(0.21)	(0.13)	(0.15)	(0.10)

Net asset value at end of period	$9.88		$9.19	$9.08	$9.04	$8.00	$6.94

Total investment return (b)	11.73	%(c)	10.64%	2.85%	14.77%	17.96%	(33.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60	%††	1.73%	1.58%	1.52%	2.37%	1.49%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (d)	0.37	%††	0.36%	0.40%	0.64%	0.76%	1.36%
Portfolio turnover rate	29%		101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$78,868		$80,756	$104,015	$63,817	$50,513	$23,249

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,			January 8, 2009** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$9.10		$9.00	$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.11		0.11	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.91		0.74	0.11	1.03	1.22

Total from investment operations	1.02		0.85	0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.18)		(0.12)	(0.13)	(0.10)	—
From net realized gain on investments	(0.14)		(0.63)	(0.05)	—	—

Total dividends and distributions	(0.32)		(0.75)	(0.18)	(0.10)	—

Net asset value at end of period	$9.80		$9.10	$9.00	$8.96	$7.94

Total investment return (b)	11.53	%(c)	10.36%	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	%††	1.27%	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.72	%††	0.71%	0.75%	0.99%	1.10	%††
Portfolio turnover rate	29%		101%	104%	60%	71%
Net assets at end of period (in 000’s)	$21,749		$18,161	$15,517	$2,907	$1,540

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

54	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				May 1, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.10		$9.01	$8.97	$7.96	$6.92	$9.76

Net investment income (loss) (a)	0.10		0.09	0.11	0.08	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.91		0.73	0.09	1.02	1.03	(2.87)

Total from investment operations	1.01		0.82	0.20	1.10	1.17	(2.84)

Less dividends and distributions:
From net investment income	(0.16)		(0.10)	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.14)		(0.63)	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.30)		(0.73)	(0.16)	(0.09)	(0.13)	—

Net asset value at end of period	$9.81		$9.10	$9.01	$8.97	$7.96	$6.92

Total investment return (b)	11.25	%(c)	10.15%	2.23%	13.97%	17.28%	(29.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05	%††	1.05%	1.18%	0.91%	1.98%	0.79	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.97	%††	0.96%	1.00%	1.24%	1.36%	1.69	% ††
Portfolio turnover rate	29%		101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$7,302		$6,579	$6,115	$5,946	$4,901	$3,695

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.62 12.82%	7.58 13.84%	2.36 3.52%	1.59 2.57%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.61 12.81	7.69 13.96	2.43 3.60	1.65 2.64	1.55 1.55
Class I Shares	No Sales Charge		12.88	14.15	3.84	2.89	1.30
Class R1 Shares[4]	No Sales Charge		12.89	14.13	3.76	2.79	1.40
Class R2 Shares[5]	No Sales Charge		12.78	13.93	3.54	2.57	1.65
Class R3 Shares[6]	No Sales Charge		12.56	13.58	3.23	2.28	1.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered the public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2013, adjusted differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

56	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	14.42%	16.89%	5.21%	3.29%
MSCI EAFE® Index[8]	16.90	19.39	–0.93	–1.42
Barclays U.S. Aggregate Bond Index[9]	0.90	3.68	5.72	6.28
Retirement 2040 Composite Index[10]	12.97	15.61	4.15	2.82
Average Lipper Mixed-Asset Target 2040 Fund[11]	11.55	13.03	3.24	1.74

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	57

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,128.20	$2.48	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,128.10	$1.95	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,128.80	$0.63	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,127.80	$2.48	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,125.60	$3.79	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

58	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 63 for specific holdings within these categories.

mainstayinvestments.com	59

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Retirement 2040 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 12.82% for Investor Class shares and 12.81% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 12.88%, Class R1 shares2 returned 12.89%, Class R2 shares returned 12.78% and Class R3 shares returned 12.56%. All share classes outperformed the 11.55% return of the average Lipper3 mixed-asset target 2040 fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index4 and the 16.90% return of the MSCI EAFE® Index.5 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index6 but underperformed the 12.97% return of the Retirement 2040 Composite Index7 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. See page 56 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. Please see the Prospectus dated February 28, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to

Underlying Funds that invest in fixed-income securities— accounted for many of the challenges the Fund experienced in terms of relative performance.

During the reporting period, the Fund underperformed the Retirement 2040 Composite Index but outperformed the average peer fund. The Fund’s asset-allocation policy was a net detractor. We maintained a neutral blend at the start of the reporting period, then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, but the benefit was more than offset by a heavy allocation to emerging-market stocks, an emphasis on large-cap stocks rather than small-cap stocks, and a bias toward U.S. equities over those of other developed nations. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration8 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also affected relative results. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund proved beneficial. Other positive contributors in the equity portion of the Fund included MainStay MAP Fund and MainStay U.S. Small Cap Fund. A number of significant holdings fared less well, with MainStay International Equity Fund featuring prominently on that list. All told, the performance of all Underlying Funds presented a slight drag on the Fund’s relative return.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 56 for more information on Class R1 shares.
3.	See footnote on page 57 for more information on Lipper Inc.
4.	See footnote on page 57 for more information on the S&P 500® Index.
5.	See footnote on page 57 for more information on the MSCI EAFE® Index.
6.	See footnote on page 57 for more information on the Barclays U.S. Aggregate Bond Index.
7.	See footnote on page 57 for more information on the Retirement 2040 Composite Index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

60	MainStay Retirement 2040 Fund

valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes. The Fund was also significantly overweight in emerging-market economies because we believed that these markets would benefit most from gradually strengthening global economic growth. During the reporting period, however, that posture detracted significantly from performance, as emerging-market stocks generally trailed stocks in developed markets by a wide margin.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, many of the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available. MainStay Short Duration High Yield Fund was one such product. The Fund selected this Underlying Fund as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments.

Also of note, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. We also increased the Fund’s position in MainStay Common Stock Fund, as the strategy employed in that Underlying Fund has proven very effective in the post–credit crisis environment. In addition, we increased the Fund’s allocation to Vanguard Emerging Markets ETF with the expectation that the developing world is poised to accelerate as global growth rebounds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and Vanguard FTSE Emerging Markets ETF.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay ICAP International Equity Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a small position in MainStay International Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job

mainstayinvestments.com	61

creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contributions to the fixed-income portion of the Fund came from MainStay Floating Rate Fund and Market Vectors Emerging Market Bond ETF. The contribution from positions in a variety of other Underlying Fixed Income Funds, including MainStay Money Market Fund and MainStay Short Duration High Yield Fund, was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

62	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 81.9%†
Equity Funds 71.0%
MainStay Common Stock Fund Class I (a)	762,515	$11,216,593
MainStay Cornerstone Growth Fund Class I	74,954	2,237,362
MainStay Epoch International Small Cap Fund Class I	131,598	2,660,918
MainStay Epoch U.S. All Cap Fund Class I	260,443	6,552,750
MainStay ICAP Equity Fund Class I	124,581	5,621,113
MainStay ICAP International Fund Class I	190,569	6,180,158
MainStay ICAP Select Equity Fund Class I	12,014	517,423
MainStay International Equity Fund Class I	208,084	2,623,942
MainStay Large Cap Growth Fund Class I	534,549	4,714,724
MainStay MAP Fund Class I	356,355	14,190,047
MainStay S&P 500 Index Fund Class I	181,497	6,735,351

Total Equity Funds (Cost $51,849,624)		63,250,381

Fixed Income Funds 10.9%
MainStay Floating Rate Fund Class I	316,655	3,058,889
MainStay High Yield Corporate Bond Fund Class I	16,056	99,870
MainStay High Yield Municipal Bond Fund Class I	47,464	576,215
MainStay Intermediate Term Bond Fund Class I	343,934	3,827,980
MainStay Money Market Fund Class A	1,776,965	1,776,965
MainStay Short Duration High Yield Fund Class I	37,200	374,599
MainStay Short Term Bond Fund Class I	5,244	50,447

Total Fixed Income Funds (Cost $9,561,032)		9,764,965

Total Affiliated Investment Companies (Cost $61,410,656)		73,015,346

	Shares	Value
Unaffiliated Investment Companies 17.4%
Equity Funds 16.3%
iShares Russell 2000 Index ETF	88,712	$8,351,348
Vanguard Emerging Markets ETF	141,855	6,207,575

Total Equity Funds (Cost $12,842,160)		14,558,923

Fixed Income Fund 1.1%
Market Vectors Emerging Markets Local Currency Bond ETF	33,721	930,362

Total Fixed Income Fund (Cost $884,105)		930,362

Total Unaffiliated Investment Companies (Cost $13,726,265)		15,489,285

Total Investments (Cost $75,136,921) (b)	99.3%	88,504,631
Other Assets, Less Liabilities	0.7	611,146
Net Assets	100.0%	$89,115,777

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2013, cost is $76,608,940 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,367,710
Gross unrealized depreciation	(1,472,019)

Net unrealized appreciation	$11,895,691

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$63,250,381	$—	$—	$63,250,381
Fixed Income Funds	9,764,965	—	—	9,764,965

Total Affiliated Investment Companies	73,015,346	—	—	73,015,346

Unaffiliated Investment Companies
Equity Funds	14,558,923	—	—	14,558,923
Fixed Income Fund	930,362	—	—	930,362

Total Unaffiliated Investment Companies	15,489,285	—	—	15,489,285

Total Investments	$88,504,631	$—	$—	$88,504,631

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $61,410,656)	$73,015,346
Investments in unaffiliated investment companies, at value (identified cost $13,726,265)	15,489,285
Cash	3,237
Receivables:
Fund shares sold	657,649
Manager (See Note 3)	15,312
Other assets	31,290

Total assets	89,212,119

Liabilities
Payables:
Fund shares redeemed	33,954
Transfer agent (See Note 3)	30,889
Professional fees	14,788
NYLIFE Distributors (See Note 3)	7,947
Shareholder communication	5,513
Custodian	1,096
Trustees	180
Accrued expenses	1,975

Total liabilities	96,342

Net assets	$89,115,777

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,067
Additional paid-in capital	75,714,623

75,723,690
Distributions in excess of net investment income	(6,849)
Accumulated net realized gain (loss) on investments	31,226
Net unrealized appreciation (depreciation) on investments	13,367,710

Net assets	$89,115,777

Investor Class
Net assets applicable to outstanding shares	$4,919,457

Shares of beneficial interest outstanding	501,609

Net asset value per share outstanding	$9.81
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.38

Class A
Net assets applicable to outstanding shares	$8,458,650

Shares of beneficial interest outstanding	865,764

Net asset value per share outstanding	$9.77
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.34

Class I
Net assets applicable to outstanding shares	$55,210,172

Shares of beneficial interest outstanding	5,602,619

Net asset value and offering price per share outstanding	$9.85

Class R2
Net assets applicable to outstanding shares	$14,098,501

Shares of beneficial interest outstanding	1,439,145

Net asset value and offering price per share outstanding	$9.80

Class R3
Net assets applicable to outstanding shares	$6,428,998

Shares of beneficial interest outstanding	657,996

Net asset value and offering price per share outstanding	$9.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$901,320
Dividend distributions from unaffiliated investment companies	148,885

Total income	1,050,205

Expenses
Transfer agent (See Note 3)	92,522
Distribution/Service—Investor Class (See Note 3)	5,180
Distribution/Service—Class A (See Note 3)	8,980
Distribution/Service—Class R2 (See Note 3)	15,458
Distribution/Service—Class R3 (See Note 3)	14,928
Manager (See Note 3)	39,895
Registration	33,950
Professional fees	14,059
Shareholder service (See Note 3)	9,168
Shareholder communication	7,352
Custodian	3,354
Trustees	908
Miscellaneous	4,219

Total expenses before waiver/reimbursement	249,973
Expense waiver/reimbursement from Manager (See Note 3)	(144,322)

Net expenses	105,651

Net investment income (loss)	944,554

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	915,761
Unaffiliated investment company transactions	(40,084)
Realized capital gain distributions from affiliated investment companies	627,610

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,503,287

Net change in unrealized appreciation (depreciation) on investments	7,221,788

Net realized and unrealized gain (loss) on investments	8,725,075

Net increase (decrease) in net assets resulting from operations	$9,669,629

66	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$944,554	$1,061,661
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,503,287	(181,516)
Net change in unrealized appreciation (depreciation) on investments	7,221,788	7,255,456

Net increase (decrease) in net assets resulting from operations	9,669,629	8,135,601

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(62,651)	(25,228)
Class A	(115,534)	(81,939)
Class I	(938,889)	(785,950)
Class R2	(190,596)	(91,012)
Class R3	(80,565)	(41,287)

	(1,388,235)	(1,025,416)

From net realized gain on investments:
Investor Class	(46,956)	(167,658)
Class A	(83,771)	(499,035)
Class I	(585,597)	(4,038,074)
Class R2	(147,382)	(643,300)
Class R3	(72,841)	(348,253)

	(936,547)	(5,696,320)

Total dividends and distributions to shareholders	(2,324,782)	(6,721,736)

Capital share transactions:
Net proceeds from sale of shares	11,178,321	21,127,875
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,324,621	6,721,660
Cost of shares redeemed	(8,627,960)	(36,058,922)

Increase (decrease) in net assets derived from capital share transactions	4,874,982	(8,209,387)

Net increase (decrease) in net assets	12,219,829	(6,795,522)

Net Assets
Beginning of period	76,895,948	83,691,470

End of period	$89,115,777	$76,895,948

Undistributed (distributions excess of) net investment income at end of period	$(6,849)	$436,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.95		$8.79	$8.80	$7.75	$6.74	$9.56

Net investment income (loss) (a)	0.09		0.08	0.09	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.03		0.76	0.11 (b)	1.08	1.04	(2.88)

Total from investment operations	1.12		0.84	0.20	1.14	1.13	(2.82)

Less dividends and distributions:
From net investment income	(0.15)		(0.09)	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.11)		(0.59)	(0.10)	—	—	—

Total dividends and distributions	(0.26)		(0.68)	(0.21)	(0.09)	(0.12)	—

Net asset value at end of period	$9.81		$8.95	$8.79	$8.80	$7.75	$6.74

Total investment return (c)	12.82	%(d)	10.44%	2.20%	14.76%	17.20%	(29.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03	%††	0.93%	1.00%	0.77%	1.25%	1.10	% ††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	0.92	%††	1.01%	1.13%	1.60%	1.94%	1.93	% ††
Portfolio turnover rate	25%		96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$4,919		$3,518	$2,306	$1,337	$614	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

68	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.92		$8.76	$8.77	$7.72	$6.75	$10.61

Net investment income (loss) (a)	0.10		0.10	0.11	0.08	0.12	0.10
Net realized and unrealized gain (loss) on investments	1.02		0.75	0.10 (b)	1.06	1.00	(3.91)

Total from investment operations	1.12		0.85	0.21	1.14	1.12	(3.81)

Less dividends and distributions:
From net investment income	(0.16)		(0.10)	(0.12)	(0.09)	(0.15)	(0.04)
From net realized gain on investments	(0.11)		(0.59)	(0.10)	—	—	(0.01)

Total dividends and distributions	(0.27)		(0.69)	(0.22)	(0.09)	(0.15)	(0.05)

Net asset value at end of period	$9.77		$8.92	$8.76	$8.77	$7.72	$6.75

Total investment return (c)	12.81	%(d)	10.58%	2.29%	14.89%	17.09%	(36.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	%††	1.19%	1.23%	0.97%	1.77%	1.07%
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (e)	0.73	%††	0.75%	0.79%	1.02%	1.19%	2.57%
Portfolio turnover rate	25%		96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$8,459		$6,517	$7,151	$6,826	$5,459	$2,364

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.01		$8.83	$8.84	$7.77	$6.76	$10.61

Net investment income (loss) (a)	0.12		0.12	0.11	0.10	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.01		0.77	0.12 (b)	1.08	1.00	(3.90)

Total from investment operations	1.13		0.89	0.23	1.18	1.14	(3.79)

Less dividends and distributions:
From net investment income	(0.18)		(0.12)	(0.14)	(0.11)	(0.13)	(0.05)
From net realized gain on investments	(0.11)		(0.59)	(0.10)	—	—	(0.01)

Total dividends and distributions	(0.29)		(0.71)	(0.24)	(0.11)	(0.13)	(0.06)

Net asset value at end of period	$9.85		$9.01	$8.83	$8.84	$7.77	$6.76

Total investment return (c)	12.88	%(d)	10.98%	2.48%	15.24%	17.34%	(35.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52	%††	1.43%	1.22%	1.22%	2.04%	1.25%
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (e)	0.48	%††	0.50%	0.54%	0.77%	0.94%	2.02%
Portfolio turnover rate	25%		96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$55,210		$49,750	$59,619	$33,551	$27,031	$11,263

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

70	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,			January 8, 2009** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$8.94		$8.77	$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.10		0.08	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.02		0.76	0.11 (b)	1.08	1.24

Total from investment operations	1.12		0.84	0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.15)		(0.08)	(0.11)	(0.08)	—
From net realized gain on investments	(0.11)		(0.59)	(0.10)	—	—

Total dividends and distributions	(0.26)		(0.67)	(0.21)	(0.08)	—

Net asset value at end of period	$9.80		$8.94	$8.77	$8.78	$7.72

Total investment return (c)	12.78	%(d)	10.51%	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%††	0.98%	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.83	%††	0.85%	0.89%	1.12%	1.26	%††
Portfolio turnover rate	25%		96%	111%	65%	75%
Net assets at end of period (in 000’s)	$14,099		$11,513	$9,559	$3,394	$1,425

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				May 1 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.91		$8.75	$8.76	$7.72	$6.73	$9.71

Net investment income (loss) (a)	0.09		0.07	0.08	0.05	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.00		0.75	0.10 (b)	1.06	0.99	(3.02)

Total from investment operations	1.09		0.82	0.18	1.11	1.10	(2.98)

Less dividends and distributions:
From net investment income	(0.12)		(0.07)	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.11)		(0.59)	(0.10)	—	—	—

Total dividends and distributions	(0.23)		(0.66)	(0.19)	(0.07)	(0.11)	—

Net asset value at end of period	$9.77		$8.91	$8.75	$8.76	$7.72	$6.73

Total investment return (c)	12.56	%(d)	10.23%	1.98%	14.47%	16.77%	(30.69	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	%††	0.76%	0.86%	0.61%	1.68%	1.07	% ††
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.08	%††	1.10%	1.14%	1.37%	1.55%	2.08	% ††
Portfolio turnover rate	25%		96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$6,429		$5,597	$5,056	$4,628	$3,682	$2,767

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

72	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.95 13.17%	7.93 14.21%	2.14 3.30%	1.28 2.26%	2.07 2.07%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.12 13.36	8.11 14.40	2.26 3.42	1.38 2.36	1.65 1.65
Class I Shares	No Sales Charge		13.43	14.60	3.66	2.62	1.40
Class R1 Shares[4]	No Sales Charge		13.45	14.57	3.58	2.51	1.50
Class R2 Shares[5]	No Sales Charge		13.22	14.26	3.32	2.26	1.75
Class R3 Shares[6]	No Sales Charge		13.16	13.94	3.06	2.00	2.00

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not commenced operations as of April 30, 2013. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2013, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	73

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	14.42%	16.89%	5.21%	3.29%
MSCI EAFE® Index[8]	16.90	19.39	–0.93	–1.42
Barclays U.S. Aggregate Bond Index[9]	0.90	3.68	5.72	6.28
Retirement 2050 Composite Index[10]	13.64	16.25	3.87	2.46
Average Lipper Mixed-Asset Target 2050+ Fund[11]	12.30	13.68	3.18	1.52

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

74	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,131.70	$2.48	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,133.60	$1.96	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,134.30	$0.64	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,132.20	$2.48	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,131.60	$3.81	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	75

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 80 for specific holdings within these categories.

76	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Retirement 2050 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 13.17% for Investor Class shares and 13.36% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 13.43%, Class R1 shares2 returned 13.45%, Class R2 shares returned 13.22% and Class R3 shares returned 13.16%. All share classes outperformed the 12.30% return of the average Lipper3 mixed-asset target 2050+ fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index4 and the 16.90% return of the MSCI EAFE® Index.5 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index6 and underperformed the 13.64% return of the Retirement 2050 Composite Index7 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are

additional benchmarks of the Fund. See page 73 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. Please see the Prospectus dated February 28, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to

Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

During the reporting period, the Fund underperformed the Retirement 2050 Composite Index but outperformed the average peer fund. The Fund’s asset-allocation policy was a net detractor. We maintained a neutral blend at the start of the reporting period, then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, but the benefit was more than offset by a heavy allocation to emerging-market stocks, an emphasis on large-cap stocks rather than small-cap stocks, and a bias toward U.S. equities over those of other developed nations. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration8 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also affected relative results. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund proved beneficial. Other positive contributors in the equity portion of the Fund included MainStay MAP Fund and MainStay U.S. Small Cap Fund. A number of significant holdings fared less well, with MainStay International Equity Fund featuring prominently on that list. All told, the performance of all Underlying Funds presented a drag on the Fund’s relative return.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 73 for more information on Class R1 shares.
3.	See footnote on page 74 for more information on Lipper Inc.
4.	See footnote on page 74 for more information on the S&P 500® Index.
5.	See footnote on page 74 for more information on the MSCI EAFE® Index.
6.	See footnote on page 74 for more information on the Barclays U.S. Aggregate Bond Index.
7.	See footnote on page 74 for more information on the Retirement 2050 Composite Index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	77

environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes. The Fund was also significantly overweight in emerging-market economies because we believed that these markets would benefit most from gradually strengthening global economic growth. During the reporting period, however, that posture detracted significantly from performance, as emerging-market stocks generally trailed stocks in developed markets by a wide margin.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view.

A few of the more notable allocation changes during the reporting period were in positions new to the Fund. MainStay Cornerstone Growth Fund was a new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market. A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments.

Also of note, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. We also increased the Fund’s position in MainStay Common Stock Fund, as the strategy employed in that Underlying Fund has proven very effective in the post–credit crisis environment. In addition, we increased the Fund’s allocation to Vanguard Emerging Markets ETF with the expectation that the developing world is poised to accelerate as global growth rebounds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund (formerly MainStay 130/30 International Fund) generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and Vanguard FTSE Emerging Markets ETF.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay ICAP International Equity Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a small position in MainStay International Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Funds that invest in higher-yielding corporate bonds over those that invest primarily in government- backed issues. This strategy proved fortunate. Credit performed

78	MainStay Retirement 2050 Fund

quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The Fund is primarily an equity vehicle with only very small holdings in Underlying Fixed Income Funds. For this reason, no Underlying Fixed Income Funds made substantial contributions to the Fund’s return. The largest contributions to the fixed-income portion of the Fund came from MainStay Floating Rate Fund and Market Vectors Emerging Market Bond ETF. The contribution from positions in a variety of other Underlying Fixed Income Funds was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	79

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Affiliated Investment Companies 80.9%†
Equity Funds 73.8%
MainStay Common Stock Fund Class I (a)	482,401	$7,096,121
MainStay Cornerstone Growth Fund Class I	53,494	1,596,807
MainStay Epoch International Small Cap Fund Class I	86,786	1,754,810
MainStay Epoch U.S. All Cap Fund Class I	211,994	5,333,768
MainStay ICAP Equity Fund Class I	52,548	2,370,976
MainStay ICAP International Fund Class I	129,870	4,211,690
MainStay ICAP Select Equity Fund Class I	5,464	235,344
MainStay International Equity Fund Class I	140,377	1,770,148
MainStay Large Cap Growth Fund Class I	319,324	2,816,438
MainStay MAP Fund Class I	224,576	8,942,612
MainStay S&P 500 Index Fund Class I	105,574	3,917,867

Total Equity Funds (Cost $33,655,435)		40,046,581

Fixed Income Funds 7.1%
MainStay Floating Rate Fund Class I	70,709	683,051
MainStay High Yield Municipal Bond Fund Class I	7,878	95,642
MainStay Intermediate Term Bond Fund Class I	188,033	2,092,806
MainStay Money Market Fund Class A	951,769	951,769
MainStay Short Term Bond Fund Class I	1,644	15,819

Total Fixed Income Funds (Cost $3,772,942)		3,839,087

Total Affiliated Investment Companies (Cost $37,428,377)		43,885,668

	Shares	Value

Unaffiliated Investment Companies 18.5%
Equity Funds 17.9%
iShares Russell 2000 Index ETF	61,673	$5,805,896
Vanguard Emerging Markets ETF	89,619	3,921,728

Total Equity Funds (Cost $8,547,407)		9,727,624

Fixed Income Fund 0.6%
Market Vectors Emerging Markets Local Currency Bond ETF	11,638	321,092

Total Fixed Income Fund (Cost $304,210)		321,092

Total Unaffiliated Investment Companies (Cost $8,851,617)		10,048,716

Total Investments (Cost $46,279,994) (b)	99.4%	53,934,384
Other Assets, Less Liabilities	0.6	337,516
Net Assets	100.0%	$54,271,900

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2013, cost is $47,314,747 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,654,390
Gross unrealized depreciation	(1,034,753)

Net unrealized appreciation	$6,619,637

The	following abbreviation is used in the above portfolio:

ETF—Exchange	Traded Fund

80	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$40,046,581	$—	$—	$40,046,581
Fixed Income Funds	3,839,087	—	—	3,839,087

Total Affiliated Investment Companies	43,885,668	—	—	43,885,668

Unaffiliated Investment Companies
Equity Funds	9,727,624	—	—	9,727,624
Fixed Income Fund	321,092	—	—	321,092

Total Unaffiliated Investment Companies	10,048,716	—	—	10,048,716

Total Investments	$53,934,384	$—	$—	$53,934,384

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	81

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $37,428,377)	$43,885,668
Investments in unaffiliated investment companies, at value (identified cost $8,851,617)	10,048,716
Cash	1,118
Receivables:
Fund shares sold	339,254
Manager (See Note 3)	13,411
Other assets	30,992

Total assets	54,319,159

Liabilities
Payables:
Transfer agent (See Note 3)	18,935
Professional fees	14,633
NYLIFE Distributors (See Note 3)	3,903
Fund shares redeemed	3,400
Shareholder communication	3,396
Custodian	1,234
Trustees	100
Accrued expenses	1,658

Total liabilities	47,259

Net assets	$54,271,900

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,569
Additional paid-in capital	46,876,870

46,882,439
Distributions in excess of net investment income	(31,341)
Accumulated net realized gain (loss) on investments	(233,588)
Net unrealized appreciation (depreciation) on investments	7,654,390

Net assets	$54,271,900

Investor Class
Net assets applicable to outstanding shares	$2,460,448

Shares of beneficial interest outstanding	253,566

Net asset value per share outstanding	$9.70
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.26

Class A
Net assets applicable to outstanding shares	$3,073,801

Shares of beneficial interest outstanding	316,577

Net asset value per share outstanding	$9.71
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.28

Class I
Net assets applicable to outstanding shares	$38,996,166

Shares of beneficial interest outstanding	3,994,548

Net asset value and offering price per share outstanding	$9.76

Class R2
Net assets applicable to outstanding shares	$5,305,675

Shares of beneficial interest outstanding	545,728

Net asset value and offering price per share outstanding	$9.72

Class R3
Net assets applicable to outstanding shares	$4,435,810

Shares of beneficial interest outstanding	458,206

Net asset value and offering price per share outstanding	$9.68

82	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$530,058
Dividend distributions from unaffiliated investment companies	100,273

Total income	630,331

Expenses
Transfer agent (See Note 3)	59,250
Registration	33,603
Manager (See Note 3)	24,191
Distribution/Service—Investor Class (See Note 3)	2,578
Distribution/Service—Class A (See Note 3)	3,385
Distribution/Service—Class R2 (See Note 3)	5,735
Distribution/Service—Class R3 (See Note 3)	10,126
Professional fees	13,510
Shareholder communication	4,501
Shareholder service (See Note 3)	4,319
Custodian	3,467
Trustees	547
Miscellaneous	3,651

Total expenses before waiver/reimbursement	168,863
Expense waiver/reimbursement from Manager (See Note 3)	(111,452)

Net expenses	57,411

Net investment income (loss)	572,920

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	421,613
Unaffiliated investment company transactions	(22,443)
Realized capital gain distributions from affiliated investment companies	402,081

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	801,251

Net change in unrealized appreciation (depreciation) on investments	4,768,263

Net realized and unrealized gain (loss) on investments	5,569,514

Net increase (decrease) in net assets resulting from operations	$6,142,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	83

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$572,920	$538,465
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	801,251	(434,269)
Net change in unrealized appreciation (depreciation) on investments	4,768,263	4,478,430

Net increase (decrease) in net assets resulting from operations	6,142,434	4,582,626

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(28,617)	(9,217)
Class A	(39,856)	(21,834)
Class I	(607,881)	(435,399)
Class R2	(63,463)	(24,473)
Class R3	(48,340)	(18,155)

	(788,157)	(509,078)

From net realized gain on investments:
Investor Class	(14,959)	(75,616)
Class A	(19,903)	(165,006)
Class I	(262,801)	(2,596,742)
Class R2	(34,247)	(211,293)
Class R3	(30,708)	(208,448)

	(362,618)	(3,257,105)

Total dividends and distributions to shareholders	(1,150,775)	(3,766,183)

Capital share transactions:
Net proceeds from sale of shares	7,298,188	14,484,390
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,150,743	3,766,086
Cost of shares redeemed	(4,634,992)	(20,839,801)

Increase (decrease) in net assets derived from capital share transactions	3,813,939	(2,589,325)

Net increase (decrease) in net assets	8,805,598	(1,772,882)

Net Assets
Beginning of period	45,466,302	47,239,184

End of period	$54,271,900	$45,466,302

Undistributed (distributions in excess of) net investment income at end of period	$(31,341)	$183,896

84	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.76		$8.58	$8.55	$7.50	$6.57	$9.46

Net investment income (loss) (a)	0.09		0.06	0.08	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.05		0.77	0.10 (b)	1.08	0.99	(2.94)

Total from investment operations	1.14		0.83	0.18	1.12	1.08	(2.89)

Less dividends and distributions:
From net investment income	(0.13)		(0.07)	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.07)		(0.58)	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.20)		(0.65)	(0.15)	(0.07)	(0.15)	—

Net asset value at end of period	$9.70		$8.76	$8.58	$8.55	$7.50	$6.57

Total investment return (c)	13.17	%(d)	10.69%	2.10%	15.08%	16.92%	(30.55	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%††	0.74%	0.87%	0.55%	1.30%	0.81	% ††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.12	%††	1.27%	1.51%	2.17%	2.31%	2.86	% ††
Portfolio turnover rate	23%		102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$2,460		$1,793	$1,010	$650	$299	$80

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	85

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.77		$8.59	$8.55	$7.49	$6.58	$10.62

Net investment income (loss) (a)	0.10		0.08	0.10	0.06	0.11	0.09
Net realized and unrealized gain (loss) on investments	1.05		0.76	0.10 (b)	1.08	0.97	(4.05)

Total from investment operations	1.15		0.84	0.20	1.14	1.08	(3.96)

Less dividends and distributions:
From net investment income	(0.14)		(0.08)	(0.10)	(0.08)	(0.13)	(0.07)
From net realized gain on investments	(0.07)		(0.58)	(0.06)	—	(0.04)	(0.01)

Total dividends and distributions	(0.21)		(0.66)	(0.16)	(0.08)	(0.17)	(0.08)

Net asset value at end of period	$9.71		$8.77	$8.59	$8.55	$7.49	$6.58

Total investment return (c)	13.36	%(d)	10.64%	2.28%	15.30%	16.84%	(37.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	%††	0.97%	1.11%	0.72%	1.62%	0.97%
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (e)	0.83	%††	0.85%	0.91%	1.29%	1.58%	3.52%
Portfolio turnover rate	23%		102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$3,074		$2,432	$2,423	$2,224	$1,571	$721

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

86	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.83		$8.64	$8.60	$7.53	$6.59	$10.63

Net investment income (loss) (a)	0.11		0.11	0.08	0.08	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.05		0.76	0.14 (b)	1.08	0.98	(4.03)

Total from investment operations	1.16		0.87	0.22	1.16	1.11	(3.94)

Less dividends and distributions:
From net investment income	(0.16)		(0.10)	(0.12)	(0.09)	(0.13)	(0.09)
From net realized gain on investments	(0.07)		(0.58)	(0.06)	—	(0.04)	(0.01)

Total dividends and distributions	(0.23)		(0.68)	(0.18)	(0.09)	(0.17)	(0.10)

Net asset value at end of period	$9.76		$8.83	$8.64	$8.60	$7.53	$6.59

Total investment return (c)	13.43	%(d)	10.97%	2.49%	15.56%	17.31%	(37.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49	%††	1.26%	0.94%	1.01%	1.99%	1.08%
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (e)	0.58	%††	0.60%	0.66%	1.04%	1.34%	3.18%
Portfolio turnover rate	23%		102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$38,996		$33,346	$37,721	$17,917	$14,283	$7,191

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	87

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,			January 8, 2009** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$8.78		$8.59	$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.10		0.07	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.04		0.77	0.12 (b)	1.09	1.23

Total from investment operations	1.14		0.84	0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.13)		(0.07)	(0.09)	(0.07)	—
From net realized gain on investments	(0.07)		(0.58)	(0.06)	—	—

Total dividends and distributions	(0.20)		(0.65)	(0.15)	(0.07)	—

Net asset value at end of period	$9.72		$8.78	$8.59	$8.55	$7.49

Total investment return (c)	13.22	%(d)	10.62%	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	%††	0.79%	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.93	%††	0.95%	1.01%	1.39%	1.64	%††
Portfolio turnover rate	23%		102%	139%	70%	67%
Net assets at end of period (in 000’s)	$5,306		$4,128	$3,065	$1,735	$419

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

88	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,				May 1, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.73		$8.55	$8.52	$7.48	$6.56	$9.61

Net investment income (loss) (a)	0.09		0.05	0.06	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.04		0.76	0.10 (b)	1.07	0.96	(3.06)

Total from investment operations	1.13		0.81	0.16	1.10	1.06	(3.05)

Less dividends and distributions:
From net investment income	(0.11)		(0.05)	(0.07)	(0.06)	(0.10)	—
From net realized gain on investments	(0.07)		(0.58)	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.18)		(0.63)	(0.13)	(0.06)	(0.14)	—

Net asset value at end of period	$9.68		$8.73	$8.55	$8.52	$7.48	$6.56

Total investment return (c)	13.16	%(d)	10.19%	2.00%	14.78%	16.66%	(31.74	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	0.56%	0.68%	0.39%	1.49%	0.28	% ††
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement)(e)	1.18	%††	1.20%	1.26%	1.64%	1.94%	2.99	% ††
Portfolio turnover rate	23%		102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$4,436		$3,767	$3,020	$2,729	$2,149	$1,473

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	89

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Retirement Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers of each Retirement Fund.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices

90	MainStay Retirement Funds

on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for each Retirement Fund’s investments is included at the end of each Retirement Fund’s Portfolio of Investments.

The valuation techniques used by the Retirement Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Retirement Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Retirement Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Retirement Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Retirement Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Retirement Funds’ Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Retirement Funds did not hold any securities that were fair valued in such a manner.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below. The Retirement Funds’ other investments and securities held by the Affiliated Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (elevated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic

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Notes to Financial Statements (Unaudited) (continued)

data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes.

The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

92	MainStay Retirement Funds

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$25,279
MainStay Retirement 2020 Fund	45,479
MainStay Retirement 2030 Fund	58,006
MainStay Retirement 2040 Fund	39,895
MainStay Retirement 2050 Fund	24,191

For the six-month period ended April 30, 2013, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$97,637
MainStay Retirement 2020 Fund	109,736
MainStay Retirement 2030 Fund	143,793
MainStay Retirement 2040 Fund	144,322
MainStay Retirement 2050 Fund	111,452

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

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Notes to Financial Statements (Unaudited) (continued)

Shareholder service fees incurred by each Retirement Fund for the six-month period ended April 30, 2013, were as follows:

MainStay Retirement 2010 Fund
Class R2	$8,326
Class R3	426

MainStay Retirement 2020 Fund
Class R2	$12,985
Class R3	1,059

MainStay Retirement 2030 Fund
Class R2	$9,497
Class R3	3,427

MainStay Retirement 2040 Fund
Class R2	$6,183
Class R3	2,985

MainStay Retirement 2050 Fund
Class R2	$2,294
Class R3	2,025

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2013 were as follows:

MainStay Retirement 2010 Fund
Investor Class	$1,401
Class A	1,064

MainStay Retirement 2020 Fund
Investor Class	$7,116
Class A	1,427

MainStay Retirement 2030 Fund
Investor Class	$8,462
Class A	2,004

MainStay Retirement 2040 Fund
Investor Class	$9,531
Class A	3,056

MainStay Retirement 2050 Fund
Investor Class	$4,406
Class A	168

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2013, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$2,203
Class A	5,682
Class I	21,066
Class R2	13,910
Class R3	713

MainStay Retirement 2020 Fund
Investor Class	$6,154
Class A	7,721
Class I	26,444
Class R2	15,153
Class R3	1,238

MainStay Retirement 2030 Fund
Investor Class	$8,943
Class A	9,308
Class I	53,062
Class R2	13,916
Class R3	5,021

MainStay Retirement 2040 Fund
Investor Class	$8,481
Class A	7,981
Class I	55,686
Class R2	13,740
Class R3	6,634

MainStay Retirement 2050 Fund
Investor Class	$5,388
Class A	3,145
Class I	40,671
Class R2	5,335
Class R3	4,711

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually),

94	MainStay Retirement Funds

the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	4.74%
MainStay Cornerstone Growth Fund Class I	0.24
MainStay Epoch International Small Cap Fund Class I	0.54
MainStay Epoch U.S. All Cap Fund Class I	0.60
MainStay Floating Rate Fund Class I	0.40
MainStay High Yield Corporate Bond Fund Class I	0.02
MainStay High Yield Municipal Bond Fund Class I	0.13
MainStay ICAP Equity Fund Class I	0.33
MainStay ICAP International Fund Class I	0.15
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Indexed Bond Fund Class I	1.94
MainStay Intermediate Term Bond Fund Class I	2.89
MainStay International Equity Fund Class I	0.28
MainStay Large Cap Growth Fund Class I	0.02
MainStay MAP Fund Class I	0.35
MainStay Money Market Fund Class A	0.47
MainStay S&P 500 Index Fund Class I	0.20
MainStay Short Duration High Yield Fund Class I	1.19
MainStay Short Term Bond Fund Class I	0.18

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	10.42%
MainStay Cornerstone Growth Fund Class I	0.44
MainStay Epoch International Small Cap Fund Class I	1.47
MainStay Epoch U.S. All Cap Fund Class I	1.32
MainStay Floating Rate Fund Class I	0.73
MainStay High Yield Corporate Bond Fund Class I	0.02
MainStay High Yield Municipal Bond Fund Class I	0.25
MainStay ICAP Equity Fund Class I	0.69
MainStay ICAP International Fund Class I	0.41
MainStay ICAP Select Equity Fund Class I	0.02
MainStay Indexed Bond Fund Class I	1.21
MainStay Intermediate Term Bond Fund Class I	2.76
MainStay International Equity Fund Class I	0.77
MainStay Large Cap Growth Fund Class I	0.04
MainStay MAP Fund Class I	0.79
MainStay Money Market Fund Class A	0.95
MainStay S&P 500 Index Fund Class I	0.45
MainStay Short Duration High Yield Fund Class I	2.08
MainStay Short Term Bond Fund Class I	0.27

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	17.69%
MainStay Cornerstone Growth Fund Class I	0.67
MainStay Epoch International Small Cap Fund Class I	2.61
MainStay Epoch U.S. All Cap Fund Class I	1.97
MainStay Floating Rate Fund Class I	1.04
MainStay High Yield Corporate Bond Fund Class I	0.01
MainStay High Yield Municipal Bond Fund Class I	0.32
MainStay ICAP Equity Fund Class I	0.97
MainStay ICAP International Fund Class I	0.87
MainStay ICAP Select Equity Fund Class I	0.02
MainStay Intermediate Term Bond Fund Class I	1.69
MainStay International Equity Fund Class I	1.62
MainStay Large Cap Growth Fund Class I	0.06
MainStay MAP Fund Class I	1.25
MainStay Money Market Fund Class A	1.18
MainStay S&P 500 Index Fund Class I	0.70
MainStay Short Duration High Yield Fund Class I	2.62
MainStay Short Term Bond Fund Class I	0.31

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	14.18%
MainStay Cornerstone Growth Fund Class I	0.52
MainStay Epoch International Small Cap Fund Class I	2.11
MainStay Epoch U.S. All Cap Fund Class I	1.37
MainStay Floating Rate Fund Class I	0.47
MainStay High Yield Corporate Bond Fund Class I	0.00 ‡
MainStay High Yield Municipal Bond Fund Class I	0.14
MainStay ICAP Equity Fund Class I	0.62
MainStay ICAP International Fund Class I	0.75
MainStay ICAP Select Equity Fund Class I	0.02
MainStay Intermediate Term Bond Fund Class I	0.51
MainStay International Equity Fund Class I	1.40
MainStay Large Cap Growth Fund Class I	0.04
MainStay MAP Fund Class I	0.96
MainStay Money Market Fund Class A	0.66
MainStay S&P 500 Index Fund Class I	0.54
MainStay Short Duration High Yield Fund Class I	0.50
MainStay Short Term Bond Fund Class I	0.10

‡	Less than one-tenth of a percent.

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Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	8.97%
MainStay Cornerstone Growth Fund Class I	0.37
MainStay Epoch International Small Cap Fund Class I	1.39
MainStay Epoch U.S. All Cap Fund Class I	1.11
MainStay Floating Rate Fund Class I	0.11
MainStay High Yield Municipal Bond Fund Class I	0.02
MainStay ICAP Equity Fund Class I	0.26
MainStay ICAP International Fund Class I	0.51
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Intermediate Term Bond Fund Class I	0.28
MainStay International Equity Fund Class I	0.95
MainStay Large Cap Growth Fund Class I	0.02
MainStay MAP Fund Class I	0.60
MainStay Money Market Fund Class A	0.35
MainStay S&P 500 Index Fund Class I	0.31
MainStay Short Term Bond Fund Class I	0.03

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$2,461,178	$2,768,833	$5,230,011
MainStay Retirement 2020 Fund	3,079,626	4,796,336	7,875,962
MainStay Retirement 2030 Fund	4,125,538	8,017,823	12,143,361
MainStay Retirement 2040 Fund	2,129,793	4,591,943	6,721,736
MainStay Retirement 2050 Fund	1,423,721	2,342,462	3,766,183

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

Note 6—Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Retirement Funds on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$16,357	$19,943
MainStay Retirement 2020 Fund	27,359	30,517
MainStay Retirement 2030 Fund	34,650	39,681
MainStay Retirement 2040 Fund	23,686	20,156
MainStay Retirement 2050 Fund	14,773	11,334

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	26,608	$269,458
Shares issued to shareholders in reinvestment of dividends and distributions	5,331	52,137
Shares redeemed	(13,504)	(136,411)

Net increase (decrease) in shares outstanding before conversion	18,435	185,184
Shares converted from Investor Class (See Note 1)	(4,294)	(43,713)

Net increase (decrease)	14,141	$141,471

Year ended October 31, 2012:
Shares sold	39,075	$384,518
Shares issued to shareholders in reinvestment of dividends and distributions	5,239	48,461
Shares redeemed	(7,758)	(76,600)

Net increase (decrease) in shares outstanding before conversion	36,556	356,379
Shares converted from Investor Class (See Note 1)	(44)	(434)

Net increase (decrease)	36,512	$355,945

96	MainStay Retirement Funds

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	187,596	$1,884,599
Shares issued to shareholders in reinvestment of dividends and distributions	33,228	323,970
Shares redeemed	(52,916)	(536,007)

Net increase (decrease) in shares outstanding before conversion	167,908	1,672,562
Shares converted into Class A (See Note 1)	4,307	43,713

Net increase (decrease)	172,215	$1,716,275

Year ended October 31, 2012:
Shares sold	194,782	$1,902,155
Shares issued to shareholders in reinvestment of dividends and distributions	55,930	515,676
Shares redeemed	(285,831)	(2,812,106)

Net increase (decrease) in shares outstanding before conversion	(35,119)	(394,275)
Shares converted into Class A (See Note 1)	44	434

Net increase (decrease)	(35,075)	$(393,841)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	415,315	$4,213,385
Shares issued to shareholders in reinvestment of dividends and distributions	139,078	1,364,360
Shares redeemed	(994,079)	(10,053,268)

Net increase (decrease)	(439,686)	$(4,475,523)

Year ended October 31, 2012:
Shares sold	1,049,855	$10,361,878
Shares issued to shareholders in reinvestment of dividends and distributions	372,327	3,455,192
Shares redeemed	(2,882,722)	(28,244,104)

Net increase (decrease)	(1,460,540)	$(14,427,034)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	256,376	$2,619,411
Shares issued to shareholders in reinvestment of dividends and distributions	85,919	839,433
Shares redeemed	(130,757)	(1,317,568)

Net increase (decrease)	211,538	$2,141,276

Year ended October 31, 2012:
Shares sold	323,088	$3,182,567
Shares issued to shareholders in reinvestment of dividends and distributions	124,841	1,153,532
Shares redeemed	(329,873)	(3,275,067)

Net increase (decrease)	118,056	$1,061,032

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,748	$17,617
Shares issued to shareholders in reinvestment of dividends and distributions	4,305	42,057
Shares redeemed	(7,699)	(77,140)

Net increase (decrease)	(1,646)	$(17,466)

Year ended October 31, 2012:
Shares sold	14,950	$146,111
Shares issued to shareholders in reinvestment of dividends and distributions	5,879	54,319
Shares redeemed	(8,488)	(82,864)

Net increase (decrease)	12,341	$117,566

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	114,327	$1,119,953
Shares issued to shareholders in reinvestment of dividends and distributions	19,392	183,063
Shares redeemed	(37,908)	(369,868)

Net increase (decrease) in shares outstanding before conversion	95,811	933,148
Shares converted into Investor Class (See Note 1)	872	8,662
Shares converted from Investor Class (See Note 1)	(6,754)	(66,998)

Net increase (decrease)	89,929	$874,812

Year ended October 31, 2012:
Shares sold	148,691	$1,393,874
Shares issued to shareholders in reinvestment of dividends and distributions	25,393	222,440
Shares redeemed	(75,337)	(709,003)

Net increase (decrease) in shares outstanding before conversion	98,747	907,311
Shares converted into Investor Class (See Note 1)	2,028	19,474
Shares converted from Investor Class (See Note 1)	(19,665)	(188,657)

Net increase (decrease)	81,110	$738,128

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Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	191,624	$1,885,988
Shares issued to shareholders in reinvestment of dividends and distributions	62,545	589,177
Shares redeemed	(76,886)	(752,519)

Net increase (decrease) in shares outstanding before conversion	177,283	1,722,646
Shares converted into Class A (See Note 1)	6,768	66,998
Shares converted from Class A (See Note 1)	(874)	(8,662)

Net increase (decrease)	183,177	$1,780,982

Year ended October 31, 2012:
Shares sold	376,142	$3,531,714
Shares issued to shareholders in reinvestment of dividends and distributions	119,474	1,044,206
Shares redeemed	(706,049)	(6,618,259)

Net increase (decrease) in shares outstanding before conversion	(210,433)	(2,042,339)
Shares converted into Class A (See Note 1)	19,703	188,657
Shares converted from Class A (See Note 1)	(2,033)	(19,474)

Net increase (decrease)	(192,763)	$(1,873,156)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	678,979	$6,677,732
Shares issued to shareholders in reinvestment of dividends and distributions	220,547	2,086,377
Shares redeemed	(1,352,573)	(13,074,768)

Net increase (decrease)	(453,047)	$(4,310,659)

Year ended October 31, 2012:
Shares sold	1,764,328	$16,573,076
Shares issued to shareholders in reinvestment of dividends and distributions	554,880	4,871,850
Shares redeemed	(3,656,147)	(33,987,126)

Net increase (decrease)	(1,336,939)	$(12,542,200)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	318,835	$3,158,958
Shares issued to shareholders in reinvestment of dividends and distributions	121,352	1,144,358
Shares redeemed	(212,510)	(2,074,934)

Net increase (decrease)	227,677	$2,228,382

Year ended October 31, 2012:
Shares sold	395,548	$3,719,953
Shares issued to shareholders in reinvestment of dividends and distributions	181,040	1,584,100
Shares redeemed	(219,400)	(2,067,397)

Net increase (decrease)	357,188	$3,236,656

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	10,877	$106,172
Shares issued to shareholders in reinvestment of dividends and distributions	9,561	90,065
Shares redeemed	(23,368)	(227,618)

Net increase (decrease)	(2,930)	$(31,381)

Year ended October 31, 2012:
Shares sold	23,666	$222,948
Shares issued to shareholders in reinvestment of dividends and distributions	17,420	152,078
Shares redeemed	(42,463)	(393,426)

Net increase (decrease)	(1,377)	$(18,400)

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	135,675	$1,279,159
Shares issued to shareholders in reinvestment of dividends and distributions	18,571	168,070
Shares redeemed	(31,083)	(291,480)

Net increase (decrease) in shares outstanding before conversion	123,163	1,155,749
Shares converted into Investor Class (See Note 1)	4,000	38,599
Shares converted from Investor Class (See Note 1)	(13,333)	(127,652)

Net increase (decrease)	113,830	$1,066,696

Year ended October 31, 2012:
Shares sold	238,539	$2,115,112
Shares issued to shareholders in reinvestment of dividends and distributions	29,425	241,610
Shares redeemed	(69,368)	(621,735)

Net increase (decrease) in shares outstanding before conversion	198,596	1,734,987
Shares converted into Investor Class (See Note 1)	7,581	69,882
Shares converted from Investor Class (See Note 1)	(25,457)	(232,018)

Net increase (decrease)	180,720	$1,572,851

98	MainStay Retirement Funds

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	184,565	$1,731,226
Shares issued to shareholders in reinvestment of dividends and distributions	48,520	438,130
Shares redeemed	(88,216)	(814,856)

Net increase (decrease) in shares outstanding before conversion	144,869	1,354,500
Shares converted into Class A (See Note 1)	13,361	127,652
Shares converted from Class A (See Note 1)	(4,008)	(38,599)

Net increase (decrease)	154,222	$1,443,553

Year ended October 31, 2012:
Shares sold	284,836	$2,524,739
Shares issued to shareholders in reinvestment of dividends and distributions	141,082	1,155,457
Shares redeemed	(662,868)	(5,918,733)

Net increase (decrease) in shares outstanding before conversion	(236,950)	(2,238,537)
Shares converted into Class A (See Note 1)	25,513	232,018
Shares converted from Class A (See Note 1)	(7,598)	(69,882)

Net increase (decrease)	(219,035)	$(2,076,401)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	930,699	$8,844,853
Shares issued to shareholders in reinvestment of dividends and distributions	290,574	2,644,223
Shares redeemed	(2,022,532)	(18,546,396)

Net increase (decrease)	(801,259)	$(7,057,320)

Year ended October 31, 2012:
Shares sold	2,811,383	$24,999,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,083,338	8,937,540
Shares redeemed	(6,560,799)	(57,500,195)

Net increase (decrease)	(2,666,078)	$(23,563,277)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	284,630	$2,711,623
Shares issued to shareholders in reinvestment of dividends and distributions	70,941	640,601
Shares redeemed	(131,299)	(1,213,555)

Net increase (decrease)	224,272	$2,138,669

Year ended October 31, 2012:
Shares sold	343,378	$3,033,543
Shares issued to shareholders in reinvestment of dividends and distributions	159,426	1,305,703
Shares redeemed	(231,313)	(2,047,603)

Net increase (decrease)	271,491	$2,291,643

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	25,505	$241,051
Shares issued to shareholders in reinvestment of dividends and distributions	23,939	216,647
Shares redeemed	(27,925)	(262,507)

Net increase (decrease)	21,519	$195,191

Year ended October 31, 2012:
Shares sold	55,069	$486,836
Shares issued to shareholders in reinvestment of dividends and distributions	60,982	500,662
Shares redeemed	(72,286)	(638,941)

Net increase (decrease)	43,765	$348,557

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	144,708	$1,353,198
Shares issued to shareholders in reinvestment of dividends and distributions	12,219	109,608
Shares redeemed	(30,038)	(276,632)

Net increase (decrease) in shares outstanding before conversion	126,889	1,186,174
Shares converted into Investor Class (See Note 1)	1,515	14,587
Shares converted from Investor Class (See Note 1)	(19,730)	(189,998)

Net increase (decrease)	108,674	$1,010,763

Year ended October 31, 2012:
Shares sold	173,625	$1,506,164
Shares issued to shareholders in reinvestment of dividends and distributions	24,021	192,885
Shares redeemed	(65,564)	(573,086)

Net increase (decrease) in shares outstanding before conversion	132,082	1,125,963
Shares converted into Investor Class (See Note 1)	2,232	20,180
Shares converted from Investor Class (See Note 1)	(3,910)	(32,690)

Net increase (decrease)	130,404	$1,113,453

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Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	130,186	$1,217,854
Shares issued to shareholders in reinvestment of dividends and distributions	22,301	199,143
Shares redeemed	(35,439)	(326,288)

Net increase (decrease) in shares outstanding before conversion	117,048	1,090,709
Shares converted into Class A (See Note 1)	19,812	189,998
Shares converted from Class A (See Note 1)	(1,521)	(14,587)

Net increase (decrease)	135,339	$1,266,120

Year ended October 31, 2012:
Shares sold	202,934	$1,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	72,612	580,899
Shares redeemed	(363,466)	(3,177,794)

Net increase (decrease) in shares outstanding before conversion	(87,920)	(846,564)
Shares converted into Class A (See Note 1)	3,929	32,690
Shares converted from Class A (See Note 1)	(2,240)	(20,180)

Net increase (decrease)	(86,231)	$(834,054)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	665,847	$6,276,247
Shares issued to shareholders in reinvestment of dividends and distributions	169,387	1,524,486
Shares redeemed	(754,052)	(6,892,201)

Net increase (decrease)	81,182	$908,532

Year ended October 31, 2012:
Shares sold	1,718,790	$14,983,792
Shares issued to shareholders in reinvestment of dividends and distributions	598,514	4,824,024
Shares redeemed	(3,544,526)	(30,355,543)

Net increase (decrease)	(1,227,222)	$(10,547,727)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	214,496	$2,020,276
Shares issued to shareholders in reinvestment of dividends and distributions	37,721	337,978
Shares redeemed	(100,912)	(934,906)

Net increase (decrease)	151,305	$1,423,348

Year ended October 31, 2012:
Shares sold	281,806	$2,449,822
Shares issued to shareholders in reinvestment of dividends and distributions	91,560	734,313
Shares redeemed	(175,743)	(1,528,653)

Net increase (decrease)	197,623	$1,655,482

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	34,029	$310,746
Shares issued to shareholders in reinvestment of dividends and distributions	17,159	153,406
Shares redeemed	(21,569)	(197,933)

Net increase (decrease)	29,619	$266,219

Year ended October 31, 2012:
Shares sold	50,718	$437,766
Shares issued to shareholders in reinvestment of dividends and distributions	48,632	389,539
Shares redeemed	(49,056)	(423,846)

Net increase (decrease)	50,294	$403,459

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	64,090	$591,832
Shares issued to shareholders in reinvestment of dividends and distributions	4,927	43,552
Shares redeemed	(19,721)	(181,182)

Net increase (decrease) in shares outstanding before conversion	49,296	454,202
Shares converted from Investor Class (See Note 1)	(315)	(2,998)

Net increase (decrease)	48,981	$451,204

Year ended October 31, 2012:
Shares sold	105,722	$896,953
Shares issued to shareholders in reinvestment of dividends and distributions	10,806	84,833
Shares redeemed	(24,976)	(212,648)

Net increase (decrease) in shares outstanding before conversion	91,552	769,138
Shares converted from Investor Class (See Note 1)	(4,668)	(40,988)

Net increase (decrease)	86,884	$728,150

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	56,168	$517,297
Shares issued to shareholders in reinvestment of dividends and distributions	6,751	59,751
Shares redeemed	(23,886)	(220,926)

Net increase (decrease) in shares outstanding before conversion	39,033	356,122
Shares converted into Class A (See Note 1)	315	2,998

Net increase (decrease)	39,348	$359,120

Year ended October 31, 2012:
Shares sold	72,938	$619,226
Shares issued to shareholders in reinvestment of dividends and distributions	23,789	186,743
Shares redeemed	(106,216)	(907,858)

Net increase (decrease) in shares outstanding before conversion	(9,489)	(101,889)
Shares converted into Class A (See Note 1)	4,668	40,988

Net increase (decrease)	(4,821)	$(60,901)

100	MainStay Retirement Funds

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	533,140	$4,940,948
Shares issued to shareholders in reinvestment of dividends and distributions	97,939	870,682
Shares redeemed	(413,468)	(3,740,696)

Net increase (decrease)	217,611	$2,070,934

Year ended October 31, 2012:
Shares sold	1,305,238	$11,142,867
Shares issued to shareholders in reinvestment of dividends and distributions	384,302	3,032,141
Shares redeemed	(2,277,665)	(19,023,853)

Net increase (decrease)	(588,125)	$(4,848,845)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	112,665	$1,035,778
Shares issued to shareholders in reinvestment of dividends and distributions	11,028	97,710
Shares redeemed	(48,250)	(443,270)

Net increase (decrease)	75,443	$690,218

Year ended October 31, 2012:
Shares sold	153,793	$1,310,973
Shares issued to shareholders in reinvestment of dividends and distributions	29,958	235,766
Shares redeemed	(70,166)	(601,166)

Net increase (decrease)	113,585	$945,573

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	23,268	$212,333
Shares issued to shareholders in reinvestment of dividends and distributions	8,952	79,048
Shares redeemed	(5,410)	(48,918)

Net increase (decrease)	26,810	$242,463

Year ended October 31, 2012:
Shares sold	60,657	$514,371
Shares issued to shareholders in reinvestment of dividends and distributions	28,903	226,603
Shares redeemed	(11,181)	(94,276)

Net increase (decrease)	78,379	$646,698

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	101

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds, and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Fund investors; and (v) the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds, and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Retirement Funds under the terms of the Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Retirement Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds, and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative

102	MainStay Retirement Funds

personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance, and the Retirement Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the Retirement Funds’ investment performance, the Board focused principally on the Retirement Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance, as well as discussions between the Retirement Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance, and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also noted that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Retirement Funds on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com	103

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board also considered whether the Retirement Funds’ expense structures permitted economies of scale to be shared with Retirement Fund investors. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Retirement Funds’ net management fee and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds.

The Board acknowledged that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Retirement Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

104	MainStay Retirement Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	105

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30082 MS175-13	MSRF10-06/13 NL0C1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Year	Since Inception (5/3/04)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.23 3.33%	2.90 6.08%	4.27 4.90%	3.73 4.08%	1.06 1.06%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.26 3.36	2.95 6.13	4.37 5.01	3.79 4.14	0.99 0.99
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–0.05 2.95	2.29 5.29	4.12 4.12	3.32 3.32	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.95 2.95	4.29 5.29	4.12 4.12	3.32 3.32	1.81 1.81
Class I Shares	No Sales Charge		3.49	6.40	5.26	4.41	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Credit Suisse Leveraged Loan Index[4]	4.31%	8.23%	6.02%	5.04%
Average Lipper Loan Participation Fund[5]	3.97	7.45	5.08	3.86

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,033.30	$5.29	$1,019.60	$5.26

Class A Shares	$1,000.00	$1,033.60	$4.99	$1,019.90	$4.96

Class B Shares	$1,000.00	$1,029.50	$9.06	$1,015.90	$9.00

Class C Shares	$1,000.00	$1,029.50	$9.06	$1,015.90	$9.00

Class I Shares	$1,000.00	$1,034.90	$3.68	$1,021.20	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.05% for Investor Class, 0.99% for Class A, 1.80% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investments)

1.	Bausch & Lomb, Inc., 5.25%, due 5/17/19

2.	TransDigm, Inc., 3.75%–7.75%, due 12/15/18–10/15/20

3.	Neiman Marcus Group, Inc. (The), 4.00%, due 5/16/18

4.	MetroPCS Wireless, Inc., 4.734%–6.625%, due 11/3/16–4/1/21

5.	Calpine Corp., 4.00%, due 4/2/18
6.	Hertz Corp. (The), 3.00%–3.75%, due 3/9/18–3/11/18

7.	Silver II US Holdings LLC, 4.00%, due 12/13/19

8.	Univision Communications, Inc., 4.75%, due 3/2/20

9.	Michaels Stores, Inc., 3.75%, due 1/28/20

10.	Travelport LLC, 5.533%–5.534%, due 8/21/15

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Floating Rate Fund returned 3.33% for Investor Class shares, 3.36% for Class A shares and 2.95% for Class B shares and Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 3.49%. All share classes underperformed the 3.97% return of the average Lipper2 loan participation fund and the 4.31% return of the Credit Suisse Leveraged Loan Index3 for the six months ended April 30, 2013. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Credit Suisse Leveraged Loan Index for the six months ended April 30, 2013, largely because of an overweight position relative to the Index in credits rated BB4 and underweight positions relative to the Index in unrated credits, distressed credits and loans rated CCC5 and lower.

Strong demand for the floating-rate loan asset class during the reporting period, driven by mutual fund inflows and strong new issuance of collateralized loan obligations, provided substantial support for secondary prices and drove returns during the reporting period. Riskier credits (those rated CCC and below and distressed credits) experienced a strong price rally and thus outperformed less-risky credits (loans rated BB) during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at April 30, 2013, was 57 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

As of April 30, 2013, the Fund benefited from a position in high-yield corporate bonds and from positive total returns from loans rated BB. The Fund’s positions in distressed credits, unrated credits and loans rated CCC or lower provided positive total returns, but an underweight position in these loans relative to the Credit Suisse Leveraged Loan Index detracted from the Fund’s relative performance.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB. As of the same date, the Fund was underweight in distressed credits, unrated credits and loans rated CCC or lower.

1.	“New York Life Investments” is a service mark of New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.8%† Corporate Bonds 10.7%
Aerospace & Defense 0.9%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,706,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	865,000	916,900
♦TransDigm, Inc. 5.50%, due 10/15/20 (a)	2,100,000	2,241,750
7.75%, due 12/15/18	5,000,000	5,537,500

		12,402,150

Automobile 0.1%
Dana Holding Corp. 6.50%, due 2/15/19	800,000	865,000

Beverage, Food & Tobacco 0.4%
Constellation Brands, Inc. 6.00%, due 5/1/22	1,800,000	2,076,750
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	2,500,000	2,600,000

		4,676,750

Broadcasting & Entertainment 1.3%
Cinemark USA, Inc. 5.125%, due 12/15/22 (a)	1,200,000	1,242,000
Isle of Capri Casinos 5.875%, due 3/15/21 (a)	4,800,000	4,884,000
National CineMedia LLC 6.00%, due 4/15/22	2,785,000	3,035,650
Scientific Games International, Inc. 6.25%, due 9/1/20	3,000,000	3,082,500
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,575,000

		17,819,150

Buildings & Real Estate 0.4%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	1,700,000	1,882,750
6.875%, due 8/15/18 (a)	2,400,000	2,592,000
CBRE Services, Inc. 6.625%, due 10/15/20	800,000	876,000

		5,350,750

Chemicals, Plastics & Rubber 1.1%
Ashland, Inc. 3.875%, due 4/15/18 (a)	3,000,000	3,090,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	3,500,000	3,710,000

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Huntsman International LLC 4.875%, due 11/15/20 (a)	$1,800,000	$1,885,500
Ineos Finance PLC 8.375%, due 2/15/19 (a)	2,000,000	2,255,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	500,000	523,750
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	3,000,000	2,962,500

		14,426,750

Commercial Services 0.1%
United Rentals North America, Inc. 5.75%, due 7/15/18	1,200,000	1,308,000

Containers, Packaging & Glass 1.1%
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 4.875%, due 11/15/22 (a)	390,000	398,775
7.00%, due 11/15/20 (a)	3,130,000	3,309,975
Ball Corp. 5.00%, due 3/15/22	2,250,000	2,390,625
Berry Plastics Corp. 9.50%, due 5/15/18	3,000,000	3,337,500
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,582,875
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	1,100,000	1,234,750
Sealed Air Corp. 6.50%, due 12/1/20 (a)	1,764,000	1,971,270

		14,225,770

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,459,250

Diversified/Conglomerate Service 0.2%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	900,000	961,875
Geo Group, Inc. (The) 7.75%, due 10/15/17	2,000,000	2,130,000

		3,091,875

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21 (a)	3,000,000	3,146,250

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investments. May be subject to change daily.

10	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper 0.2%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	$2,500,000	$2,625,000

Healthcare, Education & Childcare 0.1%
Grifols, Inc. 8.25%, due 2/1/18	1,385,000	1,520,038

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,000,000	6,922,500

Machinery 0.9%
Bombardier, Inc. 4.25%, due 1/15/16 (a)	2,000,000	2,087,500
SPX Corp. 6.875%, due 9/1/17	6,000,000	6,735,000
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 8.75%, due 2/1/19 (a)	2,900,000	2,900,000

		11,722,500

Mining, Steel, Iron & Non-Precious Metals 0.5%
FMG Resources August 2006 Pty, Ltd. 6.00%, due 4/1/17 (a)	2,000,000	2,080,000
6.375%, due 2/1/16 (a)	4,000,000	4,150,000

		6,230,000

Oil & Gas 1.1%
Basic Energy Services, Inc. 7.75%, due 10/15/22	3,000,000	3,157,500
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,462,000	1,710,540
Exterran Partners LP / EXLP Finance Corp. 6.00%, due 4/1/21 (a)	2,000,000	2,040,000
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	3,037,500
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (a)	1,800,000	1,899,000
Oil States International, Inc. 5.125%, due 1/15/23 (a)	2,400,000	2,466,000

		14,310,540

Pipelines 0.1%
Genesis Energy, L.P. / Genesis Energy Finance Corp. 5.75%, due 2/15/21 (a)	600,000	631,500

	Principal Amount	Value

Software 0.3%
First Data Corp. 6.75%, due 11/1/20 (a)	$4,235,000	$4,542,037

Telecommunications 1.1%
Crown Castle International Corp. 5.25%, due 1/15/23	3,000,000	3,142,500
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,671,250
Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (a)	1,200,000	1,266,000
♦MetroPCS Wireless, Inc. 6.25%, due 4/1/21 (a)	3,100,000	3,328,625
6.625%, due 11/15/20	5,000,000	5,412,500

		14,820,875

Total Corporate Bonds (Cost $133,276,919)		142,096,685

Floating Rate Loans 80.8% (b)
Aerospace & Defense 2.6%
Aeroflex, Inc. Term Loan B 5.75%, due 5/9/18	5,687,379	5,760,252
Booz Allen Hamilton, Inc. New Term Loan B 4.50%, due 7/31/19	6,467,401	6,543,392
Digitalglobe, Inc. New Term Loan B 3.75%, due 1/31/20	1,200,000	1,212,000
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	7,477,875	7,365,707
Six3 Systems, Inc. Term Loan B 7.00%, due 10/4/19 (c)	3,192,000	3,197,586
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	4,435,200	4,468,464
♦TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	6,243,073	6,325,569

		34,872,970

Automobile 4.9%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/30/20	1,225,000	1,238,781
Allison Transmission, Inc. Term Loan B2 3.21%, due 8/7/17	8,683,862	8,705,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Automobile (continued)
Capital Automotive L.P. New Term Loan B 4.25%, due 3/27/19	$6,972,734	$7,022,854
Chrysler Group LLC Term Loan B 6.00%, due 5/24/17	6,867,638	6,964,891
Federal-Mogul Corp. Term Loan B 2.138%, due 12/29/14	2,206,074	2,087,038
Term Loan C 2.138%, due 12/28/15	3,542,640	3,351,486
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	9,000,000	9,084,303
HHI Holdings LLC Additional Term Loan 5.00%, due 10/5/18	4,310,532	4,348,249
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	5,013,991	5,071,968
Key Safety Systems, Inc. 1st Lien Term Loan 2.448%, due 3/8/14	1,941,310	1,925,536
Metaldyne Co. LLC REFI Term Loan B 5.00%, due 12/18/18	6,234,375	6,343,477
Tomkins LLC Term Loan B2 3.75%, due 9/29/16	5,400,043	5,474,294
Tower International, Inc. Term Loan 5.75%, due 4/16/20	3,333,333	3,383,333

		65,001,782

Beverage, Food & Tobacco 1.7%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/16/18 (c)	2,617,926	2,565,567
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	9,871,118	9,936,929
HJ Heinz Co. Term Loan B2 TBD, due 3/27/20 (c)(d)	2,100,000	2,118,667
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	8,260,553	8,379,299

		23,000,462

	Principal Amount	Value

Broadcasting & Entertainment 4.9%
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	$7,453,987	$7,480,076
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	6,346,000	6,389,629
Charter Communications Operating LLC Extended Term Loan C 3.45%, due 9/6/16	97,545	97,679
Cumulus Media Holdings, Inc. 1st Lien Term Loan 4.50%, due 9/17/18	6,298,585	6,397,724
Foxco Acquisition Sub LLC New Term Loan B 5.50%, due 7/14/17	1,990,003	2,022,341
Hubbard Radio LLC Term Loan B 4.50%, due 4/28/17	4,722,644	4,799,387
Mediacom Broadband LLC Term Loan F 4.50%, due 10/23/17	1,906,100	1,920,396
♦Univision Communications, Inc. Converted Extended Term Loan 4.75%, due 3/2/20	11,209,947	11,317,966
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	5,004,077	4,988,440
Weather Channel REFI Term Loan B 3.50%, due 2/13/17	9,586,174	9,710,795
WideOpenWest Finance LLC Term Loan B 4.75%, due 3/26/19	9,925,000	10,054,382

		65,178,815

Buildings & Real Estate 2.6%
Armstrong World Industries, Inc. New Term Loan B 3.50%, due 3/16/20	5,699,900	5,723,651
CB Richard Ellis Services, Inc. New Term Loan B 2.954%, due 3/29/21	4,446,014	4,462,686
CPG International, Inc. Term Loan 5.75%, due 9/18/19	5,223,750	5,262,928
Realogy Corp. Letter of Credit 3.228%, due 10/10/13	224,827	224,265
Extended Term Loan 4.50%, due 3/5/20	10,450,000	10,567,563

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Buildings & Real Estate (continued)
Wilsonart International Holdings LLC Term Loan B 4.00%, due 10/31/19	$7,847,033	$7,866,651

		34,107,744

Cargo Transport 0.4%
Swift Transportation Co. Inc. New Term Loan B2 4.00%, due 12/21/17	4,486,492	4,556,594

Chemicals, Plastics & Rubber 2.6%
AI Chem & Cy S.C.A. Term Loan B1 4.50%, due 10/3/19	1,216,708	1,231,157
Term Loan B2 4.50%, due 10/3/19	631,292	638,788
2nd Lien Term Loan 8.25%, due 4/3/20	600,000	613,875
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	5,578,781	5,627,595
Ineos US Finance LLC 6 Year Term Loan 6.50%, due 5/4/18	7,750,000	7,842,031
U.S. Coatings Acquisition, Inc. Term Loan 4.75%, due 2/3/20	9,360,000	9,471,796
Univar, Inc. Term Loan B 5.00%, due 6/30/17	9,355,656	9,401,134

		34,826,376

Containers, Packaging & Glass 1.6%
Berlin Packaging LLC 1st Lien Term Loan 4.75%, due 3/25/19	2,750,000	2,784,375
New 2nd Lien Term Loan 8.75%, due 3/25/20	2,500,000	2,543,750
Berry Plastics Holding Corp. Term Loan C 2.198%, due 4/3/15	986,877	991,126
BWAY Corp. Term Loan B 4.50%, due 8/7/17	4,654,934	4,715,061
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75%, due 9/28/18	10,062,930	10,226,453

		21,260,765

	Principal Amount	Value

Diversified/Conglomerate Manufacturing 1.4%
Colfax Corp. New Term Loan B 3.25%, due 1/11/19	$5,049,844	$5,087,718
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	2,058,000	2,061,431
Terex Corp. REFI Term Loan B 4.50%, due 4/28/17	1,182,060	1,192,403
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	9,786,971	9,839,987

		18,181,539

Diversified/Conglomerate Service 8.1%
Acosta, Inc. Term Loan D 5.00%, due 3/2/18	6,688,842	6,782,907
Advantage Sales & Marketing, Inc. New 1st Lien Term Loan 4.25%, due 12/18/17	5,346,940	5,400,409
New 2nd Lien Term Loan 8.25%, due 6/17/18	1,542,857	1,552,500
Brickman Group Holdings, Inc. New Term Loan B 5.50%, due 10/14/16	6,689,254	6,756,146
Brock Holdings III, Inc. New Term Loan B 6.011%, due 3/16/17	5,141,961	5,199,808
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,361,812
CCC Information Services, Inc. Term Loan 5.25%, due 12/20/19	1,496,250	1,518,694
CompuCom Systems, Inc. New Term Loan 6.50%, due 10/4/18	2,992,500	2,994,993
Crossmark Holdings, Inc. New Term Loan 4.50%, due 12/20/19	2,992,500	2,992,500
2nd Lien Term Loan 8.75%, due 12/21/20	1,800,000	1,809,000
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	4,235,964	4,246,554
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	3,461,288	3,491,574
First Data Corp. 2018 Term Loan 4.199%, due 9/24/18	3,600,000	3,584,999

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
First Data Corp. (continued)
New 2017 Term Loan 4.20%, due 3/24/17	$4,670,416	$4,660,201
Genesys Telecom Holdings U.S., Inc. Senior Debt B 4.00%, due 2/7/20	3,666,640	3,688,412
Sabre, Inc. Term Loan B 5.25%, due 2/19/19	9,987,000	10,126,718
ServiceMaster Co. New Term Loan 4.25%, due 1/31/17	1,097,250	1,105,470
Extended Term Loan 4.46%, due 1/31/17	10,209,890	10,283,279
Sophia, L. P. New Term Loan B 4.50%, due 7/19/18	3,155,185	3,193,641
SunGard Data Systems, Inc. Term Loan C 3.95%, due 2/28/17	2,522,010	2,533,044
Term Loan E 4.00%, due 3/8/20	7,800,000	7,892,625
♦Travelport LLC Extended Delayed Draw Term Loan 5.533%, due 8/21/15	4,140,431	4,130,080
Extended Dollar Term Loan 5.533%, due 8/21/15	6,987,702	6,970,233
Tranche S Term Loan 5.534%, due 8/21/15	71,867	71,687
Verint Systems Inc. New Term Loan B 4.00%, due 9/6/19	5,104,331	5,144,742

		107,492,028

Ecological 0.9%
ADS Waste Holdings, Inc. New Term Loan B 4.25%, due 10/9/19	10,224,375	10,339,317
Synagro Technologies, Inc. Term Loan B 2.28%, due 4/2/14	847,955	826,756
2nd Lien Term Loan 5.031%, due 10/2/14	750,000	300,000
WCA Waste Systems, Inc. Term Loan B 5.50%, due 3/22/18	990,000	996,188

		12,462,261

	Principal Amount	Value

Electronics 1.5%
Blue Coat Systems, Inc. Term Loan 5.75%, due 2/15/18	$4,471,225	$4,515,937
Eagle Parent, Inc. New Term Loan 4.50%, due 5/16/18	4,939,937	5,014,036
EIG Investors Corp. New 1st Lien Term Loan 6.25%, due 11/8/19	3,491,250	3,508,706
Evertec, Inc. New Term Loan B 3.50%, due 4/15/20	4,500,000	4,492,971
Sensata Technologies Finance Co. LLC Term Loan 3.75%, due 5/11/18	2,841,178	2,870,906

		20,402,556

Finance 3.2%
Avis Budget Car Rental LLC New Term Loan 3.75%, due 3/15/19	7,588,322	7,697,403
Brand Energy & Infrastructure Services, Inc. Term Loan 1 Canadian 6.25%, due 10/23/18	695,610	705,175
USD Term Loan B1 6.25%, due 10/23/18	2,898,375	2,938,228
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	4,000,000	4,040,000
Harbourvest Partners LLC Term Loan B 4.75%, due 11/21/17	4,492,902	4,515,366
♦Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	6,630,453	6,651,093
New Synthetic LC 3.75%, due 3/9/18	5,250,000	5,171,250
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	3,600,000	3,655,127
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	4,688,250	4,682,390
SNL Financial LC New Term Loan B 5.522%, due 10/23/18	1,987,727	1,996,424

		42,052,456

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	4,748,299	4,671,139

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare 10.2%
♦Bausch & Lomb, Inc. Term Loan B 5.25%, due 5/17/19	$14,440,875	$14,510,827
Biomet, Inc. Extended Term Loan B 3.971%, due 7/25/17	7,775,569	7,872,764
Community Health Systems, Inc. Extended Term Loan 3.787%, due 1/25/17	7,772,777	7,843,168
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,229,366	10,322,074
Emergency Medical Services Corp. Term Loan 4.00%, due 5/25/18	6,285,265	6,361,210
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	4,995,004	5,017,896
Grifols, Inc. New Term Loan B 4.25%, due 6/1/17	8,755,355	8,855,420
HCA, Inc.
Extended Term Loan B4 2.948%, due 5/1/18	5,816,658	5,828,291
Extended Term Loan B2 3.534%, due 3/31/17	654,681	655,495
Hologic, Inc. Term Loan B 4.50%, due 8/1/19	6,526,934	6,610,805
Iasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	4,704,210	4,765,953
IMS Health, Inc. Term Loan B1 3.75%, due 9/1/17	1,581,557	1,593,023
Kinetic Concepts, Inc. Term Loan C1 5.50%, due 5/4/18	4,443,834	4,519,748
Par Pharmaceutical Companies, Inc REFI Term Loan B 4.25%, due 9/30/19	2,238,764	2,255,955
Pharmaceutical Product Development, Inc. New Term Loan B 4.25%, due 12/5/18	6,426,337	6,513,659
Quintiles Transnational Corp. New Term Loan B 4.50%, due 6/8/18	8,338,251	8,435,534
RPI Finance Trust New Term Loan Tranche 2 3.50%, due 5/9/18	9,252,633	9,327,811

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	$4,716,000	$4,744,296
Select Medical Corp.
New Term Loan B 5.50%, due 6/1/18	4,421,250	4,461,262
Incremental Term Loan B 5.501%, due 6/1/18	1,488,750	1,499,916
Universal Health Services, Inc. New Term Loan B 3.75%, due 11/15/16	3,921,902	3,954,583
Vanguard Health Holding Co. II LLC REFI Term Loan B 3.75%, due 1/29/16	6,323,468	6,400,538
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	665,948	675,098
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	818,096	829,336
New Term Loan B1 4.25%, due 3/15/18	1,879,354	1,905,176

		135,759,838

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Tempur-Pedic International Inc. New Term Loan B 5.00%, due 12/12/19	5,985,000	6,076,020

Hotels, Motels, Inns & Gaming 2.7%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/14/18	6,138,530	6,172,636
Caesars Entertainment Operating Co.
Extended Term Loan B5 4.45%, due 1/26/18	3,832,264	3,462,876
Extended Term Loan B6 5.45%, due 1/26/18	1,437,099	1,302,670
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.70%, due 11/23/16	975,244	975,854
Extended Term Loan B 2.70%, due 11/23/16	3,581,480	3,583,719
MGM Resorts International Term Loan B 4.25%, due 12/20/19	7,552,472	7,662,609
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	3,194,405	3,227,681

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Scientific Games International, Inc. Term Loan B1 3.205%, due 6/30/15	$986,131	$986,871
Station Casinos, Inc. New Term Loan B 5.00%, due 3/1/20	8,820,000	8,921,059

		36,295,975

Insurance 1.7%
Asurion LLC New Term Loan B1 4.50%, due 5/24/19	9,304,727	9,412,727
Hub International, Ltd. 2017 Extended Term Loan 3.706%, due 6/13/17	4,459,640	4,497,734
Multiplan, Inc. New Term Loan B 4.00%, due 8/25/17	8,047,042	8,127,513

		22,037,974

Leisure, Amusement, Motion Pictures & Entertainment 1.1%
Cedar Fair, L.P. New Term Loan B 3.25%, due 3/6/20	2,000,000	2,022,500
Regal Cinemas, Inc. Term Loan B 2.724%, due 8/23/17	3,796,390	3,816,727
SeaWorld Parks & Entertainment, Inc. Term Loan B 4.00%, due 8/17/17	9,016,679	9,082,691

		14,921,918

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.6%
Alliance Laundry Systems LLC
REFI Term Loan 4.50%, due 12/7/18	1,044,684	1,055,130
2nd Lien Term Loan 9.50%, due 12/10/19	1,534,091	1,576,278
Apex Tool Group, LLC Term Loan B 4.50%, due 1/28/20	4,900,000	4,961,250
CPM Acquisition Corp. 1st Lien Term Loan 6.25%, due 8/29/17	2,985,000	3,003,656
2nd Lien Term Loan 10.25%, due 2/28/18	1,093,700	1,099,169
Generac Power Systems, Inc. New Term Loan B 6.25%, due 5/30/18	5,074,222	5,150,336

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	$245,167	$247,925
Rexnord LLC New Term Loan B 3.75%, due 4/2/18	5,957,405	6,012,017
♦Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	11,366,640	11,445,797

		34,551,558

Metals & Mining 0.6%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	7,730,354	7,850,607

Mining, Steel, Iron & Non-Precious Metals 1.5%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	3,970,008	4,027,077
Boomerang Tube LLC Term Loan 11.00%, due 10/11/17 (c)	3,450,000	3,467,250
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,307,564	3,340,639
McJunkin Red Man Corp. Term Loan B 6.25%, due 11/8/19 (c)	4,117,621	4,184,532
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	242,672	242,672
Walter Energy, Inc. Term Loan B 5.75%, due 4/2/18	5,030,633	5,096,031

		20,358,201

Oil & Gas 2.2%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75%, due 12/1/17	9,166,700	9,478,945
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	3,600,000	3,613,500
EP Energy LLC Incremental Term Loan 4.50%, due 4/26/19	1,670,142	1,695,195
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	5,147,089	5,062,162

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Oil & Gas (continued)
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 3/19/18	$2,500,000	$2,531,250
Ruby Western Pipeline Holdings LLC Term Loan B 3.50%, due 3/27/20	960,000	967,800
Samson Investment Co. 2nd Lien Term Loan 6.00%, due 9/25/18	5,700,000	5,762,700

		29,111,552

Personal & Nondurable Consumer Products (Manufacturing Only) 2.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/20/20	6,000,000	6,043,698
ACCO Brands Corp. New Term Loan B 4.25%, due 4/30/19	4,756,889	4,780,673
Prestige Brands, Inc. New Term Loan 3.75%, due 1/31/19	354,263	359,488
Serta Simmons Holdings LLC Term Loan 5.00%, due 10/1/19	5,486,250	5,557,769
SRAM LLC REFI Term Loan B 4.00%, due 3/27/20	4,981,715	5,019,078
Sun Products Corp. (The) New Term Loan 5.50%, due 3/23/20	5,250,000	5,291,564
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	6,885,091	6,687,145

		33,739,415

Personal Transportation 0.6%
Orbitz Worldwide, Inc.
Term Loan B 7.25%, due 9/25/17	1,100,000	1,115,125
Term Loan C 8.00%, due 3/25/19	1,100,000	1,115,469
United Airlines, Inc. New Term Loan B 4.00%, due 3/22/19	5,000,000	5,054,690

		7,285,284

Personal, Food & Miscellaneous Services 1.2%
Aramark Corp.
Extended Term Loan B 3.698%, due 7/26/16	6,293,323	6,336,514
Extended Letter of Credit 3.703%, due 7/26/16	414,866	417,713

	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
Aramark Corp. (continued)
New Extended LC-3 Facility 3.703%, due 7/26/16	$70,436	$70,964
Extended Term Loan C 3.754%, due 7/26/16	48,249	48,610
Term Loan D 4.00%, due 9/9/19	1,800,000	1,820,985
Weight Watchers International, Inc. Term Loan B2 3.75%, due 4/2/20	7,142,857	7,117,857

		15,812,643

Printing & Publishing 1.4%
Dex Media East LLC New Term Loan 2.75%, due 10/24/14	988,864	709,510
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	8,977,500	9,099,540
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	371,260	372,807
McGraw-Hill Global Education Holdings, LLC Term Loan 9.00%, due 3/22/19	4,000,000	3,981,000
MediaNews Group New Term Loan 8.50%, due 3/19/14	88,300	88,742
Penton Media, Inc. New Term Loan B 6.00%, due 8/1/14 (c)(e)	3,416,253	3,294,549
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	1,852,048	1,328,844

		18,874,992

Retail Stores 5.8%
BJ’s Wholesale Club, Inc. Replacement Term Loan 4.25%, due 9/26/19	10,058,541	10,138,174
Collective Brands Finance, Inc. Term Loan 7.25%, due 10/9/19 (c)	2,089,513	2,122,162
Harbor Freight Tools USA, Inc. Term Loan B 5.50%, due 11/14/17	4,300,800	4,355,636
Leslie’s Poolmart, Inc. New Term Loan B 5.23%, due 10/16/19 (f)	5,677,686	5,652,747

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Stores (continued)
♦Michaels Stores, Inc. New Term Loan 3.75%, due 1/28/20	$11,170,300	$11,264,052
NBTY, Inc. Term Loan B 2 3.50%, due 10/1/17	3,790,286	3,829,769
♦Neiman Marcus Group, Inc. (The) Extended Term Loan 4.00%, due 5/16/18	13,722,181	13,822,956
Party City Holdings Inc. REFI Term Loan B 4.25%, due 7/29/19	6,716,292	6,768,061
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	6,529,177	6,613,515
Pilot Travel Centers LLC REFI Term Loan B 3.75%, due 3/30/18	4,056,063	3,995,222
Term Loan B2 4.25%, due 8/7/19	3,980,000	3,930,250
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	4,517,455	4,543,431

		77,035,975

Telecommunications 5.1%
Alcatel-Lucent USA Inc. USD Term Loan C 7.25%, due 1/30/19	7,314,967	7,492,128
Avaya, Inc. Term Loan B5 8.00%, due 3/30/18	4,487,020	4,485,899
Cricket Communications, Inc. Term Loan C 4.75%, due 2/21/20	7,375,000	7,408,187
Crown Castle International Corp. New Term Loan 3.25%, due 1/31/19	6,004,000	6,028,394
Level 3 Financing, Inc. 2016 Term Loan B 4.75%, due 2/1/16	2,686,500	2,714,037
2019 Term Loan B 5.25%, due 8/1/19	4,800,000	4,846,800
Light Tower Fiber LLC 1st Lien Term Loan 4.50%, due 3/27/20	6,000,000	6,057,498
2nd Lien Term Loan 8.00%, due 3/29/21	500,000	510,000

	Principal Amount	Value

Telecommunications (continued)
♦MetroPCS Wireless, Inc.
Tranche B2 4.734%, due 11/3/16	$2,977,386	$2,981,640
Incremental Term Loan B3 4.876%, due 3/16/18	1,974,790	1,975,284
Syniverse Holdings, Inc. Term Loan 5.00%, due 4/23/19 (f)	6,177,320	6,208,207
Telesat LLC Term Loan B 3.50%, due 3/28/19	10,520,500	10,625,705
Zayo Group LLC New Term Loan B 4.50%, due 7/2/19	6,164,416	6,228,951

		67,562,730

Utilities 4.2%
AES Corp. REFI Term Loan B 3.75%, due 6/1/18	6,539,007	6,630,278
♦Calpine Corp.
Term Loan B1 4.00%, due 4/2/18	3,952,116	4,002,339
Term Loan B2 4.00%, due 4/2/18	7,884,723	7,984,922
Covanta Energy Corp. Term Loan 3.50%, due 3/28/19	2,673,000	2,713,095
Dynergy Holdings, Inc. Term Loan B1 4.00%, due 4/23/20	3,736,154	3,735,220
Term Loan B2 4.00%, due 4/23/20	4,629,231	4,628,074
Equipower Resources Holdings LLC REFI Term Loan B 5.50%, due 12/21/18	3,184,086	3,231,848
2nd Lien Term Loan 10.00%, due 6/21/19	900,000	922,500
Essential Power LLC Term Loan B 4.25%, due 8/8/19	3,454,566	3,493,430
LSP Madison Funding LLC Term Loan 5.50%, due 6/28/19	6,807,143	6,895,071
NRG Energy, Inc. New Term Loan B 3.25%, due 7/2/18	6,872,891	6,951,640
Topaz Power Holdings, LLC Term Loan 5.25%, due 2/26/20	3,591,000	3,617,933

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
TPF Generation Holdings LLC Synthetic Letter of Credit 2.218%, due 12/13/13	$8,196	$8,165
2nd Lien Term Loan C 4.448%, due 12/15/14	1,308,843	1,305,025

		56,119,540

Total Floating Rate Loans (Cost $1,059,782,015)		1,071,461,709

Foreign Floating Rate Loans 2.3% (b)
Broadcasting & Entertainment 0.2%
UPC Financing Partnership Term Loan AF 4.00%, due 1/29/21	2,700,000	2,723,625

Healthcare, Education & Childcare 0.1%
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	1,480,953	1,501,301

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 5.00%, due 1/30/19	6,000,000	6,057,498

Mining, Steel, Iron & Non-Precious Metals 0.6%
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	8,305,094	8,433,823

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.948%, due 7/31/14 (d)(g)	2,651,780	543,615

Telecommunications 0.8%
Intelsat Jackson Holdings, Ltd. Term Loan B1 4.25%, due 4/2/18	10,793,412	10,941,822

Total Foreign Floating Rate Loans (Cost $31,993,303)		30,201,684

Total Long-Term Bonds (Cost $1,225,052,237)		1,243,760,078

	Shares	Value

Common Stock 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (c)(h)	379	$250,271

Total Common Stock (Cost $531,732)		250,271

	Principal Amount

Short-Term Investments 7.6%
Other Commercial Paper 1.0%
John Deere Bank S.A. 0.142%, due 5/7/13 (a)(j)	$12,920,000	12,919,699

Total Other Commercial Paper (Cost $12,919,699)		12,919,699

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $578,660 (Collateralized by a Federal National Mortgage Association security with a rate of 2.20% and a maturity date of 10/17/22, with a Principal Amount of $590,000 and a Market Value of $592,339)	578,660	578,660

Total Repurchase Agreement (Cost $578,660)		578,660

U.S. Government & Federal Agency 6.5%
United States Treasury Bills
0.031%, due 5/23/13 (i)	46,761,000	46,760,114
0.033%, due 5/9/13 (i)	496,000	495,996
0.033%, due 5/16/13 (i)	2,353,000	2,352,968
0.04%, due 5/9/13 (i)	32,236,000	32,235,721
0.042%, due 6/20/13 (i)	779,000	778,956
0.044%, due 5/16/13 (i)	3,046,000	3,045,945
0.053%, due 5/16/13 (i)	486,000	485,989

Total U.S. Government & Federal Agency (Cost $86,155,689)		86,155,689

Total Short-Term Investments (Cost $99,654,048)		99,654,048

Total Investments (Cost $1,325,238,017) (j)	101.4%	1,343,664,397
Other Assets, Less Liabilities	(1.4)	(18,279,017)

Net Assets	100.0%	$1,325,385,380

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2013.

(c)	Illiquid security—The total market value of these securities as of April 30, 2013 is $21,200,584, which represents 1.6% of the Fund’s net assets.

(d)	Floating Rate Loan will settle after April 30, 2013, at which time the interest rate will be determined.

(e)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(f)	Security has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.
(g)	Issue in default.

(h)	Fair valued security—The total market value of this security as of April 30, 2013 is $250,271, which represents less than one-tenth of a percent of the Fund’s net assets.

(i)	Interest rate presented is yield to maturity.

(j)	As of April 30, 2013, cost is $1,327,154,243 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$23,076,608
Gross unrealized depreciation	(6,566,454)

Net unrealized appreciation	$16,510,154

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$142,096,685	$—	$142,096,685
Floating Rate Loans (b)	—	1,016,031,337	55,430,372	1,071,461,709
Foreign Floating Rate Loans	—	30,201,684	—	30,201,684

Total Long-Term Bonds	—	1,188,329,706	55,430,372	1,243,760,078

Common Stock (c)	—	—	250,271	250,271
Short-Term Investments
Other Commercial Paper	—	12,919,699	—	12,919,699
Repurchase Agreement	—	578,660	—	578,660
U.S. Government & Federal Agency	—	86,155,689	—	86,155,689

Total Short-Term Investments	—	99,654,048	—	99,654,048

Total Investments in Securities	$—	$1,287,983,754	$55,680,643	$1,343,664,397

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $55,430,372 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $250,271 is held in Beverage, Food & Tobacco within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the six-month period ended April 30, 2013, securities with a total value of $5,277,194 transferred from Level 2 to Level 3. The transfer occurred as a result of certain floating rate loan valuations obtained from the independent pricing service which were derived based on single broker quote.

During the period ended April 30, 2013, securities with a total value of $2,007,500 transferred from Level 3 to Level 2. The transfer occurred as a result of certain floating rate loan valuations obtained from the independent pricing service which utilized the average of multiple bid quotations as of April 30, 2013. The fair value obtained for these loans from the independent pricing service as of October 31, 2012, utilized a single broker quote.

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Apprecia tion (Deprecia- tion)	Purc hases	Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Apprecia- tion (Deprecia- tion) from Invest- ments Still Held as of April 30, 2013 (a)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$3,124,000	$2,272	$75	$79,239	$—	$(8,000)	$—	$—	$3,197,586	$79,123
Automobile	—	1,507	1,852	215,974	10,677,486	(205,093)	—	—	10,691,726	215,974
Beverage, Food & Tobacco	—	1,542	81	(14,513)	—	(13,357)	2,591,814	—	2,565,567	(14,513)
Chemicals, Plastics & Rubber	3,799,844	1,271	11,523	125,024	—	(3,937,662)	—	—	—	—
Containers, Packaging & Glass	—	484	—	128,853	5,198,788	—	—	—	5,328,125	128,853
Diversified/ Conglome- rate Service	13,509,070	(1,521)	(33)	(20,536)	—	(6,730,834)	—	—	6,756,146	(15,480)
Electronics	—	1,521	83	50,348	3,465,504	(8,750)	—	—	3,508,706	50,348
Finance	5,191,830	8,429	24,478	185,967	9,465,230	(3,670,678)	—	(2,007,500)	9,197,756	190,515
Healthcare, Education & Childcare	2,607,531	3,799	(648)	123,179	—	(1,233,945)	—	—	1,499,916	(110)
Machinery	1,099,168	2,854	3,354	70,064	2,901,363	(346,226)	—	—	3,730,577	70,064
Mining, Steel, Iron & Non- Precious Metals	6,625,002	18,019	76,766	99,465	—	(3,109,330)	—	—	3,709,922	115,621
Oil & Gas	—	188	—	68,550	2,462,512	—	—	—	2,531,250	68,550
Utilities	—	952	59	40,204	—	(13,500)	2,685,380	—	2,713,095	40,204
Common Stocks						—
Beverage, Food & Tobacco	250,271	—	—	—	—	—	—	—	250,271	—
Leisure, Amuse- ment, Motion Pictures & Entertain- ment	1,697,164	—	771,922	(432,809)	—	(2,036,277)	—	—	—	—

Total	$37,903,880	$41,317	$889,512	$719,009	$34,170,883	$(21,313,652)	$5,277,194	$(2,007,500)	$55,680,643	$929,149

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,325,238,017)	$1,343,664,397
Unrealized appreciation on unfunded commitments	12,150
Receivables:
Investment securities sold	14,330,768
Dividends and interest	6,478,350
Fund shares sold	4,052,868
Other assets	91,915

Total assets	1,368,630,448

Liabilities
Payables:
Investment securities purchased	38,193,201
Fund shares redeemed	3,151,049
Manager (See Note 3)	636,824
NYLIFE Distributors (See Note 3)	267,576
Transfer agent (See Note 3)	204,076
Professional fees	48,407
Shareholder communication	46,979
Trustees	2,237
Custodian	1,974
Accrued expenses	7,376
Dividend payable	685,369

Total liabilities	43,245,068

Net assets	$1,325,385,380

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$137,154
Additional paid-in capital	1,373,107,430

1,373,244,584
Distributions in excess of net investment income	(399,011)
Accumulated net realized gain (loss) on investments	(65,898,723)
Net unrealized appreciation (depreciation) on investments	18,426,380
Net unrealized appreciation (depreciation) on unfunded commitments	12,150

Net assets	$1,325,385,380

Investor Class
Net assets applicable to outstanding shares	$27,935,824

Shares of beneficial interest outstanding	2,891,346

Net asset value per share outstanding	$9.66
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.96

Class A
Net assets applicable to outstanding shares	$435,084,696

Shares of beneficial interest outstanding	45,031,788

Net asset value per share outstanding	$9.66
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.96

Class B
Net assets applicable to outstanding shares	$12,242,969

Shares of beneficial interest outstanding	1,266,185

Net asset value and offering price per share outstanding	$9.67

Class C
Net assets applicable to outstanding shares	$201,196,787

Shares of beneficial interest outstanding	20,816,473

Net asset value and offering price per share outstanding	$9.67

Class I
Net assets applicable to outstanding shares	$648,925,104

Shares of beneficial interest outstanding	67,148,452

Net asset value and offering price per share outstanding	$9.66

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,768,807
Dividends	58,063

Total income	28,826,870

Expenses
Manager (See Note 3)	3,497,916
Distribution/Service—Investor Class (See Note 3)	33,367
Distribution/Service—Class A (See Note 3)	501,724
Distribution/Service—Class B (See Note 3)	58,499
Distribution/Service—Class C (See Note 3)	954,191
Transfer agent (See Note 3)	651,995
Registration	64,003
Professional fees	56,776
Shareholder communication	50,929
Custodian	17,554
Trustees	13,230
Miscellaneous	34,042

Total expenses	5,934,226

Net investment income (loss)	22,892,644

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,043,734
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	14,006,456

Net realized and unrealized gain (loss) on investments and unfunded commitments	16,050,190

Net increase (decrease) in net assets resulting from operations	$38,942,834

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,892,644	$40,584,639
Net realized gain (loss) on investments	2,043,734	(3,378,690)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	14,006,456	27,629,804

Net increase (decrease) in net assets resulting from operations	38,942,834	64,835,753

Dividends to shareholders:
From net investment income:
Investor Class	(518,310)	(992,594)
Class A	(7,890,500)	(16,047,712)
Class B	(183,112)	(400,562)
Class C	(2,982,950)	(5,778,869)
Class I	(11,317,772)	(17,367,575)

Total dividends to shareholders	(22,892,644)	(40,587,312)

Capital share transactions:
Net proceeds from sale of shares	364,118,496	412,463,595
Net asset value of shares issued to shareholders in reinvestment of dividends	18,900,364	31,404,002
Cost of shares redeemed	(170,251,586)	(437,610,104)

Increase (decrease) in net assets derived from capital share transactions	212,767,274	6,257,493

Net increase (decrease) in net assets	228,817,464	30,505,934

Net Assets
Beginning of period	1,096,567,916	1,066,061,982

End of period	$1,325,385,380	$1,096,567,916

Distributions in excess of net investment income at end of period	$(399,011)	$(399,011)

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.53		$9.31	$9.42	$8.97	$7.61	$8.94

Net investment income (loss)	0.18		0.36	0.34	0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.13		0.22	(0.11)	0.45	1.36	(1.33)

Total from investment operations	0.31		0.58	0.23	0.77	1.65	(1.05)

Less dividends:
From net investment income	(0.18)		(0.36)	(0.34)	(0.32)	(0.29)	(0.28)

Redemption fee (a)	—		—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$9.66		$9.53	$9.31	$9.42	$8.97	$7.61

Total investment return (b)	3.33	%(c)	6.35%	2.45%	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88	%††	3.83%	3.61%	3.52%	3.63%	4.43	% ††
Net expenses	1.05	%††	1.06%	1.06%	1.10%	1.19%	1.05	% ††
Portfolio turnover rate	24%		47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$27,936		$26,406	$26,068	$23,245	$20,191	$14,586

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.53		$9.31	$9.42	$8.97	$7.61	$9.65

Net investment income (loss)	0.19		0.37	0.35	0.33	0.31	0.46
Net realized and unrealized gain (loss) on investments	0.13		0.22	(0.11)	0.45	1.36	(2.03)

Total from investment operations	0.32		0.59	0.24	0.78	1.67	(1.57)

Less dividends:
From net investment income	(0.19)		(0.37)	(0.35)	(0.33)	(0.31)	(0.47)

Redemption fee (a)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.66		$9.53	$9.31	$9.42	$8.97	$7.61

Total investment return (b)	3.36	%(c)	6.42%	2.53%	8.87%	22.53%	(16.91%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.93	%††	3.90%	3.69%	3.62%	3.80%	5.36%
Net expenses	0.99	%††	0.99%	0.98%	1.00%	1.01%	1.00%
Portfolio turnover rate	24%		47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$435,085		$384,837	$453,282	$429,262	$338,350	$245,193

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.54		$9.32	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.15		0.29	0.27	0.25	0.23	0.39
Net realized and unrealized gain (loss) on investments	0.13		0.22	(0.11)	0.46	1.36	(2.03)

Total from investment operations	0.28		0.51	0.16	0.71	1.59	(1.64)

Less dividends:
From net investment income	(0.15)		(0.29)	(0.27)	(0.25)	(0.23)	(0.40)

Redemption fee (a)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.67		$9.54	$9.32	$9.43	$8.97	$7.61

Total investment return (b)	2.95	%(c)	5.68%	1.59%	8.06%	21.41%	(17.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13	%††	3.08%	2.86%	2.76%	2.95%	4.51%
Net expenses	1.80	%††	1.81%	1.82%	1.85%	1.94%	1.79%
Portfolio turnover rate	24%		47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$12,243		$12,153	$14,508	$17,665	$20,289	$20,703

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.54		$9.31	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.15		0.29	0.27	0.25	0.24	0.39
Net realized and unrealized gain (loss) on investments	0.13		0.23	(0.12)	0.46	1.35	(2.03)

Total from investment operations	0.28		0.52	0.15	0.71	1.59	(1.64)

Less dividends:
From net investment income	(0.15)		(0.29)	(0.27)	(0.25)	(0.23)	(0.40)

Redemption fee (a)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.67		$9.54	$9.31	$9.43	$8.97	$7.61

Total investment return (b)	2.95	%(c)	5.67%	1.59%	8.06%	21.41%	(17.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13	%††	3.09%	2.87%	2.76%	2.89%	4.52%
Net expenses	1.80	%††	1.81%	1.81%	1.85%	1.94%	1.79%
Portfolio turnover rate	24%		47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$201,197		$187,580	$197,230	$173,005	$132,105	$104,048

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.53		$9.31	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.20		0.39	0.37	0.36	0.33	0.50
Net realized and unrealized gain (loss) on investments	0.13		0.22	(0.12)	0.46	1.36	(2.04)

Total from investment operations	0.33		0.61	0.25	0.82	1.69	(1.54)

Less dividends:
From net investment income	(0.20)		(0.39)	(0.37)	(0.36)	(0.33)	(0.50)

Redemption fee (a)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.66		$9.53	$9.31	$9.43	$8.97	$7.61

Total investment return (b)	3.49	%(c)	6.69%	2.67%	9.26%	22.84%	(16.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.17	%††	4.14%	3.94%	3.87%	3.97%	5.33%
Net expenses	0.73	%††	0.74%	0.73%	0.75%	0.77%	0.71%
Portfolio turnover rate	24%		47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$648,925		$485,591	$374,973	$342,167	$212,257	$103,930

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

28	MainStay Floating Rate Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held a security with a value of $250,271 that was fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2013, the Fund held securities with a value of $55,430,372 that were valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/13	Valuation Technique	Unobservable Inputs	Range
Floating Rate Loans (18 positions)	$55,430,372	Market Approach	Offered Quotes	$ $	98.00- 102.00
Common Stock (1 position)	250,271	Income Approach	Estimated Remaining Value		$92.5 M

	$55,680,643

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and intends to declare and pay distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower

30	MainStay Floating Rate Fund

(“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (See Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.60% for the six-month period ended April 30, 2013.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $3,497,916.

State Street Bank, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,851 and $51,607, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class B and Class C shares of $30, $9,527 and $8,543, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$21,497
Class A	199,270
Class B	9,414
Class C	153,431
Class I	268,383

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$14,233,723	3.3%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $65,030,876 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2013	$3,166	$—
2014	1,436	—
2015	14,042	—
2016	30,853	—
2017	7,484	—
2018	2,022	—
2019	3,796	—
Unlimited	2,232	995
Total	$65,031	$995

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from: Ordinary Income	$40,587,312

Note 5–Commitments and Contingencies

As of April 30, 2013, the Fund held unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitment	Unrealized Appreciation
Leslie’s Poolmart, Inc.
New Term Loan B due 10/16/19	$91,277	$900
Syniverse Holdings, Inc.
Term Loan due 4/23/19	3,000,000	11,250

Total	$3,091,277	$12,150

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the

32	MainStay Floating Rate Fund

average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $453,486 and $271,316, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	428,066	$4,108,008
Shares issued to shareholders in reinvestment of dividends	51,588	495,242
Shares redeemed	(312,442)	(2,997,368)

Net increase (decrease) in shares outstanding before conversion	167,212	1,605,882
Shares converted into Investor Class (See Note 1)	98,507	946,508
Shares converted from Investor Class (See Note 1)	(144,480)	(1,386,761)

Net increase (decrease)	121,239	$1,165,629

Year ended October 31, 2012:
Shares sold	462,147	$4,353,923
Shares issued to shareholders in reinvestment of dividends	100,915	950,351
Shares redeemed	(524,249)	(4,930,307)

Net increase (decrease) in shares outstanding before conversion	38,813	373,967
Shares converted into Investor Class (See Note 1)	225,892	2,129,287
Shares converted from Investor Class (See Note 1)	(294,951)	(2,781,371)

Net increase (decrease)	(30,246)	$(278,117)

Class A	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	9,901,929	$95,025,837
Shares issued to shareholders in reinvestment of dividends	657,324	6,310,977
Shares redeemed	(6,023,550)	(57,768,819)

Net increase (decrease) in shares outstanding before conversion	4,535,703	43,567,995
Shares converted into Class A (See Note 1)	174,770	1,677,169
Shares converted from Class A (See Note 1)	(50,182)	(483,255)

Net increase (decrease)	4,660,291	$44,761,909

Year ended October 31, 2012:
Shares sold	11,869,473	$111,850,091
Shares issued to shareholders in reinvestment of dividends	1,276,176	12,013,913
Shares redeemed	(21,784,353)	(205,010,217)

Net increase (decrease) in shares outstanding before conversion	(8,638,704)	(81,146,213)
Shares converted into Class A (See Note 1)	419,124	3,944,774
Shares converted from Class A (See Note 1)	(105,345)	(999,687)

Net increase (decrease)	(8,324,925)	$(78,201,126)

Class B	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	213,884	$2,056,572
Shares issued to shareholders in reinvestment of dividends	14,315	137,528
Shares redeemed	(157,474)	(1,508,620)

Net increase (decrease) in shares outstanding before conversion	70,725	685,480
Shares converted from Class B (See Note 1)	(78,534)	(753,661)

Net increase (decrease)	(7,809)	$(68,181)

Year ended October 31, 2012:
Shares sold	205,344	$1,937,257
Shares issued to shareholders in reinvestment of dividends	32,049	301,897
Shares redeemed	(276,357)	(2,598,530)

Net increase (decrease) in shares outstanding before conversion	(38,964)	(359,376)
Shares converted from Class B (See Note 1)	(244,512)	(2,293,003)

Net increase (decrease)	(283,476)	$(2,652,379)

Class C	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	2,841,064	$27,282,864
Shares issued to shareholders in reinvestment of dividends	239,104	2,296,999
Shares redeemed	(1,934,967)	(18,566,801)

Net increase (decrease)	1,145,201	$11,013,062

Year ended October 31, 2012:
Shares sold	3,184,357	$30,038,594
Shares issued to shareholders in reinvestment of dividends	436,245	4,109,928
Shares redeemed	(5,130,659)	(48,226,958)

Net increase (decrease)	(1,510,057)	$(14,078,436)

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	24,545,063	$235,645,215
Shares issued to shareholders in reinvestment of dividends	1,005,595	9,659,618
Shares redeemed	(9,333,385)	(89,409,978)

Net increase (decrease)	16,217,273	$155,894,855

Year ended October 31, 2012:
Shares sold	28,019,165	$264,283,730
Shares issued to shareholders in reinvestment of dividends	1,488,533	14,027,913
Shares redeemed	(18,851,395)	(176,844,092)

Net increase (decrease)	10,656,303	$101,467,551

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board noted that although the Fund’s investment performance over the prior one- and three-year periods was below that of peer funds, the Fund has been managed in a more conservative manner than many of its peers for floating rate bonds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.

36	MainStay Floating Rate Fund

The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

38	MainStay Floating Rate Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30129 MS175-13	MSFR10-06/13 NL0A4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.66 7.58%	4.15 10.21%	4.70 5.89%	5.33 6.07%	1.42 1.42%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.75 7.67	4.42 10.49	4.80 6.00	5.40 6.14	1.24 1.24
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.12 7.12	4.44 9.44	4.78 5.11	5.29 5.29	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.12 7.12	8.44 9.44	5.09 5.09	5.29 5.29	2.17 2.17
Class I Shares	No Sales Charge		7.75	10.69	6.26	6.45	0.99

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	14.42%	16.89%	5.21%	6.07%
MSCI EAFE® Index[5]	16.90	19.39	–0.93	4.99
Barclays U.S. Aggregate Bond Index[6]	0.90	3.68	5.72	5.53
Conservative Allocation Composite Index[7]	6.29	9.09	5.69	6.04
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	5.56	8.44	4.84	5.03

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,075.80	$2.73	$1,022.20	$2.66

Class A Shares	$1,000.00	$1,076.70	$1.85	$1,023.00	$1.81

Class B Shares	$1,000.00	$1,071.20	$6.57	$1,018.40	$6.41

Class C Shares	$1,000.00	$1,071.20	$6.57	$1,018.40	$6.41

Class I Shares	$1,000.00	$1,077.50	$0.57	$1,024.20	$0.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.53% for Investor Class, 0.36% for Class A, 1.28% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments on page 12 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Conservative Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 7.58% for Investor Class shares, 7.67% for Class A shares and 7.12% for Class B and Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 7.75%. All share classes outperformed the 5.56% return of the average Lipper2 mixed-asset target allocation conservative fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index3 and the 16.90% return of the MSCI EAFE® Index.4 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index5 and the 6.29% return of the Conservative Allocation Composite Index6 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. For more information on these changes, please see the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

The Fund provided strong returns relative to its average peer fund and the Conservative Allocation Composite Index during the reporting period. Much of that strength was attributable to asset class decisions. We maintained a neutral blend at the start of the reporting period then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was mitigated somewhat by an emphasis on large-cap stocks rather than small-cap stocks and on U.S. equities over international offerings. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration7 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. On the plus side, significant holdings in MainStay U.S. Equity Opportunities Fund and MainStay International Opportunities Fund helped relative performance, as both were near the top of their respective peer groups. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund also proved beneficial.

Positions in MainStay Epoch Global Choice Fund and MainStay Marketfield Fund weighed on returns. Neither of these Underlying Funds performed particularly well in relation to the portion of the market to which they provided exposure. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.
4.	See footnote on page 6 for more information on the MSCI EAFE® Index.
5.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
6.	See footnote on page 6 for more information on the Conservative Allocation Composite Index.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available.

MainStay Marketfield Fund, a global long/short and low-beta8 product, was the largest new position, established by using proceeds from a mix of other Underlying Equity Funds. MainStay Short Duration High Yield Fund was another new offering, which the Fund selected as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments. Funding for this investment came in large part from MainStay Unconstrained Bond Fund (formerly MainStay Flexible Bond Opportunities Fund).

There were two other changes of note. First, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. Second, we increased the Fund’s position in MainStay Epoch Global Choice Fund when in our opinion the prospects for that Underlying Fund appeared compelling. In both cases, the increased allocation was funded from a mix of Underlying Equity Funds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and MainStay International Equity Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay Large Cap Growth Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a very small position in MainStay ICAP Select Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal

8.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Conservative Allocation Fund

Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to the fixed-income portion of the Fund came from a substantial position in MainStay Floating Rate Fund. This was followed by a much smaller position in MainStay Unconstrained Bond Fund. The contribution from positions in MainStay Money Market Fund and MainStay Indexed Bond Fund was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 42.2%
MainStay Cornerstone Growth Fund Class I (a)	180,209	$5,379,241
MainStay Epoch Global Choice Fund Class I (a)	552,771	10,237,319
MainStay Epoch U.S. All Cap Fund Class I	625,729	15,743,338
MainStay ICAP Equity Fund Class I	398,787	17,993,280
MainStay ICAP International Fund Class I	93,465	3,031,086
MainStay ICAP Select Equity Fund Class I	7,046	303,454
MainStay International Equity Fund Class I	101,448	1,279,261
MainStay International Opportunities Fund Class I	532,431	4,355,289
MainStay Large Cap Growth Fund Class I	1,466,930	12,938,324
MainStay MAP Fund Class I	740,168	29,473,471
MainStay Marketfield Fund Class I (b)	397,155	6,624,538
MainStay S&P 500 Index Fund Class I	22,060	818,659
MainStay U.S. Equity Opportunities Fund Class I	2,911,923	26,411,139
MainStay U.S. Small Cap Fund Class I	334,544	6,991,978

Total Equity Funds (Cost $116,485,384)		141,580,377

Fixed Income Funds 57.8%
MainStay Floating Rate Fund Class I (a)	3,665,718	35,410,839
MainStay High Yield Corporate Bond Fund Class I	1,331,219	8,280,183
MainStay High Yield Municipal Bond Fund Class I	273,486	3,320,115
MainStay High Yield Opportunities Fund Class I	245,948	3,052,214
MainStay Indexed Bond Fund Class I (a)	3,658,550	41,487,961

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I (a)	6,755,695	$75,190,891
MainStay Money Market Fund Class A	8,805,281	8,805,281
MainStay Short Duration High Yield Fund Class I (a)	553,727	5,576,034
MainStay Short Term Bond Fund Class I	59,132	568,845
MainStay Unconstrained Bond Fund Class I (a)	1,261,972	11,938,254

Total Fixed Income Funds (Cost $186,713,639)		193,630,617

Total Investments (Cost $303,199,023) (c)	100.0%	335,210,994
Other Assets, Less Liabilities	(0.0)‡	(86,256)
Net Assets	100.0%	$335,124,738

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2013, cost is $305,260,950 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,014,267
Gross unrealized depreciation	(2,064,223)

Net unrealized appreciation	$29,950,044

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$141,580,377	$—	$—	$141,580,377
Fixed Income Funds	193,630,617	—	—	193,630,617

Total Investments	$335,210,994	$—	$—	$335,210,994

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $303,199,023)	$335,210,994
Receivables:
Fund shares sold	264,725
Other assets	58,281

Total assets	335,534,000

Liabilities
Payables:
Fund shares redeemed	195,453
NYLIFE Distributors (See Note 3)	114,166
Transfer agent (See Note 3)	59,384
Shareholder communication	17,796
Professional fees	16,040
Custodian	984
Trustees	734
Accrued expenses	4,705

Total liabilities	409,262

Net assets	$335,124,738

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,788
Additional paid-in capital	298,836,529

298,864,317
Distributions in excess of net investment income	(1,101,174)
Accumulated net realized gain (loss) on investments	5,349,624
Net unrealized appreciation (depreciation) on investments	32,011,971

Net assets	$335,124,738

Investor Class
Net assets applicable to outstanding shares	$55,667,309

Shares of beneficial interest outstanding	4,612,858

Net asset value per share outstanding	$12.07
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.77

Class A
Net assets applicable to outstanding shares	$179,667,283

Shares of beneficial interest outstanding	14,889,415

Net asset value per share outstanding	$12.07
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.77

Class B
Net assets applicable to outstanding shares	$38,990,633

Shares of beneficial interest outstanding	3,243,153

Net asset value and offering price per share outstanding	$12.02

Class C
Net assets applicable to outstanding shares	$42,996,549

Shares of beneficial interest outstanding	3,577,079

Net asset value and offering price per share outstanding	$12.02

Class I
Net assets applicable to outstanding shares	$17,802,964

Shares of beneficial interest outstanding	1,465,536

Net asset value and offering price per share outstanding	$12.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,386,107

Expenses
Distribution/Service—Investor Class (See Note 3)	64,526
Distribution/Service—Class A (See Note 3)	211,134
Distribution/Service—Class B (See Note 3)	184,621
Distribution/Service—Class C (See Note 3)	198,353
Transfer agent (See Note 3)	180,778
Registration	39,666
Shareholder communication	25,552
Professional fees	17,668
Trustees	3,609
Custodian	2,568
Miscellaneous	8,143

Total expenses	936,618

Net investment income (loss)	3,449,489

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,148,623
Realized capital gain distributions from affiliated investment companies	4,263,273

Net realized gain (loss) on investments from affiliated investment companies	7,411,896

Net change in unrealized appreciation (depreciation) on investments	12,215,935

Net realized and unrealized gain (loss) on investments	19,627,831

Net increase (decrease) in net assets resulting from operations	$23,077,320

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,449,489	$5,350,794
Net realized gain (loss) on investments from affiliated investment companies transactions	7,411,896	4,700,839
Net change in unrealized appreciation (depreciation) on investments	12,215,935	14,142,672

Net increase (decrease) in net assets resulting from operations	23,077,320	24,194,305

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(828,538)	(1,047,807)
Class A	(2,855,200)	(3,834,388)
Class B	(452,837)	(555,060)
Class C	(488,910)	(542,159)
Class I	(305,805)	(287,940)

	(4,931,290)	(6,267,354)

From net realized gain on investments:
Investor Class	(1,059,886)	(428,222)
Class A	(2,384,434)	(1,490,047)
Class B	(435,381)	(342,898)
Class C	(535,657)	(320,881)
Class I	(7,268)	(93,798)

	(4,422,626)	(2,675,846)

Total dividends and distributions to shareholders	(9,353,916)	(8,943,200)

Capital share transactions:
Net proceeds from sale of shares	42,265,741	77,688,499
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,586,906	8,195,158
Cost of shares redeemed	(32,318,646)	(55,709,088)

Increase (decrease) in net assets derived from capital share transactions	18,534,001	30,174,569

Net increase (decrease) in net assets	32,257,405	45,425,674

Net Assets
Beginning of period	302,867,333	257,441,659

End of period	$335,124,738	$302,867,333

Undistributed (distributions in excess of) net investment income at end of period	$(1,101,174)	$380,627

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.57		$10.96	$10.81	$9.90	$8.76	$10.69

Net investment income (loss) (a)	0.13		0.23	0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.73		0.76	0.20	0.91	1.25	(1.91)

Total from investment operations	0.86		0.99	0.44	1.14	1.52	(1.72)

Less dividends and distributions:
From net investment income	(0.19)		(0.27)	(0.29)	(0.23)	(0.27)	(0.21)
From net realized gain on investments	(0.17)		(0.11)	—	—	(0.11)	—

Total dividends and distributions	(0.36)		(0.38)	(0.29)	(0.23)	(0.38)	(0.21)

Net asset value at end of period	$12.07		$11.57	$10.96	$10.81	$9.90	$8.76

Total investment return (b)	7.58	%(c)	9.24%	4.06%	11.70%	18.01%	(16.36	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	2.00%	2.17%	2.26%	2.98%	2.72	% ††
Net expenses (d)	0.53	%††	0.53%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.53	%††	0.55%	0.57%	0.63%	0.74%	0.62	% ††
Portfolio turnover rate	22%		62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$55,667		$49,050	$41,525	$34,979	$25,216	$17,140

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.57		$10.95	$10.80	$9.90	$8.76	$11.47

Net investment income (loss) (a)	0.14		0.24	0.25	0.24	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.73		0.77	0.20	0.90	1.25	(2.39)

Total from investment operations	0.87		1.01	0.45	1.14	1.52	(2.09)

Less dividends and distributions:
From net investment income	(0.20)		(0.28)	(0.30)	(0.24)	(0.27)	(0.49)
From net realized gain on investments	(0.17)		(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.37)		(0.39)	(0.30)	(0.24)	(0.38)	(0.62)

Net asset value at end of period	$12.07		$11.57	$10.95	$10.80	$9.90	$8.76

Total investment return (b)	7.67	%(c)	9.41%	4.28%	11.68%	18.05%	(19.14%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43	%††	2.16%	2.27%	2.35%	3.06%	2.91%
Net expenses (d)	0.36	%††	0.37%	0.39%	0.42%	0.47%	0.49%
Portfolio turnover rate	22%		62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$179,667		$164,116	$143,520	$121,439	$94,643	$84,434

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.53		$10.92	$10.76	$9.86	$8.73	$11.42

Net investment income (loss) (a)	0.09		0.14	0.15	0.16	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.72		0.76	0.21	0.90	1.24	(2.39)

Total from investment operations	0.81		0.90	0.36	1.06	1.44	(2.17)

Less dividends and distributions:
From net investment income	(0.15)		(0.18)	(0.20)	(0.16)	(0.20)	(0.39)
From net realized gain on investments	(0.17)		(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.32)		(0.29)	(0.20)	(0.16)	(0.31)	(0.52)

Net asset value at end of period	$12.02		$11.53	$10.92	$10.76	$9.86	$8.73

Total investment return (b)	7.12	%(c)	8.46%	3.30%	10.92%	17.09%	(19.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	%††	1.27%	1.41%	1.51%	2.25%	2.11%
Net expenses (d)	1.28	%††	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.28	%††	1.30%	1.32%	1.38%	1.48%	1.33%
Portfolio turnover rate	22%		62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$38,991		$35,808	$33,580	$31,241	$27,417	$23,226

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.53		$10.92	$10.76	$9.86	$8.73	$11.42

Net investment income (loss) (a)	0.09		0.14	0.15	0.16	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.72		0.76	0.21	0.90	1.23	(2.39)

Total from investment operations	0.81		0.90	0.36	1.06	1.44	(2.17)

Less dividends and distributions:
From net investment income	(0.15)		(0.18)	(0.20)	(0.16)	(0.20)	(0.39)
From net realized gain on investments	(0.17)		(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.32)		(0.29)	(0.20)	(0.16)	(0.31)	(0.52)

Net asset value at end of period	$12.02		$11.53	$10.92	$10.76	$9.86	$8.73

Total investment return (b)	7.12	%(c)	8.46%	3.40%	10.82%	17.09%	(19.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.25%	1.41%	1.51%	2.29%	2.12%
Net expenses (d)	1.28	%††	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.28	%††	1.30%	1.32%	1.38%	1.48%	1.33%
Portfolio turnover rate	22%		62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$42,997		$37,977	$30,224	$26,375	$21,498	$18,846

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.64		$11.02	$10.87	$9.95	$8.81	$11.54

Net investment income (loss) (a)	0.15		0.27	0.28	0.27	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.74		0.77	0.20	0.92	1.24	(2.41)

Total from investment operations	0.89		1.04	0.48	1.19	1.54	(2.08)

Less dividends and distributions:
From net investment income	(0.21)		(0.31)	(0.33)	(0.27)	(0.29)	(0.52)
From net realized gain on investments	(0.17)		(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.38)		(0.42)	(0.33)	(0.27)	(0.40)	(0.65)

Net asset value at end of period	$12.15		$11.64	$11.02	$10.87	$9.95	$8.81

Total investment return (b)	7.75	%(c)	9.81%	4.42%	12.10%	18.23%	(18.90%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64	%††	2.41%	2.49%	2.58%	3.37%	3.16%
Net expenses (d)	0.11	%††	0.12%	0.14%	0.17%	0.22%	0.23%
Expenses (before waiver/reimbursement) (d)	0.11	%††	0.12%	0.14%	0.17%	0.22%	0.28%
Portfolio turnover rate	22%		62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$17,803		$15,916	$8,593	$5,611	$1,041	$1,150

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.40 10.48%	6.54 12.74%	4.06 5.24%	5.48 6.22%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.50 10.58	6.73 12.94	4.19 5.38	5.54 6.28	1.37 1.37
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.97 9.97	6.86 11.86	4.14 4.48	5.41 5.41	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.97 9.97	10.86 11.86	4.45 4.45	5.41 5.41	2.31 2.31
Class I Shares	No Sales Charge		10.62	13.15	5.63	6.56	1.12

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	14.42%	16.89%	5.21%	6.07%
MSCI EAFE® Index[5]	16.90	19.39	–0.93	4.99
Barclays U.S. Aggregate Bond Index[6]	0.90	3.68	5.72	5.53
Moderate Allocation Composite Index[7]	9.12	11.89	5.29	6.12
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	8.69	11.00	4.50	5.34

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,104.80	$2.77	$1,022.20	$2.66

Class A Shares	$1,000.00	$1,105.80	$1.83	$1,023.10	$1.76

Class B Shares	$1,000.00	$1,099.70	$6.66	$1,018.40	$6.41

Class C Shares	$1,000.00	$1,099.70	$6.66	$1,018.40	$6.41

Class I Shares	$1,000.00	$1,106.20	$0.52	$1,024.30	$0.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.53% for Investor Class, 0.35% for Class A, 1.28% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	23

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments on page 28 for specific holdings within these categories.

24	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Moderate Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 10.48% for Investor Class shares, 10.58% for Class A shares and 9.97% for Class B and Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 10.62%. All share classes outperformed the 8.69% return of the average Lipper2 mixed-asset target allocation moderate fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index3 and the 16.90% return of the MSCI EAFE® Index.4 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index5 and the 9.12% return of the Moderate Allocation Composite Index6 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. See page 21 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. For more information on these changes, please see the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

The Fund provided strong returns relative to its average peer fund and the Moderate Allocation Composite Index during the reporting period. Much of that strength was attributable to asset class decisions. We maintained a neutral blend at the start of the reporting period then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was mitigated somewhat by an emphasis on large-cap stocks rather than small-cap stocks and on U.S. equities over international offerings. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration7 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. On the plus side, significant holdings in MainStay U.S. Equity Opportunities Fund and MainStay International Opportunities Fund helped relative performance, as both were near the top of their respective peer groups. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund also proved beneficial.

Positions in MainStay Epoch Global Choice Fund and MainStay Marketfield Fund weighed on returns. Neither of these Underlying Funds performed particularly well in relation to the portion of the market to which they provided exposure. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. We believed that equities presented a sizable

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 22 for more information on Lipper Inc.
3.	See footnote on page 22 for more information on the S&P 500® Index.
4.	See footnote on page 22 for more information on the MSCI EAFE® Index.
5.	See footnote on page 22 for more information on the Barclays U.S. Aggregate Bond Index.
6.	See footnote on page 22 for more information on the Moderate Allocation Composite Index.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	25

valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available.

MainStay Marketfield Fund, a global long/short and low-beta8 product, was one of the largest new positions, established by using proceeds from a mix of other Underlying Equity Funds. MainStay Short Duration High Yield Fund was another new offering, which the Fund selected as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments. Funding for this investment came in large part from MainStay Unconstrained Bond Fund (formerly MainStay Flexible Bond Opportunities Fund).

Also of note, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and MainStay International Equity Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay Large Cap Growth Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a very small position in MainStay ICAP Select Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase

8.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

26	MainStay Moderate Allocation Fund

program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to the fixed-income portion of the Fund came from a substantial position in MainStay Floating Rate Fund. This was followed by a much smaller position in MainStay Unconstrained Bond Fund. The contribution from positions in MainStay Money Market Fund and MainStay Indexed Bond Fund was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	27

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 62.4%
MainStay Cornerstone Growth Fund Class I	356,589	$10,644,168
MainStay Epoch Global Choice Fund Class I (a)	851,031	15,761,087
MainStay Epoch U.S. All Cap Fund Class I (a)	1,457,850	36,679,503
MainStay ICAP Equity Fund Class I	846,773	38,206,400
MainStay ICAP International Fund Class I	429,529	13,929,612
MainStay ICAP Select Equity Fund Class I	27,610	1,189,160
MainStay International Equity Fund Class I	465,815	5,873,924
MainStay International Opportunities Fund Class I (a)	2,466,715	20,177,726
MainStay Large Cap Growth Fund Class I	3,545,434	31,270,731
MainStay MAP Fund Class I	1,639,065	65,267,582
MainStay Marketfield Fund Class I (b)	610,743	10,187,197
MainStay S&P 500 Index Fund Class I	84,211	3,125,081
MainStay U.S. Equity Opportunities Fund Class I (a)	6,467,597	58,661,105
MainStay U.S. Small Cap Fund Class I (a)	627,292	13,110,408

Total Equity Funds (Cost $255,481,863)		324,083,684

Fixed Income Funds 37.7%
MainStay Floating Rate Fund Class I (a)	4,350,411	42,024,966
MainStay High Yield Corporate Bond Fund Class I	1,125,367	6,999,785
MainStay High Yield Municipal Bond Fund Class I	417,396	5,067,187
MainStay High Yield Opportunities Fund Class I	17,420	216,179

	Shares	Value
Fixed Income Funds (continued)
MainStay Indexed Bond Fund Class I	25,400	$288,032
MainStay Intermediate Term Bond Fund Class I (a)	9,195,882	102,350,164
MainStay Money Market Fund Class A	13,209,959	13,209,959
MainStay Short Duration High Yield Fund Class I (a)	644,928	6,494,428
MainStay Short Term Bond Fund Class I	101,124	972,809
MainStay Unconstrained Bond Fund Class I (a)	1,914,297	18,109,249

Total Fixed Income Funds (Cost $187,805,394)		195,732,758

Total Investments (Cost $443,287,257) (c)	100.1%	519,816,442
Other Assets, Less Liabilities	(0.1)	(368,096)
Net Assets	100.0%	$519,448,346

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2013, cost is $448,709,852 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$76,529,188
Gross unrealized depreciation	(5,422,598)

Net unrealized appreciation	$71,106,590

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$324,083,684	$—	$—	$324,083,684
Fixed Income Funds	195,732,758	—	—	195,732,758

Total Investments	$519,816,442	$—	$—	$519,816,442

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $443,287,257)	$519,816,442
Receivables:
Fund shares sold	353,130
Other assets	58,113

Total assets	520,227,685

Liabilities
Payables:
Fund shares redeemed	433,285
NYLIFE Distributors (See Note 3)	181,935
Transfer agent (See Note 3)	112,085
Shareholder communication	26,367
Professional fees	17,003
Custodian	1,188
Trustees	1,122
Accrued expenses	6,354

Total liabilities	779,339

Net assets	$519,448,346

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,280
Additional paid-in capital	442,510,800

442,551,080
Distributions in excess of net investment income	(967,731)
Accumulated net realized gain (loss) on investments	1,335,812
Net unrealized appreciation (depreciation) on investments	76,529,185

Net assets	$519,448,346

Investor Class
Net assets applicable to outstanding shares	$117,329,407

Shares of beneficial interest outstanding	9,076,823

Net asset value per share outstanding	$12.93
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.68

Class A
Net assets applicable to outstanding shares	$258,126,451

Shares of beneficial interest outstanding	19,969,870

Net asset value per share outstanding	$12.93
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.68

Class B
Net assets applicable to outstanding shares	$84,265,530

Shares of beneficial interest outstanding	6,582,345

Net asset value and offering price per share outstanding	$12.80

Class C
Net assets applicable to outstanding shares	$46,788,132

Shares of beneficial interest outstanding	3,654,679

Net asset value and offering price per share outstanding	$12.80

Class I
Net assets applicable to outstanding shares	$12,938,826

Shares of beneficial interest outstanding	996,596

Net asset value and offering price per share outstanding	$12.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,294,948

Expenses
Distribution/Service—Investor Class (See Note 3)	135,838
Distribution/Service—Class A (See Note 3)	297,420
Distribution/Service—Class B (See Note 3)	399,989
Distribution/Service—Class C (See Note 3)	218,956
Transfer agent (See Note 3)	331,564
Registration	39,643
Shareholder communication	38,601
Professional fees	20,503
Trustees	5,541
Custodian	2,480
Miscellaneous	11,049

Total expenses	1,501,584

Net investment income (loss)	4,793,364

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,970,647
Realized capital gain distributions from affiliated investment companies	7,162,199

Net realized gain (loss) on investments and investments from affiliated investment companies	12,132,846

Net change in unrealized appreciation (depreciation) on investments	31,367,119

Net realized and unrealized gain (loss) on investments	43,499,965

Net increase (decrease) in net assets resulting from operations	$48,293,329

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,793,364	$6,560,825
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	12,132,846	7,026,439
Net change in unrealized appreciation (depreciation) on investments	31,367,119	29,009,472

Net increase (decrease) in net assets resulting from operations	48,293,329	42,596,736

Dividends to shareholders:
From net investment income:
Investor Class	(2,260,705)	(1,681,579)
Class A	(5,391,886)	(4,127,248)
Class B	(1,130,940)	(810,977)
Class C	(624,666)	(434,349)
Class I	(323,100)	(221,938)

Total dividends to shareholders	(9,731,297)	(7,276,091)

Capital share transactions:
Net proceeds from sale of shares	48,477,474	79,215,407
Net asset value of shares issued to shareholders in reinvestment of dividends	9,337,808	6,951,917
Cost of shares redeemed	(41,531,781)	(77,604,432)

Increase (decrease) in net assets derived from capital share transactions	16,283,501	8,562,892

Net increase (decrease) in net assets	54,845,533	43,883,537

Net Assets
Beginning of period	464,602,813	420,719,276

End of period	$519,448,346	$464,602,813

Undistributed (distributions in excess of) net investment income at end of period	$(967,731)	$3,970,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.96		$11.06	$10.86	$9.84	$8.77	$11.12

Net investment income (loss) (a)	0.13		0.18	0.18	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	1.10		0.93	0.23	1.03	1.22	(2.49)

Total from investment operations	1.23		1.11	0.41	1.20	1.44	(2.35)

Less dividends and distributions:
From net investment income	(0.26)		(0.21)	(0.21)	(0.18)	(0.26)	—
From net realized gain on investments	—		—	—	—	(0.11)	—

Total dividends and distributions	(0.26)		(0.21)	(0.21)	(0.18)	(0.37)	—

Net asset value at end of period	$12.93		$11.96	$11.06	$10.86	$9.84	$8.77

Total investment return (b)	10.48	%(c)	10.19%	3.73%	12.49%	17.12%	(21.13	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	%††	1.57%	1.65%	1.64%	2.48%	1.94	% ††
Net expenses (d)	0.53	%††	0.53%	0.50%	0.50%	0.46%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.53	%††	0.54%	0.56%	0.60%	0.73%	0.61	% ††
Portfolio turnover rate	20%		64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$117,329		$102,910	$90,248	$78,993	$63,454	$46,290

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.97		$11.06	$10.87	$9.83	$8.76	$12.32

Net investment income (loss) (a)	0.14		0.20	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss) on investments	1.10		0.93	0.22	1.05	1.22	(3.29)

Total from investment operations	1.24		1.13	0.42	1.23	1.44	(3.05)

Less dividends and distributions:
From net investment income	(0.28)		(0.22)	(0.23)	(0.19)	(0.26)	(0.31)
From net realized gain on investments	—		—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.28)		(0.22)	(0.23)	(0.19)	(0.37)	(0.51)

Net asset value at end of period	$12.93		$11.97	$11.06	$10.87	$9.83	$8.76

Total investment return (b)	10.58	%(c)	10.43%	3.85%	12.65%	17.14%	(25.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	1.75%	1.79%	1.76%	2.56%	2.17%
Net expenses (d)	0.35	%††	0.35%	0.36%	0.38%	0.43%	0.46%
Portfolio turnover rate	20%		64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$258,126		$229,051	$207,282	$210,071	$176,139	$146,133

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.81		$10.91	$10.72	$9.72	$8.65	$12.23

Net investment income (loss) (a)	0.08		0.10	0.10	0.09	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.08		0.92	0.22	1.03	1.21	(3.27)

Total from investment operations	1.16		1.02	0.32	1.12	1.36	(3.12)

Less dividends and distributions:
From net investment income	(0.17)		(0.12)	(0.13)	(0.12)	(0.18)	(0.26)
From net realized gain on investments	—		—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.17)		(0.12)	(0.13)	(0.12)	(0.29)	(0.46)

Net asset value at end of period	$12.80		$11.81	$10.91	$10.72	$9.72	$8.65

Total investment return (b)	9.97	%(c)	9.47%	2.94%	11.71%	16.34%	(26.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	0.84%	0.90%	0.89%	1.77%	1.38%
Net expenses (d)	1.28	%††	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (d)	1.28	%††	1.29%	1.31%	1.35%	1.49%	1.32%
Portfolio turnover rate	20%		64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$84,266		$77,807	$73,686	$72,829	$67,726	$58,738

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.81		$10.91	$10.73	$9.72	$8.66	$12.23

Net investment income (loss) (a)	0.08		0.09	0.10	0.09	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.08		0.93	0.22	1.04	1.20	(3.26)

Total from investment operations	1.16		1.02	0.32	1.13	1.35	(3.11)

Less dividends and distributions:
From net investment income	(0.17)		(0.12)	(0.14)	(0.12)	(0.18)	(0.26)
From net realized gain on investments	—		—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.17)		(0.12)	(0.14)	(0.12)	(0.29)	(0.46)

Net asset value at end of period	$12.80		$11.81	$10.91	$10.73	$9.72	$8.66

Total investment return (b)	9.97	%(c)	9.47%	2.94%	11.69%	16.19%	(26.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	0.83%	0.91%	0.90%	1.78%	1.39%
Net expenses (d)	1.28	%††	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (d)	1.28	%††	1.29%	1.31%	1.35%	1.49%	1.32%
Portfolio turnover rate	20%		64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$46,788		$42,203	$39,531	$37,895	$33,043	$27,005

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.04		$11.12	$10.92	$9.87	$8.80	$12.37

Net investment income (loss) (a)	0.16		0.23	0.23	0.20	0.25	0.27
Net realized and unrealized gain (loss) on investments	1.09		0.94	0.22	1.06	1.21	(3.31)

Total from investment operations	1.25		1.17	0.45	1.26	1.46	(3.04)

Less dividends and distributions:
From net investment income	(0.31)		(0.25)	(0.25)	(0.21)	(0.28)	(0.33)
From net realized gain on investments	—		—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.31)		(0.25)	(0.25)	(0.21)	(0.39)	(0.53)

Net asset value at end of period	$12.98		$12.04	$11.12	$10.92	$9.87	$8.80

Total investment return (b)	10.62	%(c)	10.75%	4.16%	12.94%	17.40%	(25.54%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	%††	1.99%	2.05%	1.93%	2.81%	2.52%
Net expenses (d)	0.10	%††	0.10%	0.11%	0.13%	0.18%	0.19%
Portfolio turnover rate	20%		64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$12,939		$12,631	$9,972	$8,806	$4,447	$5,358

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.25 13.49%	8.45 14.76%	3.34 4.51%	5.28 6.02%	1.74 1.74%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.42 13.67	8.62 14.94	3.44 4.62	5.35 6.09	1.54 1.54
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	8.11 13.11	8.90 13.90	3.38 3.73	5.23 5.23	2.49 2.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.11 13.11	12.90 13.90	3.72 3.72	5.23 5.23	2.49 2.49
Class I Shares	No Sales Charge		13.74	15.29	4.88	6.40	1.29

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	37

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	14.42%	16.89%	5.21%	6.07%
MSCI EAFE® Index[5]	16.90	19.39	–0.93	4.99
Barclays U.S. Aggregate Bond Index[6]	0.90	3.68	5.72	5.53
Moderate Growth Allocation Composite Index[7]	12.01	14.68	4.74	6.08
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	10.39	12.27	4.06	5.39

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,134.90	$2.91	$1,022.10	$2.76

Class A Shares	$1,000.00	$1,136.70	$1.96	$1,023.00	$1.86

Class B Shares	$1,000.00	$1,131.10	$6.87	$1,018.30	$6.51

Class C Shares	$1,000.00	$1,131.10	$6.87	$1,018.30	$6.51

Class I Shares	$1,000.00	$1,137.40	$0.64	$1,024.20	$0.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.37% for Class A, 1.30% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	39

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments on page 44 for specific holdings within these categories.

40	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Moderate Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 13.49% for Investor Class shares, 13.67% for Class A shares and 13.11% for Class B and Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 13.74%. All share classes outperformed the 10.39% return of the average Lipper2 mixed-asset target allocation growth fund for the six months ended April 30, 2013. Over the same period, all share classes underperformed the 14.42% return of the S&P 500® Index3 and the 16.90% return of the MSCI EAFE® Index.4 The S&P 500® Index is the Fund’s broad-based securities-market index, and the MSCI EAFE® Index is the secondary benchmark of the Fund. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index5 and the 12.01% return of the Moderate Growth Allocation Composite Index6 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. See page 37 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. For more information on these changes, please see the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance.

The Fund provided strong returns relative to the average peer fund and the Moderate Growth Allocation Composite Index during the reporting period. Much of that strength was attributable to asset class decisions. We maintained a neutral blend at the start of the reporting period then moved aggressively to overweight equities during the latter half of the fourth quarter. This proved to be a very profitable strategy, although the benefit was mitigated somewhat by an emphasis on large-cap stocks rather than small-cap stocks and on U.S. equities over international offerings. In the fixed-income portion of the Fund, a bias toward lower-quality bond offerings aided performance. Our decision to keep duration7 short in the fixed-income portion of the Fund had no meaningful impact on the Fund’s performance.

Performance of the Underlying Funds also influenced relative results. On the plus side, significant holdings in MainStay U.S. Equity Opportunities Fund and MainStay International Opportunities Fund helped relative performance, as both were near the top of their respective peer groups. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund also proved beneficial.

Positions in MainStay Epoch Global Choice Fund and MainStay Marketfield Fund weighed on returns. Neither of these Underlying Funds performed particularly well in relation to the portion of the market to which they provided exposure. All told, the performance of all Underlying Funds contributed positively—but not significantly—to relative performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 38 for more information on Lipper Inc.
3.	See footnote on page 38 for more information on the S&P 500® Index.
4.	See footnote on page 38 for more information on the MSCI EAFE® Index.
5.	See footnote on page 38 for more information on the Barclays U.S. Aggregate Bond Index.
6.	See footnote on page 38 for more information on the Moderate Growth Allocation Composite Index.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	41

environment. We believed that equities presented a sizable valuation advantage over bonds and that corporate profit gains would help propel stock prices higher. For these reasons, we gave the Fund a decisive tilt in favor of stocks over bonds throughout most of the reporting period. Within the equity portion of the Fund, we maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the fixed-income portion of the Fund decidedly toward Underlying Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflected our opinion that high-grade bonds were very expensive and that issues from corporate borrowers deemed to be of lower quality represented a far more attractive proposition. Given ample liquidity and healthy corporate balance sheets, we believed that default rates were likely to remain low. We also believed that investors were likely to find the higher yields available from corporate debt quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available.

MainStay Marketfield Fund, a global long/short and low-beta8 product, was one of the largest new positions, established by using proceeds from a mix of other Underlying Equity Funds. MainStay Short Duration High Yield Fund was another new offering, which the Fund selected as part of an ongoing effort to protect against a potential rise in interest rates. We quickly built the Fund’s position after the Underlying Fund’s launch in December 2012. The purchases were made with proceeds from MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

A new holding was established in MainStay High Yield Municipal Bond Fund, which further diversified sources of credit risk within the fixed-income portion of the Fund. We believed that high-yield municipal bonds would be attractive despite the inapplicability of tax benefits usually associated with these types of instruments. Funding for this investment came in large part from MainStay Unconstrained Bond Fund (formerly MainStay Flexible Bond Opportunities Fund).

Also of note, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Equity Funds. Additionally, we shifted assets from MainStay Common Stock Fund to MainStay U.S. Equity Opportunities Fund (formerly known as MainStay 130/30 Core Fund).

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

MainStay International Opportunities Fund generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and MainStay International Equity Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, large positions in MainStay MAP Fund and MainStay Large Cap Growth Fund made the largest positive contributions to the Fund’s overall performance. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a very small position in MainStay ICAP Select Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Monetary policy continued to play a significant role in fixed-income markets, as has been the case for several years. Faced with persistently sluggish economic growth, slow rates of job

8.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

42	MainStay Moderate Growth Allocation Fund

creation and the prospect of significant fiscal drag, the Federal Reserve elected to extend its large-scale asset purchase program indefinitely. This decision helped keep interest rates close to their all-time lows. During the reporting period, the Fund favored Underlying Fixed Income Funds that invest in higher-yielding corporate bonds over those that invest primarily in government-backed issues. This strategy proved fortunate. Credit performed quite well as default rates remained low and the comparatively higher yields of these bonds attracted many buyers.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

High-yield corporate bonds performed exceptionally well as spreads9 to U.S. Treasurys continued to contract. The lowest returns came from the most liquid, highest-quality and shortest-term debt instruments. Cash returned nothing, and returns on short-term U.S. government debt and AAA bonds were only slightly higher.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to the fixed-income portion of the Fund came from a substantial position in MainStay Floating Rate Fund and a much smaller position in MainStay Unconstrained Bond Fund. The contribution from positions in MainStay Money Market Fund and MainStay Short Duration High Yield Fund was effectively zero.

9.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	43

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 82.3%
MainStay Common Stock Fund Class I	177,403	$2,609,605
MainStay Cornerstone Growth Fund Class I	337,141	10,063,652
MainStay Epoch Global Choice Fund Class I (a)	794,491	14,713,965
MainStay Epoch U.S. All Cap Fund Class I (a)	1,318,450	33,172,203
MainStay ICAP Equity Fund Class I	802,825	36,223,477
MainStay ICAP International Fund Class I	666,271	21,607,167
MainStay ICAP Select Equity Fund Class I	28,816	1,241,126
MainStay International Equity Fund Class I	721,879	9,102,900
MainStay International Opportunities Fund Class I (a)	3,915,764	32,030,947
MainStay Large Cap Growth Fund Class I	4,038,892	35,623,029
MainStay MAP Fund Class I (a)	1,947,786	77,560,824
MainStay Marketfield Fund Class I (b)	568,608	9,484,378
MainStay S&P 500 Index Fund Class I	80,001	2,968,849
MainStay U.S. Equity Opportunities Fund Class I (a)	7,135,052	64,714,922
MainStay U.S. Small Cap Fund Class I (a)	2,289,968	47,860,328

Total Equity Funds (Cost $313,844,386)		398,977,372

Fixed Income Funds 17.8%
MainStay Floating Rate Fund Class I (a)	3,381,708	32,667,301
MainStay High Yield Corporate Bond Fund Class I	844,946	5,255,564
MainStay High Yield Municipal Bond Fund Class I	274,713	3,335,019
MainStay High Yield Opportunities Fund Class I	14,655	181,871

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I	1,470,290	$16,364,329
MainStay Money Market Fund Class A	10,859,052	10,859,052
MainStay Short Duration High Yield Fund Class I (a)	498,216	5,017,031
MainStay Short Term Bond Fund Class I	32,294	310,669
MainStay Unconstrained Bond Fund Class I (a)	1,284,070	12,147,306

Total Fixed Income Funds (Cost $82,072,025)		86,138,142

Total Investments (Cost $395,916,411) (c)	100.1%	485,115,514
Other Assets, Less Liabilities	(0.1)	(487,298)
Net Assets	100.0%	$484,628,216

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2013, cost is $402,999,627 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$89,199,103
Gross unrealized depreciation	(7,083,216)

Net unrealized appreciation	$82,115,887

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds Fixed Income Funds	$398,977,372	$—	$—	$398,977,372
	86,138,142	—	—	86,138,142

Total Investments	$485,115,514	$—	$—	$485,115,514

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $395,916,411)	$485,115,514
Receivables:
Fund shares sold	389,010
Other assets	56,103

Total assets	485,560,627

Liabilities
Payables:
Fund shares redeemed	567,461
NYLIFE Distributors (See Note 3)	178,450
Transfer agent (See Note 3)	133,537
Shareholder communication	26,996
Professional fees	16,879
Custodian	1,254
Trustees	1,030
Manager (See Note 3)	759
Accrued expenses	6,045

Total liabilities	932,411

Net assets	$484,628,216

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,940
Additional paid-in capital	416,464,090

416,501,030
Distributions in excess of net investment income	(1,920,795)
Accumulated net realized gain (loss) on investments	(19,151,122)
Net unrealized appreciation (depreciation) on investments	89,199,103

Net assets	$484,628,216

Investor Class
Net assets applicable to outstanding shares	$151,830,221

Shares of beneficial interest outstanding	11,538,477

Net asset value per share outstanding	$13.16
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.93

Class A
Net assets applicable to outstanding shares	$196,723,190

Shares of beneficial interest outstanding	14,943,297

Net asset value per share outstanding	$13.16
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.93

Class B
Net assets applicable to outstanding shares	$102,200,157

Shares of beneficial interest outstanding	7,856,562

Net asset value and offering price per share outstanding	$13.01

Class C
Net assets applicable to outstanding shares	$32,382,421

Shares of beneficial interest outstanding	2,489,490

Net asset value and offering price per share outstanding	$13.01

Class I
Net assets applicable to outstanding shares	$1,492,227

Shares of beneficial interest outstanding	112,479

Net asset value and offering price per share outstanding	$13.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,184,752

Expenses
Distribution/Service—Investor Class (See Note 3)	176,733
Distribution/Service—Class A (See Note 3)	226,202
Distribution/Service—Class B (See Note 3)	480,325
Distribution/Service—Class C (See Note 3)	148,498
Transfer agent (See Note 3)	391,993
Shareholder communication	38,890
Registration	36,891
Professional fees	19,897
Trustees	5,145
Custodian	2,428
Miscellaneous	10,513

Total expenses before waiver/reimbursement	1,537,515
Expense waiver/reimbursement from Manager (See Note 3)	(245)

Net expenses	1,537,270

Net investment income (loss)	3,647,482

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,924,892
Realized capital gain distributions from affiliated investment companies	6,263,922

Net realized gain (loss) on investments from affiliated investment companies	11,188,814

Net change in unrealized appreciation (depreciation) on investments	42,405,381

Net realized and unrealized gain (loss) on investments	53,594,195

Net increase (decrease) in net assets resulting from operations	$57,241,677

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,647,482	$3,578,787
Net realized gain (loss) on investments from affiliated investment companies transactions	11,188,814	4,546,658
Net change in unrealized appreciation (depreciation) on investments	42,405,381	31,935,057

Net increase (decrease) in net assets resulting from operations	57,241,677	40,060,502

Dividends to shareholders:
From net investment income:
Investor Class	(2,268,586)	(1,342,279)
Class A	(3,203,126)	(1,972,643)
Class B	(873,377)	(295,031)
Class C	(265,950)	(85,115)
Class I	(25,374)	(18,643)

Total dividends to shareholders	(6,636,413)	(3,713,711)

Capital share transactions:
Net proceeds from sale of shares	37,270,522	62,669,267
Net asset value of shares issued to shareholders in reinvestment of dividends	6,473,609	3,615,436
Cost of shares redeemed	(39,887,910)	(72,925,654)

Increase (decrease) in net assets derived from capital share transactions	3,856,221	(6,640,951)

Net increase (decrease) in net assets	54,461,485	29,705,840

Net Assets
Beginning of period	430,166,731	400,460,891

End of period	$484,628,216	$430,166,731

Undistributed (distributions in excess of) net investment income at end of period	$(1,920,795)	$1,068,136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.79		$10.81	$10.58	$9.40	$8.36	$11.37

Net investment income (loss) (a)	0.11		0.11	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	1.46		0.99	0.25	1.20	1.17	(3.16)

Total from investment operations	1.57		1.10	0.37	1.31	1.34	(3.01)

Less dividends and distributions:
From net investment income	(0.20)		(0.12)	(0.14)	(0.13)	(0.19)	—
From net realized gain on investments	—		—	—	—	(0.11)	—

Total dividends and distributions	(0.20)		(0.12)	(0.14)	(0.13)	(0.30)	—

Net asset value at end of period	$13.16		$11.79	$10.81	$10.58	$9.40	$8.36

Total investment return (b)	13.49	%(c)	10.29%	3.47%	14.02%	16.87%	(26.47	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.00%	1.11%	1.12%	2.02%	2.16	% ††
Net expenses (d)	0.55	%††	0.53%	0.50%	0.50%	0.47%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.55	%††	0.57%	0.58%	0.65%	0.79%	0.67	% ††
Portfolio turnover rate	20%		62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$151,830		$133,413	$121,733	$109,893	$86,438	$61,901

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.80		$10.82	$10.58	$9.40	$8.35	$13.10

Net investment income (loss) (a)	0.12		0.13	0.13	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.46		0.98	0.26	1.19	1.17	(4.28)

Total from investment operations	1.58		1.11	0.39	1.31	1.35	(4.13)

Less dividends and distributions:
From net investment income	(0.22)		(0.13)	(0.15)	(0.13)	(0.19)	(0.36)
From net realized gain on investments	—		—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.22)		(0.13)	(0.15)	(0.13)	(0.30)	(0.62)

Net asset value at end of period	$13.16		$11.80	$10.82	$10.58	$9.40	$8.35

Total investment return (b)	13.67	%(c)	10.42%	3.66%	14.07%	17.00%	(32.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.94	%††	1.16%	1.21%	1.22%	2.18%	1.30%
Net expenses (d)	0.37	%††	0.37%	0.38%	0.40%	0.43%	0.46%
Expenses (before waiver/reimbursement) (d)	0.37	%††	0.37%	0.38%	0.40%	0.43%	0.49%
Portfolio turnover rate	20%		62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$196,723		$174,089	$160,679	$159,791	$140,284	$127,086

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.61		$10.64	$10.42	$9.27	$8.23	$12.93

Net investment income (loss) (a)	0.06		0.03	0.04	0.04	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.45		0.98	0.24	1.18	1.16	(4.21)

Total from investment operations	1.51		1.01	0.28	1.22	1.27	(4.16)

Less dividends and distributions:
From net investment income	(0.11)		(0.04)	(0.06)	(0.07)	(0.12)	(0.28)
From net realized gain on investments	—		—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.11)		(0.04)	(0.06)	(0.07)	(0.23)	(0.54)

Net asset value at end of period	$13.01		$11.61	$10.64	$10.42	$9.27	$8.23

Total investment return (b)	13.11	%(c)	9.38%	2.79%	13.17%	16.06%	(33.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	0.27%	0.36%	0.39%	1.35%	0.48%
Net expenses (d)	1.30	%††	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.32%	1.33%	1.40%	1.54%	1.37%
Portfolio turnover rate	20%		62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$102,200		$92,620	$90,887	$94,448	$87,220	$76,188

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.61		$10.64	$10.42	$9.27	$8.23	$12.93

Net investment income (loss) (a)	0.06		0.03	0.04	0.04	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.45		0.98	0.24	1.18	1.16	(4.22)

Total from investment operations	1.51		1.01	0.28	1.22	1.27	(4.16)

Less dividends and distributions:
From net investment income	(0.11)		(0.04)	(0.06)	(0.07)	(0.12)	(0.28)
From net realized gain on investments	—		—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.11)		(0.04)	(0.06)	(0.07)	(0.23)	(0.54)

Net asset value at end of period	$13.01		$11.61	$10.64	$10.42	$9.27	$8.23

Total investment return (b)	13.11	%(c)	9.37%	2.79%	13.16%	16.07%	(33.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	0.25%	0.36%	0.37%	1.39%	0.50%
Net expenses (d)	1.30	%††	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.32%	1.33%	1.40%	1.54%	1.36%
Portfolio turnover rate	20%		62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$32,382		$28,725	$26,065	$25,524	$21,968	$18,993

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.91		$10.91	$10.67	$9.48	$8.42	$13.20

Net investment income (loss) (a)	0.13		0.16	0.18	0.15	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.48		1.00	0.23	1.19	1.20	(4.30)

Total from investment operations	1.61		1.16	0.41	1.34	1.39	(4.13)

Less dividends and distributions:
From net investment income	(0.25)		(0.16)	(0.17)	(0.15)	(0.22)	(0.39)
From net realized gain on investments	—		—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.25)		(0.16)	(0.17)	(0.15)	(0.33)	(0.65)

Net asset value at end of period	$13.27		$11.91	$10.91	$10.67	$9.48	$8.42

Total investment return (b)	13.74	%(c)	10.70%	3.96%	14.29%	17.37%	(32.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10	%††	1.42%	1.64%	1.47%	2.30%	1.51%
Net expenses (d)	0.12	%††	0.12%	0.13%	0.15%	0.19%	0.22%
Expenses (before waiver/reimbursement) (d)	0.12	%††	0.12%	0.13%	0.15%	0.19%	0.26%
Portfolio turnover rate	20%		62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$1,492		$1,321	$1,096	$840	$688	$532

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.45 15.82%	9.83 16.22%	2.06 3.22%	4.80 5.54%	1.90 1.90%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.56 15.94	9.94 16.34	2.14 3.30	4.85 5.58	1.69 1.69
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	10.45 15.45	10.35 15.35	2.10 2.47	4.75 4.75	2.65 2.65
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	14.33 15.33	14.23 15.23	2.45 2.45	4.76 4.76	2.65 2.65
Class I Shares	No Sales Charge		16.01	16.61	3.57	5.91	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	53

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	14.42%	16.89%	5.21%	6.07%
MSCI EAFE® Index[5]	16.90	19.39	–0.93	4.99
Growth Allocation Composite Index[6]	14.95	17.46	4.03	5.92
Average Lipper Multi-Cap Core Fund[7]	14.99	15.56	4.46	5.63

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,158.20	$2.94	$1,022.10	$2.76

Class A Shares	$1,000.00	$1,159.40	$2.20	$1,022.80	$2.06

Class B Shares	$1,000.00	$1,154.50	$6.94	$1,018.30	$6.51

Class C Shares	$1,000.00	$1,153.30	$6.94	$1,018.30	$6.51

Class I Shares	$1,000.00	$1,160.10	$0.86	$1,024.00	$0.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.41% for Class A, 1.30% for Class B and Class C and 0.16% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	55

Investment Objectives of Underlying Funds as of April 30, 2013 (Unaudited)

See Portfolio of Investments on page 59 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

56	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments.1

How did MainStay Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Growth Allocation Fund returned 15.82% for Investor Class shares, 15.94% for Class A shares and 15.45% for Class B shares and 15.33% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 16.01%. All share classes outperformed the 14.99% return of the average Lipper2 multi-cap core fund for the six months ended April 30, 2013. Over the same period, all share classes outperformed the 14.42% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index, and underperformed the 16.90% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes outperformed the 14.95% return of the Growth Allocation Composite Index5 for the six months ended April 30, 2013. The Growth Allocation Composite Index is an additional benchmark of the Fund. See page 53 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Fund may invest by an additional ten percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager. For more information on these changes, please see the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels, subject to limits outlined in the Prospectus. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences accounted for much of the Fund’s strong performance relative to the S&P 500® Index during the reporting period.

The Fund provided strong returns relative to its average peer fund and the Growth Allocation Composite Index during the reporting period, but asset class decisions deserve none of the credit. The Fund maintained an emphasis on large-cap stocks rather than small-cap stocks and on U.S. equities over inter national offerings. Both of these strategies detracted modestly from relative performance.

The Fund’s strong relative performance resulted primarily from the performance of its Underlying Funds. Significant holdings in MainStay U.S. Equity Opportunities Fund and MainStay International Opportunities Fund substantially helped relative performance, as both were near the top of their respective peer groups. Relying on MainStay Large Cap Growth Fund more heavily than MainStay Cornerstone Growth Fund also proved beneficial. Other positive contributors included MainStay MAP Fund and MainStay U.S. Small Cap Fund.

Positions in MainStay Epoch Global Choice Fund and MainStay Marketfield Fund weighed on returns. Neither of these Underlying Funds performed particularly well in relation to the portion of the market to which they provided exposure.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

We maintained a bias in favor of Underlying Funds that invest in U.S. stocks over Underlying Funds that invest in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States. Results were mixed, as Japan in particular experienced very strong returns on the back of aggressive fiscal and monetary policy changes.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes naturally fluctuate with changing market conditions, and such changes do not always reflect an explicit change in our strategic or tactical point of view. That said, the most notable allocation changes during the reporting period were associated with the expanding list of eligible investments, as several new MainStay Funds became available.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 54 for more information on Lipper Inc.
3.	See footnote on page 54 for more information on the S&P 500® Index.
4.	See footnote on page 54 for more information on the MSCI EAFE® Index.
5.	See footnote on page 54 for more information on the Growth Allocation Composite Index.

mainstayinvestments.com	57

MainStay Marketfield Fund, a global long/short and low-beta6 product, was one of the largest new positions, established by using proceeds from a mix of other Underlying Funds.

MainStay Cornerstone Growth Fund was another new product. We established a position in this Underlying Fund using proceeds from MainStay Large Cap Growth Fund as we sought to widen strategy diversification within that portion of the market.

Also of note, we increased the Fund’s position in MainStay U.S. Small Cap Fund as we unwound the Fund’s previous large-cap bias. The increased allocation was funded from a mix of Underlying Funds. Additionally, we shifted assets from MainStay Common Stock Fund to MainStay U.S. Equity Opportunities Fund (formerly MainStay 130/30 Core Fund).

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

MainStay International Opportunities Fund generated the highest absolute return by a comfortable margin, followed by MainStay U.S. Small Cap Fund. Although none of the Underlying Funds in which the Fund invested provided negative returns for the reporting period, the lowest absolute returns in the equity portion of the Fund came from MainStay Cornerstone Growth Fund and MainStay International Equity Fund.

Which Underlying Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

Because contributions take weightings and total returns into account and position sizes may vary, the Underlying Funds with the highest (or lowest) returns may not always have the most significantly positive (or negative) contributions to performance.

During the reporting period, a large position in MainStay MAP Fund made the largest positive contribution to the Fund’s performance, followed by a significantly smaller position in MainStay U.S. Small Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested had negative total returns, the smallest contributions came from a new position being built in MainStay Cornerstone Growth Fund and from a very small position in MainStay ICAP Select Equity Fund.

6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

58	MainStay Growth Allocation Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
MainStay Common Stock Fund Class I	176,765	$2,600,213
MainStay Cornerstone Growth Fund Class I (a)	189,872	5,667,673
MainStay Epoch Global Choice Fund Class I (a)	408,749	7,570,031
MainStay Epoch U.S. All Cap Fund Class I	695,469	17,497,997
MainStay ICAP Equity Fund Class I	496,309	22,393,453
MainStay ICAP International Fund Class I	455,087	14,758,473
MainStay ICAP Select Equity Fund Class I	15,181	653,862
MainStay International Equity Fund Class I	494,268	6,232,716
MainStay International Opportunities Fund Class I (a)	2,607,497	21,329,329
MainStay Large Cap Growth Fund Class I	2,542,591	22,425,653
MainStay MAP Fund Class I	1,211,714	48,250,456
MainStay Marketfield Fund Class I (b)	296,094	4,938,843
MainStay S&P 500 Index Fund Class I	94,349	3,501,275
MainStay U.S. Equity Opportunities Fund Class I (a)	4,416,793	40,060,310
MainStay U.S. Small Cap Fund Class I (a)	1,623,941	33,940,375

Total Investments (Cost $199,370,396) (c)	100.0%	251,820,659
Other Assets, Less Liabilities	(0.0)‡	(50,740)
Net Assets	100.0%	$251,769,919
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2013, cost is $204,841,278 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$52,450,263
Gross unrealized depreciation	(5,470,882)

Net unrealized appreciation	$46,979,381

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$251,820,659	$—	$—	$251,820,659

Total Investments	$251,820,659	$—	$—	$251,820,659

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $199,370,396)	$251,820,659
Receivables:
Fund shares sold	217,807
Manager (See Note 3)	5,704
Other assets	49,911

Total assets	252,094,081

Liabilities
Payables:
Fund shares redeemed	107,933
NYLIFE Distributors (See Note 3)	93,409
Transfer agent (See Note 3)	84,016
Shareholder communication	17,975
Professional fees	15,537
Custodian	854
Trustees	510
Accrued expenses	3,928

Total liabilities	324,162

Net assets	$251,769,919

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,160
Additional paid-in capital	219,755,022

219,774,182
Distributions in excess of net investment income	(661,974)
Accumulated net realized gain (loss) on investments	(19,792,552)
Net unrealized appreciation (depreciation) on investments	52,450,263

Net assets	$251,769,919

Investor Class
Net assets applicable to outstanding shares	$88,624,968

Shares of beneficial interest outstanding	6,706,329

Net asset value per share outstanding	$13.22
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.99

Class A
Net assets applicable to outstanding shares	$89,034,891

Shares of beneficial interest outstanding	6,732,179

Net asset value per share outstanding	$13.23
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.00

Class B
Net assets applicable to outstanding shares	$55,659,782

Shares of beneficial interest outstanding	4,302,117

Net asset value and offering price per share outstanding	$12.94

Class C
Net assets applicable to outstanding shares	$16,286,076

Shares of beneficial interest outstanding	1,257,255

Net asset value and offering price per share outstanding	$12.95

Class I
Net assets applicable to outstanding shares	$2,164,202

Shares of beneficial interest outstanding	161,771

Net asset value and offering price per share outstanding	$13.38

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,242,775

Expenses
Distribution/Service—Investor Class (See Note 3)	101,806
Distribution/Service—Class A (See Note 3)	101,712
Distribution/Service—Class B (See Note 3)	259,259
Distribution/Service—Class C (See Note 3)	72,950
Transfer agent (See Note 3)	242,862
Registration	34,627
Shareholder communication	23,565
Professional fees	16,283
Trustees	2,639
Custodian	1,977
Miscellaneous	6,815

Total expenses before waiver/reimbursement	864,495
Expense waiver/reimbursement from Manager (See Note 3)	(38,767)

Net expenses	825,728

Net investment income (loss)	1,417,047

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,294,751
Realized capital gain distributions from affiliated investment companies	3,290,422

Net realized gain (loss) on investments from affiliated investment companies	5,585,173

Net change in unrealized appreciation (depreciation) on investments	27,151,350

Net realized and unrealized gain (loss) on investments	32,736,523

Net increase (decrease) in net assets resulting from operations	$34,153,570

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,417,047	$351,998
Net realized gain (loss) on investments from affiliated investment companies transactions	5,585,173	2,192,872
Net change in unrealized appreciation (depreciation) on investments	27,151,350	17,974,206

Net increase (decrease) in net assets resulting from operations	34,153,570	20,519,076

Dividends to shareholders:
From net investment income:
Investor Class	(862,211)	(233,930)
Class A	(952,757)	(272,458)
Class B	(185,849)	—
Class C	(51,032)	—
Class I	(27,172)	(10,992)

Total dividends to shareholders	(2,079,021)	(517,380)

Capital share transactions:
Net proceeds from sale of shares	19,926,897	32,215,206
Net asset value of shares issued to shareholders in reinvestment of dividends	2,012,481	498,695
Cost of shares redeemed	(21,368,837)	(39,345,207)

Increase (decrease) in net assets derived from capital share transactions	570,541	(6,631,306)

Net increase (decrease) in net assets	32,645,090	13,370,390

Net Assets
Beginning of period	219,124,829	205,754,439

End of period	$251,769,919	$219,124,829

Undistributed (distributions in excess of) net investment income at end of period	$(661,974)	$—

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.54		$10.49	$10.22	$8.97	$8.09	$11.68

Net investment income (loss) (a)	0.08		0.04	0.05	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.73		1.04	0.27	1.27	1.00	(3.60)

Total from investment operations	1.81		1.08	0.32	1.30	1.10	(3.59)

Less dividends and distributions:
From net investment income	(0.13)		(0.03)	(0.05)	(0.05)	(0.14)	—
From net realized gain on investments	—		—	—	—	(0.08)	—

Total dividends and distributions	(0.13)		(0.03)	(0.05)	(0.05)	(0.22)	—

Net asset value at end of period	$13.22		$11.54	$10.49	$10.22	$8.97	$8.09

Total investment return (b)	15.82	%(c)	10.37%	3.12%	14.54%	14.13%	(30.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	%††	0.35%	0.50%	0.35%	1.30%	0.19	% ††
Net expenses (d)	0.55	%††	0.53%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.60	%††	0.63%	0.65%	0.73%	0.88%	0.75	% ††
Portfolio turnover rate	14%		47%	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$88,625		$76,323	$71,730	$66,013	$54,578	$38,881

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.55		$10.50	$10.22	$8.97	$8.08	$13.78

Net investment income (loss) (a)	0.09		0.05	0.06	0.04	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.73		1.04	0.27	1.26	0.99	(5.11)

Total from investment operations	1.82		1.09	0.33	1.30	1.11	(5.04)

Less dividends and distributions:
From net investment income	(0.14)		(0.04)	(0.05)	(0.05)	(0.14)	(0.32)
From net realized gain on investments	—		—	—	—	(0.08)	(0.34)

Total dividends and distributions	(0.14)		(0.04)	(0.05)	(0.05)	(0.22)	(0.66)

Net asset value at end of period	$13.23		$11.55	$10.50	$10.22	$8.97	$8.08

Total investment return (b)	15.94	%(c)	10.43%	3.25%	14.57%	14.29%	(38.20%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	%††	0.44%	0.55%	0.38%	1.55%	0.60%
Net expenses (d)	0.41	%††	0.42%	0.44%	0.48%	0.48%	0.49%
Expenses (before waiver/reimbursement) (d)	0.41	%††	0.42%	0.44%	0.48%	0.52%	0.57%
Portfolio turnover rate	14%		47%	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$89,035		$77,775	$70,127	$71,983	$62,210	$58,165

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011	2010	2009	2008
Net asset value at beginning of period	$11.25		$10.27		$10.03	$8.82	$7.94	$13.56

Net investment income (loss) (a)	0.04		(0.04)		(0.02)	(0.04)	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	1.69		1.02		0.26	1.25	0.98	(5.01)

Total from investment operations	1.73		0.98		0.24	1.21	1.03	(5.04)

Less dividends and distributions:
From net investment income	(0.04)		—		—	—	(0.07)	(0.24)
From net realized gain on investments	—		—		—	—	(0.08)	(0.34)

Total dividends and distributions	(0.04)		—		—	—	(0.15)	(0.58)

Net asset value at end of period	$12.94		$11.25		$10.27	$10.03	$8.82	$7.94

Total investment return (b)	15.45	%(c)	9.54	% (d)	2.49%	13.72%	13.32%	(38.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66	%††	(0.38%)		(0.23%)	(0.38%)	0.65%	(0.24%)
Net expenses (e)	1.30	%††	1.28%		1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (e)	1.35	%††	1.38%		1.40%	1.48%	1.64%	1.44%
Portfolio turnover rate	14%		47%		53%	54%	42%	37%
Net assets at end of period (in 000’s)	$55,660		$49,650		$49,874	$52,053	$49,206	$42,501

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.27		$10.29	$10.04	$8.84	$7.96	$13.58

Net investment income (loss) (a)	0.04		(0.05)	(0.03)	(0.04)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.68		1.03	0.28	1.24	0.98	(5.02)

Total from investment operations	1.72		0.98	0.25	1.20	1.03	(5.04)

Less dividends and distributions:
From net investment income	(0.04)		—	—	—	(0.07)	(0.24)
From net realized gain on investments	—		—	—	—	(0.08)	(0.34)

Total dividends and distributions	(0.04)		—	—	—	(0.15)	(0.58)

Net asset value at end of period	$12.95		$11.27	$10.29	$10.04	$8.84	$7.96

Total investment return (b)	15.33	%(c)	9.52%	2.49%	13.57%	13.29%	(38.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62	%††	(0.42%)	(0.27%)	(0.39%)	0.61%	(0.21%)
Net expenses (d)	1.30	%††	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.35	%††	1.38%	1.40%	1.48%	1.64%	1.44%
Portfolio turnover rate	14%		47%	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$16,286		$13,557	$12,484	$11,599	$10,773	$8,682

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

66	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.69		$10.62	$10.33	$9.06	$8.17	$13.91

Net investment income (loss) (a)	0.11		0.07	0.09	0.06	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.75		1.07	0.28	1.28	1.01	(5.12)

Total from investment operations	1.86		1.14	0.37	1.34	1.13	(5.05)

Less dividends and distributions:
From net investment income	(0.17)		(0.07)	(0.08)	(0.07)	(0.16)	(0.35)
From net realized gain on investments	—		—	—	—	(0.08)	(0.34)

Total dividends and distributions	(0.17)		(0.07)	(0.08)	(0.07)	(0.24)	(0.69)

Net asset value at end of period	$13.38		$11.69	$10.62	$10.33	$9.06	$8.17

Total investment return (b)	16.01	%(c)	10.89%	3.55%	14.87%	14.40%	(38.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	0.63%	0.84%	0.64%	1.50%	0.62%
Net expenses (d)	0.16	%††	0.17%	0.19%	0.23%	0.25%	0.25%
Expenses (before waiver/reimbursement) (d)	0.16	%††	0.17%	0.19%	0.23%	0.27%	0.28%
Portfolio turnover rate	14%		47%	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$2,164		$1,820	$1,539	$1,478	$1,229	$849

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Allocation Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers of each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

68	MainStay Asset Allocation Funds

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for each Allocation Fund’s investments is included at the end of each Allocation Fund’s Portfolio of Investments.

The valuation techniques used by the Allocation Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Allocation Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Allocation Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Allocation Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Allocation Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Allocation Funds’ Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Allocation Funds did not hold any securities that were fair valued in such a manner.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below. The Allocation Funds’ other investments and securities held by the Affiliated Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (elevated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

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Notes to Financial Statements (Unaudited) (continued)

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of

70	MainStay Asset Allocation Funds

a class do not exceed the following percentages of average daily net assets for each class:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	245
MainStay Growth Allocation Fund	38,767

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2013 were as follows:

MainStay Conservative Allocation Fund
Investor Class	48,184
Class A	51,373

MainStay Moderate Allocation Fund
Investor Class	82,488
Class A	50,978

MainStay Moderate Growth Allocation Fund
Investor Class	95,912
Class A	40,420

MainStay Growth Allocation Fund
Investor Class	49,479
Class A	15,080

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2013 were as follows:

MainStay Conservative Allocation Fund
Class A	4,081
Class B	32,273
Class C	6,315

MainStay Moderate Allocation Fund
Class A	3,657
Class B	60,263
Class C	3,359

MainStay Moderate Growth Allocation Fund
Class A	387
Class B	60,713
Class C	3,175

MainStay Growth Allocation Fund
Investor Class	1
Class A	169
Class B	40,558
Class C	1,089

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Notes to Financial Statements (Unaudited) (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2013, were as follows:

MainStay Conservative Allocation Fund
Investor Class	$55,182
Class A	39,606
Class B	39,473
Class C	42,409
Class I	4,108

MainStay Moderate Allocation Fund
Investor Class	$125,443
Class A	59,950
Class B	92,362
Class C	50,560
Class I	3,249

MainStay Moderate Growth Allocation Fund
Investor Class	$176,377
Class A	58,252
Class B	119,872
Class C	37,062
Class I	430

MainStay Growth Allocation Fund
Investor Class	$113,230
Class A	36,355
Class B	72,113
Class C	20,281
Class I	883

As of April 30, 2013, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
Mainstay Cornerstone Growth Fund Class I	8.38%
MainStay Epoch Global Choice Fund Class I	6.77
MainStay Epoch U.S. All Cap Fund Class I	3.29
MainStay Floating Rate Fund Class I	5.46
MainStay High Yield Corporate Bond Fund Class I	0.25
MainStay High Yield Municipal Bond Fund Class I	0.83
MainStay High Yield Opportunities Fund Class I	0.57
MainStay ICAP Equity Fund Class I	1.99
MainStay ICAP International Fund Class I	0.37
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Indexed Bond Fund Class I	11.18
MainStay Intermediate Term Bond Fund Class I	9.97
MainStay International Equity Fund Class I	0.68
MainStay International Opportunities Fund Class I	2.17
MainStay Large Cap Growth Fund Class I	0.10
MainStay MAP Fund Class I	1.98
MainStay Marketfield Fund Class I	1.11
MainStay Money Market Fund Class A	3.28
MainStay S&P 500 Index Fund Class I	0.07
MainStay Short Duration High Yield Fund Class I	7.49
Mainstay Short Term Bond Fund Class I	1.07
MainStay U.S. Equity Opportunities Fund Class I	4.76
MainStay U.S. Small Cap Fund Class I	3.26
MainStay Unconstrained Bond Fund Class I	10.21

72	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
MainStay Cornerstone Growth Fund Class I	2.49%
MainStay Epoch Global Choice Fund Class I	10.42
MainStay Epoch U.S. All Cap Fund Class I	7.66
MainStay Floating Rate Fund Class I	6.48
MainStay High Yield Corporate Bond Fund Class I	0.21
MainStay High Yield Municipal Bond Fund Class I	1.27
MainStay High Yield Opportunities Fund Class I	0.04
MainStay ICAP Equity Fund Class I	4.22
MainStay ICAP International Fund Class I	1.69
MainStay ICAP Select Equity Fund Class I	0.04
MainStay Indexed Bond Fund Class I	0.08
MainStay Intermediate Term Bond Fund Class I	13.57
MainStay International Equity Fund Class I	3.14
MainStay International Opportunities Fund Class I	10.04
MainStay Large Cap Growth Fund Class I	0.25
MainStay Marketfield Fund Class I	0.14
MainStay MAP Fund Class I	4.40
MainStay Money Market Fund Class A	4.92
MainStay S&P 500 Index Fund Class I	0.25
MainStay Short Duration High Yield Class I	8.72
MainStay Short Term Bond Fund Class I	1.84
MainStay Unconstrained Bond Fund Class I	15.48
MainStay U.S. Equity Opportunities Fund Class I	10.58
MainStay U.S. Small Cap Fund Class I	6.12

MainStay Moderate Growth Allocation Fund
MainStay Common Stock Fund Class I	3.30%
MainStay Cornerstone Growth Fund Class I	2.35
MainStay Epoch Global Choice Fund Class I	9.73
MainStay Epoch U.S. All Cap Fund Class I	6.92
MainStay Floating Rate Fund Class I	5.04
MainStay High Yield Corporate Bond Fund Class I	0.16
MainStay High Yield Municipal Bond Fund Class I	0.84
MainStay High Yield Opportunities Fund Class I	0.03
MainStay ICAP Equity Fund Class I	4.00
MainStay ICAP International Fund Class I	2.63
MainStay ICAP Select Equity Fund Class I	0.04
MainStay Intermediate Term Bond Fund Class I	2.17
MainStay International Equity Fund Class I	4.86
MainStay International Opportunities Fund Class I	15.94
MainStay Large Cap Growth Fund Class I	0.29
MainStay MAP Fund Class I	5.22
MainStay Marketfield Fund Class I	0.13
MainStay Money Market Fund Class A	4.04
MainStay S&P 500 Index Fund Class I	0.24
MainStay Short Duration High Yield Fund Class I	6.74
MainStay Short Term Bond Fund Class I	0.59
MainStay Unconstrained Bond Fund Class I	10.38
MainStay U.S. Equity Opportunities Fund Class I	11.67
MainStay U.S. Small Cap Fund Class I	22.35

MainStay Growth Allocation Fund
MainStay Common Stock Fund Class I	3.29%
MainStay Cornerstone Growth Fund Class I	1.32
MainStay Epoch Global Choice Fund Class I	5.01
MainStay Epoch U.S. All Cap Fund Class I	3.65
MainStay ICAP Equity Fund Class I	2.47
MainStay ICAP International Fund Class I	1.79
MainStay ICAP Select Equity Fund Class I	0.02
MainStay International Equity Fund Class I	3.33
MainStay International Opportunities Fund Class I	10.62
MainStay Large Cap Growth Fund Class I	0.18
MainStay MAP Fund Class I	3.25
MainStay Marketfield Fund Class I	0.07
MainStay S&P 500 Index Fund Class I	0.28
MainStay U.S. Equity Opportunities Fund Class I	7.22
MainStay U.S. Small Cap Fund Class I	15.85

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually),

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Notes to Financial Statements (Unaudited) (continued)

the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Moderate Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $5,374,439 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$371	$—
2018	5,003	—
Total	$5,374	$—

MainStay Moderate Growth Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $23,256,720 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$14,874	$—
2018	8,383	—
Total	$23,257	$—

MainStay Growth Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $19,906,843 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$9,820	$—
2018	10,087	—
Total	$19,907	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2012
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$6,267,354	$2,675,846	$8,943,200
MainStay Moderate Allocation Fund	7,276,091	—	7,276,091
MainStay Moderate Growth Allocation Fund	3,713,711	—	3,713,711
MainStay Growth Allocation Fund	517,381	—	517,381

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit

74	MainStay Asset Allocation Funds

Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Allocation Funds on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$85,243	$69,010
MainStay Moderate Allocation Fund	118,115	99,871
MainStay Moderate Growth Allocation Fund	97,894	90,859
MainStay Growth Allocation Fund	36,152	32,891

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	794,127	$9,331,185
Shares issued to shareholders in reinvestment of dividends and distributions	134,418	1,544,368
Shares redeemed	(480,969)	(5,643,218)

Net increase (decrease) in shares outstanding before conversion	447,576	5,232,335
Shares converted into Investor Class (See Note 1)	109,805	1,304,894
Shares converted from Investor Class (See Note 1)	(183,081)	(2,175,411)

Net increase (decrease)	374,300	$4,361,818

Year ended October 31, 2012:
Shares sold	1,390,417	$15,643,414
Shares issued to shareholders in reinvestment of dividends and distributions	133,883	1,470,592
Shares redeemed	(828,222)	(9,297,347)

Net increase (decrease) in shares outstanding before conversion	696,078	7,816,659
Shares converted into Investor Class (See Note 1)	239,889	2,710,098
Shares converted from Investor Class (See Note 1)	(487,353)	(5,525,100)

Net increase (decrease)	448,614	$5,001,657

Class A	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	1,528,101	$17,947,948
Shares issued to shareholders in reinvestment of dividends and distributions	421,530	4,840,757
Shares redeemed	(1,428,219)	(16,757,475)

Net increase (decrease) in shares outstanding before conversion	521,412	6,031,230
Shares converted into Class A (See Note 1)	225,063	2,672,084
Shares converted from Class A (See Note 1)	(41,547)	(496,490)

Net increase (decrease)	704,928	$8,206,824

Year ended October 31, 2012:
Shares sold	3,161,904	$35,546,992
Shares issued to shareholders in reinvestment of dividends and distributions	433,900	4,770,955
Shares redeemed	(3,075,483)	(34,415,273)

Net increase (decrease) in shares outstanding before conversion	520,321	5,902,674
Shares converted into Class A (See Note 1)	633,654	7,174,713
Shares converted from Class A (See Note 1)	(71,517)	(828,571)

Net increase (decrease)	1,082,458	$12,248,816

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	407,349	$4,770,507
Shares issued to shareholders in reinvestment of dividends and distributions	82,424	941,491
Shares redeemed	(242,230)	(2,837,001)

Net increase (decrease) in shares outstanding before conversion	247,543	2,874,997
Shares converted from Class B (See Note 1)	(110,731)	(1,305,077)

Net increase (decrease)	136,812	$1,569,920

Year ended October 31, 2012:
Shares sold	729,734	$8,163,994
Shares issued to shareholders in reinvestment of dividends and distributions	79,234	862,038
Shares redeemed	(462,514)	(5,155,214)

Net increase (decrease) in shares outstanding before conversion	346,454	3,870,818
Shares converted from Class B (See Note 1)	(316,292)	(3,531,140)

Net increase (decrease)	30,162	$339,678

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	601,092	$7,039,854
Shares issued to shareholders in reinvestment of dividends and distributions	74,812	854,580
Shares redeemed	(393,595)	(4,603,573)

Net increase (decrease)	282,309	$3,290,861

Year ended October 31, 2012:
Shares sold	1,009,977	$11,295,332
Shares issued to shareholders in reinvestment of dividends and distributions	66,571	724,725
Shares redeemed	(550,686)	(6,158,571)

Net increase (decrease)	525,862	$5,861,486

mainstayinvestments.com	75

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	271,224	$3,176,247
Shares issued to shareholders in reinvestment of dividends and distributions	35,074	405,710
Shares redeemed	(207,540)	(2,477,379)

Net increase (decrease)	98,758	$1,104,578

Year ended October 31, 2012:
Shares sold	613,921	$7,038,767
Shares issued to shareholders in reinvestment of dividends and distributions	33,090	366,848
Shares redeemed	(59,843)	(682,683)

Net increase (decrease)	587,168	$6,722,932

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	1,207,390	$14,961,338
Shares issued to shareholders in reinvestment of dividends	188,799	2,256,146
Shares redeemed	(713,249)	(8,816,445)

Net increase (decrease) in shares outstanding before conversion	682,940	8,401,039
Shares converted into Investor Class (See Note 1)	194,536	2,437,849
Shares converted from Investor Class (See Note 1)	(403,124)	(5,076,020)

Net increase (decrease)	474,352	$5,762,868

Year ended October 31, 2012:
Shares sold	2,019,610	$23,169,975
Shares issued to shareholders in reinvestment of dividends	154,921	1,677,800
Shares redeemed	(1,304,977)	(14,954,921)

Net increase (decrease) in shares outstanding before conversion	869,554	9,892,854
Shares converted into Investor Class (See Note 1)	421,678	4,858,895
Shares converted from Investor Class (See Note 1)	(852,070)	(9,938,120)

Net increase (decrease)	439,162	$4,813,629

Class A	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	1,623,115	$20,130,750
Shares issued to shareholders in reinvestment of dividends	429,179	5,124,343
Shares redeemed	(1,672,558)	(20,630,641)

Net increase (decrease) in shares outstanding before conversion	379,736	4,624,452
Shares converted into Class A (See Note 1)	505,622	6,351,501
Shares converted from Class A (See Note 1)	(46,780)	(594,110)

Net increase (decrease)	838,578	$10,381,843

Year ended October 31, 2012:
Shares sold	2,729,636	$31,311,743
Shares issued to shareholders in reinvestment of dividends	358,722	3,884,952
Shares redeemed	(3,662,224)	(41,989,066)

Net increase (decrease) in shares outstanding before conversion	(573,866)	(6,792,371)
Shares converted into Class A (See Note 1)	1,052,493	12,242,546
Shares converted from Class A (See Note 1)	(87,940)	(1,050,787)

Net increase (decrease)	390,687	$4,399,388

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	605,193	$7,427,047
Shares issued to shareholders in reinvestment of dividends	92,864	1,101,391
Shares redeemed	(453,026)	(5,560,535)

Net increase (decrease) in shares outstanding before conversion	245,031	2,967,903
Shares converted from Class B (See Note 1)	(253,217)	(3,119,220)

Net increase (decrease)	(8,186)	$(151,317)

Year ended October 31, 2012:
Shares sold	1,229,444	$13,964,181
Shares issued to shareholders in reinvestment of dividends	73,169	787,303
Shares redeemed	(926,160)	(10,511,592)

Net increase (decrease) in shares outstanding before conversion	376,453	4,239,892
Shares converted from Class B (See Note 1)	(540,554)	(6,112,534)

Net increase (decrease)	(164,101)	$(1,872,642)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	428,229	$5,257,021
Shares issued to shareholders in reinvestment of dividends	46,979	557,176
Shares redeemed	(394,923)	(4,834,144)

Net increase (decrease)	80,285	$980,053

Year ended October 31, 2012:
Shares sold	713,225	$8,139,836
Shares issued to shareholders in reinvestment of dividends	36,026	387,637
Shares redeemed	(797,697)	(9,078,975)

Net increase (decrease)	(48,446)	$(551,502)

76	MainStay Asset Allocation Funds

Class I	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	56,586	$701,318
Shares issued to shareholders in reinvestment of dividends	24,938	298,752
Shares redeemed	(134,222)	(1,690,016)

Net increase (decrease)	(52,698)	$(689,946)

Year ended October 31, 2012:
Shares sold	225,714	$2,629,672
Shares issued to shareholders in reinvestment of dividends	19,726	214,225
Shares redeemed	(92,861)	(1,069,878)

Net increase (decrease)	152,579	$1,774,019

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	1,221,429	$15,199,419
Shares issued to shareholders in reinvestment of dividends	190,076	2,265,712
Shares redeemed	(788,514)	(9,776,637)

Net increase (decrease) in shares outstanding before conversion	622,991	7,688,494
Shares converted into Investor Class (See Note 1)	199,404	2,522,827
Shares converted from Investor Class (See Note 1)	(600,639)	(7,658,642)

Net increase (decrease)	221,756	$2,552,679

Year ended October 31, 2012:
Shares sold	2,232,563	$25,262,352
Shares issued to shareholders in reinvestment of dividends	126,104	1,340,481
Shares redeemed	(1,785,936)	(20,227,161)

Net increase (decrease) in shares outstanding before conversion	572,731	6,375,672
Shares converted into Investor Class (See Note 1)	466,118	5,282,524
Shares converted from Investor Class (See Note 1)	(982,109)	(11,405,796)

Net increase (decrease)	56,740	$252,400

Class A	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	902,664	$11,294,783
Shares issued to shareholders in reinvestment of dividends	257,563	3,070,138
Shares redeemed	(1,589,728)	(19,751,511)

Net increase (decrease) in shares outstanding before conversion	(429,501)	(5,386,590)
Shares converted into Class A (See Note 1)	661,154	8,421,648
Shares converted from Class A (See Note 1)	(37,446)	(483,430)

Net increase (decrease)	194,207	$2,551,628

Year ended October 31, 2012:
Shares sold	1,656,761	$18,767,293
Shares issued to shareholders in reinvestment of dividends	177,516	1,886,997
Shares redeemed	(3,062,557)	(34,704,018)

Net increase (decrease) in shares outstanding before conversion	(1,228,280)	(14,049,728)
Shares converted into Class A (See Note 1)	1,198,925	13,846,348
Shares converted from Class A (See Note 1)	(72,953)	(868,614)

Net increase (decrease)	(102,308)	$(1,071,994)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	550,153	$6,754,838
Shares issued to shareholders in reinvestment of dividends	73,284	865,485
Shares redeemed	(518,071)	(6,322,563)

Net increase (decrease) in shares outstanding before conversion	105,366	1,297,760
Shares converted from Class B (See Note 1)	(225,577)	(2,802,403)

Net increase (decrease)	(120,211)	$(1,504,643)

Year ended October 31, 2012:
Shares sold	1,154,638	$12,920,872
Shares issued to shareholders in reinvestment of dividends	27,711	292,081
Shares redeemed	(1,125,792)	(12,588,590)

Net increase (decrease) in shares outstanding before conversion	56,557	624,363
Shares converted from Class B (See Note 1)	(618,303)	(6,854,462)

Net increase (decrease)	(561,746)	$(6,230,099)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	299,740	$3,693,475
Shares issued to shareholders in reinvestment of dividends	20,933	247,214
Shares redeemed	(305,046)	(3,708,344)

Net increase (decrease)	15,627	$232,345

Year ended October 31, 2012:
Shares sold	457,844	$5,134,928
Shares issued to shareholders in reinvestment of dividends	7,419	78,192
Shares redeemed	(440,205)	(4,917,449)

Net increase (decrease)	25,058	$295,671

mainstayinvestments.com	77

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	26,390	$328,007
Shares issued to shareholders in reinvestment of dividends	2,088	25,060
Shares redeemed	(26,941)	(328,855)

Net increase (decrease)	1,537	$24,212

Year ended October 31, 2012:
Shares sold	52,068	$583,822
Shares issued to shareholders in reinvestment of dividends	1,653	17,685
Shares redeemed	(43,217)	(488,436)

Net increase (decrease)	10,504	$113,071

MainStay Growth Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	697,809	$8,640,053
Shares issued to shareholders in reinvestment of dividends	73,082	860,901
Shares redeemed	(502,403)	(6,161,671)

Net increase (decrease) in shares outstanding before conversion	268,488	3,339,283
Shares converted into Investor Class (See Note 1)	100,740	1,262,720
Shares converted from Investor Class (See Note 1)	(279,471)	(3,581,625)

Net increase (decrease)	89,757	$1,020,378

Year ended October 31, 2012:
Shares sold	1,188,537	$13,180,380
Shares issued to shareholders in reinvestment of dividends	22,501	233,339
Shares redeemed	(1,138,790)	(12,617,381)

Net increase (decrease) in shares outstanding before conversion	72,248	796,338
Shares converted into Investor Class (See Note 1)	267,906	2,952,711
Shares converted from Investor Class (See Note 1)	(563,031)	(6,414,574)

Net increase (decrease)	(222,877)	$(2,665,525)

Class A	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	397,155	$4,939,906
Shares issued to shareholders in reinvestment of dividends	76,262	898,363
Shares redeemed	(778,595)	(9,581,028)

Net increase (decrease) in shares outstanding before conversion	(305,178)	(3,742,759)
Shares converted into Class A (See Note 1)	312,673	4,001,713
Shares converted from Class A (See Note 1)	(9,416)	(121,747)

Net increase (decrease)	(1,921)	$137,207

Year ended October 31, 2012:
Shares sold	785,724	$8,741,519
Shares issued to shareholders in reinvestment of dividends	24,675	256,126
Shares redeemed	(1,389,039)	(15,395,414)

Net increase (decrease) in shares outstanding before conversion	(578,640)	(6,397,769)
Shares converted into Class A (See Note 1)	666,161	7,570,926
Shares converted from Class A (See Note 1)	(34,377)	(403,662)

Net increase (decrease)	53,144	$769,495

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	340,362	$4,109,461
Shares issued to shareholders in reinvestment of dividends	15,621	180,574
Shares redeemed	(338,725)	(4,054,981)

Net increase (decrease) in shares outstanding before conversion	17,258	235,054
Shares converted from Class B (See Note 1)	(127,633)	(1,561,061)

Net increase (decrease)	(110,375)	$(1,326,007)

Year ended October 31, 2012:
Shares sold	659,827	$7,151,490
Shares redeemed	(757,395)	(8,204,964)

Net increase (decrease) in shares outstanding before conversion	(97,568)	(1,053,474)
Shares converted from Class B (See Note 1)	(344,310)	(3,705,401)

Net increase (decrease)	(441,878)	$(4,758,875)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	170,960	$2,080,991
Shares issued to shareholders in reinvestment of dividends	3,984	46,097
Shares redeemed	(120,892)	(1,459,437)

Net increase (decrease)	54,052	$667,651

Year ended October 31, 2012:
Shares sold	210,896	$2,305,882
Shares redeemed	(221,195)	(2,386,826)

Net increase (decrease)	(10,299)	$(80,944)

78	MainStay Asset Allocation Funds

Class I	Shares	Amount

Six-month period ended April 30, 2013:
Shares sold	12,608	$156,486
Shares issued to shareholders in reinvestment of dividends	2,229	26,546
Shares redeemed	(8,718)	(111,720)

Net increase (decrease)	6,119	$71,312

Year ended October 31, 2012:
Shares sold	73,714	$835,935
Shares issued to shareholders in reinvestment of dividends	881	9,230
Shares redeemed	(63,945)	(740,622)

Net increase (decrease)	10,650	$104,543

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	79

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds, and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Allocation Funds; (iv) the extent to which economies of scale may be realized as the Allocation Funds grow, and the extent to which economies of scale may benefit Allocation Fund investors; and (v) the reasonableness of the Allocation

Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds, and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Allocation Funds under the terms of the Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Allocation Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds, and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in

80	MainStay Asset Allocation Funds

providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance, and the Allocation Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance, as well as discussions between the Allocation Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance, and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board noted that the Allocation Funds do not pay a management fee, but that shareholders of the Allocation Funds indirectly pay the fees and expenses of the underlying funds in which the Allocation Funds invest. The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board also noted that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com	81

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board also considered whether the Allocation Funds’ expense structures permitted economies of scale to be shared with Allocation Fund investors. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board noted that the Allocation Funds do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Allocation Funds’ net management fees and expenses.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds.

The Board acknowledged that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

82	MainStay Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	83

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30081 MS175-13	MSAA10-06/13 NL0A2

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.55 0.47%	–0.36 2.72%	4.46 5.09%	4.06 4.38%	0.94 0.94%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.58 0.44	–0.35 2.73	4.56 5.20	4.11 4.43	0.72 0.72
Class I Shares	No Sales Charge		0.63	3.14	5.61	4.80	0.47

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	0.90%	3.68%	5.72%	5.04%
Average Lipper Intermediate Investment Grade Debt Fund[6]	1.56	5.52	6.03	4.81

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,004.70	$4.57	$1,020.20	$4.61

Class A Shares	$1,000.00	$1,004.40	$4.08	$1,020.70	$4.11

Class I Shares	$1,000.00	$1,006.30	$2.14	$1,022.70	$2.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2013 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–3.375%, due 8/31/14–2/15/23

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.308%–8.00%, due 6/1/15–10/1/42

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.415%–8.00%, due 6/1/14–9/1/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–10/1/42

5.	United States Treasury Bonds, 2.75%–6.75%, due 8/15/26–11/15/42
6.	Federal Home Loan Mortgage Corporation, 0.53%–5.125%, due 1/15/15–1/13/22

7.	Federal National Mortgage Association, 1.00%–6.21%, due 9/16/14–8/6/38

8.	Bank of America Corp., 2.00%–5.70%, due 12/1/15–1/24/22

9.	Morgan Stanley Capital I, Inc., 5.646%–5.852%, due 10/15/42–3/12/44

10.	Goldman Sachs Group, Inc. (The), 3.625%–6.25%, due 9/1/17–1/22/23

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Indexed Bond Fund returned 0.47% for Investor Class shares and 0.44% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 0.63%. All share classes underperformed the 1.56% return of the average Lipper2 intermediate investment grade debt fund and the 0.90% return of the Barclays U.S. Aggregate Bond Index3 for the six months ended April 30, 2013. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund seeks to replicate the performance of the Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark. The Fund incurs operating expenses that the benchmark does not, which is the primary reason for the Fund’s underperformance of the benchmark.

During the reporting period, which credit-rating categories were strong positive performers and which credit rating categories were weak?

Generally speaking, lower-quality credit outperformed higherquality credit during the reporting period. Within the U.S. credit component of the Barclays U.S. Aggregate Bond Index, bonds rated BBB4 were the best-performers by rating category. These securities were followed by bonds rated A, whose spreads5 narrowed modestly. On average, credit rated AA modestly underperformed bonds rated BBB and A, as spreads widened slightly during the reporting period.

Which market sectors provided the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

All broad sectors in the Barclays U.S. Aggregate Bond Index generated positive total returns during the reporting period. Among the broad sectors in the Index, commercial mortgage-backed securities were the best performers, followed by corporate securities. Within the corporate sector, financial institutions significantly outperformed industrials and utilities. The worst-performing sector was mortgage-backed securities, followed by U.S. agency securities and asset-backed securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 99.1%† Asset-Backed Securities 0.2%
Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	$142,000	$144,266
RAMP Trust Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (b)	72,510	75,728
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	96,707	101,603

		321,597

Other ABS 0.1%
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF3 6.174%, due 3/25/47 (a)(b)	500,000	386,010

Total Asset-Backed Securities (Cost $805,790)		707,607

Corporate Bonds 24.4%
Aerospace & Defense 0.4%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	325,284
General Dynamics Corp. 3.60%, due 11/15/42	250,000	237,249
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	113,642
Lockheed Martin Corp.
4.25%, due 11/15/19	250,000	281,061
4.85%, due 9/15/41	100,000	108,064
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	117,959
United Technologies Corp.
3.10%, due 6/1/22	300,000	319,178
4.50%, due 4/15/20	200,000	233,940
4.50%, due 6/1/42	100,000	110,526
6.125%, due 2/1/19	125,000	155,704

		2,002,607

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	232,890
Bunge, Ltd. Finance Corp. 5.35%, due 4/15/14	100,000	104,252

		337,142

	Principal Amount	Value

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$47,712	$52,244
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	79,171

		131,415

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	64,808

Auto Manufacturers 0.1%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	237,580

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	55,753
6.00%, due 1/15/36	50,000	61,392

		117,145

Banks 5.0%
♦Bank of America Corp.
2.00%, due 1/11/18	1,500,000	1,504,803
5.25%, due 12/1/15	200,000	217,243
5.42%, due 3/15/17	900,000	997,730
5.70%, due 1/24/22	325,000	387,366
Bank of New York Mellon Corp. (The) 2.95%, due 6/18/15	250,000	262,652
Bank of Nova Scotia 1.95%, due 1/30/17 (c)	250,000	260,850
BB&T Corp. 3.375%, due 9/25/13	500,000	506,105
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	251,988
Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	100,000	104,144
Capital One Financial Corp.
1.00%, due 11/6/15	250,000	249,315
5.25%, due 2/21/17	100,000	112,897
Citigroup, Inc.
4.45%, due 1/10/17	100,000	110,584
4.50%, due 1/14/22	400,000	451,660
4.875%, due 5/7/15	350,000	372,948
5.875%, due 2/22/33	450,000	501,392
6.125%, due 11/21/17	500,000	594,590
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	300,000	340,938

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2013, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Deutsche Bank A.G. 6.00%, due 9/1/17	$325,000	$387,288
Export-Import Bank of Korea 5.875%, due 1/14/15	350,000	376,410
Fifth Third Bank 4.75%, due 2/1/15	250,000	266,344
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	150,000	155,602
5.95%, due 1/18/18	1,000,000	1,167,890
6.00%, due 6/15/20	900,000	1,084,309
6.25%, due 9/1/17	200,000	235,264
HSBC Holdings PLC 4.00%, due 3/30/22	175,000	193,853
JPMorgan Chase & Co. 4.40%, due 7/22/20	1,250,000	1,416,100
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	928,660
KeyBank N.A. 5.80%, due 7/1/14	375,000	397,114
Korea Development Bank 4.375%, due 8/10/15	300,000	320,831
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	1,001,470
Series G 4.875%, due 1/17/17	850,000	980,900
Landwirtschaftliche Rentenbank
3.125%, due 7/15/15	300,000	317,760
5.125%, due 2/1/17	475,000	553,565
Morgan Stanley
5.50%, due 7/24/20	1,100,000	1,283,215
6.25%, due 8/28/17	300,000	350,224
Northern Trust Corp. 3.45%, due 11/4/20	100,000	109,873
PNC Bank N.A. 5.25%, due 1/15/17	175,000	198,341
PNC Funding Corp.
3.625%, due 2/8/15	150,000	157,728
5.125%, due 2/8/20	100,000	118,528
Royal Bank of Scotland PLC (The)
4.375%, due 3/16/16	200,000	218,223
5.00%, due 11/12/13	100,000	101,600
5.05%, due 1/8/15	100,000	104,166
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	118,643
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	16,858
U.S. Bancorp 2.875%, due 11/20/14	300,000	311,247
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	107,965

	Principal Amount	Value

Banks (continued)
UBS A.G.
5.875%, due 7/15/16	$125,000	$140,360
5.875%, due 12/20/17	200,000	238,029
7.75%, due 9/1/26	100,000	131,293
Wachovia Bank N.A.
4.875%, due 2/1/15	575,000	615,181
5.60%, due 3/15/16	200,000	225,278
Wachovia Corp.
5.25%, due 8/1/14	100,000	105,574
5.50%, due 8/1/35	125,000	144,333
Wells Fargo & Co. 4.60%, due 4/1/21	250,000	289,118
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	188,982
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	317,978

		22,603,302

Beverages 0.4%
Anheuser-Busch Cos. LLC 6.45%, due 9/1/37	300,000	410,039
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	194,721
Beam, Inc. 5.375%, due 1/15/16	18,000	19,946
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	50,334
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	300,536
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	84,071
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	587,978

		1,647,625

Biotechnology 0.3%
Amgen, Inc.
3.45%, due 10/1/20	150,000	162,595
4.85%, due 11/18/14	725,000	771,852
5.85%, due 6/1/17	150,000	177,294
6.40%, due 2/1/39	100,000	130,031
Genentech, Inc. 4.75%, due 7/15/15	100,000	108,984

		1,350,756

Building Materials 0.1%
CRH America, Inc.
4.125%, due 1/15/16	100,000	106,349
6.00%, due 9/30/16	100,000	114,186
Lafarge S.A.
6.50%, due 7/15/16	50,000	56,029
7.125%, due 7/15/36	50,000	53,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials (continued)
Vulcan Materials Co. 6.30%, due 6/15/13	$150,000	$150,000

		480,127

Chemicals 0.2%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	381,243
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	111,126
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	55,941
Lubrizol Corp. 5.50%, due 10/1/14	100,000	107,079
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	174,279
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	141,077

		970,745

Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	9,000	9,630
Western Union Co. (The) 5.93%, due 10/1/16	130,000	145,357

		154,987

Computers 0.4%
Hewlett-Packard Co.
1.55%, due 5/30/14	750,000	754,229
2.20%, due 12/1/15	150,000	153,253
4.375%, due 9/15/21	150,000	152,944
HP Enterprise Services LLC Series B 6.00%, due 8/1/13	100,000	101,291
International Business Machines Corp.
5.70%, due 9/14/17	250,000	299,360
5.875%, due 11/29/32	100,000	132,902
6.50%, due 1/15/28	100,000	136,395
7.50%, due 6/15/13	100,000	100,837

		1,831,211

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	105,794
Procter & Gamble Co. (The)
4.70%, due 2/15/19	125,000	147,776
5.55%, due 3/5/37	100,000	131,367

		384,937

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.65%, due 10/17/21	150,000	171,430
5.875%, due 1/14/38	625,000	757,385

	Principal Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. (continued)
Series A 6.75%, due 3/15/32	$650,000	$850,139

		1,778,954

Electric 1.9%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	104,602
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	119,422
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	143,612
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	181,436
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	377,860
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	136,035
DTE Electric Co. 6.40%, due 10/1/13	275,000	281,548
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	242,784
Duke Energy Florida Inc. 6.35%, due 9/15/37	200,000	272,647
Duke Energy Indiana, Inc. 5.00%, due 9/15/13	100,000	101,680
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	275,715
FirstEnergy Corp.
4.25%, due 3/15/23	75,000	77,470
Series C 7.375%, due 11/15/31	200,000	239,261
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	305,253
5.55%, due 11/1/17	100,000	119,714
Georgia Power Co. 4.75%, due 9/1/40	250,000	277,338
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	44,549
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	102,456
Nevada Power Co. 6.50%, due 8/1/18	150,000	186,845
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	310,586
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	197,989

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	$100,000	$133,728
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	187,930
5.625%, due 11/30/17	500,000	598,992
PacifiCorp 6.25%, due 10/15/37	350,000	477,367
Peco Energy Co. 5.95%, due 10/1/36	150,000	198,808
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	207,296
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	213,346
PPL Energy Supply LLC 5.40%, due 8/15/14	100,000	105,448
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	140,296
PSEG Power LLC
5.125%, due 4/15/20	80,000	92,355
8.625%, due 4/15/31	50,000	75,196
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	122,402
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	136,614
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	220,630
Scottish Power, Ltd. 5.375%, due 3/15/15	100,000	106,510
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	131,371
Southern California Edison Co. 4.50%, due 9/1/40	175,000	197,570
Union Electric Co.
4.65%, due 10/1/13	100,000	101,347
5.40%, due 2/1/16	100,000	112,205
Virginia Electric and Power Co.
6.00%, due 1/15/36	100,000	133,586
6.00%, due 5/15/37	175,000	236,258
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	250,353
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	206,221

		8,484,631

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	300,000	346,418

	Principal Amount	Value

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	$100,000	$130,533
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	100,000	138,846
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	250,000	263,443

		532,822

Environmental Controls 0.2%
Republic Services, Inc. 5.00%, due 3/1/20	350,000	406,385
Waste Management, Inc.
2.60%, due 9/1/16	100,000	104,861
5.00%, due 3/15/14	50,000	51,912
7.125%, due 12/15/17	100,000	122,451
7.75%, due 5/15/32	75,000	107,628

		793,237

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	950,000	1,022,975
4.25%, due 9/20/22	300,000	317,234
Toyota Motor Credit Corp.
2.80%, due 1/11/16	100,000	105,644
3.40%, due 9/15/21	200,000	218,166

		1,664,019

Finance—Consumer Loans 0.4%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,210,053
SLM Corp. 5.625%, due 8/1/33	250,000	237,500
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	350,000	365,312

		1,812,865

Finance—Credit Card 0.2%
American Express Co.
5.50%, due 9/12/16	75,000	85,562
6.15%, due 8/28/17	625,000	749,637

		835,199

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	400,000	498,116
BNP Paribas Home Loan Covered Bonds S.A.
2.20%, due 11/2/15 (c)	250,000	258,825
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	936,758
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	111,464

		1,805,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
5.45%, due 2/1/18	$150,000	$178,793
8.00%, due 3/1/32	75,000	113,082

		291,875

Food 0.6%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	132,272
General Mills, Inc. 5.70%, due 2/15/17	300,000	350,048
Hershey Co. (The) 5.45%, due 9/1/16	100,000	115,175
Ingredion, Inc. 4.625%, due 11/1/20	50,000	56,292
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	104,621
Kraft Foods Group, Inc.
3.50%, due 6/6/22	200,000	213,235
5.375%, due 2/10/20	130,000	156,231
6.125%, due 8/23/18	332,000	404,751
Kroger Co. (The) 6.40%, due 8/15/17	225,000	268,727
Mondelez International, Inc.
5.375%, due 2/10/20	120,000	143,545
6.125%, due 2/1/18	118,000	141,593
6.50%, due 8/11/17	225,000	271,608
Safeway, Inc.
5.00%, due 8/15/19	100,000	112,113
6.35%, due 8/15/17	100,000	117,059
Sysco Corp. 5.375%, due 9/21/35	100,000	122,190
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	136,303

		2,845,763

Forest Products & Paper 0.1%
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	53,064
International Paper Co.
4.75%, due 2/15/22	100,000	113,855
5.25%, due 4/1/16	150,000	165,971
5.30%, due 4/1/15	250,000	270,391

		603,281

Health Care—Products 0.3%
Baxter International, Inc.
4.625%, due 3/15/15	150,000	160,867
5.90%, due 9/1/16	100,000	116,218
Becton Dickinson and Co. 3.125%, due 11/8/21	100,000	105,829
CareFusion Corp. 5.125%, due 8/1/14	100,000	105,265

	Principal Amount	Value

Health Care—Products (continued)
Covidien International Finance S.A. 6.00%, due 10/15/17	$150,000	$180,184
Medtronic, Inc.
2.75%, due 4/1/23	250,000	254,150
4.45%, due 3/15/20	200,000	232,054
Series B 4.75%, due 9/15/15	50,000	54,731
St. Jude Medical, Inc. 3.75%, due 7/15/14	150,000	155,989

		1,365,287

Health Care—Services 0.3%
Aetna, Inc. 4.125%, due 6/1/21	175,000	194,936
CIGNA Corp. 5.125%, due 6/15/20	150,000	175,255
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	110,706
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	109,805
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	205,390
6.00%, due 6/15/17	330,000	393,022
WellPoint, Inc. 5.95%, due 12/15/34	250,000	303,997

		1,493,111

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	53,731
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	52,957

		106,688

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	129,723

Insurance 1.2%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	100,000	104,671
5.70%, due 2/15/17	60,000	70,058
5.875%, due 6/15/14	105,000	111,080
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	120,829
Allstate Corp. (The) 5.00%, due 8/15/14	525,000	554,685
American International Group, Inc.
5.85%, due 1/16/18	300,000	351,907
6.25%, due 5/1/36	200,000	256,530
Assurant, Inc. 5.625%, due 2/15/14	100,000	103,670

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
AXA S.A. 8.60%, due 12/15/30	$105,000	$135,351
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	500,000	517,806
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	121,733
Genworth Holdings, Inc.
Class A 4.95%, due 10/1/15	75,000	80,437
5.75%, due 6/15/14	31,000	32,666
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	179,278
Lincoln National Corp.
4.75%, due 2/15/14	150,000	154,806
4.85%, due 6/24/21	25,000	28,678
Marsh & McLennan Cos., Inc. 5.375%, due 7/15/14	100,000	105,215
MetLife, Inc.
4.75%, due 2/8/21	400,000	466,981
5.70%, due 6/15/35	100,000	120,620
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (c)	220,000	231,147
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,871
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	129,160
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	65,721
Protective Life Corp. 4.875%, due 11/1/14	100,000	104,045
Prudential Financial, Inc.
Series B 5.10%, due 9/20/14	500,000	530,162
5.70%, due 12/14/36	200,000	237,214
Travelers Cos., Inc. (The)
3.90%, due 11/1/20	200,000	227,444
6.75%, due 6/20/36	75,000	106,618

		5,275,383

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	51,706

Iron & Steel 0.3%
ArcelorMittal
4.25%, due 2/25/15	100,000	103,508
5.375%, due 6/1/13	200,000	200,560
6.125%, due 6/1/18	300,000	328,618
Nucor Corp. 4.125%, due 9/15/22	50,000	55,576

	Principal Amount	Value

Iron & Steel (continued)
Vale Overseas, Ltd.
4.375%, due 1/11/22	$100,000	$105,238
6.25%, due 1/23/17	600,000	692,690

		1,486,190

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	342,000	332,032

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	116,494
7.125%, due 3/3/31	125,000	181,313

		297,807

Media 1.3%
CBS Corp.
3.375%, due 3/1/22	275,000	286,876
4.85%, due 7/1/42	100,000	103,595
Comcast Corp.
5.65%, due 6/15/35	325,000	396,057
6.45%, due 3/15/37	250,000	334,156
COX Communications, Inc. 5.45%, due 12/15/14	32,000	34,498
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, due 3/15/22	200,000	210,062
5.20%, due 3/15/20	250,000	291,225
Discovery Communications LLC
3.70%, due 6/1/15	200,000	211,582
6.35%, due 6/1/40	105,000	133,822
Historic TW, Inc. 6.625%, due 5/15/29	250,000	319,126
NBC Universal Media LLC 5.15%, due 4/30/20	600,000	726,886
News America, Inc.
4.50%, due 2/15/21	100,000	115,017
5.30%, due 12/15/14	300,000	322,442
6.40%, due 12/15/35	175,000	222,396
7.25%, due 5/18/18	100,000	127,105
Thomson Reuters Corp.
5.70%, due 10/1/14	50,000	53,503
5.85%, due 4/15/40	105,000	127,528
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	288,644
6.55%, due 5/1/37	275,000	331,910
6.75%, due 7/1/18	250,000	310,472
Time Warner, Inc. 7.625%, due 4/15/31	375,000	529,727
Viacom, Inc. 4.375%, due 3/15/43 (c)	354,000	337,144

		5,813,773

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	$125,000	$127,141

Mining 0.4%
Alcoa, Inc.
5.72%, due 2/23/19	287,000	309,586
5.95%, due 2/1/37	100,000	100,471
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	157,152
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	53,066
Freeport-McMoRan Copper & Gold, Inc. 3.875%, due 3/15/23 (c)	150,000	151,198
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	100,031
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	169,600
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	61,475
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	417,875
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	150,000	160,286
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	249,483

		1,930,223

Miscellaneous—Manufacturing 0.1%
Cooper U.S., Inc. 2.375%, due 1/15/16	125,000	129,370
Danaher Corp.
3.90%, due 6/23/21	50,000	56,415
5.625%, due 1/15/18	100,000	119,010
Dover Corp. 5.45%, due 3/15/18	100,000	118,274
Ingersoll-Rand PLC 4.75%, due 5/15/15	150,000	159,381

		582,450

Multi-National 0.8%
European Investment Bank
2.25%, due 3/15/16	1,100,000	1,156,320
2.75%, due 3/23/15	500,000	522,650
2.875%, due 9/15/20	725,000	787,713
International Bank for Reconstruction & Development
(zero coupon), due 3/11/31	504,000	267,516
2.125%, due 3/15/16	750,000	787,074

		3,521,273

Office & Business Equipment 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	100,000	111,485

	Principal Amount	Value

Office & Business Equipment (continued)
Xerox Corp.
6.35%, due 5/15/18	$100,000	$118,216
6.40%, due 3/15/16	160,000	180,239

		409,940

Oil & Gas 1.7%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	546,195
6.45%, due 9/15/36	150,000	191,704
Apache Corp.
3.625%, due 2/1/21	250,000	272,906
4.75%, due 4/15/43	100,000	105,540
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	107,299
BP Capital Markets PLC
4.50%, due 10/1/20	250,000	289,767
5.25%, due 11/7/13	250,000	256,286
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	138,970
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	134,036
Chevron Corp. 4.95%, due 3/3/19	125,000	149,477
ConocoPhillips 5.90%, due 10/15/32	350,000	449,725
Devon Energy Corp.
4.00%, due 7/15/21	200,000	217,073
7.95%, due 4/15/32	50,000	71,095
Encana Corp. 6.50%, due 2/1/38	125,000	153,443
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	228,217
Hess Corp. 7.30%, due 8/15/31	100,000	129,442
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	128,999
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	53,465
5.125%, due 3/1/21	100,000	118,125
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	186,478
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	628,889
Petrobras International Finance Co.
5.875%, due 3/1/18	475,000	540,324
7.75%, due 9/15/14	450,000	487,800
Phillips 66 5.875%, due 5/1/42	200,000	246,470
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	357,631
Total Capital International S.A. 1.55%, due 6/28/17	250,000	254,983

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Total Capital S.A. 2.30%, due 3/15/16	$200,000	$208,903
Transocean, Inc.
6.00%, due 3/15/18	175,000	202,306
7.375%, due 4/15/18	100,000	119,334
Valero Energy Corp.
4.50%, due 2/1/15	175,000	186,000
6.625%, due 6/15/37	100,000	125,868
7.50%, due 4/15/32	100,000	132,570
XTO Energy, Inc. 4.90%, due 2/1/14	75,000	77,500

		7,496,820

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	242,052
Halliburton Co. 6.15%, due 9/15/19	250,000	316,028
Weatherford International, Inc. 6.35%, due 6/15/17	225,000	258,889

		816,969

Pharmaceuticals 1.0%
AbbVie, Inc. 4.40%, due 11/6/42 (c)	200,000	211,206
Allergan, Inc. 5.75%, due 4/1/16	50,000	57,017
AstraZeneca PLC 6.45%, due 9/15/37	100,000	134,257
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	97,373
7.15%, due 6/15/23	50,000	69,071
Cardinal Health, Inc.
4.00%, due 6/15/15	200,000	212,703
5.50%, due 6/15/13	50,000	50,289
Eli Lilly & Co.
4.50%, due 3/15/18	100,000	115,104
7.125%, due 6/1/25	175,000	248,667
Express Scripts Holding Co. 2.75%, due 11/21/14	300,000	308,706
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	171,629
Johnson & Johnson 6.95%, due 9/1/29	100,000	142,595
McKesson Corp. 5.70%, due 3/1/17	50,000	58,335
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	259,017
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	208,399

	Principal Amount	Value

Pharmaceuticals (continued)
Merck Sharp & Dohme Corp.
4.75%, due 3/1/15	$100,000	$107,797
5.00%, due 6/30/19	250,000	300,826
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	450,000	539,053
Pfizer, Inc. 6.20%, due 3/15/19	300,000	377,781
Teva Pharmaceutical Finance II B.V. / Teva Pharmaceutical Finance III LLC 3.65%, due 11/10/21	100,000	108,176
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	188,484
Wyeth LLC
6.00%, due 2/15/36	200,000	262,937
6.45%, due 2/1/24	100,000	135,268

		4,364,690

Pipelines 0.6%
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	200,000	228,664
5.95%, due 2/1/15	130,000	140,576
6.70%, due 7/1/18	100,000	121,958
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	200,000	261,171
Kinder Morgan Energy Partners, L.P.
5.00%, due 12/15/13	150,000	154,159
5.80%, due 3/15/35	300,000	352,413
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	230,969
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	86,129
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	60,511
6.75%, due 2/15/32	125,000	154,545
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	367,761
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	159,134
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	315,403

		2,633,393

Real Estate 0.1%
American Campus Communities Operating Partnership, L.P. 3.75%, due 4/15/23	250,000	262,559
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	108,450

		371,009

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	$50,000	$55,400
Camden Property Trust 5.00%, due 6/15/15	100,000	108,025
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	55,726
5.375%, due 8/1/16	50,000	56,780
Hospitality Properties Trust 5.125%, due 2/15/15	50,000	52,189
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	56,350
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	106,596
ProLogis, L.P. 6.625%, due 5/15/18	50,000	60,734
Simon Property Group, L.P.
3.375%, due 3/15/22	400,000	426,501
5.25%, due 12/1/16	225,000	256,185
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	136,569

		1,371,055

Retail 0.7%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	117,742
CVS Caremark Corp.
4.75%, due 5/18/20	250,000	292,707
4.875%, due 9/15/14	50,000	52,982
6.25%, due 6/1/27	175,000	227,558
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	323,821
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	136,159
6.875%, due 2/15/28	150,000	200,675
McDonald’s Corp. 5.80%, due 10/15/17	300,000	361,822
Target Corp.
2.90%, due 1/15/22	100,000	104,745
6.50%, due 10/15/37	150,000	206,634
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	471,374
5.375%, due 4/5/17	200,000	234,853
6.50%, due 8/15/37	175,000	244,881
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	155,643

		3,131,596

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	101,928

	Principal Amount	Value

Software (continued)
Microsoft Corp. 3.00%, due 10/1/20	$300,000	$324,328
Oracle Corp.
5.00%, due 7/8/19	400,000	476,916
5.25%, due 1/15/16	200,000	224,651

		1,127,823

Sovereign 0.1%
Svensk Exportkredit AB
3.25%, due 9/16/14	300,000	312,081
5.125%, due 3/1/17	200,000	231,960

		544,041

Telecommunications 1.8%
America Movil S.A.B. de C.V.
3.125%, due 7/16/22	200,000	203,525
5.75%, due 1/15/15	675,000	730,205
AT&T, Inc.
1.60%, due 2/15/17	350,000	355,969
4.35%, due 6/15/45 (c)	666,000	649,973
5.55%, due 8/15/41	100,000	115,427
6.30%, due 1/15/38	300,000	376,757
BellSouth Corp.
6.00%, due 11/15/34	6,000	6,792
6.875%, due 10/15/31	14,000	17,135
British Telecommunications PLC 9.625%, due 12/15/30	100,000	161,004
Cisco Systems, Inc.
4.45%, due 1/15/20	250,000	291,204
5.50%, due 2/22/16	450,000	511,216
Deutsche Telekom International Finance B.V.
5.25%, due 7/22/13	100,000	101,022
5.75%, due 3/23/16	325,000	366,286
6.00%, due 7/8/19	250,000	303,353
Embarq Corp. 7.995%, due 6/1/36	200,000	220,105
France Telecom S.A. 8.50%, due 3/1/31	250,000	376,582
Harris Corp. 5.00%, due 10/1/15	50,000	55,117
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	133,453
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	159,397
Qwest Corp. 6.75%, due 12/1/21	100,000	117,691
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	283,500
Telecom Italia Capital S.A.
4.95%, due 9/30/14	150,000	156,516
6.00%, due 9/30/34	100,000	96,927
6.375%, due 11/15/33	175,000	176,455

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	$100,000	$116,414
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	250,568
Verizon Communications, Inc.
1.25%, due 11/3/14	500,000	505,214
2.45%, due 11/1/22	100,000	96,896
5.85%, due 9/15/35	300,000	354,266
6.40%, due 2/15/38	175,000	220,308
7.75%, due 12/1/30	100,000	139,153
Vodafone Group PLC
6.15%, due 2/27/37	125,000	153,850
7.875%, due 2/15/30	100,000	143,144

		7,945,424

Transportation 0.5%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	300,000	370,632
6.15%, due 5/1/37	175,000	226,216
6.20%, due 8/15/36	50,000	63,867
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	159,201
CSX Corp. 5.60%, due 5/1/17	100,000	116,566
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	151,869
FedEx Corp. 8.00%, due 1/15/19	50,000	65,742
Norfolk Southern Corp.
2.903%, due 2/15/23 (c)	106,000	107,753
4.837%, due 10/1/41	128,000	143,463
Union Pacific Corp. 4.163%, due 7/15/22	309,000	352,507
United Parcel Service, Inc.
5.50%, due 1/15/18	100,000	119,703
6.20%, due 1/15/38	300,000	414,560

		2,292,079

Water 0.1%
American Water Capital Corp.
4.30%, due 12/1/42	200,000	212,681
6.085%, due 10/15/17	100,000	119,436

		332,117

Total Corporate Bonds (Cost $98,228,374)		109,458,357

Foreign Government Bonds 2.1%
Foreign Governments 2.1%
Export Development Canada 3.125%, due 4/24/14	250,000	257,000

	Principal Amount	Value

Foreign Governments (continued)
Federal Republic of Brazil
4.875%, due 1/22/21	$750,000	$893,250
6.00%, due 1/17/17	1,350,000	1,578,150
Poland Government International Bond
3.00%, due 3/17/23	150,000	149,735
5.125%, due 4/21/21	200,000	235,006
Province of Manitoba Canada 1.30%, due 4/3/17	100,000	102,190
Province of Nova Scotia 2.375%, due 7/21/15	100,000	104,179
Province of Ontario
2.95%, due 2/5/15	250,000	261,228
4.00%, due 10/7/19	225,000	258,442
4.10%, due 6/16/14	350,000	364,930
4.95%, due 11/28/16	350,000	402,220
Province of Quebec
5.125%, due 11/14/16	385,000	444,290
Series NJ 7.50%, due 7/15/23	302,000	430,229
Republic of Italy 6.875%, due 9/27/23	750,000	901,305
Republic of Korea 5.75%, due 4/16/14	600,000	625,132
Republic of Peru 7.35%, due 7/21/25	275,000	399,437
Republic of Poland 5.25%, due 1/15/14	100,000	103,140
United Mexican States
5.125%, due 1/15/20	1,300,000	1,553,500
5.625%, due 1/15/17	400,000	461,200

Total Foreign Government Bonds (Cost $8,722,665)		9,524,563

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Banc of America Commercial Mortgage, Inc.
Series 2005-4, Class A3 4.891%, due 7/10/45	964,174	964,777
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW15, Class AAB 5.315%, due 2/11/44	1,065,361	1,076,294
CD 2007-CD4 Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	1,000,000	1,138,727
Commercial Mortgage Trust Series 2006-GG7, Class A4 6.061%, due 7/10/38 (d)	1,000,000	1,132,583

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.622%, due 4/10/38 (e)	$1,200,000	$1,333,048
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7, Class A4 4.879%, due 1/12/38 (e)	427,822	434,494
Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,422,460
♦Morgan Stanley Capital I, Inc.
Series 2006-HQ8, Class AM 5.646%, due 3/12/44 (d)	1,200,000	1,336,124
Series 2006-IQ11, Class A4 5.852%, due 10/15/42 (d)	1,400,000	1,553,451

Total Mortgage-Backed Securities (Cost $7,974,803)		10,391,958

Municipal Bonds 0.9%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,196,160

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	626,635

Kansas 0.3%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,172,380

Texas 0.2%
Texas Transportation Commission 5.178%, due 4/1/30	900,000	1,133,874

Total Municipal Bonds (Cost $3,625,792)		4,129,049

U.S. Government & Federal Agencies 68.5%
Federal Home Loan Bank 0.5%
3.625%, due 10/18/13	2,000,000	2,032,288

♦Federal Home Loan Mortgage Corporation 2.7%
0.53%, due 11/20/15	900,000	900,184
0.875%, due 3/7/18	1,000,000	1,003,828
2.375%, due 1/13/22	1,500,000	1,577,194

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
3.75%, due 3/27/19	$1,100,000	$1,270,492
4.50%, due 1/15/15	2,000,000	2,144,938
4.75%, due 1/19/16	2,000,000	2,237,848
5.125%, due 10/18/16	2,430,000	2,818,817

		11,953,301

♦ Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.4%
2.415%, due 12/1/41 (e)	958,152	992,627
2.50%, due 4/1/27 TBA (f)	1,400,000	1,460,297
3.00%, due 5/1/26 TBA (f)	2,600,000	2,743,406
3.00%, due 9/1/42 TBA (f)	3,300,000	3,428,391
3.50%, due 4/1/26	645,663	683,187
3.50%, due 5/1/26	251,237	265,838
3.50%, due 4/1/32	819,774	881,297
3.50%, due 4/1/41	275,627	293,298
3.50%, due 1/1/42 TBA (f)	2,100,000	2,226,656
3.50%, due 3/1/42	437,026	465,044
3.50%, due 4/1/42	643,978	685,264
4.00%, due 7/1/23	643,683	683,229
4.00%, due 6/1/24	294,450	312,541
4.00%, due 4/1/26	281,459	299,278
4.00%, due 2/1/31	365,182	393,670
4.00%, due 7/1/39	865,324	924,308
4.00%, due 12/1/40	1,817,600	1,941,495
4.00%, due 2/1/41	367,944	393,025
4.00%, due 5/1/42	784,224	841,601
4.50%, due 4/1/20	493,598	526,304
4.50%, due 10/1/24	186,142	198,651
4.50%, due 5/1/25	317,251	338,768
4.50%, due 7/1/30	287,440	309,349
4.50%, due 6/1/34	127,099	136,429
4.50%, due 6/1/35	168,752	181,034
4.50%, due 8/1/35	220,912	236,991
4.50%, due 7/1/39	19,647	21,040
4.50%, due 8/1/39	390,787	418,497
4.50%, due 1/1/40	881,196	943,680
4.50%, due 8/1/40	2,064,797	2,212,498
4.50%, due 2/1/41	15,694	16,848
5.00%, due 1/1/25	497,549	528,729
5.00%, due 8/1/30	292,655	324,535
5.00%, due 8/1/35	1,686,322	1,816,649
5.00%, due 6/1/37	1,420,670	1,525,139
5.00%, due 3/1/40	367,305	397,758
5.00%, due 2/1/41	572,880	621,094
5.171%, due 4/1/39 (e)	341,695	367,599
5.50%, due 2/1/18	96,181	102,168
5.50%, due 3/1/23	52,194	56,144
5.50%, due 6/1/23	127,281	136,915
5.50%, due 11/1/27	177,881	192,685
5.50%, due 9/1/35	229,140	248,854
5.50%, due 4/1/37	1,399,861	1,511,549
5.50%, due 11/1/37	163,547	176,596

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/38	$237,395	$257,820
5.50%, due 8/1/38	240,814	260,027
6.00%, due 8/1/17	85,708	89,760
6.00%, due 6/1/21	42,680	46,888
6.00%, due 9/1/21	79,402	87,230
6.00%, due 11/1/22	63,251	69,814
6.00%, due 4/1/36	251,565	274,513
6.00%, due 8/1/36	108,104	117,965
6.00%, due 2/1/37	385,517	420,684
6.00%, due 12/1/39	362,258	394,851
6.00%, due 5/1/40	887,796	977,382
6.098%, due 10/1/36 (e)	163,192	178,156
6.50%, due 6/1/14	1,012	1,023
6.50%, due 4/1/17	3,074	3,275
6.50%, due 5/1/17	16,068	17,066
6.50%, due 11/1/25	13,382	14,857
6.50%, due 5/1/26	2,337	2,417
6.50%, due 3/1/27	6,663	7,523
6.50%, due 5/1/31	9,193	10,673
6.50%, due 8/1/31	4,777	5,546
6.50%, due 1/1/32	39,657	45,132
6.50%, due 3/1/32	37,437	43,250
6.50%, due 4/1/32	18,696	21,599
6.50%, due 7/1/32	27,747	32,055
6.50%, due 1/1/34	38,353	40,891
6.50%, due 1/1/37	160,012	182,186
6.50%, due 9/1/37	223,456	254,593
7.00%, due 4/1/26	4,481	5,315
7.00%, due 7/1/26	447	530
7.00%, due 12/1/27	6,205	7,396
7.00%, due 1/1/30	3,877	4,603
7.00%, due 3/1/31	30,863	36,406
7.00%, due 10/1/31	9,492	11,198
7.00%, due 3/1/32	38,613	45,549
7.00%, due 9/1/33	198,206	231,186
7.00%, due 11/1/36	60,890	70,272
7.00%, due 12/1/37	138,559	160,023
7.50%, due 1/1/16	1,527	1,601
7.50%, due 1/1/26	1,184	1,416
7.50%, due 2/1/32	27,171	33,432
8.00%, due 7/1/26	1,889	2,043

		37,929,101

♦ Federal National Mortgage Association 1.7%
1.00%, due 12/28/17	650,000	650,846
2.625%, due 11/20/14	500,000	518,892
3.00%, due 9/16/14	3,000,000	3,117,582
5.375%, due 6/12/17	2,100,000	2,506,906
6.21%, due 8/6/38	475,000	711,616

		7,505,842

	Principal Amount	Value

♦ Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.7%
2.308%, due 12/1/41 (e)	$1,713,003	$1,789,659
2.50%, due 8/1/27 TBA (f)	3,100,000	3,241,438
3.00%, due 11/1/26 TBA (f)	1,500,000	1,584,141
3.00%, due 10/1/42 TBA (f)	5,800,000	6,050,125
3.467%, due 8/1/40 (e)	414,873	440,974
3.50%, due 11/1/25	1,914,086	2,034,429
3.50%, due 5/1/31	548,603	585,419
3.50%, due 12/1/40	708,470	755,572
3.50%, due 1/1/41	395,107	421,376
3.50%, due 2/1/41	395,797	422,112
3.50%, due 12/1/41	1,013,485	1,080,833
3.50%, due 1/1/42 TBA (f)	3,400,000	3,614,094
3.50%, due 3/1/42	759,564	810,064
4.00%, due 3/1/22	211,563	228,294
4.00%, due 2/1/25	741,058	792,253
4.00%, due 3/1/25	916,872	982,504
4.00%, due 6/1/30	140,369	151,345
4.00%, due 1/1/31	297,619	320,891
4.00%, due 6/1/39	970,099	1,038,679
4.00%, due 12/1/39	865,679	926,634
4.00%, due 7/1/40	561,163	600,708
4.00%, due 9/1/40	2,898,942	3,103,878
4.00%, due 3/1/41	1,086,409	1,167,700
4.00%, due 1/1/42	963,476	1,032,039
4.50%, due 5/1/19	11,623	12,492
4.50%, due 11/1/22	12,644	13,597
4.50%, due 2/1/23	60,096	64,494
4.50%, due 3/1/23	44,833	48,114
4.50%, due 6/1/23	450,157	483,102
4.50%, due 4/1/24	251,604	273,084
4.50%, due 3/1/30	362,377	392,257
4.50%, due 6/1/39 TBA (f)	5,100,000	5,494,453
4.50%, due 3/1/40	2,047,157	2,263,527
4.50%, due 4/1/41	443,729	473,850
4.50%, due 7/1/41	1,730,043	1,869,106
5.00%, due 3/1/21	12,259	13,169
5.00%, due 6/1/22	120,357	129,291
5.00%, due 4/1/23	114,956	123,435
5.00%, due 7/1/23	102,411	109,965
5.00%, due 8/1/23	183,513	197,536
5.00%, due 1/1/24	145,240	155,953
5.00%, due 11/1/29	267,322	289,619
5.00%, due 7/1/30	197,222	213,549
5.00%, due 7/1/35	427,253	465,016
5.00%, due 11/1/35	287,634	312,614
5.00%, due 2/1/36	673,621	732,121
5.00%, due 7/1/36	378,085	411,510
5.00%, due 7/1/37	1,183,678	1,289,804
5.00%, due 8/1/38	553,120	601,153
5.00%, due 1/1/39	312,212	347,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/39	$547,309	$592,617
5.00%, due 9/1/40	192,395	211,208
5.50%, due 8/1/17	12,274	13,127
5.50%, due 7/1/22	214,571	233,786
5.50%, due 11/1/23	44,601	48,595
5.50%, due 4/1/30	266,033	292,596
5.50%, due 9/1/33	232,049	255,059
5.50%, due 12/1/34	479,383	527,368
5.50%, due 5/1/35	176,619	193,194
5.50%, due 6/1/35	74,641	81,646
5.50%, due 8/1/35	69,150	75,639
5.50%, due 4/1/36	166,529	182,157
5.50%, due 11/1/36	134,183	146,105
5.50%, due 3/1/37	691,506	752,081
5.50%, due 4/1/37	95,107	103,438
5.50%, due 8/1/37	965,312	1,059,524
5.50%, due 3/1/38	1,121,617	1,219,868
5.50%, due 12/1/38	290,829	318,122
5.50%, due 2/1/39	158,761	173,660
5.50%, due 7/1/40	272,326	301,542
6.00%, due 6/1/16	9,895	10,475
6.00%, due 7/1/16	6,562	6,946
6.00%, due 9/1/16	4,227	4,475
6.00%, due 9/1/17	5,040	5,404
6.00%, due 7/1/36	266,100	291,538
6.00%, due 12/1/36	85,163	93,304
6.00%, due 4/1/37	231,252	253,359
6.00%, due 7/1/37	546,659	598,234
6.00%, due 8/1/37	141,924	155,314
6.00%, due 12/1/37	314,131	343,768
6.00%, due 2/1/38	478,117	523,225
6.00%, due 1/1/39	953,775	1,044,134
6.50%, due 6/1/15	1,772	1,800
6.50%, due 7/1/32	4,850	5,744
6.50%, due 8/1/32	86,449	101,458
6.50%, due 8/1/35	110,899	131,708
6.50%, due 9/1/35	2,383	2,830
6.50%, due 7/1/36	229,505	257,454
6.50%, due 8/1/36	58,409	65,092
6.50%, due 9/1/36	130,509	145,426
6.50%, due 10/1/36	83,683	95,897
6.50%, due 11/1/36	73,998	83,515
6.50%, due 8/1/37	5,492	6,274
6.50%, due 10/1/37	4,062	4,528
6.50%, due 11/1/37	57,769	64,903
6.50%, due 12/1/37	75,850	85,159
6.50%, due 2/1/38	206,769	239,124
7.00%, due 9/1/37	56,299	67,089
7.00%, due 10/1/37	4,297	4,862

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.00%, due 11/1/37	$171,231	$204,048
7.50%, due 7/1/30	9,546	10,558
7.50%, due 7/1/31	35,969	41,890
7.50%, due 8/1/31	458	478
8.00%, due 1/1/25	166	171
8.00%, due 6/1/25	169	204
8.00%, due 9/1/25	862	1,008
8.00%, due 9/1/26	4,572	5,554
8.00%, due 10/1/26	762	812
8.00%, due 11/1/26	912	1,060
8.00%, due 4/1/27	1,608	1,919
8.00%, due 6/1/27	17,385	19,177
8.00%, due 12/1/27	4,087	4,132
8.00%, due 1/1/28	28,348	33,026

		61,753,610

♦ Government National Mortgage Association (Mortgage Pass-Through Securities) 7.4%
3.00%, due 9/1/42 TBA (f)	900,000	956,172
3.00%, due 10/1/42 TBA (f)	2,600,000	2,762,906
3.50%, due 11/1/41 TBA (f)	1,700,000	1,851,672
3.50%, due 4/1/42 TBA (f)	3,700,000	4,011,032
3.50%, due 4/15/42	408,088	445,228
4.00%, due 9/15/25	374,742	404,557
4.00%, due 8/1/40 TBA (f)	400,000	437,875
4.00%, due 12/15/41	1,405,149	1,540,434
4.00%, due 1/20/42	3,247,214	3,534,436
4.50%, due 11/15/24	315,684	342,832
4.50%, due 4/15/39	1,330,262	1,451,819
4.50%, due 5/20/39	2,154,609	2,365,678
4.50%, due 10/20/39	309,939	339,678
4.50%, due 6/20/40	333,572	369,335
4.50%, due 7/15/40	289,514	317,055
4.50%, due 9/15/40	1,048,526	1,161,705
4.50%, due 10/20/40	320,650	355,027
4.50%, due 7/20/41	529,807	584,288
4.50%, due 9/20/41	346,940	384,136
5.00%, due 4/20/33	103,626	114,252
5.00%, due 8/15/33	46,484	51,414
5.00%, due 2/15/36	351,664	385,447
5.00%, due 6/20/36	9,202	10,131
5.00%, due 5/15/39	362,053	396,381
5.00%, due 8/15/39	630,422	702,016
5.00%, due 9/15/39	625,056	685,884
5.00%, due 5/15/40	133,394	147,084
5.00%, due 9/20/40	2,397,547	2,649,554
5.50%, due 3/15/33	652,790	718,438
5.50%, due 7/15/34	219,613	240,742
5.50%, due 7/20/34	100,896	111,689
5.50%, due 9/15/35	225,741	247,921

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/20/35	$214,291	$236,265
5.50%, due 1/20/39	449,873	493,755
6.00%, due 3/20/29	28,282	32,190
6.00%, due 1/15/32	61,382	70,101
6.00%, due 12/15/32	18,531	21,164
6.00%, due 3/20/33	144,285	170,680
6.00%, due 2/15/34	148,569	168,697
6.00%, due 1/20/35	75,757	89,873
6.00%, due 6/15/35	48,555	55,109
6.00%, due 9/15/35	170,540	194,231
6.00%, due 9/20/40	552,915	628,797
6.50%, due 3/20/31	17,964	21,734
6.50%, due 1/15/32	25,517	30,187
6.50%, due 6/15/35	1,626	1,862
6.50%, due 1/15/36	149,965	162,671
6.50%, due 9/15/36	60,644	70,539
6.50%, due 9/15/37	89,311	104,296
6.50%, due 10/15/37	83,011	96,005
6.50%, due 11/15/38	328,495	378,866
7.00%, due 2/15/26	564	670
7.00%, due 6/15/29	547	562
7.00%, due 12/15/29	3,487	4,285
7.00%, due 5/15/31	2,317	2,763
7.00%, due 8/15/31	5,681	6,777
7.00%, due 8/20/31	26,780	33,324
7.00%, due 8/15/32	38,982	45,371
7.50%, due 3/15/26	1,706	1,712
7.50%, due 10/15/26	1,735	1,828
7.50%, due 11/15/26	1,230	1,291
7.50%, due 1/15/30	14,512	15,710
7.50%, due 10/15/30	7,036	8,129
7.50%, due 3/15/32	21,567	26,855
8.00%, due 6/15/26	190	223
8.00%, due 10/15/26	346	401
8.00%, due 11/15/26	1,547	1,570
8.00%, due 5/15/27	121	124
8.00%, due 7/15/27	651	756
8.00%, due 9/15/27	352	409
8.00%, due 11/15/30	19,341	23,021
8.50%, due 7/15/26	1,015	1,200
8.50%, due 11/15/26	5,717	5,882

		33,286,703

♦ United States Treasury Bonds 4.8%
2.75%, due 8/15/42	2,175,000	2,112,130
2.75%, due 11/15/42	1,270,000	1,231,900
3.75%, due 8/15/41	1,860,000	2,193,928
4.25%, due 11/15/40	2,000,000	2,560,312
4.375%, due 5/15/41	800,000	1,045,000
4.75%, due 2/15/37	3,100,000	4,231,016
4.75%, due 2/15/41	2,755,000	3,806,203

	Principal Amount	Value

United States Treasury Bonds (continued)
5.25%, due 11/15/28	$1,900,000	$2,636,843
6.75%, due 8/15/26	1,000,000	1,547,188

		21,364,520

♦ United States Treasury Notes 29.3%
0.25%, due 8/31/14	1,000,000	1,001,055
0.25%, due 11/30/14	4,650,000	4,654,176
0.25%, due 2/28/15	2,800,000	2,802,187
0.25%, due 8/15/15	11,200,000	11,200,874
0.25%, due 9/15/15	10,000,000	9,999,220
0.25%, due 10/15/15	2,750,000	2,749,142
0.375%, due 11/15/15	5,300,000	5,313,250
0.375%, due 1/15/16	16,600,000	16,637,616
0.375%, due 3/15/16	5,600,000	5,611,810
0.625%, due 5/31/17	1,220,000	1,226,005
0.75%, due 6/30/17	6,750,000	6,813,281
0.75%, due 12/31/17	14,475,000	14,565,469
0.75%, due 2/28/18	3,900,000	3,920,413
1.00%, due 9/30/19	7,200,000	7,209,562
1.125%, due 12/31/19	1,000,000	1,006,016
1.125%, due 4/30/20	4,000,000	4,003,752
1.25%, due 9/30/15	4,695,000	4,807,971
1.375%, due 9/30/18	2,950,000	3,046,565
1.375%, due 1/31/20	1,000,000	1,021,250
1.875%, due 9/30/17	3,000,000	3,172,500
2.00%, due 2/15/23	8,345,000	8,588,832
2.25%, due 7/31/18	2,000,000	2,157,656
2.625%, due 11/15/20	3,236,000	3,567,690
3.375%, due 11/15/19	5,855,000	6,752,003

		131,828,295

Total U.S. Government & Federal Agencies (Cost $298,586,043)		307,653,660

Yankee Bonds 0.7% (g)
Banks 0.0%‡
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	55,343

Mining 0.0%‡
Xstrata Canada Corp. 5.50%, due 6/15/17	50,000	56,716

Multi-National 0.2%
Inter-American Development Bank 6.80%, due 10/15/25	604,000	867,154

Oil & Gas 0.3%
Canadian Natural Resources, Ltd.
5.85%, due 2/1/35	155,000	182,576
6.50%, due 2/15/37	75,000	95,443
Encana Corp. 6.50%, due 8/15/34	85,000	102,561

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas (continued)
Petro-Canada
4.00%, due 7/15/13	$100,000	$100,709
6.05%, due 5/15/18	325,000	392,432
Statoil ASA 7.75%, due 6/15/23	125,000	178,838
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	121,273
6.50%, due 6/15/38	100,000	129,687
Talisman Energy, Inc.
5.125%, due 5/15/15	50,000	53,553
6.25%, due 2/1/38	55,000	64,676

		1,421,748

Oil & Gas Services 0.0%‡
Weatherford International, Ltd. 4.95%, due 10/15/13	100,000	101,736

Pipelines 0.2%
TransCanada PipeLines, Ltd.
4.875%, due 1/15/15	380,000	407,358
5.85%, due 3/15/36	150,000	187,365

		594,723

Transportation 0.0%‡
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	138,340

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	112,285

Total Yankee Bonds (Cost $2,782,827)		3,348,045

Total Long-Term Bonds (Cost $420,726,294)		445,213,239

Short-Term Investments 8.9%
Financial Company Commercial Paper 0.4%
PACCAR Financial Corp. 0.101%, due 5/13/13	2,000,000	1,999,933

Total Financial Company Commercial Paper (Cost $1,999,933)		1,999,933

Other Commercial Paper 6.6%
Henkel of America, Inc. 0.162%, due 5/3/13 (c)(h)	4,000,000	3,999,964
John Deere Bank S.A. 0.122%, due 5/13/13 (c)(h)	5,000,000	4,999,800
Kimberly-Clark Worldwide, Inc. 0.091%, due 5/15/13 (c)(h)	5,000,000	4,999,825

	Principal Amount	Value

Other Commercial Paper (continued)
Oglethorpe Power Corp. 0.294%, due 5/16/13 (c)(h)	$5,000,000	$4,999,396
Precision Castparts Corp. 0.122%, due 5/20/13 (c)(h)	4,000,000	3,999,746
Province of Ontario 0.122%, due 5/15/13 (h)	1,440,000	1,439,933
Southern Co. 0.203%, due 5/13/13 (c)(h)	5,000,000	4,999,667

Total Other Commercial Paper (Cost $29,438,331)		29,438,331

Repurchase Agreement 1.9%
TD Securities (U.S.A.) LLC 0.14%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $8,568,033 (Collateralized by a Federal National Mortgage Association security with a rate of 4.00% and maturity date of 5/1/42, with a Principal Amount of $8,453,719 and a Market Value of $8,739,360)	8,568,000	8,568,000

Total Repurchase Agreement (Cost $8,568,000)		8,568,000

Total Short-Term Investments (Cost $40,006,264)		40,006,264

Total Investments (Cost $460,732,558) (i)	108.0%	485,219,503
Other Assets, Less Liabilities	(8.0)	(35,866,443)
Net Assets	100.0%	$449,353,060

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2013 is $631,879, which represents 0.1% of the Fund’s net assets.

(b)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.

(e)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2013 is $39,862,658, which represents 8.9% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate presented is yield to maturity.

(i)	As of April 30, 2013, cost is $460,740,263 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,824,516
Gross unrealized depreciation	(345,276)

Net unrealized appreciation	$24,479,240

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$707,607	$—	$707,607
Corporate Bonds	—	109,458,357	—	109,458,357
Foreign Government Bonds	—	9,524,563	—	9,524,563
Mortgage-Backed Securities	—	10,391,958	—	10,391,958
Municipal Bonds	—	4,129,049	—	4,129,049
U.S. Government & Federal Agencies	—	307,653,660	—	307,653,660
Yankee Bonds	—	3,348,045	—	3,348,045

Total Long-Term Bonds	—	445,213,239	—	445,213,239

Short-Term Investments
Financial Company Commercial Paper	—	1,999,933	—	1,999,933
Other Commercial Paper	—	29,438,331	—	29,438,331
Repurchase Agreement	—	8,568,000	—	8,568,000

Total Short-Term Investments	—	40,006,264	—	40,006,264

Total Investments in Securities	$—	$485,219,503	$—	$485,219,503

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $460,732,558)	$485,219,503
Cash	745
Receivables:
Investment securities sold	25,238,924
Interest	2,483,503
Fund shares sold	525,468
Other assets	31,037

Total assets	513,499,180

Liabilities
Payables:
Investment securities purchased	63,382,548
Fund shares redeemed	409,280
Transfer agent (See Note 3)	150,501
Manager (See Note 3)	77,687
Professional fees	31,150
Shareholder communication	21,879
NYLIFE Distributors (See Note 3)	16,127
Custodian	13,185
Trustees	1,165
Accrued expenses	3,785
Dividend payable	38,813

Total liabilities	64,146,120

Net assets	$449,353,060

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,613
Additional paid-in capital	423,964,264

424,003,877
Distributions in excess of net investment income	(47,107)
Accumulated net realized gain (loss) on investments	909,345
Net unrealized appreciation (depreciation) on investments	24,486,945

Net assets	$449,353,060

Investor Class
Net assets applicable to outstanding shares	$6,543,776

Shares of beneficial interest outstanding	574,722

Net asset value per share outstanding	$11.39
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.74

Class A
Net assets applicable to outstanding shares	$71,447,389

Shares of beneficial interest outstanding	6,304,010

Net asset value per share outstanding	$11.33
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.68

Class I
Net assets applicable to outstanding shares	$371,361,895

Shares of beneficial interest outstanding	32,734,687

Net asset value and offering price per share outstanding	$11.34

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,200,553

Expenses
Manager (See Note 3)	707,868
Transfer agent (See Note 3)	421,153
Distribution/Service—Investor Class (See Note 3)	8,299
Distribution/Service—Class A (See Note 3)	91,321
Custodian	43,413
Professional fees	32,682
Shareholder communication	27,088
Registration	25,590
Trustees	5,308
Miscellaneous	10,194

Total expenses before waiver/reimbursement	1,372,916
Expense waiver/reimbursement from Manager (See Note 3)	(251,570)

Net expenses	1,121,346

Net investment income (loss)	4,079,207

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	915,804
Net change in unrealized appreciation (depreciation) on investments	(2,035,393)

Net realized and unrealized gain (loss) on investments	(1,119,589)

Net increase (decrease) in net assets resulting from operations	$2,959,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,079,207	$10,549,870
Net realized gain (loss) on investments	915,804	9,133,868
Net change in unrealized appreciation (depreciation) on investments	(2,035,393)	2,569,072

Net increase (decrease) in net assets resulting from operations	2,959,618	22,252,810

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(49,412)	(119,595)
Class A	(585,045)	(1,596,416)
Class I	(3,634,777)	(9,019,452)

	(4,269,234)	(10,735,463)

From net realized gain on investments:
Investor Class	(135,295)	(187,145)
Class A	(1,510,935)	(2,432,468)
Class I	(7,232,446)	(10,662,145)

	(8,878,676)	(13,281,758)

Total dividends and distributions to shareholders	(13,147,910)	(24,017,221)

Capital share transactions:
Net proceeds from sale of shares	59,979,459	205,637,841
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,405,318	22,602,447
Cost of shares redeemed	(67,448,290)	(238,126,622)

Increase (decrease) in net assets derived from capital share transactions	4,936,487	(9,886,334)

Net increase (decrease) in net assets	(5,251,805)	(11,650,745)

Net Assets
Beginning of period	454,604,865	466,255,610

End of period	$449,353,060	$454,604,865

Undistributed (distributions in excess of) net investment income at end of period	$(47,107)	$142,920

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.65		$11.71	$11.81	$11.38	$10.37	$10.97

Net investment income (loss)	0.08		0.21	0.28	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	(0.03)		0.28	0.15	0.45	1.02	(0.60)

Total from investment operations	0.05		0.49	0.43	0.77	1.42	(0.30)

Less dividends and distributions:
From net investment income	(0.08)		(0.21)	(0.28)	(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.23)		(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.31)		(0.55)	(0.53)	(0.34)	(0.41)	(0.30)

Net asset value at end of period	$11.39		$11.65	$11.71	$11.81	$11.38	$10.37

Total investment return (a)	0.47	%(b)	4.33%	3.88%	6.88%	13.87%	(2.76	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.76%	2.39%	2.81%	3.66%	4.26	% ††
Net expenses	0.92	%††	0.92%	0.92%	0.92%	0.92%	0.92	% ††
Expenses (before waiver/reimbursement)	1.03	%††	1.04%	1.10%	1.15%	1.28%	1.27	% ††
Portfolio turnover rate (c)	72%		174%	106%	115%	61%	66%
Net assets at end of period (in 000’s)	$6,544		$6,852	$6,326	$5,985	$4,279	$2,874

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 32%, 142%, 95%, 105%, 56% and 62% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.60		$11.66	$11.76	$11.33	$10.33	$10.70

Net investment income (loss)	0.09		0.22	0.29	0.34	0.41	0.47
Net realized and unrealized gain (loss) on investments	(0.04)		0.28	0.16	0.45	1.01	(0.36)

Total from investment operations	0.05		0.50	0.45	0.79	1.42	0.11

Less dividends and distributions:
From net investment income	(0.09)		(0.22)	(0.30)	(0.34)	(0.42)	(0.48)
From net realized gain on investments	(0.23)		(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.32)		(0.56)	(0.55)	(0.36)	(0.42)	(0.48)

Net asset value at end of period	$11.33		$11.60	$11.66	$11.76	$11.33	$10.33

Total investment return (a)	0.44	%(b)	4.46%	4.05%	7.04%	13.93%	0.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50	%††	1.86%	2.53%	2.94%	3.76%	4.35%
Net expenses	0.82	%††	0.82%	0.78%	0.80%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.82	%††	0.82%	0.78%	0.80%	0.88%	0.88%
Portfolio turnover rate (c)	72%		174%	106%	115%	61%	66%
Net assets at end of period (in 000’s)	$71,447		$77,156	$82,180	$87,750	$77,595	$61,775

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 32%, 142%, 95%, 105%, 56% and 62% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

30	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.61		$11.67	$11.77	$11.34	$10.33	$10.70

Net investment income (loss)	0.11		0.26	0.33	0.38	0.46	0.51
Net realized and unrealized gain (loss) on investments	(0.04)		0.28	0.16	0.45	1.01	(0.37)

Total from investment operations	0.07		0.54	0.49	0.83	1.47	0.14

Less dividends and distributions:
From net investment income	(0.11)		(0.26)	(0.34)	(0.38)	(0.46)	(0.51)
From net realized gain on investments	(0.23)		(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.34)		(0.60)	(0.59)	(0.40)	(0.46)	(0.51)

Net asset value at end of period	$11.34		$11.61	$11.67	$11.77	$11.34	$10.33

Total investment return (a)	0.63	%(b)	4.86%	4.41%	7.43%	14.47%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	2.25%	2.88%	3.31%	4.15%	4.74%
Net expenses	0.43	%††	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.57	%††	0.57%	0.53%	0.55%	0.63%	0.56%
Portfolio turnover rate (c)	72%		174%	106%	115%	61%	66%
Net assets at end of period (in 000’s)	$371,362		$370,596	$377,749	$523,050	$468,639	$381,086

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 32%, 142%, 95%, 105%, 56% and 62% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

32	MainStay Indexed Bond Fund

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, matur-

ities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to

34	MainStay Indexed Bond Fund

be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.32% for the six-month period ended April 30, 2013.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $707,868 and waived its fees and/or reimbursed expenses in the amount of $251,570.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,158 and $3,511, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $492 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$13,164
Class A	67,588
Class I	340,401

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the pro-

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

ceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$101,076	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$14,028,486
Long-Term Capital Gain	9,988,735
Total	$24,017,221

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $312,021 and $325,599, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $9,631 and $7,338, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	60,063	$684,547
Shares issued to shareholders in reinvestment of dividends and distributions	16,020	182,470
Shares redeemed	(95,465)	(1,083,539)

Net increase (decrease) in shares outstanding before conversion	(19,382)	(216,522)
Shares converted into Investor Class (See Note 1)	13,984	158,018
Shares converted from Investor Class (See Note 1)	(8,163)	(92,076)

Net increase (decrease)	(13,561)	$(150,580)

Year ended October 31, 2012:
Shares sold	188,582	$2,172,123
Shares issued to shareholders in reinvestment of dividends and distributions	26,452	302,528
Shares redeemed	(131,295)	(1,512,704)

Net increase (decrease) in shares outstanding before conversion	83,739	961,947
Shares converted into Investor Class (See Note 1)	15,526	177,533
Shares converted from Investor Class (See Note 1)	(51,150)	(585,154)

Net increase (decrease)	48,115	$554,326

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	930,285	$10,523,198
Shares issued to shareholders in reinvestment of dividends and distributions	170,513	1,932,082
Shares redeemed	(1,444,449)	(16,337,531)

Net increase (decrease) in shares outstanding before conversion	(343,651)	(3,882,251)
Shares converted into Class A (See Note 1)	8,199	92,076
Shares converted from Class A (See Note 1)	(14,059)	(158,018)

Net increase (decrease)	(349,511)	$(3,948,193)

Year ended October 31, 2012:
Shares sold	2,620,518	$30,098,637
Shares issued to shareholders in reinvestment of dividends and distributions	309,314	3,521,794
Shares redeemed	(3,359,449)	(38,612,342)

Net increase (decrease) in shares outstanding before conversion	(429,617)	(4,991,911)
Shares converted into Class A (See Note 1)	51,360	585,154
Shares converted from Class A (See Note 1)	(15,594)	(177,533)

Net increase (decrease)	(393,851)	$(4,584,290)

36	MainStay Indexed Bond Fund

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	4,313,154	$48,771,714
Shares issued to shareholders in reinvestment of dividends and distributions	907,467	10,290,766
Shares redeemed	(4,414,082)	(50,027,220)

Net increase (decrease)	806,539	$9,035,260

Year ended October 31, 2012:
Shares sold	15,129,097	$173,367,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,645,906	18,778,125
Shares redeemed	(17,211,188)	(198,001,576)

Net increase (decrease)	(436,185)	$(5,856,370)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio

38	MainStay Indexed Bond Fund

managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example,

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. In addition, at the request of the Board, New York Life Investments proposed, and the Board approved, lowering the Fund’s contractual management fee schedule. The Board also requested and received specific information from New York Life Investments regarding the profile of the Fund’s investors, the different components of the Fund’s expenses, and the resources necessary to manage the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets

(i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

40	MainStay Indexed Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	41

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30131 MS175-13	MSIN10-06/13 NL0B3

MainStay Intermediate Term Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.92 1.66%	1.47 6.26%	5.69 6.67%	4.65 5.13%	1.09 1.09%
Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.86 1.72	1.52 6.31	5.82 6.80	4.71 5.19	0.98 0.98
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.71 1.29	0.40 5.40	5.54 5.86	4.35 4.35	1.84 1.84
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.20 1.19	4.39 5.39	5.86 5.86	4.36 4.36	1.84 1.84
Class I Shares	No Sales Charge		1.86	6.70	7.15	5.55	0.73
Class R1 Shares[5]	No Sales Charge		1.79	6.57	7.04	5.45	0.82
Class R2 Shares[5]	No Sales Charge		1.67	6.31	6.77	5.18	1.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares would likely have been different.
5.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	0.90%	3.68%	5.72%	5.04%
Average Lipper Intermediate Investment Grade Debt Fund[7]	1.56	5.52	6.03	4.81

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,016.60	$4.90	$1,019.90	$4.91

Class A Shares	$1,000.00	$1,017.20	$4.40	$1,020.40	$4.41

Class B Shares	$1,000.00	$1,012.90	$8.63	$1,016.20	$8.65

Class C Shares	$1,000.00	$1,011.90	$8.63	$1,016.20	$8.65

Class I Shares	$1,000.00	$1,018.60	$3.00	$1,021.80	$3.01

Class R1 Shares	$1,000.00	$1,017.90	$3.65	$1,021.20	$3.66

Class R2 Shares	$1,000.00	$1,016.70	$4.85	$1,020.00	$4.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Investor Class, 0.88% for Class A, 1.73% for Class B and Class C, 0.60% for Class I, 0.73% for Class R1 and 0.97% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–5/1/43

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–6/1/42

3.	United States Treasury Bonds, 2.75%–6.25%, due 5/15/30–11/15/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–6.50%, due 7/15/28–11/20/40

5.	Morgan Stanley, 3.75%–6.00%, due 4/1/14–2/25/23
6.	Energy Transfer Partners, L.P., 5.20%–9.70%, due 4/15/14–6/1/41

7.	Countrywide Financial Corp., 6.25%, due 5/15/16

8.	Citigroup, Inc., 5.875%–8.50%, due 5/22/19–1/30/42

9.	CIT Group, Inc., 5.00%–6.625%, due 9/15/14–4/1/18

10.	AgriBank FCB, 9.125%, due 7/15/19

8	MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 1.66% for Investor Class shares, 1.72% for Class A shares, 1.29% for Class B shares and 1.19% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 1.86%, Class R1 shares returned 1.79% and Class R2 shares returned 1.67%. With the exception of Class B and Class C shares, all shares classes outperformed the 1.56% return of the average Lipper1 intermediate investment grade debt fund for the six months ended April 30, 2013. Over the same period, all share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index.2 The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread3 product affects performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively-postured portfolios. Peer funds that were more defensively postured than the Fund—either through reduced commitments to credit risk or shorter portfolio durations—would have been disadvantaged during the period. Peer funds that were more aggressively postured—with larger commitments to credit-sensitive sectors such as high-yield corporate bonds or securitizations of non-conforming residential mortgages—would likely have had better performance than the Fund.

The Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period for several reasons:

•

Overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

Corporate bonds (especially those rated below A)[4] and commercial mortgage-backed securities posted strong performance during the reporting period for two reasons. First, the outlook for credit-related sectors aligns with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds rate in a range close to zero. Second, low interest rates sparked healthy demand for higher-yielding products.

•	Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB[5] led to gains relative to the Index.

•

The Fund’s underweight position in residential mortgages was a positive contributor to performance during the reporting period. Prices of agency mortgage pass-through securities[6] weakened when the Federal Reserve commented that the pace of its mortgage purchase program depends on the strength of the economy. Economic releases exceeded expectations in January and February 2013, leading to the possibility of the Federal Reserve reducing its commitment to purchasing agency mortgage-backed securities.

•

The Fund’s concentration of assets positioned toward the center of the U.S. Treasury yield curve[7] contrasted with the more uniform yield curve distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, U.S. Treasury yields fell faster in the center of the curve than at the short end or the long end. The Fund’s yield curve posture aligned well with this trajectory.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘A’ by Standard & Poor’s (S&P) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

During the reporting period, the Fund had a shorter duration8 than the Barclays U.S. Aggregate Bond Index. This positioning detracted from the Fund’s relative performance as U.S. Treasury yields declined.

What was the Fund’s duration strategy during the reporting period?

The Fund maintains an intermediate duration that seeks to track the duration of the Barclays U.S. Aggregate Index within 10%. At the end of the reporting period, the Fund had a duration of approximately 4.95 years, about a quarter of a year shorter than the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with a short position in U.S. Treasury futures.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. The strong performance of the stock market also buoyed the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particu- larly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds was a strong contributor to performance. (Contributions take weightings and total returns into account.) The bonds that made up this position benefited from their respective yields and from spread tightening in relation to comparable-duration U.S. Treasury securities.

In the corporate bond sector, the better-performing industries were financials, utilities and basic materials. Financial companies, such as Citigroup, Regions Bank, Genworth Financial and Discover Bank benefited from restructurings, greater clarity on litigation issues and moderating losses from nonperforming loans. In utilities, companies like Allegheny, which derive revenue from nonregulated businesses like power generation, benefited as power prices stabilized. In basic materials, Cliffs Natural Materials performed well as it cut capital expenditures to rationalize capacity in light of a possible slowdown in larger developing economies like China. Reduced capital expenditures also served to strengthen the company’s balance sheet.

The Fund’s underweight position in residential mortgages relative to the Barclays U.S. Aggregate Bond Index was beneficial, as these securities generally lagged the Index. The high dollar prices at which agency mortgage pass-throughs were trading at the beginning of the period limited price appreciation. In addition, investors were worried about two emerging themes: the possibility of faster prepayment rates as new government policies lowered refinancing barriers and the tapering of the Federal Reserve’s agency mortgage purchase program.

Several of the Fund’s corporate bond holdings detracted from the Fund’s performance. Frontier Communications and Kraft Foods, for example, experienced volatile price action explained by disruptive reorganizations. An increasingly restrictive global regulatory environment weighed on the near-term outlook for some corporate issuers, such as Philip Morris International. Sectors with stable and recurring cash flows and high-quality assets approached tight spread levels. An example is the pipeline industry, where companies such Kinder Morgan, Oneok and Energy Transfer Partners underperformed as investors preferred to stretch for yield rather than look to stability.

Since the Barclays U.S. Aggregate Index does not contain high-yield securities, our exposure to high-yield corporate bonds—which outperformed the Index—enhanced relative returns during the reporting period. Because the Fund tends to be somewhat defensive, however, our high-yield holdings tended to underperform high-yield bonds in general and may have underperformed high-yield components in peer funds.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reallocated 2% of the Fund’s assets from securitized product to investment-grade corporate bonds. Other adjustments generally fell into three categories:

8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Intermediate Term Bond Fund

corporate-bond swaps to execute relative-value ideas, purchases of agency mortgage-backed securities to recycle mortgage principal payments, and mortgage dollar rolls.9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. The Fund benefited by emphasizing credit-sensitive and commercial sectors and deemphasizing lower-yielding sectors, such as U.S. Treasury securities, agency debentures and cash.

9.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund is required to segregate liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 96.9%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$675,000	$815,192

Total Asset-Backed Security (Cost $674,797)		815,192

Convertible Bond 0.1%
Holding Company-Diversified 0.1%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	1,200,000	1,200,000

Total Convertible Bond (Cost $1,205,984)		1,200,000

Corporate Bonds 57.2%
Advertising 0.2%
Lamar Media Corp.
7.875%, due 4/15/18	170,000	185,725
9.75%, due 4/1/14	1,175,000	1,263,125

		1,448,850

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	639,801
GenCorp, Inc. 7.125%, due 3/15/21 (b)	595,000	641,113

		1,280,914

Agriculture 1.7%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	655,754
Bunge, Ltd. Finance Corp.
4.10%, due 3/15/16	2,200,000	2,352,960
5.10%, due 7/15/15	2,000,000	2,156,056
Cargill, Inc.
4.307%, due 5/14/21 (b)	3,000,000	3,377,079
6.00%, due 11/27/17 (b)	1,050,000	1,267,692
7.35%, due 3/6/19 (b)	540,000	691,715
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	921,816
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	3,330,909

		14,753,981

Apparel 0.2%
VF Corp. 3.50%, due 9/1/21	1,360,000	1,466,663

	Principal Amount	Value

Auto Manufacturers 0.7%
Ford Motor Co.
7.45%, due 7/16/31	$2,095,000	$2,787,559
9.215%, due 9/15/21	2,355,000	3,165,895

		5,953,454

Auto Parts & Equipment 0.3%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	600,000	622,800
Schaeffler Finance B.V.
7.75%, due 2/15/17 (b)	885,000	1,005,582
8.50%, due 2/15/19 (b)	625,000	713,281

		2,341,663

Banks 8.9%
♦AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,817,188
Ally Financial, Inc.
4.625%, due 6/26/15	527,000	555,326
5.50%, due 2/15/17	722,000	786,926
6.25%, due 12/1/17	53,000	60,150
7.50%, due 9/15/20	295,000	364,325
Banco Santander Mexico S.A. Institucion De Banca Multiple Grupo Financiero Santand 4.125%, due 11/9/22 (b)	5,920,000	5,964,400
Bank of America Corp.
3.30%, due 1/11/23	680,000	688,724
5.70%, due 1/24/22	415,000	494,637
5.75%, due 8/15/16	1,400,000	1,561,351
BBVA Bancomer S.A. 6.75%, due 9/30/22 (b)	3,750,000	4,312,500
♦CIT Group, Inc.
5.00%, due 9/15/14	1,250,000	1,310,493
6.625%, due 4/1/18 (b)	5,585,000	6,520,487
♦Citigroup, Inc.
5.875%, due 1/30/42	2,020,000	2,533,304
6.125%, due 8/25/36	4,579,000	5,274,738
8.50%, due 5/22/19	466,500	627,541
Discover Bank
7.00%, due 4/15/20	3,550,000	4,436,034
8.70%, due 11/18/19	474,000	636,801
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,664,684
Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,956,433
5.95%, due 1/18/18	1,000,000	1,167,890
JPMorgan Chase & Co.
5.125%, due 9/15/14	2,140,000	2,267,315
5.15%, due 10/1/15	1,000,000	1,087,320
7.90%, due 12/31/49 (a)	3,750,000	4,367,467

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
KeyBank N.A. 5.80%, due 7/1/14	$3,765,000	$3,987,026
♦Morgan Stanley
3.75%, due 2/25/23	2,830,000	2,937,099
4.75%, due 4/1/14	3,135,000	3,234,129
4.875%, due 11/1/22	3,820,000	4,117,887
5.625%, due 9/23/19	285,000	332,010
6.00%, due 5/13/14	1,490,000	1,567,704
6.00%, due 4/28/15	300,000	326,931
Regions Bank
6.45%, due 6/26/37	1,985,000	2,178,537
7.50%, due 5/15/18	1,985,000	2,462,430
UBS A.G. 3.875%, due 1/15/15	215,000	226,023

		78,825,810

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,638,278
Constellation Brands, Inc.
7.25%, due 9/1/16	1,723,000	1,981,450
8.375%, due 12/15/14	1,061,000	1,172,405

		5,792,133

Building Materials 0.1%
Texas Industries, Inc. 9.25%, due 8/15/20	400,000	445,500
USG Corp. 6.30%, due 11/15/16	630,000	670,950

		1,116,450

Chemicals 0.8%
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,015,000	1,368,548
NOVA Chemicals Corp. 8.625%, due 11/1/19	492,000	556,575
Olin Corp. 8.875%, due 8/15/19	170,000	190,400
Rhodia S.A. 6.875%, due 9/15/20 (b)	3,880,000	4,410,384
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	585,000	617,175

		7,143,082

Coal 0.2%
CONSOL Energy, Inc.
6.375%, due 3/1/21	515,000	538,175
8.00%, due 4/1/17	805,000	871,413
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	504,945

		1,914,533

	Principal Amount	Value

Commercial Services 0.0%‡
PHH Corp. 9.25%, due 3/1/16	$360,000	$422,100
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (b)(c)(d)(e)	15,000	240

		422,340

Computers 0.5%
Hewlett-Packard Co. 2.20%, due 12/1/15	4,000,000	4,086,756
iGATE Corp. 9.00%, due 5/1/16	310,000	337,900
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,175

		4,434,831

Diversified Financial Services 1.1%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,444,463
General Electric Capital Corp. 5.40%, due 2/15/17	2,985,000	3,430,795
TNK-BP Finance S.A. 7.25%, due 2/2/20 (b)	2,770,000	3,320,538

		10,195,796

Electric 3.8%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (b)	185,000	222,231
AES Corp. (The) 7.75%, due 10/15/15	620,000	709,900
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (b)	1,286,000	1,343,870
Calpine Corp. 7.25%, due 10/15/17 (b)	139,000	147,166
CMS Energy Corp. 6.25%, due 2/1/20	2,015,000	2,477,698
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	3,000,000	3,659,949
FirstEnergy Corp. 2.75%, due 3/15/18	1,110,000	1,131,411
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,000	1,100
IPALCO Enterprises, Inc.
5.00%, due 5/1/18	1,000,000	1,080,000
7.25%, due 4/1/16 (b)	4,225,000	4,742,563
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	6,173,785
PPL Energy Supply LLC 4.60%, due 12/15/21	5,665,000	6,113,963
PPL WEM Holdings PLC 3.90%, due 5/1/16 (b)	950,000	1,014,846

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Public Service Co. of New Mexico 7.95%, due 5/15/18	$604,000	$754,942
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,690,217
SP PowerAssets, Ltd. 5.00%, due 10/22/13 (b)	305,000	310,610

		33,574,251

Engineering & Construction 0.4%
Mastec, Inc. 4.875%, due 3/15/23	3,605,000	3,605,000

Entertainment 0.2%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (b)	675,000	734,063
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (b)	1,335,000	1,448,475

		2,182,538

Finance—Auto Loans 0.5%
Ford Motor Credit Co. LLC
8.125%, due 1/15/20	2,580,000	3,319,923
12.00%, due 5/15/15	1,000,000	1,204,512

		4,524,435

Finance—Consumer Loans 0.5%
SLM Corp. 6.00%, due 1/25/17	3,935,000	4,259,637

Finance—Credit Card 0.9%
Capital One Bank USA NA 3.375%, due 2/15/23	6,046,000	6,151,938
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,597,440

		7,749,378

Finance—Investment Banker/Broker 0.6%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	342,455
Jefferies Group LLC
5.125%, due 1/20/23	1,190,000	1,291,320
6.45%, due 6/8/27	1,960,000	2,197,425
8.50%, due 7/15/19	800,000	1,015,634
Merrill Lynch & Co., Inc. Series C 5.00%, due 2/3/14	800,000	825,056

		5,671,890

Finance—Leasing Companies 1.1%
International Lease Finance Corp.
5.625%, due 9/20/13	1,010,000	1,025,150
5.75%, due 5/15/16	2,070,000	2,251,504

	Principal Amount	Value

Finance—Leasing Companies (continued)
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	$6,175,000	$6,177,519

		9,454,173

Finance—Mortgage Loan/Banker 1.1%
♦Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,612,350

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,990,000	3,214,250

Food 1.5%
Flowers Foods, Inc. 4.375%, due 4/1/22	5,335,000	5,501,964
Mondelez International, Inc.
6.125%, due 2/1/18	5,020,000	6,023,684
7.00%, due 8/11/37	1,260,000	1,749,793

		13,275,441

Forest Products & Paper 0.1%
Georgia-Pacific Corp. 8.875%, due 5/15/31	50,000	76,476
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (b)	365,000	378,688

		455,164

Health Care—Services 2.0%
Centene Corp. 5.75%, due 6/1/17	785,000	844,856
CIGNA Corp. 4.375%, due 12/15/20	875,000	985,859
Coventry Health Care, Inc. 5.95%, due 3/15/17	1,635,000	1,895,405
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (b)	2,690,000	3,006,075
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (b)	825,000	938,438
6.50%, due 9/15/18 (b)	65,000	75,238
6.875%, due 7/15/17	1,250,000	1,443,750
HCA, Inc.
7.25%, due 9/15/20	83,000	92,026
7.875%, due 2/15/20	19,000	21,066
8.00%, due 10/1/18	75,000	89,156
8.50%, due 4/15/19	888,000	979,020
9.00%, due 12/15/14	220,000	244,475
Health Care Service Corp. 4.70%, due 1/15/21 (b)	1,500,000	1,671,372
Roche Holdings, Inc. 6.00%, due 3/1/19 (b)	1,775,000	2,204,747

14	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services (continued)
WellPoint, Inc.
5.25%, due 1/15/16	$1,895,000	$2,105,868
5.875%, due 6/15/17	1,000,000	1,179,795

		17,777,146

Home Builders 0.7%
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,707,616

Household Products & Wares 0.7%
Spectrum Brands, Inc. 9.50%, due 6/15/18	1,239,000	1,392,326
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	5,135,592

		6,527,918

Insurance 2.6%
American International Group, Inc. 4.875%, due 9/15/16	2,750,000	3,061,418
Genworth Financial, Inc.
7.20%, due 2/15/21	480,000	579,534
8.625%, due 12/15/16	4,300,000	5,258,956
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,495,000	5,665,381
Liberty Mutual Group, Inc. 6.50%, due 5/1/42 (b)	3,675,000	4,323,248
Markel Corp. 3.625%, due 3/30/23	1,640,000	1,681,159
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,395,373
Unum Group 7.125%, due 9/30/16	750,000	882,583

		22,847,652

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,166,000	1,350,067

Iron & Steel 1.6%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	6,430,000	6,492,782
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,789,000
Vale S.A. 5.625%, due 9/11/42	3,970,000	4,147,360

		14,429,142

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (b)	430,000	472,467

	Principal Amount	Value

Lodging 2.0%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (b)	$1,530,000	$1,507,050
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (b)	5,925,000	5,836,125
Marriott International, Inc. 3.00%, due 3/1/19	2,850,000	2,998,482
Seminole Hard Rock Entertainment, Inc. 2.78%, due 3/15/14 (a)(b)	10,000	9,975
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	856,000	1,042,521
7.375%, due 11/15/15	332,000	381,552
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,749,090
2.95%, due 3/1/17	1,355,000	1,394,873
4.25%, due 3/1/22	2,370,000	2,508,825

		17,428,493

Media 1.8%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,324,790
DISH DBS Corp.
4.625%, due 7/15/17	600,000	609,000
7.125%, due 2/1/16	955,000	1,055,275
NBC Universal Media LLC 5.15%, due 4/30/20	2,900,000	3,513,283
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20 (b)	900,000	919,125
7.75%, due 10/15/18	555,000	618,131
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,817,895
Videotron, Ltd.
5.00%, due 7/15/22	165,000	169,950
6.375%, due 12/15/15	542,000	548,775
9.125%, due 4/15/18	272,000	286,280

		15,862,504

Mining 1.1%
Alcoa, Inc. 5.90%, due 2/1/27	560,000	588,258
Anglo American Capital PLC 9.375%, due 4/8/19 (b)	4,880,000	6,502,702
New Gold, Inc. 7.00%, due 4/15/20 (b)	1,375,000	1,457,500
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	902,946

		9,451,406

Miscellaneous—Manufacturing 0.6%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (b)	265,000	352,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
SPX Corp. 7.625%, due 12/15/14	$1,100,000	$1,200,375
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,527,556

		5,079,968

Office & Business Equipment 0.5%
Xerox Corp. 4.25%, due 2/15/15	4,055,000	4,276,865

Oil & Gas 4.2%
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	1,095,000	1,226,400
Chesapeake Energy Corp.
6.50%, due 8/15/17	192,000	215,040
6.775%, due 3/15/19	225,000	246,375
9.50%, due 2/15/15	1,060,000	1,197,800
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (b)	5,490,000	6,029,019
Concho Resources, Inc.
7.00%, due 1/15/21	345,000	388,125
8.625%, due 10/1/17	391,000	418,370
ENI S.p.A. 4.15%, due 10/1/20 (b)	2,900,000	3,055,942
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (b)	3,800,000	3,996,080
HollyFrontier Corp. 9.875%, due 6/15/17	555,000	587,201
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	4,501,022
PetroHawk Energy Corp.
6.25%, due 6/1/19	3,400,000	3,829,250
7.25%, due 8/15/18	2,000,000	2,213,500
Plains Exploration & Production Co.
6.75%, due 2/1/22	3,565,000	4,028,450
7.625%, due 4/1/20	500,000	562,500
Quicksilver Resources, Inc. 11.75%, due 1/1/16	143,000	152,831
Samson Investment Co. 9.75%, due 2/15/20 (b)	3,245,000	3,447,812
Whiting Petroleum Corp. 7.00%, due 2/1/14	855,000	889,200
WPX Energy, Inc. 5.25%, due 1/15/17	715,000	765,050

		37,749,967

Packaging & Containers 0.0%‡
Greif, Inc. 6.75%, due 2/1/17	320,000	360,800

	Principal Amount	Value

Pharmaceuticals 1.0%
Actavis, Inc. 1.875%, due 10/1/17	$3,540,000	$3,532,077
Cardinal Health, Inc. 4.625%, due 12/15/20	1,000,000	1,137,232
Mylan, Inc. 7.875%, due 7/15/20 (b)	575,000	672,107
Valeant Pharmaceuticals International
6.75%, due 10/1/17 (b)	483,000	524,055
6.875%, due 12/1/18 (b)	325,000	353,844
7.00%, due 10/1/20 (b)	17,000	18,785
Zoetis, Inc. 4.70%, due 2/1/43 (b)	2,745,000	2,897,301

		9,135,401

Pipelines 3.6%
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,765,921
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	628,000	726,910
7.75%, due 6/1/18	435,000	454,575
♦Energy Transfer Partners, L.P.
5.20%, due 2/1/22	5,000,000	5,716,605
6.05%, due 6/1/41	1,310,000	1,494,189
8.50%, due 4/15/14	237,000	253,784
9.70%, due 3/15/19	2,000,000	2,728,972
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	5,272,819
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (b)	3,720,000	4,131,860
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	738,000	815,490
ONEOK, Inc.
4.25%, due 2/1/22	3,590,000	3,868,293
6.00%, due 6/15/35	1,425,000	1,634,729
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	744,481
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.75%, due 1/15/20	1,117,000	1,355,363

		31,963,991

Real Estate Investment Trusts 1.8%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,668,117
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,482,205
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	75,000	83,625
5.875%, due 6/15/19	35,000	38,719
Series Q 6.75%, due 6/1/16	930,000	945,112

16	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
ProLogis, L.P. 7.375%, due 10/30/19	$2,000,000	$2,522,342
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	4,290,000	4,721,986
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	165,698

		15,627,804

Retail 1.4%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	532,000	575,890
CVS Caremark Corp.
5.75%, due 6/1/17	281,000	332,247
5.789%, due 1/10/26 (b)(e)	82,422	94,717
L Brands, Inc. 8.50%, due 6/15/19	127,000	157,480
Macy’s Retail Holdings, Inc. 6.90%, due 4/1/29	1,988,000	2,460,856
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,861,905
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	3,955,000	4,416,465
Radio Systems Corp. 8.375%, due 11/1/19 (b)	875,000	951,563
TJX Cos., Inc. 6.95%, due 4/15/19	330,000	420,603

		12,271,726

Retail—Food 0.1%
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	1,085,000	1,135,859

Savings & Loans 0.2%
Amsouth Bank 5.20%, due 4/1/15	1,435,000	1,524,688

Telecommunications 3.4%
American Tower Corp. 4.50%, due 1/15/18	2,750,000	3,048,001
AT&T, Inc. 3.875%, due 8/15/21	2,465,000	2,735,605
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,010,349
Corning, Inc. 6.625%, due 5/15/19	500,000	623,467
Crown Castle International Corp.
5.25%, due 1/15/23	126,000	131,985
7.125%, due 11/1/19	243,000	266,693

	Principal Amount	Value

Telecommunications (continued)
Crown Castle Towers LLC 5.495%, due 1/15/37 (b)	$3,578,000	$4,095,203
GCI, Inc. 8.625%, due 11/15/19	821,000	874,365
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	1,051,000	1,169,238
Inmarsat Finance PLC 7.375%, due 12/1/17 (b)	1,111,000	1,179,049
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,082,500
Sable International Finance, Ltd. 7.75%, due 2/15/17 (b)	730,000	788,400
SBA Telecommunications, Inc. 8.25%, due 8/15/19	696,000	770,820
SBA Tower Trust 2.933%, due 12/15/42 (b)	3,225,000	3,340,474
Sprint Capital Corp.
6.875%, due 11/15/28	515,000	526,588
8.75%, due 3/15/32	500,000	591,250
Sprint Nextel Corp. 9.125%, due 3/1/17	250,000	294,375
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,910,000	2,986,306
5.462%, due 2/16/21	785,000	865,223
tw telecom holdings, Inc. 8.00%, due 3/1/18	960,000	1,041,600
Virgin Media Finance PLC 8.375%, due 10/15/19	312,000	352,170
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,250,030

		30,023,691

Textiles 0.6%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,754,422

Transportation 0.1%
Burlington Northern Santa Fe LLC 5.65%, due 5/1/17	455,000	533,195
Florida East Coast Railway Corp. 8.125%, due 2/1/17	725,000	776,656

		1,309,851

Trucking & Leasing 0.5%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (b)	4,398,000	4,768,853

Total Corporate Bonds (Cost $467,179,334)		508,507,304

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities 5.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.3%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.796%, due 4/10/49 (f)	$2,560,000	$2,963,013
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.43%, due 12/25/36 (a)(b)(d)	153,767	130,225
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class A4 5.905%, due 6/11/40 (f)	2,270,000	2,650,568
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,820,564
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (b)	1,340,000	1,432,666
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.34%, due 12/10/49 (f)	1,300,000	1,547,039
Commercial Mortgage Loan Trust Series 2011-C1, Class A2 6.206%, due 12/10/49 (f)	4,926,000	5,809,833
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	2,470,000	2,958,188
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (f)	2,960,000	3,230,301
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4 5.553%, due 4/10/38 (a)	2,919,880	3,241,274
Series 2007-GG10, Class A4 5.982%, due 8/10/45 (f)	3,095,000	3,561,760
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,565,000	4,078,339
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,582,136
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (a)	1,680,000	1,929,524
Morgan Stanley Capital I, Inc. Series 2007-IQ15, Class A4 6.094%, due 6/11/49 (f)	2,585,000	3,012,657
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (b)	160,000	182,755

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.122%, due 2/15/51 (f)	$3,065,000	$3,520,879

		46,651,721

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.62%, due 2/25/42 (a)(b)(d)	397,988	333,315

Total Mortgage-Backed Securities (Cost $39,977,957)		46,985,036

U.S. Government & Federal Agencies 34.0%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	429	491

Federal Home Loan Mortgage Corporation 0.8%
2.00%, due 7/17/17	7,470,000	7,501,120

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.375%, due 6/1/35 (a)	181,982	195,009
4.00%, due 8/1/31	3,904,583	4,209,171
4.00%, due 1/1/41	3,780,888	4,201,660
4.00%, due 2/1/41	6,952,022	7,633,874
4.00%, due 1/1/42	21,129,566	23,335,788
4.00%, due 6/1/42	7,285,087	8,032,093
4.50%, due 9/1/39	567,626	633,596
4.50%, due 1/1/40	4,606,358	5,074,056
4.50%, due 12/1/40	2,778,685	3,101,626
4.50%, due 5/1/41	3,021,447	3,297,065
4.50%, due 6/1/41	3,058,111	3,337,073
4.50%, due 8/1/41	2,851,452	3,135,622
5.00%, due 8/1/33	492,918	532,707
5.50%, due 1/1/21	185,089	199,734
5.50%, due 2/1/33	187,225	204,035
5.50%, due 7/1/34	487,168	530,299
5.50%, due 4/1/37	33,940	36,770
5.50%, due 5/1/37	24,987	27,070
5.50%, due 7/1/37	127,603	137,784
5.50%, due 1/1/38	141,648	155,429
6.00%, due 2/1/27	119,377	130,453
6.00%, due 3/1/36	226,970	247,504
6.50%, due 4/1/37	264,935	301,850

		68,690,268

18	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 17.9%
3.50%, due 2/1/41	$10,971,547	$11,700,984
3.50%, due 3/1/41	1,037,025	1,105,971
3.50%, due 11/1/41	3,370,164	3,632,142
3.50%, due 1/1/42	2,715,534	2,933,414
3.50%, due 3/1/42	9,173,232	9,842,971
3.50%, due 10/1/42	4,353,187	4,663,011
3.50%, due 2/1/43	4,453,224	4,799,392
3.50%, due 3/1/43	7,304,373	7,824,240
3.50%, due 5/1/43	3,890,969	4,165,009
4.00%, due 9/1/31	3,178,239	3,426,756
4.00%, due 11/1/40	1,746,358	1,938,577
4.00%, due 1/1/41	5,124,056	5,672,039
4.00%, due 2/1/41	402,645	445,706
4.00%, due 3/1/41	4,603,916	5,110,661
4.00%, due 10/1/41	6,227,093	6,912,499
4.00%, due 2/1/42	3,694,630	3,971,980
4.00%, due 3/1/42	4,171,782	4,599,675
4.00%, due 9/1/42	3,464,127	3,816,190
4.50%, due 4/1/18	78,402	84,312
4.50%, due 7/1/18	400,774	430,981
4.50%, due 11/1/18	521,192	560,475
4.50%, due 3/1/21 TBA (g)	9,770,000	10,478,707
4.50%, due 6/1/23	523,915	562,257
4.50%, due 6/1/39	6,919,597	7,705,252
4.50%, due 8/1/39	6,710,159	7,505,352
4.50%, due 9/1/39	1,262,594	1,412,218
4.50%, due 7/1/41	6,284,884	6,949,154
4.50%, due 8/1/41	3,532,558	3,893,244
5.00%, due 9/1/17	164,075	176,562
5.00%, due 9/1/20	73,176	78,608
5.00%, due 10/1/20	176,883	190,013
5.00%, due 12/1/20	317,700	341,282
5.00%, due 7/1/33	958,052	1,043,949
5.00%, due 10/1/33	408,831	445,487
5.00%, due 5/1/35	2,464,944	2,678,946
5.00%, due 6/1/35	4,367,210	4,753,250
5.00%, due 7/1/35	452,471	491,766
5.00%, due 1/1/36	528,654	574,567
5.00%, due 2/1/36	3,948,170	4,291,043
5.00%, due 5/1/36	1,439,857	1,564,899
5.00%, due 9/1/36	375,474	408,082
5.50%, due 2/1/17	122,158	130,654
5.50%, due 6/1/21	362,388	394,840
5.50%, due 6/1/33	2,394,423	2,628,114
5.50%, due 11/1/33	365,562	401,240
5.50%, due 12/1/33	277,138	304,186
5.50%, due 4/1/34	1,026,765	1,130,805
5.50%, due 5/1/34	1,283,553	1,408,825
5.50%, due 6/1/34	335,445	369,023

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 3/1/35	$482,808	$531,136
5.50%, due 4/1/36	1,052,493	1,151,267
5.50%, due 12/1/36	305,091	332,197
5.50%, due 1/1/37	837,893	939,308
5.50%, due 4/1/37	706,989	768,920
5.50%, due 7/1/37	852,101	955,235
5.50%, due 8/1/37	346,759	379,302
5.50%, due 9/1/37	11,026	11,992
6.00%, due 8/1/17	20,887	22,395
6.00%, due 1/1/33	130,205	146,233
6.00%, due 3/1/33	168,933	189,727
6.00%, due 8/1/34	6,190	6,888
6.00%, due 9/1/35	398,322	441,589
6.00%, due 6/1/36	200,273	219,418
6.00%, due 12/1/36	267,370	296,353
6.00%, due 4/1/37	161,684	175,120
6.00%, due 9/1/37	69,919	76,516
6.00%, due 10/1/37	678,840	735,441
6.00%, due 11/1/37	63,487	69,476
6.00%, due 1/1/38	7,397	8,095
6.00%, due 11/1/38	298,427	326,583
6.50%, due 6/1/31	47,577	56,266
6.50%, due 8/1/31	25,386	28,564
6.50%, due 10/1/31	20,519	23,487
6.50%, due 6/1/32	42,490	50,322
6.50%, due 6/1/36	15,372	17,118
6.50%, due 7/1/36	40,586	46,608
6.50%, due 8/1/36	5,225	5,819
6.50%, due 11/1/36	216,980	244,886
6.50%, due 2/1/37	56,349	67,053
6.50%, due 7/1/37	25,108	29,020
6.50%, due 8/1/37	92,585	110,172
6.50%, due 9/1/37	231,437	259,907
6.50%, due 3/1/38	200,911	239,076

		158,910,799

Freddie Mac (Collateralized Mortgage Obligations) 0.3%
Series 2690, Class PG 5.00%, due 4/15/32	628,764	647,401
Series 2734, Class PG 5.00%, due 7/15/32	417,092	423,731
Series 3113, Class QD 5.00%, due 6/15/34	1,129,004	1,161,678

		2,232,810

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.7%
4.00%, due 11/20/40	922,173	1,011,238
6.00%, due 2/15/29	24,553	27,941
6.00%, due 4/15/29	113,122	128,436
6.00%, due 8/15/32	246,105	280,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 8/1/35 TBA (g)	$6,020,000	$6,797,191
6.50%, due 7/15/28	27,182	31,653
6.50%, due 5/15/29	15,268	18,401
6.50%, due 9/1/32 TBA (g)	6,030,000	6,899,640

		15,194,937

♦United States Treasury Bonds 4.6%
2.75%, due 8/15/42	15,079,000	14,643,126
2.75%, due 11/15/42	5,355,000	5,194,350
3.00%, due 5/15/42	10,515,000	10,766,372
5.375%, due 2/15/31	6,105,000	8,724,423
6.25%, due 5/15/30	1,240,000	1,920,063

		41,248,334

United States Treasury Notes 0.9%
2.00%, due 2/15/23	7,350,000	7,564,760

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	678,916

Total U.S. Government & Federal Agencies (Cost $292,526,512)		302,022,435

Yankee Bonds 0.2% (h)
Forest Products & Paper 0.1%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	528,000	586,080

Insurance 0.1%
Fairfax Financial Holdings, Ltd.
7.75%, due 7/15/37	635,000	730,879
8.25%, due 10/1/15	438,000	498,649
8.30%, due 4/15/26	15,000	19,022

		1,248,550

Total Yankee Bonds (Cost $1,522,169)		1,834,630

Total Long-Term Bonds (Cost $803,086,753)		861,364,597

	Number of Warrants	Value

Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (c)(d)(e)(i)	1	$0	(j)
Unsecured Debt Expires 12/18/16 (c)(d)(e)(i)	1	0	(j)

Total Warrants (Cost $4)		0	(j)

	Principal Amount

Short-Term Investment 4.8%
Repurchase Agreement 4.8%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $43,133,409 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.1% and a maturity date of 10/17/22, with a Principal Amount of $44,285,000 and a Market Value of $44,000,159)	$43,133,397	43,133,397

Total Short-Term Investment (Cost $43,133,397)		43,133,397

Total Investments (Cost $846,220,154) (m)	101.7%	904,497,994
Other Assets, Less Liabilities	(1.7)	(15,525,557)
Net Assets	100.0%	$888,972,437

	Contracts Long	Unrealized Appreciation (Depreciation) (k)
Futures Contracts (0.1%)
United States Treasury Bond Ultra Long June 2013 (l)	25	$197,594
United States Treasury Notes June 2013 (2 Year) (l)	41	4,382

Total Futures Contracts Long (Settlement Value $13,154,219)		201,976

20	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (k)
United States Treasury Notes June 2013 (5 Year) (l)	(224)	$(236,810)
June 2013 (10 Year) (l)	(577)	(1,081,958)

Total Futures Contracts Short (Settlement Value $(104,867,859))		(1,318,768)

Total Futures Contracts (Settlement Value $(91,713,640))		$(1,116,792)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Illiquid security—The total market value of these securities as of April 30, 2013 is $463,780, which represents 0.1% of the Fund’s net assets.

(e)	Fair valued security—The total market value of these securities as of April 30, 2013 is $94,957, which represents less than one-tenth of a percent of the Fund’s net assets.
(f)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2013 is $24,175,538, which represents 2.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Restricted security.

(j)	Less than one dollar.

(k)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(l)	As of April 30, 2013, cash in the amount of $766,352 is on deposit with the broker for futures transactions.

(m)	As of April 30, 2013, cost is $847,717,927 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,944,758
Gross unrealized depreciation	(2,164,691)

Net unrealized appreciation	$56,780,067

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$815,192	$—		$815,192
Convertible Bond	—	1,200,000	—		1,200,000
Corporate Bonds (b)	—	508,412,347	94,957		508,507,304
Mortgage-Backed Securities	—	46,985,036	—		46,985,036
U.S. Government & Federal Agencies	—	302,022,435	—		302,022,435
Yankee Bonds	—	1,834,630	—		1,834,630

Total Long-Term Bonds	—	861,269,640	94,957		861,364,597

Warrants (c)	—	—	0	(c)	0	(c)
Short-Term Investment
Repurchase Agreement	—	43,133,397	—		43,133,397

Total Investments in Securities	—	904,403,037	94,957		904,497,994

Other Financial Instruments
Futures Contracts Long (d)	201,976	—	—		201,976

Total Investments in Securities and Other Financial Instruments	$201,976	$904,403,037	$94,957		$904,699,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (d)	$(1,318,768)	$—	$—	$(1,318,768)

Total Other Financial Instruments	$(1,318,768)	$—	$—	$(1,318,768)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $240 and $94,717 are Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$240		$—	$—	$—	$—	$—	$—	$—	$240		$—
Oil & Gas	2,112,340		(4,229)	98,301	(71,412)	—	(2,135,000)	—	—	—		—
Retail	94,731		(52)	(53)	2,333	—	(2,242)	—	—	94,717		2,548
Mortgage-Backed Securities			—									—
Residential Mortgage (Collateralized Mortgage Obligation)	327,863		—	—	—	—	—	—	(327,863)	—		—
Warrants			—									—
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$2,535,174		$(4,281)	$98,248	$(69,079)	$—	$(2,137,242)	$—	$(327,863)	$94,957		$2,548

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

22	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $846,220,154)	$904,497,994
Cash collateral on deposit at broker	766,352
Cash	148,125
Receivables:
Interest	7,966,267
Investment securities sold	2,994,150
Fund shares sold	1,179,921
Variation margin on futures contracts	47,282
Other assets	62,998

Total assets	917,663,089

Liabilities
Payables:
Investment securities purchased	24,971,941
Fund shares redeemed	3,058,026
Manager (See Note 3)	346,992
Transfer agent (See Note 3)	135,245
NYLIFE Distributors (See Note 3)	58,773
Professional fees	34,419
Shareholder communication	14,008
Custodian	3,028
Trustees	1,966
Accrued expenses	4,194
Dividend payable	62,060

Total liabilities	28,690,652

Net assets	$888,972,437

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,886
Additional paid-in capital	830,051,387

830,131,273
Distributions in excess of net investment income	(138,968)
Accumulated net realized gain (loss) on investments and futures transactions	1,819,084
Net unrealized appreciation (depreciation) on investments and futures contracts	57,161,048

Net assets	$888,972,437

Investor Class
Net assets applicable to outstanding shares	$9,676,438

Shares of beneficial interest outstanding	865,735

Net asset value per share outstanding	$11.18
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.71

Class A
Net assets applicable to outstanding shares	$74,655,856

Shares of beneficial interest outstanding	6,713,035

Net asset value per share outstanding	$11.12
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.64

Class B
Net assets applicable to outstanding shares	$10,405,651

Shares of beneficial interest outstanding	934,714

Net asset value and offering price per share outstanding	$11.13

Class C
Net assets applicable to outstanding shares	$39,868,900

Shares of beneficial interest outstanding	3,577,420

Net asset value and offering price per share outstanding	$11.14

Class I
Net assets applicable to outstanding shares	$754,312,875

Shares of beneficial interest outstanding	67,790,325

Net asset value and offering price per share outstanding	$11.13

Class R1
Net assets applicable to outstanding shares	$26,386

Shares of beneficial interest outstanding	2,371

Net asset value and offering price per share outstanding	$11.13

Class R2
Net assets applicable to outstanding shares	$26,331

Shares of beneficial interest outstanding	2,368

Net asset value and offering price per share outstanding	$11.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$17,032,672

Expenses
Manager (See Note 3)	2,544,806
Transfer agent (See Note 3)	423,008
Distribution/Service—Investor Class (See Note 3)	11,416
Distribution/Service—Class A (See Note 3)	88,231
Distribution/Service—Class B (See Note 3)	52,107
Distribution/Service—Class C (See Note 3)	199,900
Distribution/Service—Class R2 (See Note 3)	33
Registration	52,596
Professional fees	38,652
Shareholder communication	24,984
Custodian	17,901
Trustees	10,008
Shareholder service (See Note 3)	25
Miscellaneous	16,469

Total expenses before waiver/reimbursement	3,480,136
Expense waiver/reimbursement from Manager (See Note 3)	(488,558)

Net expenses	2,991,578

Net investment income (loss)	14,041,094

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	3,605,133
Futures transactions	(322,480)

Net realized gain (loss) on investments and futures transactions	3,282,653

Net change in unrealized appreciation (depreciation) on:
Investments	(720,758)
Futures contracts	(911,421)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,632,179)

Net realized and unrealized gain (loss) on investments and futures transactions	1,650,474

Net increase (decrease) in net assets resulting from operations	$15,691,568

24	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,041,094	$26,612,401
Net realized gain (loss) on investments and futures transactions	3,282,653	3,251,113
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,632,179)	33,869,888

Net increase (decrease) in net assets resulting from operations	15,691,568	63,733,402

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(140,069)	(228,542)
Class A	(1,120,733)	(1,953,483)
Class B	(120,963)	(218,923)
Class C	(461,087)	(805,251)
Class I	(12,613,965)	(23,880,504)
Class R1	(430)	(279)
Class R2	(396)	(258)

	(14,457,643)	(27,087,240)

From net realized gain on investments:
Investor Class	(27,493)	(119,735)
Class A	(212,558)	(939,806)
Class B	(32,496)	(158,297)
Class C	(123,917)	(528,535)
Class I	(2,259,296)	(10,338,807)
Class R1	(80)	—
Class R2	(80)	—

	(2,655,920)	(12,085,180)

Total dividends and distributions to shareholders	(17,113,563)	(39,172,420)

Capital share transactions:
Net proceeds from sale of shares	120,698,793	383,514,258
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,359,886	36,272,589
Cost of shares redeemed	(127,424,903)	(185,332,897)

Increase (decrease) in net assets derived from capital share transactions	9,633,776	234,453,950

Net increase (decrease) in net assets	8,211,781	259,014,932

Net Assets
Beginning of period	880,760,656	621,745,724

End of period	$888,972,437	$880,760,656

Undistributed (distributions in excess of) net investment income at end of period	$(138,968)	$277,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,								February 28, 2008** through October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.20		$10.90		$10.94		$10.37		$9.39		$9.92

Net investment income (loss)	0.16	(a)	0.34		0.38		0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	0.02		0.51		0.09		0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		—		(0.01)		0.01		—

Total from investment operations	0.18		0.85		0.47		0.95		1.27		(0.29)

Less dividends and distributions:
From net investment income	(0.17)		(0.35)		(0.43)		(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.03)		(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.20)		(0.55)		(0.51)		(0.38)		(0.29)		(0.24)

Net asset value at end of period	$11.18		$11.20		$10.90		$10.94		$10.37		$9.39

Total investment return (b)	1.66	%(c)	8.14%		4.51%		9.33%		13.72%		(2.98	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95	%††	3.16%		3.55%		3.38%		3.03%		3.73	%††
Net expenses	0.98	%††	1.00%		1.03%		1.07%		1.17%		1.20	%††
Expenses (before waiver/reimbursement)	1.07	%††	1.09%		1.13%		1.17%		1.25%		1.34	%††
Portfolio turnover rate	32	%(d)	65	%(d)	104	%(d)	185	%(d)	246	%(d)	114	%(d)
Net assets at end of period (in 000’s)	$9,676		$8,670		$6,013		$4,608		$2,743		$1,727

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 21%, 38%, 65%, 79%, 130% and 92% for the six months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

26	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.14		$10.85		$10.89		$10.32		$9.35		$9.73

Net investment income (loss)	0.17	(a)	0.35		0.39		0.36		0.34		0.43
Net realized and unrealized gain (loss) on investments	0.01		0.50		0.09		0.61		0.93		(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		—		(0.01)		0.01		—

Total from investment operations	0.18		0.85		0.48		0.96		1.28		0.02

Less dividends and distributions:
From net investment income	(0.17)		(0.36)		(0.44)		(0.37)		(0.31)		(0.40)
From net realized gain on investments	(0.03)		(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.20)		(0.56)		(0.52)		(0.39)		(0.31)		(0.40)

Net asset value at end of period	$11.12		$11.14		$10.85		$10.89		$10.32		$9.35

Total investment return (b)	1.72	%(c)	8.20%		4.63%		9.48%		13.89%		0.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.06	%††	3.27%		3.62%		3.47%		3.20%		4.02%
Net expenses	0.88	%††	0.89%		0.93%		0.96%		1.00%		1.03%
Expenses (before waiver/reimbursement)	0.97	%††	0.98%		1.03%		1.06%		1.08%		1.16%
Portfolio turnover rate	32	%(d)	65	%(d)	104	%(d)	185	%(d)	246	%(d)	114	%(d)
Net assets at end of period (in 000’s)	$74,656		$66,161		$47,432		$35,837		$33,134		$16,211

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 21%, 38%, 65%, 79%, 130% and 92% for the six months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.15		$10.86		$10.90		$10.33		$9.36		$9.74

Net investment income (loss)	0.12	(a)	0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments	0.02		0.50		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		—		(0.01)		0.01		—

Total from investment operations	0.14		0.76		0.39		0.87		1.19		(0.07)

Less dividends and distributions:
From net investment income	(0.13)		(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments	(0.03)		(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.16)		(0.47)		(0.43)		(0.30)		(0.22)		(0.31)

Net asset value at end of period	$11.13		$11.15		$10.86		$10.90		$10.33		$9.36

Total investment return (b)	1.29	%(c)	7.27%		3.74%		8.55%		12.82%		(0.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	%††	2.41%		2.81%		2.62%		2.29%		3.13%
Net expenses	1.73	%††	1.75%		1.78%		1.81%		1.92%		1.91%
Expenses (before waiver/reimbursement)	1.82	%††	1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate	32	%(d)	65	%(d)	104	%(d)	185	%(d)	246	%(d)	114	%(d)
Net assets at end of period (in 000’s)	$10,406		$10,129		$7,815		$7,797		$6,065		$4,580

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 21%, 38%, 65%, 79%, 130% and 92% for the six months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

28	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.17		$10.87		$10.91		$10.34		$9.37		$9.75

Net investment income (loss)	0.12	(a)	0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments	0.01		0.51		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		—		(0.01)		0.01		—

Total from investment operations	0.13		0.77		0.39		0.87		1.19		(0.07)

Less dividends and distributions:
From net investment income	(0.13)		(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments	(0.03)		(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.16)		(0.47)		(0.43)		(0.30)		(0.22)		(0.31)

Net asset value at end of period	$11.14		$11.17		$10.87		$10.91		$10.34		$9.37

Total investment return (b)	1.19	%(c)	7.36%		3.74%		8.54%		12.92%		(0.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	%††	2.41%		2.80%		2.63%		2.27%		3.11%
Net expenses	1.73	%††	1.75%		1.78%		1.81%		1.92%		1.92%
Expenses (before waiver/reimbursement)	1.82	%††	1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate	32	%(d)	65	%(d)	104	%(d)	185	%(d)	246	%(d)	114	%(d)
Net assets at end of period (in 000’s)	$39,869		$39,141		$27,052		$22,850		$16,747		$7,106

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 21%, 38%, 65%, 79%, 130% and 92% for the six months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.15		$10.85		$10.89		$10.32		$9.35		$9.73

Net investment income (loss)	0.18	(a)	0.38		0.43		0.41		0.34		0.43
Net realized and unrealized gain (loss) on investments	0.02		0.51		0.09		0.60		0.96		(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		—		(0.01)		0.01		—

Total from investment operations	0.20		0.89		0.52		1.00		1.31		0.05

Less dividends and distributions:
From net investment income	(0.19)		(0.39)		(0.48)		(0.41)		(0.34)		(0.43)
From net realized gain on investments	(0.03)		(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.22)		(0.59)		(0.56)		(0.43)		(0.34)		(0.43)

Net asset value at end of period	$11.13		$11.15		$10.85		$10.89		$10.32		$9.35

Total investment return (b)	1.86	%(c)	8.61%		4.97%		9.88%		14.22%		0.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34	%††	3.55%		3.98%		3.84%		3.50%		4.35%
Net expenses	0.60	%††	0.60%		0.60%		0.59%		0.66%		0.70%
Expenses (before waiver/reimbursement)	0.72	%††	0.73%		0.78%		0.81%		0.83%		0.78%
Portfolio turnover rate	32	%(d)	65	%(d)	104	%(d)	185	%(d)	246	%(d)	114	%(d)
Net assets at end of period (in 000’s)	$754,313		$756,608		$533,433		$486,383		$516,522		$133,090

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 21%, 38%, 65%, 79%, 130% and 92% for the six months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

30	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		June 29, 2012** through October 31,
	2013*		2012
Net asset value at beginning of period	$11.15		$10.87

Net investment income (loss)	0.18	(a)	0.12
Net realized and unrealized gain (loss) on investments	0.01		0.28

Total from investment operations	0.19		0.40

Less dividends and distributions:
From net investment income	(0.18)		(0.12)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.21)		(0.12)

Net asset value at end of period	$11.13		$11.15

Total investment return (b)	1.79	%(c)	3.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22	%††	3.36	%††
Net expenses	0.73	%††	0.73	%††
Expenses (before reimbursement/waiver)	0.81	%††	0.82	%††
Portfolio turnover rate	32	%(d)	65	%(d)
Net assets at end of period (in 000’s)	$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar roll were 21% and 38% for the six months ended April 30, 2013, and for the period ended October 31, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		June 29, 2012** through October 31,
	2013*		2012
Net asset value at beginning of period	$11.14		$10.86

Net investment income (loss)	0.16	(a)	0.11
Net realized and unrealized gain (loss) on investments	0.02		0.28

Total from investment operations	0.18		0.39

Less dividends and distributions:
From net investment income	(0.17)		(0.11)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.20)		(0.11)

Net asset value at end of period	$11.12		$11.14

Total investment return (b)	1.67	%(c)	3.62	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97	%††	3.10	%††
Net expenses	0.97	%††	0.98	%††
Expenses (before waiver/reimbursement)	1.07	%††	1.07	%††
Portfolio turnover rate	32	%(d)	65	%(d)
Net assets at end of period (in 000’s)	$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar roll were 21% and 38% for the six months ended April 30, 2013, and for the period ended October 31, 2012, respectively.

32	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $94,957 that were fair valued.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each secu-

rity trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

34	MainStay Intermediate Term Bond Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2013, the Fund did not hold any foreign currency forward contracts.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.

Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

36	MainStay Intermediate Term Bond Fund

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$0	(a)	$—	$0	(a)
Futures Contracts Long	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	$—		$201,976	$201,976

Total Fair Value		$—		$201,976	$201,976

(a)	Less than one dollar.

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(1,318,768)	$(1,318,768)

Total Fair Value		$—	$(1,318,768)	$(1,318,768)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudifed) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(322,480)	$(322,480)

Total Realized Gain (Loss)		$—	$(322,480)	$(322,480)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(911,421)	$(911,421)

Total Change in Unrealized Appreciation (Depreciation)		$—	$(911,421)	$(911,421)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	2	—	—
Futures Contracts Long	—	32	32
Futures Contracts Short	—	(1,056)	(1,056)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the six-month period ended April 30, 2013.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,544,806 and waived its fees and/or reimbursed expenses in the amount of $488,558.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various

38	MainStay Intermediate Term Bond Fund

aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$12
Class R2	13

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,672 and $32,869, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $380, $6,248 and $6,878, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$8,883
Class A	32,060
Class B	10,121
Class C	38,821
Class I	333,099
Class R1	12
Class R2	12

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R1	$26,319	99.7%
Class R2	26,272	99.8

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$35,201,050
Long-Term Capital Gain	3,971,370
Total	$39,172,420

mainstayinvestments.com	39

Notes to Financial Statements (Unaudifed) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	4/30/2013 Value	Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	1	$—	$0(a)	0.00	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1	4	0(a)	0.00	‡
Total			$4	$0(a)	0.00	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $197,252 and $215,937, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $72,631 and $58,391, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	174,369	$1,940,770
Shares issued to shareholders in reinvestment of dividends and distributions	14,859	165,238
Shares redeemed	(106,323)	(1,182,455)

Net increase (decrease) in shares outstanding before conversion	82,905	923,553
Shares converted into Investor Class (See Note 1)	51,373	569,523
Shares converted from Investor Class (See Note 1)	(42,773)	(475,629)

Net increase (decrease)	91,505	$1,017,447

Year ended October 31, 2012:
Shares sold	378,236	$4,141,590
Shares issued to shareholders in reinvestment of dividends and distributions	31,742	343,772
Shares redeemed	(157,174)	(1,712,211)

Net increase (decrease) in shares outstanding before conversion	252,804	2,773,151
Shares converted into Investor Class (See Note 1)	76,360	832,262
Shares converted from Investor Class (See Note 1)	(106,575)	(1,159,817)

Net increase (decrease)	222,589	$2,445,596

40	MainStay Intermediate Term Bond Fund

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,446,282	$16,016,943
Shares issued to shareholders in reinvestment of dividends and distributions	101,576	1,123,740
Shares redeemed	(807,479)	(8,938,623)

Net increase (decrease) in shares outstanding before conversion	740,379	8,202,060
Shares converted into Class A (See Note 1)	64,832	716,822
Shares converted from Class A (See Note 1)	(29,492)	(325,589)

Net increase (decrease)	775,719	$8,593,293

Year ended October 31, 2012:
Shares sold	5,063,749	$55,276,791
Shares issued to shareholders in reinvestment of dividends and distributions	222,732	2,400,189
Shares redeemed	(3,857,183)	(42,277,029)

Net increase (decrease) in shares outstanding before conversion	1,429,298	15,399,951
Shares converted into Class A (See Note 1)	156,611	1,692,432
Shares converted from Class A (See Note 1)	(21,155)	(230,400)

Net increase (decrease)	1,564,754	$16,861,983

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	184,302	$2,043,353
Shares issued to shareholders in reinvestment of dividends and distributions	12,288	136,137
Shares redeemed	(126,014)	(1,395,189)

Net increase (decrease) in shares outstanding before conversion	70,576	784,301
Shares converted from Class B (See Note 1)	(43,961)	(485,127)

Net increase (decrease)	26,615	$299,174

Year ended October 31, 2012:
Shares sold	457,424	$4,975,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,582	329,136
Shares redeemed	(194,606)	(2,112,100)

Net increase (decrease) in shares outstanding before conversion	293,400	3,192,864
Shares converted from Class B (See Note 1)	(105,030)	(1,134,477)

Net increase (decrease)	188,370	$2,058,387

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	576,641	$6,398,827
Shares issued to shareholders in reinvestment of dividends and distributions	41,295	457,941
Shares redeemed	(545,724)	(6,048,786)

Net increase (decrease)	72,212	$807,982

Year ended October 31, 2012:
Shares sold	1,603,552	$17,474,383
Shares issued to shareholders in reinvestment of dividends and distributions	83,560	901,826
Shares redeemed	(670,301)	(7,303,552)

Net increase (decrease)	1,016,811	$11,072,657

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	8,520,676	$94,298,900
Shares issued to shareholders in reinvestment of dividends and distributions	1,307,840	14,475,845
Shares redeemed	(9,898,130)	(109,859,850)

Net increase (decrease)	(69,614)	$(1,085,105)

Year ended October 31, 2012:
Shares sold	27,853,453	$301,595,666
Shares issued to shareholders in reinvestment of dividends and distributions	2,991,595	32,297,129
Shares redeemed	(12,128,789)	(131,928,005)

Net increase (decrease)	18,716,259	$201,964,790

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	46	509

Net increase (decrease)	46	$509

Year ended October 31, 2012:
Shares sold	2,300	$25,000
Shares issued to shareholders in reinvestment of dividends	25	279

Net increase (decrease)	2,325	$25,279

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	43	476

Net increase (decrease)	43	$476

Year ended October 31, 2012:
Shares sold	2,301	$25,000
Shares issued to shareholders in reinvestment of dividends	24	258

Net increase (decrease)	2,325	$25,258

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Intermediate Term Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Intermediate Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

44	MainStay Intermediate Term Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	45

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Intermediate Term Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30291 MS175-13	MSIT10-06/13 NL0B4

MainStay Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–3.02 –0.02%	–2.56 0.45%	1.26 1.88%	1.98 2.29%	1.44 1.44%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.87 0.14	–2.25 0.77	1.59 2.21	2.14 2.45	1.10 1.10
Class I Shares	No Sales Charge		0.26	1.02	2.48	2.77	0.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[5]	0.48%	1.04%	2.52%	3.03%
Average Lipper Short U.S. Government Fund[6]	0.03	0.49	2.07	2.42

5.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$999.80	$6.10	$1,018.70	$6.16

Class A Shares	$1,000.00	$1,001.40	$4.52	$1,020.30	$4.56

Class I Shares	$1,000.00	$1,002.60	$3.28	$1,021.50	$3.31

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.23% for Investor Class, 0.91% for Class A and 0.66% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	United States Treasury Notes, 0.25%–2.25%, due 7/15/13–6/15/15

2.	Federal National Mortgage Association, 0.50%–0.75%, due 11/28/14–11/6/15

3.	St. Jude Medical, Inc., 2.20%, due 9/15/13

4.	JPMorgan Chase & Co., 3.45%, due 3/1/16

5.	Total Capital S.A., 3.125%, due 10/2/15
6.	PNC Funding Corp., 3.625%, due 2/8/15

7.	Hartford Financial Services Group, Inc., 4.75%, due 3/1/14

8.	Hutchison Whampoa International, Ltd., 4.625%, due 9/11/15

9.	General Electric Capital Corp., 3.75%, due 11/14/14

10.	DaimlerChrysler North America LLC, 6.50%, due 11/15/13

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Short Term Bond Fund returned –0.02% for Investor Class shares and 0.14% for Class A shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 0.26%. Class A and Class I shares outperformed—and Investor Class shares underperformed—the 0.03% return of the average Lipper1 short U.S. government fund. All share classes underperformed the 0.48% return of the Barclays U.S. 1–3 Year Government/Credit Index2 for the six months ended April 30, 2013. The Barclays U.S. 1–3 Year Government/Credit Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Positions in U.S. Treasury securities and agency securities detracted from the Fund’s performance relative to the average peer fund and the Barclays U.S. 1–3 Year Government/Credit Index. An overweight position in corporate bonds, however, was an important driver of the Fund’s relative results. Corporate bond spreads3 compressed as investors continued to hunt for yield during a reporting period when the Federal Reserve’s policies remained highly accommodative. The Fund was overweight relative to the Index in lower-quality investment-grade corporate bonds, which outperformed their higher-quality counterparts. Within the Fund’s overweight position in corporate bonds, U.S. banks were a key area of focus. The upward trend in balance-sheet improvement led us to an overweight position in select domestic money-center banks. Asset quality continues to improve, while the number of problem assets declines. In addition, U.S. bank reserves strengthened as the level of capital peaked.

How did the Fund’s duration4 positioning affect the Fund’s performance during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/Credit Index. This positioning did not have a significant impact on performance.

What specific factors, risks or market forces prompted decisions for the Fund during the reporting period?

We slightly increased the Fund’s exposure to corporate bonds during the reporting period while reducing the Fund’s weightings in government and agency securities. We increased the Fund’s exposure to corporate bonds because we expected investment-grade corporate bonds to generate higher returns than government-related debt. Our reasoning involved three factors. First, we believed that the prospects for credit-related sectors were aligned with the decision of the Federal Open Market Committee (FOMC) to maintain the federal funds rate in a near-zero range. Second, the low interest-rate environment sparked healthy demand for higher-spread product. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps.

During the reporting period, which market segments were particularly strong and which ones were weak?

The Fund held underweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index in U.S. Treasury securities and agency securities, which helped relative performance. The Fund’s overweight position in corporate bonds had a positive impact on performance during the reporting period. Corporate-bond spreads compressed as investors reached for yield. The spread represents the premium (or compensation) for credit risk and liquidity risk. Lower-quality investment-grade bonds (those rated BBB and A),5 among which the Fund was overweight relative to the benchmark, outperformed higher-quality bonds. From a sector perspective our positions in financial bonds continued to perform well for the Fund.

The Fund benefited from its higher-beta6 bias, which remained intact during the reporting period. Our primary emphasis in the corporate-bond market is on senior and junior subordinated debt of large domestic banks, as well as select health and life insurers and real estate investment trusts (“REITs”). The capital-base strength of large U.S. banks (Tier 1) is an important factor for a creditor.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains invested in natural gas pipeline distributors and operators, seeking to benefit from their resilient cash-flow streams. This positioning is consistent with our longer-term approach to investing and our view that it is still too early to reduce the Fund’s beta in this market. During the reporting period, we added ConcoPhilips to the Fund.

We also favored positive free-cash-flow-generating consumer cyclical sectors (restaurants, lodging, retailers and homebuilders) and non-cyclical sectors (food & beverage, health care) that have benefited from improving trends in consumer spending and consumer confidence. We also added Pfizer to the Fund during the reporting period.

We sold the Fund’s position in U.S. Bank because we believed that the potential for further spread tightening relative to U.S. Treasury securities was limited. We sold Vodafone and Verizon because we were concerned that a potential deal involving

Verizon Wireless, a jointly owned subsidiary, might cause spreads to widen.

How did the Fund’s weightings change during the reporting period?

The overall risk composition of the Fund remained intact, consistent with our longer-term approach to investing. The Fund remained overweight in investment-grade corporate bonds relative to the Barclays U.S. 1–3 Year Government/Credit Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2103, the Fund held overweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index in investment-grade corporate bonds and commercial mortgage-backed securities. Offsetting these overweight sector positions were underweight positions relative to the Index in U.S. Treasury securities and agency debentures.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.9%† Asset-Backed Security 0.9%
Automobile 0.9%
Hertz Vehicle Financing LLC
Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$700,000	$754,138

Total Asset-Backed Security (Cost $747,718)		754,138

Corporate Bonds 48.8%
Aerospace & Defense 0.3%
United Technologies Corp. 1.20%, due 6/1/15	275,000	279,197

Agriculture 1.9%
Philip Morris International, Inc. 6.875%, due 3/17/14	1,070,000	1,131,125
Reynolds American, Inc. 1.05%, due 10/30/15	420,000	420,505

		1,551,630

Auto Manufacturers 1.4%
♦DaimlerChrysler North America LLC 6.50%, due 11/15/13	1,117,000	1,152,888

Banks 13.3%
Bank of America Corp.
2.00%, due 1/11/18	305,000	305,977
6.50%, due 8/1/16	645,000	743,950
Barclays Bank PLC 5.00%, due 9/22/16	640,000	721,410
BB&T Corp. 1.60%, due 8/15/17	915,000	927,376
Capital One Financial Corp. 6.75%, due 9/15/17	440,000	533,368
Citigroup, Inc. 2.65%, due 3/2/15	835,000	859,754
Discover Bank / Greenwood DE 2.00%, due 2/21/18	340,000	343,454
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	975,000	1,038,243
♦JPMorgan Chase & Co. 3.45%, due 3/1/16	1,235,000	1,317,786
KeyCorp 6.50%, due 5/14/13	625,000	626,210
Morgan Stanley 4.00%, due 7/24/15	895,000	944,554
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,303,889

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	$565,000	$581,983
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	828,082

		11,076,036

Beverages 2.8%
Coca-Cola Co. (The) 0.75%, due 3/13/15	785,000	790,659
PepsiCo., Inc.
0.75%, due 3/5/15	560,000	562,446
0.80%, due 8/25/14	375,000	376,905
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	596,237

		2,326,247

Computers & Peripherals 1.0%
Apple, Inc. 1.00%, due 5/3/18	875,000	871,771

Diversified Financial Services 1.5%
♦General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,278,825

Electric 1.3%
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,085,000	1,091,233

Finance—Commercial 1.0%
Caterpillar Financial Services Corp. 1.25%, due 11/6/17	790,000	795,964

Finance—Other Services 1.3%
Private Export Funding Corp. 1.375%, due 2/15/17	1,020,000	1,049,975

Food 0.7%
Kellogg Co. 1.125%, due 5/15/15	305,000	307,977
Kraft Foods Group, Inc. 1.625%, due 6/4/15	290,000	294,933

		602,910

Health Care—Products 1.6%
♦St. Jude Medical, Inc. 2.20%, due 9/15/13	1,310,000	1,318,574

Health Care—Services 0.7%
UnitedHealth Group, Inc. 0.85%, due 10/15/15	535,000	538,757

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Holding Company—Diversified 1.5%
♦Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	$1,195,000	$1,285,100

Insurance 2.6%
♦Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,289,152
MetLife, Inc. 2.375%, due 2/6/14	890,000	903,190

		2,192,342

Media 1.1%
NBC Universal Media LLC 2.10%, due 4/1/14	875,000	887,808

Mining 1.0%
Anglo American Capital PLC 9.375%, due 4/8/14 (a)	750,000	807,591

Miscellaneous—Manufacturing 0.8%
3M Co. 1.375%, due 9/29/16	660,000	677,036

Office Equipment/Supplies 0.5%
Xerox Corp. 8.25%, due 5/15/14	385,000	413,992

Oil & Gas 4.6%
BP Capital Markets PLC 5.25%, due 11/7/13	425,000	435,687
Chevron Corp. 1.104%, due 12/5/17	445,000	447,073
ConocoPhillips Co. 1.05%, due 12/15/17	455,000	455,643
PetroHawk Energy Corp. 7.25%, due 8/15/18	805,000	890,934
Phillips 66 2.95%, due 5/1/17	285,000	303,384
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,306,297

		3,839,018

Pharmaceuticals 1.6%
Pfizer, Inc. 5.35%, due 3/15/15	750,000	815,863
Sanofi 1.20%, due 9/30/14	510,000	516,005

		1,331,868

	Principal Amount	Value

Pipelines 0.6%
DCP Midstream LLC 9.70%, due 12/1/13 (a)	$510,000	$535,125

Retail 1.1%
Costco Wholesale Corp. 0.65%, due 12/7/15	940,000	944,576

Semiconductors 1.1%
Intel Corp. 1.35%, due 12/15/17	910,000	916,191

Software 0.9%
Oracle Corp. 1.20%, due 10/15/17	730,000	734,493

Telecommunications 2.6%
BellSouth Corp. 5.20%, due 9/15/14	540,000	573,288
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	826,605
Verizon Communications, Inc. 0.70%, due 11/2/15	800,000	797,612

		2,197,505

Total Corporate Bonds (Cost $39,844,723)		40,696,652

Mortgage-Backed Securities 4.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.7%
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class AAB 5.422%, due 1/15/49	657,555	683,825
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-T16, Class A6 4.75%, due 2/13/46 (b)	200,000	209,042
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	400,000	440,332
GE Capital Commercial Mortgage Corp.
Series 2004-C2, Class A4 4.893%, due 3/10/40	500,000	512,998
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	770,885	788,472
RBSCF Trust
Series 2010-MB1, Class A1 2.367%, due 4/15/24 (a)	475,853	483,152
Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	450,000	472,809

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41 (b)	$310,000	$322,414

Total Mortgage-Backed Securities (Cost $3,929,229)		3,913,044

U.S. Government & Federal Agencies 42.5%
Federal Home Loan Mortgage Corporation 1.0%
1.00%, due 8/20/14	825,000	833,468

♦Federal National Mortgage Association 2.7%
0.50%, due 11/6/15	870,000	870,504
0.75%, due 11/28/14	1,350,000	1,355,296

		2,225,800

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
4.50%, due 11/1/18	117,300	126,141

♦United States Treasury Notes 38.7%
0.25%, due 9/15/14	10,185,000	10,194,553
0.375%, due 3/15/15	6,050,000	6,068,434
0.375%, due 6/15/15	5,885,000	5,902,931
1.00%, due 7/15/13	2,175,000	2,179,248
1.25%, due 3/15/14	5,100,000	5,149,608
2.25%, due 5/31/14	2,710,000	2,771,398

		32,266,172

Total U.S. Government & Federal Agencies (Cost $35,310,384)		35,451,581

Yankee Bond 1.0% (c)
Oil & Gas 1.0%
EnCana Corp. 4.75%, due 10/15/13	850,000	865,641

Total Yankee Bond (Cost $861,606)		865,641

Total Long-Term Bonds (Cost $80,693,660)		81,681,056

	Principal Amount	Value

Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $2,065,675 (Collateralized by a Federal Home Lone Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $2,110,000 and a Market Value of $2,109,238)	$2,065,675	$2,065,675

Total Short-Term Investment (Cost $2,065,675)		2,065,675

Total Investments (Cost $82,759,335) (d)	100.4%	83,746,731
Other Assets, Less Liabilities	(0.4)	(336,492)
Net Assets	100.0%	$83,410,239

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	As of April 30, 2013, cost is $82,759,335 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,037,332
Gross unrealized depreciation	(49,936)

Net unrealized appreciation	$987,396

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$754,138	$—	$754,138
Corporate Bonds	—	40,696,652	—	40,696,652
Mortgage-Backed Securities	—	3,913,044	—	3,913,044
U.S. Government & Federal Agencies	—	35,451,581	—	35,451,581
Yankee Bond	—	865,641	—	865,641

Total Long-Term Bonds	—	81,681,056	—	81,681,056

Short-Term Investment
Repurchase Agreement	—	2,065,675	—	2,065,675

Total Investments in Securities	$—	$83,746,731	$—	$83,746,731

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $82,759,335)	$83,746,731
Receivables:
Fund shares sold	412,346
Interest	401,752
Other assets	30,876

Total assets	84,591,705

Liabilities
Payables:
Investment securities purchased	871,771
Fund shares redeemed	214,072
Professional fees	24,507
Manager (See Note 3)	22,192
Transfer agent (See Note 3)	21,098
Shareholder communication	12,325
NYLIFE Distributors (See Note 3)	6,507
Custodian	927
Trustees	247
Accrued expenses	2,081
Dividend payable	5,739

Total liabilities	1,181,466

Net assets	$83,410,239

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,669
Additional paid-in capital	82,341,423

82,350,092
Distributions in excess of net investment income	(6,610)
Accumulated net realized gain (loss) on investments	79,361
Net unrealized appreciation (depreciation) on investments	987,396

Net assets	$83,410,239

Investor Class
Net assets applicable to outstanding shares	$4,075,289

Shares of beneficial interest outstanding	422,269

Net asset value per share outstanding	$9.65
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.95

Class A
Net assets applicable to outstanding shares	$26,416,978

Shares of beneficial interest outstanding	2,745,441

Net asset value per share outstanding	$9.62
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.92

Class I
Net assets applicable to outstanding shares	$52,917,972

Shares of beneficial interest outstanding	5,500,797

Net asset value and offering price per share outstanding	$9.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$673,625

Expenses
Manager (See Note 3)	250,501
Transfer agent (See Note 3)	60,904
Distribution/Service—Investor Class (See Note 3)	5,302
Distribution/Service—Class A (See Note 3)	36,311
Registration	24,604
Professional fees	23,959
Shareholder communication	14,655
Custodian	3,004
Trustees	989
Miscellaneous	3,827

Total expenses before waiver/reimbursement	424,056
Expense waiver/reimbursement from Manager (See Note 3)	(101,606)

Net expenses	322,450

Net investment income (loss)	351,175

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	79,421
Net change in unrealized appreciation (depreciation) on investments	(268,344)

Net realized and unrealized gain (loss) on investments	(188,923)

Net increase (decrease) in net assets resulting from operations	$162,252

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$351,175	$817,874
Net realized gain (loss) on investments	79,421	359,400
Net change in unrealized appreciation (depreciation) on investments	(268,344)	(7,140)

Net increase (decrease) in net assets resulting from operations	162,252	1,170,134

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(7,970)	(18,510)
Class A	(101,363)	(250,805)
Class I	(241,248)	(549,320)

	(350,581)	(818,635)

From net realized gain on investments:
Investor Class	(17,969)	(18,951)
Class A	(126,883)	(141,099)
Class I	(212,374)	(245,785)

	(357,226)	(405,835)

Total dividends and distributions to shareholders	(707,807)	(1,224,470)

Capital share transactions:
Net proceeds from sale of shares	23,615,408	54,026,156
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	614,935	1,093,274
Cost of shares redeemed	(27,561,469)	(51,787,872)

Increase (decrease) in net assets derived from capital share transactions	(3,331,126)	3,331,558

Net increase (decrease) in net assets	(3,876,681)	3,277,222

Net Assets
Beginning of period	87,286,920	84,009,698

End of period	$83,410,239	$87,286,920

Distributions in excess of net investment income at end of period	$(6,610)	$(7,204)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$9.71		$9.72	$9.81	$9.81		$9.32		$9.44

Net investment income (loss)	0.02		0.04	0.08	0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.03	(0.06)	0.13		0.49		(0.11)

Total from investment operations	—		0.07	0.02	0.18		0.59		0.02

Less dividends and distributions:
From net investment income	(0.02)		(0.04)	(0.09)	(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.04)		(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.06)		(0.08)	(0.11)	(0.18)		(0.10)		(0.14)

Net asset value at end of period	$9.65		$9.71	$9.72	$9.81		$9.81		$9.32

Total investment return (b)	(0.02	%)(c)	0.79%	0.13%	1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	% ††	0.44%	0.83%	0.63%		1.00%		2.10	%††
Net expenses	1.23	% ††	1.27%	1.33%	1.38%		1.11%		1.00	%††
Expenses (before waiver/reimbursement)	1.47	% ††	1.44%	1.55%	1.60%		1.62%		2.09	%††
Portfolio turnover rate	19%		60%	39%	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$4,075		$4,356	$4,128	$4,119		$3,180		$2,266

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$9.68		$9.69	$9.78	$9.79		$9.29		$9.19

Net investment income (loss)	0.03		0.09	0.11	0.11		0.10		0.24	(a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.02	(0.06)	0.11		0.51		0.11

Total from investment operations	0.01		0.11	0.05	0.22		0.61		0.35

Less dividends and distributions:
From net investment income	(0.03)		(0.08)	(0.12)	(0.11)		(0.11)		(0.25)
From net realized gain on investments	(0.04)		(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.07)		(0.12)	(0.14)	(0.23)		(0.11)		(0.25)

Net asset value at end of period	$9.62		$9.68	$9.69	$9.78		$9.79		$9.29

Total investment return (b)	0.14	%(c)	1.13%	0.53%	2.19%		6.65%		3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	0.77%	1.23%	1.03%		1.14%		2.55%
Net expenses	0.91	%††	0.93%	0.93%	0.93%		0.91%		0.90%
Expenses (before waiver/reimbursement)	1.15	%††	1.10%	1.15%	1.15%		1.16%		1.32%
Portfolio turnover rate	19%		60%	39%	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$26,417		$31,422	$31,689	$36,665		$54,902		$20,313

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$9.68		$9.69	$9.78	$9.78		$9.29		$9.19

Net investment income (loss)	0.05		0.10	0.14	0.13		0.15		0.29	(a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.03	(0.06)	0.12		0.48		0.09

Total from investment operations	0.03		0.13	0.08	0.25		0.63		0.38

Less dividends and distributions:
From net investment income	(0.05)		(0.10)	(0.15)	(0.13)		(0.14)		(0.28)
From net realized gain on investments	(0.04)		(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.09)		(0.14)	(0.17)	(0.25)		(0.14)		(0.28)

Net asset value at end of period	$9.62		$9.68	$9.69	$9.78		$9.78		$9.29

Total investment return (b)	0.26	%(c)	1.39%	0.78%	2.55%		6.83%		4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	1.03%	1.48%	1.32%		1.43%		3.15%
Net expenses	0.66	%††	0.68%	0.68%	0.68%		0.63%		0.60%
Expenses (before waiver/reimbursement)	0.90	%††	0.85%	0.90%	0.90%		0.91%		0.91%
Portfolio turnover rate	19%		60%	39%	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$52,918		$51,509	$48,193	$76,456		$79,237		$36,701

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

20	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life

Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind

22	MainStay Short Term Bond Fund

securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2013.

Effective February 28, 2013, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.86% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2013, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $250,501 and waived its fees and/or reimbursed expenses in the amount of $101,606.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,014 and $3,462, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $5,993 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$9,623
Class A	18,812
Class I	32,469

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Short Term Bond Fund

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$961,624
Long-Term Capital Gain	262,846
Total	$1,224,470

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $8,866 and $12,942, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $6,674 and $6,043, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	94,358	$911,573
Shares issued to shareholders in reinvestment of dividends and distributions	2,673	25,832
Shares redeemed	(127,879)	(1,234,696)

Net increase (decrease) in shares outstanding before conversion	(30,848)	(297,300)
Shares converted into Investor Class (See Note 1)	10,630	102,581
Shares converted from Investor Class (See Note 1)	(6,015)	(58,093)

Net increase (decrease)	(26,233)	$(252,812)

Year ended October 31, 2012:
Shares sold	142,557	$1,380,240
Shares issued to shareholders in reinvestment of dividends and distributions	3,871	37,397
Shares redeemed	(135,227)	(1,309,079)

Net increase (decrease) in shares outstanding before conversion	11,201	108,558
Shares converted into Investor Class (See Note 1)	17,446	169,041
Shares converted from Investor Class (See Note 1)	(4,850)	(46,701)

Net increase (decrease)	23,797	$230,898

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	599,189	$5,769,635
Shares issued to shareholders in reinvestment of dividends and distributions	17,200	165,644
Shares redeemed	(1,111,396)	(10,701,916)

Net increase (decrease) in shares outstanding before conversion	(495,007)	(4,766,637)
Shares converted into Class A (See Note 1)	6,034	58,093
Shares converted from Class A (See Note 1)	(10,663)	(102,581)

Net increase (decrease)	(499,636)	$(4,811,125)

Year ended October 31, 2012:
Shares sold	2,316,804	$22,339,918
Shares issued to shareholders in reinvestment of dividends and distributions	33,843	326,094
Shares redeemed	(2,362,701)	(22,818,629)

Net increase (decrease) in shares outstanding before conversion	(12,054)	(152,617)
Shares converted into Class A (See Note 1)	4,865	46,701
Shares converted from Class A (See Note 1)	(17,487)	(169,041)

Net increase (decrease)	(24,676)	$(274,957)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,757,903	$16,934,200
Shares issued to shareholders in reinvestment of dividends and distributions	43,976	423,468
Shares redeemed	(1,621,584)	(15,624,857)

Net increase (decrease)	180,295	$1,732,811

Year ended October 31, 2012:
Shares sold	3,135,776	$30,305,998
Shares issued to shareholders in reinvestment of dividends and distributions	75,715	729,783
Shares redeemed	(2,864,506)	(27,660,164)

Net increase (decrease)	346,985	$3,375,617

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel atMacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because

MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

28	MainStay Short Term Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board negotiated a modification of the Fund’s contractual expense limitation arrangements to increase the subsidization of the Fund’s expenses by New York Life Investments.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Short Term Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30290 MS175-13	MSSB10-06/13 NL0B5

MainStay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	10.43 16.86%	13.45 20.06%	2.74 3.91%	–0.11 0.86%	2.63 2.63%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	10.62 17.06	13.92 20.55	2.98 4.15	0.10 1.07	2.37 2.37
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	15.37 16.37	18.22 19.22	3.14 3.14	0.10 0.10	3.38 3.38
Class I Shares	No Sales Charge		17.19	20.82	4.42	1.30	2.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Index[4]	15.05%	17.17%	5.49%	3.55%
Average Lipper Extended U.S. Large-Cap Core Fund[5]	14.51	16.77	2.51	1.78

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,168.60	$14.41	$1,011.50	$13.37

Class A Shares	$1,000.00	$1,170.60	$12.92	$1,012.90	$11.98

Class C Shares	$1,000.00	$1,163.70	$18.51	$1,007.70	$17.17

Class I Shares	$1,000.00	$1,171.90	$11.79	$1,013.90	$10.94

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.68% for Investor Class, 2.40% for Class A, 3.45% for Class C and 2.19% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	11.4%
Insurance	5.9
IT Services	5.6
Media	5.4
Specialty Retail	5.4
Biotechnology	5.1
Software	5.0
Pharmaceuticals	4.8
Computers & Peripherals	4.6
Food & Staples Retailing	4.3
Food Products	4.2
Internet Software & Services	4.1
Commercial Banks	3.4
Diversified Financial Services	3.4
Diversified Telecommunication Services	3.4
Chemicals	3.0
Health Care Providers & Services	3.0
Capital Markets	2.9
Aerospace & Defense	2.6
Communications Equipment	2.0
Hotels, Restaurants & Leisure	2.0
Airlines	1.9
Electronic Equipment & Instruments	1.9
Machinery	1.9
Real Estate Investment Trusts	1.9
Household Durables	1.8
Semiconductors & Semiconductor Equipment	1.8
Health Care Equipment & Supplies	1.7
Beverages	1.6
Internet & Catalog Retail	1.6
Professional Services	1.6
Road & Rail	1.6
Wireless Telecommunication Services	1.5

Personal Products	1.4%
Textiles, Apparel & Luxury Goods	1.4
Energy Equipment & Services	1.2
Household Products	1.2
Trading Companies & Distributors	1.2
Commercial Services & Supplies	1.1
Industrial Conglomerates	1.0
Life Sciences Tools & Services	1.0
Metals & Mining	1.0
Independent Power Producers & Energy Traders	0.9
Automobiles	0.8
Exchange Traded Fund	0.7
Electric Utilities	0.6
Multiline Retail	0.6
Diversified Consumer Services	0.5
Paper & Forest Products	0.5
Tobacco	0.5
Construction & Engineering	0.4
Auto Components	0.3
Construction Materials	0.3
Electrical Equipment	0.3
Air Freight & Logistics	0.2
Gas Utilities	0.1
Building Products	0.0	‡
Consumer Finance	0.0	‡
Containers & Packaging	0.0	‡
Health Care Technology	0.0	‡
Multi-Utilities	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1
Investments Sold Short	–29.5

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay U.S. Equity Opportunities Fund

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Exxon Mobil Corp.

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Google, Inc. Class A

5.	Chevron Corp.
6.	International Business Machines Corp.

7.	JPMorgan Chase & Co.

8.	AT&T, Inc.

9.	Johnson & Johnson

10.	Verizon Communications, Inc.

Top Five Short Positions as of April 30, 2013

1.	Fusion-io, Inc.
2.	Stratasys, Ltd.
3.	Molycorp, Inc.
4.	Pandora Media, Inc.
5.	ServiceNow, Inc.

mainstayinvestments.com	9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Mona Patni, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 16.86% for Investor Class shares, 17.06% for Class A shares and 16.37% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 17.19%. All share classes outperformed the 14.51% return of the average Lipper1 extended U.S. large-cap core fund and the 15.05% return of the Russell 1000® Index2 for the six months ended April 30, 2013. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to the Fund, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, the Fund changed its name from “MainStay 130/30 Core Fund” to “MainStay U.S. Equity Opportunities Fund.” Also effective February 28, 2013, changes were made to the Fund’s Principal Investment Strategy and Investment Process, Principal Risks and Non-Fundamental Investment Policy. In addition, effective February 28, 2013, Andrew Ver Planck was added as a portfolio manager of the Fund. For more information on these changes, please refer to the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Index during the reporting period. The Fund’s stock selection model performed well, with valuation factors contributing positively to the model’s performance. In addition, the model was successful at identifying both winning and losing stocks. In contrast, the model’s momentum factors detracted from performance during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Health care, industrials and materials made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection helped the Fund’s performance in all three sectors. An overweight position in health care and an underweight position in materials also contributed positively to the Fund’s relative performance.

Consumer discretionary, telecommunication services and information technology were the most substantial sector detractors from the Fund’s performance relative to the Russell 1000® Index. In all three cases, stock selection detracted from results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to absolute performance came from metals & mining company Allied Nevada Gold, biotechnology company Gilead Sciences and diversified financial services company Bank of America.

A short position in Allied Nevada Gold contributed to the Fund’s absolute performance. The company’s shares have fallen fairly steadily since November 2012. In mid-January 2013, the precious-metals miner gave disappointing 2013 guidance. The company’s full quarterly report in late February added to investor pessimism, as the company increased estimates for capital expenditures. The company then announced a share sale which caused the stock to further decline.

An overweight position in Gilead Sciences was beneficial as the company extended its impressive rally, which began last year. The stock’s advance was helped by overwhelmingly positive results for the company’s experimental hepatitis C drug.

An overweight position in Bank of America aided performance as the company began to regain the confidence of investors and consumers. Since the beginning of 2013, Bank of America’s progress in resolving legacy legal issues relating back to the financial crisis has been nothing short of extraordinary. Business also improved in the first quarter of 2013 compared to the first quarter of 2012, with double-digit growth on the bank’s top and bottom lines.

The most substantial negative contributions came from computers & peripherals company Apple, food products company Green Mountain Coffee Roasters and liquefied natural gas company Cheniere Energy.

Although Apple, in which the Fund has an overweight position, has a robust product pipeline and ample opportunity to gain share in its various end markets, short product life cycles and intense competition have hurt the company’s performance.

A short position in Green Mountain Coffee Roasters was not rewarded as the company’s shares have rallied sharply since November 2012. The company’s earnings and revenue figures

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Index.

10	MainStay U.S. Equity Opportunities Fund

have displayed consistent growth, which has resulted in higher prices for its shares.

A short position in Cheniere Energy was a drag on the Fund’s relative performance. The company’s share price rallied, as investors were excited about Chiniere Energy’s plans to ship gas procured locally at relatively low prices to regions where it can be sold at much higher prices.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of airline company Delta Airlines and food products company Green Mountain Coffee Roasters. Delta Air Lines has improved its profile through its acquisition of Northwest Airlines and a recent investment in Virgin Atlantic. Green Mountain Coffee Roasters has displayed consistent growth in earnings and revenues, resulting in higher share prices.

During the reporting period, we sold the Fund’s position in media company Virgin Media after news was released that the company would be acquired by Liberty Global for $16 billion in cash and stock. We trimmed the Fund’s position in energy equipment & services company Diamond Offshore. The company has seen a declining trend in profitability, mostly because of its aging fleet of offshore rigs.

How did the Fund’s sector weightings change during the reporting period?

The sectors that saw the most substantial weighting increases relative to the Russell 1000® Index during the reporting period were industrials and consumer staples. Over the same period, the largest sector reductions were in health care and information technology.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer staples and telecommunication services. As of the same date, the Fund’s most substantially underweight sectors relative to the Index were utilities and information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 128.8%†
Aerospace & Defense 2.6%
Boeing Co. (The)	25,287	$2,311,484
Engility Holdings, Inc. (a)	40,454	969,278
Honeywell International, Inc.	7	515
Huntington Ingalls Industries, Inc.	52,950	2,801,055
Spirit AeroSystems Holdings, Inc. Class A (a)	173,300	3,464,267
Textron, Inc. (b)	29,981	772,011
United Technologies Corp. (b)	47,048	4,295,012

		14,613,622

Air Freight & Logistics 0.2%
FedEx Corp. (b)	12,031	1,131,034
United Parcel Service, Inc. Class B	676	58,028

		1,189,062

Airlines 1.9%
Delta Air Lines, Inc. (a)(b)	208,710	3,577,289
Republic Airways Holdings, Inc. (a)	46,900	524,811
SkyWest, Inc.	26,600	380,646
Southwest Airlines Co.	179,770	2,462,849
United Continental Holdings, Inc. (a)(b)	113,629	3,670,217

		10,615,812

Auto Components 0.3%
Cooper Tire & Rubber Co.	15,500	385,795
Delphi Automotive PLC	956	44,177
Goodyear Tire & Rubber Co. (The) (a)(b)	92,669	1,157,899

		1,587,871

Automobiles 0.8%
General Motors Co. (a)	138,128	4,259,868

Beverages 1.6%
Coca-Cola Co. (The) (b)	99,889	4,228,301
Constellation Brands, Inc. Class A (a)(b)	105	5,182
PepsiCo., Inc. (b)	56,284	4,641,742

		8,875,225

Biotechnology 5.1%
Acorda Therapeutics, Inc. (a)	48,600	1,923,102
Alkermes PLC (a)	21,100	645,871
Amgen, Inc. (b)	58,227	6,067,836
Array BioPharma, Inc. (a)	296,791	1,765,906
Astex Pharmaceuticals (a)	64,800	445,824
Biogen Idec, Inc. (a)	2,418	529,373
Celgene Corp. (a)(b)	27,583	3,256,725
Cubist Pharmaceuticals, Inc. (a)	7,500	344,400
Dendreon Corp. (a)	5,900	27,789
Emergent BioSolutions, Inc. (a)	106,200	1,629,108
Gilead Sciences, Inc. (a)(b)	108,738	5,506,492
Myriad Genetics, Inc. (a)	85,802	2,389,586

	Shares	Value

Biotechnology (continued)
Spectrum Pharmaceuticals, Inc.	55,600	$411,996
United Therapeutics Corp. (a)(b)	34,118	2,278,400
Vertex Pharmaceuticals, Inc. (a)	11,658	895,567

		28,117,975

Building Products 0.0%‡
Masco Corp. (b)	2,025	39,366

Capital Markets 2.9%
American Capital Ltd. (a)	126,873	1,919,589
Bank of New York Mellon Corp.	136,134	3,841,701
Charles Schwab Corp. (The) (b)	57,847	981,085
Janus Capital Group, Inc.	3,124	27,866
Lazard, Ltd. Class A	98,540	3,340,506
LPL Financial Holdings, Inc.	30,200	1,043,712
Northern Trust Corp.	15,271	823,412
State Street Corp.	69,727	4,076,938
Waddell & Reed Financial, Inc. Class A	2,218	95,086

		16,149,895

Chemicals 3.0%
Axiall Corp.	57	2,990
CF Industries Holdings, Inc.	13,678	2,551,084
Huntsman Corp. (b)	152,693	2,879,790
Kraton Performance Polymers, Inc. (a)	47,200	1,071,912
LyondellBasell Industries, N.V. Class A	63,793	3,872,235
NewMarket Corp.	83	22,302
OM Group, Inc. (a)	66,800	1,634,596
PPG Industries, Inc.	21,761	3,201,913
Sherwin-Williams Co. (The)	961	175,969
W.R. Grace & Co. (a)	18,407	1,419,364
Westlake Chemical Corp.	353	29,348

		16,861,503

Commercial Banks 3.4%
Banco Latinoamericano de Exportaciones S.A. Class E	30,300	687,507
CapitalSource, Inc.	3,581	32,050
Cardinal Financial Corp.	91,800	1,399,950
Comerica, Inc. (b)	9,528	345,390
Fifth Third Bancorp	122,110	2,079,533
First Republic Bank	87,069	3,306,881
Huntington Bancshares, Inc.	308,502	2,211,959
KeyCorp	276,681	2,758,510
PNC Financial Services Group, Inc. (b)	17,825	1,209,961
Regions Financial Corp.	9,842	83,559
SunTrust Banks, Inc.	48,690	1,424,182
SVB Financial Group (a)	4,965	353,061
Wells Fargo & Co.	81,967	3,113,107

		19,005,650

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies 1.1%
ADT Corp. (The) (a)	16,299	$711,288
Avery Dennison Corp.	77,605	3,216,727
Tyco International, Ltd.	16,048	515,462
Viad Corp.	58,400	1,521,320

		5,964,797

Communications Equipment 2.0%
Brocade Communications Systems, Inc. (a)	310,143	1,805,032
Cisco Systems, Inc. (b)	270,925	5,667,751
EchoStar Corp. Class A (a)	19,619	770,438
Harris Corp.	4,903	226,519
Polycom, Inc. (a)	116,770	1,226,085
QUALCOMM, Inc. (b)	8,676	534,615
Riverbed Technology, Inc. (a)	1,613	23,969
Tellabs, Inc.	370,800	767,556

		11,021,965

Computers & Peripherals 4.6%
♦Apple, Inc. (b)	36,010	15,943,428
Cray, Inc. (a)	57,200	1,210,352
EMC Corp. (a)(b)	2,086	46,789
Hewlett-Packard Co.	67,204	1,384,402
Lexmark International, Inc. Class A	5,700	172,767
NetApp, Inc. (a)	40,763	1,422,221
Silicon Graphics International Corp. (a)	118,900	1,545,700
Western Digital Corp.	71,492	3,952,078

		25,677,737

Construction & Engineering 0.4%
AECOM Technology Corp. (a)	72,178	2,098,214
Chicago Bridge & Iron Co. N.V. (b)	710	38,191

		2,136,405

Construction Materials 0.3%
Headwaters, Inc. (a)	145,500	1,580,130

Consumer Finance 0.0%‡
American Express Co. (b)	888	60,748
Discover Financial Services (b)	986	43,128

		103,876

Containers & Packaging 0.0%‡
Greif, Inc. Class A	386	18,594

Diversified Consumer Services 0.5%
Apollo Group, Inc. Class A (a)	1,596	29,319
DeVry, Inc.	103,300	2,893,433

		2,922,752

Diversified Financial Services 3.4%
Bank of America Corp. (b)	356,983	4,394,461
Citigroup, Inc.	33,668	1,570,949

	Shares	Value

Diversified Financial Services (continued)
Interactive Brokers Group, Inc. Class A	121,817	$1,834,564
♦JPMorgan Chase & Co. (b)	193,119	9,464,762
Leucadia National Corp.	61,200	1,890,468

		19,155,204

Diversified Telecommunication Services 3.4%
♦AT&T, Inc. (b)	235,569	8,824,415
♦Verizon Communications, Inc. (b)	150,438	8,110,112
Vonage Holdings Corp. (a)	562,100	1,714,405

		18,648,932

Electric Utilities 0.6%
American Electric Power Co., Inc.	18,700	961,741
Edison International	25,400	1,366,520
Exelon Corp.	17,950	673,305
Southern Co.	1,306	62,988

		3,064,554

Electrical Equipment 0.3%
Emerson Electric Co.	1,027	57,009
General Cable Corp. (a)	44,034	1,518,292
Rockwell Automation, Inc.	205	17,380

		1,592,681

Electronic Equipment & Instruments 1.9%
Arrow Electronics, Inc. (a)	3,800	149,074
Avnet, Inc. (a)	40,321	1,320,512
Corning, Inc.	44,164	640,378
Itron, Inc. (a)(b)	306	12,133
Jabil Circuit, Inc.	183,641	3,268,810
Plexus Corp. (a)	15,700	423,429
Power-One, Inc. (a)	383,200	2,421,824
Sanmina Corp. (a)	142,200	1,794,564
Vishay Intertechnology, Inc. (a)	32,796	460,456

		10,491,180

Energy Equipment & Services 1.2%
C&J Energy Services, Inc. (a)	19,600	387,884
Diamond Offshore Drilling, Inc.	475	32,823
Halliburton Co. (b)	13,914	595,102
Helmerich & Payne, Inc. (b)	22,731	1,332,491
Key Energy Services, Inc. (a)	2,900	17,226
Nabors Industries, Ltd.	99,437	1,470,673
Pioneer Energy Services Corp. (a)	141,500	997,575
RPC, Inc. (b)	2,267	30,015
Schlumberger, Ltd.	11,279	839,496
Unit Corp. (a)	28,463	1,196,300

		6,899,585

Food & Staples Retailing 4.3%
Costco Wholesale Corp. (b)	24,751	2,683,751
CVS Caremark Corp. (b)	82,066	4,774,600
Kroger Co. (The) (b)	101,727	3,497,374
Rite Aid Corp. (a)	487,800	1,292,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing (continued)
Safeway, Inc.	65,293	$1,470,398
Wal-Mart Stores, Inc. (b)	76,002	5,906,875
Walgreen Co. (b)	92,605	4,584,874

		24,210,542

Food Products 4.2%
Archer-Daniels-Midland Co.	101,100	3,431,334
Chiquita Brands International, Inc. (a)	192,200	1,658,686
Dean Foods Co. (a)(b)	180,007	3,445,334
Ingredion, Inc.	38,973	2,806,446
Kraft Foods Group, Inc.	676	34,807
Mondelez International, Inc. Class A	117,555	3,697,105
Pilgrim’s Pride Corp. (a)	180,000	1,762,200
Smithfield Foods, Inc. (a)	114,121	2,921,498
Tyson Foods, Inc. Class A	145,093	3,573,640

		23,331,050

Gas Utilities 0.1%
ONEOK, Inc. (b)	12,335	633,526

Health Care Equipment & Supplies 1.7%
Abbott Laboratories	142,783	5,271,548
Boston Scientific Corp. (a)	223,727	1,675,715
Hill-Rom Holdings, Inc. (b)	26,146	890,794
NuVasive, Inc. (a)	77,800	1,631,466
ResMed, Inc. (b)	277	13,302
St. Jude Medical, Inc.	976	40,231
Zimmer Holdings, Inc.	349	26,681

		9,549,737

Health Care Providers & Services 3.0%
Amedisys, Inc. (a)	100,600	1,010,024
AmerisourceBergen Corp. (b)	806	43,621
Centene Corp. (a)	35,000	1,617,000
Cigna Corp.	2,891	191,298
Community Health Systems, Inc.	9,039	411,907
Coventry Health Care, Inc.	56	2,775
Gentiva Health Services, Inc. (a)	65,900	691,291
HCA Holdings, Inc. (b)	1,071	42,722
Health Management Associates, Inc. Class A (a)	3,151	36,205
Humana, Inc.	32,666	2,420,877
Kindred Healthcare, Inc. (a)	144,500	1,515,805
Magellan Health Services, Inc. (a)	15,600	798,096
McKesson Corp. (b)	12,938	1,369,099
Molina Healthcare, Inc. (a)	49,000	1,626,800
Omnicare, Inc. (b)	899	39,349
Tenet Healthcare Corp. (a)	703	31,888
UnitedHealth Group, Inc. (b)	8,371	501,674
Vanguard Health Systems, Inc. (a)	2,900	42,427
WellPoint, Inc.	57,462	4,190,129

		16,582,987

	Shares	Value

Health Care Technology 0.0%‡
Allscripts Healthcare Solutions, Inc. (a)	3,097	$42,862

Hotels, Restaurants & Leisure 2.0%
Brinker International, Inc. (b)	66,343	2,580,743
Darden Restaurants, Inc.	739	38,154
International Game Technology	170,640	2,892,348
Marriott International, Inc. Class A (b)	23,665	1,019,015
Marriott Vacations Worldwide Corp. (a)	33,400	1,519,032
McDonald’s Corp. (b)	2,141	218,682
MGM Resorts International (a)	60,628	856,067
Red Robin Gourmet Burgers, Inc. (a)	5,000	241,850
Royal Caribbean Cruises, Ltd.	8,909	325,446
Starwood Hotels & Resorts Worldwide, Inc.	616	39,744
Wyndham Worldwide Corp. (b)	20,865	1,253,569
Wynn Resorts, Ltd.	293	40,229

		11,024,879

Household Durables 1.8%
Jarden Corp. (a)	39,691	1,786,492
La-Z-Boy, Inc.	45,200	816,312
Mohawk Industries, Inc. (a)	5,100	565,488
NACCO Industries, Inc. Class A	6,600	382,932
PulteGroup, Inc. (a)	139,203	2,921,871
Tempur-Pedic International, Inc. (a)	915	44,377
Whirlpool Corp.	30,168	3,447,599

		9,965,071

Household Products 1.2%
Energizer Holdings, Inc.	23,365	2,256,825
Procter & Gamble Co. (The) (b)	56,159	4,311,327

		6,568,152

Independent Power Producers & Energy Traders 0.9%
AES Corp. (The) (b)	181,454	2,514,952
NRG Energy, Inc.	88,695	2,471,930

		4,986,882

Industrial Conglomerates 1.0%
3M Co.	3,143	329,103
General Electric Co. (b)	224,385	5,001,542

		5,330,645

Insurance 5.9%
Aflac, Inc. (b)	50,838	2,767,621
Allied World Assurance Co. Holdings A.G.	7,228	656,375
Allstate Corp. (The) (b)	75,153	3,702,037
American International Group, Inc. (a)(b)	104,226	4,317,041
Assurant, Inc.	51,451	2,445,981
Axis Capital Holdings, Ltd.	407	18,164
Berkshire Hathaway, Inc. Class B (a)(b)	32,689	3,475,494
Everest Re Group, Ltd.	271	36,582
Fidelity National Financial, Inc. Class A	109,071	2,928,556
Hartford Financial Services Group, Inc. (The)	41,515	1,166,156

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance (continued)
MetLife, Inc. (b)	14,681	$572,412
Principal Financial Group, Inc. (b)	2,471	89,203
Protective Life Corp.	66,231	2,520,752
Prudential Financial, Inc. (b)	37,654	2,275,055
Reinsurance Group of America, Inc.	4,291	268,402
StanCorp Financial Group, Inc.	766	33,076
Stewart Information Services Corp.	64,400	1,743,308
Travelers Companies, Inc. (The) (b)	45,811	3,912,718

		32,928,933

Internet & Catalog Retail 1.6%
Amazon.com, Inc. (a)	14,423	3,660,702
Expedia, Inc.	53,892	3,009,329
Groupon, Inc. (a)	70,387	429,361
Liberty Interactive Corp. Class A (a)	78,317	1,667,369
Priceline.com, Inc. (a)	72	50,111

		8,816,872

Internet Software & Services 4.1%
Akamai Technologies, Inc. (a)	351	15,413
AOL, Inc. (a)(b)	90,000	3,477,600
Digital River, Inc. (a)	55,200	799,296
EarthLink, Inc.	147,100	836,999
eBay, Inc. (a)	41,057	2,150,976
♦Google, Inc. Class A (a)(b)	12,594	10,384,635
IAC / InterActiveCorp	75,589	3,557,974
United Online, Inc.	253,400	1,723,120
VeriSign, Inc. (a)	872	40,173
Yahoo!, Inc. (a)	2,070	51,191

		23,037,377

IT Services 5.6%
Accenture PLC Class A	55,589	4,527,168
Booz Allen Hamilton Holding Corp. (b)	183,414	2,786,059
Broadridge Financial Solutions, Inc.	214	5,389
Computer Sciences Corp.	72,744	3,408,057
CoreLogic, Inc. (a)	130,051	3,547,791
Gartner, Inc. (a)	119	6,884
Global Cash Access Holdings, Inc. (a)	224,500	1,600,685
Global Payments, Inc.	376	17,446
♦International Business Machines Corp. (b)	48,907	9,905,624
Jack Henry & Associates, Inc.	451	20,926
Lender Processing Services, Inc.	131,445	3,646,284
NeuStar, Inc. Class A (a)(b)	679	29,788
Total System Services, Inc. (b)	20,420	482,320
VeriFone Systems, Inc. (a)	32,100	689,508
Visa, Inc. Class A	17	2,864
Western Union Co.	36,831	545,467

		31,222,260

	Shares	Value

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc. (b)	63,648	$2,637,573
Bruker Corp. (a)	112,200	1,993,794
Cambrex Corp. (a)	49,000	612,010
Charles River Laboratories International, Inc. (a)(b)	766	33,314
Covance, Inc. (a)(b)	129	9,618

		5,286,309

Machinery 1.9%
Cummins, Inc. (b)	10,460	1,112,840
Gardner Denver, Inc.	470	35,292
Greenbrier Cos., Inc. (a)	72,400	1,633,344
Ingersoll-Rand PLC	40,784	2,194,179
Oshkosh Corp. (a)	83,601	3,282,175
Terex Corp. (a)	51,830	1,482,338
Timken Co.	12,031	632,470
Toro Co. (The)	681	30,652
Wabash National Corp. (a)	28,700	270,641
WABCO Holdings, Inc. (a)	517	37,343

		10,711,274

Media 5.4%
Cablevision Systems Corp. Class A	163,768	2,433,593
Carmike Cinemas, Inc. (a)	51,600	906,096
Charter Communications, Inc. Class A (a)(b)	188	18,939
Cinemark Holdings, Inc.	96,472	2,980,020
Comcast Corp. Class A (b)	168,560	6,961,528
DIRECTV Class A (a)(b)	76,266	4,313,605
DISH Network Corp. Class A	45,304	1,775,464
EW Scripps Co. Class A (a)	8,800	122,232
Gannett Co., Inc. (b)	1,775	35,784
LIN TV Corp. Class A (a)	111,100	1,367,641
Live Nation Entertainment, Inc. (a)	5,200	65,676
News Corp. Class A	26,721	827,549
Omnicom Group, Inc. (b)	54	3,228
Regal Entertainment Group Class A (b)	2,002	35,916
Scholastic Corp.	40,400	1,108,980
Time Warner Cable, Inc.	31,610	2,967,863
Viacom, Inc. Class B	23,402	1,497,494
Virgin Media, Inc.	957	46,682
Walt Disney Co. (The) (b)	11,475	721,089
Washington Post Co. (The) Class B	4,344	1,925,869

		30,115,248

Metals & Mining 1.0%
Coeur d’Alene Mines Corp. (a)	10,600	161,544
Reliance Steel & Aluminum Co.	2,400	156,168
Schnitzer Steel Industries, Inc. Class A	28,400	696,652
Steel Dynamics, Inc. (b)	169,099	2,543,249
SunCoke Energy, Inc. (a)	49,900	754,987
United States Steel Corp.	80,034	1,424,605

		5,737,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 0.0%‡
Public Service Enterprise Group, Inc.	3,401	$124,511

Multiline Retail 0.6%
Dillard’s, Inc. Class A	27,709	2,283,498
Kohl’s Corp.	812	38,213
Macy’s, Inc.	24,978	1,114,019

		3,435,730

Oil, Gas & Consumable Fuels 11.4%
Alon USA Energy, Inc.	41,000	680,600
♦Chevron Corp. (b)	82,759	10,097,426
ConocoPhillips (b)	65,398	3,953,309
CVR Energy, Inc.	32,200	1,586,494
Delek US Holdings, Inc.	27,700	999,693
EOG Resources, Inc.	6,963	843,637
EXCO Resources, Inc.	1,964	14,259
♦Exxon Mobil Corp. (b)	187,745	16,707,428
Green Plains Renewable Energy, Inc. (a)	71,700	896,967
Hess Corp.	19,603	1,414,944
HollyFrontier Corp. (b)	43,456	2,148,899
Marathon Oil Corp. (b)	8,523	278,446
Marathon Petroleum Corp. (b)	49,966	3,915,336
Murphy Oil Corp. (b)	57,834	3,590,913
Occidental Petroleum Corp. (b)	9,366	836,009
Phillips 66 (b)	72,692	4,430,577
Rentech, Inc.	515,100	1,066,257
Targa Resources Corp.	6,300	414,288
Tesoro Corp. (b)	64,479	3,443,179
VAALCO Energy, Inc. (a)	117,900	792,288
Valero Energy Corp. (b)	95,759	3,861,003
Western Refining, Inc.	44,100	1,363,131
WPX Energy, Inc. (a)	6,104	95,405

		63,430,488

Paper & Forest Products 0.5%
Domtar Corp. (b)	27,291	1,896,997
International Paper Co. (b)	17,371	816,090

		2,713,087

Personal Products 1.4%
Avon Products, Inc.	166,600	3,858,456
Herbalife, Ltd.	50,238	1,994,951
Nu Skin Enterprises, Inc. Class A	39,212	1,989,225

		7,842,632

Pharmaceuticals 4.8%
AbbVie, Inc.	252	11,604
Bristol-Myers Squibb Co.	5,279	209,682
Eli Lilly & Co. (b)	86,761	4,804,824
Forest Laboratories, Inc. (a)	45,770	1,712,256
Hi-Tech Pharmacal Co., Inc.	24,900	823,194
Impax Laboratories, Inc. (a)	100,300	1,755,250

	Shares	Value

Pharmaceuticals (continued)
♦Johnson & Johnson (b)	98,492	$8,394,473
Medicines Co. (The) (a)	23,200	783,232
Merck & Co., Inc. (b)	45,296	2,128,912
Pfizer, Inc. (b)	164,211	4,773,614
Warner Chilcott PLC Class A	91,476	1,315,425

		26,712,466

Professional Services 1.6%
Barrett Business Services, Inc.	21,900	1,159,386
Insperity, Inc.	47,600	1,315,188
Kelly Services, Inc. Class A	41,200	701,224
ManpowerGroup, Inc.	60,460	3,214,054
Robert Half International, Inc. (b)	80,654	2,647,064

		9,036,916

Real Estate Investment Trusts 1.9%
American Tower Corp.	42,600	3,577,974
CBL & Associates Properties, Inc.	33,313	804,176
Corrections Corporation of America	88,900	3,218,180
GEO Group, Inc. (The)	43,400	1,625,330
Hospitality Properties Trust	8,235	242,191
Host Hotels & Resorts, Inc.	5,300	96,831
Public Storage (b)	1,558	257,070
Weyerhaeuser Co.	18,300	558,333

		10,380,085

Road & Rail 1.6%
Arkansas Best Corp.	102,000	1,072,020
Con-way, Inc. (b)	93,958	3,175,781
Hertz Global Holdings, Inc. (a)	119,760	2,883,821
Union Pacific Corp. (b)	12,541	1,855,566

		8,987,188

Semiconductors & Semiconductor Equipment 1.8%
Cypress Semiconductor Corp. (a)(b)	1,523	15,367
Intel Corp. (b)	208,432	4,991,946
Lam Research Corp. (a)	2,037	94,150
Marvell Technology Group, Ltd.	174,381	1,876,340
Micron Technology, Inc. (a)	338,340	3,187,163

		10,164,966

Software 5.0%
Activision Blizzard, Inc.	114,815	1,716,484
Autodesk, Inc. (a)(b)	5,518	217,299
AVG Technologies N.V. (a)	23,200	378,624
BMC Software, Inc. (a)(b)	822	37,385
CA, Inc. (b)	105,202	2,837,298
Cadence Design Systems, Inc. (a)	841	11,606
Electronic Arts, Inc. (a)	65,709	1,157,135
♦Microsoft Corp. (b)	340,408	11,267,505
Oracle Corp. (b)	200,162	6,561,310
Rovi Corp. (a)	1,810	42,336
Symantec Corp. (a)	142,628	3,465,860

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
Synopsys, Inc. (a)(b)	1,028	$36,566
Zynga, Inc. Class A (a)	1,926	6,144

		27,735,552

Specialty Retail 5.4%
Abercrombie & Fitch Co. Class A	70,739	3,505,825
Advance Auto Parts, Inc.	40,424	3,390,765
American Eagle Outfitters, Inc.	114,852	2,233,871
Ascena Retail Group, Inc. (a)	1,389	25,697
Bed Bath & Beyond, Inc. (a)	121	8,325
Best Buy Co., Inc.	51,000	1,325,490
Big 5 Sporting Goods Corp.	51,800	870,240
Brown Shoe Co., Inc.	67,800	1,146,498
Chico’s FAS, Inc. (b)	1,773	32,393
DSW, Inc. Class A	445	29,423
Foot Locker, Inc. (b)	8,144	283,981
GameStop Corp. Class A	115,704	4,038,070
Gap, Inc. (The)	4,304	163,509
hhgregg, Inc. (a)	120,700	1,630,657
Home Depot, Inc. (The) (b)	48,641	3,567,817
Lowe’s Companies, Inc. (b)	105,316	4,046,241
O’Reilly Automotive, Inc. (a)(b)	394	42,284
Office Depot, Inc. (a)	406,800	1,570,248
Pep Boys-Manny Moe & Jack (The) (a)	38,200	443,120
PetSmart, Inc.	496	33,847
Ross Stores, Inc.	163	10,769
Sears Hometown and Outlet Stores, Inc. (a)	38,064	1,698,035
TJX Cos., Inc. (b)	1,051	51,257

		30,148,362

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc. (a)	27,155	1,775,666
Fossil, Inc. (a)	2,400	235,488
Hanesbrands, Inc. (a)	70,064	3,514,410
PVH Corp.	19,988	2,306,815

		7,832,379

Tobacco 0.5%
Philip Morris International, Inc. (b)	30,170	2,883,950

Trading Companies & Distributors 1.2%
MRC Global, Inc. (a)	105,373	3,155,921
Rush Enterprises, Inc. Class A (a)	36,000	824,040
WESCO International, Inc. (a)	36,516	2,617,832

		6,597,793

Wireless Telecommunication Services 1.5%
Clearwire Corp. Class A (a)	148	497
MetroPCS Communications, Inc. (a)	307,594	3,641,913
Sprint Nextel Corp. (a)	3,998	28,186

	Shares	Value

Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	153,548	$3,445,617
United States Cellular Corp. (a)	34,193	1,314,379

		8,430,592

Total Common Stocks (Cost $609,793,008)		717,132,749

Exchange Traded Fund 0.7% (c)
S&P 500 Index—SPDR Trust Series 1	22,634	3,614,197

Total Exchange Traded Fund (Cost $3,555,052)		3,614,197

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $675,538 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $685,000 and a Market Value of $692,257)	$675,538	675,538

Total Short-Term Investment (Cost $675,538)		675,538

Total Investments, Before Investments Sold Short (Cost $614,023,598) (d)	129.6%	721,422,484

	Shares
Investments Sold Short (29.5%) Common Stocks Sold Short (29.5%)
Aerospace & Defense (0.2%)
Exelis, Inc.	(48,372)	(540,315)
KEYW Holding Corp. (The) (a)	(57,200)	(777,348)

		(1,317,663)

Air Freight & Logistics (0.3%)
UTI Worldwide, Inc.	(1,113)	(16,350)
XPO Logistics, Inc. (a)	(93,600)	(1,526,616)

		(1,542,966)

Auto Components (0.0%)‡
Gentex Corp.	(1,189)	(26,752)

Automobiles (0.3%)
Tesla Motors, Inc. (a)	(31,679)	(1,710,349)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Beverages (0.1%)
Monster Beverage Corp. (a)	(9,854)	$(555,766)

Biotechnology (2.0%)
Arena Pharmaceuticals, Inc. (a)	(88,700)	(730,888)
ARIAD Pharmaceuticals, Inc. (a)	(154,000)	(2,751,980)
Clovis Oncology, Inc. (a)	(10,400)	(389,168)
Dynavax Technologies Corp. (a)	(355,900)	(836,365)
Incyte Corp., Ltd. (a)	(23,165)	(513,105)
Keryx Biopharmaceuticals, Inc. (a)	(110,500)	(900,575)
MannKind Corp. (a)	(234,200)	(925,090)
Orexigen Therapeutics, Inc. (a)	(137,100)	(833,568)
Sunesis Pharmaceuticals, Inc. (a)	(61,100)	(343,993)
Synta Pharmaceuticals Corp. (a)	(172,400)	(1,767,100)
Threshold Pharmaceuticals, Inc. (a)	(253,000)	(1,219,460)
ZIOPHARM Oncology, Inc. (a)	(64,800)	(108,864)

		(11,320,156)

Chemicals (0.3%)
Zoltek Cos., Inc. (a)	(127,700)	(1,686,917)

Commercial Banks (0.4%)
First Citizens BancShares, Inc. Class A	(10)	(1,864)
First Horizon National Corp.	(2,351)	(24,451)
Fulton Financial Corp.	(1,981)	(21,910)
Synovus Financial Corp.	(9,406)	(25,302)
TCF Financial Corp.	(151,113)	(2,198,694)
Valley National Bancorp	(2,513)	(22,592)

		(2,294,813)

Commercial Services & Supplies (0.2%)
ACCO Brands Corp. (a)	(125,400)	(846,450)

Communications Equipment (0.9%)
Palo Alto Networks, Inc. (a)	(45,356)	(2,453,760)
Procera Networks, Inc. (a)	(70,400)	(780,736)
Ruckus Wireless, Inc. (a)	(18,200)	(351,260)
Sonus Networks, Inc. (a)	(651,400)	(1,367,940)

		(4,953,696)

Computers & Peripherals (1.6%)
3D Systems Corp. (a)	(37,800)	(1,445,472)
Fusion-io, Inc. (a)	(203,702)	(3,825,524)
NCR Corp. (a)	(1,127)	(30,733)
SanDisk Corp. (a)	(596)	(31,254)
Stratasys, Ltd. (a)	(42,004)	(3,488,432)

		(8,821,415)

Construction & Engineering (0.0%)‡
Great Lakes Dredge & Dock Corp.	(12,500)	(86,500)
Quanta Services, Inc. (a)	(1,038)	(28,524)

		(115,024)

	Shares	Value

Containers & Packaging (0.0%)‡
Sealed Air Corp.	(1,665)	$(36,830)

Distributors (0.0%)‡
LKQ Corp. (a)	(205)	(4,936)

Diversified Consumer Services (0.0%)‡
ITT Educational Services, Inc. (a)	(803)	(14,703)
Strayer Education, Inc.	(3,600)	(170,496)

		(185,199)

Diversified Financial Services (0.0%)‡
NYSE Euronext	(246)	(9,547)

Diversified Telecommunication Services (0.3%)
8x8, Inc. (a)	(181,100)	(1,309,353)
Cincinnati Bell, Inc. (a)	(128,500)	(452,320)
Level 3 Communications, Inc. (a)	(3,331)	(67,053)

		(1,828,726)

Electrical Equipment (0.5%)
Babcock & Wilcox Co. (The)	(553)	(15,042)
GrafTech International, Ltd. (a)	(2,590)	(18,596)
Polypore International, Inc. (a)	(41,642)	(1,746,049)
SolarCity Corp. (a)	(41,000)	(1,107,820)

		(2,887,507)

Electronic Equipment & Instruments (1.0%)
FARO Technologies, Inc. (a)	(15,100)	(585,729)
Ingram Micro, Inc. Class A (a)	(1,390)	(24,756)
InvenSense, Inc. (a)	(153,800)	(1,433,416)
IPG Photonics Corp.	(29,479)	(1,877,223)
National Instruments Corp.	(919)	(25,116)
RealD, Inc. (a)	(9,700)	(145,209)
Universal Display Corp. (a)	(52,000)	(1,634,880)

		(5,726,329)

Energy Equipment & Services (0.3%)
CARBO Ceramics, Inc.	(5,976)	(422,204)
Era Group, Inc. (a)	(3,018)	(68,961)
FMC Technologies, Inc. (a)	(639)	(34,698)
GeoSpace Technologies Corp. (a)	(9,900)	(835,263)
Heckmann Corp. (a)	(90,200)	(332,838)
Rowan Cos. PLC Class A (a)	(875)	(28,464)
SEACOR Holdings, Inc.	(97)	(6,995)

		(1,729,423)

Food & Staples Retailing (0.5%)
Fresh Market, Inc. (The) (a)	(67,298)	(2,754,507)

Food Products (0.3%)
Annie’s, Inc. (a)	(41,600)	(1,572,064)
Bunge, Ltd.	(57)	(4,116)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Food Products (continued)
Mead Johnson Nutrition Co.	(342)	$(27,733)

		(1,603,913)

Health Care Equipment & Supplies (0.9%)
ABIOMED, Inc. (a)	(43,800)	(808,986)
Accuray, Inc. (a)	(121,700)	(535,480)
Antares Pharma, Inc. (a)	(454,600)	(1,722,934)
Endologix, Inc. (a)	(30,500)	(458,110)
Intuitive Surgical, Inc. (a)	(119)	(58,583)
MAKO Surgical Corp. (a)	(140,100)	(1,483,659)

		(5,067,752)

Health Care Providers & Services (0.3%)
Accretive Health, Inc. (a)	(71,600)	(754,664)
Catamaran Corp. (a)	(1,046)	(60,385)
ExamWorks Group, Inc. (a)	(44,200)	(800,020)
Health Net, Inc. (a)	(947)	(27,842)

		(1,642,911)

Health Care Technology (0.2%)
Greenway Medical Technologies (a)	(16,300)	(219,561)
Vocera Communications, Inc. (a)	(37,700)	(746,460)

		(966,021)

Hotels, Restaurants & Leisure (0.7%)
Boyd Gaming Corp. (a)	(93,800)	(1,125,600)
Caesars Entertainment Corp. (a)	(73,600)	(1,170,976)
Chipotle Mexican Grill, Inc. (a)	(3,042)	(1,104,824)
Chuy’s Holdings, Inc. (a)	(12,500)	(408,750)
Dunkin’ Brands Group, Inc.	(723)	(28,060)
Hyatt Hotels Corp. Class A (a)	(293)	(12,505)

		(3,850,715)

Household Durables (0.2%)
Beazer Homes USA, Inc. (a)	(3,700)	(59,792)
D.R. Horton, Inc.	(27,686)	(722,051)
Hovnanian Enterprises, Inc. Class A (a)	(6,000)	(32,700)
Lennar Corp. Class A	(479)	(19,744)
M/I Homes, Inc. (a)	(8,900)	(218,940)
Toll Brothers, Inc. (a)	(913)	(31,325)
Zagg, Inc. (a)	(7,100)	(48,067)

		(1,132,619)

Insurance (0.8%)
Assured Guaranty, Ltd.	(149,081)	(3,075,541)
Kemper Corp.	(35)	(1,115)
MBIA, Inc. (a)	(122,431)	(1,158,197)
Old Republic International Corp.	(2,181)	(29,444)

		(4,264,297)

Internet & Catalog Retail (0.1%)
TripAdvisor, Inc. (a)	(9,711)	(510,604)

	Shares	Value

Internet Software & Services (2.2%)
Angie’s List, Inc. (a)	(80,400)	$(1,948,896)
Bazaarvoice, Inc. (a)	(225,100)	(1,631,975)
Demandware, Inc. (a)	(62,500)	(1,706,250)
ExactTarget, Inc. (a)	(62,800)	(1,229,624)
Facebook, Inc. Class A (a)	(971)	(26,955)
Liquidity Services, Inc. (a)	(44,400)	(1,460,760)
Millennial Media, Inc. (a)	(241,000)	(1,670,130)
Trulia, Inc. (a)	(25,400)	(738,124)
Yelp, Inc. (a)	(63,600)	(1,655,508)

		(12,068,222)

IT Services (0.3%)
Higher One Holdings, Inc. (a)	(42,400)	(418,064)
ServiceSource International, Inc. (a)	(232,900)	(1,490,560)

		(1,908,624)

Life Sciences Tools & Services (0.2%)
Sequenom, Inc. (a)	(291,300)	(1,098,201)

Machinery (0.3%)
Colfax Corp. (a)	(604)	(28,188)
Proto Labs, Inc. (a)	(33,000)	(1,685,640)
SPX Corp.	(427)	(31,816)

		(1,745,644)

Marine (0.0%)‡
Kirby Corp. (a)	(444)	(33,251)
Matson, Inc.	(975)	(22,952)

		(56,203)

Media (1.0%)
DreamWorks Animation SKG, Inc. Class A (a)	(113,675)	(2,191,654)
Liberty Media Corp.—Class A (a)	(219)	(25,159)
Pandora Media, Inc. (a)	(232,847)	(3,243,558)
Starz—Liberty Capital (a)	(221)	(5,167)

		(5,465,538)

Metals & Mining (2.1%)
Allied Nevada Gold Corp. (a)	(194,936)	(2,085,815)
Carpenter Technology Corp.	(446)	(20,052)
Cliffs Natural Resources, Inc.	(646)	(13,786)
Compass Minerals International, Inc.	(19)	(1,644)
Gold Resource Corp.	(144,100)	(1,475,584)
McEwen Mining, Inc. (a)	(440,400)	(1,026,132)
Molycorp, Inc. (a)	(573,422)	(3,348,785)
Royal Gold, Inc.	(29,465)	(1,637,665)
Tahoe Resources, Inc. (a)	(102,515)	(1,779,660)

		(11,389,123)

Multiline Retail (0.7%)
Family Dollar Stores, Inc.	(445)	(27,310)
J.C. Penney Co., Inc.	(120,044)	(1,971,123)
Sears Holdings Corp. (a)	(36,407)	(1,869,135)

		(3,867,568)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Oil, Gas & Consumable Fuels (2.9%)
Cabot Oil & Gas Corp.	(93)	$(6,329)
Clean Energy Fuels Corp. (a)	(109,400)	(1,442,986)
Cobalt International Energy, Inc. (a)	(69,842)	(1,951,385)
Golar LNG, Ltd.	(50,410)	(1,684,702)
Halcon Resources Corp. (a)	(219,500)	(1,435,530)
Kosmos Energy, Ltd. (a)	(751)	(8,253)
Magnum Hunter Resources Corp. (a)	(438,400)	(1,192,448)
Nordic American Tanker Shipping	(86,200)	(768,042)
Quicksilver Resources, Inc. (a)	(77,300)	(194,796)
Range Resources Corp.	(11,730)	(862,390)
Sanchez Energy Corp. (a)	(84,300)	(1,526,673)
SandRidge Energy, Inc. (a)	(4,669)	(23,999)
Solazyme, Inc. (a)	(198,000)	(1,801,800)
Teekay Corp.	(58,776)	(2,092,426)
Triangle Petroleum Corp. (a)	(171,000)	(938,790)
World Fuel Services Corp.	(712)	(28,871)

		(15,959,420)

Personal Products (0.1%)
Star Scientific, Inc. (a)	(378,500)	(469,340)

Pharmaceuticals (0.7%)
AVANIR Pharmaceuticals, Inc. Class A (a)	(180,600)	(576,114)
Pacira Pharmaceuticals Inc. (a)	(55,200)	(1,593,624)
Repros Therapeutics, Inc. (a)	(46,500)	(945,810)
Vivus, Inc. (a)	(73,300)	(974,157)

		(4,089,705)

Professional Services (0.1%)
Acacia Research Corp. (a)	(23,500)	(559,770)

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc. (a)	(2,563)	(87,296)
St. Joe Co. (The) (a)	(102,400)	(2,003,968)

		(2,091,264)

Semiconductors & Semiconductor Equipment (0.3%)
Advanced Micro Devices, Inc. (a)	(573,694)	(1,617,817)
Freescale Semiconductor, Ltd. (a)	(8,871)	(137,323)
Silicon Laboratories, Inc. (a)	(220)	(8,736)
Skyworks Solutions, Inc. (a)	(642)	(14,169)

		(1,778,045)

Software (3.0%)
Concur Technologies, Inc. (a)	(32,622)	(2,384,995)
Fortinet, Inc. (a)	(1,115)	(20,025)
Glu Mobile, Inc. (a)	(132,400)	(407,792)
Informatica Corp. (a)	(953)	(31,382)
Jive Software, Inc. (a)	(105,200)	(1,429,668)
MICROS Systems, Inc. (a)	(135)	(5,725)
NetSuite, Inc. (a)	(28,556)	(2,511,786)
ServiceNow, Inc. (a)	(77,721)	(3,183,452)
Splunk, Inc. (a)	(71,530)	(2,918,424)

	Shares	Value

Software (continued)
Tangoe, Inc. (a)	(48,600)	$(624,996)
VirnetX Holding Corp. (a)	(20,300)	(414,526)
Workday, Inc. Class A (a)	(47,710)	(2,989,032)

		(16,921,803)

Specialty Retail (2.6%)
Aaron’s, Inc.	(857)	(24,605)
Bebe Stores, Inc.	(125,600)	(710,896)
CarMax, Inc. (a)	(717)	(33,011)
Five Below, Inc. (a)	(38,500)	(1,385,615)
Francesca’s Holdings Corp. (a)	(55,700)	(1,590,792)
GNC Holdings, Inc. Class A	(55,846)	(2,531,499)
Mattress Firm Holding Corp. (a)	(20,600)	(789,392)
Sally Beauty Holdings, Inc. (a)	(41,701)	(1,253,532)
Tiffany & Co.	(35,362)	(2,605,472)
Tractor Supply Co.	(319)	(34,187)
Ulta Salon Cosmetics & Fragrance, Inc. (a)	(17,619)	(1,544,305)
Zumiez, Inc. (a)	(62,500)	(1,810,625)

		(14,313,931)

Textiles, Apparel & Luxury Goods (0.1%)
Deckers Outdoor Corp. (a)	(5,165)	(284,695)
Michael Kors Holdings, Ltd. (a)	(573)	(32,627)
Under Armour, Inc. Class A (a)	(605)	(34,533)

		(351,855)

Thrifts & Mortgage Finance (0.1%)
TFS Financial Corp. (a)	(58,044)	(630,938)

Total Investments Sold Short (Proceeds $157,904,062)	(29.5)%	(164,158,997)

Total Investments, Net of Investments Sold Short (Cost $456,119,536)	100.1	557,263,487
Other Assets, Less Liabilities	(0.1)	(454,576)
Net Assets	100.0%	$556,808,911

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	As of April 30, 2013, cost is $620,734,123 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$112,147,289
Gross unrealized depreciation	(11,458,928)

Net unrealized appreciation	$100,688,361

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$717,132,749	$—	$—	$717,132,749
Exchange Traded Fund	3,614,197	—	—	3,614,197
Short-Term Investment
Repurchase Agreement	—	675,538	—	675,538

Total Investments in Securities	$720,746,946	$675,538	$—	$721,422,484

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(164,158,997)	$—	$—	$(164,158,997)

Total Investments in Securities Sold Short	$(164,158,997)	$—	$—	$(164,158,997)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $614,023,598)	$721,422,484
Receivables:
Dividends and interest	924,353
Fund shares sold	375,338
Investment securities sold	2,037
Other assets	31,306

Total assets	722,755,518

Liabilities
Investments sold short (proceeds $157,904,062)	164,158,997
Payables:
Investment securities purchased	788,513
Broker fees and charges on short sales	474,057
Manager (See Note 3)	451,753
Professional fees	30,221
Dividends on investments sold short	15,425
Custodian	12,880
Shareholder communication	7,335
Transfer agent (See Note 3)	2,267
Trustees	957
NYLIFE Distributors (See Note 3)	798
Accrued expenses	3,404

Total liabilities	165,946,607

Net assets	$556,808,911

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,406
Additional paid-in capital	431,202,319

431,263,725
Undistributed net investment income	1,258,249
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions	23,142,986
Net unrealized appreciation (depreciation) on investments	107,398,886
Net unrealized (appreciation) depreciation on investments sold short	(6,254,935)

Net assets	$556,808,911

Investor Class
Net assets applicable to outstanding shares	$279,839

Shares of beneficial interest outstanding	31,050

Net asset value per share outstanding	$9.01
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.53

Class A
Net assets applicable to outstanding shares	$1,574,074

Shares of beneficial interest outstanding	173,985

Net asset value per share outstanding	$9.05
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.58

Class C
Net assets applicable to outstanding shares	$579,597

Shares of beneficial interest outstanding	67,289

Net asset value and offering price per share outstanding	$8.61

Class I
Net assets applicable to outstanding shares	$554,375,401

Shares of beneficial interest outstanding	61,133,658

Net asset value and offering price per share outstanding	$9.07

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,039,878
Interest	47

Total income	8,039,925

Expenses
Manager (See Note 3)	2,532,524
Broker fees and charges on short sales	2,083,593
Dividends on investments sold short	797,941
Professional fees	32,102
Registration	28,504
Custodian	26,929
Shareholder communication	13,338
Transfer agent (See Note 3)	6,465
Trustees	5,578
Distribution/Service—Investor Class (See Note 3)	233
Distribution/Service—Class A (See Note 3)	1,015
Distribution/Service—Class C (See Note 3)	2,408
Miscellaneous	10,108

Total expenses	5,540,738

Net investment income (loss)	2,499,187

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	52,252,566
Investments sold short	(19,253,940)
Foreign currency transactions	50

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	32,998,676

Net change in unrealized appreciation (depreciation) on:
Investments	53,560,146
Investments sold short	(7,035,050)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	46,525,096

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	79,523,772

Net increase (decrease) in net assets resulting from operations	$82,022,959

(a)	Dividends recorded net of foreign withholding taxes in the amount of $29,717.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,499,187	$3,079,220
Net realized gain (loss) on investments, investments sold short and foreign currency transactions	32,998,676	28,956,871
Net change in unrealized appreciation (depreciation) on investments and investments sold short	46,525,096	31,172,872

Net increase (decrease) in net assets resulting from operations	82,022,959	63,208,963

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(266)	(77)
Class A	(2,407)	(1,309)
Class C	(264)	—
Class I	(3,087,094)	(2,078,617)

	(3,090,031)	(2,080,003)

From net realized gain on investments:
Investor Class	(9,908)	(9,851)
Class A	(38,224)	(33,873)
Class C	(29,995)	(31,382)
Class I	(29,628,713)	(31,251,231)

	(29,706,840)	(31,326,337)

Total dividends and distributions to shareholders	(32,796,871)	(33,406,340)

Capital share transactions:
Net proceeds from sale of shares	50,485,644	154,915,178
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,743,732	33,374,949
Cost of shares redeemed	(38,114,192)	(137,495,197)

Increase (decrease) in net assets derived from capital share transactions	45,115,184	50,794,930

Net increase (decrease) in net assets	94,341,272	80,597,553

Net Assets
Beginning of period	462,467,639	381,870,086

End of period	$556,808,911	$462,467,639

Undistributed net investment income at end of period	$1,258,249	$1,849,093

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2013 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$82,022,959
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(425,042,406)
Investments sold	427,407,722
Purchases to cover securities sold short	(207,363,313)
Securities sold short	190,017,907
Purchase of short term investments, net	(592,420)
Decrease in investment securities sold receivable	35,113
Decrease in dividends and interest receivable	101,119
Increase in other assets	(12,080)
Decrease in investment securities purchased payable	(110,219)
Increase in broker fees and charges payable on short sales	105,747
Decrease in dividends payable for securities sold short	(35,823)
Increase in professional fees payable	11,310
Increase in custodian payable	3,085
Decrease in shareholder communication payable	(2,781)
Decrease in due to Trustees	(578)
Increase in due to manager	45,017
Decrease in due to transfer agent	(862)
Increase in due to NYLIFE Distributors	237
Decrease in accrued expenses	(1,347)
Net change in unrealized (appreciation) depreciation on investments	(53,560,146)
Net realized (gain) loss from investments	(52,252,566)
Net change in unrealized (appreciation) depreciation on securities sold short	7,035,050
Net realized (gain) loss from securities sold short	19,253,940

Net cash used in operating activities	(12,935,335)

Cash flows from financing activities:
Proceeds from shares sold	51,101,665
Payment on shares redeemed	(38,114,192)
Cash distributions paid	(53,139)

Net cash from financing activities	12,934,334

Net decrease in cash:	(1,001)

Cash at beginning of period	1,001

Cash at end of period	$—

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $32,743,732.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$8.25		$7.85	$7.28	$6.40	$6.00		$8.68

Net investment income (loss) (a)	0.02		0.02	0.01	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	1.28		1.01	0.56	0.90	0.38		(2.66)

Total from investment operations	1.30		1.03	0.57	0.89	0.40		(2.68)

Less dividends and distributions:
From net investment income	(0.01)		(0.00)‡	(0.00)‡	(0.01)	—		—
From net realized gain on investments	(0.53)		(0.63)	—	—	—		—

Total dividends and distributions	(0.54)		(0.63)	(0.00)‡	(0.01)	—		—

Net asset value at end of period	$9.01		$8.25	$7.85	$7.28	$6.40		$6.00

Total investment return (b)	16.86	%(d)	14.31%	7.86%	13.88%	6.67	%(c)	(30.76	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	%††	0.19%	0.10%	(0.16%)	0.38%		(0.37	%)††
Net expenses (excluding short sale expenses)	1.56	%††	1.54%	1.58%	1.58%	1.60%		1.59	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.68	%††	2.61%	2.27%	2.50%	2.57%		2.59	% ††
Short sale expenses	1.12	%††	1.07%	0.69%	0.92%	0.87%		0.82	% ††
Portfolio turnover rate	63%		140%	145%	117%	163%		244%
Net assets at end of period (in 000’s)	$280		$151	$121	$81	$53		$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.29		$7.89	$7.31	$6.41	$6.00	$9.64

Net investment income (loss) (a)	0.02		0.02	0.03	0.00 ‡	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.30		1.03	0.56	0.92	0.37	(3.61)

Total from investment operations	1.32		1.05	0.59	0.92	0.42	(3.63)

Less dividends and distributions:
From net investment income	(0.03)		(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
From net realized gain on investments	(0.53)		(0.63)	—	—	—	—

Total dividends and distributions	(0.56)		(0.65)	(0.01)	(0.02)	(0.01)	(0.01)

Net asset value at end of period	$9.05		$8.29	$7.89	$7.31	$6.41	$6.00

Total investment return (b)	17.06	%(c)	14.54%	8.05%	14.31%	6.77%	(37.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58	%††	0.31%	0.33%	0.07%	0.83%	(0.20%)
Net expenses (excluding short sale expenses)	1.30	%††	1.30%	1.34%	1.34%	1.46%	1.50%
Expenses (including short sales expenses, before waiver/reimbursement)	2.40	%††	2.35%	2.03%	2.29%	2.40%	2.60%
Short sale expenses	1.10	%††	1.05%	0.69%	0.95%	0.94%	0.85%
Portfolio turnover rate	63%		140%	145%	117%	163%	244%
Net assets at end of period (in 000’s)	$1,574		$500	$417	$229	$138	$390

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.93		$7.62	$7.12	$6.30	$5.95	$9.61

Net investment income (loss) (a)	(0.01)		(0.04)	(0.05)	(0.06)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	1.22		0.98	0.55	0.88	0.37	(3.57)

Total from investment operations	1.21		0.94	0.50	0.82	0.35	(3.66)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.53)		(0.63)	—	—	—	—

Total dividends and distributions	(0.53)		(0.63)	(0.00)‡	—	—	—

Net asset value at end of period	$8.61		$7.93	$7.62	$7.12	$6.30	$5.95

Total investment return (b)	16.37	% (c)	13.42%	7.05%	13.02%	5.88%	(38.15%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	(0.56%)	(0.63%)	(0.87%)	(0.41%)	(1.12%)
Net expenses (excluding short sale expenses)	2.31	% ††	2.30%	2.32%	2.34%	2.35%	2.33%
Expenses (including short sales expenses, before waiver/reimbursement)	3.45	% ††	3.36%	3.02%	3.23%	3.31%	3.41%
Short sale expenses	1.14	% ††	1.06%	0.70%	0.89%	0.86%	0.81%
Portfolio turnover rate	63%		140%	145%	117%	163%	244%
Net assets at end of period (in 000’s)	$580		$451	$379	$289	$370	$228

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.32		$7.92	$7.33	$6.43	$6.02	$9.65

Net investment income (loss) (a)	0.04		0.05	0.05	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.29		1.02	0.57	0.91	0.38	(3.62)

Total from investment operations	1.33		1.07	0.62	0.93	0.42	(3.61)

Less dividends and distributions:
From net investment income	(0.05)		(0.04)	(0.03)	(0.03)	(0.01)	(0.02)
From net realized gain on investments	(0.53)		(0.63)	—	—	—	—

Total dividends and distributions	(0.58)		(0.67)	(0.03)	(0.03)	(0.01)	(0.02)

Net asset value at end of period	$9.07		$8.32	$7.92	$7.33	$6.43	$6.02

Total investment return (b)	17.19	%(c)	14.76%	8.42%	14.53%	7.05%	(37.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	0.69%	0.61%	0.33%	0.69%	0.07%
Net expenses (excluding short sale expenses)	1.05	%††	1.06%	1.09%	1.09%	1.22%	1.25%
Expenses (including short sales expenses, before waiver/reimbursement)	2.19	%††	2.12%	1.79%	2.01%	2.08%	2.16%
Short sale expenses	1.14	%††	1.06%	0.70%	0.92%	0.86%	0.81%
Portfolio turnover rate	63%		140%	145%	117%	163%	244%
Net assets at end of period (in 000’s)	$554,375		$461,366	$380,953	$334,987	$189,845	$84,861

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 Core Fund, (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate only to the MainStay U.S. Equity Opportunities Fund (formerly known as MainStay 130/30 Core Fund) (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

30	MainStay U.S. Equity Opportunities Fund

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the

32	MainStay U.S. Equity Opportunities Fund

applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund’s returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2013, the Fund did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights or warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments/security transactions	$36,584	$36,584

Total Realized Gain (Loss)		$36,584	$36,584

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(22,637)	$(22,637)

Total Change in Unrealized Appreciation (Depreciation)		$(22,637)	$(22,637)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	7,765	7,765

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of: 1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

34	MainStay U.S. Equity Opportunities Fund

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,532,524.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $271 and $1,459, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$245
Class A	9
Class C	640
Class I	5,571

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$30,244	10.8%
Class A	26,476	1.7
Class C	25,149	4.3
Class I	26,665,758	4.8

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$2,634,363
Long-Term Capital Gain	30,771,977
Total	$33,406,340

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $424,828 and $426,335, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	11,628	$100,678
Shares issued to shareholders in reinvestment of dividends and distributions	1,318	10,174
Shares redeemed	(182)	(1,568)

Net increase (decrease)	12,764	$109,284

Year ended October 31, 2012:
Shares sold	6,281	$49,206
Shares issued to shareholders in reinvestment of dividends and distributions	1,368	9,929
Shares redeemed	(2,705)	(21,154)

Net increase (decrease) in shares outstanding before conversion	4,944	37,981
Shares converted from Investor Class (See Note 1)	(2,084)	(15,816)

Net increase (decrease)	2,860	$22,165

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	204,773	$1,742,941
Shares issued to shareholders in reinvestment of dividends and distributions	3,512	27,185
Shares redeemed	(94,643)	(785,461)

Net increase (decrease)	113,642	$984,665

Year ended October 31, 2012:
Shares sold	72,044	$572,952
Shares issued to shareholders in reinvestment of dividends and distributions	3,986	29,018
Shares redeemed	(70,619)	(570,116)

Net increase (decrease) in shares outstanding before conversion	5,411	31,854
Shares converted into Class A (See Note 1)	2,078	15,816

Net increase (decrease)	7,489	$47,670

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	13,250	$107,643
Shares issued to shareholders in reinvestment of dividends and distributions	1,228	9,086
Shares redeemed	(4,065)	(31,390)

Net increase (decrease)	10,413	$85,339

Year ended October 31, 2012:
Shares sold	19,174	$149,939
Shares issued to shareholders in reinvestment of dividends and distributions	1,331	9,357
Shares redeemed	(13,303)	(104,987)

Net increase (decrease)	7,202	$54,309

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,805,161	$48,534,382
Shares issued to shareholders in reinvestment of dividends and distributions	4,219,230	32,697,287
Shares redeemed	(4,337,892)	(37,295,773)

Net increase (decrease)	5,686,499	$43,935,896

Year ended October 31, 2012:
Shares sold	19,893,100	$154,143,081
Shares issued to shareholders in reinvestment of dividends and distributions	4,571,556	33,326,645
Shares redeemed	(17,135,296)	(136,798,940)

Net increase (decrease)	7,329,360	$50,670,786

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled Kirschner v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

36	MainStay U.S. Equity Opportunities Fund

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions, including the Deutsche Bank action. Oral arguments on this motion were held on May 23, 2013. The Court has not yet issued a decision on the motion.

On May 17, 2013, the plaintiff in the FitzSimons action requested leave of the Court to file a Fifth Amended Complaint. The Court has not yet ruled on this matter.

These lawsuits do not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay 130/30 Core Fund, which subsequently changed its name to MainStay U.S. Equity Opportunities Fund (“Fund”), and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

38	MainStay U.S. Equity Opportunities Fund

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

40	MainStay U.S. Equity Opportunities Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	41

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay U.S. Equity Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30046 MS175-13	MSUER10-06/13 NL0C2

MainStay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	15.46 22.18%	20.43 27.44%	–1.28 –0.15%	–3.11 –2.13%	3.42 3.42%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	15.69 22.42	20.85 27.88	–1.13 –0.01	–3.00 –2.02	3.24 3.24
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	20.85 21.85	25.62 26.62	–0.91 –0.91	–2.89 –2.89	4.19 4.19
Class I Shares	No Sales Charge		22.53	27.98	0.18	–1.83	2.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expenses ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI EAFE Index[4]	16.90%	19.39%	–0.93%	–1.86%
Average Lipper International Multi-Cap Core Fund[5]	14.20	16.47	–1.07	–2.25

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,221.80	$15.70	$1,010.70	$14.21

Class A Shares	$1,000.00	$1,224.20	$15.00	$1,011.30	$13.56

Class C Shares	$1,000.00	$1,218.50	$19.86	$1,006.90	$17.96

Class I Shares	$1,000.00	$1,225.30	$13.57	$1,012.60	$12.28

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.85% for Investor Class, 2.72% for Class A, 3.61% for Class C and 2.46% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

Japan	32.0%
United Kingdom	17.5
Australia	12.3
France	10.5
Germany	8.9
Switzerland	7.2
Netherlands	5.2
China	5.0
Hong Kong	3.7
Spain	3.4
Belgium	3.2
Italy	3.2
Norway	2.6
Israel	2.1
Republic of Korea	1.7
Denmark	1.6
Sweden	1.5
Brazil	1.4
United States	1.3

India	1.2%
Austria	0.9
Taiwan	0.7
Finland	0.6
Thailand	0.6
Cambodia	0.5
Turkey	0.4
Egypt	0.3
New Zealand	0.3
Greece	0.2
Ireland	0.2
Indonesia	0.1
Singapore	0.1
South Africa	0.1
Malaysia	0.0 ‡
Other Assets, Less Liabilities	1.4
Investments Sold Short	(31.9)

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Nestle S.A. Registered

2.	Roche Holding A.G., Genusscheine

3.	Toyota Motor Corp.

4.	Vodafone Group PLC

5.	Total S.A.
6.	Royal Dutch Shell PLC Class A

7.	WisdomTree Japan Hedged Equity Fund

8.	Allianz S.E.

9.	AstraZeneca PLC

10.	BNP Paribas S.A.

Top Five Short Positions as of April 30, 2013

1.	iShares MSCI EAFE Index Fund
2.	Ocado Group PLC
3.	SBM Offshore N.V.
4.	PostNL N.V.
5.	Esprit Holdings, Ltd.

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay International Opportunities Fund returned 22.18% for Investor Class shares, 22.42% for Class A shares and 21.85% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 22.53%. All share classes outperformed the 14.20% return of the average Lipper1 international multi-cap core fund and the 16.90% return of the MSCI EAFE® Index2 for the six months ended April 30, 2013. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to the Fund changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, the Fund changed its name from “MainStay 130/30 International Fund” to “MainStay International Opportunities Fund.” Also effective February 28, 2013, changes were made to the Fund’s Principal Investment Strategy and Principal Risks. For more information on these changes, please refer to the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance relative to the MSCI EAFE® Index. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside of the range of the MSCI EAFE® Index. (The securities of smaller companies are sometimes less efficient, which may offer opportunities for gain.) By employing these strategies, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were materials, financials and energy. (Contributions take weightings and total returns into account.) The sectors that detracted the most from the Fund’s relative performance were industrials, information technology and telecommunication services.

Regionally, the Fund experienced favorable stock selection in Europe and the Pacific Rim, which contributed positively to performance relative to the MSCI EAFE® Index. Unfavorable stock selection in Japan made it the only underperforming region relative to the Index. An overweight allocation in emerging markets also provided a positive contribution, while the impact of allocations to other regions relative to the MSCI EAFE® Index was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were Australia, the U.K. and France. The countries that detracted the most from the Fund’s relative performance were Japan, Italy and Singapore.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were long positions in Japanese asset management company SBI Holdings, Japenese automobile manufacturer Toyota Motor Corp., and Swiss pharmaceutical company Roche Holding AG.

During the reporting period, the stocks that detracted the most from the Fund’s absolute performance included short positions in Japanese Internet software company GungHo Online Entertainment, Japanese consumer finance company Orient Corp., and British Internet retail company Ocado Group PLC.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated a large long position in U.K. Bank Standard Chartered as part of a pair trade when exiting a position in Barclays. Japanese homebuilder Daiwa House Industry was another large long position the Fund initiated to gain exposure to Japan.

After accumulating a long position in Japanese asset management company SBI Holdings over several Fund rebalancings, the Fund realized gains and exited the position after the security had more than doubled in value. The Fund also exited a large position in major U.K. bank Barclays after the company posted a large loss in the first quarter of 2013.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.

mainstayinvestments.com	9

How did the Fund’s sector and country weightings change during the reporting period?

The Fund increased its sector weightings relative to the MSCI EAFE® Index in the information technology sector. Over the same period, the Fund decreased its relative sector weightings in the energy and telecommunication services sectors.

During the reporting period, the Fund increased its country weightings relative to the MSCI EAFE® Index in Japan and Spain. Over the same period, the Fund decreased its relative weightings in the Netherlands, Australia and Norway.

The Fund is managed and constructed on a bottom-up basis, so all weighting changes reflect our individual stock selection criteria. They are not the result of top-down evaluations of economies, sectors or regions.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund held overweight positions relative to the MSCI EAFE® Index in the financials, consumer discretionary and information technology sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, industrials and materials sectors.

As of April 30, 2013, the also Fund held overweight positions relative to the MSCI EAFE® Index in Belgium, China and South Korea. As of the same date, the Fund held underweight positions relative to the Index in the U.K., Switzerland and Sweden.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 127.9%†
Australia 12.3%
Alumina, Ltd. (Metals & Mining) (a)	247,574	$247,677
Arrium, Ltd. (Metals & Mining)	906,019	798,380
Australia & New Zealand Banking Group, Ltd. (Commercial Banks)	50,722	1,674,259
Automotive Holdings Group, Ltd. (Specialty Retail)	15,822	66,759
BC Iron, Ltd. (Metals & Mining)	51,167	182,474
BGP Holdings PLC (Diversified Financial Services) (a)(b)(c)	106,339	11
BHP Billiton, Ltd. (Metals & Mining)	48,963	1,659,850
Billabong International, Ltd. (Textiles, Apparel & Luxury Goods) (a)	55,914	27,534
Caltex Australia, Ltd. (Oil, Gas & Consumable Fuels)	14,155	316,089
Challenger, Ltd. (Diversified Financial Services)	267,124	1,163,096
Codan, Ltd. (Communications Equipment)	40,195	141,262
Commonwealth Bank of Australia (Commercial Banks)	8,429	641,831
Credit Corp. Group, Ltd. (Commercial Services & Supplies)	15,546	143,276
CSL, Ltd. (Biotechnology)	28,841	1,882,471
Decmil Group, Ltd. (Construction & Engineering)	86,140	166,547
Emeco Holdings, Ltd. (Trading Companies & Distributors)	272,492	129,947
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	22,028	871,667
Forge Group, Ltd. (Construction & Engineering)	43,554	260,981
Grange Resources, Ltd. (Metals & Mining)	133,210	22,786
JB Hi-Fi, Ltd. (Specialty Retail)	72,208	1,197,729
Macquarie Group, Ltd. (Capital Markets)	39,364	1,599,292
Mount Gibson Iron, Ltd. (Metals & Mining)	10,533	5,405
Myer Holdings, Ltd. (Multiline Retail)	368,952	1,227,801
National Australia Bank, Ltd. (Commercial Banks)	19,689	693,994
Newcrest Mining, Ltd. (Metals & Mining)	46,685	813,576
NRW Holdings, Ltd. (Construction & Engineering)	171,356	230,938
OZ Minerals, Ltd. (Metals & Mining)	24,571	109,533
Premier Investments, Ltd. (Specialty Retail)	35,153	315,233
Primary Health Care, Ltd. (Health Care Providers & Services)	120,765	659,789
Resolute Mining, Ltd. (Metals & Mining)	130,862	129,560
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	873,235	660,856
Suncorp-Group, Ltd. (Insurance)	128,686	1,731,646
TABCORP Holdings, Ltd. (Hotels, Restaurants & Leisure)	95,417	341,270
Telstra Corp., Ltd. (Diversified Telecommunication Services)	342,479	1,768,139
Wesfarmers, Ltd. (Food & Staples Retailing)	6,529	293,555
Westpac Banking Corp. (Commercial Banks)	42,628	1,493,705

	Shares	Value

Australia (continued)
Woodside Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	1,961	$76,358
Woolworths, Ltd. (Food & Staples Retailing)	2,552	96,328
WorleyParsons, Ltd. (Energy Equipment & Services)	43,770	1,033,220

		24,874,824

Austria 0.9%
Andritz A.G. (Machinery)	4,817	313,889
OMV A.G. (Oil, Gas & Consumable Fuels) (d)	32,348	1,519,780
Raiffeisen International A.G. (Commercial Banks) (d)	841	29,677

		1,863,346

Belgium 3.2%
Ageas (Insurance) (d)	14,532	532,417
Anheuser-Busch InBev N.V. (Beverages) (d)	18,037	1,716,215
Barco N.V. (Electronic Equipment, Instruments & Components)	9,690	862,022
Delhaize Group S.A. (Food & Staples Retailing)	26,466	1,659,419
KBC Groep N.V. (Commercial Banks) (d)	41,825	1,641,427

		6,411,500

Brazil 1.0%
Banco do Brasil S.A. (Commercial Banks)	44,500	558,933
Brookfield Incorporacoes S.A. (Household Durables)	359,600	393,614
JBS S.A. (Food Products)	174,300	556,680
Marfrig Alimentos S.A. (Food Products) (a)	130,300	443,505

		1,952,732

Cambodia 0.5%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	1,352,000	1,076,701

China 5.0%
Agricultural Bank of China, Ltd. Class H (Commercial Banks)	492,000	235,851
Anton Oilfield Services Group (Energy Equipment & Services)	122,000	97,472
Bank of Communications Co., Ltd. Class H (Commercial Banks)	440,000	349,839
BYD Electronic International Co., Ltd. (Communications Equipment)	274,000	144,412
Chaowei Power Holdings, Ltd. (Auto Components)	168,000	79,019
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	258,000	145,288
China Construction Bank Corp. Class H (Commercial Banks)	922,000	772,279
China Hongqiao Group, Ltd. (Metals & Mining)	253,000	146,711
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	562,000	614,857

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	638,500	$644,247
China Unicom Hong Kong, Ltd. (Diversified Telecommunication Services)	428,000	613,308
Chongqing Rural Commercial Bank Class H (Commercial Banks)	1,092,000	593,834
CITIC Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	220,000	79,947
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	350,000	651,276
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals) (a)	364,000	175,430
Guotai Junan International Holdings, Ltd. (Capital Markets)	693,000	292,019
Huaneng Power International, Inc. Class H (Independent Power Producers & Energy Traders)	534,000	617,253
Kingsoft Corp., Ltd. (Software)	27,000	31,070
NAM TAI Electronics, Inc. (Electronic Equipment, Instruments & Components)	45,300	342,468
Prince Frog International Holdings, Ltd. (Personal Products)	515,000	321,869
Sinofert Holdings, Ltd. (Chemicals)	1,552,000	335,993
Sunny Optical Technology Group Co., Ltd. (Leisure Equipment & Products)	466,000	617,318
TCL Multimedia Technology Holdings, Ltd. Class M (Household Durables)	754,000	682,085
Tiangong International Co., Ltd. (Metals & Mining)	742,000	209,401
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	142,500	78,410
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	1,412,000	1,089,064
Yashili International Holdings, Ltd. (Food Products)	540,000	201,800

		10,162,520

Denmark 1.6%
A.P. Moeller—Maersk A/S, Class A (Marine)	17	116,214
GN Store Nord A/S (Health Care Equipment & Supplies)	48,457	885,067
Novo-Nordisk A/S Class B (Pharmaceuticals) (d)	10,849	1,902,997
Pandora A/S (Textiles, Apparel & Luxury Goods) (d)	14,035	428,406

		3,332,684

Egypt 0.3%
Commercial International Bank Egypt S.A.E. (Commercial Banks)	117,867	519,453

	Shares	Value

Finland 0.6%
Metso Oyj (Machinery)	27,043	$1,110,810
Tieto Oyj (IT Services)	9,989	213,900

		1,324,710

France 10.5%
Air France-KLM (Airlines) (a)	115,036	1,165,919
♦BNP Paribas S.A. (Commercial Banks) (d)	40,701	2,267,867
Bouygues S.A. (Construction & Engineering) (d)	51,885	1,447,912
CNP Assurances (Insurance)	6,397	90,606
Derichebourg S.A. (Commercial Services & Supplies) (a)	27,606	111,576
Eiffage S.A. (Construction & Engineering) (d)	12,864	569,395
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense)	32,289	1,705,386
France Telecom S.A. (Diversified Telecommunication Services) (d)	128,148	1,371,043
Maurel & Prom Nigeria S.A. (Oil, Gas & Consumable Fuels) (a)	17,379	80,792
Natixis (Commercial Banks)	364,442	1,598,240
Nexity S.A. (Household Durables)	5,941	213,595
Plastic Omnium S.A. (Auto Components) (d)	24,211	1,181,965
Renault S.A. (Automobiles) (d)	23,865	1,644,367
Sanofi (Pharmaceuticals) (d)	19,934	2,184,699
Teleperformance (Professional Services) (d)	26,715	1,175,794
♦Total S.A. (Oil, Gas & Consumable Fuels) (d)	59,439	2,995,708
UbiSoft Entertainment S.A. (Software) (a)(d)	104,186	1,162,150
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	1,390	363,366

		21,330,380

Germany 8.2%
♦Allianz S.E. (Insurance) (d)	16,463	2,429,351
BASF S.E. (Chemicals) (d)	11,497	1,073,798
Bayer A.G. (Pharmaceuticals) (d)	15,981	1,667,279
Continental A.G. (Auto Components) (d)	12,453	1,478,623
Deutsche Lufthansa A.G. (Airlines) (d)	69,801	1,395,413
Deutsche Post A.G. Registered (Air Freight & Logistics)	16,840	399,638
Duerr A.G. (Machinery) (d)	10,188	1,158,968
Hannover Rueckversicherung S.E. (Insurance) (d)	17,519	1,479,354
Metro A.G. (Food & Staples Retailing)	16,647	519,033
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance) (d)	9,263	1,852,405
Siemens A.G. (Industrial Conglomerates)	2,551	266,412
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment)	17,490	433,029
Suedzucker A.G. (Food Products) (d)	31,150	1,255,714
Volkswagen A.G. (Automobiles)	3,050	592,865
Wincor Nixdorf A.G. (Computers & Peripherals)	10,159	534,621

		16,536,503

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Greece 0.2%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,986	$121,242
OPAP S.A. (Hotels, Restaurants & Leisure)	23,864	235,394

		356,636

Hong Kong 3.7%
AMVIG Holdings, Ltd. (Containers & Packaging)	76,000	29,381
Bosideng International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	398,000	105,140
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	1,812
Cheung Kong Holdings, Ltd. (Real Estate Management & Development)	6,000	90,462
China All Access Holdings, Ltd. (Communications Equipment)	532,000	163,847
China Green Holdings, Ltd. (Food Products) (a)	327,000	45,509
Hopewell Holdings, Ltd. (Industrial Conglomerates) (d)	320,500	1,234,892
Hutchison Whampoa, Ltd. (Industrial Conglomerates)	15,000	162,658
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	944,000	614,318
MGM China Holdings, Ltd. (Hotels, Restaurants & Leisure)	628,400	1,481,894
NetDragon Websoft, Inc. (Software)	255,500	375,341
New World Development, Ltd. (Real Estate Management & Development)	115,000	199,764
Orient Overseas International, Ltd. (Marine) (d)	188,000	1,116,834
Real Nutriceutical Group, Ltd. (Personal Products)	229,000	60,790
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	33,000	477,555
Tianneng Power International, Ltd. (Auto Components)	418,000	264,477
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	77,000	688,125
Wheelock & Co, Ltd. (Real Estate Management & Development)	81,000	452,485

		7,565,284

India 1.2%
Aurobindo Pharma, Ltd. (Pharmaceuticals)	187,610	661,641
Karnataka Bank, Ltd. (Commercial Banks)	238,090	660,686
Power Finance Corp., Ltd. (Diversified Financial Services)	138,913	502,923
Rural Electrification Corp., Ltd. (Diversified Financial Services)	82,919	345,374
Vedanta Resources PLC (Metals & Mining) (d)	12,400	232,872

		2,403,496

Indonesia 0.1%
Malindo Feedmill Tbk PT (Food Products)	694,500	200,010

	Shares	Value

Ireland 0.2%
Greencore Group PLC (Food Products)	75,270	$124,520
United Drug PLC (Health Care Providers & Services)	52,468	246,867

		371,387

Israel 2.1%
Bank Hapoalim BM (Commercial Banks) (a)	156,804	728,253
Bezeq-The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	720,263	1,044,733
Delek Group, Ltd. (Oil, Gas & Consumable Fuels)	3,887	1,022,438
Israel Corp., Ltd. (The) (Chemicals)	609	391,561
Mizrahi Tefahot Bank, Ltd. (Commercial Banks) (a)	56,877	581,304
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	11,830	462,970

		4,231,259

Italy 3.2%
Astaldi S.p.A. (Construction & Engineering)	16,941	117,018
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	809	9,642
Banca Carige S.p.A (Commercial Banks)	213,579	155,263
Credito Emiliano S.p.A (Commercial Banks)	51,754	295,803
Enel S.p.A. (Electric Utilities)	408,318	1,578,789
ENI S.p.A. (Oil, Gas & Consumable Fuels) (d)	90,617	2,167,180
Fiat Industrial S.p.A (Machinery)	125,553	1,417,024
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (a)	24,434	400,621
Telecom Italia S.p.A. (Diversified Telecommunication Services)	461,348	320,798

		6,462,138

Japan 32.0%
Accordia Golf Co., Ltd. (Hotels, Restaurants & Leisure)	732	831,229
Aida Engineering, Ltd. (Machinery)	32,500	268,375
Aisan Industry Co., Ltd. (Auto Components)	9,000	86,321
AOKI Holdings, Inc. (Specialty Retail) (d)	14,500	446,966
AOYAMA TRADING Co., Ltd. (Specialty Retail) (d)	35,000	1,045,853
Astellas Pharma, Inc. (Pharmaceuticals)	20,400	1,186,521
Chubu Electric Power Co., Inc. (Electric Utilities)	25,700	332,438
Cocokara Fine, Inc. (Food & Staples Retailing)	2,300	86,824
COMSYS Holdings Corp. (Construction & Engineering) (d)	89,100	1,179,043
Cosmo Oil Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	183,000	435,513
Dainippon Sumitomo Pharma Co., Ltd. (Pharmaceuticals)	45,900	842,807
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	73,000	1,648,931
Daiwa Securities Group, Inc. (Capital Markets) (d)	189,000	1,673,150
EDION Corp. (Specialty Retail) (d)	253,300	1,184,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
Fuji Heavy Industries, Ltd. (Automobiles) (d)	92,000	$1,736,472
Fuji Soft, Inc. (Software)	14,100	376,347
Fujimi, Inc. (Chemicals)	7,200	96,236
Funai Electric Co., Ltd. (Household Durables)	33,100	409,824
Furukawa-Sky Aluminum Corp. (Metals & Mining) (d)	42,000	129,682
Geo Holdings Corp. (Specialty Retail)	105	125,373
Gulliver International Co., Ltd. (Specialty Retail)	14,100	113,107
Hitachi Medical Corp. (Health Care Equipment & Supplies)	5,000	79,653
Hosiden Corp. (Electronic Equipment & Instruments)	17,700	100,951
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels) (d)	15,600	1,317,003
IT Holdings Corp. (IT Services) (d)	81,000	1,216,433
Jaccs Co., Ltd. (Consumer Finance) (d)	181,000	1,243,986
Japan Airlines Co., Ltd. (Airlines) (d)	24,600	1,246,592
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (d)	17,200	680,166
JFE Holdings, Inc. (Metals & Mining) (d)	68,600	1,483,395
JVC Kenwood Corp. (Household Durables) (d)	21,200	54,802
JX Holdings, Inc. (Oil, Gas & Consumable Fuels) (d)	260,600	1,411,466
Kamei Corp. (Trading Companies & Distributors)	23,200	234,654
Kanamoto Co., Ltd. (Trading Companies & Distributors)	52,000	1,201,251
Kandenko Co., Ltd. (Construction & Engineering)	79,000	358,188
Kanematsu Corp. (Trading Companies & Distributors) (a)	454,000	628,712
KDDI Corp. (Wireless Telecommunication Services) (d)	38,600	1,853,085
Keihin Corp. (Auto Components)	10,800	176,372
Komori Corp. (Machinery)	95,700	1,183,918
Kyowa Exeo Corp. (Construction & Engineering)	37,700	444,348
Maeda Corp. (Construction & Engineering)	32,000	152,967
Makino Milling Machine Co., Ltd. (Machinery)	150,000	889,368
Medipal Holdings Corp. (Health Care Providers & Services) (d)	88,400	1,386,507
Mitsuba Corp. (Auto Components)	10,000	118,582
Mitsubishi Materials Corp. (Metals & Mining)	319,000	912,971
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (d)	300,600	2,044,395
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	19,000	645,125
Mitsumi Electric Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	34,100	194,837
NEC Networks & System Integration Corp. (IT Services)	50,200	1,099,935
Nichii Gakkan Co. (Health Care Providers & Services)	16,200	164,684

	Shares	Value

Japan (continued)
Nippo Corp. (Construction & Engineering) (d)	91,000	$1,361,009
Nippon Seiki Co., Ltd. (Auto Components)	6,000	79,089
Nippon Signal Co., Ltd. (Electrical Equipment)	55,100	443,694
Nippon Synthetic Chemical Industry Co., Ltd. (The) (Chemicals)	10,000	95,912
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (d)	36,600	1,811,509
Nishi-Nippon City Bank, Ltd. (The) (Commercial Banks) (d)	202,000	673,437
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	457,000	871,950
Nomura Holdings, Inc. (Capital Markets) (d)	181,900	1,479,681
Pocket Card Co., Ltd. (Consumer Finance)	15,600	140,982
RICOH Co., Ltd. (Office Electronics) (d)	120,000	1,336,821
Riso Kagaku Corp. (Office Electronics) (d)	3,700	70,785
Sakai Chemical Industry Co., Ltd. (Chemicals)	17,000	53,362
Seiko Epson Corp. (Computers & Peripherals) (d)	123,400	1,413,939
Shima Seiki Manufacturing, Ltd. (Machinery)	5,100	110,282
Shinko Electric Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	141,600	1,438,006
Shionogi & Co., Ltd. (Pharmaceuticals)	68,000	1,672,709
Showa Corp. (Auto Components) (d)	68,900	998,674
Sintokogio, Ltd. (Machinery)	3,700	33,476
SKY Perfect JSAT Holdings, Inc. (Media) (d)	835	419,706
Sojitz Corp. (Trading Companies & Distributors)	880,800	1,382,391
Sony Corp. (Household Durables)	15,200	251,501
Sumitomo Metal Mining Co., Ltd. (Metals & Mining) (d)	90,000	1,252,808
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (d)	45,276	2,138,749
Suzuken Co., Ltd. (Health Care Providers & Services)	800	31,102
Token Corp. (Household Durables)	780	50,168
Tokuyama Corp. (Chemicals)	446,000	1,198,666
Topy Industries, Ltd. (Metals & Mining)	158,000	367,913
Tosoh Corp. (Chemicals)	423,000	1,392,860
Toyo Seikan Group Holdings, Ltd. (Containers & Packaging)	42,800	585,682
Toyoda Gosei Co., Ltd. (Auto Components)	8,400	217,658
♦Toyota Motor Corp. (Automobiles) (d)	66,400	3,841,576
TS Tech Co., Ltd. (Auto Components)	2,500	75,883
Universal Entertainment Corp. (Leisure Equipment & Products)	21,300	534,221
Yellow Hat, Ltd. (Specialty Retail)	13,300	266,314

		64,852,720

Malaysia 0.0%‡
JCY International Bhd (Computers & Peripherals)	375,100	61,027

Netherlands 5.2%
Aegon N.V. (Insurance)	231,366	1,526,839
Heineken Holding N.V. (Beverages)	21,794	1,310,516

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Netherlands (continued)
Koninklijke Ahold N.V. (Food & Staples Retailing) (d)	98,730	$1,557,670
Koninklijke Philips Electronics N.V. (Industrial Conglomerates) (d)	6,073	167,715
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (d)	87,980	2,995,669
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (d)	54,017	1,890,431
Unilever N.V., CVA (Food Products) (d)	25,376	1,080,100

		10,528,940

New Zealand 0.3%
Chorus, Ltd. (Diversified Telecommunication Services)	60,631	142,917
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services)	193,324	431,669

		574,586

Norway 2.6%
DnB NOR ASA (Commercial Banks) (d)	102,060	1,668,110
Kvaerner ASA (Energy Equipment & Services)	143,392	241,453
Marine Harvest ASA (Food Products) (a)	1,095,106	1,139,449
SpareBank 1 SMN (Commercial Banks)	28,746	244,265
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (d)	28,762	701,780
Vard Holdings, Ltd. (Machinery)	397,000	331,988
Yara International ASA (Chemicals) (d)	19,359	906,430

		5,233,475

Republic of Korea 1.5%
Chong Kun Dang Pharm Corp. (Pharmaceuticals)	9,685	539,082
Hankook Tire Worldwide Co., Ltd. (Diversified Financial Services)	17,570	319,078
Hyundai Mobis (Auto Components)	749	170,026
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	30,795	651,524
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	235	324,344
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,999	575,539
Sungwoo Hitech Co., Ltd. (Auto Components)	28,327	393,538

		2,973,131

Singapore 0.1%
Hutchison Port Holdings Trust (Transportation Infrastructure)	347,000	288,010

South Africa 0.1%
Steinhoff International Holdings, Ltd. (Household Durables) (a)	41,078	109,636

	Shares	Value

Spain 3.4%
Abengoa S.A. (Construction & Engineering)	67,247	$179,779
Banco Santander S.A. (Commercial Banks)	28,007	202,529
Distribuidora Internacional de Alimentacion S.A. (Food & Staples Retailing)	55,564	431,001
Gamesa Corp. Tecnologica S.A. (Electrical Equipment)	312,658	1,223,324
Gas Natural SDG S.A. (Gas Utilities)	79,162	1,657,614
Grupo Catalana Occidente S.A. (Insurance)	15,444	349,830
Mapfre S.A. (Insurance)	265,263	972,907
Repsol, S.A. (Oil, Gas & Consumable Fuels) (d)	77,245	1,810,756

		6,827,740

Sweden 1.5%
Boliden AB (Metals & Mining) (d)	5,299	83,887
Nordea Bank AB (Commercial Banks) (d)	35,002	419,362
SAS AB (Airlines) (a)	50,331	109,110
Skandinaviska Enskilda Banken AB Class A (Commercial Banks)	35,805	367,384
Svenska Cellulosa AB Class B (Household Products)	3,259	84,630
Swedbank AB Class A (Commercial Banks) (d)	70,525	1,735,635
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	27,475	342,958

		3,142,966

Switzerland 7.2%
EMS-Chemie Holding A.G. (Chemicals)	1,825	527,499
GAM Holding A.G. (Capital Markets) (a)	48,826	861,203
Holcim, Ltd. (Construction Materials) (a)	5,347	416,638
Implenia A.G. Registered (Construction & Engineering) (a)	3,251	178,494
Kudelski S.A. (Electronic Equipment, Instruments & Components) (a)	9,325	117,340
♦Nestle S.A. Registered (Food Products) (d)	66,547	4,752,335
Novartis A.G. (Pharmaceuticals) (d)	19,463	1,445,386
♦Roche Holding A.G., Genusscheine (Pharmaceuticals) (d)	16,127	4,030,883
Swiss Life Holding A.G. Registered (Insurance) (a)	6,796	1,074,438
Syngenta A.G. (Chemicals)	1,596	682,136
UBS A.G. (Capital Markets) (a)	33,810	603,620

		14,689,972

Taiwan 0.7%
Shin Zu Shing Co., Ltd. (Machinery)	26,000	66,515
TPK Holding Co., Ltd. (Electronic Equipment, Instruments & Components)	29,000	588,608
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	618,000	673,242

		1,328,365

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Thailand 0.6%
Airports of Thailand PCL (Transportation Infrastructure)	103,400	$509,073
PTT Global Chemical PCL (Chemicals)	223,400	555,646
Thai Oil PCL (Oil, Gas & Consumable Fuels)	92,500	208,007

		1,272,726

Turkey 0.4%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining)	18,136	20,435
Turk Hava Yollari (Airlines) (a)	139,853	581,957
Turkiye Vakiflar Bankasi Tao Class D (Commercial Banks)	49,141	175,430

		777,822

United Kingdom 17.5%
Ashtead Group PLC (Trading Companies & Distributors)	9,631	87,892
Associated British Foods PLC (Food Products)	35,209	1,058,288
♦AstraZeneca PLC (Pharmaceuticals) (d)	44,735	2,322,673
BAE Systems PLC (Aerospace & Defense)	155,818	908,860
Barratt Developments PLC (Household Durables) (a)	260,345	1,258,514
Beazley PLC (Insurance)	52,462	182,949
BHP Billiton PLC (Metals & Mining) (d)	31,827	885,443
Bodycote PLC (Machinery)	40,463	325,265
BP PLC (Oil, Gas & Consumable Fuels)	289,973	2,100,803
British American Tobacco PLC (Tobacco) (d)	23,323	1,291,918
British Sky Broadcasting Group PLC (Media)	37,590	492,815
Computacenter PLC (IT Services)	5,167	35,941
CSR PLC (Semiconductors & Semiconductor Equipment)	78,514	601,261
Diageo PLC (Beverages) (d)	17,963	548,011
Enquest PLC (Oil, Gas & Consumable Fuels) (a)	192,108	384,652
Enterprise Inns PLC (Hotels, Restaurants & Leisure) (a)	35,086	53,384
Eurasian Natural Resources Corp. PLC (Metals & Mining)	41,063	175,027
Ferrexpo PLC (Metals & Mining)	463,047	1,278,869
GlaxoSmithKline PLC (Pharmaceuticals) (d)	48,995	1,263,746
Halfords Group PLC (Specialty Retail)	105,981	567,629
Home Retail Group PLC (Internet & Catalog Retail)	484,068	1,171,502
HSBC Holdings PLC (Commercial Banks) (d)	183,985	2,010,554
Interserve PLC (Construction & Engineering)	17,901	131,469
ITV PLC (Media)	678,329	1,326,586
J Sainsbury PLC (Food & Staples Retailing)	40,838	241,754
Kazakhmys PLC (Metals & Mining)	60,138	323,497
Keller Group PLC (Construction & Engineering)	6,688	89,292
Marston’s PLC (Hotels, Restaurants & Leisure)	74,235	166,973
Micro Focus International PLC (Software)	55,982	582,195
National Grid PLC (Multi-Utilities) (d)	37,834	481,616

	Shares	Value

United Kingdom (continued)
Next PLC (Multiline Retail) (d)	17,765	$1,202,877
Pace PLC (Communications Equipment)	303,182	1,169,363
Persimmon PLC (Household Durables) (d)	50,133	841,040
Persimmon PLC (Household Durables) (c)	50,133	58,406
Playtech, Ltd. (Software)	58,049	552,745
Reckitt Benckiser Group PLC (Household Products)	598	43,621
Rio Tinto PLC (Metals & Mining) (d)	45,303	2,054,141
Standard Chartered PLC (Commercial Banks) (d)	51,328	1,289,240
Tesco PLC (Food & Staples Retailing)	21,418	121,817
Trinity Mirror PLC (Media) (a)	33,473	46,796
TUI Travel PLC (Hotels, Restaurants & Leisure)	277,775	1,356,147
♦Vodafone Group PLC (Wireless Telecommunication Services) (d)	1,190,675	3,628,787
WH Smith PLC (Specialty Retail)	61,373	704,993

		35,419,351

Total Common Stocks (Cost $217,945,724)		259,056,030

Convertible Preferred Stocks 0.6%
Brazil 0.3%
Cia Energetica De Sao Paulo 5.53% Class B (Independent Power Producers & Energy Traders)	57,700	611,391

Germany 0.1%
Bayerische Motoren Werke A.G. 4.40% (Automobiles)	2,768	192,400

Republic of Korea 0.2%
Hyundai Motor Co. 2.46% (Automobiles)	178	12,655
Samsung Electronics Co., Ltd. 0.93% (Semiconductors & Semiconductor Equipment)	359	283,927

		296,582

Total Convertible Preferred Stocks (Cost $896,463)		1,100,373

Preferred Stocks 0.7%
Brazil 0.1%
Banco do Estado do Rio Grande do Sul S.A. Class B 5.24% (Commercial Banks)	20,200	172,645

Germany 0.6%
Jungheinrich A.G. 2.38% (Machinery)	6,452	266,167

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Preferred Stocks (continued)
Germany (continued)
ProSiebenSat.1 Media A.G. 5.47% (Media) (d)	14,888	$570,165
Volkswagen A.G. 2.33% (Automobiles)	2,215	448,933

		1,285,265

Total Preferred Stocks (Cost $1,166,281)		1,457,910

Rights 0.0%‡
Spain 0.0%‡
Banco Santander S.A. (Commercial Banks) (a)(c)	28,007	5,533

Total Rights (Cost $5,504)		5,533

Unaffiliated Investment Company 1.3%
United States 1.3%
♦WisdomTree Japan Hedged Equity Fund (Capital Markets)	55,459	2,637,630

Total Unaffiliated Investment Company (Cost $2,665,294)		2,637,630

	Number of Warrants
Warrants 0.0%‡
France 0.0%‡
UBISOFT Entertainment Strike Price €7.00 Expires 10/10/13 (Software) (a)	27,575	5,411

Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/5/14 (Media) (a)	85,100	1,121

Total Warrants (Cost $0)		6,532

Total Investments, Before Investments Sold Short (Cost $222,679,266) (f)	130.5%	264,264,008

	Shares
Investments Sold Short (31.9%) Common Stocks Sold Short (30.9%)
Australia (4.3%)
Acrux, Ltd. (Pharmaceuticals)	(77,429)	(324,293)
Alkane Resources, Ltd. (Metals & Mining) (a)	(40,011)	(22,814)

	Shares	Value

Australia (continued)
Aquila Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	(147,350)	$(282,602)
Ausenco, Ltd. (Construction & Engineering)	(1,851)	(5,315)
Bandanna Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(325,537)	(45,560)
Bathurst Resources, Ltd. (Metals & Mining) (a)	(616,482)	(108,648)
Beadell Resources, Ltd. (Metals & Mining) (a)	(1,417,567)	(1,036,062)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(345,669)	(666,541)
Clough, Ltd. (Construction & Engineering)	(31,818)	(38,923)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (a)	(322,941)	(152,331)
Cockatoo Coal, Ltd. (Oil, Gas & Consumable Fuels) (a)	(447,395)	(29,220)
Cudeco, Ltd. (Metals & Mining) (a)	(86,072)	(336,400)
Discovery Metals, Ltd. (Metals & Mining) (a)(b)(c)	(225,035)	(79,320)
Energy World Corp, Ltd. (Independent Power Producers & Energy Traders) (a)	(392,946)	(130,358)
Gindalbie Metals, Ltd. (Metals & Mining) (a)	(347,720)	(64,887)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)	(42,297)	(183,290)
Linc Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(346,856)	(690,405)
Lynas Corp, Ltd. (Metals & Mining) (a)	(1,074,952)	(562,774)
Macquarie Atlas Roads Group (Transportation Infrastructure)	(221,278)	(385,390)
Maverick Drilling & Exploration, Ltd. (Oil, Gas & Consumable Fuels) (a)	(152,004)	(100,065)
Mirabela Nickel, Ltd. (Metals & Mining) (a)	(194,035)	(28,162)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(1,146,117)	(897,076)
Papillon Resources, Ltd. (Metals & Mining) (a)	(133,927)	(140,231)
SAI Global, Ltd. (Professional Services)	(79,403)	(290,579)
Sandfire Resources NL (Metals & Mining) (a)	(183,678)	(1,068,251)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(942,267)	(669,141)
Sirius Resources NL (Metals & Mining) (a)	(119,588)	(380,609)
Virgin Australia Holdings, Ltd. (Airlines) (a)	(169,734)	(80,063)
Virgin Australia International Holdings Pvt, Ltd. (Airlines) (a)(b)(c)	(444,108)	(4,604)

		(8,803,914)

Austria (0.3%)
Intercell A.G. (Biotechnology) (a)	(21,065)	(44,387)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(1,470)	(143,761)
Wienerberger A.G. (Building Products)	(38,956)	(479,684)

		(667,832)

Belgium (0.1%)
D’ieteren S.A. (Distributors)	(3,743)	(172,527)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Bermuda (0.1%)
Golden Ocean Group, Ltd. (Marine) (a)	(238,217)	$(229,273)

China (2.9%)
Beijing Enterprises Water Group, Ltd. (Water Utilities)	(1,096,000)	(333,313)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(c)	(86,000)	(18,618)
Brilliance China Automotive Holdings, Ltd. (Automobiles) (a)	(324,000)	(396,642)
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	(2,477,000)	(427,721)
China Everbright International, Ltd. (Commercial Services & Supplies)	(66,000)	(51,030)
China Foods, Ltd. (Food Products)	(624,000)	(318,427)
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	(548,000)	(336,844)
China Modern Dairy Holdings, Ltd. (Food Products) (a)	(271,000)	(93,940)
China Singyes Solar Technologies Holdings, Ltd. (Construction & Engineering)	(478,000)	(416,394)
China Suntien Green Energy Corp., Ltd. Class H (Oil, Gas & Consumable Fuels)	(572,000)	(165,110)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(292,000)	(303,659)
First Tractor Co., Ltd. Class H (Machinery) (a)	(468,000)	(347,375)
Goodbaby International Holdings, Ltd. (Leisure Equipment & Products)	(340,000)	(164,301)
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels)	(243,000)	(54,799)
Hollysys Automation Technologies, Ltd. (Electronic Equipment, Instruments & Components) (a)	(25,500)	(307,020)
Huaneng Renewables Corp., Ltd. Class H (Independent Power Producers & Energy Traders) (a)	(78,000)	(26,536)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (a)	(758,000)	(217,823)
Kingdee International Software Group Co., Ltd. (Software) (a)	(1,866,000)	(305,383)
Microport Scientific Corp. (Health Care Equipment & Supplies)	(143,000)	(91,032)
Midas Holdings, Ltd. (Metals & Mining)	(295,000)	(118,556)
MIE Holdings Corp. (Oil, Gas & Consumable Fuels)	(372,000)	(86,287)
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery)	(656,000)	(263,748)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(312,000)	(282,644)
Vinda International Holdings, Ltd. (Household Products)	(277,000)	(361,949)

	Shares	Value

China (continued)
West China Cement, Ltd. (Construction Materials)	(656,000)	$(115,812)
ZTE Corp. Class H (Communications Equipment)	(132,200)	(223,168)

		(5,828,131)

Finland (0.6%)
M-real Oyj Class B (Paper & Forest Products)	(33,471)	(104,028)
Outokumpu Oyj (Metals & Mining) (a)	(1,451,337)	(1,008,231)
Talvivaara Mining Co. PLC (Metals & Mining) (a)	(69,031)	(15,012)

		(1,127,271)

France (0.7%)
Alcatel-Lucent (Communications Equipment) (a)	(798,776)	(1,095,078)
Artprice.com (Media) (a)	(11,013)	(344,750)
Carmat (Health Care Equipment & Supplies) (a)	(251)	(33,882)

		(1,473,710)

Germany (1.9%)
Aixtron A.G. (Semiconductors & Semiconductor Equipment)	(76,364)	(1,089,147)
Delticom A.G. (Specialty Retail)	(15,216)	(747,444)
Morphosys A.G. (Life Sciences Tools & Services) (a)	(21,306)	(967,613)
Rhoen Klinikum A.G. (Health Care Providers & Services)	(1,140)	(24,352)
SGL Carbon S.E. (Electrical Equipment)	(28,830)	(984,502)

		(3,813,058)

Greece (0.0%)‡
Marfin Investment Group Holdings S.A. (Diversified Financial Services) (a)	(116,168)	(51,251)

Hong Kong (1.2%)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(482,000)	(347,829)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (a)	(1,044,000)	(177,584)
Comba Telecom Systems Holdings, Ltd. (Communications Equipment)	(711,000)	(242,798)
Esprit Holdings, Ltd. (Specialty Retail)	(844,000)	(1,183,317)
Hengdeli Holdings, Ltd. (Specialty Retail)	(992,000)	(290,180)
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(97,000)	(284,370)

		(2,526,078)

Italy (0.7%)
Geox S.p.A. (Textiles, Apparel & Luxury Goods)	(18,616)	(56,388)
RCS MediaGroup S.p.A. (Media) (a)	(14,378)	(13,946)
Telecom Italia Media S.p.A. (Media) (a)	(365,022)	(50,860)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Italy (continued)
Trevi Finanziaria S.p.A. (Construction & Engineering)	(33,406)	$(255,165)
Yoox S.p.A. (Internet & Catalog Retail) (a)	(59,334)	(1,114,275)

		(1,490,634)

Japan (10.0%)
3-d Matrix, Ltd. (Biotechnology) (a)	(5,200)	(479,007)
Akebono Brake Industry Co., Ltd. (Auto Components)	(109,300)	(524,721)
Aplus Financial Co., Ltd. (Consumer Finance) (a)	(187,000)	(404,749)
Asahi Co., Ltd. (Specialty Retail)	(36,900)	(619,637)
Atom Corp. (Hotels, Restaurants & Leisure)	(9,900)	(58,089)
Bit-isle, Inc. (IT Services)	(9,100)	(129,847)
Clarion Co., Ltd. (Household Durables) (a)	(214,000)	(302,939)
Cookpad, Inc. (Media)	(14,800)	(562,487)
Cosel Co., Ltd. (Electrical Equipment)	(17,300)	(198,581)
Daiichi Chuo KK (Marine) (a)	(42,000)	(54,285)
Dainippon Screen Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	(130,000)	(669,436)
Digital Garage, Inc. (IT Services)	(121)	(443,114)
Dr Ci:Labo Co., Ltd. (Personal Products)	(238)	(722,899)
Dwango Co., Ltd. (Software)	(94)	(474,411)
Endo Lighting Corp. (Electrical Equipment)	(6,300)	(255,270)
Fudo Tetra Corp. (Construction & Engineering) (a)	(50,000)	(98,990)
Fujiya Co., Ltd. (Food Products)	(133,000)	(275,591)
GMO Payment Gateway, Inc. (IT Services)	(4,800)	(108,324)
Harmonic Drive Systems, Inc. (Machinery)	(2,800)	(57,416)
Iino Kaiun Kaisha, Ltd. (Marine)	(45,700)	(317,371)
Japan Bridge Corp. (Construction & Engineering) (a)	(152,800)	(322,889)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(13,400)	(887,973)
Kusuri No Aoki Co., Ltd. (Food & Staples Retailing)	(4,300)	(313,618)
Maruwa Co., Ltd. / Aichi (Electronic Equipment, Instruments & Components)	(7,000)	(213,048)
Matsuya Co., Ltd. (Multiline Retail) (a)	(15,900)	(312,503)
Melco Holdings, Inc. (Computers & Peripherals)	(15,200)	(250,410)
MISUMI Group, Inc. (Trading Companies & Distributors)	(8,200)	(249,907)
MonotaRO Co., Ltd. (Trading Companies & Distributors)	(15,000)	(381,136)
Nihon M&A Center, Inc. (Professional Services)	(800)	(42,181)
Nitto Boseki Co., Ltd. (Building Products) (a)	(175,000)	(615,736)
Orient Corp. (Consumer Finance) (a)	(110,500)	(381,992)
OSAKA Titanium Technologies Co. (Metals & Mining)	(39,000)	(774,919)
OSG Corp. (Machinery)	(34,600)	(525,646)

	Shares	Value

Japan (continued)
Pioneer Corp. (Household Durables) (a)	(100,000)	$(205,160)
Sanken Electric Co., Ltd. (Semiconductors & Semiconductor Equipment)	(52,000)	(243,237)
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	(81,000)	(474,442)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(135,780)	(717,307)
Seria Co., Ltd. (Multiline Retail)	(5,900)	(144,043)
Shin Nippon Biomedical Laboratories, Ltd. (Life Sciences Tools & Services) (a)	(25,700)	(611,622)
Start Today Co., Ltd. (Internet & Catalog Retail)	(55,400)	(837,663)
Sumitomo Mitsui Construction Co., Ltd. (Construction & Engineering) (a)	(920,300)	(934,602)
Toho Titanium Co., Ltd. (Metals & Mining)	(95,300)	(817,262)
Tokyotokeiba Co., Ltd. (Hotels, Restaurants & Leisure)	(177,000)	(920,542)
Topcon Corp. (Electronic Equipment & Instruments)	(40,900)	(456,053)
Toyo Tanso Co., Ltd. (Electrical Equipment)	(18,000)	(392,922)
Weathernews, Inc. (Professional Services)	(22,200)	(543,585)
Yomiuri Land Co., Ltd. (Hotels, Restaurants & Leisure)	(59,000)	(605,221)
Yumeshin Holdings Co., Ltd. (Construction & Engineering)	(10,000)	(65,959)
Zuiko Corp. (Machinery)	(3,300)	(260,656)

		(20,259,398)

Mongolia (0.2%)
Mongolian Mining Corp. (Metals & Mining) (a)	(1,177,000)	(345,813)

Netherlands (1.8%)
PostNL N.V. (Air Freight & Logistics) (a)	(550,526)	(1,252,827)
Royal Imtech N.V. (Construction & Engineering) (a)	(102,272)	(1,136,759)
SBM Offshore N.V. (Energy Equipment & Services) (a)	(81,322)	(1,308,726)

		(3,698,312)

Norway (1.0%)
Algeta ASA (Biotechnology) (a)	(22,908)	(776,643)
Archer, Ltd. (Energy Equipment & Services) (a)	(495,359)	(323,854)
BW Offshore, Ltd. (Energy Equipment & Services)	(92,284)	(87,059)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (a)	(42,950)	(608,890)
ElectroMagnetic GeoServices AS (Energy Equipment & Services) (a)	(118,162)	(171,101)
Opera Software ASA (Internet Software & Services)	(3,161)	(21,488)

		(1,989,035)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Singapore (0.7%)
Dyna-mac Holdings, Ltd. (Energy Equipment & Services)	(511,000)	$(182,544)
Tiger Airways Holdings, Ltd. (Airlines) (a)	(73,000)	(39,117)
Yoma Strategic Holdings, Ltd. (Construction & Engineering) (a)	(1,713,000)	(1,126,516)

		(1,348,177)

Spain (1.1%)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering)	(52,039)	(539,422)
Jazztel PLC (Diversified Telecommunication Services) (a)	(149,801)	(1,126,472)
NH Hoteles S.A. (Hotels, Restaurants & Leisure) (a)	(87,259)	(304,527)
Promotora de Informaciones S.A. Class A (Media) (a)	(289,214)	(85,698)
Zeltia S.A. (Biotechnology) (a)	(109,274)	(220,899)

		(2,277,018)

Sweden (0.1%)
Active Biotech AB (Biotechnology) (a)	(256)	(2,241)
CDON Group AB (Internet & Catalog Retail) (a)	(23,815)	(110,972)

		(113,213)

Switzerland (0.5%)
Panalpina Welttransport Holding A.G. (Air Freight & Logistics)	(3,444)	(335,214)
Rieter Holding A.G. Registered (Machinery) (a)	(3,802)	(634,621)

		(969,835)

United Arab Emirates (0.4%)
Lamprell PLC (Energy Equipment & Services)	(338,601)	(760,021)

United Kingdom (2.3%)
APR Energy PLC (Independent Power Producers & Energy Traders)	(10,391)	(133,969)
Bumi PLC (Oil, Gas & Consumable Fuels) (a)(b)(c)	(131,608)	(530,095)
Carpetright PLC (Specialty Retail) (a)	(1,129)	(11,013)
Chemring Group PLC (Aerospace & Defense)	(83,405)	(351,229)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (a)	(130,035)	(859,265)
London Mining PLC (Metals & Mining) (a)	(64,665)	(115,263)
Ocado Group PLC (Internet & Catalog Retail) (a)	(503,272)	(1,328,988)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	(156,781)	(990,947)
Petra Diamonds, Ltd. (Metals & Mining) (a)	(133,945)	(228,870)
SDL PLC (Software)	(20,777)	(117,445)

	Shares	Value

United Kingdom (continued)
SuperGroup PLC (Specialty Retail) (a)	(294)	$(3,163)

		(4,670,247)

Total Common Stocks Sold Short (Proceeds $66,027,673)		(62,614,748)

Exchange Traded Fund Sold Short (1.0%)(e)
United States (1.0%)
iShares MSCI EAFE Index Fund (Capital Markets)	(31,865)	(1,973,718)

Total Exchange Traded Fund Sold Short (Proceeds $1,922,649)		(1,973,718)

Rights Sold Short (0.0%)‡
Singapore (0.0%)‡
Tiger Airways (Airlines) (a)(b)(c)	(37,500)	(3)

Total Rights Sold Short (Proceeds $0)		(3)

Total Investments Sold Short (Proceeds $67,950,322)	(31.9)%	(64,588,469)

Total Investments, Net of Investments Sold Short (Cost $154,728,944)	98.6	199,675,539
Other Assets, Less Liabilities	1.4	2,881,380
Net Assets	100.0%	$202,556,919

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Illiquid security—The total market value of these securities as of April 30, 2013 is $(630,817), which represents (0.3)% of the Fund’s net assets.

(c)	Fair valued security. The total market value of these securities as of April 30, 2013 is $(566,878), which represents (0.3)% of the Fund’s net assets.

(d)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(e)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of April 30, 2013, cost is $225,697,407 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$47,128,741
Gross unrealized depreciation	(8,562,140)

Net unrealized appreciation	$38,566,601

The following abbreviation is used in the above portfolio:

€—Euro

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$258,995,801	$—	$60,229	$259,056,030
Convertible Preferred Stocks	1,100,373	—	—	1,100,373
Preferred Stocks	1,457,910	—	—	1,457,910
Rights (c)	—	—	5,533	5,533
Unaffiliated Investment Company	2,637,630	—	—	2,637,630
Warrants	6,532	—	—	6,532

Total Investments in Securities	$264,198,246	$—	$65,762	$264,264,008

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (d)	$(61,982,111)	$—	$(632,637)	$(62,614,748)
Exchange Traded Funds Sold Short	(1,973,718)	—	—	(1,973,718)
Rights Sold Short (e)	—	—	(3)	(3)

Total Investments in Securities Sold Short	$(63,955,829)	$—	$(632,640)	$(64,588,469)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $11, $1,812 and $58,406 are held in Australia, Hong Kong and United Kingdom, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $5,533 is held in Spain, within the Rights section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $(83,924), $(18,618) and $(530,095) are held in Australia, China and United Kingdom, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $(3) is held in Singapore, within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the six-month period ended April 30, 2013, a foreign equity security with a total value of $(683,227) was transferred from level 1 to level 3. The transfer occurred as a result of the foreign equity security being valued by methods deemed in good faith by the Fund’s Valuation Committee utilizing significant unobservable inputs as of April 30, 2013.

During the six-month period ended April 30, 2013, a foreign equity security with a total value of $(417,251) was transferred from level 3 to level 1. The transfer occurred as a result of the foreign equity security being valued by an independent pricing service as of April 30, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Common Stocks
Australia	$11	$—	$—	$—	$—	$—	$—	$—	$11	$—
Hong Kong	829	—	—	983	—	—	—	—	1,812	983
United Kingdom	—	—	—	1,132	57,274	—	—	—	58,406	1,132
Rights
Spain	—	—	—	29	5,504	—	—	—	5,533	29
Common Stocks Sold Short
Australia	(421,861)	—	(102,495)	417,790	386,110	(97,492)	(683,227)	417,251	(83,924)	417,790
China	(18,642)	—	—	24	—	—	—	—	(18,618)	24
United Kingdom	—	—	—	122,509	—	(652,604)	—	—	(530,095)	122,509
Rights Sold Short
Singapore	—	—	—	(3)	—	—	—	—	(3)	(3)

Total	$(439,663)	$—	$(102,495)	$542,464	$448,888	$(750,096)	$(683,227)	$417,251	$(566,878)	$542,464

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,614,246	1.3%
Air Freight & Logistics	399,638	0.2
Airlines	4,498,991	2.2
Auto Components	5,320,227	2.6
Automobiles	8,469,268	4.2
Beverages	3,574,742	1.8
Biotechnology	1,882,471	0.9
Capital Markets	9,146,595	4.5
Chemicals	7,310,099	3.6
Commercial Banks	28,785,054	14.2
Commercial Services & Supplies	254,852	0.1
Communications Equipment	1,961,842	1.0
Computers & Peripherals	2,009,587	1.0
Construction & Engineering	8,383,577	4.1
Construction Materials	416,638	0.2
Consumer Finance	1,384,968	0.7
Containers & Packaging	615,063	0.3
Diversified Financial Services	2,330,482	1.1
Diversified Telecommunication Services	7,584,063	3.7
Electric Utilities	1,911,227	0.9
Electrical Equipment	1,667,018	0.8
Electronic Equipment & Instruments	100,951	0.0	‡
Electronic Equipment, Instruments & Components	3,371,117	1.7
Energy Equipment & Services	1,372,145	0.7
Food & Staples Retailing	5,007,401	2.5
Food Products	10,859,722	5.4
Gas Utilities	1,657,614	0.8
Health Care Equipment & Supplies	964,720	0.5
Health Care Providers & Services	3,149,805	1.6
Hotels, Restaurants & Leisure	6,414,659	3.2
Household Durables	4,323,185	2.1
Household Products	128,251	0.1
Independent Power Producers & Energy Traders	1,228,644	0.6
Industrial Conglomerates	2,407,216	1.2
Insurance	12,222,742	6.0
Internet & Catalog Retail	1,171,502	0.6
IT Services	2,566,209	1.3
Leisure Equipment & Products	1,151,539	0.6
Machinery	8,565,109	4.2
Marine	1,233,048	0.6
Media	2,857,189	1.4
Metals & Mining	13,526,293	6.7
Multi-Utilities	481,616	0.2
Multiline Retail	2,430,678	1.2
Office Electronics	1,407,606	0.7
Oil, Gas & Consumable Fuels	23,501,966	11.6
Personal Products	382,659	0.2

	Value	Percent †
Pharmaceuticals	$20,358,823	10.1%
Professional Services	1,175,794	0.6
Real Estate Investment Trusts	363,366	0.2
Real Estate Management & Development	4,202,447	2.1
Semiconductors & Semiconductor Equipment	3,753,809	1.9
Software	3,085,259	1.5
Specialty Retail	6,034,803	3.0
Textiles, Apparel & Luxury Goods	1,040,111	0.5
Tobacco	1,291,918	0.6
Trading Companies & Distributors	3,664,847	1.8
Transportation Infrastructure	806,725	0.4
Wireless Telecommunication Services	5,481,872	2.7

	264,264,008	130.5
Other Assets, Less Liabilities*	(61,707,089)	–30.5

Net Assets	$202,556,919	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(351,229)	(0.2)%
Air Freight & Logistics	(1,588,041)	(0.8)
Airlines	(123,787)	(0.1)
Auto Components	(524,721)	(0.3)
Automobiles	(396,642)	(0.2)
Biotechnology	(1,523,177)	(0.7)
Building Products	(1,095,420)	(0.5)
Capital Markets	(1,973,718)	(1.0)
Commercial Banks	(717,307)	(0.3)
Commercial Services & Supplies	(51,030)	(0.0)‡
Communications Equipment	(1,561,044)	(0.8)
Computers & Peripherals	(250,410)	(0.1)
Construction & Engineering	(4,940,934)	(2.4)
Construction Materials	(115,812)	(0.1)
Consumer Finance	(786,741)	(0.4)
Distributors	(172,527)	(0.1)
Diversified Financial Services	(51,251)	(0.0)‡
Diversified Telecommunication Services	(1,126,472)	(0.6)
Electrical Equipment	(1,831,275)	(0.9)
Electronic Equipment & Instruments	(456,053)	(0.2)
Electronic Equipment, Instruments & Components	(520,068)	(0.3)
Energy Equipment & Services	(3,865,039)	(1.9)
Food & Staples Retailing	(313,618)	(0.2)
Food Products	(687,958)	(0.3)
Health Care Equipment & Supplies	(124,914)	(0.1)
Health Care Providers & Services	(24,352)	(0.0)‡
Hotels, Restaurants & Leisure	(2,236,208)	(1.1)
Household Durables	(508,099)	(0.2)
Household Products	(361,949)	(0.2)
Independent Power Producers & Energy Traders	(290,863)	(0.1)
Internet & Catalog Retail	(3,391,898)	(1.7)
Internet Software & Services	(21,488)	(0.0)‡
IT Services	(681,285)	(0.3)
Leisure Equipment & Products	(164,301)	(0.1)
Life Sciences Tools & Services	(1,579,235)	(0.8)
Machinery	(2,089,462)	(1.0)
Marine	(600,929)	(0.3)
Media	(1,057,741)	(0.5)
Metals & Mining	(7,647,491)	(3.8)
Multiline Retail	(456,546)	(0.2)
Oil, Gas & Consumable Fuels	(6,435,003)	(3.2)
Paper & Forest Products	(104,028)	(0.1)
Personal Products	(722,899)	(0.4)
Pharmaceuticals	(324,293)	(0.2)
Professional Services	(876,345)	(0.4)
Semiconductors & Semiconductor Equipment	(2,861,085)	(1.4)
Software	(897,239)	(0.4)
Specialty Retail	(2,873,372)	(1.4)
Textiles, Apparel & Luxury Goods	(1,883,424)	(0.9)
Trading Companies & Distributors	(631,043)	(0.3)

	Value	Percent †
Transportation Infrastructure	$(385,390)	(0.2)%
Water Utilities	(333,313)	(0.2)

	$(64,588,469)	(31.9)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $222,679,266)	$264,264,008
Cash denominated in foreign currencies (identified cost $952,774)	957,298
Receivables:
Investment securities sold	2,672,757
Dividends and interest	1,442,705
Fund shares sold	304,969
Other assets	35,448

Total assets	269,677,185

Liabilities
Investments sold short (proceeds $67,950,322)	64,588,469
Due to custodian	1,988,963
Payables:
Manager (See Note 3)	177,319
Dividends on investments sold short	138,850
Broker fees and charges on short sales	121,039
Custodian	33,457
Professional fees	32,440
Foreign capital gains tax (See Note 2(C))	30,875
Shareholder communication	4,920
Transfer agent (See Note 3)	2,149
NYLIFE Distributors (See Note 3)	388
Trustees	350
Accrued expenses	1,047

Total liabilities	67,120,266

Net assets	$202,556,919

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,749
Additional paid-in capital	178,020,860

178,045,609
Undistributed net investment income	585,396
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(20,987,102)
Net unrealized appreciation (depreciation) on investments (b)	41,558,089
Net unrealized (appreciation) depreciation on investments sold short	3,361,853
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(6,926)

Net assets	$202,556,919

Investor Class
Net assets applicable to outstanding shares	$376,830

Shares of beneficial interest outstanding	46,272

Net asset value per share outstanding	$8.14
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.61

Class A
Net assets applicable to outstanding shares	$890,480

Shares of beneficial interest outstanding	109,141

Net asset value per share outstanding	$8.16
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.63

Class C
Net assets applicable to outstanding shares	$263,528

Shares of beneficial interest outstanding	32,953

Net asset value and offering price per share outstanding	$8.00

Class I
Net assets applicable to outstanding shares	$201,026,081

Shares of beneficial interest outstanding	24,560,516

Net asset value and offering price per share outstanding	$8.18

(a)	Realized gain (loss) on security transactions net of foreign capital gains tax of $52,847.

(b)	Unrealized appreciation(depreciation) on investments net of foreign capital gains tax of $26,653.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,737,077
Interest (b)	25

Total income	3,737,102

Expenses
Manager (See Note 3)	1,034,640
Broker fees and charges on short sales	889,131
Dividends on investments sold short	188,600
Custodian	127,341
Professional fees	29,435
Registration	28,181
Transfer agent (See Note 3)	6,117
Shareholder communication	3,165
Trustees	2,159
Distribution/Service—Investor Class (See Note 3)	334
Distribution/Service—Class A (See Note 3)	680
Distribution/Service—Class C (See Note 3)	898
Miscellaneous	9,581

Total expenses before waiver/reimbursement	2,320,262
Expense waiver/reimbursement from Manager (See Note 3)	(271)

Net expenses	2,319,991

Net investment income (loss)	1,417,111

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	17,591,915
Investments sold short	(6,359,047)
Futures transactions	294,234
Foreign currency transactions	(77,114)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	11,449,988

Net change in unrealized appreciation (depreciation) on:
Investments (d)	26,385,129
Investments sold short	(541,178)
Translation of other assets and liabilities in foreign currencies	7,582

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	25,851,533

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	37,301,521

Net increase (decrease) in net assets resulting from operations	$38,718,632

(a)	Dividends recorded net of foreign withholding taxes in the amount of $309,271.

(b)	Interest recorded net of foreign withholding taxes in the amount of $26.

(c)	Realized gain (loss) on security transactions net of foreign capital gains tax of $52,847.

(d)	Unrealized appreciation (depreciation) on investments net of foreign capital gains tax of $26,653.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,417,111	$2,471,445
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	11,449,988	1,654,569
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	25,851,533	12,007,894

Net increase (decrease) in net assets resulting from operations	38,718,632	16,133,908

Dividends to shareholders:
From net investment income:
Investor Class	(4,294)	(4,623)
Class A	(10,611)	(2,480)
Class C	(1,866)	(1,815)
Class I	(3,488,247)	(3,876,098)

Total dividends to shareholders	(3,505,018)	(3,885,016)

Capital share transactions:
Net proceeds from sale of shares	21,188,764	58,300,388
Net asset value of shares issued to shareholders in reinvestment of dividends	3,503,968	3,884,172
Cost of shares redeemed	(29,544,922)	(45,412,006)

Increase (decrease) in net assets derived from capital share transactions	(4,852,190)	16,772,554

Net increase (decrease) in net assets	30,361,424	29,021,446

Net Assets
Beginning of period	172,195,495	143,174,049

End of period	$202,556,919	$172,195,495

Undistributed net investment income at end of period	$585,396	$2,673,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Cash Flows

for the six months ended April 30, 2013 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$38,718,632
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(178,991,365)
Investments sold	188,923,252
Purchases to cover securities sold short	(71,527,547)
Securities sold short	69,633,855
Sale of short term investments, net	548,941
Increase in investment securities sold receivable	(2,672,757)
Increase in dividends and interest receivable	(492,348)
Increase in other assets	(17,394)
Decrease in broker fees and charges payable on short sales	(21,527)
Increase in dividends payable for securities sold short	60,254
Increase in cash due to custodian	1,988,963
Increase in professional fees payable	15,251
Decrease in custodian payable	(2,463)
Decrease in shareholder communication payable	(3,062)
Decrease in due to Trustees	(170)
Increase in due to manager	18,278
Decrease in due to transfer agent	(833)
Increase in due to NYLIFE Distributors	149
Increase in foreign capital gains tax payable	11,673
Decrease in accrued expenses	(2,898)
Net change in unrealized (appreciation) depreciation on investments	(26,392,580)
Net realized (gain) loss from investments	(17,644,762)
Net change in unrealized (appreciation) depreciation on securities sold short	541,178
Net realized (gain) loss from securities sold short	6,359,047

Net cash provided by operating activities	9,049,767

Cash flows from financing activities:
Proceeds from shares sold	20,985,942
Payment on shares redeemed	(29,544,922)
Cash distributions paid	(1,050)

Net cash used in financing activities	(8,560,030)

Net increase in cash:	489,737
Cash at beginning of period	467,561

Cash at end of period	$957,298

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $3,503,968.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.78		$6.35	$6.77	$6.31	$5.20	$8.74

Net investment income (loss) (a)	0.05		0.09	0.10	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	1.43		0.48	(0.37)	0.52	1.04	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	—	—	—

Total from investment operations	1.48		0.57	(0.28)	0.59	1.11	(3.54)

Less dividends:
From net investment income	(0.12)		(0.14)	(0.14)	(0.13)	—	—

Net asset value at end of period	$8.14		$6.78	$6.35	$6.77	$6.31	$5.20

Total investment return (b)	22.18	%(c)	9.26%	(4.32%)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41	%††	1.43%	1.52%	1.06%	1.37%	0.82	% ††
Net expenses (excluding short sale expenses)	1.70	%††	1.70%	1.70%	1.70%	1.70%	1.70	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.97	%††	3.37%	3.09%	3.06%	3.28%	3.40	% ††
Short sale expenses	1.15	%††	1.59%	1.27%	1.18%	1.37%	1.19	% ††
Portfolio turnover rate	71%		162%	157%	160%	143%	204%
Net assets at end of period (in 000’s)	$377		$238	$226	$186	$111	$90

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$6.79		$6.36	$6.77	$6.31	$5.19		$10.32

Net investment income (loss) (a)	0.05		0.10	0.12	0.05	0.07		0.08
Net realized and unrealized gain (loss) on investments	1.45		0.48	(0.38)	0.55	1.05		(5.17)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	—	—		—

Total from investment operations	1.50		0.58	(0.27)	0.60	1.12		(5.09)

Less dividends and distributions:
From net investment income	(0.13)		(0.15)	(0.14)	(0.14)	—		(0.02)
From net realized gain on investments	—		—	—	—	—		(0.02)

Total dividends and distributions	(0.13)		(0.15)	(0.14)	(0.14)	—		(0.04)

Net asset value at end of period	$8.16		$6.79	$6.36	$6.77	$6.31		$5.19

Total investment return (b)	22.42	%(c)	9.37%	(4.08%)	9.49%	21.58	%(d)	(49.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	%††	1.64%	1.77%	0.88%	1.27%		0.96%
Net expenses (excluding short sale expenses)	1.57	%††	1.58%	1.60%	1.60%	1.60%		1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	2.72	%††	3.19%	2.91%	2.87%	3.13%		3.11%
Short sale expenses	1.15	%††	1.61%	1.28%	1.15%	1.32%		1.05%
Portfolio turnover rate	71%		162%	157%	160%	143%		204%
Net assets at end of period (in 000’s)	$890		$394	$110	$75	$97		$61

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.64		$6.22	$6.64	$6.20	$5.15	$10.32

Net investment income (loss) (a)	0.02		0.04	0.06	0.02	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.42		0.47	(0.38)	0.52	1.03	(5.13)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	—	—	—

Total from investment operations	1.44		0.51	(0.33)	0.54	1.05	(5.14)

Less dividends and distributions:
From net investment income	(0.08)		(0.09)	(0.09)	(0.10)	—	(0.01)
From net realized gain on investments	—		—	—	—	—	(0.02)

Total dividends and distributions	(0.08)		(0.09)	(0.09)	(0.10)	—	(0.03)

Net asset value at end of period	$8.00		$6.64	$6.22	$6.64	$6.20	$5.15

Total investment return (b)	21.85	%(c)	8.41%	(5.06%)	8.84%	20.39%	(49.90%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.71%	0.88%	0.33%	0.36%	(0.08%)
Net expenses (excluding short sale expenses)	2.45	%††	2.45%	2.45%	2.45%	2.45%	2.41%
Expenses (including short sales expenses, before waiver/reimbursement)	3.74	%††	4.14%	3.85%	3.81%	3.98%	3.94%
Short sale expenses	1.16	%††	1.60%	1.28%	1.19%	1.32%	1.01%
Portfolio turnover rate	71%		162%	157%	160%	143%	204%
Net assets at end of period (in 000’s)	$264		$159	$121	$100	$69	$44

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.82		$6.38	$6.80	$6.34	$5.21	$10.32

Net investment income (loss) (a)	0.05		0.11	0.13	0.09	0.09	0.22
Net realized and unrealized gain (loss) on investments	1.45		0.50	(0.38)	0.52	1.04	(5.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	—	—	—

Total from investment operations	1.50		0.61	(0.26)	0.61	1.13	(5.07)

Less dividends and distributions:
From net investment income	(0.14)		(0.17)	(0.16)	(0.15)	—	(0.02)
From net realized gain on investments	—		—	—	—	—	(0.02)

Total dividends and distributions	(0.14)		(0.17)	(0.16)	(0.15)	—	(0.04)

Net asset value at end of period	$8.18		$6.82	$6.38	$6.80	$6.34	$5.21

Total investment return (b)	22.53	%(c)	9.46%	(3.87%)	9.83%	21.69%	(49.29%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.70%	1.92%	1.37%	1.74%	2.80%
Net expenses (excluding short sale expenses)	1.32	%††	1.34%	1.35%	1.35%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.46	%††	2.93%	2.65%	2.65%	2.92%	2.73%
Short sale expenses	1.14	%††	1.59%	1.27%	1.18%	1.36%	0.98%
Portfolio turnover rate	71%		162%	157%	160%	143%	204%
Net assets at end of period (in 000’s)	$201,026		$171,404	$142,717	$126,402	$111,823	$75,912

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 International Fund (“Predecessor Fund”). The reorganizations of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate only to the Fund, a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $(566,878) that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the

34	MainStay International Opportunities Fund

market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market”

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund had no open futures contracts as of April 30, 2013.

(J)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments

36	MainStay International Opportunities Fund

reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights	Investments in securities, at value	$5,533	$5,533
Warrants	Investments in securities, at value	6,532	6,532

Total Fair Value		$12,065	$12,065

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights Sold Short	Investments in securities, at value	$(3)	$(3)

Total Fair Value		$(3)	$(3)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$30,450	$30,450
Rights Sold Short	Net realized gain (loss) on investments sold short	(74,913)	(74,913)
Futures Contracts	Net realized gain (loss) on futures transactions	294,234	294,234

Total Realized Gain (Loss)		$249,771	$249,771

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$29	$29
Warrants	Net change in unrealized appreciation (depreciation) on investments	2,570	2,570
Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments	(3)	(3)

Total Change in Unrealized Appreciation (Depreciation)		$2,596	$2,596

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	57,129	57,129
Warrants	112,675	112,675
Rights Sold Short	(54,643)	(54,643)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,034,640 and waived its fees and/or reimbursed expenses in the amount of $271.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $452 and $66, respectively, for the six-month period ended April 30, 2013.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $5 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$345
Class A	16
Class C	231
Class I	5,525

38	MainStay International Opportunities Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$25,262	6.7%
Class A	22,307	2.5
Class C	21,221	8.1

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $29,968,732 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$1,097	$—
2016	28,872	—
Total	$29,969	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$3,885,016

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $178,608 and $187,315, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	16,095	$121,424
Shares issued to shareholders in reinvestment of dividends	617	4,294
Shares redeemed	(3,854)	(27,042)

Net increase (decrease) in shares outstanding before conversion	12,858	98,676
Shares converted into Investor Class (See Note 1)	466	3,505
Shares converted from Investor Class (See Note 1)	(2,242)	(16,947)

Net increase (decrease)	11,082	$85,234

Year ended October 31, 2012:
Shares sold	7,536	$47,537
Shares issued to shareholders in reinvestment of dividends	755	4,592
Shares redeemed	(5,229)	(32,718)

Net increase (decrease) in shares outstanding before conversion	3,062	19,411
Shares converted into Investor Class (See Note 1)	2,203	14,626
Shares converted from Investor Class (See Note 1)	(5,655)	(35,870)

Net increase (decrease)	(390)	$(1,833)

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	51,691	$395,661
Shares issued to shareholders in reinvestment of dividends	1,451	10,117
Shares redeemed	(3,826)	(30,047)

Net increase (decrease) in shares outstanding before conversion	49,316	375,731
Shares converted into Class A (See Note 1)	2,236	16,947
Shares converted from Class A (See Note 1)	(465)	(3,505)

Net increase (decrease)	51,087	$389,173

Year ended October 31, 2012:
Shares sold	43,622	$292,363
Shares issued to shareholders in reinvestment of dividends	398	2,424
Shares redeemed	(6,647)	(43,742)

Net increase (decrease) in shares outstanding before conversion	37,373	251,045
Shares converted into Class A (See Note 1)	5,650	35,870
Shares converted from Class A (See Note 1)	(2,199)	(14,626)

Net increase (decrease)	40,824	$272,289

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	10,619	$79,717
Shares issued to shareholders in reinvestment of dividends	254	1,743
Shares redeemed	(1,845)	(13,132)

Net increase (decrease)	9,028	$68,328

Year ended October 31, 2012:
Shares sold	5,799	$36,536
Shares issued to shareholders in reinvestment of dividends	278	1,670
Shares redeemed	(1,675)	(10,861)

Net increase (decrease)	4,402	$27,345

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,815,270	$20,591,962
Shares issued to shareholders in reinvestment of dividends	499,686	3,487,814
Shares redeemed	(3,904,699)	(29,474,701)

Net increase (decrease)	(589,743)	$(5,394,925)

Year ended October 31, 2012:
Shares sold	9,339,744	$57,923,952
Shares issued to shareholders in reinvestment of dividends	635,326	3,875,486
Shares redeemed	(7,176,794)	(45,324,685)

Net increase (decrease)	2,798,276	$16,474,753

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay International Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay 130/30 International Fund, which subsequently changed its name to MainStay International Opportunities Fund (“Fund”), and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the

42	MainStay International Opportunities Fund

Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

44	MainStay International Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30045 MS175-13	MSIR10-06/13 NL0C4

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.35 12.54%	9.21 15.57%	4.69 5.88%	6.75 7.36%	1.40 1.40%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.42 12.62	9.39 15.76	4.88 6.08	6.85 7.45	1.21 1.21
Class B Shares[4]	Maximum 5% CDSC	With sales charges	7.09	9.66	4.76	6.56	2.15
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	12.09	14.66	5.09	6.56	2.15
Class C Shares[5]	Maximum 1% CDSC	With sales charges	11.09	13.71	5.09	6.56	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges	12.09	14.71	5.09	6.56	2.15
Class I Shares	No Sales Charge		12.77	16.05	6.36	7.81	0.96
Class R1 Shares[4]	No Sales Charge		12.69	15.96	6.26	7.70	1.06
Class R2 Shares[4]	No Sales Charge		12.53	15.65	5.99	7.43	1.31
Class R3 Shares[6]	No Sales Charge		12.43	15.37	5.74	7.17	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees.
Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares would likely have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[7]	19.89%	23.66%	7.49%	11.88%
Balanced Composite Index[8]	12.15	15.40	7.16	9.31
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[9]	1.21	3.54	4.95	4.48
Average Lipper Mixed-Asset Target Allocation Growth Fund[10]	10.39	12.27	4.06	6.97

adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
7.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,125.40	$7.17	$1,018.10	$6.81

Class A Shares	$1,000.00	$1,126.20	$6.17	$1,019.00	$5.86

Class B Shares	$1,000.00	$1,120.90	$11.10	$1,014.30	$10.54

Class C Shares	$1,000.00	$1,120.90	$11.10	$1,014.30	$10.54

Class I Shares	$1,000.00	$1,127.70	$4.85	$1,020.20	$4.61

Class R1 Shares	$1,000.00	$1,126.90	$5.38	$1,019.70	$5.11

Class R2 Shares	$1,000.00	$1,125.30	$6.69	$1,018.50	$6.36

Class R3 Shares	$1,000.00	$1,124.30	$8.01	$1,017.30	$7.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Investor Class, 1.17% for Class A, 2.11% for Class B and Class C, 0.92% for Class I, 1.02% for Class R1, 1.27% for Class R2 and 1.52% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–2.25%, due 1/31/15–11/15/22

2.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–12/28/17

3.	Federal Home Loan Mortgage Corporation, 0.50%–1.75%, due 11/25/14–5/30/19

4.	Bank of America Corp.

5.	Citigroup, Inc.
6.	JPMorgan Chase & Co.

7.	Goldman Sachs Group, Inc. (The)

8.	Marathon Petroleum Corp.

9.	Hewlett-Packard Co.

10.	Ventas, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Balanced Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Balanced Fund returned 12.54% for Investor Class shares, 12.62% for Class A shares and 12.09% for Class B shares and Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 12.77%, Class R1 shares returned 12.69%, Class R2 shares returned 12.53% and Class R3 shares returned 12.43%. All share classes outperformed the 10.39% return of the average Lipper2 mixed-asset target allocation growth fund for the six months ended April 30, 2013. All share classes underperformed the 19.89% return of the Russell Midcap® Value Index3 for the same period. The Russell Midcap® Value Index is the Fund’s broad-based securities-market index. All share classes outperformed the 1.21% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.4 Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 12.15% return of the Balanced Composite Index.5 The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark for the Fund and the Balanced Composite Index is a secondary benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to the Fund, changed its name to Cornerstone Capital Management Holdings LLC.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund has a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that all share classes of the Fund trailed the Index.

The equity portion of the Fund, however, outperformed the Russell Midcap® Value Index during the reporting period, driven primarily by strong performance of the underlying quantitative stock-selection model. Valuation factors based on cash flow and on revenue contributed positively to the Fund’s performance relative to the Russell Midcap® Value Index. While the model for the equity portion of the Fund was successful in identifying both winners and losers, it was especially effective in predicting stocks that would subsequently outperform the Index. Since the model’s sell recommendations are constrained because shorting is not allowed, that the model’s high-conviction buy recommendations proved successful was important for the relative performance of the equity portion of the Fund.

In the fixed-income portion of the Fund, we maintained overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in spread assets, with corporate bonds as the most substantially overweight sector. The Fund held modest positions in asset-backed securities and commercial mortgage-backed securities during the reporting period. These sectors performed well, resulting in positive excess performance relative to this Index. The Fund’s positioning in mortgage-backed securities had a negligible impact on performance during the reporting period. The Fund’s underweight position in U.S. Treasury securities relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index detracted from performance, as U.S. Treasury yields moved lower, generating positive returns.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

The equity sectors that provided the strongest positive contributions to the Fund’s relative performance were health care, energy and information technology. (Contributions take weightings and total returns into account.) In health care, our model correctly identified several hospital management companies whose share prices appreciated. Utilization rates at these companies went up as the economy and legislative environment improved. Within energy, the Fund benefited from avoiding coal producers such as Peabody Energy and Consol Energy, and oil and gas drillers such as Chesapeake Energy, which performed poorly. Instead, the model favored refiners that tend to be less sensitive to falling oil and gas prices. The Fund also made some profitable stock selections in information technology, where investments in turnaround companies such as Hewlett-Packard and Dell were rewarded.

In the equity portion of the Fund, major detractors from relative performance included the telecommunication services, consumer discretionary and industrials sectors. In telecommunication services, stock selection hurt relative results. Specifically, the Fund did not invest in Sprint Nextel, whose share price appreciated

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Russell Midcap® Value Index.
4.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.
5.	See footnote on page 6 for more information on the Balanced Composite Index.

mainstayinvestments.com	9

following takeover bids by Dish Network and Softbank. Some unfortunate stock selections in the consumer discretionary sector, especially in the specialty retail industry, also detracted from the Fund’s relative performance. In industrials, an overweight position in office supply company Pitney Bowes hurt performance relative to the Russell Midcap® Value Index.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

In the equity portion of the Fund, the strongest individual contributors to absolute performance were energy refiners Marathon Petroleum and Valero Energy and semiconductor devices manufacturer Micron Technology. The Fund held an overweight position in each, and each had stellar share-price performance during the reporting period. Marathon Petroleum and Valero Energy participated in the refiner-led rally that started in 2012, each returning more than 40% during the reporting period. Micron Technology delivered strong financial results that exceeded analysts’ estimates, citing increased shipments and margins.

The stocks that detracted the most from absolute performance in the equity portion of the Fund included metals & mining companies Newmont Mining and Freeport-McMoRan Copper & Gold and oilfield equipment manufacturer National Oilwell Varco. The equity portion of the Fund held overweight positions in all three companies. Newmont Mining is the largest U.S. gold producer, and Freeport-McMoRan Copper & Gold mainly mines copper. Both stocks were hurt by falling metals prices and widespread concerns about global economic growth. On April 15, 2013, gold futures tumbled more than 9% to settle at $1,361 per ounce in New York, the biggest drop since 1980. National Oilwell Varco is the biggest maker of oilfield equipment in the United States. The company’s profit margins and earnings were affected by weakness in the North American land market.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund purchased shares of two health care real estate investment trusts (REITs)—HCP and Health Care REIT. Both REITs invest in health care-related real estate properties, including senior housing, nursing homes and hospitals. The Fund’s quantitative model was initially negative on both stocks, based on valuation and management signals, but the Fund brought them to a neutral position relative to the Russell Midcap® Value Index when the model’s momentum readings detected improving trends in the commercial real estate market.

In the equity portion of the Fund, we sold positions in fertilizer company CF Industries and in oil and gas driller Diamond Offshore Drilling. CF Industries delivered strong fourth-quarter financial results in February 2013, but its share price was under pressure in 2013 because of investor concerns about the company’s capital allocation policy and a low growth outlook for the chemicals industry in general. The model regarded the stock as inexpensive from a valuation perspective, but the return expectation was reduced because of a poor credit-quality score and deteriorating price trend. Diamond Offshore Drilling is the largest U.S. offshore rig contractor. In February 2013, the company reported better-than-expected fourth-quarter earnings, but it also forecast more downtime for its vessels in 2013 because of maintenance and other work. Guided by its model, the Fund began selling the position in February 2013, completely selling out by March on worsening sentiment and price trends.

How did the Fund’s equity sector weightings change during the reporting period?

The Fund’s equity weightings increased in the consumer staples, industrials and health care sectors. In consumer staples, the Fund moved from an overweight position to a more significantly overweight position, in part by accumulating positions in the food products and food retailers industries. In industrials, the Fund moved from an underweight position to an overweight position through purchases in road & rail, machinery and airline stocks. The Fund’s exposure to health care increased because of share purchases among HMOs and health care equipment companies.

During the reporting period, the equity portion of the Fund reduced its weightings in the financials, telecommunication services and materials sectors. In financials, the Fund moved from an underweight position relative to the Russell Midcap® Value Index to one that was more significantly underweight. In telecommunication services, the Fund moved from an overweight position to one that was relatively neutral to the Index. In materials, an underweight position relative to the Russell Midcap® Value Index became more substantially underweight during the reporting period.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2013, the equity portion of the Fund’s most significantly overweight positions relative to the Russell Midcap® Value Index were in the consumer staples, health care and consumer discretionary sectors. As of the same date, the equity portion of the Fund was most significantly underweight relative to the Index in the financials and utilities sectors.

What was the duration6 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund varied during the reporting period but remained close to the duration of

10	MainStay Balanced Fund

the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Overall, the Fund’s duration positioning detracted modestly from performance, as rates moved lower during the reporting period and the fixed income portion of the Fund was underweight in the U.S. Treasury sector relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

There were no significant sector allocation changes within the fixed-income portion of the Fund during the reporting period. The Fund maintained its core overweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in investment-grade corporate bonds and also maintained modest allocations to asset-backed securities and commercial mortgage-backed securities. We made slight modifications among mortgage-backed securities during the reporting period on the basis of valuations. For example, rich valuations among mortgage-backed securities led us to reduce the Fund’s position in the sector about midway through the reporting period. Toward the latter part of the reporting period, we added to the Fund’s mortgage-backed securities positions when we believed that lower valuations would offer value.

During the reporting period, which fixed-income market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

An overweight position in investment-grade corporate bonds made the strongest positive contribution to the performance of the fixed-income portion of the Fund. An underweight position in U.S. Treasury securities detracted from performance, as U.S. Treasury yields moved lower during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund did not make any significant purchases or sales during the reporting period, as there were no major asset-allocation shifts within the Fund. Adjustments within the mortgage-backed securities sector were modest.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

Overall, the fixed-income portion of the Fund did not materially modify sector weightings during the reporting period. Within the investment-grade corporate bond sector, the fixed-income portion of the Fund maintained overweight allocations to the financials, industrials and utilities subsectors throughout the reporting period.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2013, the fixed-income portion of the Fund held overweight allocations relative to the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index in spread7 assets, or non-U.S. Treasury securities. The fixed-income portion of the Fund had its largest overweight allocation to the corporate bond sector.

As of the same date, the fixed-income portion of the Fund held an underweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in U.S. Treasury securities. As of April 30, 2013, the duration of the fixed-income portion of the Fund was relatively neutral to that of the Index.

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 37.0%† Asset-Backed Securities 1.6%
Automobile 0.6%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$300,000	$301,327
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	500,000	501,882
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	700,000	700,858
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	469,000	470,099
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A3 0.47%, due 10/17/16	900,000	900,423
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	400,000	399,579
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	500,000	502,642

		3,776,810

Credit Cards 0.0%‡
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	300,000	301,886

Other ABS 1.0%
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.458%, due 5/20/25 (a)(b)(c)	1,000,000	997,000
Carlyle Global Market Strategies Series 2013-2A, Class A1 1.464%, due 4/18/25 (a)(b)(c)	500,000	499,975
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	500,000	500,907
Dryden XXII Senior Loan Fund Series 2013-26A, Class A 1.425%, due 7/15/25 (a)(b)(c)	820,000	817,893
John Deere Owner Trust
Series 2012-B, Class A3 0.53%, due 7/15/16	500,000	500,456
Series 2012-A, Class A3 0.75%, due 3/15/16	600,000	601,809

	Principal Amount	Value

Other ABS (continued)
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.48%, due 1/15/25 (a)(b)(c)	$800,000	$801,880
Race Point CLO, Ltd. Series 2013-8A, Class A 1.539%, due 2/20/25 (a)(b)(c)	780,000	783,643
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.447%, due 4/15/25 (a)(b)(c)	800,000	800,264

		6,303,827

Total Asset-Backed Securities (Cost $10,368,647)		10,382,523

Convertible Bond 0.0%‡
Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (c)(d)(e)(k)	177,810	18

Total Convertible Bond (Cost $13,325)		18

Corporate Bonds 16.6%
Aerospace & Defense 0.4%
BAE Systems PLC 3.50%, due 10/11/16 (a)	350,000	369,656
General Dynamics Corp.
2.25%, due 7/15/16	200,000	209,675
2.25%, due 11/15/22	700,000	686,694
Northrop Grumman Corp. 1.85%, due 11/15/15	250,000	255,549
United Technologies Corp. 1.80%, due 6/1/17	950,000	981,139

		2,502,713

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.875%, due 9/15/21 (a)	500,000	547,843
Volkswagen International Finance N.V. 1.15%, due 11/20/15 (a)	250,000	251,827

		799,670

Banks 4.8%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	850,000	913,112
American Express Bank FSB 6.00%, due 9/13/17	625,000	747,437

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Bank of America Corp.
2.00%, due 1/11/18	$1,275,000	$1,279,083
3.30%, due 1/11/23	1,000,000	1,012,829
5.65%, due 5/1/18	925,000	1,073,829
Bank of Montreal 1.95%, due 1/30/18 (a)	800,000	834,720
BB&T Corp. 1.45%, due 1/12/18	300,000	301,226
BNP Paribas S.A. 3.25%, due 3/3/23	750,000	755,963
Capital One Financial Corp.
1.00%, due 11/6/15	775,000	772,877
2.15%, due 3/23/15	425,000	434,032
♦Citigroup, Inc.
3.375%, due 3/1/23	100,000	103,556
4.587%, due 12/15/15	490,000	533,934
5.375%, due 8/9/20	700,000	834,737
5.50%, due 10/15/14	1,225,000	1,304,868
6.00%, due 8/15/17	400,000	470,789
6.01%, due 1/15/15	100,000	108,333
Commonwealth Bank of Australia 1.95%, due 3/16/15	400,000	409,720
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	250,000	269,225
3.875%, due 2/8/22	550,000	597,349
3.95%, due 11/9/22	1,400,000	1,443,169
Credit Agricole S.A. 1.625%, due 4/15/16 (a)	675,000	675,506
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	199,374
♦Goldman Sachs Group, Inc. (The)
2.375%, due 1/22/18	1,150,000	1,172,022
3.625%, due 2/7/16	225,000	239,595
3.625%, due 1/22/23	300,000	311,204
5.375%, due 3/15/20	450,000	525,042
6.00%, due 6/15/20	175,000	210,838
HSBC Bank PLC
3.50%, due 6/28/15 (a)	900,000	952,132
4.125%, due 8/12/20 (a)	900,000	1,005,360
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	1,300,000	1,296,717
4.50%, due 1/24/22	750,000	847,134
KeyCorp 6.50%, due 5/14/13	950,000	951,839
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	196,599
3.875%, due 5/4/17	400,000	432,592
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	350,000	369,530

	Principal Amount	Value

Banks (continued)
Morgan Stanley
4.875%, due 11/1/22	$400,000	$431,192
5.50%, due 1/26/20	300,000	349,061
5.625%, due 9/23/19	600,000	698,968
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	1,325,000	1,364,828
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (a)	1,200,000	1,211,339
Societe Generale S.A. 2.75%, due 10/12/17	350,000	363,401
Svenska Handelsbanken AB 2.875%, due 4/4/17	600,000	637,980
Swedbank AB 1.75%, due 3/12/18 (a)	500,000	504,055
UBS A.G. 2.25%, due 1/28/14	523,000	529,563
Wachovia Bank 4.80%, due 11/1/14	1,165,000	1,237,129
Wells Fargo & Co. 3.45%, due 2/13/23	650,000	663,255
Westpac Banking Corp. 1.125%, due 9/25/15	350,000	353,600

		31,930,643

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
1.375%, due 7/15/17	800,000	810,718
4.375%, due 2/15/21	300,000	347,247
Diageo Capital PLC 1.50%, due 5/11/17	250,000	254,836
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (a)	575,000	602,253

		2,015,054

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	250,000	265,873

Chemicals 0.3%
Dow Chemical Co. (The)
3.00%, due 11/15/22	425,000	425,172
5.70%, due 5/15/18	500,000	592,160
Eastman Chemical Co. 2.40%, due 6/1/17	250,000	259,088
Ecolab, Inc.
1.45%, due 12/8/17	375,000	373,705
4.35%, due 12/8/21	525,000	591,269

		2,241,394

Communications Equipment 0.1%
Apple, Inc. 2.40%, due 5/3/23	675,000	674,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Computers 0.3%
♦Hewlett-Packard Co.
2.35%, due 3/15/15	$975,000	$996,158
4.65%, due 12/9/21	725,000	750,171

		1,746,329

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	150,000	154,099

Diversified Financial Services 0.4%
General Electric Capital Corp.
1.625%, due 4/2/18	450,000	453,336
2.10%, due 12/11/19	525,000	538,463
2.30%, due 4/27/17	775,000	806,278
6.00%, due 8/7/19	750,000	918,867

		2,716,944

Electric 1.5%
American Electric Power Co., Inc. 1.65%, due 12/15/17	600,000	605,927
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	362,745
Entergy Louisiana LLC
1.875%, due 12/15/14	150,000	152,996
3.30%, due 12/1/22	150,000	153,783
Entergy Mississippi, Inc. 3.10%, due 7/1/23	150,000	153,750
FirstEnergy Corp. 4.25%, due 3/15/23	875,000	903,821
GDF Suez 1.625%, due 10/10/17 (a)	275,000	279,241
Great Plains Energy, Inc.
2.75%, due 8/15/13	1,100,000	1,106,319
4.85%, due 6/1/21	210,000	237,279
5.292%, due 6/15/22 (f)	190,000	219,178
Hydro-Quebec 2.00%, due 6/30/16	550,000	572,275
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,306,688
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	250,000	251,999
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	325,000	325,160
NiSource Finance Corp. 4.45%, due 12/1/21	400,000	446,995
NSTAR Electric Co. 2.375%, due 10/15/22	400,000	399,998
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	518,241

	Principal Amount	Value

Electric (continued)
PPL Capital Funding, Inc.
3.50%, due 12/1/22	$400,000	$409,986
4.20%, due 6/15/22	300,000	322,200
Progress Energy, Inc. 6.05%, due 3/15/14	737,000	771,094
Westar Energy, Inc. 6.00%, due 7/1/14	400,000	424,174

		9,923,849

Finance—Auto Loans 0.3%
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	375,000	388,693
4.25%, due 9/20/22	1,300,000	1,374,682

		1,763,375

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	725,000	753,774

Finance—Consumer Loans 0.2%
John Deere Capital Corp.
1.25%, due 12/2/14	150,000	152,076
1.70%, due 1/15/20	675,000	672,657
2.80%, due 9/18/17	150,000	160,676
5.75%, due 9/10/18	150,000	182,859

		1,168,268

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	400,000	414,120

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	200,000	217,426

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 3.05%, due 2/15/22	225,000	238,992

Food 0.8%
ConAgra Foods, Inc. 1.90%, due 1/25/18	1,050,000	1,069,187
General Mills, Inc. 3.15%, due 12/15/21	675,000	717,121
Ingredion, Inc.
1.80%, due 9/25/17	250,000	251,285
4.625%, due 11/1/20	650,000	731,798
Kellogg Co. 1.75%, due 5/17/17	225,000	230,061

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Mondelez International, Inc. 4.125%, due 2/9/16	$1,425,000	$1,550,772
Safeway, Inc. 3.40%, due 12/1/16	750,000	789,313
Unilever Capital Corp. 0.85%, due 8/2/17	225,000	224,505

		5,564,042

Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	600,000	683,130

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	208,552

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	185,088

Health Care—Products 0.2%
Becton Dickinson and Co. 3.125%, due 11/8/21	600,000	634,976
CR Bard, Inc. 1.375%, due 1/15/18	225,000	225,478
Zimmer Holdings, Inc. 1.40%, due 11/30/14	325,000	328,347

		1,188,801

Health Care—Services 0.1%
Aetna, Inc. 1.75%, due 5/15/17	150,000	152,894
WellPoint, Inc. 1.875%, due 1/15/18	575,000	584,261

		737,155

Insurance 0.9%
AON Corp. 3.125%, due 5/27/16	300,000	317,727
Assurant, Inc. 2.50%, due 3/15/18	750,000	755,554
ING U.S., Inc. 2.90%, due 2/15/18 (a)	760,000	777,820
Markel Corp. 3.625%, due 3/30/23	525,000	538,176
MetLife, Inc. 1.756%, due 12/15/17	350,000	357,794
Metropolitan Life Global Funding I
1.50%, due 1/10/18 (a)	525,000	529,086
5.125%, due 6/10/14 (a)	750,000	788,002

	Principal Amount	Value

Insurance (continued)
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	$250,000	$281,621
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	614,629
Prudential Financial, Inc. 4.50%, due 11/16/21	450,000	508,634
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (a)	325,000	327,090

		5,796,133

Iron & Steel 0.2%
ArcelorMittal 4.25%, due 2/25/15 (f)	250,000	258,768
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	364,545
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	560,625

		1,183,938

Lodging 0.1%
Wyndham Worldwide Corp. 3.90%, due 3/1/23	600,000	611,777

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	450,000	457,512

Media 0.2%
COX Communications, Inc. 5.45%, due 12/15/14	192,000	206,987
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	300,000	319,487
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	150,000	157,303
Time Warner Cable, Inc. 6.75%, due 7/1/18	325,000	403,614
Viacom, Inc. 1.25%, due 2/27/15	400,000	402,942

		1,490,333

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 2.50%, due 1/15/23	285,000	285,355

Metals & Mining 0.1%
Barrick Gold Corp.
2.50%, due 5/1/18 (a)	425,000	427,029
4.10%, due 5/1/23 (a)	500,000	501,018

		928,047

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining 0.6%
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	$450,000	$464,847
Freeport-McMoRan Copper & Gold, Inc.
2.375%, due 3/15/18 (a)	625,000	629,492
3.875%, due 3/15/23 (a)	500,000	503,994
Goldcorp, Inc. 2.125%, due 3/15/18	700,000	700,219
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	475,000	493,430
3.50%, due 11/2/20	100,000	106,340
Teck Resources, Ltd. 3.75%, due 2/1/23	825,000	823,296

		3,721,618

Miscellaneous—Manufacturing 0.1%
Eaton Corp. 1.50%, due 11/2/17 (a)	400,000	402,470
General Electric Co. 2.70%, due 10/9/22	200,000	205,975
Tyco Electronics Group S.A. 1.60%, due 2/3/15	200,000	202,561

		811,006

Oil & Gas 0.7%
BP Capital Markets PLC 1.846%, due 5/5/17	225,000	231,935
Marathon Oil Corp. 0.90%, due 11/1/15	800,000	801,754
Petrobras International Finance Co. 2.875%, due 2/6/15	625,000	638,119
Petroleos Mexicanos 3.50%, due 1/30/23 (a)	300,000	305,250
Phillips 66 2.95%, due 5/1/17	375,000	399,190
Shell International Finance B.V.
1.125%, due 8/21/17	475,000	480,946
2.25%, due 1/6/23	450,000	447,467
Statoil ASA
2.45%, due 1/17/23	250,000	251,176
3.125%, due 8/17/17	125,000	136,079
Total Capital International S.A.
1.55%, due 6/28/17	200,000	203,987
2.875%, due 2/17/22	425,000	445,009

		4,340,912

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	125,000	126,201

	Principal Amount	Value

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	$775,000	$819,734

Pharmaceuticals 0.7%
AbbVie, Inc. 1.75%, due 11/6/17 (a)	850,000	862,655
Express Scripts Holding Co. 2.10%, due 2/12/15	725,000	740,397
Merck & Co., Inc. 2.40%, due 9/15/22	500,000	504,297
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	598,948
Sanofi
1.25%, due 4/10/18	450,000	451,980
4.00%, due 3/29/21	475,000	538,550
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	300,000	315,256
Teva Pharmaceutical Finance IV B.V. 3.65%, due 11/10/21	375,000	405,660

		4,417,743

Pipelines 0.5%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	500,000	571,660
Enterprise Products Operating LLC 1.25%, due 8/13/15	250,000	252,019
ONEOK Partners, L.P. 2.00%, due 10/1/17	225,000	228,740
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	1,088,577
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	529,470
Williams Cos., Inc. (The) 3.70%, due 1/15/23	450,000	454,550

		3,125,016

Real Estate 0.1%
American Campus Communities Operating Partnership, L.P. 3.75%, due 4/15/23	350,000	367,583
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (a)	250,000	276,910

		644,493

Real Estate Investment Trusts 0.9%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,275,000	1,445,900
DDR Corp. 4.75%, due 4/15/18	800,000	896,050
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	666,121

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
National Retail Properties, Inc. 6.25%, due 6/15/14	$225,000	$237,275
ProLogis, L.P. 6.625%, due 5/15/18	1,550,000	1,882,749
Realty Income Corp. 2.00%, due 1/31/18	475,000	479,679

		5,607,774

Retail 0.2%
Costco Wholesale Corp. 1.70%, due 12/15/19	400,000	403,304
Dollar General Corp. 1.875%, due 4/15/18	625,000	628,449
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	583,213

		1,614,966

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	525,000	533,670

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	556,698

Telecommunications 0.6%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	400,000	407,051
AT&T, Inc.
1.70%, due 6/1/17	300,000	305,014
2.40%, due 8/15/16	275,000	286,876
2.625%, due 12/1/22	725,000	718,313
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, due 2/1/14	450,000	465,875
France Telecom S.A. 2.75%, due 9/14/16	325,000	340,371
Telefonica Emisiones SAU 3.192%, due 4/27/18	575,000	581,990
Verizon Communications, Inc. 2.00%, due 11/1/16	300,000	310,193
Vivendi S.A. 2.40%, due 4/10/15 (a)	350,000	356,587
Vodafone Group PLC 1.25%, due 9/26/17	350,000	347,945

		4,120,215

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	313,228

	Principal Amount	Value

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	$400,000	$468,403

Total Corporate Bonds (Cost $105,514,619)		110,068,165

Foreign Government Bonds 0.5%
Regional (State & Province) 0.3%
Province of Manitoba Canada 2.625%, due 7/15/15	200,000	209,680
Province of Ontario 1.10%, due 10/25/17	950,000	955,415
Province of Quebec 3.50%, due 7/29/20	400,000	446,760

		1,611,855

Sovereign 0.2%
Italy Government International Bond 4.75%, due 1/25/16	500,000	530,700
Poland Government International Bond 5.00%, due 3/23/22	150,000	175,133
Romanian Government International Bond 4.375%, due 8/22/23 (a)	750,000	776,212

		1,482,045

Total Foreign Government Bonds (Cost $3,013,346)		3,093,900

Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	520,925
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (b)	450,000	504,546
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	682,033
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (b)	600,000	689,000
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	100,000	113,132

		2,509,636

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.777%, due 10/18/54 (a)(b)	365,000	374,857
Holmes Master Issuer PLC Series Reg S 1.927%, due 10/15/54 (a)(b)	595,000	606,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) (continued)
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 1.827%, due 7/15/42 (a)(b)	$250,000	$254,495

		1,235,848

Total Mortgage-Backed Securities (Cost $3,679,553)		3,745,484

U.S. Government & Federal Agencies 17.7%
Federal Home Loan Bank 0.2%
1.375%, due 5/28/14	1,000,000	1,012,946

♦Federal Home Loan Mortgage Corporation 1.0%
0.50%, due 4/17/15	1,400,000	1,406,710
0.53%, due 11/20/15	500,000	500,102
0.60%, due 5/22/15	600,000	600,147
0.75%, due 11/25/14	875,000	882,523
0.75%, due 1/12/18	625,000	624,744
0.875%, due 3/7/18	600,000	602,297
1.00%, due 9/27/17	225,000	225,604
1.75%, due 9/10/15	1,000,000	1,033,376
1.75%, due 5/30/19	1,000,000	1,036,869

		6,912,372

♦Federal National Mortgage Association 1.3%
0.375%, due 3/16/15	1,250,000	1,252,802
0.60%, due 3/4/16	350,000	350,292
0.70%, due 9/6/16	450,000	450,557
0.75%, due 12/19/14	450,000	453,765
0.875%, due 12/20/17	500,000	503,295
1.00%, due 12/28/17	300,000	300,390
1.25%, due 9/28/16	1,000,000	1,025,618
1.25%, due 1/30/17	750,000	769,713
1.375%, due 11/15/16	2,900,000	2,991,437
2.75%, due 3/13/14	400,000	409,004

		8,506,873

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.4%
3.50%, due 2/1/42 TBA (g)	2,300,000	2,444,828

♦United States Treasury Notes 14.8%
0.25%, due 1/31/15	2,135,000	2,137,086
0.25%, due 5/15/15	4,610,000	4,612,522
0.25%, due 8/15/15	500,000	500,039
0.25%, due 9/15/15	5,020,000	5,019,608
0.25%, due 12/15/15	7,170,000	7,163,841
0.25%, due 4/15/16	4,100,000	4,092,952
0.375%, due 4/15/15	5,375,000	5,391,378
0.375%, due 11/15/15	1,805,000	1,809,512

	Principal Amount	Value

♦United States Treasury Notes (continued)
0.375%, due 1/15/16	$1,200,000	$1,202,719
0.375%, due 2/15/16	7,850,000	7,867,176
0.375%, due 3/15/16	4,275,000	4,284,016
0.625%, due 4/30/18	2,000,000	1,994,844
0.75%, due 12/31/17	9,975,000	10,037,344
0.75%, due 2/28/18	2,100,000	2,110,991
0.875%, due 1/31/18	8,840,000	8,940,829
1.00%, due 8/31/19	500,000	501,133
1.00%, due 9/30/19	700,000	700,930
1.00%, due 11/30/19	225,000	224,842
1.125%, due 4/30/20	1,300,000	1,301,219
1.25%, due 2/29/20	7,400,000	7,487,298
1.375%, due 9/30/18	1,760,000	1,817,612
1.50%, due 8/31/18	6,500,000	6,758,479
1.625%, due 11/15/22	5,600	5,592
2.25%, due 7/31/18	11,055,000	11,926,443

		97,888,405

Total U.S. Government & Federal Agencies (Cost $115,119,253)		116,765,424

Yankee Bond 0.1% (h)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	400,000	407,982

Total Yankee Bond (Cost $397,796)		407,982

Total Long-Term Bonds (Cost $238,106,539)		244,463,496

	Shares
Common Stocks 59.8%
Aerospace & Defense 1.3%
Boeing Co. (The)	16,756	1,531,666
General Dynamics Corp.	21,867	1,617,283
Lockheed Martin Corp.	11,621	1,151,525
Northrop Grumman Corp.	20,653	1,564,258
Raytheon Co.	22,654	1,390,503
Spirit AeroSystems Holdings, Inc. Class A (i)	68,868	1,376,671

		8,631,906

Agriculture 0.8%
Altria Group, Inc.	31,840	1,162,479
Archer-Daniels-Midland Co.	45,221	1,534,801
Philip Morris International, Inc.	12,043	1,151,190
Reynolds American, Inc.	24,539	1,163,639

		5,012,109

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Airlines 0.6%
Copa Holdings S.A. Class A	10,505	$1,319,218
Delta Air Lines, Inc. (i)	53,978	925,183
Southwest Airlines Co.	138,592	1,898,710

		4,143,111

Apparel 0.0%‡
Deckers Outdoor Corp. (i)	5,853	322,617

Auto Manufacturers 0.6%
Ford Motor Co.	113,179	1,551,684
General Motors Co. (i)	43,949	1,355,387
Oshkosh Corp. (i)	24,665	968,348

		3,875,419

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	34,326	1,201,753
Lear Corp.	1,804	104,235

		1,305,988

Banks 3.7%
♦Bank of America Corp.	96,525	1,188,223
Bank of New York Mellon Corp.	54,046	1,525,178
BB&T Corp.	37,726	1,160,829
Capital One Financial Corp.	24,126	1,394,000
CIT Group, Inc. (i)	43,813	1,862,491
♦Citigroup, Inc.	24,490	1,142,703
Fifth Third Bancorp	79,162	1,348,129
First Republic Bank	39,038	1,482,663
♦Goldman Sachs Group, Inc. (The)	7,966	1,163,594
Huntington Bancshares, Inc.	197,913	1,419,036
♦JPMorgan Chase & Co.	30,939	1,516,320
KeyCorp	111,593	1,112,582
Morgan Stanley	54,370	1,204,296
Northern Trust Corp.	14,768	796,291
PNC Financial Services Group, Inc.	16,926	1,148,937
Regions Financial Corp.	19,284	163,721
State Street Corp.	25,536	1,493,090
SunTrust Banks, Inc.	31,632	925,236
U.S. Bancorp	34,219	1,138,808
Wells Fargo & Co.	30,445	1,156,301

		24,342,428

Beverages 0.5%
Coca-Cola Enterprises, Inc.	36,241	1,327,508
Constellation Brands, Inc. Class A (i)	11,827	583,662
Green Mountain Coffee Roasters, Inc. (i)	22,773	1,307,170

		3,218,340

Biotechnology 0.1%
Charles River Laboratories International, Inc. (i)	9,026	392,541

	Shares	Value

Chemicals 1.0%
Air Products & Chemicals, Inc.	13,013	$1,131,611
Dow Chemical Co. (The)	36,589	1,240,733
Huntsman Corp.	39,349	742,122
LyondellBasell Industries, N.V., Class A	25,856	1,569,459
Mosaic Co. (The)	19,241	1,185,053
W.R. Grace & Co. (i)	2,149	165,709
Westlake Chemical Corp.	3,099	257,651

		6,292,338

Coal 0.1%
Alpha Natural Resources, Inc. (i)	47,328	351,174

Commercial Services 1.6%
ADT Corp. (The) (i)	33,052	1,442,389
Booz Allen Hamilton Holding Corp.	68,110	1,034,591
CoreLogic, Inc. (i)	53,524	1,460,135
DeVry, Inc.	43,867	1,228,715
H&R Block, Inc.	11,945	331,354
Hertz Global Holdings, Inc. (i)	61,033	1,469,675
ManpowerGroup, Inc.	27,995	1,488,214
R.R. Donnelley & Sons Co.	76,338	939,721
Service Corp. International	52,950	893,796
Total System Services, Inc.	17,834	421,239

		10,709,829

Computers 1.7%
Brocade Communications Systems, Inc. (i)	241,785	1,407,189
Computer Sciences Corp.	37,624	1,762,684
Dell, Inc.	103,443	1,386,136
♦Hewlett-Packard Co.	71,402	1,470,881
Lexmark International, Inc. Class A	49,242	1,492,525
NetApp, Inc. (i)	44,102	1,538,719
Western Digital Corp.	34,141	1,887,315

		10,945,449

Cosmetics & Personal Care 0.5%
Avon Products, Inc.	22,552	522,304
Colgate-Palmolive Co.	10,742	1,282,702
Procter & Gamble Co. (The)	15,946	1,224,175

		3,029,181

Electric 3.8%
AES Corp. (The)	144,241	1,999,180
Ameren Corp.	30,317	1,098,991
American Electric Power Co., Inc.	25,740	1,323,808
CMS Energy Corp.	15,231	456,016
Consolidated Edison, Inc.	20,729	1,319,401
Dominion Resources, Inc.	18,465	1,138,921
DTE Energy Co.	31,114	2,267,588
Duke Energy Corp.	15,077	1,133,790
Edison International	37,260	2,004,588
Entergy Corp.	8,541	608,376
Exelon Corp.	34,933	1,310,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Electric (continued)
FirstEnergy Corp.	24,210	$1,128,186
NextEra Energy, Inc.	14,004	1,148,748
NRG Energy, Inc.	3,880	108,136
NV Energy, Inc.	6,021	130,234
OGE Energy Corp.	2,994	216,856
PG&E Corp.	27,261	1,320,523
Pinnacle West Capital Corp.	19,179	1,168,001
PPL Corp.	28,171	940,348
Public Service Enterprise Group, Inc.	35,999	1,317,923
Southern Co.	23,067	1,112,521
Wisconsin Energy Corp.	16,153	725,916
Xcel Energy, Inc.	42,507	1,351,298

		25,329,686

Electrical Components & Equipment 0.5%
Emerson Electric Co.	23,886	1,325,912
Energizer Holdings, Inc.	17,292	1,670,234

		2,996,146

Electronics 0.7%
Avnet, Inc. (i)	14,633	479,231
AVX Corp.	6,060	68,538
Thermo Fisher Scientific, Inc.	15,904	1,283,135
Tyco International, Ltd.	41,245	1,324,789
Vishay Intertechnology, Inc. (i)	101,246	1,421,494

		4,577,187

Engineering & Construction 0.3%
AECOM Technology Corp. (i)	46,749	1,358,993
Engility Holdings, Inc. (i)	36,462	873,630

		2,232,623

Entertainment 0.2%
International Game Technology	3,891	65,953
Regal Entertainment Group Class A	73,562	1,319,702

		1,385,655

Environmental Controls 0.2%
Covanta Holding Corp.	6,158	123,160
Waste Management, Inc.	33,394	1,368,486

		1,491,646

Finance—Credit Card 0.4%
American Express Co.	16,978	1,161,465
Discover Financial Services	33,913	1,483,355

		2,644,820

Finance—Investment Banker/Broker 0.4%
Charles Schwab Corp. (The)	77,708	1,317,928
Interactive Brokers Group, Inc. Class A	71,659	1,079,184
Raymond James Financial, Inc.	3,037	125,793

		2,522,905

	Shares	Value

Finance—Other Services 0.3%
CME Group, Inc.	18,866	$1,148,185
NASDAQ OMX Group, Inc. (The)	23,662	697,556

		1,845,741

Food 2.6%
Campbell Soup Co.	2,422	112,405
ConAgra Foods, Inc.	29,226	1,033,724
Dean Foods Co. (i)	65,664	1,256,809
General Mills, Inc.	28,941	1,459,205
Hillshire Brands Co.	10,801	387,864
Ingredion, Inc.	21,169	1,524,380
J.M. Smucker Co. (The)	12,971	1,338,996
Kellogg Co.	19,625	1,276,410
Kraft Foods Group, Inc.	28,809	1,483,375
Mondelez International, Inc. Class A	42,313	1,330,744
Safeway, Inc.	63,728	1,435,155
Smithfield Foods, Inc. (i)	52,985	1,356,416
Sysco Corp.	32,269	1,124,897
Tyson Foods, Inc. Class A	72,658	1,789,567
WhiteWave Foods Co. Class A (i)	8,497	143,684

		17,053,631

Forest Products & Paper 0.2%
International Paper Co.	34,551	1,623,206

Gas 0.4%
CenterPoint Energy, Inc.	60,071	1,482,552
Sempra Energy	5,138	425,683
UGI Corp.	24,385	999,298

		2,907,533

Hand & Machine Tools 0.2%
Regal-Beloit Corp.	18,103	1,423,258

Health Care—Products 1.9%
Baxter International, Inc.	18,485	1,291,547
Becton, Dickinson & Co.	15,408	1,452,974
Boston Scientific Corp. (i)	272,237	2,039,055
CareFusion Corp. (i)	52,506	1,755,801
Covidien PLC	19,297	1,231,921
Hill-Rom Holdings, Inc.	38,162	1,300,179
Medtronic, Inc.	27,924	1,303,492
St. Jude Medical, Inc.	19,533	805,150
Stryker Corp.	19,994	1,311,207

		12,491,326

Health Care—Services 2.7%
Aetna, Inc.	26,634	1,529,857
Cigna Corp.	41,900	2,772,523
Community Health Systems, Inc.	34,117	1,554,712
Covance, Inc. (i)	20,148	1,502,235
HCA Holdings, Inc.	35,340	1,409,713

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care—Services (continued)
Health Management Associates, Inc. Class A (i)	121,722	$1,398,586
Humana, Inc.	26,781	1,984,740
LifePoint Hospitals, Inc. (i)	23,393	1,122,864
Tenet Healthcare Corp. (i)	26,922	1,221,182
UnitedHealth Group, Inc.	24,175	1,448,808
Universal Health Services, Inc. Class B	2,189	145,765
WellPoint, Inc.	21,481	1,566,394

		17,657,379

Holding Company—Diversified 0.3%
Leucadia National Corp.	63,689	1,967,353

Home Builders 0.3%
PulteGroup, Inc. (i)	85,563	1,795,967

Home Furnishing 0.1%
Whirlpool Corp.	6,488	741,449

Household Products & Wares 0.5%
Avery Dennison Corp.	36,263	1,503,101
Jarden Corp. (i)	2,291	103,118
Kimberly-Clark Corp.	14,236	1,469,013

		3,075,232

Insurance 5.7%
ACE, Ltd.	16,334	1,456,013
Aflac, Inc.	29,510	1,606,524
Alleghany Corp. (i)	3,476	1,368,640
Allied World Assurance Co. Holdings A.G.	14,169	1,286,687
Allstate Corp. (The)	29,789	1,467,406
American Financial Group, Inc.	21,199	1,023,276
American International Group, Inc. (i)	37,638	1,558,966
American National Insurance Co.	3,971	373,393
Aon PLC	4,980	300,543
Arch Capital Group, Ltd. (i)	3,605	191,281
Aspen Insurance Holdings, Ltd.	31,520	1,203,749
Assurant, Inc.	32,526	1,546,286
Axis Capital Holdings, Ltd.	36,404	1,624,710
Berkshire Hathaway, Inc. Class B (i)	12,365	1,314,647
Chubb Corp. (The)	14,655	1,290,666
CNA Financial Corp.	7,171	241,734
Everest Re Group, Ltd.	8,181	1,104,353
Fidelity National Financial, Inc. Class A	64,885	1,742,162
Genworth Financial, Inc. Class A (i)	81,626	818,709
Hartford Financial Services Group, Inc. (The)	31,613	888,009
HCC Insurance Holdings, Inc.	1,541	65,647
Lincoln National Corp.	30,174	1,026,218
Loews Corp.	25,680	1,147,126
Marsh & McLennan Cos., Inc.	34,422	1,308,380
MBIA, Inc. (i)	27,982	264,710

	Shares	Value

Insurance (continued)
MetLife, Inc.	31,079	$1,211,770
PartnerRe, Ltd.	17,664	1,666,422
Principal Financial Group, Inc.	11,237	405,656
Progressive Corp. (The)	3,117	78,829
Protective Life Corp.	39,317	1,496,405
Prudential Financial, Inc.	23,195	1,401,442
Reinsurance Group of America, Inc.	9,664	604,483
RenaissanceRe Holdings, Ltd.	12,517	1,175,221
StanCorp Financial Group, Inc.	8,150	351,917
Travelers Companies, Inc. (The)	17,158	1,465,465
Validus Holdings, Ltd.	37,590	1,451,350
W.R. Berkley Corp.	4,126	179,151
White Mountains Insurance Group, Ltd.	304	175,806

		37,883,752

Internet 1.2%
AOL, Inc. (i)	36,694	1,417,856
Expedia, Inc.	18,886	1,054,594
Liberty Interactive Corp. Class A (i)	87,677	1,866,643
Symantec Corp. (i)	104,023	2,527,759
VeriSign, Inc. (i)	3,414	157,283
Yahoo!, Inc. (i)	47,471	1,173,958

		8,198,093

Investment Company 0.2%
American Capital Ltd. (i)	106,632	1,613,342

Investment Management/Advisory Services 0.5%
Ameriprise Financial, Inc.	3,005	223,963
BlackRock, Inc.	5,882	1,567,553
Franklin Resources, Inc.	9,970	1,541,960

		3,333,476

Iron & Steel 0.0%‡
Nucor Corp.	312	13,609

Leisure Time 0.2%
Carnival Corp.	38,282	1,321,112

Lodging 0.1%
MGM Resorts International (i)	36,880	520,746

Machinery—Construction & Mining 0.1%
Terex Corp. (i)	26,288	751,837

Media 1.8%
Cablevision Systems Corp. Class A	94,298	1,401,268
CBS Corp. Class B	28,486	1,304,089
Comcast Corp. Class A	36,085	1,490,311
DISH Network Corp. Class A	25,334	992,839
Gannett Co., Inc.	1,915	38,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
Liberty Media Corp. Class A (i)	1,404	$161,292
News Corp. Class A	47,406	1,468,164
Thomson Reuters Corp.	39,628	1,327,142
Time Warner, Inc.	24,680	1,475,370
Walt Disney Co. (The)	18,407	1,156,696
Washington Post Co. (The) Class B	2,984	1,322,927

		12,138,704

Metal Fabricate & Hardware 0.1%
Timken Co.	18,685	982,270

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	39,366	1,197,907
Newmont Mining Corp.	33,696	1,091,751
Southern Copper Corp.	40,445	1,348,032

		3,637,690

Miscellaneous—Manufacturing 1.3%
3M Co.	12,131	1,270,237
Carlisle Companies, Inc.	11,575	750,870
Danaher Corp.	21,940	1,337,024
Eaton Corp. PLC	11,408	700,565
General Electric Co.	48,710	1,085,746
Illinois Tool Works, Inc.	21,052	1,359,117
ITT Corp.	47,631	1,314,616
Trinity Industries, Inc.	25,507	1,076,650

		8,894,825

Office & Business Equipment 0.3%
Pitney Bowes, Inc.	82,544	1,128,376
Xerox Corp.	134,612	1,154,971

		2,283,347

Oil & Gas 4.1%
Anadarko Petroleum Corp.	17,894	1,516,695
Apache Corp.	15,592	1,151,937
Chevron Corp.	11,018	1,344,306
ConocoPhillips	22,220	1,343,199
Devon Energy Corp.	20,795	1,144,973
Exxon Mobil Corp.	14,704	1,308,509
Hess Corp.	21,532	1,554,180
HollyFrontier Corp.	40,592	2,007,274
Marathon Oil Corp.	36,673	1,198,107
♦Marathon Petroleum Corp.	41,750	3,271,530
Murphy Oil Corp.	25,939	1,610,553
Noble Energy, Inc.	889	100,715
Occidental Petroleum Corp.	13,818	1,233,395
Patterson-UTI Energy, Inc.	62,790	1,324,241
PBF Energy, Inc.	12,041	366,648
Phillips 66	25,214	1,536,793
Tesoro Corp.	32,863	1,754,884
Unit Corp. (i)	3,641	153,031

	Shares	Value

Oil & Gas (continued)
Valero Energy Corp.	73,080	$2,946,586

		26,867,556

Oil & Gas Services 0.7%
Baker Hughes, Inc.	24,759	1,123,811
Halliburton Co.	33,774	1,444,514
MRC Global, Inc. (i)	6,822	204,319
National Oilwell Varco, Inc.	17,090	1,114,610
RPC, Inc.	68,760	910,382

		4,797,636

Packaging & Containers 0.5%
Greif, Inc. Class A	24,674	1,188,547
Packaging Corporation of America	7,340	349,090
Sealed Air Corp.	67,104	1,484,340

		3,021,977

Pharmaceuticals 1.9%
Abbott Laboratories	29,941	1,105,422
AbbVie, Inc.	34,098	1,570,213
Bristol-Myers Squibb Co.	35,586	1,413,476
Cardinal Health, Inc.	33,794	1,494,371
Eli Lilly & Co.	25,635	1,419,666
Endo Health Solutions, Inc. (i)	16,451	602,765
Johnson & Johnson	15,311	1,304,956
Merck & Co., Inc.	23,716	1,114,652
Omnicare, Inc.	23,856	1,044,177
Pfizer, Inc.	41,636	1,210,358

		12,280,056

Pipelines 0.2%
Spectra Energy Corp.	36,264	1,143,404

Real Estate Investment Trusts 3.9%
Annaly Capital Management, Inc.	66,834	1,065,334
AvalonBay Communities, Inc.	263	34,989
BioMed Realty Trust, Inc.	4,715	106,135
Boston Properties, Inc.	1,402	153,421
Brandywine Realty Trust	3,425	51,135
CBL & Associates Properties, Inc.	61,957	1,495,642
Chimera Investment Corp.	74,150	244,695
Corporate Office Properties Trust	22,372	648,564
Corrections Corporation of America	24,281	878,972
DDR Corp.	20,525	376,428
Equity Lifestyle Properties, Inc.	4,991	405,519
Equity Residential	19,091	1,108,423
Extra Space Storage, Inc.	133	5,796
General Growth Properties, Inc.	22,912	520,561
HCP, Inc.	57,818	3,081,699
Health Care REIT, Inc.	38,319	2,872,775
Hospitality Properties Trust	50,380	1,481,676
Host Hotels & Resorts, Inc.	100,625	1,838,419
Jones Lang LaSalle, Inc.	4,697	465,097

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (continued)
Kimco Realty Corp.	9,954	$236,706
Liberty Property Trust	10,215	439,143
National Retail Properties, Inc.	5,251	208,360
Piedmont Office Realty Trust, Inc. Class A	48,895	1,003,325
ProLogis, Inc.	9,502	398,609
Rayonier, Inc.	2,037	121,039
Regency Centers Corp.	2,815	158,372
Senior Housing Properties Trust	36,959	1,050,744
Simon Property Group, Inc.	6,386	1,137,155
Taubman Centers, Inc.	3,302	282,354
♦Ventas, Inc.	39,611	3,154,224
Vornado Realty Trust	3,844	336,581
Weingarten Realty Investors	3,066	104,459

		25,466,351

Retail 2.8%
Abercrombie & Fitch Co. Class A	31,259	1,549,196
American Eagle Outfitters, Inc.	65,426	1,272,536
Best Buy Co., Inc.	72,397	1,881,598
CVS Caremark Corp.	25,374	1,476,259
Dillard’s, Inc. Class A	16,964	1,398,003
GameStop Corp. Class A	51,056	1,781,854
Lowe’s Companies, Inc.	38,666	1,485,548
Macy’s, Inc.	35,696	1,592,042
Sears Hometown and Outlet Stores, Inc. (i)	13,350	595,544
Staples, Inc.	84,500	1,118,780
Target Corp.	18,651	1,316,015
Wal-Mart Stores, Inc.	16,506	1,282,846
Walgreen Co.	29,624	1,466,684

		18,216,905

Savings & Loans 0.1%
Capitol Federal Financial, Inc.	83,538	989,090

Semiconductors 1.0%
Applied Materials, Inc.	45,678	662,788
Broadcom Corp. Class A	39,764	1,431,504
Intel Corp.	57,268	1,371,569
Marvell Technology Group, Ltd.	52,199	561,661
Micron Technology, Inc. (i)	154,061	1,451,255
Rovi Corp. (i)	1,757	41,096
Texas Instruments, Inc.	37,548	1,359,613

		6,879,486

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.	8,156	431,452

	Shares	Value

Software 0.9%
Activision Blizzard, Inc.	116,054	$1,735,007
Adobe Systems, Inc. (i)	28,646	1,291,362
Allscripts Healthcare Solutions, Inc. (i)	3,298	45,644
CA, Inc.	71,368	1,924,795
Electronic Arts, Inc. (i)	61,917	1,090,359

		6,087,167

Telecommunications 1.6%
Amdocs, Ltd.	21,761	776,868
AT&T, Inc.	33,747	1,264,163
CenturyLink, Inc.	29,965	1,125,785
Cisco Systems, Inc.	70,118	1,466,868
Corning, Inc.	110,493	1,602,148
EchoStar Corp. Class A (i)	10,664	418,775
Harris Corp.	440	20,328
MetroPCS Communications, Inc. (i)	113,715	1,346,386
Polycom, Inc. (i)	97,719	1,026,049
Sprint Nextel Corp. (i)	109,833	774,323
Telephone & Data Systems, Inc.	39,554	887,592
United States Cellular Corp. (i)	4,956	190,509

		10,899,794

Textiles 0.1%
Mohawk Industries, Inc. (i)	7,148	792,570

Transportation 1.0%
Con-way, Inc.	34,442	1,164,140
CSX Corp.	53,604	1,318,122
FedEx Corp.	15,707	1,476,615
Norfolk Southern Corp.	19,537	1,512,555
Ryder System, Inc.	23,843	1,384,563

		6,855,995

Water 0.1%
American Water Works Co., Inc.	10,536	441,248

Total Common Stocks (Cost $310,651,605)		395,078,663

Exchange Traded Funds 0.7% (j)
S&P 500 Index—SPDR Trust Series 1	18,201	2,906,336
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	9,149	1,930,164

Total Exchange Traded Funds (Cost $4,495,750)		4,836,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments 1.5%
Repurchase Agreements 1.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $1,732,307 (Collateralized by Government Agency securities with rates between 2.08% and 2.10% and maturity dates between 10/17/22 and 11/2/22, with a Principal Amount of $1,770,000 and a Market Value of $1,771,044)	$1,732,306	$1,732,306
TD Securities (U.S.A.) LLC 0.14%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $8,153,032 (Collateralized by a Federal National Mortgage Association security with a rate of 4.00% and maturity date of 5/1/42, with a Principal Amount of $8,044,255 and a Market Value of $8,316,061)	8,153,000	8,153,000

Total Short-Term Investments (Cost $9,885,306)		9,885,306

Total Investments (Cost $563,139,200) (l)	99.0%	654,263,965
Other Assets, Less Liabilities	1.0	6,464,205
Net Assets	100.0%	$660,728,170

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Fair valued security—The total market value of these securities as of April 30, 2013 is $4,700,673, which represents 0.7% of the Fund’s net assets.

(d)	Issue in default.

(e)	Illiquid security—The total market value of this security as of April 30, 2013 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(f)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2013 is $2,444,828, which represents 0.4% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(k)	Restricted Security.

(l)	As of April 30, 2013, cost is $569,211,482 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$92,627,279
Gross unrealized depreciation	(7,574,796)

Net unrealized appreciation	$85,052,483

The following abbreviation is used in the above portfolio:

SPDR—Standard	& Poor’s Depositary Receipt

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$5,681,868	$4,700,655	$10,382,523
Convertible Bond (c)	—	—	18	18
Corporate Bonds	—	110,068,165	—	110,068,165
Foreign Government Bonds	—	3,093,900	—	3,093,900
Mortgage-Backed Securities	—	3,745,484	—	3,745,484
U.S. Government & Federal Agencies	—	116,765,424	—	116,765,424
Yankee Bond	—	407,982	—	407,982

Total Long-Term Bonds	—	239,762,823	4,700,673	244,463,496

Common Stocks	395,078,663	—	—	395,078,663
Exchange Traded Funds	4,836,500	—	—	4,836,500
Short-Term Investments
Repurchase Agreements	—	9,885,306	—	9,885,306

Total Investments in Securities	$399,915,163	$249,648,129	$4,700,673	$654,263,965

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $4,700,655 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $18 is held in Internet within the Convertible Bond section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Asset-Backed Securities
Other ABS	$—	$—	$—	$655	$4,700,000	$—	$—	$—	$4,700,655	$655
Convertible Bond
Internet	18	—	—	—	—	—	—	—	18	—

Total	$18	$—	$—	$655	$4,700,000	$—	$—	$—	$4,700,673	$655

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $563,139,200)	$654,263,965
Cash	674
Receivables:
Investment securities sold	41,997,974
Dividends and interest	1,641,222
Fund shares sold	692,823
Other assets	65,924

Total assets	698,662,582

Liabilities
Payables:
Investment securities purchased	34,202,025
Fund shares redeemed	2,831,477
Manager (See Note 3)	379,810
Transfer agent (See Note 3)	212,557
NYLIFE Distributors (See Note 3)	142,153
Shareholder communication	94,921
Professional fees	58,198
Custodian	7,835
Trustees	1,322
Accrued expenses	4,114

Total liabilities	37,934,412

Net assets	$660,728,170

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$207,952
Additional paid-in capital	571,688,662

571,896,614
Undistributed net investment income	182,238
Accumulated net realized gain (loss) on investments	(2,475,447)
Net unrealized appreciation (depreciation) on investments	91,124,765

Net assets	$660,728,170

Investor Class
Net assets applicable to outstanding shares	$68,546,877

Shares of beneficial interest outstanding	2,157,143

Net asset value per share outstanding	$31.78
Maximum sales charge (5.50% of offering price)	1.85

Maximum offering price per share outstanding	$33.63

Class A
Net assets applicable to outstanding shares	$161,505,543

Shares of beneficial interest outstanding	5,084,934

Net asset value per share outstanding	$31.76
Maximum sales charge (5.50% of offering price)	1.85

Maximum offering price per share outstanding	$33.61

Class B
Net assets applicable to outstanding shares	$46,346,158

Shares of beneficial interest outstanding	1,462,734

Net asset value and offering price per share outstanding	$31.68

Class C
Net assets applicable to outstanding shares	$58,782,678

Shares of beneficial interest outstanding	1,855,938

Net asset value and offering price per share outstanding	$31.67

Class I
Net assets applicable to outstanding shares	$264,949,527

Shares of beneficial interest outstanding	8,326,283

Net asset value and offering price per share outstanding	$31.82

Class R1
Net assets applicable to outstanding shares	$10,147,946

Shares of beneficial interest outstanding	319,310

Net asset value and offering price per share outstanding	$31.78

Class R2
Net assets applicable to outstanding shares	$49,357,412

Shares of beneficial interest outstanding	1,554,423

Net asset value and offering price per share outstanding	$31.75

Class R3
Net assets applicable to outstanding shares	$1,092,029

Shares of beneficial interest outstanding	34,394

Net asset value and offering price per share outstanding	$31.75

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,351,923
Interest (b)	1,980,662

Total income	7,332,585

Expenses
Manager (See Note 3)	2,137,637
Distribution/Service—Investor Class (See Note 3)	80,586
Distribution/Service—Class A (See Note 3)	183,860
Distribution/Service—Class B (See Note 3)	238,910
Distribution/Service—Class C (See Note 3)	272,954
Distribution/Service—Class R2 (See Note 3)	56,644
Distribution/Service—Class R3 (See Note 3)	1,974
Transfer agent (See Note 3)	621,334
Shareholder communication	72,826
Registration	54,089
Custodian	32,353
Professional fees	30,802
Shareholder service (See Note 3)	28,059
Trustees	6,969
Miscellaneous	18,595

Total expenses	3,837,592

Net investment income (loss)	3,494,993

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	25,330,619
Net change in unrealized appreciation (depreciation) on investments	44,243,027

Net realized and unrealized gain (loss) on investments	69,573,646

Net increase (decrease) in net assets resulting from operations	$73,068,639

(a)	Dividends recorded net of foreign withholding taxes in the amount of $19,070.

(b)	Interest recorded net of foreign withholding taxes in the amount of $10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,494,993	$6,057,469
Net realized gain (loss) on investments	25,330,619	22,087,606
Net change in unrealized appreciation (depreciation) on investments	44,243,027	28,801,475

Net increase (decrease) in net assets resulting from operations	73,068,639	56,946,550

Dividends to shareholders:
From net investment income:
Investor Class	(320,242)	(527,396)
Class A	(876,257)	(1,484,562)
Class B	(63,741)	(70,889)
Class C	(68,264)	(68,931)
Class I	(1,736,449)	(2,912,254)
Class R1	(66,500)	(239,793)
Class R2	(254,834)	(421,762)
Class R3	(2,521)	(2,042)

Total dividends to shareholders	(3,388,808)	(5,727,629)

Capital share transactions:
Net proceeds from sale of shares	66,013,570	95,025,871
Net asset value of shares issued to shareholders in reinvestment of dividends	3,267,732	5,496,336
Cost of shares redeemed	(66,383,325)	(143,506,971)

Increase (decrease) in net assets derived from capital share transactions	2,897,977	(42,984,764)

Net increase (decrease) in net assets	72,577,808	8,234,157

Net Assets
Beginning of period	588,150,362	579,916,205

End of period	$660,728,170	$588,150,362

Undistributed net investment income at end of period	$182,238	$76,053

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.39		$26.05		$24.95		$22.09	$19.41	$25.29

Net investment income (loss) (a)	0.15		0.26		0.29		0.30	0.22	0.29
Net realized and unrealized gain (loss) on investments	3.39		2.32		1.11		2.86	2.71	(5.82)

Total from investment operations	3.54		2.58		1.40		3.16	2.93	(5.53)

Less dividends:
From net investment income	(0.15)		(0.24)		(0.30)		(0.30)	(0.25)	(0.35)

Net asset value at end of period	$31.78		$28.39		$26.05		$24.95	$22.09	$19.41

Total investment return (b)	12.54	%(c)	9.92%		5.62%		14.37%	15.30%	(22.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04	%††	0.94%		1.12%		1.28%	1.11%	1.81	% ††
Net expenses	1.36	%††	1.39%		1.38%		1.44%	1.48%	1.38	% ††
Expenses (before waiver/reimbursement)	1.36	%††	1.39%		1.38%		1.44%	1.53%	1.38	% ††
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$68,547		$61,579		$58,345		$59,469	$54,956	$49,971

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.37		$26.03		$24.94		$22.09	$19.41	$28.42

Net investment income (loss) (a)	0.18		0.31		0.34		0.35	0.27	0.46
Net realized and unrealized gain (loss) on investments	3.39		2.32		1.10		2.84	2.70	(7.26)

Total from investment operations	3.57		2.63		1.44		3.19	2.97	(6.80)

Less dividends and distributions:
From net investment income	(0.18)		(0.29)		(0.35)		(0.34)	(0.29)	(0.46)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.18)		(0.29)		(0.35)		(0.34)	(0.29)	(2.21)

Net asset value at end of period	$31.76		$28.37		$26.03		$24.94	$22.09	$19.41

Total investment return (b)	12.62	%(c)	10.17%		5.79%		14.54%	15.52%	(25.84%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22	%††	1.13%		1.31%		1.47%	1.36%	1.87%
Net expenses	1.17	%††	1.20%		1.19%		1.25%	1.27%	1.29%
Expenses (before waiver/reimbursement)	1.17	%††	1.20%		1.19%		1.25%	1.31%	1.29%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$161,506		$140,585		$133,436		$152,963	$154,728	$173,834

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.30		$25.97		$24.87		$22.02	$19.35	$28.34

Net investment income (loss) (a)	0.05		0.05		0.10		0.13	0.08	0.26
Net realized and unrealized gain (loss) on investments	3.37		2.31		1.10		2.84	2.69	(7.25)

Total from investment operations	3.42		2.36		1.20		2.97	2.77	(6.99)

Less dividends and distributions:
From net investment income	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)	(0.25)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)	(2.00)

Net asset value at end of period	$31.68		$28.30		$25.97		$24.87	$22.02	$19.35

Total investment return (b)	12.09	%(c)	9.11%		4.83%		13.50%	14.42%	(26.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32	%††	0.19%		0.37%		0.53%	0.39%	1.06%
Net expenses	2.11	%††	2.14%		2.13%		2.19%	2.23%	2.10%
Expenses (before waiver/reimbursement)	2.11	%††	2.14%		2.13%		2.19%	2.28%	2.10%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$46,346		$49,835		$61,438		$70,778	$74,932	$81,144

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.29		$25.96		$24.86		$22.01	$19.34	$28.33

Net investment income (loss) (a)	0.04		0.05		0.10		0.13	0.08	0.26
Net realized and unrealized gain (loss) on investments	3.38		2.31		1.10		2.84	2.69	(7.25)

Total from investment operations	3.42		2.36		1.20		2.97	2.77	(6.99)

Less dividends and distributions:
From net investment income	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)	(0.25)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)	(2.00)

Net asset value at end of period	$31.67		$28.29		$25.96		$24.86	$22.01	$19.34

Total investment return (b)	12.09	%(c)	9.11%		4.83%		13.51%	14.43%	(26.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	%††	0.19%		0.37%		0.53%	0.40%	1.06%
Net expenses	2.11	%††	2.14%		2.13%		2.19%	2.23%	2.10%
Expenses (before waiver/reimbursement)	2.11	%††	2.14%		2.13%		2.19%	2.28%	2.10%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$58,783		$52,876		$56,010		$62,892	$66,407	$79,423

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.42		$26.08		$24.99		$22.12	$19.44	$28.47

Net investment income (loss) (a)	0.22		0.38		0.41		0.41	0.33	0.55
Net realized and unrealized gain (loss) on investments	3.39		2.32		1.10		2.86	2.71	(7.28)

Total from investment operations	3.61		2.70		1.51		3.27	3.04	(6.73)

Less dividends and distributions:
From net investment income	(0.21)		(0.36)		(0.42)		(0.40)	(0.36)	(0.55)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.21)		(0.36)		(0.42)		(0.40)	(0.36)	(2.30)

Net asset value at end of period	$31.82		$28.42		$26.08		$24.99	$22.12	$19.44

Total investment return (b)	12.77	%(c)	10.43%		6.04%		14.90%	15.89%	(25.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%††	1.38%		1.56%		1.73%	1.65%	2.22%
Net expenses	0.92	%††	0.95%		0.94%		1.00%	0.96%	0.94%
Expenses (before waiver/reimbursement)	0.92	%††	0.95%		0.94%		1.00%	1.06%	1.01%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$264,950		$227,707		$208,772		$219,406	$208,393	$199,126

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.39		$26.05		$24.96		$22.10	$19.42	$28.44

Net investment income (loss) (a)	0.20		0.35		0.38		0.39	0.30	0.53
Net realized and unrealized gain (loss) on investments	3.39		2.32		1.10		2.85	2.72	(7.28)

Total from investment operations	3.59		2.67		1.48		3.24	3.02	(6.75)

Less dividends and distributions:
From net investment income	(0.20)		(0.33)		(0.39)		(0.38)	(0.34)	(0.52)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.20)		(0.33)		(0.39)		(0.38)	(0.34)	(2.27)

Net asset value at end of period	$31.78		$28.39		$26.05		$24.96	$22.10	$19.42

Total investment return (b)	12.69	%(c)	10.33%		5.94%		14.75%	15.80%	(25.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%††	1.28%		1.46%		1.64%	1.53%	2.13%
Net expenses	1.02	%††	1.05%		1.04%		1.10%	1.06%	1.04%
Expenses (before reimbursement/waiver)	1.02	%††	1.05%		1.04%		1.10%	1.16%	1.11%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$10,148		$9,441		$20,337		$19,660	$31,039	$25,038

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

34	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.37		$26.03		$24.94		$22.08	$19.41	$28.42

Net investment income (loss) (a)	0.17		0.28		0.31		0.33	0.26	0.46
Net realized and unrealized gain (loss) on investments	3.37		2.33		1.10		2.85	2.70	(7.26)

Total from investment operations	3.54		2.61		1.41		3.18	2.96	(6.80)

Less dividends and distributions:
From net investment income	(0.16)		(0.27)		(0.32)		(0.32)	(0.29)	(0.46)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.16)		(0.27)		(0.32)		(0.32)	(0.29)	(2.21)

Net asset value at end of period	$31.75		$28.37		$26.03		$24.94	$22.08	$19.41

Total investment return (b)	12.53	%(c)	10.06%		5.68%		14.47%	15.45%	(25.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	%††	1.03%		1.21%		1.38%	1.30%	1.87%
Net expenses	1.27	%††	1.30%		1.29%		1.35%	1.31%	1.29%
Expenses (before waiver/reimbursement)	1.27	%††	1.30%		1.29%		1.35%	1.41%	1.36%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$49,357		$45,799		$41,344		$41,429	$60,425	$54,849

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$28.36		$26.03		$24.93		$22.08	$19.41	$28.41

Net investment income (loss) (a)	0.09		0.21		0.24		0.27	0.20	0.40
Net realized and unrealized gain (loss) on investments	3.43		2.32		1.12		2.84	2.71	(7.26)

Total from investment operations	3.52		2.53		1.36		3.11	2.91	(6.86)

Less dividends and distributions:
From net investment income	(0.13)		(0.20)		(0.26)		(0.26)	(0.24)	(0.39)
From net realized gain on investments	—		—		—		—	—	(1.75)

Total dividends and distributions	(0.13)		(0.20)		(0.26)		(0.26)	(0.24)	(2.14)

Net asset value at end of period	$31.75		$28.36		$26.03		$24.93	$22.08	$19.41

Total investment return (b)	12.43	%(c)	9.76%		5.47%		14.16%	15.17%	(26.02%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	0.77%		0.92%		1.12%	0.98%	1.62%
Net expenses	1.52	%††	1.55%		1.54%		1.59%	1.56%	1.54%
Expenses (before waiver/reimbursement)	1.52	%††	1.55%		1.54%		1.59%	1.65%	1.61%
Portfolio turnover rate	77	%(d)	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$1,092		$329		$234		$168	$88	$45

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 74%, 202% and 218% for the six months ended April 30, 2013 and for the years ended October 31, 2012 and 2011, respectively.

36	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Balanced Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $4,700,673 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these

38	MainStay Balanced Fund

securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.   In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the bor-

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

rower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(K)  Concentration of Risk.   The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2013.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,137,637.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.   The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the

40	MainStay Balanced Fund

Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$5,007
Class R2	22,657
Class R3	395

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,283 and $16,188, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $11, $20,810 and $1,895, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$110,642
Class A	110,992
Class B	82,105
Class C	93,707
Class I	181,603
Class R1	7,480
Class R2	34,214
Class R3	591

(E)  Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.   As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$13,857	1.3%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $21,713,820 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$21,714	$—
Total	$21,714	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$5,727,629

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/13 Value	Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	2/27/01	$177,810	$13,325	$18	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $153,634 and $151,945, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $319,518 and $331,405, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	105,023	$3,169,430
Shares issued to shareholders in reinvestment of dividends	10,749	318,435
Shares redeemed	(148,153)	(4,424,084)

Net increase (decrease) in shares outstanding before conversion	(32,381)	(936,219)
Shares converted into Investor Class (See Note 1)	138,667	4,201,800
Shares converted from Investor Class (See Note 1)	(118,545)	(3,667,166)

Net increase (decrease)	(12,259)	$(401,585)

Year ended October 31, 2012:
Shares sold	166,653	$4,554,715
Shares issued to shareholders in reinvestment of dividends	19,287	524,085
Shares redeemed	(298,565)	(8,113,179)

Net increase (decrease) in shares outstanding before conversion	(112,625)	(3,034,379)
Shares converted into Investor Class (See Note 1)	236,299	6,477,189
Shares converted from Investor Class (See Note 1)	(194,364)	(5,374,184)

Net increase (decrease)	(70,690)	$(1,931,374)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	370,914	$11,189,434
Shares issued to shareholders in reinvestment of dividends	27,029	802,448
Shares redeemed	(443,928)	(13,212,012)

Net increase (decrease) in shares outstanding before conversion	(45,985)	(1,220,130)
Shares converted into Class A (See Note 1)	185,991	5,705,570
Shares converted from Class A (See Note 1)	(10,291)	(322,927)

Net increase (decrease)	129,715	$4,162,513

Year ended October 31, 2012:
Shares sold	469,433	$12,673,705
Shares issued to shareholders in reinvestment of dividends	48,773	1,324,376
Shares redeemed	(994,634)	(27,113,827)

Net increase (decrease) in shares outstanding before conversion	(476,428)	(13,115,746)
Shares converted into Class A (See Note 1)	333,932	9,210,487
Shares converted from Class A (See Note 1)	(27,817)	(784,462)

Net increase (decrease)	(170,313)	$(4,689,721)

42	MainStay Balanced Fund

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	78,167	$2,348,942
Shares issued to shareholders in reinvestment of dividends	2,105	60,110
Shares redeemed	(181,972)	(5,434,675)

Net increase (decrease) in shares outstanding before conversion	(101,700)	(3,025,623)
Shares converted from Class B (See Note 1)	(196,307)	(5,917,277)

Net increase (decrease)	(298,007)	$(8,942,900)

Year ended October 31, 2012:
Shares sold	146,594	$3,990,432
Shares issued to shareholders in reinvestment of dividends	2,460	65,968
Shares redeemed	(405,093)	(11,026,553)

Net increase (decrease) in shares outstanding before conversion	(256,039)	(6,970,153)
Shares converted from Class B (See Note 1)	(349,231)	(9,529,030)

Net increase (decrease)	(605,270)	$(16,499,183)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	105,987	$3,215,897
Shares issued to shareholders in reinvestment of dividends	1,860	53,161
Shares redeemed	(120,868)	(3,586,696)

Net increase (decrease)	(13,021)	$(317,638)

Year ended October 31, 2012:
Shares sold	131,804	$3,554,420
Shares issued to shareholders in reinvestment of dividends	1,882	50,628
Shares redeemed	(422,482)	(11,458,860)

Net increase (decrease)	(288,796)	$(7,853,812)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,146,224	$34,883,242
Shares issued to shareholders in reinvestment of dividends	57,428	1,710,193
Shares redeemed	(888,670)	(26,839,186)

Net increase (decrease)	314,982	$9,754,249

Year ended October 31, 2012:
Shares sold	1,944,571	$52,919,851
Shares issued to shareholders in reinvestment of dividends	105,376	2,868,172
Shares redeemed	(2,043,396)	(55,923,252)

Net increase (decrease)	6,551	$(135,229)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	18,024	$540,950
Shares issued to shareholders in reinvestment of dividends	2,238	66,500
Shares redeemed	(33,525)	(1,035,265)

Net increase (decrease)	(13,263)	$(427,815)

Year ended October 31, 2012:
Shares sold	105,023	$2,851,417
Shares issued to shareholders in reinvestment of dividends	8,834	239,793
Shares redeemed	(561,950)	(15,729,644)

Net increase (decrease)	(448,093)	$(12,638,434)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	327,025	$9,904,904
Shares issued to shareholders in reinvestment of dividends	8,595	254,364
Shares redeemed	(395,791)	(11,746,303)

Net increase (decrease)	(60,171)	$(1,587,035)

Year ended October 31, 2012:
Shares sold	532,144	$14,402,342
Shares issued to shareholders in reinvestment of dividends	15,503	421,272
Shares redeemed	(521,495)	(14,131,873)

Net increase (decrease)	26,152	$691,741

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	26,200	$760,771
Shares issued to shareholders in reinvestment of dividends	83	2,521
Shares redeemed	(3,486)	(105,104)

Net increase (decrease)	22,797	$658,188

Year ended October 31, 2012:
Shares sold	2,875	$78,989
Shares issued to shareholders in reinvestment of dividends	75	2,042
Shares redeemed	(351)	(9,783)

Net increase (decrease)	2,599	$71,248

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments and Cornerstone Holdings

44	MainStay Balanced Fund

provide to the Fund. The Board evaluated New York Life Investments’ and Cornerstone Holdings’ experience in serving as investment adviser and subadvisor, respectively, to the Fund and managing other portfolios. It examined New York Life Investments’ and Cornerstone Holdings’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and Cornerstone Holdings, and New York Life Investments’ and Cornerstone Holdings’ overall legal and compliance environments. The Board also reviewed New York Life Investments’ and Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

46	MainStay Balanced Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay Balanced Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30075 MS175-13	MSBL10-06/13 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2,6]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.44% 17.93	8.31 14.61%	7.78 9.01%	9.49 10.11%	1.69 1.69%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.63 18.12	8.63 14.95	8.03 9.26	9.61 10.23	1.39 1.39
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12.47 17.47	8.70 13.70	7.92 8.22	9.27 9.27	2.44 2.44
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	16.55 17.55	12.76 13.76	8.22 8.22	9.29 9.29	2.44 2.44
Class I Shares	No Sales Charges		18.31	15.20	9.58	10.63	1.14
Class R1 Shares[6]	No Sales Charge		18.21	15.07	9.47	10.52	1.27
Class R2 Shares[6]	No Sales Charge		18.09	14.78	9.20	10.24	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A and Class B shares would likely have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares would likely have been different.
6.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[7]	17.94%	18.96%	7.95%	11.38%
Average Lipper Small-Cap Core Fund[8]	15.74	15.47	6.81	10.27

7.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,179.30	$8.92	$1,016.60	$8.25

Class A Shares	$1,000.00	$1,181.20	$7.30	$1,018.10	$6.76

Class B Shares	$1,000.00	$1,174.70	$12.94	$1,012.90	$11.98

Class C Shares	$1,000.00	$1,175.50	$12.95	$1,012.90	$11.98

Class I Shares	$1,000.00	$1,183.10	$5.95	$1,019.30	$5.51

Class R1 Shares	$1,000.00	$1,182.10	$6.49	$1,018.80	$6.01

Class R2 Shares	$1,000.00	$1,180.90	$7.84	$1,017.60	$7.25

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.65% for Investor Class, 1.35% for Class A, 2.40% for Class B and Class C, 1.10% for Class I, 1.20% for Class R1 and 1.45% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Health Care Equipment & Supplies	8.0%
Machinery	7.8
Commercial Banks	6.5
Hotels, Restaurants & Leisure	6.2
Exchange Traded Funds	4.3
Electric Utilities	3.8
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.6
Textiles, Apparel & Luxury Goods	3.6
Thrifts & Mortgage Finance	3.4
Auto Components	3.1
Health Care Providers & Services	3.0
Aerospace & Defense	2.7
Chemicals	2.7
Specialty Retail	2.7
Electronic Equipment & Instruments	2.5
Commercial Services & Supplies	2.4
Road & Rail	2.3
Diversified Consumer Services	1.9
Multi-Utilities	1.9
Pharmaceuticals	1.8

Biotechnology	1.7%
Containers & Packaging	1.6
Diversified Financial Services	1.6
Building Products	1.5
Communications Equipment	1.5
Food & Staples Retailing	1.2
Trading Companies & Distributors	1.2
Food Products	1.1
Paper & Forest Products	1.1
Real Estate Investment Trusts	1.1
Software	1.1
Capital Markets	1.0
Energy Equipment & Services	1.0
Computers & Peripherals	0.7
Diversified Telecommunication Services	0.7
Professional Services	0.6
Household Durables	0.2
Metals & Mining	0.1
Short-Term Investment	0.5
Other Assets, Less Liabilities	2.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	iShares Russell 2000 Value Index Fund

2.	Mueller Industries, Inc.

3.	Iconix Brand Group, Inc.

4.	Vectren Corp.

5.	Service Corp. International
6.	Life Time Fitness, Inc.

7.	Endo Health Solutions, Inc.

8.	WellCare Health Plans, Inc.

9.	Teleflex, Inc.

10.	Alkermes PLC

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its peers and its benchmark for the six months ended April 30, 2013?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 17.93% for Investor Class shares, 18.12% for Class A shares, 17.47% for Class B shares and 17.55% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 18.31%, Class R1 shares returned 18.21% and Class R2 shares returned 18.09%. All share classes outperformed the 15.74% return of the average Lipper1 small-cap core fund. Investor Class, Class B and Class C shares underperformed—and Class A, Class I, Class R1 and Class R2 shares outperformed—the 17.94% return of the Russell 2500™ Index2 for the six months ended April 30, 2013. The Russell 2500™ Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s performance relative to the Russell 2500™ Index during the reporting period. Stock selection within the materials sector was the greatest positive contributor during the reporting period. (Contributions take weightings and total returns into account.) A generously overweight position and effective stock selection in the consumer discretionary sector also added to the Fund’s relative performance. On the other hand, stock selection in the industrials and financials sectors detracted from the Fund’s performance relative to the Russell 2500™ Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Favorable stock selection made materials the strongest positive sector contributor to performance relative to the Russell 2500™ Index. Strong stock selection in the consumer discretionary, consumer staples and telecommunication services sectors also contributed positively to the Fund’s relative performance.

Stock selection within the financials and industrials sectors was the biggest detractor from performance relative to the Russell 2500™ Index. The Fund’s residual cash position also detracted from relative performance in a rising equity market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated biopharmaceutical company Alkermes, brand management company Iconix, drilling and production-related company Flotek and slot machine manufacturer Multimedia Games Holding. Alkermes beat earnings expectations and raised guidance for its fiscal year, and the company’s stock price reacted favorably. Iconix beat earnings and revised guidance upwards for 2013, and the stock price reacted favorably. In addition, Iconix continued to expand on its strong brand portfolio, announcing the acquisition of Umbro from Nike. Flotek saw its stock price advance after the company announced a joint venture with oil services company Gulf Energy to construct an oilfield chemicals production and research-and-development facility in the Middle East. Multimedia Games Holding’s stock advanced during the reporting period, as the company prepared for expansion into the Nevada and New Jersey markets.

The most substantial detractors from absolute performance during the reporting period were semiconductor company Volterra Semiconductor and clinical test service provider Bio-Reference Laboratories. Volterra Semiconductor suffered some revenue headwinds in conjunction with a shift in corporate strategy, and the stock was a drag on Fund performance during the reporting period. Bio-Reference Laboratories reported better-than-expected earnings, but the stock declined as the market continued to worry about reimbursement pressures from Blue Cross Blue Shield customers and the Medicare program.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated a position in Waste Connection, a U.S.-based waste collection and transfer entity. The company has created a competitive advantage by focusing on long-term exclusive markets or vertically-integrated competitive markets. We believe that the company is well-positioned for continued growth. The Fund also purchased shares of Papa John’s Pizza, the third-largest global pizza chain. The company was highly resilient during the recession and has implemented a multiyear overseas expansion plan, which will provide scale abroad.

The Fund sold out of several positions because of market capitalization restrictions after significant price appreciation. Among these were positions in metals processor and fabricator Haynes International and building materials manufacturer Masco. Shares of apparel and footwear retailer PVH, which were received as a portion of the consideration for the company’s acquisition of Warnaco, were also sold during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the financials sector but remained significantly underweight relative to the Russell

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 2500TM Index.

mainstayinvestments.com	9

2500™ Index. We considerably reduced the Fund’s consumer staples weighting, moving from a significantly overweight position at the beginning of the reporting period to a moderately underweight position relative to the Russell 2500™ Index at the end of the reporting period. We also trimmed the Fund’s position in information technology, moving from a slightly overweight position to an underweight position relative to the Russell 2500™ Index. Exposure to industrials was also reduced, although that sector remains overweight relative to the Index.

How was the Fund positioned at the end of April 2013?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of April 30, 2013, the Fund held an overweight position relative to the Russell 2500™ Index in the consumer discretionary sector, where a number of holdings experienced increased revenue as aggregate consumer spending increased.

As of the same date, the Fund also held an overweight position relative to the Index in the industrials sector, with a range of industries represented, and an overweight position in the health care sector, where many companies are enjoying increased participation rates following new regulation.

As of April 30, 2013, the most significant sector-weighting variation from the Russell 2500™ Index was in the financials sector, where the Fund had much less exposure than the Index. As of the same date, the Fund was also underweight the energy sector.

We remain committed to investing in high-quality, cash-generating businesses with sound capital allocation policies. In an environment where economic growth is slower than in past cycles, this is where we see opportunity, even if the market pauses in the near term after a period of outsized returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 92.5%†
Aerospace & Defense 2.7%
Curtiss-Wright Corp.	151,350	$4,970,334
HEICO Corp. Class A	4,900	165,718
Hexcel Corp. (a)	232,900	7,103,450

		12,239,502

Auto Components 3.1%
Dana Holding Corp.	291,850	5,034,412
Tenneco, Inc. (a)	130,100	5,030,967
Visteon Corp. (a)	65,450	3,847,806

		13,913,185

Biotechnology 1.7%
♦Alkermes PLC (a)	245,955	7,528,683

Building Products 1.5%
Armstrong World Industries, Inc. (a)	66,000	3,368,640
Simpson Manufacturing Co., Inc.	113,660	3,266,588

		6,635,228

Capital Markets 1.0%
Waddell & Reed Financial, Inc. Class A	104,450	4,477,772

Chemicals 2.7%
Chemtura Corp. (a)	273,000	5,803,980
Flotek Industries, Inc. (a)	402,050	6,448,882

		12,252,862

Commercial Banks 6.5%
Bank of Hawaii Corp.	128,450	6,125,780
BankUnited, Inc.	285,580	7,239,453
CVB Financial Corp.	357,977	3,891,210
Investors Bancorp, Inc.	362,752	7,182,490
Texas Capital Bancshares, Inc. (a)	108,200	4,507,612

		28,946,545

Commercial Services & Supplies 2.4%
Herman Miller, Inc.	249,541	6,260,984
Waste Connections, Inc.	116,200	4,409,790

		10,670,774

Communications Equipment 1.5%
Harmonic, Inc. (a)	1,149,035	6,526,519

Computers & Peripherals 0.7%
Diebold, Inc.	103,415	3,029,025

Containers & Packaging 1.6%
Silgan Holdings, Inc.	153,010	7,324,589

	Shares	Value

Diversified Consumer Services 1.9%
♦Service Corp. International	491,500	$8,296,520

Diversified Financial Services 1.6%
CBOE Holdings, Inc.	185,450	6,959,938

Diversified Telecommunication Services 0.7%
Lumos Networks Corp.	226,925	3,061,218

Electric Utilities 3.8%
Cleco Corp.	91,290	4,520,681
Great Plains Energy, Inc.	276,850	6,680,390
Westar Energy, Inc.	161,250	5,637,300

		16,838,371

Electronic Equipment & Instruments 2.5%
MTS Systems Corp.	94,350	5,750,633
National Instruments Corp.	195,834	5,352,143

		11,102,776

Energy Equipment & Services 1.0%
Dril-Quip, Inc. (a)	53,150	4,449,187

Food & Staples Retailing 1.2%
Spartan Stores, Inc.	321,300	5,391,414

Food Products 1.1%
TreeHouse Foods, Inc. (a)	80,200	5,109,542

Health Care Equipment & Supplies 8.0%
Alere, Inc. (a)	91,900	2,359,992
Greatbatch, Inc. (a)	27,654	772,653
Haemonetics Corp. (a)	150,000	5,775,000
Integra LifeSciences Holdings Corp. (a)	178,681	6,259,195
Sirona Dental Systems, Inc. (a)	85,938	6,319,881
♦Teleflex, Inc.	97,100	7,586,423
Wright Medical Group, Inc. (a)	277,667	6,508,514

		35,581,658

Health Care Providers & Services 3.0%
Bio-Reference Laboratories, Inc. (a)	217,675	5,550,712
♦WellCare Health Plans, Inc. (a)	131,280	7,654,937

		13,205,649

Hotels, Restaurants & Leisure 6.2%
Brinker International, Inc.	180,020	7,002,778
♦Life Time Fitness, Inc. (a)	179,030	8,267,605
Monarch Casino & Resort, Inc. (a)	144,149	1,855,198
Multimedia Games Holding Co., Inc. (a)	54,343	1,340,098
Papa John’s International, Inc. (a)	60,300	3,798,900

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
SHFL Entertainment, Inc. (a)	329,200	$5,201,360

		27,465,939

Household Durables 0.2%
Ryland Group, Inc. (The)	15,897	716,319

IT Services 3.6%
Euronet Worldwide, Inc. (a)	166,800	5,092,404
Forrester Research, Inc.	173,212	6,209,650
NeuStar, Inc. Class A (a)	111,200	4,878,344

		16,180,398

Machinery 7.8%
Actuant Corp. Class A	77,500	2,425,750
Harsco Corp.	257,200	5,614,676
Kennametal, Inc.	79,939	3,196,761
♦Mueller Industries, Inc.	171,550	8,882,859
Navistar International Corp. (a)	85,350	2,826,792
Wabtec Corp.	42,101	4,418,079
Woodward, Inc.	206,200	7,421,138

		34,786,055

Metals & Mining 0.1%
Haynes International, Inc.	7,037	342,069

Multi-Utilities 1.9%
♦Vectren Corp.	221,200	8,308,272

Paper & Forest Products 1.1%
KapStone Paper and Packaging Corp. (a)	160,980	4,761,788

Pharmaceuticals 1.8%
♦Endo Health Solutions, Inc. (a)	217,950	7,985,688

Professional Services 0.6%
Resources Connection, Inc.	228,300	2,593,488

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers, Inc.	128,150	4,756,928

Road & Rail 2.3%
Con-way, Inc.	124,100	4,194,580
Genesee & Wyoming, Inc. Class A (a)	69,290	5,903,508

		10,098,088

Semiconductors & Semiconductor Equipment 3.6%
Cypress Semiconductor Corp. (a)	535,510	5,403,296
Teradyne, Inc. (a)	257,500	4,233,300
Veeco Instruments, Inc. (a)	120,790	4,598,475
Volterra Semiconductor Corp. (a)	122,584	1,594,818

		15,829,889

	Shares	Value

Software 1.1%
Rovi Corp. (a)	202,950	$4,747,001

Specialty Retail 2.7%
Express, Inc. (a)	315,600	5,747,076
JoS. A. Bank Clothiers, Inc. (a)	124,958	5,458,166
Sonic Automotive, Inc.	48,386	1,064,008

		12,269,250

Textiles, Apparel & Luxury Goods 3.6%
G-III Apparel Group, Ltd. (a)	93,050	3,783,413
♦Iconix Brand Group, Inc. (a)	291,850	8,361,502
Perry Ellis International, Inc.	221,200	3,886,484

		16,031,399

Thrifts & Mortgage Finance 3.4%
Brookline Bancorp, Inc.	624,850	5,248,740
Capitol Federal Financial, Inc.	354,560	4,197,990
Viewpoint Financial Group, Inc.	300,350	5,592,517

		15,039,247

Trading Companies & Distributors 1.2%
Titan Machinery, Inc. (a)	247,369	5,580,666

Total Common Stocks (Cost $327,715,016)		411,033,441

Exchange Traded Fund 4.3% (b)
♦iShares Russell 2000 Value Index Fund	230,570	19,330,989

Total Exchange Traded Fund (Cost $18,625,484)		19,330,989

	Principal Amount
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $2,360,810 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $2,425,000 and a Market Value of $2,409,402)	$2,360,810	2,360,810

Total Short-Term Investment (Cost $2,360,810)		2,360,810

Total Investments (Cost $348,701,310) (c)	97.3%	432,725,240
Other Assets, Less Liabilities	2.7	11,816,342
Net Assets	100.0%	$444,541,582

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2013, cost is $350,002,756 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$91,311,907
Gross unrealized depreciation	(8,589,423)

Net unrealized appreciation	$82,722,484

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$411,033,441	$—	$—	$411,033,441
Exchange Traded Fund	19,330,989	—	—	19,330,989
Short-Term Investment
Repurchase Agreement	—	2,360,810	—	2,360,810

Total Investments in Securities	$430,364,430	$2,360,810	$—	$432,725,240

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $348,701,310)	$432,725,240
Receivables:
Investment securities sold	16,800,274
Fund shares sold	372,548
Dividends and interest	110,807
Other assets	56,445

Total assets	450,065,314

Liabilities
Payables:
Investment securities purchased	4,255,632
Fund shares redeemed	591,397
Manager (See Note 3)	303,126
Transfer agent (See Note 3)	178,347
NYLIFE Distributors (See Note 3)	75,593
Shareholder communication	71,447
Professional fees	42,462
Custodian	2,269
Trustees	639
Accrued expenses	2,820

Total liabilities	5,523,732

Net assets	$444,541,582

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,698
Additional paid-in capital	553,066,699

553,088,397
Distributions in excess of net investment loss	(483,939)
Accumulated net realized gain (loss) on investments	(192,086,806)
Net unrealized appreciation (depreciation) on investments	84,023,930

Net assets	$444,541,582

Investor Class
Net assets applicable to outstanding shares	$76,819,808

Shares of beneficial interest outstanding	3,771,985

Net asset value per share outstanding	$20.37
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.56

Class A
Net assets applicable to outstanding shares	$105,081,173

Shares of beneficial interest outstanding	5,134,848

Net asset value per share outstanding	$20.46
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.65

Class B
Net assets applicable to outstanding shares	$30,072,748

Shares of beneficial interest outstanding	1,577,114

Net asset value and offering price per share outstanding	$19.07

Class C
Net assets applicable to outstanding shares	$18,372,889

Shares of beneficial interest outstanding	963,758

Net asset value and offering price per share outstanding	$19.06

Class I
Net assets applicable to outstanding shares	$214,133,461

Shares of beneficial interest outstanding	10,247,417

Net asset value and offering price per share outstanding	$20.90

Class R1
Net assets applicable to outstanding shares	$30,780

Shares of beneficial interest outstanding	1,473

Net asset value and offering price per share outstanding	$20.89

Class R2
Net assets applicable to outstanding shares	$30,723

Shares of beneficial interest outstanding	1,502

Net asset value and offering price per share outstanding	$20.46

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,690,536
Interest	518

Total income	2,691,054

Expenses
Manager (See Note 3)	1,678,681
Transfer agent (See Note 3)	483,958
Distribution/Service—Investor Class (See Note 3)	90,285
Distribution/Service—Class A (See Note 3)	112,346
Distribution/Service—Class B (See Note 3)	150,280
Distribution/Service—Class C (See Note 3)	84,690
Distribution/Service—Class R2 (See Note 3)	35
Shareholder communication	79,739
Registration	51,100
Professional fees	27,394
Custodian	5,576
Trustees	4,390
Shareholder service (See Note 3)	28
Miscellaneous	15,110

Total expenses	2,783,612

Net investment income (loss)	(92,558)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,413,183
Net change in unrealized appreciation (depreciation) on investments	32,094,389

Net realized and unrealized gain (loss) on investments	65,507,572

Net increase (decrease) in net assets resulting from operations	$65,415,014

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,033.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(92,558)	$882,660
Net realized gain (loss) on investments	33,413,183	12,987,175
Net change in unrealized appreciation (depreciation) on investments	32,094,389	13,966,121

Net increase (decrease) in net assets resulting from operations	65,415,014	27,835,956

Dividends to shareholders:
From net investment income:
Investor Class	(66,940)	—
Class A	(246,233)	—
Class B	(29,746)	—
Class C	(16,528)	—
Class I	(914,424)	—
Class R1	(134)	—
Class R2	(68)	—

Total dividends to shareholders	(1,274,073)	—

Capital share transactions:
Net proceeds from sale of shares	46,676,546	68,725,440
Net asset value of shares issued to shareholders in reinvestment of dividends	1,228,068	—
Cost of shares redeemed	(31,422,614)	(118,263,493)

Increase (decrease) in net assets derived from capital share transactions	16,482,000	(49,538,053)

Net increase (decrease) in net assets	80,622,941	(21,702,097)

Net Assets
Beginning of period	363,918,641	385,620,738

End of period	$444,541,582	$363,918,641

Distributions in excess of net investment income at end of period	$(483,939)	$882,692

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2013*		2012		2011	2010	2009	2008
Net asset value at beginning of period	$17.29		$16.17		$15.35	$12.52	$10.14	$13.86

Net investment income (loss) (a)	(0.03)		(0.00	)‡	0.03	(0.03)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	3.13		1.12		0.82	2.86	2.63	(3.82)

Total from investment operations	3.10		1.12		0.85	2.83	2.60	(3.72)

Less dividends:
From net investment income	(0.02)		—		(0.03)	—	(0.22)	—

Net asset value at end of period	$20.37		$17.29		$16.17	$15.35	$12.52	$10.14

Total investment return (b)	17.93	% (c)	6.93%		5.55%	22.60%	26.91%	(26.91	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27	%)††	(0.00	%)(d)	0.17%	(0.20%)	(0.28%)	1.10	% ††
Net expenses	1.65	% ††	1.68%		1.63%	1.63%	1.66%	1.80	% ††
Expenses (before waiver/reimbursement)	1.65	% ††	1.68%		1.66%	1.81%	2.02%	1.83	% ††
Portfolio turnover rate	23%		32%		45%	49%	218%	158%
Net assets at end of period (in 000’s)	$76,820		$67,818		$68,152	$67,217	$25,832	$11,480

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$17.38		$16.21	$15.36	$12.51	$10.14	$18.65

Net investment income (loss) (a)	0.00	‡	0.06	0.07	(0.00)‡	0.00 ‡	0.17
Net realized and unrealized gain (loss) on investments	3.13		1.11	0.83	2.85	2.61	(6.55)

Total from investment operations	3.13		1.17	0.90	2.85	2.61	(6.38)

Less dividends and distributions:
From net investment income	(0.05)		—	(0.05)	—	(0.24)	(0.12)
From net realized gain on investments	—		—	—	—	—	(2.01)

Total dividends and distributions	(0.05)		—	(0.05)	—	(0.24)	(2.13)

Net asset value at end of period	$20.46		$17.38	$16.21	$15.36	$12.51	$10.14

Total investment return (b)	18.12	%(c)	7.22%	5.86%	22.78%	27.05%	(38.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	%††(d)	0.32%	0.43%	(0.02%)	0.01%	1.24%
Net expenses	1.35	%††	1.38%	1.36%	1.48%	1.54%	1.65%
Expenses (before waiver/reimbursement)	1.35	%††	1.38%	1.36%	1.48%	1.92%	1.84%
Portfolio turnover rate	23%		32%	45%	49%	218%	158%
Net assets at end of period (in 000’s)	$105,081		$83,047	$89,115	$97,707	$66,905	$64,527

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$16.25		$15.32	$14.62	$12.02	$9.70	$17.94

Net investment income (loss) (a)	(0.09)		(0.12)	(0.09)	(0.12)	(0.09)	0.06
Net realized and unrealized gain (loss) on investments	2.93		1.05	0.79	2.72	2.54	(6.29)

Total from investment operations	2.84		0.93	0.70	2.60	2.45	(6.23)

Less dividends and distributions:
From net investment income	(0.02)		—	(0.00)‡	—	(0.13)	—
From net realized gain on investments	—		—	—	—	—	(2.01)

Total dividends and distributions	(0.02)		—	(0.00)‡	—	(0.13)	(2.01)

Net asset value at end of period	$19.07		$16.25	$15.32	$14.62	$12.02	$9.70

Total investment return (b)	17.47	% (c)	6.07%	4.81%	21.63%	25.99%	(38.56%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.00	%)††	(0.73%)	(0.57%)	(0.93%)	(0.95%)	0.47%
Net expenses	2.40	% ††	2.43%	2.38%	2.38%	2.38%	2.44%
Expenses (before waiver/reimbursement)	2.40	% ††	2.43%	2.41%	2.56%	2.78%	2.66%
Portfolio turnover rate	23%		32%	45%	49%	218%	158%
Net assets at end of period (in 000’s)	$30,073		$29,832	$37,309	$43,744	$23,354	$13,305

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$16.24		$15.31	$14.62	$12.01	$9.70	$17.94

Net investment income (loss) (a)	(0.09)		(0.12)	(0.09)	(0.12)	(0.08)	0.06
Net realized and unrealized gain (loss) on investments	2.93		1.05	0.78	2.73	2.53	(6.29)

Total from investment operations	2.84		0.93	0.69	2.61	2.45	(6.23)

Less dividends and distributions:
From net investment income	(0.02)		—	(0.00)‡	—	(0.14)	—
From net realized gain on investments	—		—	—	—	—	(2.01)

Total dividends and distributions	(0.02)		—	(0.00)‡	—	(0.14)	(2.01)

Net asset value at end of period	$19.06		$16.24	$15.31	$14.62	$12.01	$9.70

Total investment return (b)	17.36	%(c)(d)	6.07%	4.74%	21.73%	26.00%	(38.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.03	%)††	(0.74%)	(0.57%)	(0.91%)	(0.83%)	0.45%
Net expenses	2.40	% ††	2.43%	2.38%	2.38%	2.39%	2.45%
Expenses (before waiver/reimbursement)	2.40	% ††	2.43%	2.41%	2.56%	2.81%	2.67%
Portfolio turnover rate	23%		32%	45%	49%	218%	158%
Net assets at end of period (in 000’s)	$18,373		$16,036	$17,589	$19,944	$17,048	$15,123

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$17.76		$16.53	$15.67	$12.72	$10.34	$19.03

Net investment income (loss) (a)	0.02		0.10	0.10	0.04	0.04	0.24
Net realized and unrealized gain (loss) on investments	3.22		1.13	0.86	2.91	2.65	(6.69)

Total from investment operations	3.24		1.23	0.96	2.95	2.69	(6.45)

Less dividends and distributions:
From net investment income	(0.10)		—	(0.10)	—	(0.31)	(0.23)
From net realized gain on investments	—		—	—	—	—	(2.01)

Total dividends and distributions	(0.10)		—	(0.10)	—	(0.31)	(2.24)

Net asset value at end of period	$20.90		$17.76	$16.53	$15.67	$12.72	$10.34

Total investment return (b)	18.31	%(c)	7.44%	6.11%	23.19%	27.57%	(37.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	% ††	0.57%	0.60%	0.30%	0.39%	1.69%
Net expenses	1.10	% ††	1.13%	1.10%	1.17%	1.18%	1.20%
Expenses (before waiver/reimbursement)	1.10	% ††	1.13%	1.10%	1.23%	1.68%	1.48%
Portfolio turnover rate	23%		32%	45%	49%	218%	158%
Net assets at end of period (in 000’s)	$214,133		$167,135	$173,456	$152,227	$155,425	$116,390

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Class R1
	Six months ended April 30,		July 31, 2012** through October 31,
	2013*		2012
Net asset value at beginning of period	$17.76		$17.05

Net investment income (loss) (a)	0.02		(0.00	)‡
Net realized and unrealized gain (loss) on investments	3.20		0.71

Total from investment operations	3.22		0.71

Less dividends:
From net investment income	(0.09)		—

Net asset value at end of period	$20.89		$17.76

Total investment return (b)	18.21	%(c)	4.16	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18	%††	(0.03	%)††
Net expenses	1.20	%††	1.26	% ††
Portfolio turnover rate	23%		32%
Net assets at end of period (in 000’s)	$31		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		July 31, 2012** through October 31,
	2013*		2012*
Net asset value at beginning of period	$17.37		$16.69

Net investment income (loss) (a)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	3.15		0.69

Total from investment operations	3.14		0.68

Less dividends:
From net investment income	(0.05)		—

Net asset value at end of period	$20.46		$17.37

Total investment return (b)	18.09	%(c)	4.07	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	(0.27	%)††
Net expenses	1.45	% ††	1.51	% ††
Portfolio turnover rate	23%		32%
Net assets at end of period (in 000’s)	$31		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which

22	MainStay U.S. Small Cap Fund

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the six-month period ended April 30, 2013.

Prior to February 28, 2013, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares would not exceed 1.53% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points to the other share classes.

Prior to February 28, 2013, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentage of average daily net assets: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%. These voluntary waivers or reimbursements were discontinued on February 28, 2013. For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,678,681.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$14
Class R2	14

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,053 and $9,810, respectively, for the six-month period ended April 30, 2013.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $51, $917, $18,370 and $476, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$164,379
Class A	69,362
Class B	68,492
Class C	38,552
Class I	143,129
Class R1	22
Class R2	22

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay U.S. Small Cap Fund

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,357	0.0	%‡
Class I	58,914,759	27.5
Class R1	30,783	100.0
Class R2	30,725	100.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $224,198,543 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$24,635	$—
2016	151,911	—
2017	47,653	—
Total	$224,199	$—

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $106,017 and $91,305, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	143,933	$2,731,195
Shares issued to shareholders in reinvestment of dividends	3,748	66,634
Shares redeemed	(297,348)	(5,599,028)

Net increase (decrease) in shares outstanding before conversion	(149,667)	(2,801,199)
Shares converted into Investor Class (See Note 1)	138,671	2,659,409
Shares converted from Investor Class (See Note 1)	(140,434)	(2,806,965)

Net increase (decrease)	(151,430)	$(2,948,755)

Year ended October 31, 2012:
Shares sold	236,258	$4,030,183
Shares redeemed	(610,414)	(10,389,255)

Net increase (decrease) in shares outstanding before conversion	(374,156)	(6,359,072)
Shares converted into Investor Class (See Note 1)	317,686	5,373,308
Shares converted from Investor Class (See Note 1)	(233,861)	(4,033,403)

Net increase (decrease)	(290,331)	$(5,019,167)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	672,506	$13,280,683
Shares issued to shareholders in reinvestment of dividends	12,300	220,886
Shares redeemed	(497,969)	(9,282,074)

Net increase (decrease) in shares outstanding before conversion	186,837	4,219,495
Shares converted into Class A (See Note 1)	175,866	3,506,454
Shares converted from Class A (See Note 1)	(6,883)	(140,008)

Net increase (decrease)	355,820	$7,585,941

Year ended October 31, 2012:
Shares sold	492,723	$8,481,481
Shares redeemed	(1,526,037)	(26,090,081)

Net increase (decrease) in shares outstanding before conversion	(1,033,314)	(17,608,600)
Shares converted into Class A (See Note 1)	332,731	5,750,793
Shares converted from Class A (See Note 1)	(17,556)	(313,094)

Net increase (decrease)	(718,139)	$(12,170,901)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	83,448	$1,471,891
Shares issued to shareholders in reinvestment of dividends	1,699	28,357
Shares redeemed	(165,301)	(2,932,257)

Net increase (decrease) in shares outstanding before conversion	(80,154)	(1,432,009)
Shares converted from Class B (See Note 1)	(179,064)	(3,218,890)

Net increase (decrease)	(259,218)	$(4,650,899)

Year ended October 31, 2012:
Shares sold	203,343	$3,270,423
Shares redeemed	(378,815)	(6,092,161)

Net increase (decrease) in shares outstanding before conversion	(175,472)	(2,821,738)
Shares converted from Class B (See Note 1)	(423,977)	(6,777,604)

Net increase (decrease)	(599,449)	$(9,599,342)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	75,757	$1,363,103
Shares issued to shareholders in reinvestment of dividends	798	13,318
Shares redeemed	(100,180)	(1,761,510)

Net increase (decrease)	(23,625)	$(385,089)

Year ended October 31, 2012:
Shares sold	82,933	$1,341,495
Shares redeemed	(244,308)	(3,914,415)

Net increase (decrease)	(161,375)	$(2,572,920)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,407,097	$27,829,674
Shares issued to shareholders in reinvestment of dividends	48,995	898,671
Shares redeemed	(617,044)	(11,847,745)

Net increase (decrease)	839,048	$16,880,600

Year ended October 31, 2012:
Shares sold	2,958,245	$51,551,858
Shares redeemed	(4,042,450)	(71,777,581)

Net increase (decrease)	(1,084,205)	$(20,225,723)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares issued to shareholders in reinvestment of dividends	7	$134

Net increase (decrease)	7	$134

Year ended October 31, 2012 (a):
Shares sold	1,466	$25,000

Net increase (decrease)	1,466	$25,000

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares issued to shareholders in reinvestment of dividends	4	$68

Net increase (decrease)	4	$68

Year ended October 31, 2012 (a):
Shares sold	1,498	$25,000

Net increase (decrease)	1,498	$25,000

(a) Class R1 shares and Class R2 shares were first offered on July 31, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay U.S. Small Cap Fund

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed

mainstayinvestments.com	27

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between

28	MainStay U.S. Small Cap Fund

New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board considered and approved New York Life Investments’ proposal to remove the Fund’s contractual expense limitation arrangements, noting that the Fund’s management fee and total expenses would be reasonable without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

II.  Board Consideration and Approval of New Subadvisory Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to

30	MainStay U.S. Small Cap Fund

Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay U.S. Small Cap Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30046 MS175-13	MSUSC10-06/13 NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	Since Inception (5/14/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.63 3.00%	3.44 8.32%	1.32 1.32%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.67 2.96	3.46 8.33	1.15 1.15
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.86 2.85	7.04 8.04	1.57 1.57
Class I Shares	No Sales Charge		3.19	8.73	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	Since Inception
Barclays New York Municipal Bond Index[3]	1.54%	4.02%
Average Lipper New York Municipal Debt Fund[4]	1.75	4.92

3.	Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,030.00	$4.43	$1,020.40	$4.41

Class A Shares	$1,000.00	$1,029.60	$3.77	$1,021.10	$3.76

Class C Shares	$1,000.00	$1,028.60	$5.68	$1,019.20	$5.66

Class I Shares	$1,000.00	$1,032.00	$2.52	$1,022.30	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.88% for Investor Class, 0.75% for Class A, 1.13% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Higher Education	23.4%
Industrial Development / Pollution Control	17.7
General Obligation	8.9
Dedicated Tax	7.2
Tobacco Settlement	6.4
Hospital	5.1
General	4.0
Water	4.0
Transportation	3.5
Multi Family Housing	3.3
Life Care	3.1

Housing	2.9%
Airport	2.4
Public Power	1.8
State General Obligation	1.4
Utilities	1.4
Charter School	1.1
Unaffiliated Investment Company	0.3
Appropriation	0.2
Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	New York City Trust for Cultural Resources, Wildlife Conservation Society, Revenue Bonds, 5.00%, due 8/1/33–8/1/42

2.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

3.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%, due 9/15/43–3/15/44

4.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

5.	Ramapo Local Development Corp., Revenue Bonds, 5.00%, due 3/15/41
6.	Dutchess County Industrial Development Agency, Bard College, Revenue Bonds, 5.00%, due 8/1/46

7.	Niagara Falls Public Water Authority, Revenue Bonds, 5.00%, due 7/15/34

8.	Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds, 5.00%–5.125%, due 9/1/30–9/1/40

9.	Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds, 5.00%, due 1/1/34

10.	New York Liberty Development Corp., Bank of America, Revenue Bonds, 5.625%–6.375%, due 7/15/47–7/15/49

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 3.00% for Investor Class shares, 2.96% for Class A shares and 2.85% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 3.19%. All share classes outperformed the 1.75% return of the average Lipper1 New York municipal debt fund and the 1.54% return of the Barclays New York Municipal Bond Index2 for the six months ended April 30, 2013. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays New York Municipal Bond Index during the reporting period because of various factors, most notably the Fund’s overweight exposure to longer-term municipal bonds, its overweight exposure to credits rated A and BBB3 and its zero exposure to Puerto Rico bonds. During the reporting period, longer-term bonds outperformed shorter-term bonds, and credits rated A and BBB outperformed higher-quality credits. Puerto Rico bonds significantly underperformed the broad Barclays Municipal Bond Index.4

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration remained in a neutral range relative to its investable universe as outlined in the Prospectus.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, our view on the municipal market did not materially change. Our team’s assessment of the municipal market was that the municipal yield curve6 was steep and that credit spreads7 for bonds rated A and BBB were wide. In addition, we maintained our negative view of any Puerto Rico–related issuers. As a result, the Fund continued to have overweight positions in longer-term premium-coupon bonds and lower-rated investment-grade bonds. The Fund had no exposure to Puerto Rico bonds.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contributions to the Fund’s performance came from bonds rated A and BBB and from bonds with maturities of 20 years or more. (Contributions take weightings and total returns into account.) The decision to avoid securities issued by the Commonwealth of Puerto Rico also contributed positively to performance. During the reporting period, none of the market segments in which the Fund invested posted negative absolute returns.

Did the Fund make any significant purchases or sales during the reporting period?

Because of strong inflows during the reporting period, the Fund made significantly more purchases than sales. Purchases in the Fund were largely targeted toward increasing the Fund’s diversification and adding exposure to lower-rated investment-grade municipal bonds. We added a number of different higher-education and health care–related issuers to the Fund’s holdings. Sales in the Fund focused primarily on profit-taking. In light of the Fund’s broad diversification, however, no single transaction can be considered significant.

How did the Fund’s sector weightings change during the reporting period?

While there were changes in sector weightings during the reporting period, they were primarily the by-product of security-

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality–typically U.S. Treasury issues–across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to be steep when the spread between short-term and long-term municipal bonds is large and the yields of intermediate-term municipal bonds remain within that spread.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time

mainstayinvestments.com	9

specific trades rather than expressions of any change in sector outlook or strategy.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Barclays New York Municipal Bond Index in the higher education sector and the industrial development revenue/pollution control revenue sector. These overweight allocations resulted from two strategic initiatives. First, the Fund sought to achieve a strong level of diversification; and to embed scarcity value8 into the Fund, we included issuers who typically come to market less frequently. Second, the Fund sought an array of economic development bonds that provided relatively high income, exposure to mostly lower-rated investment-grade debt and exposure to a number of large issuers that are well-known names in the municipal market.

On the same date, the Fund held underweight positions relative to the Barclays New York Municipal Index in the special tax and local general obligation sectors. In our view, there have been a limited number of opportunities to add to the special tax sector in New York. We do, however, favor this sector, and we expect to add to it over time. The Fund’s underweight exposure to local general obligation bonds resulted primarily from the bonds’ relative value. We believed that local general obligation bonds tended to be highly rated or expensively priced during the reporting period, which made them unattractive candidates for the Fund.

8.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Municipal Bonds 97.8% †
Airport 2.4%
New York City Industrial Development Agency, Terminal One Group Association Project, Revenue Bonds 5.50%, due 1/1/24 (a)	$500,000	$550,955
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	686,196
6.00%, due 12/1/42	520,000	610,366

		1,847,517

Appropriation 0.2%
Hudson Yards Infrastructure Corp., Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 2/15/47	145,000	150,059

Charter School 1.1%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	835,492

Dedicated Tax 7.2%
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	1,200,000	1,330,224
Guam Government, Revenue Bonds Series A 5.375%, due 12/1/24	1,000,000	1,113,080
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds Series F-1 5.00%, due 5/1/28	500,000	585,055
New York Convention Center Development Corp., Hotel Unit, Revenue Bonds Insured: AMBAC 5.00%, due 11/15/44	115,000	124,042
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,000,000	1,119,880
Virgin Islands Public Finance Authority, Matching Fund Loan Notes Series A 5.00%, due 10/1/32	1,200,000	1,343,856

		5,616,137

	Principal Amount	Value

General 4.0%
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	$1,000,000	$1,120,570
5.00%, due 8/1/42	1,000,000	1,124,790
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: ASSURED GTY (zero coupon), due 3/1/44	500,000	120,790
Insured: ASSURED GTY (zero coupon), due 3/1/46	3,250,000	702,585
Insured: ASSURED GTY (zero coupon), due 3/1/47	400,000	81,996

		3,150,731

General Obligation 8.9%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	726,891
Moravia Central School District, General Obligation Insured: AGM
4.00%, due 6/15/35	335,000	351,787
Insured: AGM 4.00%, due 6/15/36	345,000	360,132
Insured: AGM 4.00%, due 6/15/37	360,000	372,143
Nassau County, General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,060,590
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	529,375
Oyster Bay Public Improvement, Unlimited General Obligation Series B 4.00%, due 12/1/20	100,000	113,089
♦Ramapo Local Development Corp., Revenue Bonds Insured: MUN GOVT GTD 5.00%, due 3/15/41	2,000,000	2,183,080
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	348,847
Village of Harrison, NY, Public Improvement, General Obligation
5.00%, due 12/15/24	395,000	488,196
5.00%, due 12/15/25	365,000	443,844

		6,977,974

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education 23.4%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series: A 5.375%, due 10/1/41	$855,000	$982,549
♦Dutchess County Industrial Development Agency, Bard College, Revenue Bonds Series A-1 5.00%, due 8/1/46	2,015,000	2,118,067
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,131,490
Geneva Development Corp., Hobart & William Smith College, Revenue Bonds 5.00%, due 9/1/32	1,500,000	1,745,970
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	526,690
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,197,800
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	380,652
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	340,000	365,762
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	523,560
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/32	390,000	421,067
Series A 5.00%, due 7/1/32	600,000	647,796
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 5.00%, due 7/1/42	250,000	271,318

	Principal Amount	Value

Higher Education (continued)
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	$500,000	$538,250
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,676,775
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 5.00%, due 5/1/29	1,100,000	1,238,732
Series A 5.00%, due 5/1/38	500,000	544,975
Onondaga Civic Development Corp., Le Moyne College, Revenue Bonds 5.00%, due 7/1/42	525,000	574,003
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A 3.25%, due 7/1/32	500,000	471,115
Series B 3.25%, due 7/1/32	500,000	476,425
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	575,245
♦Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds
5.00%, due 9/1/30	465,000	526,631
5.125%, due 9/1/40	1,285,000	1,428,239

		18,363,111

Hospital 5.1%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,210,460
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	613,235
Onondaga Civic Development Corp., St. Joseph Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	1,000,000	1,007,420
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	125,000	136,251

		3,967,366

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Housing 2.9%
New York Mortgage Agency, Revenue Bonds Series 48 3.70%, due 10/1/38	$250,000	$253,595
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series B 4.85%, due 11/1/41	1,000,000	1,105,000
Southampton Housing Authority, Revenue Bonds
3.00%, due 5/15/32	425,000	414,728
3.125%, due 5/15/35	315,000	302,586
3.25%, due 5/15/37	200,000	193,498

		2,269,407

Industrial Development / Pollution Control 17.7%
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	700,000	728,756
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,000,000	1,068,160
♦New York City Trust for Cultural Resources, Wildlife Conservation Society, Revenue Bonds
Series A 5.00%, due 8/1/33	1,000,000	1,198,310
Series A 5.00%, due 8/1/42	1,975,000	2,295,740
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	1,500,000	1,782,030
♦New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,214,577
Class 3 6.375%, due 7/15/49	545,000	653,057
New York Liberty Development Corp., Goldman Sachs Headquarter, Revenue Bonds 5.25%, due 10/1/35	1,020,000	1,213,453
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	365,000	450,151

	Principal Amount	Value

Industrial Development / Pollution Control (continued)
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	$1,040,000	$1,142,679
Class 3 5.00%, due 3/15/44	1,000,000	1,080,640
Niagara Area Development Corp., Covanta Energy Project, Revenue Bonds 5.25%, due 11/1/42 (a)	1,000,000	1,040,800

		13,868,353

Life Care 3.1%
Tompkins County Development Corp., Kendall at Ithaca, Inc. Project, Revenue Bonds 4.50%, due 7/1/42	500,000	505,030
♦Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds 5.00%, due 1/1/34	1,750,000	1,925,210

		2,430,240

Multi Family Housing 3.3%
Housing Development Corp., College of Staten Island Residence, Revenue Bonds Insured: AGM 4.10%, due 7/1/42	1,000,000	1,043,960
Housing Development Corp., Revenue Bonds
Series D-1-A 4.00%, due 5/1/32	1,000,000	1,034,260
Series D-1-B 4.20%, due 5/1/37	500,000	522,925

		2,601,145

Public Power 1.8%
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	250,000	288,207
Series A 5.00%, due 10/1/34	1,000,000	1,110,130

		1,398,337

State General Obligation 1.4%
Guam Government, Unlimited General Obligation Series A 7.00%, due 11/15/39	1,000,000	1,137,860

Tobacco Settlement 6.4%
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	675,000	606,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Tobacco Settlement (continued)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	$1,000,000	$869,630
Series A-3 5.125%, due 6/1/46	1,000,000	853,500
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds Series A 5.00%, due 6/1/42	485,000	419,220
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 5.25%, due 6/1/37	1,000,000	1,078,990
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,205,000	1,093,959
Series 1 5.125%, due 6/1/42	145,000	128,358

		5,050,354

Transportation 3.5%
Metropolitan Transportation Authority, Transportation, Revenue Bonds Series B 5.00%, due 11/15/43	1,500,000	1,681,680
Triborough Bridge & Tunnel Authority, Revenue Bonds 5.25%, due 11/15/30	1,020,000	1,047,754

		2,729,434

Utilities 1.4%
New York City Municipal Water Finance Authority, Second General Fiscal, Revenue Bonds Series BB 5.00%, due 6/15/47	1,000,000	1,139,480

Water 4.0%
Guam Government, Waterworks Authority, Revenue Bonds 5.875%, due 7/1/35	1,000,000	1,036,210
♦Niagara Falls Public Water Authority, Revenue Bonds Insured:NATL-RE 5.00%, due 7/15/34	2,090,000	2,105,090

		3,141,300

Total Municipal Bonds (Cost $74,183,220)		76,674,297

	Shares	Value
Unaffiliated Investment Company 0.3%
New York 0.3%
Nuveen New York AMT-Free Municipal Income Fund	17,036	$250,259

Total Unaffiliated Investment Company (Cost $255,425)		250,259

Total Investments (Cost $74,438,645) (d)	98.1%	76,924,556
Other Assets, Less Liabilities	1.9	1,509,860
Net Assets	100.0%	$78,434,416

	Contracts Short	Unrealized Appreciation (Depreciation) (b)
Futures Contracts (0.2%)
United States Treasury Notes June 2013 (10 Year) (c)	(85)	$(155,603)
United States Treasury Ultra Long-Term Bonds June 2013 (c)	(16)	(5,970)
Total Futures Contracts (Settlement Value $13,709,547)		$(161,573)

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(c)	As of April 30, 2013, cash in the amount of $133,500 is on deposit with the broker for futures transactions.

(d)	As of April 30, 2013, cost is $74,438,645 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$2,604,319
Gross unrealized depreciation	(118,408)

Net unrealized appreciation	$2,485,911

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$76,674,297	$—	$76,674,297
Unaffiliated Investment Companies	250,259	—	—	250,259

Total Investments in Securities	$250,259	$76,674,297	$—	$76,924,556

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(161,573)	$—	$—	$(161,573)

Total Other Financial Instruments	$(161,573)	$—	$—	$(161,573)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $74,438,645)	$76,924,556
Cash	199,886
Cash collateral on deposit at broker	133,500
Receivables:
Dividends and interest	999,579
Fund shares sold	255,046
Variation margin on futures contracts	11,469
Other assets	9,433

Total assets	78,533,469

Liabilities
Payables:
Professional fees	25,160
Manager (See Note 3)	22,037
Fund shares redeemed	16,387
NYLIFE Distributors (See Note 3)	5,170
Transfer agent (See Note 3)	1,639
Custodian	366
Trustees	63
Accrued expenses	14,497
Dividend payable	13,734

Total liabilities	99,053

Net assets	$78,434,416

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,486
Additional paid-in capital	75,879,462

75,886,948
Undistributed net investment income	540
Accumulated net realized gain (loss) on investments and futures transactions	222,590
Net unrealized appreciation (depreciation) on investments and futures contracts	2,324,338

Net assets	$78,434,416

Investor Class
Net assets applicable to outstanding shares	$89,733

Shares of beneficial interest outstanding	8,564

Net asset value per share outstanding	$10.48
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.97

Class A
Net assets applicable to outstanding shares	$18,954,197

Shares of beneficial interest outstanding	1,809,824

Net asset value per share outstanding	$10.47
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.96

Class C
Net assets applicable to outstanding shares	$3,469,387

Shares of beneficial interest outstanding	331,161

Net asset value and offering price per share outstanding	$10.48

Class I
Net assets applicable to outstanding shares	$55,921,099

Shares of beneficial interest outstanding	5,336,240

Net asset value and offering price per share outstanding	$10.48

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,339,331
Dividends	10,258

Total income	1,349,589

Expenses
Manager (See Note 3)	162,226
Professional fees	24,013
Distribution/Service—Investor Class (See Note 3)	89
Distribution/Service—Class A (See Note 3)	11,399
Distribution/Service—Class C (See Note 3)	4,892
Registration	9,875
Offering (See Note 2)	7,417
Transfer agent (See Note 3)	6,871
Shareholder communication	3,904
Custodian	2,909
Trustees	698
Miscellaneous	3,625

Total expenses before waiver/reimbursement	237,918
Expense waiver/reimbursement from Manager (See Note 3)	(57,239)

Net expenses	180,679

Net investment income (loss)	1,168,910

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	190,827
Futures transactions	31,845

Net realized gain (loss) on investments and futures transactions	222,672

Net change in unrealized appreciation (depreciation) on:
Investments	762,515
Futures contracts	(183,923)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	578,592

Net realized and unrealized gain (loss) on investments and futures transactions	801,264

Net increase (decrease) in net assets resulting from operations	$1,970,174

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and for the period May 14, 2012 (Inception Date) through October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,168,910	$788,114
Net realized gain (loss) on investments and futures transactions	222,672	214,392
Net change in unrealized appreciation (depreciation) on investments and futures contracts	578,592	1,745,746

Net increase (decrease) in net assets resulting from operations	1,970,174	2,748,252

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,162)	(878)
Class A	(148,865)	(16,393)
Class C	(28,267)	(3,590)
Class I	(989,053)	(768,816)

	(1,167,347)	(789,677)

From net realized gain on investments:
Investor Class	(220)	—
Class A	(13,757)	—
Class C	(3,988)	—
Class I	(195,969)	—

	(213,934)	—

Total dividends and distributions to shareholders	(1,381,281)	(789,677)

Capital share transactions:
Net proceeds from sale of shares	21,283,759	52,954,966
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,351,025	785,782
Cost of shares redeemed	(434,181)	(54,403)

Increase (decrease) in net assets derived from capital share transactions	22,200,603	53,686,345

Net increase (decrease) in net assets	22,789,496	55,644,920

Net Assets
Beginning of period	55,644,920	—

End of period	$78,434,416	$55,644,920

Undistributed (distribution in excess of) net investment income at end of period	$540	$(1,023)

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,	May 14, 2012** through October 31,
	2013*	2012
Net asset value at beginning of period	$10.38	$10.00

Net investment income (loss)	0.23	0.13
Net realized and unrealized gain (loss) on investments	0.14	0.38

Total from investment operations	0.37	0.51

Less dividends and distributions:
From net investment income	(0.23)	(0.13)
From net realized gain on investments	(0.04)	—

Total dividends and distributions	(0.27)	(0.13)

Net asset value at end of period	$10.48	$10.38

Total investment return (a)(b)	3.00%	5.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%††	3.18%††
Net expenses	0.88%††	0.92%††
Expenses (before waiver/reimbursement)	1.06%††	1.30%††
Portfolio turnover rate	22%	67%
Net assets at end of period (in 000’s)	$90	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class A
	Six months ended April 30,	May 14, 2012** through October 31,
	2013*	2012
Net asset value at beginning of period	$10.38	$10.00

Net investment income (loss)	0.25	0.14
Net realized and unrealized gain (loss) on investments	0.13	0.38

Total from investment operations	0.38	0.52

Less dividends and distributions:
From net investment income	(0.25)	(0.14)
From net realized gain on investments	(0.04)	—

Total dividends and distributions	(0.29)	(0.14)

Net asset value at end of period	$10.47	$10.38

Total investment return (a)(b)	2.96%	5.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.30%††	3.46%††
Net expenses	0.75%††	0.75%††
Expenses (before waiver/reimbursement)	0.93%††	1.13%††
Portfolio turnover rate	22%	67%
Net assets at end of period (in 000’s)	$18,954	$2,368

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,	May 14, 2012** through October 31,
	2013*	2012
Net asset value at beginning of period	$10.38	$10.00

Net investment income (loss)	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.14	0.38

Total from investment operations	0.30	0.50

Less dividends and distributions:
From net investment income	(0.16)	(0.12)
From net realized gain on investments	(0.04)	—

Total dividends and distributions	(0.20)	(0.12)

Net asset value at end of period	$10.48	$10.38

Total investment return (a)(b)	2.85%	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%††	2.96%††
Net expenses	1.13%††	1.17%††
Expenses (before waiver/reimbursement)	1.31%††	1.55%††
Portfolio turnover rate	22%	67%
Net assets at end of period (in 000’s)	$3,469	$601

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class I
	Six months ended April 30,	May 14, 2012** through October 31,
	2013*	2012
Net asset value at beginning of period	$10.38	$10.00

Net investment income (loss)	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.14	0.38

Total from investment operations	0.33	0.53

Less dividends and distributions:
From net investment income	(0.19)	(0.15)
From net realized gain on investments	(0.04)	—

Total dividends and distributions	(0.23)	(0.15)

Net asset value at end of period	$10.48	$10.38

Total investment return (a)(b)	3.19%	5.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.69%††	3.21%††
Net expenses	0.50%††	0.50%††
Expenses (before waiver/reimbursement)	0.68%††	0.88%††
Portfolio turnover rate	22%	67%
Net assets at end of period (in 000’s)	$55,921	$52,619

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on May 14, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to

22	MainStay New York Tax Free Opportunities Fund

examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Offering Costs.  Costs incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial diffi-

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

culties. New York continues to experience financial difficulties due to the economic environment. The further deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$161,573	$161,573

Total Fair Value		$161,573	$161,573

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$31,845	$31,845

Total Realized Gain (Loss)		$31,845	$31,845

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(183,923)	$(183,923)

Total Change in Unrealized Appreciation (Depreciation)		$(183,923)	$(183,923)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(88)	(88)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets.

24	MainStay New York Tax Free Opportunities Fund

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $162,226 and waived its fees and/or reimbursed expenses in the amount of $57,239.

State Street Bank, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $462 and $4,562, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $441 for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$50
Class A	767
Class C	1,411
Class I	4,643

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$27,004	30.1%
Class A	27,005	0.1
Class C	26,940	0.8
Class I	54,114,074	96.8

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$4,142
Exempt Interest Dividends	785,535
Total	$789,677

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $35,551 and $14,282, respectively.

Note 8–Capital Share Transactions

Investor Class (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	8,675	$90,376
Shares issued to shareholders in reinvestment of dividends and distributions	129	1,354
Shares redeemed	(7,263)	(75,604)

Net increase (decrease) in shares outstanding before conversion	1,541	16,126
Shares converted into Investor Class (See Note 1)	1,583	16,414

Net increase (decrease)	3,124	$32,540

Year ended October 31, 2012:
Shares sold	9,363	$94,659
Shares issued to shareholders in reinvestment of dividends	78	799
Net increase (decrease) in shares outstanding before conversion	9,441	95,458
Shares converted from Investor Class (See Note 1)	(4,001)	(41,127)

Net increase (decrease)	5,440	$54,331

Class A (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,595,935	$16,650,562
Shares issued to shareholders in reinvestment of dividends and distributions	14,021	146,728
Shares redeemed	(26,780)	(280,085)

Net increase (decrease) in shares outstanding before conversion	1,583,176	16,517,205
Shares converted from Class A (See Note 1)	(1,584)	(16,414)

Net increase (decrease)	1,581,592	$16,500,791

Year ended October 31, 2012:
Shares sold	227,441	$2,325,421
Shares issued to shareholders in reinvestment of dividends	1,419	14,665
Shares redeemed	(4,629)	(47,814)

Net increase (decrease) in shares outstanding before conversion	224,231	2,292,272
Shares converted into Class A (See Note 1)	4,001	41,127

Net increase (decrease)	228,232	$2,333,399

Class C (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	276,758	$2,900,989
Shares issued to shareholders in reinvestment of dividends and distributions	2,354	24,656
Shares redeemed	(5,859)	(61,171)

Net increase (decrease)	273,253	$2,864,474

Year ended October 31, 2012:
Shares sold	58,400	$594,931
Shares issued to shareholders in reinvestment of dividends	145	1,502
Shares redeemed	(637)	(6,589)

Net increase (decrease)	57,908	$589,844

Class I (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	156,851	$1,641,832
Shares issued to shareholders in reinvestment of dividends and distributions	112,233	1,178,287
Shares redeemed	(1,662)	(17,321)

Net increase (decrease)	267,422	$2,802,798

Year ended October 31, 2012:
Shares sold	4,993,974	$49,939,955
Shares issued to shareholders in reinvestment of dividends	74,844	768,816

Net increase (decrease)	5,068,818	$50,708,771

(a)	The inception date of the Fund was May 14, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay New York Tax Free Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30158 MS175-13	MSNTF10-06/13 NL035

MainStay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Since Inception (12/17/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–1.01 2.05%	1.43 1.43%
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–0.95 2.11	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.87 1.87	2.18 2.18
Class I Shares	No Sales Charge		2.26	1.13
Class R2 Shares	No Sales Charge		2.07	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index	3.64%
Average Lipper High Yield Fund	4.54

3.	The Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 17, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 17, 2012, to April 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended April 30, 2013. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$1,020.50	$3.75	$1,014.60	$3.74

Class A Shares[3]	$1,000.00	$1,021.10	$3.90	$1,014.50	$3.88

Class C Shares[3]	$1,000.00	$1,018.70	$6.52	$1,011.90	$6.50

Class I Shares[3]	$1,000.00	$1,022.60	$2.97	$1,015.40	$2.96

Class R2 Shares[3]	$1,000.00	$1,020.70	$4.27	$1,014.10	$4.25

1.	The inception date of the Fund.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Investor Class, 1.05% for Class A, 1.76% for Class C, 0.80% for Class I, and 1.15% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 134 days for Investor Class, Class A, Class C, Class I and Class R2 (to reflect the since-inception period which took place after the close of business on December 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2013. Had these shares been offered for the full six-month period ended April 30, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.06 for Investor Class, $5.26 for Class A, $8.80 for Class C, $4.01 for Class I and $5.76 for Class R2 and the ending account value would have been $1,019.80 for Investor Class, $1,019.60 for Class A, $1,016.10 for Class C, $1,020.80 for Class I and $1,019.10 for Class R2.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	Florida East Coast Railway Corp., 8.125%, due 2/1/17

2.	DineEquity, Inc., 9.50%, due 10/30/18

3.	Amsted Industries, Inc., 8.125%, due 3/15/18

4.	Videotron, Ltd., 6.375%–9.125%, due 12/15/15–4/15/18

5.	Host Hotels & Resorts, L.P., 6.75%–9.00%, due 6/1/16–5/15/17
6.	KB Home, 5.75%, due 2/1/14

7.	Asbury Automotive Group, Inc., 7.625%, due 3/15/17

8.	NAI Entertainment Holdings LLC, 8.25%, due 12/15/17

9.	CONSOL Energy, Inc., 8.00%, due 4/1/17

10.	DISH DBS Corp., 4.25%–7.75%, due 5/31/15–5/1/20

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its peers and its benchmark from its inception on December 17, 2012, through April 30, 2013?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 2.05% for Investor Class shares, 2.11% for Class A shares and 1.87% for Class C shares from December 17, 2012, through April 30, 2013. Over the same period, Class I shares returned 2.26% and Class R2 shares returned 2.07%. All share classes underperformed the 4.54% return of the average Lipper1 high yield fund and the 3.64% return of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index2 from December 17, 2012, through April 30, 2013. The Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance from December 17, 2012 through April 30, 2013?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns.

From inception on December 17, 2012, through April 30, 2013, the Fund underperformed the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index, primarily because it was conservatively positioned. We believed that valuations (as measured by spreads)3 and the resiliency of credit profiles in the higher-quality portion of the high-yield market were attractive. On the other hand, we felt that weak credit profiles tended to make valuations in the riskier segment of the high-yield market unattractive. During the reporting period, CCC-rated4 credits significantly outperformed the rest of the market. As a result, the Fund’s underweight position in higher-risk credits detracted from relative performance.

What was the Fund’s duration5 strategy during the reporting period?

As of April 30, 2013, the Fund held a shorter duration than that of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. High-yield bonds tend to have a low correlation to U.S. Treasury securities. The Fund’s comparatively shorter duration further reduced its sensitivity to changes in interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high yield corporate bond market generated strong returns during the reporting period, as exceptionally low interest rates and market liquidity fueled demand for income-generating assets. During the reporting period, we sought to limit what we viewed as elevated risk in the lower-quality segment of the high-yield market.

As a result, the Fund focused on higher-quality high-yield issues and held an underweight position in credit risk relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. Although our valuation assessment remains unchanged, this positioning detracted from relative performance when CCC-rated credits significantly outperformed the broad high-yield market.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the Fund’s investments in the services, basic industry and capital goods market segments made the greatest contribution to performance during the reporting period. (Contributions take weightings and total returns into account.) Although no market segments generated negative absolute returns, the Fund’s exposure to the technology and electronics and the banking market segments contributed the least to absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the Fund’s initial asset purchases, all of the trades in the Fund may be considered significant. An example of a bond our team purchased during the reporting period was Wells Enterprises, a family-owned and

1.	See page 6 for more information on Lipper Inc.
2.	See page 6 for more information on the Bank of America Merrill Lynch 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

-managed ice-cream company. The bonds of Wells Enterprises

are secured by the majority of the company’s assets and represent the majority of the company’s capital structure. We found the company’s strong free cash flow attractive.

How did the Fund’s sector weightings change during the reporting period?

During the since-inception period, the Fund’s sector weights changed as bonds were purchased. We constructed a portfolio of what we consider to be high-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the services and consumer cyclical segments of the market. As of the same date, the Fund held underweight positions relative to the Index in the banking and financials market segments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.3%† Convertible Bonds 1.0%
Holding Company—Diversified 0.3%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$265,000	$265,000

Packaging & Containers 0.7%
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (b)	650,000	661,375

Total Convertible Bonds (Cost $914,006)		926,375

Corporate Bonds 90.4%
Advertising 0.6%
Lamar Media Corp.
7.875%, due 4/15/18	250,000	273,125
9.75%, due 4/1/14	285,000	306,375

		579,500

Aerospace & Defense 0.4%
GenCorp, Inc. 7.125%, due 3/15/21 (b)	370,000	398,675

Auto Parts & Equipment 4.3%
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	430,000	469,775
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (b)(c)	305,000	305,381
Dana Holding Corp. 6.50%, due 2/15/19	685,000	740,656
Exide Technologies 8.625%, due 2/1/18	305,000	203,969
Schaeffler Finance B.V.
7.75%, due 2/15/17 (b)	530,000	602,212
8.50%, due 2/15/19 (b)	266,000	303,573
Tenneco, Inc. 7.75%, due 8/15/18	230,000	252,713
Titan International, Inc.
7.875%, due 10/1/17 (b)	490,000	526,750
7.875%, due 10/1/17	290,000	311,750
TRW Automotive, Inc. 7.00%, due 3/15/14 (b)	225,000	235,406

		3,952,185

Banks 1.3%
Ally Financial, Inc. 8.30%, due 2/12/15	1,080,000	1,200,150

	Principal Amount	Value

Beverages 0.9%
Constellation Brands, Inc. 8.375%, due 12/15/14	$100,000	$110,500
Cott Beverages, Inc.
8.125%, due 9/1/18	445,000	488,388
8.375%, due 11/15/17	200,000	214,000

		812,888

Biotechnology 0.3%
Bio Rad Labs 8.00%, due 9/15/16	265,000	281,809

Building Materials 2.2%
Building Materials Corp. of America 6.875%, due 8/15/18 (b)	690,000	745,200
Headwaters, Inc. 7.625%, due 4/1/19	455,000	492,537
USG Corp.
6.30%, due 11/15/16	460,000	489,900
8.375%, due 10/15/18 (b)	70,000	77,350
Vulcan Materials Co. 6.50%, due 12/1/16	200,000	224,500

		2,029,487

Chemicals 1.9%
Ineos Finance PLC 8.375%, due 2/15/19 (b)	316,000	356,290
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	420,000	439,950
NOVA Chemicals Corp.
8.375%, due 11/1/16	275,000	294,937
8.625%, due 11/1/19	89,000	100,681
Olin Corp. 8.875%, due 8/15/19	255,000	285,600
Phibro Animal Health Corp. 9.25%, due 7/1/18 (b)	265,000	286,863

		1,764,321

Coal 3.0%
Arch Coal, Inc.
7.00%, due 6/15/19	130,000	120,575
8.75%, due 8/1/16	240,000	249,600
♦CONSOL Energy, Inc. 8.00%, due 4/1/17	1,260,000	1,363,950
Peabody Energy Corp. 7.375%, due 11/1/16	250,000	286,250
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	740,000	789,950

		2,810,325

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 3.2%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (b)	$240,000	$250,200
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	172,525	172,956
Cenveo Corp. 8.875%, due 2/1/18	185,000	187,313
Geo Group, Inc. (The) 7.75%, due 10/15/17	620,000	660,300
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	465,000	491,737
Hertz Corp. (The) 4.25%, due 4/1/18 (b)	150,000	155,813
PHH Corp.
7.375%, due 9/1/19	10,000	11,425
9.25%, due 3/1/16	245,000	287,262
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (b)(c)	435,000	489,375
United Rentals North America, Inc. 5.75%, due 7/15/18	280,000	305,200

		3,011,581

Computers 1.7%
iGATE Corp. 9.00%, due 5/1/16	375,000	408,750
Seagate Technology International 10.00%, due 5/1/14 (b)	666,000	699,300
SunGard Data Systems, Inc. 4.875%, due 1/15/14	500,000	508,750

		1,616,800

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 9.75%, due 6/1/17	400,000	429,500

Diversified Financial Services 0.5%
National Money Mart Co. 10.375%, due 12/15/16	185,000	199,106
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (b)	255,000	299,625

		498,731

Electric 2.7%
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (b)	1,140,000	1,191,300
GenOn Energy, Inc.
7.625%, due 6/15/14	300,000	318,750
7.875%, due 6/15/17	440,000	497,200
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (b)	170,000	190,825

	Principal Amount	Value

Electric (continued)
Public Service Co. of New Mexico 7.95%, due 5/15/18	$230,000	$287,478

		2,485,553

Electrical Components & Equipment 0.5%
Anixter, Inc. 5.95%, due 3/1/15	450,000	480,375

Electronics 0.6%
Kemet Corp. 10.50%, due 5/1/18	350,000	365,750
Stoneridge, Inc. 9.50%, due 10/15/17 (b)	140,000	151,025

		516,775

Engineering & Construction 0.3%
New Enterprise Stone & Lime Co., Inc. 13.00%, due 3/15/18 (b)(c)	275,000	294,250

Entertainment 3.8%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (b)	524,000	569,850
MU Finance PLC 8.375%, due 2/1/17 (b)	548,447	593,694
♦NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (b)	1,310,000	1,421,350
Speedway Motorsports, Inc. 6.75%, due 2/1/19 (b)	570,000	612,038
Vail Resorts, Inc. 6.50%, due 5/1/19	300,000	322,875

		3,519,807

Environmental Controls 0.5%
Darling International, Inc. 8.50%, due 12/15/18	390,000	442,650

Finance—Auto Loans 0.6%
Credit Acceptance Corp. 9.125%, due 2/1/17	415,000	452,350
General Motors Financial Co., Inc. 4.75%, due 8/15/17 (b)	60,000	63,300

		515,650

Finance—Leasing Companies 0.3%
Oxford Finance LLC / Oxford Finance Co-issuer, Inc. 7.25%, due 1/15/18 (b)	265,000	280,900

Finance—Other Services 1.7%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (b)	595,000	615,825

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services (continued)
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 7/1/21 (b)	$20,000	$20,975
9.625%, due 5/1/19 (b)	355,000	409,137
SquareTwo Financial Corp. 11.625%, due 4/1/17	490,000	508,375

		1,554,312

Food 1.2%
B&G Foods, Inc. 7.625%, due 1/15/18	437,000	468,682
Harmony Foods Corp. 10.00%, due 5/1/16 (b)	99,000	107,168
TreeHouse Foods, Inc. 7.75%, due 3/1/18	215,000	232,738
Wells Enterprises, Inc. 6.75%, due 2/1/20 (b)	250,000	271,250

		1,079,838

Health Care—Products 0.3%
Hanger, Inc. 7.125%, due 11/15/18	285,000	310,650

Health Care—Services 3.5%
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (b)	565,000	653,988
6.875%, due 7/15/17	525,000	606,375
HCA, Inc.
6.50%, due 2/15/16	610,000	673,287
8.00%, due 10/1/18	75,000	89,156
9.00%, due 12/15/14	440,000	488,950
ResCare, Inc. 10.75%, due 1/15/19	622,000	702,860

		3,214,616

Holding Company—Diversified 0.7%
Leucadia National Corp. 8.125%, due 9/15/15	550,000	624,250

Home Builders 2.3%
♦KB Home 5.75%, due 2/1/14	1,425,000	1,467,750
Standard Pacific Corp. 10.75%, due 9/15/16	570,000	711,075

		2,178,825

Household Products & Wares 2.3%
Jarden Corp. 7.50%, due 5/1/17	365,000	416,100
Prestige Brands, Inc. 8.25%, due 4/1/18	715,000	778,456

	Principal Amount	Value

Household Products & Wares (continued)
Spectrum Brands, Inc. 9.50%, due 6/15/18	$854,000	$959,683

		2,154,239

Insurance 0.2%
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (b)	155,000	160,813

Internet 1.3%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (b)	1,120,000	1,251,600

Iron & Steel 0.6%
Bluescope Steel, Ltd. / Bluescope Steel Finance 7.125%, due 5/1/18 (b)	530,000	545,900

Leisure Time 1.8%
Brunswick Corp. 11.25%, due 11/1/16 (b)	818,000	898,786
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (b)	725,000	768,500

		1,667,286

Lodging 0.4%
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (b)	235,000	231,475
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (c)	175,000	184,625

		416,100

Media 3.6%
♦DISH DBS Corp.
4.25%, due 4/1/18 (b)	80,000	78,600
4.625%, due 7/15/17	500,000	507,500
5.125%, due 5/1/20 (b)	165,000	163,350
7.125%, due 2/1/16	390,000	430,950
7.75%, due 5/31/15	150,000	165,563
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (b)	375,000	375,000
♦Videotron, Ltd.
6.375%, due 12/15/15	335,000	339,187
9.125%, due 4/15/18	1,240,000	1,305,100

		3,365,250

Metal Fabricate & Hardware 1.3%
A. M. Castle & Co. 12.75%, due 12/15/16	385,000	455,262
Mueller Water Products, Inc. 7.375%, due 6/1/17	265,000	272,288

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Metal Fabricate & Hardware (continued)
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (b)	$455,000	$481,162

		1,208,712

Mining 2.3%
Hecla Mining Co. 6.875%, due 5/1/21 (b)	455,000	451,587
Kaiser Aluminum Corp. 8.25%, due 6/1/20	430,000	489,125
New Gold, Inc. 7.00%, due 4/15/20 (b)	460,000	487,600
St. Barbara, Ltd. 8.875%, due 4/15/18 (b)	710,000	701,125

		2,129,437

Miscellaneous—Manufacturing 2.6%
♦Amsted Industries, Inc. 8.125%, due 3/15/18 (b)	1,565,000	1,690,200
SPX Corp.
6.875%, due 9/1/17	405,000	454,612
7.625%, due 12/15/14	240,000	261,900

		2,406,712

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	250,000	271,563

Oil & Gas 7.2%
Berry Petroleum Co. 10.25%, due 6/1/14	330,000	356,400
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	675,000	756,000
Chesapeake Energy Corp. 6.775%, due 3/15/19	305,000	333,975
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (b)	190,000	195,700
Comstock Resources, Inc. 7.75%, due 4/1/19	215,000	230,050
Concho Resources, Inc. 8.625%, due 10/1/17	595,000	636,650
Frontier Oil Corp. 6.875%, due 11/15/18	450,000	487,688
HollyFrontier Corp. 9.875%, due 6/15/17	475,000	502,559
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	175,000	185,500
11.75%, due 5/15/17	415,000	441,975
PetroQuest Energy, Inc. 10.00%, due 9/1/17	465,000	504,525

	Principal Amount	Value

Oil & Gas (continued)
Rex Energy Corp. 8.875%, due 12/1/20 (b)	$275,000	$293,906
Rosetta Resources, Inc. 5.625%, due 5/1/21	535,000	557,737
SM Energy Co. 6.625%, due 2/15/19	290,000	312,113
Whiting Petroleum Corp. 6.50%, due 10/1/18	500,000	538,750
WPX Energy, Inc. 5.25%, due 1/15/17	285,000	304,950

		6,638,478

Oil & Gas Services 0.4%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	393,000	403,073

Packaging & Containers 1.5%
AEP Industries, Inc. 8.25%, due 4/15/19	320,000	348,800
Greif, Inc. 6.75%, due 2/1/17	500,000	563,750
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (b)	415,000	473,100

		1,385,650

Pharmaceuticals 3.6%
BioScrip, Inc. 10.25%, due 10/1/15	195,000	205,969
Endo Health Solutions, Inc. 7.00%, due 7/15/19	370,000	405,150
Grifols, Inc. 8.25%, due 2/1/18	535,000	587,162
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	235,000	232,650
NBTY, Inc. 9.00%, due 10/1/18	795,000	895,369
Valeant Pharmaceuticals International
6.50%, due 7/15/16 (b)	340,000	354,237
6.75%, due 10/1/17 (b)	600,000	651,000

		3,331,537

Pipelines 0.9%
Copano Energy LLC / Copano Energy Finance Corp. 7.75%, due 6/1/18	755,000	788,975

Real Estate Investment Trusts 2.3%
♦Host Hotels & Resorts, L.P.
Series Q
6.75%, due 6/1/16	675,000	685,969
9.00%, due 5/15/17	900,000	942,797

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18	$475,000	$517,750

		2,146,516

Retail 6.0%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	280,000	303,100
♦Asbury Automotive Group, Inc. 7.625%, due 3/15/17	1,400,000	1,438,514
♦DineEquity, Inc. 9.50%, due 10/30/18	1,745,000	1,989,300
Radio Systems Corp. 8.375%, due 11/1/19 (b)	542,000	589,425
Sonic Automotive, Inc. 9.00%, due 3/15/18	1,135,000	1,244,244

		5,564,583

Retail—Food 1.2%
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	1,021,000	1,068,859

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	250,000	276,563

Special Purpose Entity 0.5%
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (b)	420,000	464,100

Storage & Warehousing 0.7%
Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (b)	445,000	480,600
10.75%, due 10/15/19 (b)	145,000	147,538

		628,138

Telecommunications 5.6%
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	510,000	567,375
MetroPCS Wireless, Inc.
6.25%, due 4/1/21 (b)	315,000	338,231
6.625%, due 11/15/20	200,000	216,500
7.875%, due 9/1/18	125,000	137,656
NII International Telecom Sarl 11.375%, due 8/15/19 (b)	265,000	306,075
Sable International Finance, Ltd. 7.75%, due 2/15/17 (b)	635,000	685,800
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	540,000	584,550

	Principal Amount	Value

Telecommunications (continued)
SBA Telecommunications, Inc. 8.25%, due 8/15/19	$430,000	$476,225
Sprint Nextel Corp.
8.375%, due 8/15/17	825,000	961,125
9.125%, due 3/1/17	100,000	117,750
tw telecom holdings, Inc. 8.00%, due 3/1/18	250,000	271,250
Virgin Media Finance PLC 8.375%, due 10/15/19	375,000	423,282
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	80,000	86,209

		5,172,028

Transportation 2.8%
♦Florida East Coast Railway Corp. 8.125%, due 2/1/17	2,065,000	2,212,131
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (b)	370,000	394,050

		2,606,181

Trucking & Leasing 0.3%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19 (b)	290,000	319,000

Vitamins & Nutrition Products 0.6%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)(c)	490,000	512,050

Total Corporate Bonds (Cost $83,373,733)		83,767,746

Loan Assignments & Participations 2.6% (d)
Broadcasting 0.5%
Nielsen Finance LLC USD Term Loan E 2.95%, due 5/2/16	498,750	504,610

Finance 0.7%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	660,000	670,107

Lodging 0.2%
Cannery Casino Resorts LLC New 2nd Lien Term Loan 10.00%, due 10/2/19	145,000	142,281

Miscellaneous—Manufacturing 0.7%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	598,493	598,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Personal, Food & Miscellaneous Services 0.5%
Dunkin’ Brands, Inc. Term Loan B3 3.75%, due 2/14/20	$498,648	$503,545

Total Loan Assignments & Participations (Cost $2,383,642)		2,419,036

Yankee Bond 0.3% (e)
Computers 0.3%
Seagate Technology HDD Holdings 6.80%, due 10/1/16	265,000	299,450

Total Yankee Bond (Cost $298,305)		299,450

Total Long-Term Bonds (Cost $86,969,686)		87,412,607

Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $4,063,878 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $4,175,000 and a Market Value of $4,148,146)	4,063,877	4,063,877

Total Short-Term Investment (Cost $4,063,877)		4,063,877

Total Investments (Cost $91,033,563) (f)	98.7%	91,476,484
Other Assets, Less Liabilities	1.3	1,191,855
Net Assets	100.0%	$92,668,339
(a)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2013.

(e)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(f)	As of April 30, 2013, cost is $91,033,563 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$751,824
Gross unrealized depreciation	(308,903)

Net unrealized appreciation	$442,921

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$926,375	$—	$926,375
Corporate Bonds	—	83,767,746	—	83,767,746
Loan Assignments & Participations	—	2,419,036	—	2,419,036
Yankee Bond	—	299,450	—	299,450

Total Long-Term Bonds	—	87,412,607	—	87,412,607

Short-Term Investment
Repurchase Agreement	—	4,063,877	—	4,063,877

Total Investments in Securities	$—	$91,476,484	$—	$91,476,484

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $91,033,563)	$91,476,484
Receivables:
Interest	1,673,379
Fund shares sold	529,166
Investment securities sold	53,380
Other assets	118,134

Total assets	93,850,543

Liabilities
Payables:
Investment securities purchased	992,998
Fund shares redeemed	109,546
Manager (See Note 3)	28,745
Professional fees	17,539
Shareholder communication	12,130
Transfer agent (See Note 3)	9,879
NYLIFE Distributors (See Note 3)	6,041
Custodian	516
Trustees	16
Accrued expenses	1,026
Dividend payable	3,768

Total liabilities	1,182,204

Net assets	$92,668,339

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$91,986
Additional paid-in capital	91,957,909

92,049,895
Distributions in excess of net investment income	(8,245)
Accumulated net realized gain (loss) on investments	183,768
Net unrealized appreciation (depreciation) on investments	442,921

Net assets	$92,668,339

Investor Class
Net assets applicable to outstanding shares	$409,313

Shares of beneficial interest outstanding	40,627

Net asset value per share outstanding	$10.07
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.38

Class A
Net assets applicable to outstanding shares	$12,469,090

Shares of beneficial interest outstanding	1,237,835

Net asset value per share outstanding	$10.07
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.38

Class C
Net assets applicable to outstanding shares	$5,248,249

Shares of beneficial interest outstanding	520,938

Net asset value and offering price per share outstanding	$10.07

Class I
Net assets applicable to outstanding shares	$74,516,175

Shares of beneficial interest outstanding	7,396,635

Net asset value and offering price per share outstanding	$10.07

Class R2
Net assets applicable to outstanding shares	$25,512

Shares of beneficial interest outstanding	2,534

Net asset value and offering price per share outstanding	$10.07

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period December 17, 2012 (inception date) through April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$1,240,883

Expenses
Manager (See Note 3)	158,229
Professional fees	22,089
Offering (See Note 2)	18,962
Registration	18,008
Shareholder communication	12,368
Distribution/Service—Investor Class (See Note 3)	130
Distribution/Service—Class A (See Note 3)	5,157
Distribution/Service—Class C (See Note 3)	6,810
Distribution/Service—Class R2 (See Note 3)	23
Transfer agent (See Note 3)	11,060
Custodian	2,937
Trustees	527
Shareholder service (See Note 3)	9
Miscellaneous	2,928

Total expenses before waiver/reimbursement	259,237
Expense waiver/reimbursement from Manager (See Note 3)	(52,661)

Net expenses	206,576

Net investment income (loss)	1,034,307

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	183,768
Net change in unrealized appreciation (depreciation) on investments	442,921

Net realized and unrealized gain (loss) on investments	626,689

Net increase (decrease) in net assets resulting from operations	$1,660,996

(a)	Interest recorded net of foreign withholding taxes in the amount of $752.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the period December 17, 2012 (inception date) through April 30, 2013 (Unaudited)

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,034,307
Net realized gain (loss) on investments	183,768
Net change in unrealized appreciation (depreciation) on investments	442,921

Net increase (decrease) in net assets resulting from operations	1,660,996

Dividends to shareholders:
From net investment income:
Investor Class	(2,807)
Class A	(105,371)
Class C	(31,754)
Class I	(902,280)
Class R2	(340)

Total dividends to shareholders	(1,042,552)

Capital share transactions:
Net proceeds from sale of shares	92,919,316
Net asset value of shares issued to shareholders in reinvestment of dividends	1,035,723
Cost of shares redeemed	(1,905,144)

Increase (decrease) in net assets derived from capital share transactions	92,049,895

Net increase (decrease) in net assets	92,668,339

Net Assets
Beginning of period	—

End of period	$92,668,339

Distributions in excess of net investment income at end of period	$(8,245)

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	December 17, 2012** through April 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.08

Total from investment operations	0.19

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$10.07

Total investment return (a)	2.05	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.33	%††
Net expenses	1.01	%††
Expenses (before waiver/reimbursement)	1.23	%††
Portfolio turnover rate	25%
Net assets at end of period (in 000’s)	$409

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class A
	December 17, 2012** through April 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.08

Total from investment operations	0.19

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$10.07

Total investment return (a)	2.11	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21	%††
Net expenses	1.05	%††
Expenses (before waiver/reimbursement)	1.27	%††
Portfolio turnover rate	25%
Net assets at end of period (in 000’s)	$12,469

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class C
	December 17, 2012** through April 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investments	0.08

Total from investment operations	0.18

Less dividends:
From net investment income	(0.11)

Net asset value at end of period	$10.07

Total investment return (a)	1.87	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72	%††
Net expenses	1.76	%††
Expenses (before waiver/reimbursement)	1.98	%††
Portfolio turnover rate	25%
Net assets at end of period (in 000’s)	$5,248

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class I
	December 17, 2012** through April 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investments	0.07

Total from investment operations	0.20

Less dividends:
From net investment income	(0.13)

Net asset value at end of period	$10.07

Total investment return (a)	2.26	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27	%††
Net expenses	0.80	%††
Expenses (before waiver/reimbursement)	1.02	%††
Portfolio turnover rate	25%
Net assets at end of period (in 000’s)	$74,516

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	December 17, 2012** through April 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investments	0.06

Total from investment operations	0.19

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$10.07

Total investment return (a)	2.07	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83	%††
Net expenses	1.15	%††
Expenses (before waiver/reimbursement)	1.37	%††
Portfolio turnover rate	25%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Duration High Yield Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares: Investor Class, Class A, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor

24	MainStay Short Duration High Yield Fund

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the

Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise,

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2013, the Fund did not hold any unfunded commitments.

(I)  Offering Costs.  Costs incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive

26	MainStay Short Duration High Yield Fund

compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(K)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $158,229 and waived its fees and/or reimbursed expenses in the amount of $52,661.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

For the period ended April 30, 2013, the Fund incurred shareholder service fees of $9.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $452 and $4,589, respectively, for the period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $38 for the period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended April 30, 2013, were as follows:

Investor Class	$3
Class A	962
Class C	43
Class I	10,048
Class R2	4

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$25,424	6.2%
Class A	25,439	0.2
Class C	25,393	0.5
Class I	10,086,443	13.5
Class R2	25,430	99.7

Note 4–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 5–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 6–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $102,769 and $15,617, respectively.

Note 7–Capital Share Transactions

Investor Class (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	39,213	$393,628
Shares issued to shareholders in reinvestment of dividends	278	2,797
Shares redeemed	(547)	(5,500)

Net increase (decrease) in shares outstanding before conversion	38,944	390,925
Shares converted into Investor Class (See Note 1)	1,683	16,929

Net increase (decrease)	40,627	$407,854

Class A (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,302,770	$13,067,619
Shares issued to shareholders in reinvestment of dividends	10,041	100,797
Shares redeemed	(73,293)	(735,639)

Net increase (decrease) in shares outstanding before conversion	1,239,518	12,432,777
Shares converted from Class A (See Note 1)	(1,683)	(16,929)

Net increase (decrease)	1,237,835	$12,415,848

Class C (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	518,733	$5,203,770
Shares issued to shareholders in reinvestment of dividends	2,967	29,805
Shares redeemed	(762)	(7,662)

Net increase (decrease)	520,938	$5,225,913

28	MainStay Short Duration High Yield Fund

Class I (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	7,422,159	$74,229,299
Shares issued to shareholders in reinvestment of dividends	89,918	901,984
Shares redeemed	(115,442)	(1,156,343)

Net increase (decrease)	7,396,635	$73,974,940

Class R2 (a)	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends	34	340

Net increase (decrease)	2,534	$25,340

(a) The inception date of the Fund was December 17, 2012.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields specifically in connection with the contract review process that took place in advance of its December 2012 meeting, which included responses from New York Life Investments and MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow the investment strategies similar to those proposed for the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the

Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Fund under the terms of the Fund’s Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is to be set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields’ experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

30	MainStay Short Duration High Yield Fund

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

Based on these considerations, the Board concluded that the Fund’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Short Duration High Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30428 MS175-13	MSSHY10-06/13 NL0B9

MainStay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Since Inception (2/27/13)		Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–	2.93 1.64%	1.22 1.22%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–	3.02 1.55	1.10 1.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges		0.61 1.61	1.47 1.47
Class I Shares	No Sales Charge			1.69	0.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
Barclays California Municipal Bond Index[3]	0.66%
Average Lipper California Municipal Debt Fund[4]	0.76

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper California municipal debt fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 27, 2013, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 27, 2013, to April 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/27/13[1]	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$1,016.40	$1.28	$1,007.20	$1.28

Class A Shares[3]	$1,000.00	$1,015.50	$1.28	$1,007.20	$1.28

Class C Shares[3]	$1,000.00	$1,016.10	$1.71	$1,006.80	$1.70

Class I Shares[3]	$1,000.00	$1,016.90	$0.86	$1,007.60	$0.85

1.	The inception date of the Fund.

2.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Investor Class, 0.75% for Class A, 1.00% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 62 days (to reflect the since-inception period which took place after the close of business of February 27, 2013). The table above represents the actual expenses incurred during the period.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2013. Had these shares been offered for the full six-month period ended April 30, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.76 for Investor Class, $3.76 for Class A, $5.01 for Class C and $2.51 for Class I and the ending account value would have been $1,021.10 for Investor Class, $1,021.10 for Class A, $1,019.80 for Class C and $1,022.30 for Class I.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

General Obligation	20.5%
Industrial Development / Pollution Control	10.5
Appropriation	10.4
Airport	8.7
Transportation	7.9
Water	7.3
Dedicated Tax	6.6
Tobacco Settlement	6.4

Utilities	6.0%
State General Obligation	5.1
Higher Education	4.2
Medical	3.9
General	3.3
Hospital	0.3
Other Assets, Less Liabilities	–1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/30

2.	Anaheim, California, School District, Unlimited General Obligation, 6.25%, due 8/1/40

3.	Chabot-Las Positas Community College District, 2016 Crossover, Unlimited General Obligation, 5.00%, due 8/1/32

4.	City of Sacramento, California, Water, Revenue Bonds, 5.00%, due 9/1/42

5.	California Infrastructure & Economic Development Bank, Revenue Bonds, 5.00%, due 9/1/28
6.	Castaic Union School District, Election of 2012, Unlimited General Obligation, 5.00%, due 8/1/38

7.	California State Municipal Finance Authority, Centro De Salud De La, Revenue Bonds, 5.00%, due 3/1/38

8.	San Francisco City & County International Airports Communities, Revenue Bonds, 5.00%, due 5/1/26

9.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33

10.	Bellflower California Unified School District 2012 Election, Unlimited General Obligation, 5.00%, due 8/1/32

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its peers and its benchmark from its inception on February 27, 2013, through April 30, 2013?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 1.64% for Investor Class shares, 1.55% for Class A shares and 1.61% for Class C shares from February 27, 2013, through April 30, 2013. Over the same period, Class I shares returned 1.69%. All share classes outperformed the 0.76% return of the average Lipper1 California municipal debt fund and the 0.66% return of the Barclays California Municipal Bond Index2 from February 27, 2013, through April 30, 2013. The Barclays California Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns applicable with sales charges.

What factors affected the Fund’s relative performance from February 27, 2013, through April 30, 2013?

From the Fund’s inception on February 27, 2013, through April 30, 2013, the Fund outperformed the Barclays California Municipal Bond Index, largely because of the Fund’s exposure to bonds rated A and BBB,3 an overweight position relative to the Index in bonds with maturities of 20 years or more, and zero exposure to Puerto Rico bonds. During the reporting period, longer-term bonds tended to outperform shorter-maturity issues, lower-rated municipal bonds outperformed higher-quality issues, and Puerto Rico bonds significantly underperformed the broad Barclays Municipal Bond Index.4

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays California Municipal Bond Index. At times, depending on conditions in the municipal market—such as seasonal supply-and-demand imbalances and our outlook for what lies ahead—we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was longer than the duration of the Barclays California Municipal Bond Index, as we were in the process of investing the Fund’s initial assets.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Our view on the municipal market was that the municipal yield curve6 was too steep and that spreads7 for lower-rated municipal bonds were too wide. While investing the Fund’s initial assets, we sought to structure an adequately diversified portfolio that reflected our view of the municipal market. To that end, the Fund primarily targeted lower-rated investment-grade bonds with maturities of 15 years or longer.

In addition, the Fund avoided any purchases of Puerto Rico–related issuers, even though these issues would be tax exempt for California residents. We believed that the deteriorating financial condition of the Commonwealth of Puerto Rico and its associated agencies would become more apparent to the market as the year progressed. For this reason, we felt that credit spreads on Puerto Rico bonds would widen, leading to potentially significant underperformance.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The most significant positive contributions to the Fund’s absolute performance came from bonds rated A and BBB, from below investment-grade bonds and from bonds with maturities of 20 years or more. (Contributions take weightings and total returns into account.) Spread tightening and a gravitation of investors toward bonds providing incremental yield were significant drivers of the municipal market during the reporting

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to be steep when the spread between short-term and long-term municipal bonds is large and the yields of intermediate-term municipal bonds remain within that spread.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

period. The decision to avoid securities issued by the Commonwealth of Puerto Rico also contributed positively to performance. During the reporting period, Puerto Rico bond credit spreads widened and Puerto Rico bonds underperformed, as the market became concerned about deteriorating credit conditions in the Commonwealth. During the reporting period, none of the market segments in which the Fund invested posted negative absolute returns.

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the time when we initially invested the Fund’s assets, all of the trades in the Fund may be considered significant.

How did the Fund’s sector weightings change during the reporting period?

Given the short period since the Fund’s inception, its sector weightings changed as bonds were purchased. The prevalent sectors in the Fund, such as local general obligation bonds, transportation bonds and water & sewer bonds, reflect our desire to construct a reasonably well-diversified Fund, including exposure to infrequent municipal issuers. In our opinion, the scarcity value8 of infrequent issuers was likely to enhance the performance of those specific bonds over time.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated BBB and held approximately 12% of its net assets in below-investment-grade credits.

On the same date, the Fund held underweight positions relative to the Index in securities rated AA9 and higher and in bonds with maturities of less than 10 years. We felt that these sectors could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market.

8.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
9.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated issues only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Municipal Bonds 101.1%†
Airport 8.7%
Los Angeles, Department of Airports, International Airport, Revenue Bonds Series A 5.00%, due 5/15/40	$1,245,000	$1,408,307
San Diego County Regional Airport Authority, Revenue Bonds Series B 5.00%, due 7/1/30 (a)	1,325,000	1,521,285
♦San Francisco City & County International Airports Communities, Revenue Bonds Series A 5.00%, due 5/1/26 (a)	1,430,000	1,667,094

		4,596,686

Appropriation 10.4%
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	1,500,000	1,624,335
♦California State Municipal Finance Authority, Centro De Salud De La, Revenue Bonds 5.00%, due 3/1/38	1,500,000	1,667,610
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: FGIC, NATL-RE 5.25%, due 9/1/22	285,000	282,803
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: FGIC, NATL-RE
5.00%, due 9/1/28	255,000	243,668
Insured: FGIC, NATL-RE
5.00%, due 9/1/36	150,000	140,571
Ventura County Public Financing Authority, Revenue Bonds Series A 5.00%, due 11/1/38	1,355,000	1,524,524

		5,483,511

Dedicated Tax 6.6%
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	932,528
Guam Government, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	250,000	297,057

	Principal Amount	Value

Dedicated Tax (continued)
♦Virgin Islands Public Finance Authority, Revenue Bonds 5.00%, due 10/1/30	$2,000,000	$2,265,500

		3,495,085

General 3.3%
♦California Infrastructure & Economic Development Bank, Revenue Bonds 5.00%, due 9/1/28	1,500,000	1,718,310

General Obligation 20.5%
♦Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	1,500,000	1,871,370
♦Bellflower California Unified School District 2012 Election, Unlimited General Obligation Series A 5.00%, due 8/1/32	1,410,000	1,607,118
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/32	1,095,000	1,206,821
♦Castaic Union School District, Election of 2012, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/38	1,500,000	1,693,050
♦Chabot-Las Positas Community College District, 2016 Crossover, Unlimited General Obligation 5.00%, due 8/1/32	1,500,000	1,781,250
Emery Unified School District 2010 Election, Unlimited General Obligation Series D 5.00%, due 8/1/45	825,000	944,955
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	250,925
Santa Maria Joint Union High School District, Election 2004, Unlimited General Obligation 5.00%, due 8/1/33	1,000,000	1,172,940
Temecula Valley Unified School District, 2012 Election, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/42	250,000	282,405

		10,810,834

Higher Education 4.2%
California Educational Facilities Authority, Dominican University, Revenue Bonds 5.00%, due 12/1/36	1,000,000	1,043,590

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education (continued)
California Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/42	$150,000	$164,079
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,003,500

		2,211,169

Hospital 0.3%
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	150,000	164,957

Industrial Development / Pollution Control 10.5%
ABAG Finance Authority for Nonprofit Corp., Various Jewish Home Sanitary Francisco, Revenue Bonds 0.16%, due 11/15/35 (b)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank, Los Angeles Museum, Revenue Bonds Series A 0.17%, due 9/1/37 (b)	1,400,000	1,400,000
California Municipal Finance Authority, Various Chevron USA-Recovery Zone, Revenue Bonds 0.14%, due 11/1/35 (b)	600,000	600,000
California Pollution Control Financing Authority, Daily Paper Pacific Gas & Electric, Revenue Bonds Series C 0.19%, due 11/1/26 (b)	1,500,000	1,500,000
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)	1,000,000	1,028,910

		5,528,910

Medical 3.9%
California Health Facilities Financing Authority, Scripps Health, Revenue Bonds Series A 5.00%, due 11/15/36	775,000	864,637
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,203,510

		2,068,147

	Principal Amount	Value

State General Obligation 5.1%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	$1,430,000	$1,580,593
Guam Government, Unlimited General Obligation Series A 7.00%, due 11/15/39	1,000,000	1,137,860

		2,718,453

Tobacco Settlement 6.4%
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.65%, due 6/1/41	750,000	702,473
5.70%, due 6/1/46	250,000	233,325
California County Tobacco Securitization Agency, Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	380,000	341,901
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A-1 5.75%, due 6/1/47	1,000,000	955,470
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds Series A-1 5.50%, due 6/1/45	1,250,000	1,135,112

		3,368,281

Transportation 7.9%
Alameda Corridor Transportation Authority, Capital Appreciation, Revenue Bonds Insured: NATL-RE (zero coupon), due 10/1/32	1,550,000	652,534
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/35	1,525,000	1,525,061
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/15/24	130,000	78,884
Series A, Insured: NATL-RE
(zero coupon), due 1/15/26	230,000	126,815
Series A, Insured: NATL-RE
(zero coupon), due 1/15/27	200,000	105,228
Series A, Insured: NATL-RE
(zero coupon), due 1/15/30	135,000	60,421
Series A, Insured: NATL-RE
(zero coupon), due 1/15/35	150,000	50,589
Series A, Insured: NATL-RE
(zero coupon), due 1/15/36	180,000	57,107

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Transportation (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds (continued)
Series A, Insured: NATL-RE
5.25%, due 1/15/30	$245,000	$245,005
Series A, Insured: NATL-RE
5.375%, due 1/15/29	245,000	245,034
Stockton District Port, Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 7/1/32	1,000,000	1,002,390

		4,149,068

Utilities 6.0%
City of Glendale, California, Electric, Revenue Bonds 5.00%, due 2/1/32	1,000,000	1,154,710
Corona Utility Authority Water Projects, Revenue Bonds 5.00%, due 9/1/32	1,000,000	1,168,420
Turlock Irrigation District, Revenue Bonds Series A 5.00%, due 1/1/40	760,000	830,323

		3,153,453

Water 7.3%
♦City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42	1,500,000	1,739,550
Escondido Joint Powers Financing Authority, Revenue Bonds 5.00%, due 9/1/41	1,000,000	1,116,740

	Principal Amount	Value

Water (continued)
Irvine Ranch Water District, Various Improvement District, Special Assessment Series B 0.17%, due 10/1/41 (b)	$1,000,000	$1,000,000

		3,856,290

Total Municipal Bonds (Cost $52,719,805)		53,323,154

Total Investments (Cost $52,719,805) (c)	101.1%	53,323,154
Other Assets, Less Liabilities	(1.1)	(572,144)
Net Assets	100.0%	$52,751,010

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2013.

(c)	As of April 30, 2013, cost is $52,719,805 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$625,588
Gross unrealized depreciation	(22,239)

Net unrealized appreciation	$603,349

The following abbreviations are used in the above portfolio:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

NATL—RE -National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$53,323,154	$—	$53,323,154

Total Investments in Securities	$—	$53,323,154	$—	$53,323,154

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $52,719,805)	$53,323,154
Cash	1,035,087
Receivables:
Interest	577,013
Fund shares sold	213,968
Other assets	11,845

Total assets	55,161,067

Liabilities
Payables:
Investment securities purchased	2,378,172
Professional fees	11,751
Manager (See Note 3)	6,545
Shareholder communication	6,069
Fund shares redeemed	760
Custodian	557
NYLIFE Distributors (See Note 3)	77
Accrued expenses	6,126

Total liabilities	2,410,057

Net assets	$52,751,010

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,209
Additional paid-in capital	52,104,044

52,109,253
Distributions in excess of net investment income	(162)
Accumulated net realized gain (loss) on investments	38,570
Net unrealized appreciation (depreciation) on investments	603,349

Net assets	$52,751,010

Investor Class
Net assets applicable to outstanding shares	$25,403

Shares of beneficial interest outstanding	2,509

Net asset value per share outstanding	$10.13
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.61

Class A
Net assets applicable to outstanding shares	$807,561

Shares of beneficial interest outstanding	79,771

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Class C
Net assets applicable to outstanding shares	$25,393

Shares of beneficial interest outstanding	2,508

Net asset value and offering price per share outstanding	$10.13

Class I
Net assets applicable to outstanding shares	$51,892,653

Shares of beneficial interest outstanding	5,124,301

Net asset value and offering price per share outstanding	$10.13

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period February 27, 2013 (inception date) through April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$236,618

Expenses
Manager (See Note 3)	42,757
Professional fees	11,751
Offering (See Note 2)	7,644
Shareholder communication	6,370
Registration	1,332
Custodian	557
Trustees	224
Distribution/Service—Investor Class (See Note 3)	11
Distribution/Service—Class A (See Note 3)	68
Distribution/Service—Class C (See Note 3)	21
Miscellaneous	1,541

Total expenses before waiver/reimbursement	72,276
Expense waiver/reimbursement from Manager (See Note 3)	(29,386)

Net expenses	42,890

Net investment income (loss)	193,728

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,570
Net change in unrealized appreciation (depreciation) on investments	603,349

Net realized and unrealized gain (loss) on investments	641,919

Net increase (decrease) in net assets resulting from operations	$835,647

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the period February 27, 2013 (inception date) through April 30, 2013 (Unaudited)

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$193,728
Net realized gain (loss) on investments	38,570
Net change in unrealized appreciation (depreciation) on investments	603,349

Net increase (decrease) in net assets resulting from operations	835,647

Dividends to shareholders:
From net investment income:
Investor Class	(86)
Class A	(760)
Class C	(78)
Class I	(192,966)

Total dividends to shareholders	(193,890)

Capital share transactions:
Net proceeds from sale of shares	51,916,123
Net asset value of shares issued to shareholders in reinvestment of dividends	193,890
Cost of shares redeemed	(760)

Increase (decrease) in net assets derived from capital share transactions	52,109,253

Net increase (decrease) in net assets	52,751,010

Net Assets
Beginning of period	—

End of period	$52,751,010

Distributions in excess of net investment income at end of period	$(162)

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class		Class A		Class C		Class I
	February 27, 2013** through April 30,		February 27, 2013** through April 30,		February 27, 2013** through April 30,		February 27, 2013** through April 30,
	2013*		2013*		2013*		2013*
Net asset value at beginning of period	$10.00		$10.00		$10.00		$10.00

Net investment income (loss)	0.03		0.03		0.03		0.04
Net realized and unrealized gain (loss) on investments	0.13		0.12		0.13		0.13

Total from investment operations	0.16		0.15		0.16		0.17

Less dividends:
From net investment income	(0.03)		(0.03)		(0.03)		(0.04)

Net asset value at end of period	$10.13		$10.12		$10.13		$10.13

Total investment return	1.64	%(a)	1.55	%(a)	1.61	%(a)	1.69	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%††	2.80	%††	1.78	%††	2.26	%††
Net expenses	0.75	%††	0.75	%††	1.00	%††	0.50	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.09	%††	1.34	%††	0.84	%††
Portfolio turnover rate	18%		18%		18%		18%
Net assets at end of period (in 000’s)	$25		$808		$25		$51,893

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay California Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on February 27, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life

Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor

18	MainStay California Tax Free Opportunities Fund

evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and intends to declare and pay distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Offering Costs.  Costs incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the bor-

rower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California continues to experience financial difficulties due to the economic environment. The further deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund

20	MainStay California Tax Free Opportunities Fund

and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $42,757 and waived its fees and/or reimbursed expenses in the amount of $29,386.

State Street Bank, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC.

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$25,350	99.8%
Class A	25,325	3.1
Class C	25,345	99.8
Class I	50,633,583	97.6

Note 4–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 5–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $61,419 and $8,742, respectively.

Note 6–Capital Share Transactions

Investor Class (a)	Shares	Amount
Period ended April 30, 2013:
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends	9	86

Net increase (decrease)	2,509	$25,086

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

Class A (a)	Shares	Amount
Period ended April 30, 2013:
Shares sold	79,748	$803,968
Shares issued to shareholders in reinvestment of dividends	77	760
Shares redeemed	(54)	(551)

Net increase (decrease)	79,771	$804,177

Class C (a)	Shares	Amount
Period ended April 30, 2013:
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends	8	78

Net increase (decrease)	2,508	$25,078

Class I (a)	Shares	Amount
Period ended April 30, 2013:
Shares sold	5,105,189	$51,062,155
Shares issued to shareholders in reinvestment of dividends	19,133	192,966
Shares redeemed	(21)	(209)

Net increase (decrease)	5,124,301	$51,254,912

(a) The inception date of the Fund was February 27, 2013.

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal period ended April 30, 2013, events and transactions subsequent to April 30, 2013 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields specifically in connection with the contract review process that took place in advance of its December 2012 meeting, which included responses from New York Life Investments and MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow the investment strategies similar to those proposed for the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the

Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Fund under the terms of the Fund’s Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is to be set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields’ experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

mainstayinvestments.com	23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds

24	MainStay California Tax Free Opportunities Fund

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

Based on these considerations, the Board concluded that the Fund’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	25

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay California Tax Free Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30212 MS175-13	MSCTF10-06/13 NL0C5

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: July 8, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: July 8, 2013

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.